Filed Pursuant to Rule 497
File No. 333-193308

PROSPECTUS SUPPLEMENT
(to Prospectus dated February 3, 2015)

3,500,000 Shares

GOLUB CAPITAL BDC, INC.

Common Stock

$17.42 per share

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. Our investment objective is to generate current income and capital appreciation by investing primarily in senior secured, one stop, second lien and subordinated loans of, and warrants and minority equity securities in, U.S. middle-market companies.

GC Advisors LLC serves as our investment adviser. Golub Capital LLC serves as our administrator. GC Advisors LLC and Golub Capital LLC are affiliated with Golub Capital (as defined herein), a leading lender to middle-market companies that has over $10.0 billion in capital under management as of December 31, 2014.

All of the 3,500,000 shares of common stock offered by this prospectus supplement are being sold by us. Our common stock is traded on the NASDAQ Global Select Market under the symbol “GBDC”. Mr. William M. Webster IV, one of our directors, has agreed to purchase 5,000 shares in this offering at the public offering price per share. The last reported closing price for our common stock on April 9, 2015 was $17.78 per share. The net asset value of our common stock as of December 31, 2014 (the last date prior to the date of this prospectus supplement on which we determined net asset value) was $15.55 per share. The offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make this offering.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering. Investing in our common stock involves a high degree of risk. Before buying any securities, you should read the discussion of the material risks of investing in our common stock, including the risk of leverage, in “Risk Factors” beginning on page S-17 of this prospectus supplement and page 14 of the accompanying prospectus.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. We maintain a website at http://www.golubcapitalbdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available on or through our website. You may also obtain such information, free of charge, and make shareholder inquiries by contacting us at 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606, Attention: Investor Relations, or by calling us collect at (312) 205-5050. The SEC also maintains a website at http://www.sec.gov that contains such information.

We generally invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of our debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase our risk of losing part or all of our investment.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$17.42	$60,970,000
Sales load (underwriting discounts and commissions)	$0.53	$1,855,000
Proceeds to us (before expenses)	$16.89	$59,115,000

In addition, the underwriters may purchase up to an additional 525,000 shares of common stock at the public offering price, less the sales load payable by us, within 30 days from the date of this prospectus supplement. If the underwriters exercise this option in full, the total sales load paid by us will be $2,133,250, and total proceeds to us, before expenses, will be $67,982,250.

The underwriters are offering the common stock as set forth in “Underwriting.” Delivery of the common stock will be made on or about April 15, 2015.

Wells Fargo Securities	BofA Merrill Lynch	UBS Investment Bank

Raymond James	Keefe, Bruyette & Woods A Stifel Company

The date of this prospectus supplement is April 10, 2015.

ABOUT THIS PROSPECTUS SUPPLEMENT

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus supplement is accurate only as of the date on the front cover of this prospectus supplement and that the information appearing in the accompanying prospectus is accurate only as of the date on its front cover. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers are permitted.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement will control. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the headings, “Risk Factors” and “Available Information” before investing in our common stock.

PROSPECTUS SUPPLEMENT

PROSPECTUS

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PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Risk Factors” and the other information included in this prospectus supplement and the accompanying prospectus carefully.

Except as otherwise indicated, the terms:

•	“we,” “us,” “our” and “Golub Capital BDC” refer to Golub Capital BDC, Inc., a Delaware corporation, and its consolidated subsidiaries;
•	“Holdings” refers to Golub Capital BDC 2010-1 Holdings LLC, a Delaware limited liability company, or LLC, our direct subsidiary;
•	“2010 Issuer” refers to Golub Capital BDC 2010-1 LLC, a Delaware LLC, a direct subsidiary of Holdings and our indirect subsidiary;
•	“2014 Issuer” refers to Golub Capital BDC CLO 2014 LLC, a Delaware LLC, our direct subsidiary;
•	“2010 Debt Securitization” refers to the $350.0 million term debt securitization that we completed on July 16, 2010, as amended on February 15, 2013, in which the 2010 Issuer issued an aggregate of $350.0 million of notes, or the “2010 Notes,” including $203.0 million of Class A 2010 Notes, which bear interest at a rate of three-month London Interbank Offered Rate, or LIBOR, plus 1.74%, $12.0 million of Class B 2010 Notes, which bear interest at a rate of three-month LIBOR plus 2.40%, and $135.0 million face amount of Subordinated 2010 Notes that do not bear interest;
•	“2014 Debt Securitization” refers to the $402.6 million term debt securitization that we completed on June 5, 2014, in which the 2014 Issuer issued an aggregate of $402.6 million of securities, including $191.0 million of Class A-1 2014 Notes, which bear interest at a rate of three-month LIBOR plus 1.75%, $20.0 million of Class A-2 2014 Notes, which bear interest at a rate of three-month LIBOR plus 1.45% through December 4, 2015 and three-month LIBOR plus 1.95% thereafter, $35.0 million of Class B 2014 Notes, which bear interest at a rate of three-month LIBOR plus 2.50%, $37.5 million of Class C 2014 Notes, which bear interest at a rate of three-month LIBOR plus 3.50%, and $119.1 million of LLC equity interests that do not bear interest;
•	“Funding” refers to Golub Capital BDC Funding, LLC, a Delaware LLC, our direct subsidiary;
•	“Credit Facility” refers to the senior secured revolving credit facility that Funding entered into on July 21, 2011 with Wells Fargo Securities, LLC, as administrative agent, and Wells Fargo Bank, N.A., as lender and collateral agent, as most recently amended and restated on December 18, 2014, for up to $150.0 million that bears interest at a rate of one-month LIBOR plus 2.25% per annum through the reinvestment period, which ends on November 22, 2015, and bears interest at a rate of one-month LIBOR plus 2.75% for the period following the reinvestment period through the stated maturity date of October 17, 2019;
•	“Revolver Funding” refers to Golub Capital BDC Revolver Funding LLC, a Delaware LLC, our direct subsidiary;
•	“Revolver” refers to the $15.0 million revolving line of credit, which may be increased to an amount not to exceed $30.0 million that Revolver Funding entered into on November 22, 2013 with The PrivateBank and Trust Company, or PrivateBank, as lender and administrative agent, as most recently amended on November 24, 2014, that bears interest, at the election of Revolver Funding, at a rate of either one-, two- or three-month LIBOR plus 3.50% per annum or PrivateBank’s prime rate plus 1.50% per annum through November 22, 2015 and either one-, two- or three-month LIBOR plus 2.50% per annum or PrivateBank’s prime rate plus 0.50% per annum for the period subsequent to November 22, 2015 and matures on November 22, 2020;

•	“SLF” refers to Senior Loan Fund LLC, an unconsolidated Delaware LLC, in which we co-invest with RGA Reinsurance Company, or RGA, primarily in senior secured loans. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect of SLF must be approved by the SLF investment committee, which presently consists of two representatives of each of the members (with unanimous approval required from either (i) one representative of each of us and RGA or (ii) both representatives of each of us and RGA currently). As of December 31, 2014, we owned 87.5% of both the outstanding subordinated notes and LLC equity interests of SLF. As of December 31, 2014, SLF had subordinated note commitments from its members totaling $100.0 million and LLC equity interest subscriptions from its members totaling $25.0 million. We have committed to fund $87.5 million of subordinated notes and $21.9 million of LLC equity interest subscriptions to SLF;
•	“GC Advisors” refers to GC Advisors LLC, a Delaware LLC, our investment adviser;
•	“Administrator” refers to Golub Capital LLC, a Delaware LLC, an affiliate of GC Advisors and our administrator and, for periods prior to February 5, 2013, GC Service Company, LLC; and
•	“Golub Capital” refers, collectively, to the activities and operations of Golub Capital Incorporated, Golub Capital LLC (formerly Golub Capital Management LLC), which entity employs all of Golub Capital’s investment professionals, GC Advisors and associated investment funds and their respective affiliates.

On April 13, 2010, we converted from an LLC into a corporation. In this conversion, Golub Capital BDC, Inc. succeeded to the business of Golub Capital BDC LLC and its consolidated subsidiary, and the members of Golub Capital BDC LLC became stockholders of Golub Capital BDC, Inc.

Golub Capital BDC

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. We were formed in November 2009 to continue and expand the business of our predecessor, Golub Capital Master Funding LLC, which commenced operations in July 2007, by making investments primarily in senior secured, one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans), second lien and subordinated (a loan that ranks senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) loans and warrants and minority equity securities of middle-market companies that are, in most cases, sponsored by private equity firms. In this prospectus, the term “middle-market” generally refers to companies having earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $10.0 million and $50.0 million annually.

Our investment objective is to generate current income and capital appreciation by investing primarily in senior secured, one stop, second lien and subordinated loans of, and warrants and minority equity securities in, U.S. middle-market companies. We intend to achieve our investment objective by (1) accessing the established loan origination channels developed by Golub Capital, a leading lender to middle-market companies with over $10.0 billion in capital under management as of December 31, 2014, (2) selecting investments within our core middle-market company focus, (3) partnering with experienced private equity firms, or sponsors, in many cases with whom we have invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital.

We seek to create a diverse portfolio that includes primarily senior secured, one stop, second lien and subordinated loans and warrants and minority equity securities by primarily investing approximately $5.0 million to $30.0 million of capital, on average, in the securities of U.S. middle-market companies. We may also selectively invest more than $30.0 million in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base.

We generally invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of our debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase our risk of losing part or all of our investment.

As of December 31, 2014, our portfolio at fair value was comprised of 17.5% senior secured loans, 71.8% one stop loans, 4.2% second lien loans, 0.3% subordinated loans, 3.3% equity and 2.9% of investments in SLF. As of September 30, 2014, our portfolio at fair value was comprised of 19.5% senior secured loans, 69.8% one stop loans, 4.4% second lien loans, 0.3% subordinated loans, 3.4% equity and 2.6% of investments in SLF.

As of December 31, 2014 and September 30, 2014, we had debt and equity investments in 147 and 145 portfolio companies, respectively, and investments in subordinated notes and LLC equity interests in SLF. For the three months ended December 31, 2014 and 2013, our income producing debt investments, which represented nearly 100% of our total debt investments, had a weighted average annualized income yield (which is calculated as income from interest and fees excluding amortization of capitalized fees and discounts divided by the average fair value of earning investments) of 7.8% and 8.6%, respectively, and a weighted average annualized investment income yield (which is calculated as income from interest, fees and amortization of capitalized fees and discounts divided by average fair value of earning investments) of 8.3% and 9.3%, respectively.

As of December 31, 2014, we and RGA owned 87.5% and 12.5%, respectively, of both the outstanding subordinated notes and LLC equity interests of SLF. On January 17, 2014, Senior Loan Fund II LLC, a wholly owned subsidiary of SLF, or SLF II, entered into a senior secured revolving credit facility, or the SLF Credit Facility, with Wells Fargo Securities, LLC, as administrative agent, and Wells Fargo Bank, N.A., as lender, which, as amended, allows SLF II to borrow up to $150.0 million, subject to leverage and borrowing base restrictions. The reinvestment period of the SLF Credit Facility ends on April 11, 2015, and the stated maturity date is April 11, 2019. As of December 31, 2014, SLF had subordinated note commitments from its members totaling $100.0 million, of which approximately $33.0 million and $29.2 million in aggregate principal amount was funded as of December 31, 2014 and September 30, 2014, respectively. As of December 31, 2014, SLF had LLC equity interest subscriptions from its members totaling $25.0 million, of which approximately $12.5 million and $9.3 million in aggregate was called and contributed as of December 31, 2014 and September 30, 2014, respectively.

As of December 31, 2014 and September 30, 2014, our investment in SLF consisted of subordinated notes of approximately $28.9 million and $25.6 million, respectively, and LLC equity interests of approximately $10.8 million and $9.3 million, respectively, which together represented 2.9% and 2.6% of our portfolio at fair value. Our investment in SLF is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.

Our Adviser

Our investment activities are managed by our investment adviser, GC Advisors. GC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. GC Advisors was organized in September 2008 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Under our amended and restated investment advisory agreement, or the Investment Advisory Agreement, with GC Advisors, we pay GC Advisors a base management fee and an incentive fee for its services. See “Management Agreements — Investment Advisory Agreement —  Management Fee” in the accompanying prospectus for a discussion of the base management fee and incentive fee, including the cumulative income incentive fee and the income and capital gains incentive fee, payable by us to GC Advisors. Unlike most closed-end funds whose fees are based on assets net of leverage, our base management fee is based on our average-adjusted gross assets (including assets purchased with borrowed funds and securitization-related assets, leverage, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) and, therefore, GC Advisors benefits when we incur debt or use leverage. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase (which is different than the definition under U.S. Generally Accepted Accounting Principles, or GAAP, which defines cash equivalents as U.S. government securities and commercial paper instruments maturing within 90 days of purchase). Additionally, under the incentive fee structure, GC Advisors benefits when capital gains are recognized and, because it determines when a holding is sold, GC Advisors controls the timing of the recognition of capital gains. Our board of directors is charged with protecting our interests by monitoring how GC Advisors addresses these and other conflicts of interest associated with its management services and compensation. While not expected to review or approve each borrowing, our independent directors periodically review GC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate. See “Management Agreements —  Investment Advisory Agreement — Board Approval of the Investment Advisory Agreement” in the accompanying prospectus.

GC Advisors is an affiliate of Golub Capital and has entered into a staffing agreement, or the Staffing Agreement, with Golub Capital LLC. Under the Staffing Agreement, Golub Capital LLC makes experienced investment professionals available to GC Advisors and provides access to the senior investment personnel of Golub Capital LLC and its affiliates. The Staffing Agreement provides GC Advisors with access to investment opportunities, which we refer to in the aggregate as deal flow, generated by Golub Capital LLC and its affiliates in the ordinary course of their businesses and commits the members of GC Advisors’ investment committee to serve in that capacity. As our investment adviser, GC Advisors is obligated to allocate investment opportunities among us and its other clients fairly and equitably over time in accordance with its allocation policy. See “Conflicts of Interest” below and “Related Party Transactions and Certain Relationships” in the accompanying prospectus. However, there can be no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. GC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital LLC’s investment professionals.

An affiliate of GC Advisors, the Administrator, provides the administrative services necessary for us to operate. See “Management Agreements — Administration Agreement” in the accompanying prospectus for a discussion of the fees and expenses (subject to the review and approval of our independent directors) we are required to reimburse to the Administrator.

About Golub Capital

Golub Capital, founded in 1994, is a leading lender to middle-market companies, with a long track record of investing in senior secured, one stop, second lien and subordinated loans. As of December 31, 2014, Golub Capital managed over $8.0 billion of invested or available capital for senior secured, one stop, second lien and subordinated loan investments in middle-market companies. Since its inception, Golub Capital has closed deals with over 200 middle-market sponsors and repeat transactions with over 100 sponsors.

Golub Capital’s middle-market lending group is managed by a four-member senior management team consisting of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman and Gregory W. Cashman. As of December 31, 2014, Golub Capital’s more than 75 investment professionals had an average of 12 years of investment experience and were supported by more than 130 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

Market Trends

We have identified the following trends that may affect our business:

Target Market.  We believe that small and middle-market companies in the United States with annual revenues between $10.0 million and $2.5 billion represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have generated a significant number of investment opportunities for investment funds managed or advised by Golub Capital, and we believe that this market segment will continue to produce significant investment opportunities for us.

Specialized Lending Requirements.  We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to U.S. middle-market companies (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle market and (3) may also require more extensive ongoing monitoring by the lender.

Demand for Debt Capital.  We believe there is a large pool of uninvested private equity capital for middle-market companies. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and subordinated debt from other sources, such as us.

Competition from Bank Lenders.  We believe that many traditional bank lenders to middle-market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

Market Environment.  We believe that as part of the path of economic recovery following the credit crisis, there has been increased competition for new middle-market investments due to some new non-bank finance companies that have entered the market and due to improving financial performance of middle-market companies. However, we believe that our scale and strong market position will continue to allow us to find investment opportunities with attractive risk-adjusted returns.

Competitive Strengths

Deep, Experienced Management Team.  We are managed by GC Advisors, which, as of December 31, 2014, had access through the Staffing Agreement to the resources and expertise of Golub Capital’s more than 200 employees, led by our chairman, Lawrence E. Golub, and our chief executive officer, David B. Golub. As of December 31, 2014, the more than 75 investment professionals of Golub Capital had an average of 12 years of investment experience and were supported by more than 130 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. Golub Capital seeks to hire and retain high-quality investment professionals and reward those personnel based on investor returns.

In 2014, Golub Capital was awarded Acquisition International’s 2014 Fund Awards “Credit Asset Management Firm of the Year — USA,” ACQ’s Global Awards “US Credit Asset Manager of the Year,” Acquisition International’s “Broadly Syndicated Loans Specialist of the Year — USA,” and Acquisition International’s Hedge Fund Award “USA Credit Asset Manager of the Year.” In 2013, Golub Capital was awarded Finance Monthly’s Global Awards 2013 “Credit Asset Manager of the Year” and DealMakers M&A Awards 2013 “Middle Market Lender of the Year.” These awards do not constitute an endorsement by such organizations of the securities being offered by this prospectus supplement.

Leading U.S. Debt Platform Provides Access to Proprietary Relationship-Based Deal Flow.  GC Advisors gives us access to the deal flow of Golub Capital, one of the leading middle-market lenders in the United States. Golub Capital has been ranked a top 3 Traditional Middle Market Bookrunner every year from 2008 through 2014 by Thomson Reuters LPC for senior secured loans of up to $500.0 million for leveraged buyouts (based on number of deals completed). Since its inception, Golub Capital has closed deals with over 200 middle-market sponsors and repeat transactions with over 100 sponsors. We believe that Golub Capital receives relationship-based “early looks” and “last looks” at many investment opportunities in the U.S. middle-market market, allowing it to be highly selective in the transactions it pursues.

Disciplined Investment and Underwriting Process.  GC Advisors utilizes the established investment process of Golub Capital for reviewing lending opportunities, structuring transactions and monitoring investments. Using its disciplined approach to lending, GC Advisors seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and the implementation of restrictive debt covenants.

Regimented Credit Monitoring.  Following each investment, GC Advisors implements a regimented credit monitoring system. This careful approach, which involves ongoing review and analysis by teams of professionals, has enabled us to identify problems early and to assist borrowers before they face difficult liquidity constraints.

Concentrated Middle-Market Focus.  Because of our focus on the middle-market, we understand the following general characteristics of middle-market lending:

•	middle-market companies are generally less leveraged than large companies and, we believe, offer more attractive investment returns in the form of upfront fees, prepayment penalties and higher interest rates;
•	middle-market issuers are more likely to have simple capital structures;
•	carefully structured covenant packages enable middle-market lenders to take early action to remediate poor financial performance; and
•	middle-market lenders can undertake thorough due diligence investigations prior to investment.

Operating and Regulatory Structure

Our investment activities are managed by GC Advisors and supervised by our board of directors, a majority of whom are independent of us, GC Advisors and its affiliates.

As a business development company, we are required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of shares of preferred stock, or notes and other borrowings, our ability to use leverage is limited in significant respects. See “Regulation” in the accompanying prospectus. Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. GC Advisors makes recommendations to our board of directors with respect to leverage policies. Our board of directors determines our leverage policy, including approving in advance the incurrence of material indebtedness and the execution of material contracts, and directs GC Advisors to implement such policies. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns — Our management and incentive fee structure may create incentives for GC Advisors that are not fully aligned with the interests of our stockholders,” “— Risks Relating to our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital exposes us to risks, including the typical risks associated with leverage” and “— Risks Relating to our Business and Structure — We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us” in the accompanying prospectus.

Also, as a business development company, we are generally prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt investments maturing in one year or less from the time of investment. Under the 1940 Act and the rules thereunder, “eligible portfolio companies” include (1) private domestic operating companies, (2) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange, NYSE Amex Equities and The NASDAQ Stock Market) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (3) public domestic operating companies having a market capitalization of less than $250.0 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board and through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation” in the accompanying prospectus.

Conflicts of Interest

Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates.

To the extent that we compete with entities sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. GC Advisors’ allocation policies are intended to ensure that, over time, we may generally share equitably in investment opportunities with other investment funds, accounts or other investment vehicles, together referred to as accounts, sponsored or managed by GC Advisors or its affiliates, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other accounts.

GC Advisors and its affiliates have other clients with similar or competing investment objectives, including several private funds that are pursuing an investment strategy similar to ours, some of which are continuing to seek new capital commitments. In serving these clients, GC Advisors may have obligations to other clients or investors in those entities. Our investment objective may overlap with such affiliated accounts. GC Advisors’ allocation procedures are designed to allocate investment opportunities among the accounts sponsored or managed by GC Advisors and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more accounts with similar investment strategies are actively investing, GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. GC Advisors has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns — Conflicts related to obligations GC Advisors’ investment committee, GC Advisors or its affiliates have to other clients” in the accompanying prospectus.

GC Advisors seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts sponsored or managed by GC Advisors and its affiliates. When we invest alongside such other accounts, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, if an investment opportunity is appropriate for us and another similar eligible account, the opportunity will be allocated pro rata based on the relative total capital of each of us and such other eligible accounts, subject to minimum and maximum investment size limits. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, we and such other entities would be making different investments in the same issuer, GC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods. We and GC Advisors have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Our board of directors regularly reviews the allocation policy of Golub Capital and annually reviews the code of ethics of GC Advisors. See “Related Party Transactions and Certain Relationships” in the accompanying prospectus.

Additionally, under our incentive fee structure, GC Advisors benefits when we recognize capital gains and, because GC Advisors determines when a holding is sold, GC Advisors controls the timing of the recognition of such capital gains. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns — Our management and incentive fee structure may create incentives for GC Advisors that are not fully aligned with the interests of our stockholders” in the accompanying prospectus. In addition, because the base management fee that we pay to GC Advisors is based on our average adjusted gross assets, including those assets acquired through the use of leverage, GC Advisors has a financial incentive to incur leverage.

Recent Developments

On February 3, 2015, our board of directors declared a quarterly distribution of $0.32 per share of our common stock paid on March 27, 2015 to holders of record as of March 20, 2015.

Set forth in the table below are certain preliminary estimates of our financial condition and results of operations for the three months ended March 31, 2015. These estimates are subject to the completion of our financial closing procedures and are not a comprehensive statement of our financial results for the three months ended March 31, 2015. Our actual results may differ materially from these estimates as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for the three months ended March 31, 2015 are finalized.

	Estimated to have totaled between:
Net asset value per share	$15.59	$15.62
Net income per share	$0.37	$0.39
Net investment income per share	$0.28	$0.30
Accrual for capital gain incentive fee per share(1)	$0.02	$0.02
Net investment income before capital gain incentive fee accrual per share	$0.30	$0.32

(1)	The Capital Gain Incentive Fee payable as calculated under the Investment Advisory Agreement for the three months ended March 31, 2015 is estimated to be $0. However, in accordance with GAAP, we are required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis, as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement.

We originated $161.9 million in new middle-market investment commitments during the three months ended March 31, 2015. Approximately 63% of the new middle-market investment commitments were one stop loans, 35% were senior secured loans and 2% were equity securities. Of the new middle-market investment commitments, $132.9 million funded at close. In addition, during the three months ended March 31, 2015, we invested $17.1 million in SLF.

Total investments at fair value are estimated to have increased by $22.3 million during the three months ended March 31, 2015 after factoring in debt repayments, sales of securities, net fundings on revolvers, and net change in unrealized gains (losses). Total investments at fair value held by SLF are estimated to have increased by approximately $67.5 million after factoring in debt repayments, sales of securities, net fundings on revolvers, and net change in unrealized gains (losses).

We intend to announce final results of operations for the three months ended March 31, 2015 on May 7, 2015. We plan to host an earnings conference call on May 7, 2015 to discuss the financial results.

The preliminary financial data included herein have been prepared by, and is the responsibility of, management. McGladrey LLP, our independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to these preliminary estimates. Accordingly, McGladrey LLP does not express an opinion or any other form of assurance with respect thereto. See “Risk Factors — There are material limitations with making preliminary estimates of our financial results for the three months ended March 31, 2015 prior to the completion of our and our auditors’ financial review procedures for such period.”

Updates to Biographical Information of Directors

In December 2014, Mr. Lawrence E. Golub resigned from the board of directors of Empire State Realty.

**********

Our principal executive offices are located at 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606, and our telephone number is (312) 205-5050. Our corporate website is located at www.golubcapitalbdc.com. Information on our website is not incorporated into or a part of this prospectus supplement.

THE OFFERING

Common Stock Offered by Us
3,500,000 shares, excluding 525,000 shares issuable pursuant to the option granted to the underwriters.
Common Stock to be Outstanding After this Offering
50,725,212 shares, excluding shares issuable pursuant to the option granted to the underwriters.
Use of Proceeds
We intend to use the net proceeds from the sale of our common stock to invest in portfolio companies in accordance with our investment objective and strategies and for general corporate purposes. We expect that our new investments will consist primarily of senior secured and one stop loans, and to a lesser extent, second lien and subordinated loans. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses relating to potential new investments, from the net proceeds of this offering. A portion of the net proceeds may also be utilized to capitalize SLF. We may also use a portion of the net proceeds from this offering to repay amounts outstanding under our Credit Facility, which bore an annual interest rate of 2.4% (i.e., one-month LIBOR plus 2.25% per annum) on the outstanding balance of $44.9 million as of December 31, 2014 and matures on October 17, 2019 and our Revolver, which bears interest, at the election of Revolver Funding, at a rate of either one-, two- or three-month LIBOR plus 3.50% per annum or PrivateBank’s prime rate plus 1.50% per annum through November 22, 2015 and either one-, two- or three-month LIBOR plus 2.50% per annum or PrivateBank’s prime rate plus 0.50% per annum for the period subsequent to November 22, 2015 and matures on November 22, 2020. See “Use of Proceeds” in this prospectus supplement for more information.
NASDAQ Global Select Market Symbol
“GBDC”
Trading at a Discount
Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have stockholder approval. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors” in the accompanying prospectus.
Dividend Reinvestment Plan
We have adopted a dividend reinvestment plan for our stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, cash distributions to our stockholders are automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan.

If a stockholder opts out, that stockholder receives cash dividends or other distributions. Stockholders who receive distributions in the form of shares of common stock generally are subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash but do not receive any corresponding cash distributions with which to pay any applicable taxes. See “Dividend Reinvestment Plan” in the accompanying prospectus.
Custodian and Transfer Agent
U.S. Bank National Association serves as our custodian, and American Stock Transfer & Trust Company, LLC serves as our transfer and dividend paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar” in the accompanying prospectus.
Risk Factors
An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page S-17 of this prospectus supplement and page 14 of the accompanying prospectus to read about factors you should consider, including the risks of leverage, before investing in our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. Actual costs and expenses incurred by investors in shares of our common stock may be greater than the percentage estimates in the table below. The following table excludes one-time fees payable to third parties not affiliated with GC Advisors that were incurred in connection with each of the 2010 Debt Securitization and the 2014 Debt Securitization, collectively the Debt Securitizations, but includes all of the applicable ongoing fees and expenses of the Debt Securitizations. Whenever this prospectus supplement contains a reference to fees or expenses paid by “us” or “Golub Capital BDC,” or that “we” will pay fees or expenses, our common stockholders will indirectly bear such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	3.04% (1)
Offering expenses (as a percentage of offering price)	0.57% (2)
Dividend reinvestment plan expenses	0.00% (3)
Total stockholder transaction expenses (as a percentage of offering price)	3.61%
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees	2.43% (4)
Incentive fees payable under the Investment Advisory Agreement (20%)	0.54% (5)
Interest payments on borrowed funds	2.87% (6)
Other expenses	0.71% (7)
Acquired fund fees and expenses	0.02% (8)
Total annual expenses	6.57% (9)

(1)	The underwriting discounts and commissions with respect to the shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $350,000 and is based on 3,500,000 shares offered in this offering at the public offering price of $17.42 per share.
(3)	The expenses associated with the dividend reinvestment plan are included in “Other expenses.” See “Dividend Reinvestment Plan” in the accompanying prospectus.
(4)	Our management fee is calculated at an annual rate equal to 1.375% and is based on the average adjusted gross assets (including assets purchased with borrowed funds and securitization-related assets, leverage, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) at the end of the two most recently completed calendar quarters and is payable quarterly in arrears. See “Management Agreements — Investment Advisory Agreement — Management Fee” in the accompanying prospectus. The management fee referenced in the table above is based on actual amounts incurred during the three months ended December 31, 2014 by GC Advisors in its capacity as investment adviser to us and collateral manager to the 2010 Issuer and the 2014 Issuer, annualized for a full year.

GC Advisors, as collateral manager for the 2010 Issuer under a collateral management agreement, or the 2010 Collateral Management Agreement, is entitled to receive an annual fee in an amount equal to 0.35% of the principal balance of the portfolio loans held by the 2010 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. This fee, which is less than the management fee payable under the Investment Advisory Agreement, is paid directly by the 2010 Issuer to GC Advisors and offset against such management fee. Accordingly, the 1.375% management fee paid by us to GC Advisors under the Investment Advisory Agreement on all of our assets, including those indirectly held through the 2010 Issuer, is reduced, on a dollar-for-dollar basis, by an amount equal to such 0.35% fee paid to GC Advisors by the 2010 Issuer. Under the 2010 Collateral Management Agreement, the term “collection period” refers to a quarterly period running from the day after the end of the prior collection period to the fifth business day of the calendar month in which a payment date occurs. This fee may be waived by the collateral manager. The 2010 Collateral Management Agreement does not include any incentive fee payable to GC Advisors.

GC Advisors, as collateral manager for the 2014 Issuer, under a collateral management agreement, or the 2014 Collateral Management Agreement, is entitled to receive an annual fee in an amount equal to 0.25% of the principal balance of the portfolio loans held by the 2014 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. This fee, which is less than the management fee payable under the Investment Advisory Agreement, is paid directly by the 2014 Issuer to GC Advisors and offset against such management fee. Accordingly, the 1.375% management fee paid by us to GC Advisors under the Investment Advisory Agreement on all of our assets, including those indirectly held through the 2014 Issuer, is reduced, on a dollar-for-dollar basis, by an amount equal to such 0.25% fee paid to GC Advisors by the 2014 Issuer. Under the 2014 Collateral Management Agreement, the term “collection period” refers to a quarterly period running from the day after the end of the prior collection period to the tenth business day prior to the payment date. This fee may be waived by the collateral manager. The 2014 Collateral Management Agreement does not include any incentive fee payable to GC Advisors.

For purposes of this table, the SEC requires that the “Management fees” percentage be calculated as a percentage of net assets attributable to common stock, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. If the base management fee portion of the “Management fees” percentage were calculated instead as a percentage of our total assets, our base management fee portion of the “Management fees” percentage would be approximately 1.32% of total assets. The base management fee in the table above is based on net assets of $792.5 million and leverage of $715.0 million, which reflects our net assets and leverage pro forma as of December 31, 2014 after giving effect to this offering.

(5)	The incentive fee referenced in the table above is based on actual amounts incurred during the three months ended December 31, 2014, annualized for a full year. We have structured the calculation of the incentive fee to include a fee limitation such that no incentive fee will be paid to GC Advisors for any quarter if, after such payment, the cumulative incentive fees paid to GC Advisors since the effective date of our election to become a business development company would be greater than 20.0% of our Cumulative Pre-Incentive Fee Net Income (as defined below).

We accomplish this limitation by subjecting each quarterly incentive fee payable under the Income and Capital Gain Incentive Fee Calculation (as defined below) to a cap, or the Incentive Fee Cap. The Incentive Fee Cap in any quarter is equal to the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income and (b) cumulative incentive fees of any kind paid to GC Advisors by Golub Capital BDC since April 13, 2010, the effective date of our election to become a business development company. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, no incentive fee would be payable in that quarter. “Cumulative Pre-Incentive Fee Net Income” is equal to the sum of (a) Pre-Incentive Fee Net Investment Income (as defined below) for each period since April 13, 2010 and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since April 13, 2010.

“Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies, but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Investment Advisory Agreement and an administration agreement, or the Administration Agreement, with the Administrator, any expenses of securitizations and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind, or PIK, interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash.

The income and capital gain incentive fee calculation, or the Income and Capital Gain Incentive Fee Calculation, has two parts. The income component is calculated quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the income component, it is possible that an incentive fee may be calculated under this formula with respect to a period in which we have incurred a loss. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a calendar quarter, the income component will result in a positive value and an incentive fee will be paid unless the payment of such incentive fee would cause us to pay incentive fees on a cumulative basis that exceed 20.0% of our Cumulative Pre-Incentive Fee Net Income.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% quarterly. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our Pre-Incentive Fee Net Investment Income and make it easier for GC Advisors to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our Pre-Incentive Fee Net Investment Income used to calculate this part of the incentive fee is also included in the amount of our total assets (excluding cash and cash equivalents but including assets purchased with borrowed funds and securitization-related assets and cash collateral on deposit with custodian) used to calculate the 1.375% base management fee.

We calculate the income component of the Income and Capital Gain Incentive Fee Calculation with respect to our Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:

•	zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;
•	100.0% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide GC Advisors with 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

The sum of these calculations yields the income incentive fee. This amount is appropriately adjusted for any share issuances or repurchases during the quarter.

The second part of the Income and Capital Gain Incentive Fee Calculation, or the Capital Gain Incentive Fee, equals (a) 20.0% of our Capital Gain Incentive Fee Base (as defined below), if any, calculated in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the calendar year ending December 31, 2010, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. Our “Capital Gain Incentive Fee Base” equals (1) the sum of (i) our realized capital gains, if any, on a cumulative positive basis from April 13, 2010 through the end of each calendar year, (ii) all realized capital losses on a cumulative basis and (iii) all unrealized capital depreciation on a cumulative basis less (2) all unamortized deferred financing costs, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis.

•	The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.
•	The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.
•	The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

As described above, the incentive fee will not be paid at any time where after such payment the cumulative incentive fees paid to date would be greater than 20.0% of the Cumulative Pre-Incentive Net Income since April 13, 2010. In accordance with GAAP, we will accrue a capital gain incentive fee on a quarterly basis as if aggregate unrealized capital appreciation on investments were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. We will accrue the capital gain incentive fee under GAAP if the Capital Gain Incentive Fee Base, adjusted as required by GAAP to include unrealized appreciation, is positive. The Capital Gain Incentive Fee is calculated on a cumulative basis from the date we elected to become a business development company through the end of each calendar year. Since inception through December 31, 2014, we have not made any Capital Gain Incentive Fee payments. For the three months ended December 31, 2014 and the year ended September 30, 2014, we accrued a capital gain incentive fee under GAAP of $139,000 and $96,000, respectively. For a more detailed discussion of the calculation of the incentive fee, see “Management Agreements — Investment Advisory Agreement —  Management Fee” in the accompanying prospectus.

(6)	Interest payments on borrowed funds represents our annualized interest expense as of December 31, 2014 and includes interest payable on the notes issued by each of the 2010 Issuer and the 2014 Issuer. For the three months ended December 31, 2014, the effective annualized average interest rate on our total debt outstanding, which includes all interest and amortization of debt issuance costs on the Debt Securitizations but excludes secured borrowings, was 3.3%. Debt issuance costs represent fees and other direct incremental costs incurred in connection with the Debt Securitizations. These fees include a structuring and placement fee paid to Wells Fargo Securities, LLC for its services in connection with the initial structuring and subsequent amendment of the 2010 Debt Securitization and the initial structuring of the 2014 Debt Securitization of $1.74 million, $0.75 million and $1.81 million, respectively, as well as legal fees, accounting fees, rating agency fees and all other costs associated with each of the Debt Securitizations. We do not currently anticipate issuing debt securities or preferred stock in the next 12 months.
(7)	Includes our overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by the Administrator, and any acquired fund fees and expenses that are not required to be disclosed separately. See “Management Agreements — Administration Agreement” in the accompanying prospectus. “Other expenses” are based on actual amounts incurred during the three months ended December 31, 2014, annualized for a full year. “Other expenses” also includes the ongoing administrative expenses to the trustee, collateral manager, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports and providing required services in connection with the administration of each of the Debt Securitizations. The administrative expenses are paid by the 2010 Issuer on each payment date in two parts: (1) a component that is paid in a priority to other amounts distributed by the 2010 Issuer, subject to a cap equal to the sum of 0.04% per annum on the adjusted principal balance of the portfolio loans and other assets held by the 2010 Issuer on the last day of the collection period relating to such payment date, plus $150,000 per annum, and (2) a component that is paid in a subordinated position relative to other amounts distributed by the 2010 Issuer, equal to any amounts that exceed the aforementioned administrative expense cap. The administrative expenses are paid by the 2014 Issuer on each payment date in two parts: (1) a component that is paid in a priority to other amounts distributed by the 2014 Issuer, subject to a cap equal to the sum of 0.04% per annum on the adjusted principal balance of the portfolio loans and other assets held by the 2014 Issuer on the last day of the collection period relating to such payment date, plus $150,000 per annum, and (2) a component that is paid in a subordinated position relative to other amounts distributed by the 2014 Issuer, equal to any amounts that exceed the aforementioned administrative expense cap.
(8)	Our stockholders indirectly bear the expenses of our investment in SLF. No management fee is charged by Golub Capital LLC in connection with the administrative services it provides to SLF. However, SLF does reimburse Golub Capital LLC for its costs related to providing accounting, bookkeeping, treasury, loan operations, reporting and administrative services for SLF. Future expenses for SLF may be substantially higher or lower because certain expenses may fluctuate over time.

(9)	All of our expenses, including all expenses of each of the Debt Securitizations, are disclosed in the appropriate line items under “Annual Expenses (as a percentage of net assets attributable to common stock).” “Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies. The reason for presenting expenses as a percentage of net assets attributable to common stockholders is that our common stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown. These amounts assume (1) a 3.04% sales load (underwriting discounts and commissions), (2) offering expenses totaling 0.57% and (3) total net annual expenses of 6.03% of net assets attributable to common shares as set forth in the table above (other than performance-based incentive fees). For purposes of this table, we have assumed leverage of $715.0 million, which was our actual leverage as of December 31, 2014.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$94	$209	$321	$591

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. Under our Investment Advisory Agreement, no incentive fee would be payable if we have a 5% annual return. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. The example assumes that all dividends and other distributions are reinvested at net asset value. Under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus for more information.

RISK FACTORS

Investing in our securities involves a number of significant risks. Please see “Risk Factors” in the accompanying prospectus, as supplemented by the risk factor described below, for a discussion of these risks.

There are material limitations with making preliminary estimates of our financial results for the three months ended March 31, 2015 prior to the completion of our and our auditors’ financial review procedures for such period.

The preliminary financial estimates contained in “Prospectus Supplement Summary — Recent Developments” are not a comprehensive statement of our financial results for the three months ended March 31, 2015, and have not been audited by our independent registered public accounting firm. Our consolidated financial statements for the three months ended March 31, 2015 will not be available until after this offering is completed and, consequently, will not be available to you prior to investing in this offering. Our actual financial results for the three months ended March 31, 2015 may differ materially from the preliminary financial estimates we have provided as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for the three months ended March 31, 2015 are finalized. The preliminary financial data included herein have been prepared by, and are the responsibility of, management. McGladrey LLP, our independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to such preliminary estimates. Accordingly, McGladrey LLP does not express an opinion or any other form of assurance with respect thereto.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus supplement and the accompanying prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	preliminary estimates of our financial condition and results of operations for the three months ended March 31, 2015
•	the effect of investments that we expect to make and the competition for those investments;
•	our contractual arrangements and relationships with third parties;
•	actual and potential conflicts of interest with GC Advisors and other affiliates of Golub Capital;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	the use of borrowed money to finance a portion of our investments;
•	the adequacy of our financing sources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	general economic trends and other external factors;
•	the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments;
•	the ability of GC Advisors or its affiliates to attract and retain highly talented professionals;
•	our ability to qualify and maintain our qualification as a RIC and as a business development company;
•	general price and volume fluctuations in the stock markets;
•	the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder; and
•	the effect of changes to tax legislation and our tax position.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” in the accompanying prospectus and elsewhere in this prospectus supplement and the accompanying prospectus.

We have based the forward-looking statements included in this prospectus supplement on information available to us on the date of this prospectus supplement. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, registration statements on Form N-2, quarterly reports on Form 10-Q and current reports on Form 8-K. This prospectus supplement and the accompanying prospectus contain statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.

You should understand that, under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in connection with any offering of securities pursuant to this prospectus supplement, the accompanying prospectus or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

We estimate that net proceeds we will receive from the sale of 3,500,000 shares of our common stock in this offering will be approximately $58.8 million (or approximately $67.6 million if the underwriters fully exercise their option), in each case based on a public offering price of $17.42 per share, after deducting the underwriting discounts and commissions payable by us and estimated offering expenses of approximately $350,000 payable by us.

We intend to use the net proceeds from the sale of our common stock to invest in portfolio companies in accordance with our investment objective and strategies and for general corporate purposes. We expect that our new investments will consist primarily of senior secured and one stop loans and, to a lesser extent, second lien and subordinated loans. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses relating to potential new investments, from the net proceeds of this offering. A portion of the net proceeds may be utilized to capitalize SLF. We may also use a portion of the net proceeds from this offering to repay amounts outstanding under our Credit Facility, which bore an annual interest rate of 2.4% (i.e., one-month LIBOR plus 2.25% per annum) on the outstanding balance of $44.9 million as of December 31, 2014 and matures on October 17, 2019, and our Revolver, which, at the election of Revolver Funding, bears interest at a rate of either one-, two- or three-month LIBOR plus 3.50% per annum or PrivateBank’s prime rate plus 1.50% per annum through November 22, 2015 and either one-, two- or three-month LIBOR plus 2.50% per annum or PrivateBank’s prime rate plus 0.50% per annum for the period subsequent to November 22, 2015 and matures on November 22, 2020.

Until appropriate investment opportunities can be found, we may also invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from this offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments. See “Regulation — Temporary Investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

CAPITALIZATION

The following table sets forth:

•	our actual capitalization as of December 31, 2014; and
•	our pro forma capitalization to give effect to 53,694 shares issued through the dividend reinvestment plan on March 27, 2015 and the sale of 3,500,000 shares of common stock in this offering based on the public offering price of $17.42 per share, after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $350,000 payable by us.

	As of December 31, 2014
	Actual	Pro Forma
	(dollars in thousands)
Assets:
Cash and cash equivalents	$41,426	$100,191
Investments at fair value	1,400,726	1,400,726
Other assets	18,431	18,431
Total assets	1,460,583	1,519,348
Liabilities:
Debt	714,650	714,650
Secured borrowings	380	380
Other liabilities	11,835	11,835
Total liabilities	726,865	726,865
Net assets:
Common stock, par value $0.001 per share; 100,000,000 shares authorized, 47,171,518 shares issued and outstanding; 50,725,212 shares issued and outstanding, pro forma	47	51
Paid in capital in excess of par	721,364	780,125
Undistributed net investment income	3,106	3,106
Net unrealized (depreciation) appreciation on investments and secured borrowings	11,583	11,583
Net realized gains (losses) on investments	(2,382)	(2,382)
Total stockholders’ equity	733,718	792,483
Net asset value per common share	$15.55	$15.62

SELECTED CONSOLIDATED FINANCIAL DATA

The following selected consolidated financial data of Golub Capital BDC as of and for the fiscal years ended September 30, 2014, 2013, 2012, 2011 and 2010 are derived from our consolidated financial statements that have been audited by McGladrey LLP, an independent registered public accounting firm. The consolidated financial statements for the three-month periods ended December, 2014 and 2013 are unaudited. However, in our opinion, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation have been made. Interim results may be subject to significant quarterly variations and may not be indicative of the results of operations to be expected for a full fiscal year. The financial data should be read in conjunction with our consolidated financial statements and related notes thereto and with “Interim Management’s Discussion and Analysis of Financial Condition, Results of Operations and Cash Flows” included elsewhere in this prospectus supplement and “Management’s Discussion and Analysis of Financial Condition, Results of Operations and Cash Flows” included in the accompanying prospectus.

	As of and for the three months ended		As of and for the years ended
	December 31, 2014	December 31, 2013	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011	September 30, 2010
	(unaudited)	(unaudited)	(In thousands, except per share data)
Statement of Operations Data:
Total investment income	$27,545	$25,579	$109,526	$83,774	$57,859	$39,150	$33,150
Base management fee	4,821	3,824	17,053	11,749	8,495	5,789	3,328
Incentive fee	1,071	3,032	10,128	9,844	6,228	348	55
All other expenses	7,096	5,463	25,810	17,786	15,260	10,197	6,400
Net investment income	14,557	13,260	56,535	44,395	27,876	22,816	23,367
Net realized gain (loss) on investments and derivative instruments	1,726	(4,994)	5,384	(1,363)	(3,372)	2,037	(40)
Net change in unrealized (depreciation) appreciation on investments, derivative instruments and secured borrowings	(1,111)	6,571	3,469	3,488	7,256	(3,514)	2,921
Net increase in net assets resulting from operations	15,172	14,837	65,388	46,520	31,760	21,339	26,248
Per share data:
Net asset value	$15.55	$15.23	$15.55	$15.21	$14.60	$14.56	$14.71
Net investment income	0.31	0.31	1.26	1.29	1.15	1.16	N/A	(1)
Net realized gain (loss) on investments and derivative instruments	0.04	(0.12)	0.11	(0.04)	(0.14)	0.10	N/A	(1)
Net change in unrealized (depreciation) appreciation on investments, derivative instruments and secured borrowings	(0.03)	0.15	0.07	0.10	0.30	(0.18)	N/A	(1)
Net increase in net assets resulting from operations	0.32	0.34	1.44	1.35	1.31	1.09	N/A	(1)
Per share distributions declared	0.32	0.32	1.28	1.28	1.28	1.27	0.55
From net investment income	N/A	N/A	1.22	1.15	1.24	1.19	0.49
From capital gains	N/A	N/A	0.06	—	—	0.09	—
From return of capital	N/A	N/A	—	0.13	0.04	—	0.06
Dollar amount of distributions declared	15,078	13,850	57,823	45,394	31,556	25,069	9,742
From net investment income	N/A	N/A	54,905	40,605	30,484	23,254	8,620
From capital gains	N/A	N/A	2,918	—	—	1,815	—
From return of capital	N/A	N/A	—	4,789	1,072	—	1,122

	As of and for the three months ended		As of and for the years ended
	December 31, 2014	December 31, 2013	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011	September 30, 2010
	(unaudited)	(unaudited)	(In thousands, except per share data)
Balance Sheet data at period end:
Investments, at fair value	$1,400,726	$1,179,919	$1,347,612	$1,024,645	$672,910	$459,827	$344,869
Cash and cash equivalents	41,426	71,683	79,943	54,717	50,927	69,766	92,990
Other assets	18,431	13,225	15,833	12,294	10,259	30,051	4,904
Total assets	1,460,583	1,264,827	1,443,388	1,091,656	734,096	559,644	442,763
Total debt	715,030	591,566	697,539	420,909	352,300	237,683	174,000
Total liabilities	726,865	604,846	710,649	433,420	358,967	243,095	182,222
Total net assets	733,718	659,981	732,739	658,236	375,129	316,549	260,541
Other Data
Weighted average annualized yield on income producing investments at fair value(2)	7.8%	8.6%	8.3%	9.1%	9.3%	8.6%	8.4%
Number of portfolio companies at period end	147	139	145	135	121	103	94

(1)	Per share data are not provided as we did not have shares of common stock outstanding or an equivalent prior to the initial public offering on April 14, 2010.
(2)	Weighted average yield on income producing investments is calculated as income from interest and fees excluding amortization of capitalized fees and discounts divided by the average fair value of earning investments.

INTERIM MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION, RESULTS OF OPERATIONS AND CASH FLOWS

The following discussion and analysis of our financial condition, results of operations and cash flows should be read in conjunction with “Selected Consolidated Financial Data” and the financial statements and the related notes thereto appearing elsewhere in this prospectus supplement and the accompanying prospectus. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” in the accompanying prospectus and “Special Note Regarding Forward-Looking Statements” in this prospectus supplement for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. As a business development company and a RIC, we are also subject to certain constraints, including limitations imposed by the 1940 Act and the Code. We were formed in November 2009 to continue and expand the business of our predecessor, Golub Capital Master Funding LLC, which commenced operations in July 2007, in making investments in senior secured, one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans), second lien and subordinated (a loan that ranks senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) loans and warrants and minority equity securities of middle-market companies that are, in most cases, sponsored by private equity firms.

Our shares are currently listed on The NASDAQ Global Select Market under the symbol “GBDC”.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through debt and minority equity investments. We intend to achieve our investment objective by (1) accessing the established loan origination channels developed by Golub Capital, a leading lender to middle-market companies with over $10.0 billion in capital under management as of December 31, 2014, (2) selecting investments within our core middle-market company focus, (3) partnering with experienced sponsors, in many cases with whom we have invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital.

Our investment activities are managed by GC Advisors and supervised by our board of directors of which a majority of the members are independent of us.

Under the Investment Advisory Agreement, which was most recently reapproved by our board of directors under the procedural requirements of the 1940 Act in May 2014, we have agreed to pay GC Advisors an annual base management fee based on our average adjusted gross assets as well as an incentive fee based on our investment performance. Under the Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement.

We seek to create a diverse portfolio that includes senior secured, one stop, second lien and subordinated loans and warrants and minority equity securities by investing approximately $5.0 million to $30.0 million of capital, on average, in the securities of middle-market companies. We may also selectively invest more than $30.0 million in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base.

As of December 31, 2014, our portfolio at fair value was comprised of 17.5% senior secured loans, 71.8% one stop loans, 4.2% second lien loans, 0.3% subordinated loans, 3.3% equity and 2.9% of investments in SLF. As of September 30, 2014, our portfolio at fair value was comprised of 19.5% senior secured loans, 69.8% one stop loans, 4.4% second lien loans, 0.3% subordinated loans, 3.4% equity and 2.6% of investments in SLF.

One stop loans include loans to technology companies undergoing strong growth due to new services, increased adoption and/or entry into new markets. We refer to loans to these companies as late stage lending loans. Other targeted characteristics of late stage lending businesses include strong customer revenue retention rates, a diversified customer base and backing from growth equity or venture capital firms. In some cases, the borrower’s high revenue growth is supported by a high level of discretionary spending. As part of the underwriting of such loans and consistent with industry practice, we may adjust our characterization of the earnings of such borrowers for a reduction or elimination of such discretionary expenses, if appropriate. As of December 31, 2014, one stop loans included $162.6 million of late stage lending loans at fair value. During the three months ended December 31, 2014, we recharacterized $47.1 million of late stage lending loans at fair value from senior secured loans to one stop loans.

As of December 31, 2014 and September 30, 2014, we had debt and equity investments in 147 and 145 portfolio companies, respectively, and investments in subordinated notes and LLC equity interests in SLF. For the three months ended December 31, 2014 and 2013, our income producing debt investments, which represented nearly 100% of our total debt investments, had a weighted average annualized income yield (which is calculated as income from interest and fees excluding amortization of capitalized fees and discounts divided by the average fair value of earning investments) of 7.8% and 8.6%, respectively, and a weighted average annualized investment income yield (which is calculated as income from interest, fees and amortization of capitalized fees and discounts divided by average fair value of earning investments) of 8.3% and 9.3%, respectively.

Revenues:  We generate revenue in the form of interest and fee income on debt investments and capital gains and distributions, if any, on portfolio company investments that we originate or acquire. Our debt investments, whether in the form of senior secured, one stop, second lien or subordinated loans, typically have a term of three to seven years and bear interest at a fixed or floating rate. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments fluctuates significantly from period to period. Our portfolio activity also reflects the proceeds of sales of securities. In some cases, our investments provide for deferred interest payments or PIK interest. The principal amount of loans and any accrued but unpaid interest generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts as interest income. We record prepayment premiums on loans as fee income. Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Distributions received from LLC, and limited partnership, or LP, investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, we will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.

We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the cost basis of the investment or derivative instrument, without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments and derivative instruments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Partial loan sales:  We follow the guidance in Accounting Standards Codification, or ASC, Topic 860 — Transfers and Servicing, or ASC Topic 860, when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest”, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales, which do not meet the definition of a participating interest, remain on our consolidated statements of assets and liabilities and the proceeds are recorded as a secured borrowing until the definition is met.

Expenses:  Our primary operating expenses include the payment of fees to GC Advisors under the Investment Advisory Agreement, our allocable portion of overhead expenses under the Administration Agreement and other operating costs described below. We bear all other out-of-pocket costs and expenses of our operations and transactions, including:

•	organizational expenses;
•	calculating our net asset value (including the cost and expenses of any independent valuation firm);
•	fees and expenses incurred by GC Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments, which fees and expenses may include, among other items, due diligence reports, appraisal reports, any studies that may be commissioned by GC Advisors and travel and lodging expenses;
•	interest payable on debt, if any, incurred to finance our investments and expenses related to unsuccessful portfolio acquisition efforts;
•	offerings of our common stock and other securities;
•	investment advisory and management fees, including any incentive fees;
•	administration fees and expenses, if any, payable under the Administration Agreement (including payments based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief compliance officer, chief financial officer and their respective staffs);
•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments in portfolio companies, including costs associated with meeting financial sponsors;
•	transfer agent, dividend agent and custodial fees and expenses;
•	U.S. federal and state registration and franchise fees;
•	all costs of registration and listing our shares on any securities exchange;
•	U.S. federal, state and local taxes;
•	independent directors’ fees and expenses;
•	costs of preparing and filing reports or other documents required by the SEC or other regulators;
•	costs of any reports, proxy statements or other notices to stockholders, including printing costs;
•	costs associated with individual or group stockholders;
•	costs associated with compliance under the Sarbanes-Oxley Act of 2002, as amended;
•	our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;
•	proxy voting expenses; and
•	all other expenses incurred by us or the Administrator in connection with administering our business.

We expect our general and administrative expenses to be relatively stable or decline as a percentage of total assets during periods of asset growth and to increase during periods of asset declines.

GC Advisors, as collateral manager for the 2010 Issuer, under the 2010 Collateral Management Agreement is entitled to receive an annual fee in an amount equal to 0.35% of the principal balance of the portfolio loans held by the 2010 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. This fee, which is less than the management fee payable under the Investment Advisory Agreement, is paid directly by the 2010 Issuer to GC Advisors and offset against such management fee. Accordingly, the 1.375% management fee paid by us to GC Advisors under the Investment Advisory Agreement on all of our assets, including those indirectly held through the 2010 Issuer, is reduced, on a dollar-for-dollar basis, by an amount equal to such 0.35% fee paid to GC Advisors by the 2010 Issuer. Under the 2010 Collateral Management Agreement, the term “collection period” refers to a quarterly period running from the day after the end of the prior collection period to the fifth business day of the calendar month in which a payment date occurs. This fee may be waived by the collateral manager. The 2010 Collateral Management Agreement does not include any incentive fee payable to GC Advisors. In addition, the 2010 Issuer paid Wells Fargo Securities, LLC a structuring and placement fee for its services in connection with the initial structuring and subsequent amendment of the 2010 Debt Securitization. The 2010 Issuer also agreed to pay ongoing administrative expenses to the trustee, collateral manager, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports and providing required services in connection with the administration of the 2010 Debt Securitization.

GC Advisors, as collateral manager for the 2014 Issuer, under the 2014 Collateral Management Agreement is entitled to receive an annual fee in an amount equal to 0.25% of the principal balance of the portfolio loans held by the 2014 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. This fee, which is less than the management fee payable under the Investment Advisory Agreement, is paid directly by the 2014 Issuer to GC Advisors and offset against such management fee. Accordingly, the 1.375% management fee paid by us to GC Advisors under the Investment Advisory Agreement on all of our assets, including those indirectly held through the 2014 Issuer, is reduced, on a dollar-for-dollar basis, by an amount equal to such 0.25% fee paid to GC Advisors by the 2014 Issuer. Under the 2014 Collateral Management Agreement, the term “collection period” refers to a quarterly period running from the day after the end of the prior collection period to the tenth business day prior to the payment date. This fee may be waived by the collateral manager. The 2014 Collateral Management Agreement does not include any incentive fee payable to GC Advisors. In addition, the 2014 Issuer paid Wells Fargo Securities, LLC a structuring and placement fee for its services in connection with the 2014 Debt Securitization. The 2014 Issuer also agreed to pay ongoing administrative expenses to the trustee, collateral manager, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports and providing required services in connection with the administration of the 2014 Debt Securitization.

The administrative expenses of each of the 2010 Issuer and the 2014 Issuer are paid on each payment date in two parts: (1) a component that is paid in a priority to other amounts distributed by the 2010 Issuer or the 2014 Issuer, as applicable, subject to a cap equal to the sum of 0.04% per annum of the adjusted principal balance of the portfolio loans and other assets held by the 2010 Issuer or the 2014 Issuer, as applicable, on the last day of the collection period relating to such payment date, plus $150,000 per annum, and (2) a component that is paid in a subordinated position relative to other amounts distributed by the 2010 Issuer or the 2014 Issuer, as applicable, equal to any amounts that exceed the aforementioned administrative expense cap. We believe that these administrative expenses approximate the amount of ongoing fees and expenses that we would be required to pay in connection with a traditional secured credit facility. Our common stockholders indirectly bear all of these expenses.

Recent Developments

On February 3, 2015, our board of directors declared a quarterly distribution of $0.32 per share of our common stock paid on March 27, 2015 to holders of record as of March 20, 2015.

Set forth in the table below are certain preliminary estimates of our financial condition and results of operations for the three months ended March 31, 2015. These estimates are subject to the completion of our financial closing procedures and are not a comprehensive statement of our financial results for the three months ended March 31, 2015. Our actual results may differ materially from these estimates as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for the three months ended March 31, 2015 are finalized.

	Estimated to have totaled between:
Net asset value per share	$15.59	$15.62
Net income per share	$0.37	$0.39
Net investment income per share	$0.28	$0.30
Accrual for capital gain incentive fee per share(1)	$0.02	$0.02
Net investment income before capital gain incentive fee accrual per share	$0.30	$0.32

(1)	The Capital Gain Incentive Fee payable as calculated under the Investment Advisory Agreement for the three months ended March 31, 2015 is estimated to be $0. However, in accordance with GAAP, we are required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis, as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement.

We originated $161.9 million in new middle-market investment commitments during the three months ended March 31, 2015. Approximately 63% of the new middle-market investment commitments were one stop loans, 35% were senior secured loans and 2% were equity securities. Of the new middle-market investment commitments, $132.9 million funded at close. In addition, during the three months ended March 31, 2015, we invested $17.1 million in SLF.

Total investments at fair value are estimated to have increased by $22.3 million during the three months ended March 31, 2015 after factoring in debt repayments, sales of securities, net fundings on revolvers, and net change in unrealized gains (losses). Total investments at fair value held by SLF are estimated to have increased by approximately $67.5 million after factoring in debt repayments, sales of securities, net fundings on revolvers, and net change in unrealized gains (losses).

We intend to announce final results of operations for the three months ended March 31, 2015 on May 7, 2015. We plan to host an earnings conference call on May 7, 2015 to discuss the financial results.

The preliminary financial data included herein have been prepared by, and is the responsibility of, management. McGladrey LLP, our independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to these preliminary estimates. Accordingly, McGladrey LLP does not express an opinion or any other form of assurance with respect thereto. See “Risk Factors — There are material limitations with making preliminary estimates of our financial results for the three months ended March 31, 2015 prior to the completion of our and our auditors’ financial review procedures for such period.”

Consolidated Results of Operations

Consolidated operating results for the three months ended December 31, 2014 and 2013 are as follows:

	For the three months ended December 31,		Variances
	2014	2013	2014 vs. 2013
	(in thousands)
Interest income	$25,099	$22,474	$2,625
Income from accretion of discounts and origination fees	1,670	1,908	(238)
Interest income from subordinated notes in SLF	550	181	369
Dividend income	18	16	2
Fee income	208	1,000	(792)

	For the three months ended December 31,		Variances
	2014	2013	2014 vs. 2013
	(in thousands)
Total investment income	27,545	25,579	1,966
Total expenses	12,988	12,319	669
Net investment income	14,557	13,260	1,297
Net realized gains (losses) on investments	1,726	(4,994)	6,720
Net change in unrealized appreciation (depreciation) on investments and secured borrowings	(1,111)	6,571	(7,682)
Net income	$15,172	$14,837	$335
Average earning portfolio company investments, at fair value	$1,372,572	$1,089,469	$283,103
Average debt outstanding(1)	$692,809	$494,588	$198,221

(1)	For the three months ended December 31, 2014, we have excluded $0.4 million of secured borrowings, at fair value, which were the result of participations and partial loan sales that did not meet the definition of a “participating interest,” as defined in the guidance to ASC Topic 860.

Net income can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, quarterly comparisons of net income may not be meaningful.

Investment Income

Investment income increased from the three months ended December 31, 2013 to the three months ended December 31, 2014 by $2.0 million primarily as a result of an increase in the average earning investment balance, which is the annual average balance of accruing loans in our investment portfolio, of $283.1 million. These increases were partially offset by a decline in the weighted average annualized investment income yield of 1.0% and a decline in fee income of $0.8 million.

The decrease in the weighted average annualized investment income yield from the three months ended December 31, 2013 to the three months ended December 31, 2014 was driven primarily by interest rate compression on new investments and the change in asset mix of our portfolio. Higher yielding second lien and subordinated debt investments decreased from 9.9% of the portfolio as of December 31, 2013 to 4.5% of the portfolio as December 31, 2014 with an offsetting increase in lower yielding senior secured and one stop investments.

The annualized income yield by security type for the three months ended December 31, 2014 and 2013 was as follows:

	For the three months ended December 31,
	2014	2013
Senior secured	6.3%	7.2%
One stop	8.0%	8.7%
Second lien	9.5%	11.6%
Subordinated debt	8.4%	13.9%
Subordinated notes in SLF(1)	8.3%	4.3%

(1)	SLF’s proceeds from the subordinated notes invested in SLF were utilized by SLF to invest in senior secured loans.

Annualized income yields on senior secured and one stop investments have declined, as shown in the table above, for the three months ended December 31, 2014 compared to the three months ended December 31, 2013 primarily due to a general trend of interest rate compression on new investments. The decrease in yield on second lien debt is primarily attributable to repayments of high yielding second lien investments since December 31, 2013 and the inclusion of $0.4 million of prepayment fees during the three months ended December 31, 2013. The decrease in yield on subordinated debt is primarily due to repayments in subordinated debt investments and the lower current yield on the two remaining subordinated debt investments as of December 31, 2014 as shown in our consolidated financial statements beginning on page SF-2 of this prospectus supplement. The income yield on subordinated notes of SLF increased for the three months ended December 31, 2014 compared to the three months ended December 31, 2013, as the spread on the subordinated notes was increased to LIBOR plus 8.0% from LIBOR plus 4.0% subsequent to the closing of the SLF Credit Facility in January 2014.

For additional details on investment yields and asset mix, refer to the “— Liquidity and Capital Resources — Portfolio Composition, Investment Activity and Yield” section below.

Expenses

The following table summarizes our expenses:

	For the three months ended December 31,		Variances
	2014	2013	2014 vs. 2013
	(in thousands)
Interest and other debt financing expenses	$5,694	$4,092	$1,602
Base management fee	4,821	3,824	997
Incentive fee	1,071	3,032	(1,961)
Professional fees	629	658	(29)
Administrative service fee	607	582	25
General and administrative expenses	166	131	35
Total expenses	$12,988	$12,319	$669

Interest expense and debt facility fees increased by $1.6 million from the three months ended December 31, 2013 to the three months ended December 31, 2014 primarily due to an increase in weighted average of outstanding borrowings from $494.6 million for the three months ended December 31, 2013 to $692.8 million for the three months ended December 31, 2014. The increase in our debt was driven by the issuance of $246.0 million of notes pursuant to the 2014 Debt Securitization as well as the increase in our use of debt under our Small Business Administration, or SBA, debentures through small business investment companies, or SBICs, which had outstanding balances of $208.8 million as of December 31, 2014 and $196.3 million as of December 31, 2013. These increases were partially offset by a decrease in our use of debt under the Credit Facility to $44.9 million as of December 31, 2014 from an outstanding balance of $165.9 million as of December 31, 2013.

Amortization of debt issuance costs increased by $0.6 million from the three months ended December 31, 2013 to the three months ended December 31, 2014 primarily due to additional capitalized debt issuance costs associated with the 2014 Debt Securitization The increase in our effective annualized average interest rate on our outstanding debt from 3.1% for the three months ended December 31, 2013 to 3.3% for the three months ended December 31, 2014 was primarily the result of the increase in amortization of debt issuance costs and the issuance of new SBA debentures at higher interest rates. The interest rates on the SBA debentures are fixed at the time of issuance at a market driven spread over U.S. Treasury Notes with ten-year maturities.

The base management fee increased as a result of a sequential increase in average assets from December 31, 2013 to December 31, 2014. The administrative service fee remained relatively stable from the three months ended December 31, 2013 to the three months ended December 31, 2014 due to efficiencies gained by the Administrator in servicing a growing portfolio.

Incentive fee expense decreased by $2.0 million from the three months ended December 31, 2013 to the three months ended December 31, 2014, as the interest rate compression on new investments and the change in asset mix of our portfolio caused a decline in our Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets. Due to this decline, we were not fully through the catch-up provision of the incentive fee calculation. For the three months ended December 31, 2014, incentive fee expense as a percentage of Pre-Incentive Fee Net Investment Income was 6.9% compared to 18.6% for the three months ended December 31, 2013.

The Administrator pays for certain expenses incurred by us. These expenses are subsequently reimbursed in cash. Total expenses reimbursed by us to the Administrator for the three months ended December 31, 2014 and 2013 were $0.2 million and $0.3 million, respectively.

As of December 31, 2014 and September 30, 2014, included in accounts payable and accrued expenses were $0.3 million and $0.2 million, respectively, for accrued expenses paid on behalf of us by the Administrator.

Net Realized and Unrealized Gains and Losses

The following table summarizes our net realized and unrealized gains (losses) for the periods presented:

	For the three months ended December 31,		Variances
	2014	2013	2014 vs. 2013
	(in thousands)
Net realized gain (loss) on investments	$1,727	$(4,994)	$6,721
Net realized gain (loss)	$1,727	$(4,994)	$6,721
Unrealized appreciation on investments	6,896	13,772	(6,876)
Unrealized (depreciation) on investments	(7,981)	(7,366)	(615)
Unrealized appreciation on investments in SLF(1)	—	651	(651)
Unrealized (depreciation) on investments in SLF(1)	(26)	(410)	384
Unrealized (appreciation) on secured borrowings	—	6	(6)
Unrealized depreciation on secured borrowings	—	(82)	82
Net change in unrealized appreciation (depreciation) on investments, investments in SLF and secured borrowings	$(1,111)	$6,571	$(7,682)

(1)	Unrealized appreciation and (depreciation) on investments in SLF include our investments in the subordinated notes and LLC equity interests in SLF.

For the three months ended December 31, 2014, we had a net realized gain of $1.7 million primarily due to the sale of two equity investments.

During the three months ended December 31, 2014, we had $6.9 million in unrealized appreciation on 73 portfolio company investments, which was offset by $8.0 million in unrealized depreciation on 120 portfolio company investments. Unrealized appreciation during the three months ended December 31, 2014 resulted from an increase in fair value primarily due to the rise in market prices of portfolio company investments. Unrealized depreciation primarily resulted from the amortization of discounts, negative credit related adjustments that caused a reduction in fair value and the reversal of the net unrealized appreciation on the equity investments sold during the three months ended December 31, 2014. Additionally, we had less than $1,000 in net unrealized depreciation on secured borrowing proceeds for the three months ended December 31, 2014. The unrealized depreciation resulted from the amortization of discounts associated with the investments funded by the secured borrowing proceeds.

For the three months ended December 31, 2014, we had $26,000 in unrealized depreciation on our investment in SLF LLC equity interests. The unrealized depreciation on the SLF LLC equity interests was primarily driven by negative market yield adjustments associated with broadly syndicated loans in SLF’s investment portfolio. For the three months ended December 31, 2014, we had no unrealized appreciation or depreciation on our investment in SLF subordinated notes.

For the three months ended December 31, 2013, we had net realized losses on investments totaling $5.0 million primarily due to the sale of our investment in one underperforming portfolio company and the write off of two non-accrual portfolio company investments.

During the three months ended December 31, 2013, we had $13.8 million in unrealized appreciation on 64 portfolio company investments, which was partially offset by $7.4 million in unrealized depreciation on 115 portfolio company investments. Unrealized appreciation during the three months ended December 31, 2013 resulted from an increase in fair value primarily due to the rise in market prices and a reversal of prior period unrealized depreciation associated with the portfolio company investment sales and write-offs. Unrealized depreciation primarily resulted from the amortization of discounts and negative credit related adjustments that caused a reduction in fair value. Additionally, we had $0.1 million in net unrealized depreciation on secured borrowing proceeds related to two portfolio company investments for the three months ended December 31, 2013. The unrealized depreciation resulted from the amortization of discounts and the rise in market prices associated with the investments funded by the secured borrowing proceeds.

For the three months ended December 31, 2013, we had $0.6 million in unrealized appreciation on our investment in SLF LLC equity interests, which was partially offset by $0.4 million in unrealized depreciation on our investment in SLF subordinated notes. The unrealized depreciation was the result of the lower yielding contractual rate compared to comparable market pricing of subordinated notes. Unrealized appreciation on the SLF LLC equity interests was driven by positive credit-related adjustments associated with SLF’s investment portfolio as well the offsetting impact of the pricing on the subordinated notes.

Liquidity and Capital Resources

For the three months ended December 31, 2014, we experienced a net increase in cash and cash equivalents of $0.6 million. During the period, we used $40.8 million in operating activities primarily as a result of fundings of portfolio investments of $131.5 million. This was partially offset by proceeds from principal payments and sales of portfolio investments of $80.9 million and net investment income of $14.6 million. During the same period, cash provided by investment activities of $39.1 million was driven by the decrease in restricted cash and cash equivalents. Lastly, cash provided by financing activities was $2.3 million, primarily driven by borrowings on debt of $33.6 million that were partially offset by repayments of debt of $16.1 million and distributions paid of $14.2 million.

For the three months ended December 31, 2013, we experienced a net increase in cash and cash equivalents of $15.6 million. During the period we used $138.9 million in operating activities, primarily as a result of fundings of portfolio investments of $256.2 million. This was partially offset by proceeds from principal payments and sales of portfolio investments of $103.6 million and net investment income of $13.3 million. During the same period, cash used in investment activities of $1.4 million was driven by the increase in restricted cash and cash equivalents. Lastly, cash provided by financing activities was $155.9 million, primarily driven by borrowings on debt of $215.4 million that were partially offset by repayments of debt of $50.2 million and distributions paid of $13.1 million.

As of December 31, 2014 and September 30, 2014, we had cash and cash equivalents of $5.7 million and $5.1 million, respectively. In addition, we had restricted cash and cash equivalents of $35.7 million and $74.8 million as of December 31, 2014 and September 30, 2014, respectively. Cash and cash equivalents are available to fund new investments, pay operating expenses and pay distributions. As of December 31, 2014, $17.6 million of our restricted cash and cash equivalents could be used to fund new investments that meet the investment guidelines established in the Debt Securitizations, and for the payment of interest expense on the notes issued in the Debt Securitizations. $3.9 million of such restricted cash and cash equivalents can be used to fund investments that meet the guidelines under the Credit Facility as well as for the payment of interest expense and revolving debt of the Credit Facility. $0.2 million of such restricted cash and cash equivalents can be used to fund investments that meet the guidelines under the Revolver as well as for the payment of interest expense and revolving debt of the Revolver. The remaining $14.0 million of restricted cash and cash equivalents can be used to fund new investments that meet the regulatory and investment guidelines established by the SBA for our SBICs, and for interest expense and fees on our outstanding SBA debentures.

As of December 31, 2014 and September 30, 2014, we had outstanding commitments to fund investments totaling $131.8 million and $124.5 million, respectively. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but the entire amount was eligible for funding to the borrowers as of December 31, 2014 and September 30, 2014, respectively, subject to the terms of each loan’s respective credit agreement.

As of December 31, 2014, the Credit Facility, as amended, allows Funding to borrow up to $150.0 million at any one time outstanding, subject to leverage and borrowing base restrictions. As of December 31, 2014 and September 30, 2014, subject to leverage and borrowing base restrictions, we had approximately $105.1 million and $122.6 million, respectively, of remaining commitments and $59.3 million and $70.0 million, respectively, of availability on the Credit Facility. As of December 31, 2014 and September 30, 2014, we had $44.9 million and $27.4 million outstanding under the Credit Facility, respectively. As of December 31, 2014 and September 30, 2014, the Revolver allows Revolver Funding to borrow up to $15.0 million at any one time outstanding, subject to leverage and borrowing base restrictions. As of December 31, 2014 and September 30, 2014, subject to leverage and borrowing base restrictions, we had $15.0 million and $15.0 million, respectively, of remaining commitments and $1.7 million and $1.2 million, respectively, of availability on the Revolver. As of both December 31, 2014 and September 30, 2014, we had no borrowings outstanding under the Revolver.

On July 16, 2010, we completed the 2010 Debt Securitization, as amended on February 15, 2013, in which the 2010 Issuer issued an aggregate of $350.0 million of 2010 Notes, including $203.0 million of Class A 2010 Notes, which bear interest at a rate of three-month LIBOR plus 1.74%, $12.0 million of Class B 2010 Notes, which bear interest at a rate of three-month LIBOR plus 2.40%, and $135.0 million face amount of Subordinated 2010 Notes that do not bear interest. On November 15, 2013, we sold $12.0 million of Class B 2010 Notes and, on November 20, 2013, the transaction closed and proceeds of $12.0 million were received. The Class A 2010 Notes and Class B 2010 Notes of the 2010 Debt Securitization are included in the December 31, 2014 and September 30, 2014 consolidated statements of financial condition as our debt.

On June 5, 2014, we completed the 2014 Debt Securitization in the which the 2014 Issuer issued an aggregate of $402.6 million of securities including $191.0 million of Class A-1 2014 Notes, which bear interest at a rate of three-month LIBOR plus 1.75%, $20.0 million of Class A-2 2014 Notes, which bear interest at a rate of three-month LIBOR plus 1.45% through December 4, 2015 and three-month LIBOR plus 1.95% thereafter, $35.0 million of Class B 2014 Notes, which bear interest at a rate of three-month LIBOR plus 2.50%, $37.5 million of Class C 2014 Notes, which bear interest at a rate of three-month LIBOR plus 3.50%, and $119.1 million of LLC equity that does not bear interest. We retained all of the Class C 2014 Notes and LLC equity interests totaling $37.5 million and $119.1 million, respectively. The Class A-1, Class A-2 and Class B 2014 Notes are included in the December 31, 2014 and September 30, 2014 consolidated statements of financial condition as our debt and the Class C 2014 Notes and LLC equity interests were eliminated in consolidation. As of December 31, 2014 and September 30, 2014, we had outstanding debt under the 2014 Debt Securitization of $246.0 million. As of December 31, 2013, the 2014 Debt Securitization had not been completed.

Under present SBIC regulations, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $225.0 million and the maximum amount that a single SBIC licensee may issue is $150.0 million. As of December 31, 2014, GC SBIC IV, L.P., or SBIC IV, and GC SBIC V, L.P., or SBIC V, each a wholly-owned subsidiary of us, had $150.0 million and $58.8 million, respectively, of outstanding SBA-guaranteed debentures leaving incremental borrowing capacity of $16.2 million for SBIC V under present SBIC regulations. As of September 30, 2014, SBIC IV and SBIC V had $150.0 million and $58.8 million, respectively, of outstanding SBA-guaranteed debentures.

SBIC IV and SBIC V may each borrow up to two times the amount of its regulatory capital, subject to customary regulatory requirements. As of December 31, 2014, we had committed and funded $75.0 million to SBIC IV and had SBA-guaranteed debentures of $150.0 million outstanding that mature between March 2021 and September 2024. As of December 31, 2014, we had committed and funded $37.5 million to SBIC V and had SBA-guaranteed debentures of $58.8 million outstanding that mature between September 2023 and September 2024.

In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On September 13, 2011, we received exemptive relief from the SEC allowing us to modify the asset coverage requirement to exclude the SBA debentures from this calculation. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides us with increased investment flexibility but also increases our risks related to leverage. As of December 31, 2014, our asset coverage for borrowed amounts was 244.4% (excluding the SBA debentures).

Although we expect to fund the growth of our investment portfolio through the net proceeds from future securities offerings and through our dividend reinvestment plan as well as future borrowings, to the extent permitted by the 1940 Act, we cannot assure you that our efforts to raise capital will be successful. In addition to capital not being available, it also may not be available on favorable terms.

We believe that our existing cash and cash equivalents and available borrowings as of December 31, 2014 will be sufficient to fund our anticipated requirements through at least December 31, 2015.

Portfolio Composition, Investment Activity and Yield

As of December 31, 2014 and September 30, 2014, we had investments in 147 and 145 portfolio companies, respectively, with a total fair value of $1,361.0 million and $1,312.8 million, respectively, and had investments in subordinated notes and LLC equity interests in SLF with a total fair value of $39.7 million and $34.8 million, respectively. The following table shows the asset mix of our new origination commitments for the three months ended December 31, 2014 and 2013:

	For the three months ended December 31,
	2014		2013
	(In thousands)	Percentage of Commitments	(In thousands)	Percentage of Commitments
Senior secured	$77,297	52.8%	$35,404	12.3%
One stop	62,747	42.9	203,245	70.4
Second lien	—	—	20,534	7.1
Subordinated notes in SLF(1)	3,281	2.2	24,216	8.4
LLC equity interests in SLF(1)	1,619	1.1	3,459	1.2
Equity securities	1,516	1.0	1,905	0.6
Total new investment commitments	$146,460	100.0%	$288,763	100.0%

(1)	SLF’s proceeds from the subordinated notes and LLC interests invested in SLF were utilized by SLF to invest in senior secured loans. As of December 31, 2014, SLF funded senior secured loans to 38 different borrowers.

The asset mix of new origination commitments may fluctuate quarter-over-quarter due to a variety of factors. During the three months ended December 31, 2014, we experienced an increase in the amount of senior secured originations as we closed a few larger senior secured investments. However, consistent with our origination mix in fiscal year ended September 30, 2014, we continue to expect the majority of our originations will be in one stop investments for the fiscal year ended September 30, 2015. For the three months ended December 31, 2014 and 2013, we had approximately $60.2 million and $99.1 million, respectively, in proceeds from principal payments and return of capital distributions of portfolio companies. For the three months ended December 31, 2014 and 2013, we had sales of securities in seven and three portfolio companies, respectively, aggregating approximately $20.7 million and $4.5 million, respectively, in net proceeds.

The following table shows the par, amortized cost and fair value of our portfolio of investments by asset class:

	As of December 31, 2014(1)			As of September 30, 2014(1)
	Par	Amortized Cost	Fair Value	Par	Amortized Cost	Fair Value
	(in thousands)
Senior secured:
Performing	$248,797	$245,675	$245,684	$265,103	$262,021	$262,854
Non-accrual(2)	3,025	3,013	5	3,033	3,021	5
One stop:
Performing	1,015,031	1,001,481	1,003,726	952,359	939,765	940,729
Non-accrual(2)	4,457	3,974	2,228	—	—	—
Second lien:
Performing	59,903	59,130	59,457	59,902	59,086	59,964
Non-accrual(2)	—	—	—	—	—	—
Subordinated debt:
Performing	3,584	3,565	3,724	3,584	3,564	3,710
Non-accrual(2)	—	—	—	—	—	—
Subordinated notes in SLF:(3)
Performing	28,871	28,871	28,871	25,589	25,589	25,589
Non-accrual(2)	—	—	—	—	—	—
LLC equity interests in SLF:(3)	N/A	10,937	10,834	N/A	9,318	9,242
Equity:	N/A	35,159	46,197	N/A	35,216	45,519
Total	$1,363,668	$1,391,805	$1,400,726	$1,309,570	$1,337,580	$1,347,612

(1)	Nine and 11 of our loans included a feature permitting a portion of the interest due on such loan to be PIK interest as of December 31, 2014 and September 30, 2014, respectively.
(2)	We refer to a loan as non-accrual when we cease recognizing interest income on the loan because we have stopped pursuing repayment of the loan or, in certain circumstances, it is past due 90 days or more on principal and interest or our management has reasonable doubt that principal or interest will not be collected See “— Critical Accounting Polices — Revenue Recognition.”
(3)	SLF's proceeds from the subordinated notes and LLC equity interests invested in SLF were utilized by SLF to invest in senior secured loans.

The following table shows the weighted average rate, spread over LIBOR of floating rate, fixed rate and fees of investments originated and the weighted average rate of sales and payoffs of portfolio companies during the three months ended December 31, 2014 and 2013:

	For the three months ended December 31,
	2014	2013
Weighted average rate of new investment fundings	6.8%	7.2%
Weighted average spread over LIBOR of new floating rate investment fundings	5.8%	6.1%
Weighted average rate of new fixed rate investment fundings	N/A	N/A
Weighted average fees of new investment fundings	1.8%	1.2%
Weighted average rate of sales and payoffs of portfolio companies	6.5%	9.6%

For the three months ended December 31, 2014 and 2013, the weighted average annualized income yield on the fair value of income producing loans in our portfolio was 7.8% and 8.6%, respectively. As of December 31, 2014, 97.4% and 97.1% of our debt portfolio at fair value and at cost, respectively, had interest rate floors that limit the minimum applicable interest rates on such loans. As of September 30, 2014, 97.6% and 97.2% of our debt portfolio at fair value and at cost, respectively, had interest rate floors that limit the minimum applicable interest rates on such loans.

As of December 31, 2014, the portfolio median EBITDA for our portfolio companies was $23.6 million. The portfolio median EBITDA is based on the most recently reported trailing twelve-month EBITDA received from the portfolio company. The portfolio median EBITDA excludes underlying borrowers in SLF.

As part of the monitoring process, GC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on an internal system developed by Golub Capital and its affiliates. This system is not generally accepted in our industry or used by our competitors. It is based on the following categories, which we refer to as GC Advisors’ internal performance rating:

Internal Performance Ratings
Rating	Definition
5	Involves the least amount of risk in our portfolio. The borrower is performing above expectations, and the trends and risk factors are generally favorable.
4	Involves an acceptable level of risk that is similar to the risk at the time of origination. The borrower is generally performing as expected, and the risk factors are neutral to favorable.
3	Involves a borrower performing below expectations and indicates that the loan’s risk has increased somewhat since origination. The borrower may be out of compliance with debt covenants; however, loan payments are generally not past due.
2	Involves a borrower performing materially below expectations and indicates that the loan’s risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).
1	Involves a borrower performing substantially below expectations and indicates that the loan’s risk has substantially increased since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 1 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount we anticipate will be recovered.

Our internal performance ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of our investments.

For any investment rated 1, 2 or 3, GC Advisors will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions.

GC Advisors monitors and, when appropriate, changes the internal performance ratings assigned to each investment in our portfolio. In connection with our valuation process, GC Advisors and our board of directors review these internal performance ratings on a quarterly basis.

The following table shows the distribution of our investments on the 1 to 5 internal performance rating scale at fair value as of December 31, 2014 and September 30, 2014:

	December 31, 2014		September 30, 2014
Internal Performance Rating	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments
5	$155,411	11.1%	$129,806	9.7%
4	1,135,019	81.0	1,144,232	84.9
3	99,707	7.1	68,944	5.1
2	10,584	0.8	4,625	0.3
1	5	0.0 *	5	0.0 *
Total	$1,400,726	100.0%	$1,347,612	100.0%

*	Represents an amount less than 0.1%.

Senior Loan Fund LLC

We co-invest with RGA in senior secured loans through SLF, an unconsolidated Delaware LLC. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect to SLF must be approved by the SLF investment committee consisting of two representatives of each of us and RGA (with unanimous approval required from (i) one representative of each of us and RGA or (ii) both representatives of each of us and RGA).

SLF is capitalized with subordinated notes and LLC equity interest subscriptions from its members. As of December 31, 2014, we and RGA owned 87.5% and 12.5%, respectively, of both the outstanding subordinated notes and LLC equity interests. As of December 31, 2014, SLF had subordinated note commitments from us and RGA totaling $100.0 million, of which approximately $33.0 million and $29.2 million in aggregate principal amount was funded as of December 31, 2014 and September 30, 2014, respectively. As of December 31, 2014, SLF had LLC equity interest subscriptions from us and RGA totaling $25.0 million, of which approximately $12.5 million and $9.3 million in aggregate was called and contributed as of December 31, 2014 and September 30, 2014, respectively.

As of December 31, 2014, the SLF Credit Facility, as amended, allows SLF II to borrow up to $150.0 million subject to leverage and borrowing base restrictions. The reinvestment period of the SLF Credit Facility ends on April 11, 2015, and the stated maturity date is April 11, 2019. As of December 31, 2014 and September 30, 2014, SLF II had outstanding debt under the SLF Credit Facility of $74.8 million and $66.6 million, respectively.

Through the reinvestment period, the SLF Credit Facility bears interest at one-month LIBOR plus a rate between 1.75% and 2.25%, depending on the composition of the collateral asset portfolio, per annum. After the reinvestment period, the rate will reset to one-month LIBOR plus 2.75% per annum for the remaining term of the SLF Credit Facility.

As of December 31, 2014 and September 30, 2014, SLF had total assets at fair value of $126.4 million and $107.2 million, respectively. As of December 31, 2014 and September 30, 2014, SLF’s portfolio was comprised of first lien senior secured loans to 38 and 31 different borrowers, respectively. As of both December 31, 2014 and September 30, 2014, none of these loans was on non-accrual status. The portfolio companies in SLF are in industries similar to those in which we may invest directly. Additionally, as of December 31, 2014 and September 30, 2014, SLF had commitments to fund various undrawn revolving credit and delayed draw loans to its portfolio companies totaling $7.6 million and $10.1 million, respectively.

Below is a summary of SLF’s portfolio, followed by a listing of the individual loans in SLF’s portfolio as of December 31, 2014 and September 30, 2014:

	As of December 31, 2014	As of September 30, 2014
	(Dollars in thousands)
Senior secured loans(1)	$122,516	$103,695
Weighted average current interest rate on senior secured loans(2)	5.3%	5.2%
Number of borrowers in SLF	38	31
Largest loan to a single borrower(1)	$8,208	$8,229
Total of five largest loans to borrowers(1)	$30,468	$31,132

(1)	At principal amount.
(2)	Computed as (a) the sum of (i) the annual stated interest rate on each accruing senior secured loan multiplied by (ii) each loan's principal amount divided by (b) total senior secured loans at principal amount.

SLF Loan Portfolio as of December 31, 2014

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)	Principal/Par Amount	Fair Value(2)
					(In thousands)
1011778 B.C. ULC (Burger King Worldwide, Inc.)	Beverage, Food and Tobacco	Senior Loan	10/2021	4.5%	$3,000	$2,996
5.11, Inc.(3)	Textiles and Leather	Senior Loan	02/2020	6.0	3,282	3,279
Acosta, Inc.	Diversified Conglomerate Service	Senior Loan	09/2021	5.0	3,000	3,005
ACTIVE Network, Inc.	Electronics	Senior Loan	11/2020	5.5	1,980	1,943
ARG IH Corporation(3)	Beverage, Food and Tobacco	Senior Loan	11/2020	4.8	2,145	2,143
Atrium Innovations	Personal and Non Durable Consumer Products	Senior Loan	02/2021	4.3	3,547	3,437
BJ's Wholesale Club, Inc.	Retail Stores	Senior Loan	09/2019	4.5	2,977	2,930
Blue Coat Systems, Inc.	Electronics	Senior Loan	05/2019	4.0	1,985	1,938
BMC Software, Inc.	Electronics	Senior Loan	09/2020	5.0	1,911	1,865
Brasa (Holdings) Inc.	Personal, Food and Miscellaneous Services	Senior Loan	07/2019	5.0	8,208	8,153
Brickman Group Ltd. LLC	Farming and Agriculture	Senior Loan	12/2020	4.0	1,995	1,943
Connect Merger Sub, Inc.	Telecommunications	Senior Loan	04/2020	4.8	3,965	3,924
Dell, Inc.	Electronics	Senior Loan	04/2020	4.5	1,980	1,979
Dialysis Newco, Inc.	Healthcare, Education and Childcare	Senior Loan	04/2021	4.5	2,488	2,475
Diversified Foodservice Supply, Inc.(3)	Beverage, Food and Tobacco	Senior Loan	12/2018	5.8	4,194	4,194
EAG, INC. (Evans Analytical Group)	Diversified Conglomerate Service	Senior Loan	07/2017	5.0	2,366	2,366
Federal-Mogul Corporation	Automobile	Senior Loan	04/2021	4.8	3,990	3,969
GSDM Holdings Corp.(3)	Healthcare, Education and Childcare	Senior Loan	06/2019	5.3	1,795	1,795
Hygenic Corporation, The	Personal and Non Durable Consumer Products	Senior Loan	10/2018	6.0	4,527	4,527
K&N Engineering, Inc.(3)	Automobile	Senior Loan	07/2019	5.3	3,894	3,894

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)	Principal/Par Amount	Fair Value(2)
					(In thousands)
Mister Car Wash Holdings, Inc.	Automobile	Senior Loan	08/2021	5.0	2,992	3,001
National Veterinary Associates, Inc.	Personal, Food and Miscellaneous Services	Senior Loan	08/2021	4.8	998	989
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior Loan	11/2018	6.0	2,053	2,011
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior Loan	11/2018	6.0	360	346
Paradigm Management Services, LLC(3)	Healthcare, Education and Childcare	Senior Loan	01/2019	5.5	6,247	6,247
Payless ShoeSource, Inc.	Retail Stores	Senior Loan	03/2021	5.0	1,990	1,831
Plano Molding Company, LLC(3)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	10/2018	5.3	1,815	1,815
Print Payroll Services, LLC	Diversified/Conglomerate Service	Senior Loan	06/2019	5.7	2,943	2,943
Print Payroll Services, LLC	Diversified/Conglomerate Service	Senior Loan	06/2019	5.7	568	568
Reliant Pro ReHab, LLC(3)	Healthcare, Education and Childcare	Senior Loan	06/2017	6.0	4,296	4,296
Rug Doctor LLC(3)	Personal and Non Durable Consumer Products	Senior Loan	12/2016	6.3	4,875	4,875
Scientific Games International, Inc.	Hotels, Motels, Inns, and Gaming	Senior Loan	10/2020	6.0	3,965	3,918
Self Esteem Brands, LLC(3)	Leisure, Amusement, Motion Pictures, Entertainment	Senior Loan	02/2020	5.0	6,185	6,185
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior Loan	05/2018	5.5	968	968
Syncsort Incorporated(3)	Electronics	Senior Loan	03/2019	5.8	4,953	4,953
Systems Maintenance Services Holding, Inc.(3)	Electronics	Senior Loan	10/2019	5.0	2,433	2,433
Take 5 Oil Change, L.L.C.(3)	Automobile	Senior Loan	07/2018	6.3	1,426	1,426
U.S. Water Services, Inc.	Utilities	Senior Loan	08/2018	5.8	3,452	3,452
U.S. Water Services, Inc.	Utilities	Senior Loan	08/2018	6.8	403	403
U.S. Water Services, Inc.	Utilities	Senior Loan	08/2018	5.8	165	165
W3 Co.	Oil and Gas	Senior Loan	03/2020	5.8	2,977	2,873
WII Components, Inc.(3)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	07/2018	5.5	3,223	3,223
					$122,516	$121,676

(1)	Represents the weighted average annual current interest rate as of December 31, 2014. All interest rates are payable in cash.
(2)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the board of directors' valuation process described elsewhere herein.
(3)	We also hold a portion of the first lien senior secured loan in this portfolio company.

SLF Loan Portfolio as of September 30, 2014

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)	Principal/Par Amount	Fair Value(2)
					(In thousands)
5.11, Inc.(3)	Textiles and Leather	Senior Loan	02/2020	6.0%	$3,290	$3,294
ACTIVE Network, Inc.	Electronics	Senior Loan	11/2020	5.5	1,985	1,975
ARG IH Corporation(3)	Beverage, Food and Tobacco	Senior Loan	11/2020	4.8	2,151	2,152
Atrium Innovations	Personal and Non Durable Consumer Products	Senior Loan	02/2021	4.3	3,556	3,498
BJ's Wholesale Club, Inc.	Retail Stores	Senior Loan	09/2019	4.5	2,985	2,944
Blue Coat Systems, Inc.	Electronics	Senior Loan	05/2019	4.0	1,990	1,958
BMC Software, Inc.	Electronics	Senior Loan	09/2020	5.0	1,915	1,886
Brasa (Holdings) Inc.	Personal, Food and Miscellaneous Services	Senior Loan	07/2019	5.0	8,229	8,215
Connect Merger Sub, Inc.	Telecommunications	Senior Loan	04/2020	4.8	3,975	3,943
Dell, Inc.	Electronics	Senior Loan	04/2020	4.5	1,985	1,974
Dialysis Newco, Inc.	Healthcare, Education and Childcare	Senior Loan	04/2021	4.5	2,494	2,491
Diversified Foodservice Supply, Inc.(3)	Beverage, Food and Tobacco	Senior Loan	12/2018	5.8	4,194	4,194
El Pollo Loco Inc.(3)	Personal, Food and Miscellaneous Services	Senior Loan	10/2018	5.3	4,740	4,758
Federal-Mogul Corporation	Automobile	Senior Loan	04/2021	4.8	4,000	3,972
GSDM Holdings Corp.(3)	Healthcare, Education and Childcare	Senior Loan	06/2019	5.3	1,800	1,800
Nuveen Investments, Inc.	Finance	Senior Loan	05/2017	4.2	3,000	2,997
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior Loan	11/2018	5.8	2,058	2,058
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior Loan	11/2018	5.8	468	468
Paradigm Management Services, LLC(3)	Healthcare, Education and Childcare	Senior Loan	01/2019	5.5	6,247	6,247
Payless ShoeSource, Inc.	Retail Stores	Senior Loan	03/2021	5.0	1,995	1,925
Plano Molding Company, LLC(3)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	10/2018	5.3	1,827	1,827
Print Payroll Services, LLC	Diversified Conglomerate Service	Senior Loan	06/2019	5.6	2,950	2,950
Rug Doctor LLC(3)	Personal and Non Durable Consumer Products	Senior Loan	12/2016	6.3	4,939	4,939
Rug Doctor LLC(3)	Personal and Non Durable Consumer Products	Senior Loan	12/2016	6.3	428	428
Scientific Games International, Inc.	Hotels, Motels, Inns, and Gaming	Senior Loan	10/2020	4.3	3,975	3,905
Self Esteem Brands, LLC(3)	Leisure, Amusement, Motion Pictures, Entertainment	Senior Loan	02/2020	5.0	6,324	6,324
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior Loan	05/2018	5.5	970	970
Syncsort Incorporated(3)	Electronics	Senior Loan	03/2019	5.8	4,966	4,966
Systems Maintenance Services Holding, Inc.(3)	Electronics	Senior Loan	10/2019	5.0	2,439	2,439
Take 5 Oil Change, L.L.C.(3)	Automobile	Senior Loan	07/2018	6.3	1,429	1,429

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)		Principal/Par Amount	Fair Value(2)
						(In thousands)
U.S. Water Services, Inc.	Utilities	Senior Loan	08/2018	5.8		3,461	3,461
U.S. Water Services, Inc.	Utilities	Senior Loan	08/2018	6.8		386	386
U.S. Water Services, Inc.	Utilities	Senior Loan	08/2018	5.8		165	165
W3 Co.	Oil and Gas	Senior Loan	03/2020	5.8		2,985	2,981
WII Components, Inc.(3)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	07/2018	5.5		3,394	3,378
WII Components, Inc.(3)(4)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	07/2018	N/A	(5)	—	(1)
						$103,695	$103,296

(1)	Represents the weighted average annual current interest rate as of September 30, 2014. All interest rates are payable in cash.
(2)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in our board of directors' valuation process described elsewhere herein.
(3)	We also hold a portion of the senior loan in this portfolio company.
(4)	The negative fair value is the result of the unfunded commitment being valued below par.
(5)	The entire commitment was unfunded as of September 30, 2014. As such, no interest is being earned on this investment.

We have committed to fund $87.5 million of subordinated notes and $21.9 million of LLC equity interest subscriptions to SLF. The amortized cost and fair value of the subordinated notes in SLF held by us were $28.9 million and $28.9 million, respectively, as of December 31, 2014, and $25.6 million and $25.6 million, respectively, as of September 30, 2014. The subordinated notes pay a weighted average interest rate of three-month LIBOR plus 8.0%. For the three months ended December 31, 2014 and 2013, we earned interest income of $0.6 million and $0.2 million, respectively, on the subordinated notes.

For the three months ended December 31, 2014 and 2013, we earned an annualized total return on our weighted average capital invested in SLF of 5.7% and 8.5%, respectively. The annualized total return on weighted average capital invested is calculated by dividing total income earned on our investments in SLF subordinated notes and LLC equity interests by the combined daily average of our investments in (1) the principal of the SLF subordinated notes and (2) the net asset value of the SLF LLC equity interests.

Below is certain summarized financial information for SLF as of December 31, 2014 and September 30, 2014 and for the three months ended December 31, 2014 and 2013:

	As of December 31, 2014	As of September 30, 2014
	(In thousands)
Selected Balance Sheet Information, at fair value
Investments in loans receivable, net of discount for loan origination fees	$121,676	$103,296
Cash and other assets	4,694	3,932
Total assets	$126,370	$107,228
Senior credit facility	$74,750	$66,600
Payable for open trades	4,950	—
Other liabilities	1,294	822
Total liabilities	80,994	67,422
Subordinated notes and members’ equity	45,376	39,806
Total liabilities and net assets	$126,370	$107,228

	Three months ended December 31,
	2014	2013
	(In thousands)
Selected Statement of Operations Information:
Interest income	$1,600	$333
Fee income	2	—
Total investment income	1,602	333
Interest expense	1,108	206
Administrative service fee	47	16
Management and incentive fees	—	—
Other expenses	25	9
Total expenses	1,180	231
Net investment income	422	102
Net change in unrealized appreciation (depreciation) on investments and subordinated notes	(452)	642
Net increase in net assets	$(30)	$744

SLF has elected to fair value the subordinated notes issued to us and RGA under ASC Topic 825 —  Financial Instruments, or ASC Topic 825. The subordinated notes are valued by calculating the net present value of the future expected cash flow streams using an appropriate risk-adjusted discount rate model. For the three months ended December 31, 2014 and 2013, SLF recognized $0.0 million and $0.5 million in unrealized depreciation, respectively, on the subordinated notes. The following table presents the difference between fair value and the aggregate contractual principal amounts of subordinated notes for which the fair value option has been elected as of December 31, 2014 and September 30, 2014:

	As of December 31, 2014
	(In thousands)
	Par Value	Carrying Value	Fair Value	Unrealized Appreciation/ (Depreciation)
Subordinated notes	$32,995	$32,995	$32,995	$—

	As of September 30, 2014
	(In thousands)
	Par Value	Carrying Value	Fair Value	Unrealized Appreciation/ (Depreciation)
Subordinated notes	$29,245	$29,245	$29,245	$—

Contractual Obligations and Off-Balance Sheet Arrangements

A summary of our significant contractual payment obligations as of December 31, 2014 is as follows:

	Payments Due by Period (In millions)
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years(1)	More than 5 years(1)
2010 Debt Securitization	$215.0	$—	$—	$—	$215.0
2014 Debt Securitization	246.0	—	—	—	246.0
SBA debentures	208.8	—	—	—	208.8
Credit Facility	44.9	—	—	44.9	—
Revolver	—	—	—	—	—
Unfunded commitments(2)	131.8	131.8	—	—	—
Total contractual obligations(3)	$846.5	$131.8	$—	$44.9	$669.8

(1)	The notes offered in the 2010 Debt Securitization are scheduled to mature on July 20, 2023, and the notes offered in the 2014 Debt Securitization are scheduled to mature on April 25, 2026. The SBA debentures are scheduled to mature between March 2021 and September 2024. The Credit Facility is scheduled to mature on October 17, 2019. The Revolver is scheduled to mature on November 22, 2020.
(2)	Unfunded commitments represent all amounts unfunded as of December 31, 2014. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but we are showing this amount in the less than one year category as this entire amount was eligible for funding to the borrowers as of December 31, 2014.
(3)	Total contractual obligations exclude $0.4 million of secured borrowings.

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of December 31, 2014 and September 30, 2014, we had outstanding commitments to fund investments totaling $131.8 million and $124.5 million, respectively.

We have certain contracts under which we have material future commitments. We have entered into the Investment Advisory Agreement with GC Advisors in accordance with the 1940 Act. Under the Investment Advisory Agreement, GC Advisors provides us with investment advisory and management services. For these services, we pay (1) a management fee equal to a percentage of the average adjusted value of our gross assets and (2) an incentive fee based on our performance. To the extent that GC Advisors or any of its affiliates provides investment advisory, collateral management or other similar services to a subsidiary of ours, we reduce the base management fee by an amount equal to the product of (1) the total fees paid to GC Advisors by such subsidiary for such services and (2) the percentage of such subsidiary’s total equity that is owned, directly or indirectly, by us.

Under the Administration Agreement, the Administrator furnishes us with office facilities and equipment, provides us with clerical, bookkeeping and record keeping services at such facilities and provides us with other administrative services necessary to conduct our day-to-day operations. We reimburse the Administrator for the allocable portion (subject to the review and approval of our board of directors) of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. The Administrator also provides on our behalf significant managerial assistance to those portfolio companies to which we are required to offer to provide such assistance.

If any of the contractual obligations discussed above is terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we receive under our Investment Advisory Agreement and our Administration Agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

Distributions

In order to qualify as a RIC and to avoid corporate-level U.S. federal income tax on the income we distribute to our stockholders, we are required under the Code to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Additionally, we must meet the annual distribution requirements of the U.S. federal excise tax rules. We intend to make quarterly distributions to our stockholders as determined by our board of directors.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a business development company under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse U.S. federal income tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, our stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

Related Party Transactions

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	We entered into an Investment Advisory Agreement with GC Advisors. Mr. Lawrence Golub, our chairman, is a manager of GC Advisors, and Mr. David Golub, our chief executive officer, is a manager of GC Advisors, and each of Messrs. Lawrence Golub and David Golub owns an indirect pecuniary interest in GC Advisors.
•	Golub Capital LLC provides, and other affiliates of Golub Capital have historically provided, us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to our Administration Agreement.
•	We have entered into a license agreement with Golub Capital LLC, pursuant to which Golub Capital LLC has granted us a non-exclusive, royalty-free license to use the name “Golub Capital.”
•	Under the Staffing Agreement, Golub Capital LLC has agreed to provide GC Advisors with the resources necessary to fulfill its obligations under the Investment Advisory Agreement. The Staffing Agreement provides that Golub Capital LLC will make available to GC Advisors experienced investment professionals and access to the senior investment personnel of Golub Capital LLC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of GC Advisors’ investment committee will serve in such capacity. Services under the Staffing Agreement are provided on a direct cost reimbursement basis.
•	GC Advisors serves as collateral manager to the 2010 Issuer and the 2014 Issuer under collateral management agreements and receives a fee for providing these services that is offset against the base management fee payable by us under the Investment Advisory Agreement.

GC Advisors also sponsors or manages, and may in the future sponsor or manage, other investment funds, accounts or investment vehicles (together referred to as “accounts”) that have investment mandates that are similar, in whole and in part, with ours. For example, GC Advisors presently serves as the investment adviser to Golub Capital Investment Corporation, a private BDC that commenced operations on December 31, 2014, which primarily focuses on investing in senior secured and one stop loans. In addition, our officers and directors serve in similar capacities for Golub Capital Investment Corporation. GC Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of those other accounts. In such event, depending on the availability of such investment and other appropriate factors, and pursuant to GC Advisors’ allocation policy, GC Advisors or its affiliates may determine that we should invest side-by-side with one or more other accounts. We do not intend to make any investments if they are not permitted by applicable law and interpretive positions of the SEC and its staff, or if they are inconsistent with GC Advisors’ allocation procedures.

In addition, we have adopted a formal code of ethics that governs the conduct of our and GC Advisors’ officers, directors and employees. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the General Corporation Law of the State of Delaware.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Fair Value Measurements

We value investments for which market quotations are readily available at their market quotations. However, a readily available market value is not expected to exist for many of the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. We may seek pricing information with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We also employ independent third party valuation firms for all of our investments for which there is not a readily available market value.

Valuation methods may include comparisons of the portfolio companies to peer companies that are public, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, discounted cash flow, the markets in which the portfolio company does business and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from values that may ultimately be received or settled.

Our board of directors is ultimately and solely responsible for determining, in good faith, the fair value of investments that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company investment being initially valued by the investment professionals of GC Advisors responsible for credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with our senior management and GC Advisors.
•	The audit committee of our board of directors reviews these preliminary valuations.

•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.
•	The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

The factors that are taken into account in fair value pricing investments include: available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates. Under current auditing standards, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

We follow ASC Topic 820 — Fair Value Measurements and Disclosures for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity. Our fair value analysis includes an analysis of the value of any unfunded loan commitments. Assets and liabilities are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. The three levels are defined as follows:

Level 1:  Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2:  Inputs include quoted prices for similar assets or liabilities in active markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the assets or liabilities.

Level 3:  Inputs include significant unobservable inputs for the assets or liabilities and include situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and we consider factors specific to the asset or liability. We assess the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the three months ended December 31, 2014 and 2013. The following section describes the valuation techniques used by us to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Valuation of Investments

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by our board of directors, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with approximately 25% (based on fair value) of our valuations of debt and equity investments without readily available market quotations subject to review by an independent valuation firm. All investments as of December 31, 2014 and September 30, 2014, with the exception of money market funds included in cash and cash equivalents (Level 1 investments), were valued using Level 3 inputs of the fair value hierarchy.

When determining the fair value of Level 3 debt and equity investments, we may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, and changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, we will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, we use a market interest rate yield analysis to determine fair value.

In addition, for certain debt investments, we may base our valuation on indicative bid and ask prices provided by an independent third party pricing service. Bid prices reflect the highest price that we and others may be willing to pay. Ask prices represent the lowest price that we and others may be willing to accept. We generally uses the midpoint of the bid/ask range as our best estimate of fair value of such investment.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which such investment had previously been recorded.

Our investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Valuation of Secured Borrowings

We have elected the fair value option under ASC Topic 825 relating to accounting for debt obligations at their fair value for our secured borrowings which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. All secured borrowings as of December 31, 2014 and September 30, 2014 were valued using Level 3 inputs under the fair value hierarchy, and our approach to determining fair value of Level 3 secured borrowings is consistent with our approach to determining fair value of the Level 3 investments that are associated with these secured borrowings as previously described.

Valuation of Other Financial Assets and Liabilities

Fair value of our debt is estimated using Level 3 inputs by discounting remaining payments using comparable market rates or market quotes for similar instruments at the measurement date, if available.

Revenue Recognition:

Our revenue recognition policies are as follows:

Investments and Related Investment Income:  Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments. Premiums, discounts, and origination fees are amortized or accreted into interest income over the life of the respective debt investment. For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, we do not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not likely to be collectible. In addition, we may generate revenue in the form of amendment, structuring or due diligence fees, fees for providing managerial assistance, consulting fees and prepayment premiums on loans and record these fees as fee income when received. Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Distributions received from LLC and LP investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, we will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.

We account for investment transactions on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. We report changes in fair value of investments from the prior period that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in our consolidated statement of operations.

Non-accrual:  Loans may be left on accrual status during the period we are pursuing repayment of the loan. Management reviews all loans that become past due 90 days or more on principal and interest or when there is reasonable doubt that principal or interest will be collected for possible placement on non-accrual status. We generally reverse accrued interest when a loan is placed on non-accrual status. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. We restore non-accrual loans to accrual status when past due principal and interest is paid and, in our management’s judgment, are likely to remain current. The total fair value of our non-accrual loans was $2.2 million as of December 31, 2014 and $5,000 as of September 30, 2014.

Partial loan sales:  We follow the guidance in ASC Topic 860, when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest”, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales that do not meet the definition of a participating interest remain on our statements of assets and liabilities and the proceeds are recorded as a secured borrowing until the definition is met. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value.

Income taxes:

We have elected to be treated as a RIC under Subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, we are required to meet certain source of income and asset diversification requirements, and timely distribute to our stockholders at least 90% of investment company taxable income, as defined by the Code, for each tax year. We have made and intend to continue to make the requisite distributions to our stockholders, which will generally relieve us from U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, we may choose to retain taxable income in excess of current year distributions into the next tax year in an amount less than what would trigger payments of federal income tax under Subchapter M of the Code. We would then pay a 4% excise tax on such income, as required. To the extent that we determine that our estimated current year annual taxable income may exceed estimated current year distributions, we accrue excise tax, if any, on estimated excess taxable income as taxable income is earned.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified within capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, most significantly changes in interest rates. Many of the loans in our portfolio have floating interest rates, and we expect that our loans in the future may also have floating interest rates. These loans are usually based on a floating LIBOR and typically have interest rate reset provisions that adjust applicable interest rates under such loans to current market rates on a quarterly basis. The loans that are subject to the floating LIBOR rates are also subject to a minimum base rate, or floor, that we charge on our loans if the current market rates are below the respective floors. As of December 31, 2014 and September 30, 2014, the weighted average LIBOR floor on the loans subject to floating interest rates was 1.12% and 1.15%, respectively. In addition, the Class A and B 2010 Notes issued as a part of the 2010 Debt Securitization and the Class A-1, A-2 and B 2014 Notes issued as part of the 2014 Debt Securitization have floating interest rate provisions based on three-month LIBOR that resets quarterly, the Credit Facility has a floating interest rate provision based on one-month LIBOR that resets daily and the Revolver has a floating interest rate provision based on, at the election of Revolver Funding, either one-month, two-month or three-month LIBOR or PrivateBank’s prime rate that resets at contract maturity. As of December 31, 2014 and September 30, 2014, the weighted average LIBOR floor on the secured borrowings, which reset quarterly, was 1.00% and 1.00%, respectively. We expect that other credit facilities into which we enter in the future may have floating interest rate provisions.

Assuming that the interim and unaudited consolidated statement of financial condition as of December 31, 2014 were to remain constant and that we took no actions to alter our existing interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates.

Change in interest rates	Increase (decrease) in interest income	Increase (decrease) in interest expense	Net increase (decrease) in investment income
	(in thousands)
Down 25 basis points	$(73)	$(1,265)	$1,192
Up 50 basis points	147	2,530	(2,383)
Up 100 basis points	2,426	5,060	(2,634)
Up 200 basis points	15,449	10,123	5,326
Up 300 basis points	28,649	15,186	13,463

Although we believe that this analysis is indicative of our existing sensitivity to interest rate changes, it does not adjust for changes in the credit market, credit quality, the size and composition of the assets in our portfolio and other business developments, including borrowing under the Debt Securitizations, the Credit Facility, the Revolver or other borrowings, that could affect net increase in net assets resulting from operations, or net income. Accordingly, we can offer no assurances that actual results would not differ materially from the analysis above.

We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as interest rate swaps, futures, options and forward contracts to the limited extent permitted under the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

PRICE RANGE OF COMMON STOCK

Our common stock began trading on April 15, 2010 and is currently traded on The NASDAQ Global Select Market under the symbol “GBDC”. The following table lists the high and low closing sale price for our common stock, the closing sale price as a percentage of net asset value, or NAV, and quarterly distributions per share since October 1, 2012.

Period	NAV(1)		Closing Sales Price		Premium of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Declared Distributions(3)
			High	Low
Fiscal year ended September 30, 2013
First quarter		$14.66	$16.32	$14.75	11.3%	0.6%	$0.32
Second quarter		$14.80	$16.66	$15.82	12.6%	6.9%	$0.32
Third quarter		$15.12	$17.98	$16.02	18.9%	6.0%	$0.32
Fourth quarter		$15.21	$18.50	$16.76	21.6%	10.2%	$0.32
Fiscal year ended September 30, 2014
First quarter		$15.23	$19.11	$16.74	25.5%	9.9%	$0.32
Second quarter		$15.41	$19.26	$17.64	25.0%	14.5%	$0.32
Third quarter		$15.44	$17.97	$15.94	16.4%	3.2%	$0.32
Fourth quarter		$15.55	$17.80	$15.95	14.5%	2.6%	$0.32
Fiscal year ending September 30, 2015
First quarter		$15.55	$18.15	$16.15	16.7%	3.9%	$0.32
Second quarter	$	N/A	$18.04	$17.05	N/A	N/A	$0.32
Third quarter (through April 9, 2015)	$	N/A	$17.88	$17.51	N/A	N/A	$—

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	Includes a return of capital for tax purposes of approximately $0.13 per share for the fiscal year ended September 30, 2013.

Shares of business development companies may trade at a market price that is less than the NAV that is attributable to those shares. Our NAV per share was $15.55 as of December 31, 2014. The closing sales price of our shares on The NASDAQ Global Select Market on December 31, 2014 was $17.93, which represented a premium to NAV of 15.3%. The possibility that our shares of common stock will trade at a discount from net asset value or at a premium that is unsustainable over the long term is separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether our shares will trade at, above or below net asset value in the future.

On April 9, 2015, the last reported closing price of our common stock was $17.78 per share. As of April 7, 2015, we had 300 stockholders of record.

UNDERWRITING

We are offering the common stock described in this prospectus supplement and the accompanying prospectus through a number of underwriters. Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC are acting as joint book-running managers and representatives of the several underwriters. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, we have agreed to sell to the underwriters, and each underwriter has severally agreed to purchase, at the public offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus supplement, the number of shares of common stock listed next to its name in the following table:

Underwriter	Number of Shares
Wells Fargo Securities, LLC	1,190,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	875,000
UBS Securities LLC	612,500
Raymond James & Associates, Inc.	525,000
Keefe, Bruyette & Woods, Inc.	297,500
Total	3,500,000

The underwriters are committed to purchase all of the shares of common stock offered by us if they purchase any common stock. The underwriting agreement also provides that if an underwriter defaults, the purchase commitments of non-defaulting underwriters may also be increased or this offering may be terminated.

We, GC Advisors and the Administrator have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act.

The underwriters propose to offer the shares of common stock directly to the public at the public offering price set forth on the cover page of this prospectus supplement and to certain dealers at that price less a concession not in excess of $0.318 per share. After the public offering of the shares, the offering price and other selling terms may be changed by the underwriters. Sales of shares made outside of the United States may be made by affiliates of the underwriters.

Mr. William M. Webster IV, one of our directors, has agreed to purchase 5,000 shares in this offering at the public offering price per share.

Option

The underwriters have an option to buy up to 525,000 additional shares of common stock from us. The underwriters have 30 days from the date of this prospectus supplement to exercise this option. If any shares are purchased with this option, the underwriters will purchase shares in approximately the same proportion as shown in the table above. If any additional shares of common stock are purchased, the underwriters will offer the additional shares on the same terms as those on which the shares are being offered.

Commissions and Discounts

The underwriting fee is equal to the public offering price per share of common stock less the amount paid by the underwriters to us per share of common stock. The underwriting fee is $0.53 per share. The following table shows the per share of common stock and total underwriting discounts and commissions to be paid to the underwriters assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of our common stock.

	Per Share		Total
	Without Option	With Option	Without Option	With Option
Public offering price	$17.42	$17.42	$60,970,000	$70,115,500
Sales load (underwriting discounts and commissions)	$0.53	$0.53	$1,855,000	$2,133,250
Proceeds before expenses	$16.89	$16.89	$59,115,000	$67,982,250

We estimate that the total expenses of this offering, including registration, filing and listing fees, printing fees and legal and accounting expenses, but excluding the underwriting discounts and commissions, will be approximately $350,000, or approximately $0.10 per share excluding the underwriters’ option to purchase additional shares of our common stock and approximately $0.09 per share including the underwriters’ option to purchase additional shares of our common stock. All of these offering expenses will be borne indirectly by investors in this offering and, therefore, immediately reduce the net asset value of each investor’s shares. The underwriters will reimburse us for certain other expenses related to this offering.

Lock-Up Agreements

During the period from the date of this prospectus supplement continuing through the date 45 days after the date of this prospectus supplement, we, GC Advisors, the Administrator, our officers and directors, and Golub Capital and certain of its affiliates have agreed with the representatives of the underwriters, subject to certain exceptions, not to:

(1)	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of our common stock or any securities convertible into or exercisable or exchangeable for common stock, whether now owned or hereafter acquired, or
(2)	enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any common stock or any securities convertible into or exercisable or exchangeable for any common stock.

Moreover, if (1) during the last 17 days of such 45-day restricted period, we issue an earnings release or material news or a material event relating to us occurs or (2) prior to the expiration of such 45-day restricted period, we announce that we will release earnings results or become aware that material news or a material event will occur during the 16-day period beginning on the last day of such 45-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the occurrence of the material news or material event, as the case may be, unless the representatives of the underwriters waive, in writing, such extension.

In addition, during the period from the date of this prospectus supplement continuing through the date 45 days after the date of this prospectus supplement, we have agreed with the representatives of the underwriters not to file or cause the filing of any registration statement under the Securities Act with respect to any common stock or other capital stock or any securities convertible into or exercisable or exchangeable for our capital stock or our common stock.

Price Stabilizations and Short Positions

In connection with this offering, the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve sales by the underwriters of common stock in excess of the number of securities required to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of securities made in an amount up to the number of securities represented by the underwriters’ option to purchase up to 525,000 shares of our common stock. Transactions to close out the covered syndicate short involve either purchases of such securities in the open market after the distribution has been completed or the exercise of the underwriters’ option to purchase additional shares of our common stock. In determining the source of securities to close out the covered syndicate short position, the underwriters may consider the price of securities available for purchase in the open market as compared to the price at which they may purchase securities through the option. The underwriters may also make “naked”

short sales, or sales in excess of the option. The underwriters must close out any naked short position by purchasing securities in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the securities in the open market after pricing that could adversely affect investors who purchase in this offering. Stabilizing transactions consist of bids for or purchases of securities in the open market while this offering is in progress for the purpose of fixing or maintaining the price of the securities.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from an underwriter or syndicate member when the underwriters repurchase securities originally sold by that underwriter or syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of raising or maintaining the market price of the securities or preventing or retarding a decline in the market price of the securities. As a result, the price of the securities may be higher than the price that might otherwise exist in the open market. The underwriters may conduct these transactions on the NASDAQ Global Select Market or otherwise. Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our securities. In addition, neither we nor any of the underwriters makes any representation that the underwriters will engage in these transactions. If the underwriters commence any of these transactions, they may discontinue them at any time.

In connection with this offering, the underwriters may engage in passive market making transactions in our securities on the NASDAQ Global Select Market in accordance with Rule 103 of Regulation M under the Exchange Act during a period before the commencement of offers or sales of securities and extending through the completion of distribution. A passive market maker must display its bid at a price not in excess of the highest independent bid of that security. However, if all independent bids are lowered below the passive market maker’s bid, that bid must then be lowered when specified purchase limits are exceeded. Passive market making may cause the price of our common stock to be higher than the price that otherwise would exist in the open market in the absence of those transactions. The underwriters are not required to engage in passive market making and may end passive market making activities at any time.

Electronic Delivery

The underwriters may make this prospectus supplement and accompanying prospectus available in an electronic format. The prospectus supplement and accompanying prospectus in electronic format may be made available on a website maintained by any of the underwriters, and the underwriters may distribute such documents electronically. The underwriters may agree with us to allocate a limited number of securities for sale to their online brokerage customers. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations.

Additional Relationships

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services.

Certain of the underwriters and their respective affiliates have from time to time performed and may in the future perform various commercial banking, financial advisory and investment banking services for us and our affiliates for which they have received or will receive customary compensation. UBS Securities LLC acts as sales agent and/or principal under an “At the Market” program. In addition, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, affiliates of Keefe, Bruyette & Woods, Inc. and Raymond James acted as underwriters in our initial public offering, which was completed in April 2010 and/or our subsequent public offerings, which were completed in April 2011, February 2012, October 2012, January 2013, May 2013, September 2013 and March 2014, and received customary underwriting discounts and commissions. Wells Fargo Securities, LLC also served as initial purchaser for the Class A 2010 Notes and the Class B 2010 Notes sold in the 2010 Debt Securitization and the amendment to the 2010 Debt Securitization for which it received structuring and placement fees of $1.74 million and

$0.75 million, respectively, with respect to the Class A 2010 Notes and a structuring fee of $50,000 and $0, respectively, with respect to the Class B 2010 Notes. Wells Fargo Securities, LLC also served as initial purchaser for the Class A 2014 Notes and the Class B 2014 Notes sold in the 2014 Debt Securitization for which it received structuring and placement fees of $1.8 million. Additionally, on July 21, 2011, Funding, our wholly owned subsidiary, entered into the Credit Facility with Wells Fargo Securities, LLC, as administrative agent, and Wells Fargo Bank, N.A., as lender, collateral agent, account bank and collateral custodian. We may use a portion of the net proceeds from this offering to repay amounts outstanding under the Credit Facility, and Wells Fargo Securities, LLC and its affiliates may receive a part of such proceeds by reason of repayment of certain amounts outstanding under the Credit Facility. Additionally, an affiliate of Raymond James & Associates, Inc. is a lender under our Credit Facility and may receive a part of the net proceeds of this offering by reason of repayment of certain amounts outstanding under the Credit Facility. On June 5, 2013, Wells Fargo Bank, N.A. entered into a custodial agreement with SLF to act as custodian for assets of SLF. Senior Loan Fund II, a wholly owned subsidiary of SLF entered into a senior secured revolving credit facility with Wells Fargo Securities, LLC, as the administrative agent, and Wells Fargo Bank, N.A., as lender, collateral agent, account bank and collateral custodian. Golub Capital Employee Grant Program Rabbi Trust, a trust organized for the purpose of awarding equity incentive compensation to employees of Golub Capital, purchased an aggregate of $3.0 million, $1.0 million and $1.2 million of shares in our October 2012 offering, our January 2013 offering and our September 2013 offering at a price per share of $15.58, $15.87 and $16.95, respectively, and purchased $1.0 million of shares in February 2014 in a block trade at a price of $18.40 per share. An affiliate of Wells Fargo Securities, LLC serves as trustee of Golub Capital Employee Grant Program Rabbi Trust and receives customary fees in connection with its role as trustee.

In addition the underwriters or their affiliates may execute transactions with or on behalf of Golub Capital. The underwriters or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to Golub Capital. The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to Golub Capital or any of the portfolio companies.

We may purchase securities of third parties from the underwriters or their affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if, among other things, we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

After the date of this prospectus supplement, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriters and their affiliates in the ordinary course of its business and not in connection with the offering of the common stock. In addition, after the offering period for the sale of our common stock, the underwriters or their affiliates may develop analyses or opinions related to Golub Capital or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding Golub Capital to our stockholders.

The principal business addresses of the underwriters are: Wells Fargo Securities, LLC, 550 South Tryon Street, Charlotte, North Carolina 28299; Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036; and UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10019.

Sales Outside the United States

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of our common stock, or the possession, circulation or distribution of this prospectus supplement or accompanying prospectus or any other material relating to us or the common stock in any jurisdiction where action for that purpose is required. Accordingly, our common stock may not be offered or sold, directly or indirectly, and none of this prospectus supplement, the accompanying prospectus or any other offering material or advertisements in connection with our common stock may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.

Each of the underwriters may arrange to sell our common stock offered hereby in certain jurisdictions outside the United States, either directly or through affiliates, where it is permitted to do so.

Notice to Prospective Investors in Australia

No placement document, prospectus, product disclosure statement or other disclosure document has been lodged with the Australian Securities and Investments Commission (“ASIC”), in relation to the offering. This prospectus does not constitute a prospectus, product disclosure statement or other disclosure document under the Corporations Act 2001 (the “Corporations Act”), and does not purport to include the information required for a prospectus, product disclosure statement or other disclosure document under the Corporations Act.

Any offer in Australia of the shares may only be made to persons (the “Exempt Investors”) who are “sophisticated investors” (within the meaning of section 708(8) of the Corporations Act), “professional investors” (within the meaning of section 708(11) of the Corporations Act), or otherwise pursuant to one or more exemptions contained in section 708 of the Corporations Act so that it is lawful to offer the shares without disclosure to investors under Chapter 6D of the Corporations Act.

The shares applied for by Exempt Investors in Australia must not be offered for sale in Australia in the period of twelve months after the date of allotment under the offering, except in circumstances where disclosure to investors under Chapter 6D of the Corporations Act would not be required pursuant to an exemption under section 708 of the Corporations Act or otherwise or where the offer is pursuant to a disclosure document which complies with Chapter 6D of the Corporations Act. Any person acquiring shares must observe such Australian on-sale restrictions.

This prospectus contains general information only and does not take account of the investment objectives, financial situation or particular needs of any particular person. It does not contain any securities recommendations or financial product advice. Before making an investment decision, investors need to consider whether the information in this prospectus is appropriate to their needs, objectives and circumstances, and, if necessary, seek expert advice on those matters.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus supplement will be passed upon for us by Dechert LLP, Washington, D.C. Dechert LLP has from time to time represented GC Advisors and the underwriters on unrelated matters. Certain legal matters in connection with the securities offered hereby will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements and the effectiveness of internal control over financial reporting appearing in this prospectus supplement and the registration statement have been audited by McGladrey LLP, an independent registered public accounting firm located at One South Wacker Drive, Suite 800, Chicago, IL 60606, as stated in their reports appearing elsewhere herein, and are included in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus supplement and the accompanying prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. We maintain a website at www.golubcapitalbdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus supplement and the accompanying prospectus, and you should not consider information on our website to be part of this prospectus supplement and the accompanying prospectus. You may also obtain such information by contacting us in writing at 150 South Wacker Drive, Suite 800, Chicago, IL 60606, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Financial Condition
(In thousands, except share and per share data)

	December 31, 2014	September 30, 2014
	(unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$1,357,614	$1,309,701
Non-controlled affiliate company investments	3,407	3,080
Controlled affiliate company investments	39,705	34,831
Total investments, at fair value (cost of $1,391,805 and $1,337,580, respectively)	1,400,726	1,347,612
Cash and cash equivalents	5,740	5,135
Restricted cash and cash equivalents	35,686	74,808
Interest receivable	6,185	5,791
Deferred financing costs	9,436	9,515
Receivable from investments sold	2,232	—
Other assets	578	527
Total Assets	$1,460,583	$1,443,388
Liabilities
Debt	$714,650	$697,150
Secured borrowings, at fair value (proceeds of $376 and $384, respectively)	380	389
Interest payable	4,455	3,196
Management and incentive fees payable	5,853	8,451
Accounts payable and accrued expenses	1,468	1,397
Accrued trustee fees	59	66
Total Liabilities	726,865	710,649
Commitments and contingencies (Note 8)
Net Assets
Preferred stock, par value $0.001 per share, 1,000,000 shares authorized, zero shares issued and outstanding as of December 31, 2014 and September 30, 2014	—	—
Common stock, par value $0.001 per share, 100,000,000 shares authorized, 47,171,518 and 47,119,498 shares issued and outstanding as of December 31, 2014 and September 30, 2014, respectively	47	47
Paid in capital in excess of par	721,364	720,479
Undistributed net investment income	3,106	3,627
Net unrealized appreciation (depreciation) on investments and secured borrowings	11,583	12,694
Net realized gain (loss) on investments	(2,382)	(4,108)
Total Net Assets	733,718	732,739
Total Liabilities and Total Net Assets	$1,460,583	$1,443,388
Number of common shares outstanding	47,171,518	47,119,498
Net asset value per common share	$15.55	$15.55

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Operations (unaudited)
(In thousands, except share and per share data)

	Three months ended December 31,
	2014	2013
Investment income
From non-controlled/non-affiliate company investments:
Interest income	$26,769	$24,157
Dividend income	18	16
Fee income	208	829
Total investment income from non-controlled/non-affiliate company investments	26,995	25,002
From non-controlled affiliate company investments:
Interest income	—	225
Fee income	—	171
Total investment income from non-controlled affiliate company investments	—	396
From controlled affiliate company investments:
Interest income	550	181
Total investment income from controlled affiliate company investments	550	181
Total investment income	27,545	25,579
Expenses
Interest and other debt financing expenses	5,694	4,092
Base management fee	4,821	3,824
Incentive fee	1,071	3,032
Professional fees	629	658
Administrative service fee	607	582
General and administrative expenses	166	131
Total expenses	12,988	12,319
Net investment income	14,557	13,260
Net gain (loss) on investments and secured borrowings
Net realized gains (losses):
Non-controlled/non-affiliate company investments	1,726	(4,994)
Net realized gains (losses):	1,726	(4,994)
Net unrealized appreciation (depreciation):
Non-controlled/non-affiliate company investments	(1,412)	6,133
Non-controlled affiliate company investments	327	274
Controlled affiliate company investments	(26)	240
Net unrealized appreciation (depreciation)	(1,111)	6,647
Net change in unrealized depreciation (appreciation) on secured borrowings	—	(76)
Net gain (loss) on investments and secured borrowings	615	1,577
Net increase in net assets resulting from operations	$15,172	$14,837
Per Common Share Data
Basic and diluted earnings per common share	$0.32	$0.34
Dividends and distributions declared per common share	$0.32	$0.32
Basic and diluted weighted average common shares outstanding	47,121,194	43,285,250

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets (unaudited)
(In thousands, except share data)

	Common Stock		Paid in Capital in Excess of Par	Undistributed Net Investment Income	Net Unrealized Appreciation (Depreciation) on Investments and Secured Borrowings	Net Realized Gain (Loss) on Investments	Total Net Assets
	Shares	Par Amount
Balance at September 30, 2013	43,282,932	$43	$652,669	$2,725	$9,225	$(6,426)	$658,236
Issuance of common stock, net of offering and underwriting costs	—	—	—	—	—	—	—
Net increase in net assets resulting from operations	—	—	—	13,260	6,571	(4,994)	14,837
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	42,643	—	758	—	—	—	758
Dividends and distributions	—	—	—	(13,850)	—	—	(13,850)
Balance at December 31, 2013	43,325,575	$43	$653,427	$2,135	$15,796	$(11,420)	$659,981
Balance at September 30, 2014	47,119,498	$47	$720,479	$3,627	$12,694	$(4,108)	$732,739
Issuance of common stock, net of offering and underwriting costs	—	—	—	—	—	—	—
Net increase in net assets resulting from operations	—	—	—	14,557	(1,111)	1,726	15,172
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	52,020	—	885	—	—	—	885
Dividends and distributions	—	—	—	(15,078)	—	—	(15,078)
Balance at December 31, 2014	47,171,518	$47	$721,364	$3,106	$11,583	$(2,382)	$733,718

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Cash Flows (unaudited)
(In thousands)

	Three Months Ended December 31,
	2014	2013
Cash flows from operating activities
Net increase in net assets resulting from operations	$15,172	$14,837
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities
Amortization of deferred financing costs	1,047	439
Accretion of discounts and amortization of premiums	(1,670)	(1,865)
Net realized (gain) loss on investments	(1,726)	4,994
Net change in unrealized (appreciation) depreciation on investments	1,111	(6,647)
Net change in unrealized appreciation (depreciation) on secured borrowings	—	76
Proceeds from (fundings of) revolving loans, net	90	277
Fundings of investments	(131,470)	(256,213)
Proceeds from principal payments and sales of portfolio investments	80,941	103,570
PIK interest	(390)	653
Changes in operating assets and liabilities:
Interest receivable	(394)	138
Receivable for investments sold	(2,232)	—
Other assets	(51)	73
Interest payable	1,259	1,882
Management and incentive fees payable	(2,598)	1,172
Payable for investments purchased	—	(2,020)
Accounts payable and accrued expenses	71	(265)
Accrued trustee fees	(7)	—
Net cash (used in) provided by operating activities	(40,847)	(138,899)
Cash flows from investing activities
Net change in restricted cash and cash equivalents	39,122	(1,384)
Net cash (used in) provided by investing activities	39,122	(1,384)
Cash flows from financing activities
Borrowings on debt	33,550	215,350
Repayments of debt	(16,050)	(50,250)
Capitalized debt financing costs	(968)	(1,581)
Proceeds from secured borrowings	—	16,448
Repayments on secured borrowings	(9)	(11,010)
Dividends and distributions paid	(14,193)	(13,092)
Net cash (used in) provided by financing activities	2,330	155,865
Net change in cash and cash equivalents	605	15,582
Cash and cash equivalents, beginning of period	5,135	16,309
Cash and cash equivalents, end of period	$5,740	$31,891
Supplemental information:
Cash paid during the period for interest	$3,383	$1,592
Dividends and distributions declared during the period	15,078	13,850

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited)
December 31, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
Investments
United States
Debt investments
Aerospace and Defense
ILC Dover, LP	One stop	P + 4.50%	7.75%	03/2019	$600	$593	0.1%	$564
ILC Dover, LPˆ	One stop	L + 5.50%	6.50%	03/2020	18,477	18,357	2.4	17,923
ILC Industries, Inc.(3)	One stop	L + 4.75%	N/A (4)	07/2020	—	(31)	—	—
ILC Industries, Inc.*ˆ	One stop	L + 4.75%	5.75%	07/2020	28,331	28,069	3.8	28,331
NTS Technical Systems(3)	One stop	L + 5.50%	N/A (4)	11/2018	—	(30)	—	—
NTS Technical Systems*ˆ	One stop	L + 5.50%	6.75%	11/2018	18,823	18,540	2.6	18,823
NTS Technical Systems(3)	One stop	L + 5.50%	N/A (4)	11/2018	—	(63)	—	—
Tresys Technology Holdings, Inc.	One stop	L + 6.75%	8.00%	12/2017	188	182	—	188
Tresys Technology Holdings, Inc.	One stop	L + 6.75%	8.00%	12/2017	3,899	3,841	0.3	1,950
Whitcraft LLC	Subordinated debt	N/A	12.00%	12/2018	1,877	1,858	0.3	1,877
					72,195	71,316	9.5	69,656
Automobile
American Driveline Systems, Inc.	Senior loan	L + 5.50%	7.17%	01/2016	306	303	—	267
American Driveline Systems, Inc.*	Senior loan	L + 5.50%	7.00%	01/2016	2,790	2,771	0.3	2,511
K&N Engineering, Inc.(3)	Senior loan	L + 4.25%	N/A (4)	07/2019	—	(4)	—	—
K&N Engineering, Inc.ˆ	Senior loan	L + 4.25%	5.25%	07/2019	2,905	2,855	0.4	2,905
K&N Engineering, Inc.(3)	Senior loan	L + 4.25%	N/A (4)	07/2019	—	(18)	—	—
Take 5 Oil Change, L.L.C.(3)	Senior loan	L + 5.25%	N/A (4)	07/2018	—	(7)	—	—
Take 5 Oil Change, L.L.C.ˆ	Senior loan	L + 5.25%	6.25%	07/2018	4,860	4,831	0.7	4,860
					10,861	10,731	1.4	10,543
Banking
HedgeServ Holding L.P.ˆ	One stop	L + 8.25%	5.25% cash/4.00% PIK	02/2019	17,416	17,277	2.4	17,416
HedgeServ Holding L.P.(3)	One stop	L + 4.25%	N/A (4)	02/2019	—	(8)	—	—
Prommis Fin Co.(6)	Senior loan	P + 10.00%	13.25%	06/2015	82	81	—	2
Prommis Fin Co.*(6)	Senior loan	N/A	2.25% cash/11.5% PIK	06/2015	119	119	—	3
					17,617	17,469	2.4	17,421
Beverage, Food and Tobacco
ABP Corporation	Senior loan	P + 3.50%	7.25%	09/2018	209	203	—	209
ABP Corporation*	Senior loan	L + 4.75%	6.00%	09/2018	4,783	4,719	0.7	4,783
ARG IH Corporation (Arby’s)ˆ	Senior loan	L + 3.75%	4.75%	11/2020	2,331	2,306	0.3	2,328
Atkins Nutritionals, Inc*ˆ	One stop	L + 5.00%	6.25%	01/2019	23,873	23,695	3.2	23,574
Atkins Nutritionals, Inc*	One stop	L + 8.50%	9.75%	04/2019	21,636	21,343	2.9	21,527
C. J. Foods, Inc.(3)	One stop	L + 5.50%	N/A (4)	05/2019	—	(9)	—	—
C. J. Foods, Inc.(3)	One stop	L + 5.50%	N/A (4)	05/2019	—	(12)	—	—

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (Continued)
December 31, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
C. J. Foods, Inc.	One stop	L + 5.50%	6.50%	05/2019	$3,216	$3,174	0.4%	$3,216
Candy Intermediate Holdings, Inc. (Ferrara Candy)ˆ	Senior loan	L + 6.25%	7.50%	06/2018	4,875	4,775	0.6	4,717
Diversified Foodservice Supply, Inc.(3)	Senior loan	L + 4.50%	N/A (4)	12/2018	—	(3)	—	—
Diversified Foodservice Supply, Inc.*	Senior loan	L + 4.50%	5.75%	12/2018	4,556	4,520	0.6	4,556
Firebirds International, LLC(3)	One stop	L + 6.25%	N/A (4)	05/2018	—	(2)	—	—
Firebirds International, LLC*	One stop	L + 6.25%	7.50%	05/2018	1,090	1,077	0.2	1,090
Firebirds International, LLC	One stop	L + 6.25%	7.50%	05/2018	304	299	—	304
Firebirds International, LLC(3)	One stop	L + 6.25%	N/A (4)	05/2018	—	(4)	—	—
First Watch Restaurants, Inc.(3)	One stop	L + 7.50%	N/A (4)	12/2018	—	(22)	—	—
First Watch Restaurants, Inc.*ˆ	One stop	L + 7.50%	8.75%	12/2018	14,327	14,174	2.0	14,327
First Watch Restaurants, Inc.ˆ	One stop	L + 7.50%	8.75%	12/2018	1,748	1,743	0.2	1,748
IT’SUGAR LLC	Senior loan	L + 7.50%	9.00%	04/2018	7,547	7,445	1.0	7,547
IT’SUGAR LLC	Subordinated debt	N/A	5.00%	10/2017	1,707	1,707	0.3	1,847
Julio & Sons Company	One stop	L + 5.50%	6.50%	09/2017	426	417	0.1	426
Julio & Sons Company*	One stop	L + 5.50%	6.50%	09/2017	6,960	6,903	0.9	6,960
Julio & Sons Company(3)	One stop	L + 5.50%	N/A (4)	09/2017	—	(31)	—	—
Northern Brewer, LLC	One stop	P + 9.25%	8.50% cash/4.00% PIK	02/2018	683	672	0.1	475
Northern Brewer, LLC	One stop	P + 9.25%	8.50% cash/4.00% PIK	02/2018	6,386	6,272	0.6	4,470
Tate’s Bake Shop, Inc.(3)	Senior loan	L + 4.75%	N/A (4)	08/2019	—	(4)	—	—
Tate’s Bake Shop, Inc.ˆ	Senior loan	L + 4.75%	5.75%	08/2019	3,000	2,972	0.4	3,000
Tate’s Bake Shop, Inc.(3)	Senior loan	L + 4.75%	N/A (4)	08/2019	—	(5)	—	—
Uinta Brewing Company(3)	One stop	L + 6.00%	N/A (4)	08/2019	—	(7)	—	—
Uinta Brewing Companyˆ	One stop	L + 6.00%	7.00%	08/2019	3,228	3,198	0.5	3,228
					112,885	111,515	15.0	110,332
Building and Real Estate
Accruent, LLC*	One stop	L + 6.25%	7.28%	11/2019	4,757	4,710	0.6	4,709
Brooks Equipment Company, LLC(3)	One stop	L + 5.75%	N/A (4)	08/2020	—	(19)	—	—
Brooks Equipment Company, LLC*ˆ	One stop	L + 5.75%	6.75%	08/2020	26,776	26,401	3.7	26,776
ITEL Laboratories, Inc.(3)	Senior loan	L + 4.75%	N/A (4)	06/2018	—	(1)	—	—

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (Continued)
December 31, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
ITEL Laboratories, Inc.*	Senior loan	L + 4.75%	6.00%	06/2018	$754	$747	0.1%	$754
					32,287	31,838	4.4	32,239
Cargo Transport
RP Crown Parent (RedPrairie Corp)*	Senior loan	L + 5.00%	6.00%	12/2018	1,965	1,939	0.3	1,836
Containers, Packaging and Glass
Fort Dearborn Company*	Senior loan	P + 3.25%	5.90%	10/2017	7	6	—	7
Fort Dearborn Company*ˆ	Senior loan	L + 4.25%	5.25%	10/2017	498	496	0.1	498
Fort Dearborn Company*	Senior loan	P + 3.75%	6.45%	10/2018	24	24	—	24
Fort Dearborn Company*ˆ	Senior loan	L + 4.75%	5.75%	10/2018	2,174	2,163	0.3	2,174
Packaging Coordinators, Inc.*ˆ	Senior loan	L + 4.25%	5.25%	08/2021	14,962	14,820	2.0	14,514
Packaging Coordinators, Inc.	Second Lien	L + 8.00%	9.00%	08/2022	10,000	9,904	1.3	9,750
					27,665	27,413	3.7	26,967
Diversified Conglomerate Manufacturing
Chase Industries, Inc.*ˆ	One stop	L + 5.75%	6.75%	09/2020	21,038	20,838	2.9	21,038
Chase Industries, Inc.(3)	One stop	L + 5.75%	N/A (4)	09/2020	—	(21)	—	—
Chase Industries, Inc.(3)	One stop	L + 5.75%	N/A (4)	09/2020	—	(46)	—	—
ICCN Acquisition Corp.(3)	One stop	L + 5.25%	N/A (4)	03/2019	—	(4)	—	—
ICCN Acquisition Corp.ˆ	One stop	L + 5.25%	6.25%	03/2019	3,988	3,929	0.5	3,988
ICCN Acquisition Corp.(3)	One stop	L + 5.25%	N/A (4)	03/2019	—	(13)	—	—
Metal Spinners, Inc.*	Senior loan	L + 7.50%	9.00%	04/2015	1,280	1,277	0.2	1,280
Metal Spinners, Inc.*	Senior loan	L + 7.50%	9.00%	04/2015	2,499	2,493	0.3	2,499
Onicon Incorporated(3)	One stop	L + 4.50%	N/A (4)	12/2017	—	(10)	—	(12)
Onicon Incorporated*	One stop	L + 4.50%	5.84%	12/2017	3,328	3,286	0.4	3,279
Onicon Incorporated	One stop	P + 3.50%	5.84%	12/2017	1,237	1,221	0.2	1,218
Pasternack Enterprises, Inc.*	Senior loan	L + 5.00%	6.25%	12/2017	1,079	1,073	0.1	1,079
Plex Systems, Inc.(3)	One stop	L + 7.50%	N/A (4)	06/2018	—	(26)	—	—
Plex Systems, Inc.*ˆ	One stop	L + 7.50%	8.75%	06/2018	18,797	18,415	2.6	18,797
Sunless Merger Sub, Inc.(3)	Senior loan	L + 5.25%	N/A (4)	07/2016	—	(1)	—	(22)
Sunless Merger Sub, Inc.*	Senior loan	L + 5.25%	6.50%	07/2016	1,786	1,779	0.2	1,340
TIDI Products, LLC(3)	One stop	L + 6.50%	N/A (4)	07/2017	—	(10)	—	—
TIDI Products, LLC*ˆ	One stop	L + 6.50%	7.75%	07/2018	16,677	16,463	2.3	16,677
Vintage Parts, Inc.*	One stop	L + 4.50%	5.75%	12/2015	3,924	3,902	0.5	3,924

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (Continued)
December 31, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
Vintage Parts, Inc.*	One stop	L + 4.50%	5.75%	12/2015	$54	$54	—%	$54
Vintage Parts, Inc.*	One stop	L + 4.50%	5.75%	12/2015	820	823	0.1	820
					76,507	75,422	10.3	75,959
Diversified Conglomerate Service
Accellos, Inc.(3)	One stop	L + 5.75%	N/A (4)	07/2020	—	(19)	—	—
Accellos, Inc.ˆ	One stop	L + 5.75%	6.76%	07/2020	31,035	30,679	4.2	31,035
Aderant North America, Inc.*	Senior loan	L + 4.25%	5.25%	12/2018	4,220	4,192	0.6	4,220
Agility Recovery Solutions Inc.(3)	One stop	L + 6.75%	N/A (4)	09/2018	—	(5)	—	—
Agility Recovery Solutions Inc.*	One stop	L + 6.75%	8.00%	09/2018	8,076	7,952	1.1	8,076
Bomgar Corporation(3)	One stop	L + 6.00%	N/A (4)	05/2019	—	(17)	—	—
Bomgar Corporation*	One stop	L + 6.00%	7.00%	05/2020	29,350	28,886	4.0	29,350
Daxko, LLC(3)	One stop	L + 7.75%	N/A (4)	03/2019	—	(22)	—	—
Daxko, LLC	One stop	L + 7.75%	8.75%	03/2019	16,840	16,579	2.3	16,840
DISA Holdings Acquisition Subsidiary Corp.	Senior loan	P + 3.50%	6.75%	12/2020	138	127	—	127
DISA Holdings Acquisition Subsidiary Corp.ˆ	Senior loan	P + 3.50%	6.75%	12/2020	4,637	4,592	0.6	4,591
Integration Appliance, Inc.	One stop	L + 8.25%	9.50%	09/2018	719	711	0.1	719
Integration Appliance, Inc.	One stop	L + 8.25%	9.50%	09/2018	5,396	5,295	0.7	5,396
Integration Appliance, Inc.	One stop	L + 8.25%	9.50%	06/2019	7,914	7,737	1.1	7,914
Marathon Data Operating Co., LLC(3)	One stop	L + 6.25%	N/A (4)	08/2017	—	(6)	—	—
Marathon Data Operating Co., LLC	One stop	L + 6.25%	7.50%	08/2017	4,584	4,523	0.6	4,584
NetSmart Technologies, Inc.*	One stop	L + 7.52%	8.77%	12/2017	8,014	7,964	1.1	8,014
NetSmart Technologies, Inc.	One stop	L + 7.48%	8.73%	12/2017	633	629	0.1	633
PC Helps Support, LLC(3)	Senior loan	L + 5.25%	N/A (4)	09/2017	—	(2)	—	—
PC Helps Support, LLC	Senior loan	L + 5.00%	6.28%	09/2017	1,674	1,661	0.2	1,674
Secure-24, LLC(3)	One stop	L + 6.00%	N/A (4)	08/2017	—	(4)	—	—
Secure-24, LLC*	One stop	L + 6.00%	7.25%	08/2017	10,406	10,239	1.4	10,406
Secure-24, LLCˆ	One stop	L + 6.00%	7.25%	08/2017	1,522	1,505	0.2	1,522
SoftWriters, Inc.(3)	One stop	L + 4.75%	N/A (4)	05/2019	—	(2)	—	(5)
SoftWriters, Inc.(3)	One stop	L + 4.75%	N/A (4)	05/2019	—	(3)	—	(9)
SoftWriters, Inc.	One stop	L + 4.75%	5.75%	05/2019	6,395	6,372	0.9	6,331
Source Medical Solutions, Inc.	Second Lien	L + 8.00%	9.00%	03/2018	9,294	9,157	1.2	9,015
Vendavo, Inc.(3)	One stop	L + 8.50%	N/A (4)	10/2019	—	(15)	—	(16)
Vendavo, Inc.	One stop	L + 8.50%	9.50%	10/2019	15,501	15,167	2.1	15,308
					166,348	163,872	22.5	165,725

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (Continued)
December 31, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
Electronics
Appriss Holdings, Inc.(3)	Senior loan	L + 4.75%	5.75%	11/2020	$36	$(7)	—%	$7
Appriss Holdings, Inc.*	Senior loan	L + 4.75%	5.75%	11/2020	18,190	17,922	2.5	18,008
ECI Acquisition Holdings, Inc.(3)	One stop	L + 6.25%	N/A (4)	03/2019	—	(16)	—	—
ECI Acquisition Holdings, Inc.ˆ	One stop	L + 6.25%	8.00%	03/2019	22,159	21,810	3.0	22,159
ECI Acquisition Holdings, Inc.(3)	One stop	L + 6.25%	N/A (4)	03/2019	—	(75)	—	—
Rogue Wave Holdings, Inc.*ˆ	One stop	L + 9.04%	10.04%	12/2018	10,481	10,374	1.4	10,481
Sloan Company, Inc., The(3)	One stop	L + 7.50%	N/A (4)	10/2018	—	(13)	—	—
Sloan Company, Inc., The*ˆ	One stop	L + 7.50%	8.75%	10/2018	12,943	12,820	1.8	12,943
Sparta Holding Corporation(3)	One stop	L + 5.25%	N/A (4)	07/2020	—	(35)	—	—
Sparta Holding Corporation*ˆ	One stop	L + 6.75%	6.25% cash/1.50% PIK	07/2020	23,299	23,031	3.2	23,299
Syncsort Incorporated(3)	Senior loan	L + 4.75%	N/A (4)	03/2019	—	(3)	—	—
Syncsort Incorporated(3)	Senior loan	L + 4.75%	N/A (4)	03/2019	—	(12)	—	—
Syncsort Incorporated*	Senior loan	L + 4.75%	5.75%	03/2019	6,127	6,076	0.8	6,127
Systems Maintenance Services Holding, Inc.ˆ	Senior loan	L + 4.00%	5.00%	10/2019	2,643	2,633	0.4	2,643
Taxware, LLC*ˆ	Second Lien	L + 8.38%	9.38%	10/2019	19,979	19,694	2.7	19,979
Watchfire Enterprises, Inc.	Second Lien	L + 8.00%	9.00%	10/2021	9,435	9,276	1.3	9,435
					125,292	123,475	17.1	125,081
Finance
Ascensus, Inc.(3)	One stop	L + 4.00%	N/A (4)	11/2018	—	(15)	—	—
Ascensus, Inc.ˆ	One stop	L + 4.00%	5.00%	12/2019	4,182	4,113	0.6	4,182
Ascensus, Inc.ˆ	One stop	L + 8.00%	9.00%	12/2020	6,337	6,149	0.9	6,337
Pillar Processing LLC*(6)	Senior loan	L + 5.50%	5.73%	11/2018	447	445	—	—
Pillar Processing LLC*(6)	Senior loan	N/A	14.50%	05/2019	2,377	2,368	—	—
					13,343	13,060	1.5	10,519
Grocery
MyWebGrocer, Inc.(3)	One stop	L + 8.75%	N/A (4)	05/2018	—	(15)	—	—
MyWebGrocer, Inc.ˆ	One stop	L + 8.75%	6.00% cash/4.00% PIK	05/2018	14,271	14,072	1.9	14,271
Teasdale Quality Foods, Inc.*	Senior loan	L + 4.25%	5.25%	10/2020	4,686	4,595	0.6	4,593
					18,957	18,652	2.5	18,864
Healthcare, Education and Childcare
Advanced Pain Management Holdings, Inc.(3)	Senior loan	L + 5.00%	N/A (4)	02/2018	—	(7)	—	—
Advanced Pain Management Holdings, Inc.*	Senior loan	L + 5.00%	6.25%	02/2018	7,084	7,039	1.0	7,084

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (Continued)
December 31, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
Advanced Pain Management Holdings, Inc.	Senior loan	L + 5.00%	6.25%	02/2018	$485	$480	0.1%	$485
Agilitas USA, Inc.ˆ	Senior loan	L + 4.00%	5.00%	10/2020	2,464	2,441	0.3	2,440
Avatar International, LLC(3)	One stop	L + 4.94%	N/A (4)	09/2016	—	(3)	—	—
Avatar International, LLC*	One stop	L + 7.89%	6.19% cash/2.95% PIK	09/2016	7,633	7,589	0.7	4,961
Avatar International, LLC	One stop	L + 7.89%	6.19% cash/2.95% PIK	09/2016	1,647	1,640	0.1	1,070
California Cryobank, LLC	One stop	P + 4.25%	7.50%	08/2019	86	84	—	86
California Cryobank, LLCˆ	One stop	L + 5.50%	6.50%	08/2019	1,550	1,536	0.2	1,550
California Cryobank, LLC	One stop	L + 5.50%	6.50%	08/2019	43	41	—	43
Certara L.P.	One stop	P + 5.00%	8.25%	12/2018	1,027	1,010	0.1	1,027
Certara L.P.*ˆ	One stop	L + 6.25%	7.25%	12/2018	26,760	26,446	3.6	26,760
CLP Healthcare Services, Inc.ˆ	Senior loan	L + 4.75%	5.75%	12/2020	4,451	4,406	0.6	4,429
CPI Buyer, LLC (Cole- Parmer)*ˆ	Senior loan	L + 4.50%	5.50%	08/2021	14,000	13,475	1.9	13,790
Data Innovations LLC	One stop	L + 7.74%	8.74%	05/2019	8,778	8,607	1.2	8,778
Delta Educational Systems*	Senior loan	P + 4.75%	8.00%	12/2016	1,646	1,629	0.2	1,580
Delta Educational Systems(3)	Senior loan	L + 6.00%	N/A (4)	12/2016	—	—	—	(3)
Encore Rehabilitation Services, LLC(3)	One stop	L + 6.00%	N/A (4)	06/2017	—	(8)	—	—
Encore Rehabilitation Services, LLC	One stop	L + 6.00%	7.25%	06/2017	4,936	4,870	0.7	4,936
G & H Wire Company, Inc.(3)	Senior loan	L + 5.75%	N/A (4)	12/2017	—	(6)	—	—
G & H Wire Company, Inc.*ˆ	Senior loan	L + 5.75%	6.75%	12/2017	12,870	12,746	1.8	12,870
Global Healthcare Exchange, LLC(3)	One stop	L + 7.50%	N/A (4)	03/2020	—	(22)	—	(38)
Global Healthcare Exchange, LLC*ˆ	One stop	L + 7.50%	8.50%	03/2020	37,161	36,314	5.0	36,604
GSDM Holdings Corp.	Senior loan	L + 4.25%	5.32%	06/2019	767	764	0.1	767
IntegraMed America, Inc.	One stop	L + 7.25%	8.50%	09/2017	406	396	0.1	406
IntegraMed America, Inc.*ˆ	One stop	L + 7.25%	8.50%	09/2017	15,095	14,906	2.1	15,095
Joerns Healthcare, LLC	One stop	L + 5.00%	6.00%	05/2020	9,770	9,682	1.3	9,660
Maverick Healthcare Group, LLC*	Senior loan	L + 5.50%	7.25%	12/2016	1,979	1,957	0.3	1,939

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (Continued)
December 31, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
Northwestern Management Services, LLC	Senior loan	P + 4.00%	7.25%	10/2017	$114	$105	—%	$114
Northwestern Management Services, LLC*	Senior loan	L + 5.25%	6.50%	10/2017	3,952	3,906	0.5	3,952
Northwestern Management Services, LLC	Senior loan	L + 5.25%	6.50%	10/2017	47	44	—	47
Onsite Holding Corp.(3)	One stop	L + 5.25%	N/A (4)	06/2020	—	(41)	—	—
Onsite Holding Corp.*ˆ	One stop	L + 5.25%	6.25%	06/2020	26,921	26,705	3.7	26,921
Paradigm Management Services, LLCˆ	Senior loan	L + 4.50%	5.51%	01/2019	2,740	2,720	0.4	2,740
Pentec Acquisition Sub, Inc.(3)	Senior loan	L + 5.25%	N/A (4)	05/2017	—	(2)	—	—
Pentec Acquisition Sub, Inc.*	Senior loan	L + 5.25%	6.50%	05/2018	1,705	1,685	0.2	1,705
Pyramid Healthcare, Inc.ˆ	One stop	P + 4.50%	7.75%	08/2019	254	249	—	254
Pyramid Healthcare, Inc.ˆ	One stop	L + 5.75%	6.75%	08/2019	7,588	7,527	1.0	7,588
Radiology Partners, Inc.(3)	One stop	L + 5.00%	N/A (4)	09/2020	—	(7)	—	—
Radiology Partners, Inc.*ˆ	One stop	L + 5.00%	6.00%	09/2020	17,166	16,906	2.3	17,166
Radiology Partners, Inc.(3)	One stop	L + 5.00%	N/A (4)	09/2020	—	(44)	—	—
Reliant Pro ReHab, LLC	Senior loan	P + 4.00%	7.25%	06/2017	119	112	—	119
Reliant Pro ReHab, LLC*	Senior loan	L + 5.00%	6.00%	06/2017	3,280	3,251	0.4	3,280
Renaissance Pharma (U.S.) Holdings Inc.	Senior loan	P + 3.00%	6.25%	05/2018	118	115	—	118
Renaissance Pharma (U.S.) Holdings Inc.*ˆ	Senior loan	L + 4.00%	5.00%	05/2018	4,006	3,959	0.5	4,006
Southern Anesthesia and Surgical(3)	One stop	L + 5.50%	N/A (4)	11/2017	—	(9)	—	—
Southern Anesthesia and Surgical	One stop	L + 5.50%	6.50%	11/2017	5,997	5,899	0.8	5,997
Southern Anesthesia and Surgical(3)	One stop	L + 5.50%	N/A (4)	11/2017	—	(37)	—	—
Spear Education, LLC(3)	One stop	L + 5.50%	N/A (4)	08/2019	—	(6)	—	—
Spear Education, LLC*ˆ	One stop	L + 5.50%	6.50%	08/2019	6,005	5,964	0.8	6,005
Spear Education, LLC	One stop	L + 5.50%	N/A (4)	08/2019	—	—	—	—
Surgical Information Systems, LLCˆ	Senior loan	L + 3.50%	4.50%	09/2018	2,018	2,014	0.3	2,018
U.S. Anesthesia Partners, Inc.	One stop	L + 5.00%	6.00%	12/2019	5,985	5,957	0.8	5,985
WIL Research Company, Inc.*	Senior loan	L + 4.50%	5.75%	02/2018	774	768	0.1	751
Young Innovations, Inc.(3)	Senior loan	L + 4.25%	N/A (4)	01/2018	—	(3)	—	—
Young Innovations, Inc.*ˆ	Senior loan	L + 4.25%	5.25%	01/2019	5,430	5,400	0.7	5,430
					254,857	251,149	33.9	250,515

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (Continued)
December 31, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
Home and Office Furnishings, Housewares, and Durable Consumer
Plano Molding Company, LLCˆ	Senior loan	L + 4.25%	5.25%	10/2018	$1,971	$1,960	0.3%	$1,971
WII Components, Inc.	Senior loan	L + 4.50%	N/A (4)	07/2018	—	—	—	—
WII Components, Inc.*	Senior loan	L + 4.50%	5.50%	07/2018	1,123	1,118	0.2	1,123
Zenith Products Corporation(6)	One stop	P + 3.75%	7.00%	09/2013	81	48	—	40
Zenith Products Corporation*(6)	One stop	P + 5.50%	8.75%	09/2013	4,376	3,926	0.3	2,188
					7,551	7,052	0.8	5,322
Insurance
Captive Resources Midco, LLC(3)	One stop	L + 5.00%	N/A (4)	01/2019	—	(15)	—	—
Captive Resources Midco, LLC*ˆ	One stop	L + 5.00%	6.50%	01/2019	19,603	19,437	2.7	19,603
					19,603	19,422	2.7	19,603
Investment Funds and Vehicles
Senior loan Fund LLC(7)(8)	Subordinated debt	L + 8.00%	8.16%	05/2020	28,871	28,871	3.9	28,871
Leisure, Amusement, Motion Pictures and Entertainment
Competitor Group, Inc.	One stop	P + 6.75%	9.76%	11/2018	884	874	0.1	760
Competitor Group, Inc.*	One stop	L + 9.25%	9.00% cash/1.50% PIK	11/2018	12,840	12,697	1.6	11,556
Octane Fitness, LLC(3)	One stop	L + 5.25%	N/A (4)	10/2018	—	(3)	—	—
Octane Fitness, LLC*	One stop	L + 5.25%	6.50%	10/2018	7,972	7,941	1.1	7,972
Pride Manufacturing Company, LLC*	Senior loan	L + 6.00%	7.75%	11/2015	452	450	0.1	452
Self Esteem Brands, LLC(3)	Senior loan	L + 4.00%	N/A (4)	02/2020	—	(4)	—	—
Self Esteem Brands, LLCˆ	Senior loan	L + 4.00%	5.00%	02/2020	7,299	7,260	1.0	7,299
Starplex Operating, L.L.C.	One stop	L + 7.00%	8.00%	12/2017	192	179	—	192
Starplex Operating, L.L.C.*ˆ	One stop	L + 7.00%	8.00%	12/2017	10,054	9,900	1.4	10,054
Titan Fitness, LLC(3)	One stop	L + 6.50%	N/A (4)	09/2019	—	(21)	—	—
Titan Fitness, LLC*	One stop	L + 6.50%	7.75%	09/2019	13,568	13,319	1.8	13,568
Titan Fitness, LLC(3)	One stop	L + 6.50%	N/A (4)	09/2019	—	(21)	—	—
					53,261	52,571	7.1	51,853
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.	One stop	P + 7.75%	11.00%	10/2017	273	265	—	273
Benetech, Inc.*	One stop	L + 9.00%	10.25%	10/2017	4,950	4,915	0.7	4,950
					5,223	5,180	0.7	5,223

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (Continued)
December 31, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
Oil and Gas
Drilling Info, Inc.(3)(5)	One stop	L + 5.00%	N/A (4)	06/2018	$—	$(1)	—%	$—
Drilling Info, Inc.(5) ˆ	One stop	L + 5.00%	6.00%	06/2018	1,307	1,299	0.2	1,307
Drilling Info, Inc.(3)(5)	One stop	L + 5.00%	N/A (4)	06/2018	—	(6)	—	—
					1,307	1,292	0.2	1,307
Personal and Non-Durable Consumer Products
C.B. Fleet Company, Incorporated(3)	Senior loan	L + 4.50%	N/A (4)	10/2020	—	(10)	—	(8)
C.B. Fleet Company, Incorporated(3)	Senior loan	L + 4.50%	N/A (4)	10/2020	—	(22)	—	(18)
C.B. Fleet Company, Incorporatedˆ	Senior loan	L + 4.50%	5.50%	10/2020	5,659	5,590	0.8	5,602
Massage Envy, LLC(3)	One stop	L + 7.25%	N/A (4)	09/2018	—	(12)	—	—
Massage Envy, LLC*	One stop	L + 7.25%	8.50%	09/2018	15,999	15,752	2.2	15,999
Rug Doctor LLC(3)	Senior loan	L + 5.25%	N/A (4)	12/2016	—	(8)	—	—
Rug Doctor LLC*	Senior loan	L + 5.25%	6.25%	12/2016	5,296	5,261	0.7	5,296
Team Technologies Acquisition Companyˆ	Senior loan	L + 5.00%	6.25%	12/2017	4,819	4,781	0.7	4,819
Team Technologies Acquisition Company	Senior loan	P + 3.75%	7.00%	12/2017	152	150	—	152
					31,925	31,482	4.4	31,842
Personal, Food and Miscellaneous Services
Affordable Care Inc.(3)	Senior loan	L + 4.50%	N/A (4)	12/2017	—	(2)	—	—
Affordable Care Inc.ˆ	Senior loan	L + 4.50%	5.50%	12/2018	4,006	3,973	0.5	4,006
Focus Brands Inc.ˆ	Second Lien	L + 9.00%	10.25%	08/2018	11,195	11,099	1.5	11,278
Ignite Restaurant Group, Inc (Joe’s Crab Shack)ˆ	One stop	L + 7.00%	8.00%	02/2019	6,155	6,070	0.8	6,155
PetVet Care Centers LLC(3)	Senior loan	L + 4.50%	N/A (4)	12/2019	—	(25)	—	(14)
PetVet Care Centers LLC(3)	Senior loan	L + 4.50%	N/A (4)	12/2020	—	(46)	—	(25)
PetVet Care Centers LLC*ˆ	Senior loan	L + 4.50%	5.50%	12/2020	11,941	11,719	1.6	11,821
R.G. Barry Corporation*	Senior loan	L + 5.00%	6.00%	09/2019	6,787	6,703	0.9	6,787
Vetcor Merger Sub LLC	One stop	L + 6.50%	7.75%	12/2017	472	467	0.1	472
Vetcor Merger Sub LLC*ˆ	One stop	L + 6.50%	7.75%	12/2017	5,825	5,786	0.8	5,825
Vetcor Merger Sub LLC(3)	One stop	L + 6.50%	N/A (4)	12/2017	—	(1)	—	—
Vetcor Merger Sub LLCˆ	One stop	L + 6.50%	7.75%	12/2017	370	370	0.1	370
Vetcor Merger Sub LLCˆ	One stop	L + 6.50%	7.75%	12/2017	571	571	0.1	571

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (Continued)
December 31, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
Vetcor Merger Sub LLCˆ	One stop	L + 6.50%	7.75%	12/2017	$382	$382	0.1%	$382
Vetcor Merger Sub LLC	One stop	L + 6.50%	7.75%	12/2017	646	646	0.1	646
Vetcor Merger Sub LLC	One stop	L + 6.50%	7.75%	12/2017	62	62	—	62
					48,412	47,774	6.6	48,336
Printing and Publishing
Market Track, LLC(3)	One stop	L + 6.00%	N/A (4)	10/2019	—	(17)	—	—
Market Track, LLC*ˆ	One stop	L + 6.00%	7.25%	10/2019	29,197	28,963	4.0	29,197
Market Track, LLC	One stop	L + 6.00%	7.25%	10/2019	1,213	1,197	0.2	1,213
					30,410	30,143	4.2	30,410
Retail Stores
Benihana, Inc.(3)	One stop	L + 5.50%	N/A (4)	07/2018	—	(57)	—	—
Benihana, Inc.*ˆ	One stop	L + 5.50%	6.75%	01/2019	15,554	15,168	2.1	15,554
Boot Barn, Inc.*ˆ	One stop	L + 5.75%	6.75%	05/2019	8,939	8,727	1.2	8,939
Boot Barn, Inc.*	One stop	L + 5.75%	6.75%	05/2019	2,827	2,803	0.4	2,827
Capital Vision Services, LLC(3)	One stop	L + 6.00%	N/A (4)	12/2019	—	(21)	—	(9)
Capital Vision Services, LLC*ˆ	One stop	L + 6.00%	7.00%	12/2019	26,785	26,540	3.6	26,619
Capital Vision Services, LLCˆ	One stop	L + 6.00%	7.00%	12/2019	1,510	1,497	0.2	1,500
Capital Vision Services, LLC	One stop	L + 6.00%	7.00%	12/2019	1,521	1,515	0.2	1,512
Capital Vision Services, LLC	One stop	L + 6.00%	7.00%	12/2019	773	763	0.1	763
DentMall MSO, LLC	One stop	L + 5.00%	6.00%	07/2019	678	655	0.1	678
DentMall MSO, LLC	One stop	L + 5.00%	6.00%	07/2019	10,328	10,235	1.4	10,328
DTLR, Inc.*ˆ	One stop	L + 8.00%	11.00%	12/2015	15,675	15,623	2.1	15,675
Express Oil Change, LLC	Senior loan	L + 4.75%	6.12%	12/2017	149	147	—	149
Express Oil Change, LLC*	Senior loan	P + 3.50%	6.75%	12/2017	1,918	1,906	0.3	1,918
Express Oil Change, LLC	Senior loan	P + 3.50%	6.75%	12/2017	109	108	—	109
Floor & Decor Outlets of America, Inc.*ˆ	One stop	L + 6.50%	7.75%	05/2019	11,216	11,114	1.5	11,216
Marshall Retail Group, LLC, The(3)	One stop	L + 6.00%	N/A (4)	08/2019	—	(26)	—	—
Marshall Retail Group, LLC, The(3)	One stop	L + 6.00%	N/A (4)	08/2020	—	(11)	—	—
Marshall Retail Group, LLC, Theˆ	One stop	L + 6.00%	7.00%	08/2020	12,424	12,278	1.7	12,424
Paper Source, Inc.	One stop	L + 6.25%	N/A (4)	09/2018	—	(10)	—	—
Paper Source, Inc.*ˆ	One stop	L + 6.25%	7.25%	09/2018	12,545	12,450	1.7	12,545
Restaurant Holding Company, LLC	Senior loan	L + 7.75%	8.75%	02/2019	4,964	4,922	0.6	4,368

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (Continued)
December 31, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
Rubio’s Restaurants, Inc*ˆ	Senior loan	L + 4.75%	6.00%	11/2018	$9,353	$9,346	1.3%	$9,353
Sneaker Villa, Inc.	One stop	P + 7.00%	11.50%	12/2017	1,253	1,236	0.2	1,253
Sneaker Villa, Inc.	One stop	L + 8.50%	10.00%	12/2017	4,404	4,318	0.6	4,404
Sneaker Villa, Inc.ˆ	One stop	L + 8.50%	10.00%	12/2017	627	618	0.1	627
Sneaker Villa, Inc.ˆ	One stop	L + 8.50%	10.00%	12/2017	1,230	1,214	0.2	1,230
Sneaker Villa, Inc.(3)	One stop	L + 8.50%	N/A (4)	12/2017	—	(15)	—	—
Sneaker Villa, Inc.ˆ	One stop	L + 8.50%	10.00%	12/2017	4,234	4,196	0.6	4,191
Sneaker Villa, Inc.	One stop	L + 8.50%	10.00%	12/2017	1,253	1,230	0.2	1,228
Specialty Catalog Corp.(3)	One stop	L + 6.00%	N/A (4)	07/2017	—	(4)	—	—
Specialty Catalog Corp.	One stop	L + 6.00%	7.50%	07/2017	4,502	4,471	0.6	4,502
Vision Source L.P.	One stop	L + 6.00%	7.00%	08/2019	205	202	—	198
Vision Source L.P.*ˆ	One stop	L + 6.00%	7.00%	08/2019	17,715	17,607	2.4	17,537
					172,691	170,745	23.4	171,638
Telecommunications
Arise Virtual Solutions, Inc.(3)	One stop	L + 5.50%	N/A (4)	12/2018	—	(10)	—	—
Arise Virtual Solutions, Inc.*ˆ	One stop	L + 5.50%	6.75%	12/2018	13,781	13,672	1.9	13,781
Hosting.com Inc.	Senior loan	P + 3.25%	6.50%	12/2017	27	26	—	27
Hosting.com Inc.*	Senior loan	L + 4.50%	5.75%	12/2017	843	834	0.1	843
ITC Global, Inc.	One stop	P + 5.50%	8.42%	07/2018	867	856	0.1	867
ITC Global, Inc.*	One stop	L + 6.75%	7.75%	07/2018	8,280	8,214	1.1	8,280
ITC Global, Inc.ˆ	One stop	L + 6.75%	7.75%	07/2018	1,413	1,401	0.2	1,413
					25,211	24,993	3.4	25,211
Textile and Leather
5.11, Inc.*ˆ	Senior loan	L + 5.00%	6.00%	02/2020	1,029	1,024	0.1	1,027
Southern Tide, LLC(3)	One stop	L + 6.75%	N/A (4)	06/2019	—	(8)	—	—
Southern Tide, LLCˆ	One stop	L + 6.75%	7.75%	06/2019	4,085	4,049	0.6	4,085
					5,114	5,065	0.7	5,112
Utilities
PowerPlan Consultants, Inc.(3)	Senior loan	L + 4.25%	N/A (4)	10/2018	—	(1)	—	—
PowerPlan Consultants, Inc.*ˆ	Senior loan	L + 4.25%	5.28%	10/2019	3,310	3,269	0.5	3,310
					3,310	3,268	0.5	3,310
Total debt investments United States					$1,363,668	$1,345,709	183.1%	$1,343,695
Fair Value as a percentage of Principal Amount								98.5%

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (Continued)
December 31, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Shares/ Contracts	Cost	Percentage of Net Assets	Fair Value
Equity Investments(9)
Aerospace and Defense
NTS Technical Systems	Common stock	N/A	N/A	N/A	2	$1,506	0.2%	$1,829
Tresys Technology Holdings, Inc.	Common stock	N/A	N/A	N/A	295	295	—	—
Whitcraft LLC	Common stock	N/A	N/A	N/A	1	670	0.1	513
Whitcraft LLC	Warrant	N/A	N/A	N/A	—	—	—	100
						2,471	0.3	2,442
Automobile
K&N Engineering, Inc.	Preferred stock A	N/A	N/A	N/A	—	—	—	10
K&N Engineering, Inc.	Preferred stock B	N/A	N/A	N/A	—	—	—	10
K&N Engineering, Inc.	Common stock	N/A	N/A	N/A	—	—	—	77
						—	—	97
Beverage, Food and Tobacco
Atkins Nutritionals, Inc.	LLC interest	N/A	N/A	N/A	57	746	0.2	1,250
C. J. Foods, Inc.	Preferred stock A	N/A	N/A	N/A	—	157	—	161
First Watch Restaurants, Inc.	Common stock	N/A	N/A	N/A	8	816	0.1	898
Goode Seed Co-Invest, LLC	LLC units	N/A	N/A	N/A	356	356	0.1	415
Julio & Sons Company	LLC interest	N/A	N/A	N/A	521	521	0.1	469
Northern Brewer, LLC	LLC interest	N/A	N/A	N/A	438	362	—	—
Richelieu Foods, Inc.	LP interest	N/A	N/A	N/A	220	220	—	173
Tate’s Bake Shop, Inc.	LP interest	N/A	N/A	N/A	—	462	0.1	462
Uinta Brewing Company	LP interest	N/A	N/A	N/A	—	462	0.1	462
						4,102	0.7	4,290
Buildings and Real Estate
Brooks Equipment Company, LLC	Common stock	N/A	N/A	N/A	102	1,020	0.2	1,020
Containers, Packaging and Glass
Packaging Coordinators, Inc.	Common stock	N/A	N/A	N/A	25	2,065	0.4	2,631
Packaging Coordinators, Inc.	Common stock	N/A	N/A	N/A	48	1,563	0.3	2,394
						3,628	0.7	5,025
Diversified Conglomerate Manufacturing
Chase Industries, Inc.	Common stock	N/A	N/A	N/A	1	1,186	0.2	1,186
ICCN Acquisition Corp.	Preferred stock	N/A	N/A	N/A	—	162	—	177
ICCN Acquisition Corp.	Common stock	N/A	N/A	N/A	—	—	—	—

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (Continued)
December 31, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Shares/ Contracts	Cost	Percentage of Net Assets	Fair Value
Sunless Merger Sub, Inc.	LP interest	N/A	N/A	N/A	—	$160	—%	$—
TIDI Products, LLC	LLC units	N/A	N/A	N/A	353	207	—	325
						1,715	0.2	1,688
Diversified Conglomerate Service
Daxko, LLC	LLC units	N/A	N/A	N/A	219	219	—	239
DISA Holdings Acquisition Subsidiary Corp.	Common stock	N/A	N/A	N/A	—	154	—	154
Marathon Data Operating Co., LLC	Preferred stock	N/A	N/A	N/A	1	264	0.1	616
Marathon Data Operating Co., LLC	Common stock	N/A	N/A	N/A	1	264	—	43
PC Helps Support, LLC	Common stock	N/A	N/A	N/A	1	7	—	12
PC Helps Support, LLC	Preferred stock	N/A	N/A	N/A	—	61	—	74
Secure-24, LLC	LLC units	N/A	N/A	N/A	263	263	0.1	339
Vendavo, Inc.	Preferred stock	N/A	N/A	N/A	827	827	0.1	827
						2,059	0.3	2,304
Electronics
ECI Acquisition Holdings, Inc.	Common stock	N/A	N/A	N/A	9	873	0.1	994
Sparta Holding Corporation	Common stock	N/A	N/A	N/A	1	566	0.1	566
Sparta Holding Corporation	Common stock	N/A	N/A	N/A	235	6	—	6
						1,445	0.2	1,566
Grocery
MyWebGrocer, Inc.	LLC units	N/A	N/A	N/A	1,418	1,446	0.2	1,446
Healthcare, Education and Childcare
Advanced Pain Management Holdings, Inc.	Common stock	N/A	N/A	N/A	67	67	0.1	603
Advanced Pain Management Holdings, Inc.	Preferred stock	N/A	N/A	N/A	8	829	0.1	956
Avatar International, LLC	LP interest	N/A	N/A	N/A	1	741	—	—
California Cryobank, LLC	Common stock A	N/A	N/A	N/A	—	28	—	30
California Cryobank, LLC	Common stock B	N/A	N/A	N/A	—	—	—	—
Certara L.P.	LP interest	N/A	N/A	N/A	—	635	0.1	717
Dialysis Newco, Inc.	LLC units	N/A	N/A	N/A	871	—	0.2	1,687
Encore Rehabilitation Services, LLC	LLC interest	N/A	N/A	N/A	270	270	0.2	922
G & H Wire Company, Inc.	LP interest	N/A	N/A	N/A	—	102	—	123
Global Healthcare Exchange, LLC	Common stock	N/A	N/A	N/A	—	5	—	19

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (Continued)
December 31, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Shares/ Contracts	Cost	Percentage of Net Assets	Fair Value
Global Healthcare Exchange, LLC	Preferred stock	N/A	N/A	N/A	—	$481	0.1%	$511
IntegraMed America, Inc.	Common stock	N/A	N/A	N/A	1	804	0.1	731
Northwestern Management Services, LLC	Common stock	N/A	N/A	N/A	3	3	—	51
Northwestern Management Services, LLC	LLC units	N/A	N/A	N/A	—	249	—	291
Pentec Acquisition Sub, Inc.	Preferred stock	N/A	N/A	N/A	1	116	—	140
Radiology Partners, Inc.	LLC units	N/A	N/A	N/A	43	85	—	85
Reliant Pro ReHab, LLC	Preferred stock	N/A	N/A	N/A	2	183	0.2	971
Southern Anesthesia and Surgical	Common stock	N/A	N/A	N/A	487	487	0.1	689
Spear Education, LLC	Preferred stock	N/A	N/A	N/A	—	86	—	86
Spear Education, LLC	Common stock	N/A	N/A	N/A	1	1	—	1
Surgical Information Systems, LLC	Common stock	N/A	N/A	N/A	4	414	0.1	503
Young Innovations, Inc.	Preferred stock	N/A	N/A	N/A	—	236	—	261
		N/A	N/A	N/A		5,822	1.3	9,377
Home and Office Furnishings, Housewares, and Durable Consumer
Top Knobs USA, Inc.	Common stock	N/A	N/A	N/A	3	27	—	198
Insurance
Captive Resources Midco, LLC	LLC units	N/A	N/A	N/A	1	86	—	203
Investment Funds and Vehicles
Senior Loan Fund LLC(7)(8)	LLC interest	N/A	N/A	N/A	10,937	10,937	1.5	10,834
Leisure, Amusement, Motion Pictures and Entertainment
Competitor Group, Inc.	LLC interest	N/A	N/A	N/A	708	713	—	14
LMP TR Holdings, LLC	LLC units	N/A	N/A	N/A	712	712	0.1	672
Starplex Operating, L.L.C.	Common stock	N/A	N/A	N/A	1	183	—	263
Titan Fitness, LLC	Common stock	N/A	N/A	N/A	6	583	0.1	655
						2,191	0.2	1,604
Personal and Non-Durable Consumer Products
C.B. Fleet Company, Incorporated	LLC units	N/A	N/A	N/A	2	174	—	174
Hygenic Corporation, The	LP interest	N/A	N/A	N/A	1	61	—	127
Massage Envy, LLC	LLC interest	N/A	N/A	N/A	749	749	0.1	773

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (Continued)
December 31, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Shares/ Contracts	Cost	Percentage of Net Assets	Fair Value
Team Technologies Acquisition Company	Common stock	N/A	N/A	N/A	—	$148	0.1%	$255
						1,132	0.2	1,329
Personal Transportation
PODS Funding Corp. II	Warrant	N/A	N/A	N/A	271	—	0.3	2,308
Personal, Food and Miscellaneous Services
R.G. Barry Corporation	Preferred stock	N/A	N/A	N/A	—	161	—	161
Printing and Publishing
Market Track, LLC	Preferred stock	N/A	N/A	N/A	—	145	—	183
Market Track, LLC	Common stock	N/A	N/A	N/A	1	145	0.1	239
						290	0.1	422
Retail Stores
Barcelona Restaurants, LLC(8)(10)	LP interest	N/A	N/A	N/A	1,996	1,996	0.5	3,407
Benihana, Inc.	LLC units	N/A	N/A	N/A	43	699	0.1	718
Capital Vision Services, LLC	LLC interest	N/A	N/A	N/A	402	17	0.1	559
DentMall MSO, LLC	Common stock	N/A	N/A	N/A	2	—	—	—
DentMall MSO, LLC	Preferred stock	N/A	N/A	N/A	2	97	—	101
Express Oil Change, LLC	LLC interest	N/A	N/A	N/A	81	81	—	82
Marshall Retail Group LLC, The	Common stock	N/A	N/A	N/A	15	154	—	154
Paper Source, Inc.	LLC interest	N/A	N/A	N/A	8	1,387	0.2	1,309
PetPeople Enterprise, LLC	LP interest	N/A	N/A	N/A	889	889	0.1	1,065
Rubio’s Restaurants, Inc.	Preferred stock	N/A	N/A	N/A	199	945	0.2	1,615
Sneaker Villa, Inc.	LLC interest	N/A	N/A	N/A	4	411	0.1	479
Vision Source L.P.	Common stock	N/A	N/A	N/A	9	386	0.1	727
						7,062	1.4	10,216
Telecommunications
ITC Global, Inc.	Preferred stock	N/A	N/A	N/A	17	311	—	318
Textiles and Leather
Southern Tide, LLC	LLC interest	N/A	N/A	N/A	2	191	—	183
Total equity investments United States						$46,096	7.8%	$57,031
Total United States						$1,391,805	190.9%	$1,400,726
Total Investments						$1,391,805	190.9%	$1,400,726

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (Continued)
December 31, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Shares/ Contracts	Cost	Percentage of Net Assets	Fair Value
Cash, Restricted Cash and Cash Equivalents
Cash and Restricted Cash						$10,350	1.4%	$10,350
BlackRock Liquidity Funds T-Fund Institutional Shares (CUSIP 09248U718)						15,035	2.1	15,035
JPM Offshore Money Market Account (ISIN LU0103813712)						4,087	0.6	4,087
US Bank Money Market Account (CUSIP 9AMMF05B2)						11,954	1.6	11,954
Total Cash, Restricted Cash and Cash Equivalents						$41,426	5.7%	$41,426
Total Investments and Cash, Restricted Cash and Cash Equivalents						$1,433,231	196.6%	$1,442,152

*	Denotes that all or a portion of the loan secures the notes offered in the 2010 Debt Securitization (as defined in Note 7).
ˆ	Denotes that all or a portion of the loan secures the notes offered in the 2014 Debt Securitization (as defined in Note 7).
(1)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and which reset daily, quarterly or semiannually. For each, the Company has provided the spread over LIBOR or Prime and the weighted average current interest rate in effect as of December 31, 2014. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.
(2)	For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of December 31, 2014.
(3)	The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(4)	The entire commitment was unfunded as of December 31, 2014. As such, no interest is being earned on this investment.
(5)	The sale of a portion of this loan does not qualify for sale accounting under ASC Topic 860 — Transfers and Servicing, and therefore, the entire one stop loan asset remains in the Consolidated Schedule of Investments. (See Note 7 in the accompanying notes to the consolidated financial statements.)
(6)	Loan was on non-accrual status as of December 31, 2014, meaning that the Company has ceased recognizing interest income on the loan.
(7)	As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), the Company is deemed to be both an “Affiliated Person” of and “Control” this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). See Note 5 in the accompanying notes to the consolidated financial statements for transactions during the three months ended December 31, 2014 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (Continued)
December 31, 2014
(In thousands)

(8)	The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(9)	Non-income producing securities.
(10)	As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of the portfolio company as the Company along with affiliated entities owns five percent or more of the portfolio company’s voting securities. See Note 5 in the accompanying notes to the financial statements for transactions during the three months ended December 31, 2014 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to control).

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
Investments
United States
Debt investments
Aerospace and Defense
ILC Dover, LP	One stop	P + 4.50%	7.75%	03/2019	$360	$352	0.1%	$360
ILC Dover, LPˆ	One stop	L + 5.50%	6.50%	03/2020	18,594	18,467	2.5	18,594
ILC Industries, Inc.(3)	One stop	L + 4.75%	N/A (4)	07/2020	—	(32)	—	(25)
ILC Industries, Inc.*ˆ	One stop	L + 4.75%	5.75%	07/2020	28,510	28,234	3.9	28,296
Novetta Solutions LLC	Senior loan	P + 3.00%	6.25%	03/2017	184	178	—	184
Novetta Solutions LLC*	Senior loan	L + 5.00%	6.25%	03/2017	1,697	1,673	0.2	1,697
NTS Technical Systems(3)	One stop	L + 6.00%	N/A (4)	11/2018	—	(30)	—	—
NTS Technical Systems*ˆ	One stop	L + 6.00%	7.25%	11/2018	18,871	18,572	2.6	18,871
NTS Technical Systems(3)	One stop	L + 6.00%	N/A (4)	11/2018	—	(63)	—	—
Tresys Technology Holdings, Inc.	One stop	L + 6.75%	8.00%	12/2017	188	181	—	188
Tresys Technology Holdings, Inc.	One stop	L + 6.75%	8.00%	12/2017	3,899	3,836	0.3	2,339
Whitcraft LLC	Subordinated debt	N/A	12.00%	12/2018	1,877	1,857	0.3	1,877
					74,180	73,225	9.9	72,381
Automobile
American Driveline Systems, Inc.	Senior loan	L + 5.50%	7.22%	01/2016	331	328	—	292
American Driveline Systems, Inc.*	Senior loan	L + 5.50%	7.00%	01/2016	2,797	2,774	0.3	2,517
K&N Engineering, Inc.(3)	Senior loan	L + 4.25%	N/A (4)	07/2019	—	(7)	—	(2)
K&N Engineering, Inc.*ˆ	Senior loan	L + 4.25%	5.25%	07/2019	6,816	6,721	0.9	6,782
K&N Engineering, Inc.(3)	Senior loan	L + 4.25%	N/A (4)	07/2019	—	(19)	—	(2)
Take 5 Oil Change, L.L.C.(3)	Senior loan	L + 5.25%	N/A (4)	07/2018	—	(7)	—	—
Take 5 Oil Change, L.L.C.ˆ	Senior loan	L + 5.25%	6.25%	07/2018	4,872	4,840	0.7	4,872
					14,816	14,630	1.9	14,459
Banking
HedgeServ Holding L.P.ˆ	One stop	L + 8.25%	5.25% cash/4.00% PIK	02/2019	17,240	17,092	2.4	17,240
HedgeServ Holding L.P.(3)	One stop	L + 4.25%	N/A (4)	02/2019	—	(8)	—	—
Prommis Fin Co.(6)	Senior loan	P + 10.00%	13.25%	06/2015	85	84	—	2
Prommis Fin Co.*(6)	Senior loan	N/A	2.25% cash/11.5% PIK	06/2015	124	124	—	3
					17,449	17,292	2.4	17,245
Beverage, Food and Tobacco
ABP Corporation	Senior loan	P + 3.50%	7.25%	09/2018	84	77	—	84
ABP Corporation*	Senior loan	L + 4.75%	6.00%	09/2018	4,796	4,727	0.7	4,796
Ameriqual Group, LLC*	Senior loan	L + 6.00%	6.50% cash/1.00% PIK	03/2016	1,693	1,676	0.2	1,625
Ameriqual Group, LLC*	Senior loan	L + 9.00%	9.00% cash/1.50% PIK	03/2016	831	826	0.1	686

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
ARG IH Corporation (Arby’s)ˆ	Senior loan	L + 3.75%	4.75%	11/2020	$2,337	$2,311	0.3%	$2,339
Atkins Nutritionals, Inc*ˆ	One stop	L + 5.00%	6.25%	01/2019	23,873	23,683	3.2	23,754
Atkins Nutritionals, Inc*	One stop	L + 8.50%	9.75%	04/2019	21,636	21,326	3.0	21,744
C. J. Foods, Inc.	One stop	L + 5.50%	6.50%	05/2019	86	77	—	86
C. J. Foods, Inc.(3)	One stop	L + 5.50%	N/A (4)	05/2019	—	(12)	—	—
C. J. Foods, Inc.	One stop	L + 5.50%	6.50%	05/2019	3,224	3,179	0.4	3,224
Candy Intermediate Holdings, Inc. (Ferrara Candy)ˆ	Senior loan	L + 6.25%	7.50%	06/2018	4,887	4,780	0.6	4,747
Diversified Foodservice Supply, Inc.(3)	Senior loan	L + 4.50%	N/A (4)	12/2018	—	(3)	—	—
Diversified Foodservice Supply, Inc.*	Senior loan	L + 4.50%	5.75%	12/2018	4,556	4,518	0.6	4,556
Firebirds International, LLC(3)	One stop	L + 6.25%	N/A (4)	05/2018	—	(2)	—	—
Firebirds International, LLC*	One stop	L + 6.25%	7.50%	05/2018	1,096	1,081	0.1	1,096
Firebirds International, LLC	One stop	L + 6.25%	7.50%	05/2018	304	299	0.1	304
Firebirds International, LLC(3)	One stop	L + 6.25%	N/A (4)	05/2018	—	(5)	—	—
First Watch Restaurants, Inc.(3)	One stop	L + 7.50%	N/A (4)	12/2018	—	(24)	—	—
First Watch Restaurants, Inc.*ˆ	One stop	L + 7.50%	8.75%	12/2018	11,293	11,165	1.5	11,293
First Watch Restaurants, Inc.*ˆ	One stop	P + 6.50%	9.75%	12/2018	3,070	3,035	0.4	3,070
First Watch Restaurants, Inc.	One stop	L + 7.50%	8.75%	12/2018	1,749	1,744	0.2	1,749
IT’SUGAR LLC	Senior loan	L + 7.50%	9.00%	04/2018	7,566	7,456	1.0	7,566
IT’SUGAR LLC	Subordinated debt	N/A	5.00%	10/2017	1,707	1,707	0.3	1,833
Julio & Sons Company	One stop	L + 5.50%	6.50%	09/2016	277	271	—	277
Julio & Sons Company*	One stop	L + 5.50%	6.50%	09/2016	6,978	6,935	1.0	6,978
Julio & Sons Company(3)	One stop	L + 5.50%	N/A (4)	09/2016	—	(26)	—	—
Northern Brewer, LLC	One stop	P + 9.25%	8.50% cash/4.00% PIK	02/2018	676	665	0.1	541
Northern Brewer, LLC	One stop	P + 9.25%	8.50% cash/4.00% PIK	02/2018	6,363	6,244	0.7	5,090
Richelieu Foods, Inc.	Senior loan	P + 4.00%	7.25%	11/2015	101	96	—	101
Richelieu Foods, Inc.*	Senior loan	L + 5.00%	6.75%	11/2015	1,854	1,839	0.3	1,854
Tate’s Bake Shop, Inc.(3)	Senior loan	L + 4.75%	N/A (4)	08/2019	—	(4)	—	(4)
Tate’s Bake Shop, Inc.ˆ	Senior loan	L + 4.75%	5.75%	08/2019	3,008	2,978	0.4	2,978
Tate’s Bake Shop, Inc.(3)	Senior loan	L + 4.75%	N/A (4)	08/2019	—	(5)	—	(6)
Uinta Brewing Company(3)	One stop	L + 6.00%	N/A (4)	08/2019	—	(8)	—	(8)

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
Uinta Brewing Companyˆ	One stop	L + 6.00%	7.00%	08/2019	$3,236	$3,204	0.4%	$3,203
					117,281	115,810	15.6	115,556
Building and Real Estate
Brooks Equipment Company, LLC(3)	One stop	L + 5.75%	N/A (4)	08/2020	—	(20)	—	(20)
Brooks Equipment Company, LLC*ˆ	One stop	L + 5.75%	6.75%	08/2020	27,150	26,753	3.7	26,946
ITEL Laboratories, Inc.(3)	Senior loan	L + 4.75%	N/A (4)	06/2018	—	(1)	—	—
ITEL Laboratories, Inc.*	Senior loan	L + 4.75%	6.00%	06/2018	756	749	0.1	756
					27,906	27,481	3.8	27,682
Cargo Transport
RP Crown Parent (RedPrairie Corp)*	Senior loan	L + 5.00%	6.00%	12/2018	1,970	1,942	0.3	1,923
Containers, Packaging and Glass
Fort Dearborn Company*	Senior loan	L + 4.25%	5.25%	10/2017	16	16	—	16
Fort Dearborn Company*ˆ	Senior loan	L + 4.25%	5.25%	10/2017	511	508	0.1	511
Fort Dearborn Company*	Senior loan	L + 4.75%	5.75%	10/2018	63	63	—	63
Fort Dearborn Company*ˆ	Senior loan	L + 4.75%	5.75%	10/2018	2,180	2,168	0.3	2,180
Packaging Coordinators, Inc.*ˆ	Senior loan	L + 4.25%	5.25%	08/2021	15,000	14,852	2.1	15,032
Packaging Coordinators, Inc.	Second lien	L + 8.00%	9.00%	08/2022	10,000	9,901	1.4	9,950
					27,770	27,508	3.9	27,752
Diversified Conglomerate Manufacturing
Chase Industries, Inc.*ˆ	One stop	P + 4.50%	7.75%	09/2020	21,037	20,828	2.8	20,827
Chase Industries, Inc.	One stop	P + 4.50%	7.75%	09/2020	277	255	—	255
Chase Industries, Inc.(3)	One stop	L + 5.75%	N/A (4)	09/2020	—	(48)	—	(49)
ICCN Acquisition Corp.(3)	One stop	L + 5.25%	N/A (4)	03/2019	—	(4)	—	—
ICCN Acquisition Corp.ˆ	One stop	L + 5.25%	6.25%	03/2019	3,998	3,936	0.5	3,998
ICCN Acquisition Corp.(3)	One stop	L + 5.25%	N/A (4)	03/2019	—	(14)	—	—
Metal Spinners, Inc.*	Senior loan	L + 7.50%	9.00%	04/2015	1,294	1,288	0.2	1,294
Metal Spinners, Inc.*	Senior loan	L + 7.50%	9.00%	04/2015	2,536	2,524	0.3	2,536
Onicon Incorporated(3)	One stop	L + 4.50%	N/A (4)	12/2017	—	(10)	—	—
Onicon Incorporated	One stop	L + 4.50%	5.50%	12/2017	3,141	3,100	0.4	3,141
Pasternack Enterprises, Inc.*	Senior loan	L + 5.00%	6.25%	12/2017	1,126	1,119	0.2	1,126
Plex Systems, Inc.(3)	Senior loan	L + 7.50%	N/A (4)	06/2018	—	(26)	—	—

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
Plex Systems, Inc.*ˆ	Senior loan	L + 7.50%	8.75%	06/2018	$18,797	$18,409	2.6%	$18,797
Sunless Merger Sub, Inc.(3)	Senior loan	L + 5.25%	N/A (4)	07/2016	—	—	—	(26)
Sunless Merger Sub, Inc.*	Senior loan	L + 5.25%	6.50%	07/2016	1,816	1,813	0.2	1,271
TIDI Products, LLC(3)	One stop	L + 6.50%	N/A (4)	07/2017	—	(11)	—	—
TIDI Products, LLC*	One stop	L + 6.50%	7.75%	07/2018	12,631	12,441	1.7	12,631
Vintage Parts, Inc.*	One stop	L + 4.50%	5.75%	12/2015	4,049	4,022	0.6	4,049
Vintage Parts, Inc.*	One stop	L + 4.50%	5.75%	12/2015	56	56	—	56
Vintage Parts, Inc.*	One stop	L + 4.50%	5.75%	12/2015	846	850	0.1	846
					71,604	70,528	9.6	70,752
Diversified Conglomerate Service
Accellos, Inc.(3)	One stop	L + 5.75%	N/A (4)	07/2020	—	(20)	—	—
Accellos, Inc.ˆ	One stop	L + 5.75%	6.75%	07/2020	31,113	30,740	4.2	31,113
Aderant North America, Inc.*	Senior loan	L + 4.25%	5.25%	12/2018	4,220	4,190	0.6	4,220
Agility Recovery Solutions Inc.(3)	One stop	L + 6.75%	N/A (4)	09/2018	—	(6)	—	—
Agility Recovery Solutions Inc.*	One stop	L + 6.75%	8.00%	09/2018	8,128	7,995	1.1	8,128
Bomgar Corporation(3)	One stop	L + 6.00%	N/A (4)	05/2019	—	(18)	—	(20)
Bomgar Corporation*	One stop	L + 6.00%	7.00%	05/2020	29,423	28,935	4.0	29,129
Daxko, LLC(3)	One stop	L + 7.75%	N/A (4)	03/2019	—	(24)	—	—
Daxko, LLC	One stop	L + 7.75%	8.75%	03/2019	16,840	16,564	2.3	16,840
EAG, INC. (Evans Analytical Group)*	Senior loan	L + 4.00%	5.00%	07/2017	2,401	2,377	0.3	2,401
Integration Appliance, Inc.	Senior loan	L + 8.25%	9.50%	09/2018	719	711	0.1	719
Integration Appliance, Inc.	Senior loan	L + 8.25%	9.50%	09/2018	5,396	5,288	0.7	5,396
Integration Appliance, Inc.	Senior loan	L + 8.25%	9.50%	06/2019	7,914	7,727	1.1	7,914
Marathon Data Operating Co., LLC(3)	One stop	L + 6.25%	N/A (4)	08/2017	—	(6)	—	—
Marathon Data Operating Co., LLC	One stop	L + 6.25%	7.50%	08/2017	4,595	4,528	0.6	4,595
Navex Global, Inc.(3)	One stop	L + 5.50%	N/A (4)	12/2016	—	(19)	—	—
Navex Global, Inc.*	One stop	L + 5.50%	6.50%	12/2016	19,045	18,718	2.6	19,045
NetSmart Technologies, Inc.*	One stop	L + 7.53%	8.78%	12/2017	8,068	8,012	1.1	8,068
NetSmart Technologies, Inc.	One stop	L + 7.52%	8.77%	12/2017	637	629	0.1	637
PC Helps Support, LLC(3)	Senior loan	L + 5.25%	N/A (4)	09/2017	—	(2)	—	—
PC Helps Support, LLC	Senior loan	L + 5.25%	6.51%	09/2017	1,707	1,692	0.2	1,707
Secure-24, LLC(3)	One stop	L + 6.25%	N/A (4)	08/2017	—	(5)	—	—
Secure-24, LLC*	One stop	L + 6.25%	7.50%	08/2017	10,433	10,249	1.4	10,433

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
Secure-24, LLCˆ	One stop	L + 6.25%	7.50%	08/2017	$1,526	$1,507	0.2%	$1,526
SoftWriters, Inc.(3)	One stop	L + 5.00%	N/A (4)	05/2019	—	(2)	—	—
SoftWriters, Inc.(3)	One stop	L + 5.00%	N/A (4)	05/2019	—	(3)	—	—
SoftWriters, Inc.	One stop	L + 5.00%	6.00%	05/2019	6,411	6,387	0.9	6,411
Source Medical Solutions, Inc.	Second lien	L + 8.00%	9.00%	03/2018	9,294	9,146	1.3	9,294
					167,870	165,290	22.8	167,556
Electronics
ECI Acquisition Holdings, Inc.(3)	One stop	L + 6.25%	N/A (4)	03/2019	—	(17)	—	—
ECI Acquisition Holdings, Inc.ˆ	One stop	L + 6.25%	7.25%	03/2019	22,215	21,844	3.0	22,215
ECI Acquisition Holdings, Inc.(3)	One stop	L + 6.25%	N/A (4)	03/2019	—	(79)	—	—
Rogue Wave Holdings, Inc.*ˆ	One stop	L + 8.08%	9.10%	12/2018	10,613	10,500	1.4	10,613
Sloan Company, Inc., The(3)	One stop	L + 7.50%	N/A (4)	10/2018	—	(13)	—	—
Sloan Company, Inc., The*ˆ	One stop	L + 7.50%	8.75%	10/2018	13,027	12,895	1.8	13,027
Sparta Holding Corporation(3)	One stop	L + 5.25%	N/A (4)	07/2020	—	(37)	—	(30)
Sparta Holding Corporation*ˆ	One stop	L + 6.75%	6.25% cash/1.50% PIK	07/2020	23,358	23,075	3.2	23,124
Syncsort Incorporated(3)	Senior loan	L + 4.75%	N/A (4)	03/2019	—	(3)	—	—
Syncsort Incorporated(3)	Senior loan	L + 4.75%	N/A (4)	03/2019	—	(13)	—	—
Syncsort Incorporated*	Senior loan	L + 4.75%	5.75%	03/2019	6,143	6,089	0.8	6,143
Systems Maintenance Services Holding, Inc.ˆ	Senior loan	L + 4.00%	5.00%	10/2019	2,650	2,639	0.4	2,650
Taxware, LLC*ˆ	Second lien	L + 8.38%	9.38%	10/2019	19,979	19,678	2.7	19,979
Watchfire Enterprises, Inc.	Second lien	L + 8.00%	9.00%	10/2021	9,435	9,270	1.3	9,435
					107,420	105,828	14.6	107,156
Finance
Ascensus, Inc.(3)	One stop	L + 4.00%	N/A (4)	11/2018	—	(16)	—	—
Ascensus, Inc.ˆ	One stop	L + 4.00%	5.00%	12/2019	4,193	4,120	0.6	4,193
Ascensus, Inc.ˆ	One stop	L + 8.00%	9.00%	12/2020	6,337	6,142	0.9	6,337
Pillar Processing LLC*(6)	Senior loan	L + 5.50%	5.72%	11/2018	447	445	—	—
Pillar Processing LLC*(6)	Senior loan	N/A	14.50%	05/2019	2,377	2,368	—	—
					13,354	13,059	1.5	10,530
Grocery
MyWebGrocer, Inc.(3)	Senior loan	L + 4.75%	N/A (4)	05/2018	—	(12)	—	—
MyWebGrocer, Inc.ˆ	Senior loan	L + 8.75%	6.00% cash/4.00% PIK	05/2018	14,271	14,093	1.9	14,271
Teasdale Quality Foods, Inc.*	Senior loan	L + 4.50%	5.75%	05/2018	2,674	2,653	0.4	2,674
					16,945	16,734	2.3	16,945

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
Healthcare, Education and Childcare
Advanced Pain Management Holdings, Inc.(3)	Senior loan	L + 5.00%	N/A (4)	02/2018	$—	$(8)	—%	$—
Advanced Pain Management Holdings, Inc.*	Senior loan	L + 5.00%	6.25%	02/2018	7,102	7,054	1.0	7,102
Advanced Pain Management Holdings, Inc.	Senior loan	L + 5.00%	6.25%	02/2018	486	481	0.1	486
Avatar International, LLC(3)	One stop	L + 4.94%	N/A (4)	09/2016	—	(4)	—	—
Avatar International, LLC*	One stop	L + 7.89%	6.19% cash/2.95% PIK	09/2016	7,611	7,560	0.7	4,947
Avatar International, LLC	One stop	L + 7.89%	6.19% cash/2.95% PIK	09/2016	1,642	1,634	0.1	1,067
California Cryobank, LLC	One stop	P + 4.25%	7.50%	08/2019	86	84	—	84
California Cryobank, LLCˆ	One stop	L + 5.50%	6.50%	08/2019	1,550	1,535	0.2	1,535
California Cryobank, LLC(3)	One stop	L + 5.50%	N/A (4)	08/2019	—	(2)	—	(2)
Certara L.P.(3)	One stop	L + 6.25%	N/A (4)	12/2018	—	(18)	—	—
Certara L.P.*ˆ	One stop	L + 6.25%	7.25%	12/2018	22,948	22,722	3.1	22,948
Data Innovations LLC	One stop	L + 7.69%	8.69%	05/2019	8,800	8,619	1.2	8,800
Delta Educational Systems*	Senior loan	P + 4.75%	8.00%	12/2016	1,646	1,627	0.2	1,646
Delta Educational Systems	Senior loan	L + 6.00%	N/A (4)	12/2016	—	—	—	—
Encore Rehabilitation Services, LLC(3)	One stop	L + 6.00%	N/A (4)	06/2017	—	(9)	—	—
Encore Rehabilitation Services, LLC	One stop	L + 6.00%	7.25%	06/2017	4,969	4,895	0.7	4,969
G & H Wire Company, Inc.(3)	Senior loan	L + 5.75%	N/A (4)	12/2017	—	(6)	—	—
G & H Wire Company, Inc.*ˆ	Senior loan	L + 5.75%	6.75%	12/2017	12,902	12,766	1.8	12,902
Global Healthcare Exchange, LLC(3)	One stop	L + 9.00%	N/A (4)	03/2020	—	(23)	—	—
Global Healthcare Exchange, LLC	One stop	L + 9.00%	10.00%	03/2020	20,087	19,723	2.7	20,087
GSDM Holdings Corp.	Senior loan	L + 4.25%	5.25%	06/2019	627	624	0.1	627
Hospitalists Management Group, LLC	Senior loan	L + 5.00%	6.77%	05/2018	910	896	0.1	864
Hospitalists Management Group, LLC	Senior loan	L + 5.00%	6.51%	05/2017	3,672	3,608	0.5	3,489
Hospitalists Management Group, LLC	Senior loan	L + 5.00%	6.50%	05/2017	427	421	0.1	406

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
IntegraMed America, Inc.(3)	One stop	L + 7.25%	8.50%	09/2017	$811	$800	0.1%	$811
IntegraMed America, Inc.*ˆ	One stop	L + 7.25%	8.50%	09/2017	15,587	15,376	2.1	15,587
Joerns Healthcare, LLC	One stop	L + 5.00%	6.00%	05/2020	9,794	9,702	1.3	9,782
Maverick Healthcare Group, LLC*	Senior loan	L + 5.50%	7.25%	12/2016	1,989	1,964	0.3	1,949
Northwestern Management Services, LLC	Senior loan	P + 4.00%	7.25%	10/2017	114	104	—	114
Northwestern Management Services, LLC*	Senior loan	L + 5.25%	6.50%	10/2017	3,964	3,913	0.5	3,964
Northwestern Management Services, LLC	Senior loan	L + 5.25%	6.50%	10/2017	47	44	—	47
Onsite Holding Corp.(3)	One stop	L + 5.25%	N/A (4)	06/2020	—	(42)	—	—
Onsite Holding Corp.*ˆ	One stop	L + 5.25%	6.25%	06/2020	26,921	26,696	3.7	26,921
Paradigm Management Services, LLCˆ	Senior loan	L + 4.50%	5.50%	01/2019	2,740	2,719	0.4	2,740
Pentec Acquisition Sub, Inc.(3)	Senior loan	L + 5.25%	N/A (4)	05/2017	—	(2)	—	—
Pentec Acquisition Sub, Inc.*	Senior loan	L + 5.25%	6.50%	05/2018	1,776	1,754	0.2	1,776
Pyramid Healthcare, Inc.(3)	One stop	L + 5.75%	N/A (4)	08/2019	—	(5)	—	(4)
Pyramid Healthcare, Inc.ˆ	One stop	L + 5.75%	6.75%	08/2019	7,607	7,542	1.0	7,550
Radiology Partners, Inc.(3)	One stop	L + 5.00%	N/A (4)	09/2020	—	(8)	—	(8)
Radiology Partners, Inc.*ˆ	One stop	L + 5.00%	6.00%	09/2020	17,209	16,937	2.3	17,037
Radiology Partners, Inc.(3)	One stop	L + 5.00%	N/A (4)	09/2020	—	(46)	—	(46)
Reliant Pro ReHab, LLC	Senior loan	P + 4.00%	7.25%	06/2017	10	3	—	10
Reliant Pro ReHab, LLC*ˆ	Senior loan	L + 5.00%	6.00%	06/2017	7,615	7,547	1.0	7,615
Renaissance Pharma (U.S.) Holdings Inc.	Senior loan	P + 3.00%	6.25%	05/2018	63	59	—	63
Renaissance Pharma (U.S.) Holdings Inc.*ˆ	Senior loan	L + 4.00%	5.00%	05/2018	4,090	4,039	0.6	4,090
Southern Anesthesia and Surgical(3)	One stop	L + 5.50%	N/A (4)	11/2017	—	(10)	—	—
Southern Anesthesia and Surgical	One stop	L + 5.50%	6.50%	11/2017	6,012	5,905	0.8	6,012
Southern Anesthesia and Surgical(3)	One stop	L + 5.50%	N/A (4)	11/2017	—	(40)	—	—
Spear Education, LLC(3)	One stop	L + 5.50%	N/A (4)	08/2019	—	(6)	—	(6)
Spear Education, LLC*ˆ	One stop	L + 5.50%	6.50%	08/2019	6,005	5,961	0.8	5,960
Spear Education, LLC	One stop	L + 5.50%	N/A (4)	08/2019	—	—	—	—

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
Surgical Information Systems, LLCˆ	Senior loan	L + 3.50%	4.51%	09/2018	$2,060	$2,055	0.3%	$2,060
U.S. Anesthesia Partners, Inc.	One stop	L + 5.00%	6.00%	12/2019	6,000	5,970	0.8	5,970
WIL Research Company, Inc.*	Senior loan	L + 4.50%	5.75%	02/2018	776	769	0.1	753
Young Innovations, Inc.(3)	Senior loan	L + 4.25%	N/A (4)	01/2018	—	(3)	—	—
Young Innovations, Inc.*ˆ	Senior loan	L + 4.25%	5.25%	01/2019	5,443	5,412	0.7	5,443
					222,098	219,288	29.6	218,147
Home and Office Furnishings, Housewares, and Durable Consumer
Plano Molding Company, LLCˆ	Senior loan	L + 4.25%	5.25%	10/2018	1,984	1,972	0.3	1,984
WII Components, Inc.	Senior loan	L + 4.50%	N/A (4)	07/2018	—	—	—	—
WII Components, Inc.*	Senior loan	L + 4.50%	5.50%	07/2018	1,183	1,177	0.2	1,177
Zenith Products Corporation	One stop	P + 1.75%	5.00%	09/2013	29	29	—	25
Zenith Products Corporation*	One stop	P + 3.50%	6.75%	09/2013	3,684	3,684	0.3	1,842
					6,880	6,862	0.8	5,028
Insurance
Captive Resources Midco, LLC(3)	One stop	L + 5.00%	N/A (4)	01/2019	—	(16)	—	—
Captive Resources Midco, LLC*ˆ	One stop	L + 5.00%	6.50%	01/2019	19,653	19,477	2.7	19,653
					19,653	19,461	2.7	19,653
Investment Funds and Vehicles
Senior Loan Fund LLC(7)(8)	Subordinated debt	L + 8.00%	8.16%	05/2020	25,589	25,589	3.5	25,589
Leisure, Amusement, Motion Pictures and Entertainment
Competitor Group, Inc.	One stop	P + 6.75%	9.76%	11/2018	884	873	0.1	769
Competitor Group, Inc.*	One stop	L + 8.75%	9.00% cash/1.00% PIK	11/2018	12,807	12,654	1.6	11,526
Octane Fitness, LLC(3)	One stop	L + 5.25%	N/A (4)	10/2018	—	(3)	—	—
Octane Fitness, LLC*	One stop	L + 5.25%	6.50%	10/2018	8,034	8,001	1.1	8,034
Pride Manufacturing Company, LLC*	Senior loan	L + 6.00%	7.75%	11/2015	493	490	0.1	493
Self Esteem Brands, LLC(3)	Senior loan	L + 4.00%	N/A (4)	02/2020	—	(5)	—	—
Self Esteem Brands, LLCˆ	Senior loan	L + 4.00%	5.00%	02/2020	7,462	7,420	1.0	7,462
Starplex Operating, L.L.C.	One stop	P + 6.25%	9.50%	12/2017	311	298	—	311
Starplex Operating, L.L.C.*ˆ	One stop	L + 7.50%	9.00%	12/2017	10,079	9,912	1.4	10,079
Titan Fitness, LLC(3)	One stop	L + 6.50%	N/A (4)	09/2019	—	(22)	—	—
Titan Fitness, LLC*	One stop	L + 6.50%	7.75%	09/2019	13,603	13,340	1.9	13,603

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
Titan Fitness, LLC(3)	One stop	L + 6.50%	N/A (4)	09/2019	$—	$(22)	—%	$—
					53,673	52,936	7.2	52,277
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.	One stop	P + 7.75%	11.00%	10/2017	162	154	—	162
Benetech, Inc.*	One stop	L + 9.00%	10.25%	10/2017	5,020	4,982	0.7	5,020
					5,182	5,136	0.7	5,182
Oil and Gas
Drilling Info, Inc.(3)(5)	One stop	L + 5.00%	N/A (4)	06/2018	—	(1)	—	—
Drilling Info, Inc.(5)ˆ	One stop	L + 5.00%	6.00%	06/2018	1,325	1,315	0.2	1,325
Drilling Info, Inc.(3)(5)	One stop	L + 5.00%	N/A (4)	06/2018	—	(4)	—	—
					1,325	1,310	0.2	1,325
Personal and Non-Durable Consumer Products
Hygenic Corporation, The	Senior loan	P + 3.75%	6.79%	10/2017	142	140	—	142
Hygenic Corporation, The*ˆ	Senior loan	L + 4.75%	6.00%	10/2018	4,538	4,494	0.6	4,538
Massage Envy, LLC(3)	One stop	L + 7.25%	N/A (4)	09/2018	—	(12)	—	—
Massage Envy, LLC*	One stop	L + 7.25%	8.50%	09/2018	15,999	15,735	2.2	15,999
Rug Doctor LLC	Senior loan	L + 5.25%	6.25%	12/2016	465	455	0.1	465
Rug Doctor LLC*	Senior loan	L + 5.25%	6.25%	12/2016	5,365	5,326	0.7	5,365
Team Technologies Acquisition Companyˆ	Senior loan	L + 5.00%	6.25%	12/2017	4,831	4,790	0.7	4,831
Team Technologies Acquisition Company	Senior loan	P + 3.75%	7.00%	12/2017	182	179	—	182
					31,522	31,107	4.3	31,522
Personal, Food and Miscellaneous Services
Affordable Care Inc.(3)	Senior loan	L + 4.75%	N/A (4)	12/2017	—	(2)	—	—
Affordable Care Inc.ˆ	Senior loan	L + 4.75%	6.00%	12/2018	3,347	3,324	0.5	3,347
El Pollo Loco Incˆ	Senior loan	L + 4.25%	5.25%	10/2018	5,149	5,100	0.7	5,168
Focus Brands Inc.ˆ	Second lien	L + 9.00%	10.25%	08/2018	11,194	11,091	1.5	11,306
Ignite Restaurant Group, Inc (Joe’s Crab Shack)ˆ	One stop	L + 7.00%	8.00%	02/2019	6,170	6,080	0.8	6,077
R.G. Barry Corporation*	Senior loan	L + 5.00%	6.00%	09/2019	6,830	6,741	0.9	6,761
Vetcor Merger Sub LLC	One stop	L + 6.50%	7.75%	12/2017	199	194	—	199
Vetcor Merger Sub LLC*ˆ	One stop	L + 6.50%	7.75%	12/2017	5,847	5,805	0.8	5,847
Vetcor Merger Sub LLC(3)	One stop	L + 6.50%	N/A (4)	12/2017	—	(7)	—	—
Vetcor Merger Sub LLCˆ	One stop	L + 6.50%	7.75%	12/2017	371	371	0.1	371
Vetcor Merger Sub LLCˆ	One stop	L + 6.50%	7.75%	12/2017	573	573	0.1	573

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
Vetcor Merger Sub LLCˆ	One stop	L + 6.50%	7.75%	12/2017	$384	$384	0.1%	$384
					40,064	39,654	5.5	40,033
Printing and Publishing
Market Track, LLC(3)	One stop	L + 6.00%	N/A (4)	10/2019	—	(18)	—	—
Market Track, LLC*ˆ	One stop	L + 6.00%	7.25%	10/2019	29,270	29,024	4.0	29,270
Market Track, LLC	One stop	L + 6.00%	7.25%	10/2019	1,217	1,199	0.2	1,217
					30,487	30,205	4.2	30,487
Retail Stores
Benihana, Inc.(3)	One stop	L + 5.50%	N/A (4)	07/2018	—	(61)	—	—
Benihana, Inc.*ˆ	One stop	P + 4.25%	7.50%	01/2019	15,554	15,145	2.1	15,554
Boot Barn, Inc.*ˆ	One stop	L + 5.75%	7.00%	05/2019	24,430	24,143	3.3	24,430
Boot Barn, Inc.*	One stop	L + 5.75%	7.00%	05/2019	7,726	7,657	1.1	7,726
Capital Vision Services, LLC	One stop	P + 6.25%	9.50%	12/2017	475	466	0.1	475
Capital Vision Services, LLC*ˆ	One stop	L + 7.25%	8.50%	12/2017	15,354	15,219	2.1	15,354
Capital Vision Services, LLCˆ	One stop	L + 7.25%	8.50%	12/2017	1,231	1,219	0.2	1,231
Capital Vision Services, LLC	One stop	L + 7.25%	8.50%	12/2017	1,459	1,453	0.2	1,459
DentMall MSO, LLC	One stop	L + 5.00%	6.00%	07/2019	179	153	—	179
DentMall MSO, LLC	One stop	L + 5.00%	6.00%	07/2019	10,354	10,257	1.4	10,354
DTLR, Inc.*ˆ	One stop	L + 8.00%	11.00%	12/2015	15,892	15,824	2.2	15,892
Express Oil Change, LLC	Senior loan	L + 4.75%	6.33%	12/2017	221	219	—	221
Express Oil Change, LLC*	Senior loan	P + 3.50%	6.75%	12/2017	1,945	1,932	0.3	1,945
Express Oil Change, LLC	Senior loan	P + 3.50%	6.75%	12/2017	110	109	—	110
Floor & Decor Outlets of America, Inc.*ˆ	One stop	L + 6.50%	7.75%	05/2019	11,244	11,137	1.5	11,244
Marshall Retail Group, LLC, The(3)	One stop	L + 6.00%	N/A (4)	08/2019	—	(27)	—	(22)
Marshall Retail Group, LLC, The(3)	One stop	L + 6.00%	N/A (4)	08/2020	—	(11)	—	(9)
Marshall Retail Group, LLC, Theˆ	One stop	L + 6.00%	7.00%	08/2020	12,424	12,271	1.7	12,299
Paper Source, Inc.	One stop	P + 5.00%	7.92%	09/2018	508	498	0.1	508
Paper Source, Inc.*ˆ	One stop	L + 6.25%	7.25%	09/2018	12,576	12,476	1.7	12,576
Restaurant Holding Company, LLC	Senior loan	L + 7.75%	8.75%	02/2019	4,976	4,932	0.6	4,429
Rubio’s Restaurants, Inc*ˆ	Senior loan	L + 4.75%	6.00%	11/2018	9,376	9,369	1.3	9,376
Sneaker Villa, Inc.	One stop	P + 7.00%	11.50%	12/2017	1,002	984	0.1	1,002
Sneaker Villa, Inc.	One stop	L + 8.50%	10.00%	12/2017	4,433	4,340	0.6	4,433
Sneaker Villa, Inc.ˆ	One stop	L + 8.50%	10.00%	12/2017	627	617	0.1	627

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
Sneaker Villa, Inc.ˆ	One stop	L + 8.50%	10.00%	12/2017	$1,237	$1,221	0.2%	$1,237
Sneaker Villa, Inc.(3)	One stop	L + 8.50%	N/A (4)	12/2017	—	(16)	—	—
Sneaker Villa, Inc.ˆ	One stop	L + 8.50%	10.00%	12/2017	4,260	4,219	0.6	4,217
Sneaker Villa, Inc.	One stop	L + 8.50%	10.00%	12/2017	752	727	0.1	727
Specialty Catalog Corp.(3)	One stop	L + 6.00%	N/A (4)	07/2017	—	(5)	—	—
Specialty Catalog Corp.	One stop	L + 6.00%	7.50%	07/2017	4,658	4,623	0.6	4,658
Vision Source L.P.	One stop	L + 6.00%	7.25%	08/2019	273	270	—	270
Vision Source L.P.*ˆ	One stop	L + 6.00%	7.00%	08/2019	17,759	17,645	2.4	17,671
					181,035	179,005	24.6	180,173
Telecommunications
Arise Virtual Solutions, Inc.(3)	One stop	L + 6.00%	N/A (4)	12/2018	—	(11)	—	—
Arise Virtual Solutions, Inc.*ˆ	One stop	L + 6.00%	7.25%	12/2018	13,869	13,753	1.9	13,869
Hosting.com Inc.(3)	Senior loan	L + 4.50%	N/A (4)	12/2017	—	(1)	—	—
Hosting.com Inc.*	Senior loan	L + 4.50%	5.75%	12/2017	861	851	0.1	861
ITC Global, Inc.(3)	One stop	L + 6.75%	7.75%	07/2018	289	277	—	289
ITC Global, Inc.*	One stop	L + 6.75%	7.75%	07/2018	8,345	8,274	1.1	8,345
ITC Global, Inc.ˆ	One stop	L + 6.75%	7.75%	07/2018	1,423	1,411	0.2	1,423
					24,787	24,554	3.3	24,787
Textile and Leather
5.11, Inc.*ˆ	Senior loan	L + 5.00%	6.00%	02/2020	1,031	1,026	0.1	1,032
Southern Tide, LLC(3)	One stop	L + 6.75%	N/A (4)	06/2019	—	(8)	—	—
Southern Tide, LLCˆ	One stop	L + 6.75%	7.75%	06/2019	4,096	4,057	0.6	4,096
					5,127	5,075	0.7	5,128
Utilities
PowerPlan Consultants, Inc.(3)	Senior loan	L + 4.25%	N/A (4)	10/2018	—	(1)	—	—
PowerPlan Consultants, Inc.*ˆ	Senior loan	L + 4.25%	5.26%	10/2019	3,583	3,538	0.5	3,583
					3,583	3,537	0.5	3,583
Total debt investments United States					$1,309,570	$1,293,046	176.4%	$1,292,851
Fair Value as a percentage of Principal Amount								98.7%

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Shares/ Contracts	Cost	Percentage of Net Assets	Fair Value
Equity Investments(9)
Aerospace and Defense
NTS Technical Systems	Common stock	N/A	N/A	N/A	2	$1,506	0.2%	$1,597
Tresys Technology Holdings, Inc.	Common stock	N/A	N/A	N/A	295	295	—	3
Whitcraft LLC	Common stock	N/A	N/A	N/A	1	670	0.1	409
Whitcraft LLC	Warrant	N/A	N/A	N/A	—	—	—	80
						2,471	0.3	2,089
Automobile
K&N Engineering, Inc.	Preferred stock A	N/A	N/A	N/A	—	—	—	9
K&N Engineering, Inc.	Preferred stock B	N/A	N/A	N/A	—	—	—	9
K&N Engineering, Inc.	Common stock	N/A	N/A	N/A	—	—	—	69
						—	—	87
Beverage, Food and Tobacco
Atkins Nutritionals, Inc.	LLC interest	N/A	N/A	N/A	57	746	0.2	1,038
C. J. Foods, Inc.	Common stock	N/A	N/A	N/A	157	157	—	157
First Watch Restaurants, Inc.	Common stock	N/A	N/A	N/A	8	816	0.1	908
Goode Seed Co-Invest, LLC	LLC units	N/A	N/A	N/A	356	356	0.1	408
Julio & Sons Company	LLC interest	N/A	N/A	N/A	521	521	0.1	445
Northern Brewer, LLC	LLC interest	N/A	N/A	N/A	438	362	—	8
Richelieu Foods, Inc.	LP interest	N/A	N/A	N/A	220	220	—	166
Tate’s Bake Shop, Inc.	LP interest	N/A	N/A	N/A	—	462	0.1	462
Uinta Brewing Company	LP interest	N/A	N/A	N/A	—	462	0.1	462
						4,102	0.7	4,054
Buildings and Real Estate
Brooks Equipment Company, LLC	Common stock	N/A	N/A	N/A	102	1,021	0.1	1,021
Containers, Packaging and Glass
Packaging Coordinators, Inc.	Common stock	N/A	N/A	N/A	25	2,065	0.3	2,536
Packaging Coordinators, Inc.	Common stock	N/A	N/A	N/A	48	1,563	0.3	2,212
						3,628	0.6	4,748

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Shares/ Contracts	Cost	Percentage of Net Assets	Fair Value
Diversified Conglomerate Manufacturing
Chase Industries, Inc.	Common stock	N/A	N/A	N/A	1	$1,186	0.2%	$1,186
ICCN Acquisition Corp.	Preferred stock	N/A	N/A	N/A	—	162	—	172
ICCN Acquisition Corp.	Common stock	N/A	N/A	N/A	—	—	—	2
Oasis Outsourcing Holdings, Inc.	LLC interest	N/A	N/A	N/A	1,088	860	0.2	1,679
Sunless Merger Sub, Inc.	LP interest	N/A	N/A	N/A	—	160	—	4
TIDI Products, LLC	LLC units	N/A	N/A	N/A	315	157	0.1	263
						2,525	0.5	3,306
Diversified Conglomerate Service
Daxko, LLC	LLC units	N/A	N/A	N/A	219	219	—	230
Marathon Data Operating Co., LLC	Preferred stock	N/A	N/A	N/A	1	264	0.1	604
Marathon Data Operating Co., LLC	Common stock	N/A	N/A	N/A	1	264	—	57
Navex Global, Inc.	LP interest	N/A	N/A	N/A	—	666	0.2	1,604
PC Helps Support, LLC	Common stock	N/A	N/A	N/A	1	7	—	—
PC Helps Support, LLC	Preferred stock	N/A	N/A	N/A	—	61	—	70
Secure-24, LLC	LLC units	N/A	N/A	N/A	263	263	0.1	275
						1,744	0.4	2,840
Electronics
ECI Acquisition Holdings, Inc.	Common stock	N/A	N/A	N/A	9	873	0.1	966
Sparta Holding Corporation	Common stock	N/A	N/A	N/A	1	567	0.1	567
Sparta Holding Corporation	Common stock	N/A	N/A	N/A	235	6	—	6
						1,446	0.2	1,539
Grocery
MyWebGrocer, Inc.	LLC units	N/A	N/A	N/A	1,315	1,322	0.2	1,322
Healthcare, Education and Childcare
Advanced Pain Management Holdings, Inc.	Common stock	N/A	N/A	N/A	67	67	0.1	768
Advanced Pain Management Holdings, Inc.	Preferred stock	N/A	N/A	N/A	8	829	0.1	901

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Shares/ Contracts	Cost	Percentage of Net Assets	Fair Value
Avatar International, LLC	LP interest	N/A	N/A	N/A	1	$741	—%	$3
California Cryobank, LLC	Common stock	N/A	N/A	N/A	—	28	—	28
California Cryobank, LLC	Common stock	N/A	N/A	N/A	—	—	—	—
Certara L.P.	LP interest	N/A	N/A	N/A	—	635	0.1	679
Dialysis Newco, Inc.	LLC units	N/A	N/A	N/A	871	—	0.2	1,557
Encore Rehabilitation Services, LLC	LLC interest	N/A	N/A	N/A	270	270	0.1	783
G & H Wire Company, Inc.	LP interest	N/A	N/A	N/A	—	102	—	124
Global Healthcare Exchange, LLC	Common stock	N/A	N/A	N/A	—	4	—	31
Global Healthcare Exchange, LLC	Preferred stock	N/A	N/A	N/A	—	398	0.1	418
Hospitalists Management Group, LLC	Common stock	N/A	N/A	N/A	—	38	—	4
IntegraMed America, Inc.	Common stock	N/A	N/A	N/A	1	701	0.1	701
Northwestern Management Services, LLC	Common stock	N/A	N/A	N/A	3	3	—	49
Northwestern Management Services, LLC	LLC units	N/A	N/A	N/A	0	249	0.1	285
Pentec Acquisition Sub, Inc.	Preferred stock	N/A	N/A	N/A	1	116	—	83
Radiology Partners, Inc.	LLC units	N/A	N/A	N/A	43	85	—	85
Reliant Pro ReHab, LLC	Preferred stock	N/A	N/A	N/A	2	183	0.1	883
Southern Anesthesia and Surgical	Common stock	N/A	N/A	N/A	487	487	0.1	697
Spear Education, LLC	Preferred stock	N/A	N/A	N/A	—	86	—	86
Spear Education, LLC	Common stock	N/A	N/A	N/A	1	1	—	1
Surgical Information Systems, LLC	Common stock	N/A	N/A	N/A	4	414	0.1	554
Young Innovations, Inc.	Preferred stock	N/A	N/A	N/A	—	236	—	277
						5,673	1.2	8,997

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Shares/ Contracts	Cost	Percentage of Net Assets	Fair Value
Home and Office Furnishings, Housewares, and Durable Consumer
Top Knobs USA, Inc.	Common stock	N/A	N/A	N/A	3	$35	—%	$213
Insurance
Captive Resources Midco, LLC	LLC units	N/A	N/A	N/A	1	86	—	191
Investment Funds and Vehicles
Senior Loan Fund LLC(7)(8)	LLC interest	N/A	N/A	N/A	9,318	9,318	1.3	9,242
Leisure, Amusement, Motion Pictures and Entertainment
Competitor Group, Inc.	LLC interest	N/A	N/A	N/A	708	713	—	43
LMP TR Holdings, LLC	LLC units	N/A	N/A	N/A	712	712	0.1	712
Starplex Operating, L.L.C.	Common stock	N/A	N/A	N/A	1	183	—	241
Titan Fitness, LLC	Common stock	N/A	N/A	N/A	6	582	0.1	649
						2,190	0.2	1,645
Personal and Non-Durable Consumer Products
Hygenic Corporation, The	LP interest	N/A	N/A	N/A	1	61	—	116
Massage Envy, LLC	LLC interest	N/A	N/A	N/A	749	749	0.1	757
Team Technologies Acquisition Company	Common stock	N/A	N/A	N/A	—	148	—	225
						958	0.1	1,098
Personal Transportation
PODS Funding Corp. II	Warrant	N/A	N/A	N/A	271	—	0.2	1,599
Personal, Food and Miscellaneous Services
R.G. Barry Corporation	Preferred stock	N/A	N/A	N/A	—	161	—	161
Printing and Publishing
Market Track, LLC	Preferred stock	N/A	N/A	N/A	—	145	—	178
Market Track, LLC	Common stock	N/A	N/A	N/A	1	145	0.1	245
						290	0.1	423

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Shares/ Contracts	Cost	Percentage of Net Assets	Fair Value
Retail Stores
Barcelona Restaurants, LLC(8)(10)	LP interest	N/A	N/A	N/A	1,996	$1,996	0.4%	$3,080
Benihana, Inc.	LLC units	N/A	N/A	N/A	43	699	0.1	747
Capital Vision Services, LLC	LLC interest	N/A	N/A	N/A	402	17	0.1	520
DentMall MSO, LLC	Common stock	N/A	N/A	N/A	2	—	—	—
DentMall MSO, LLC	Preferred stock	N/A	N/A	N/A	2	97	—	97
Express Oil Change, LLC	LLC interest	N/A	N/A	N/A	81	81	—	79
Marshall Retail Group LLC, The	Common stock	N/A	N/A	N/A	15	154	—	154
Paper Source, Inc.	LLC interest	N/A	N/A	N/A	8	1,387	0.2	1,417
PetPeople Enterprise, LLC	LP interest	N/A	N/A	N/A	889	889	0.1	889
Rubio’s Restaurants, Inc.	Preferred stock	N/A	N/A	N/A	199	945	0.2	1,430
Sneaker Villa, Inc.	LLC interest	N/A	N/A	N/A	4	411	0.1	511
Vision Source L.P.	Common stock	N/A	N/A	N/A	9	386	0.1	760
Vision Source L.P.	Common stock	N/A	N/A	N/A	—	—	—	—
						7,062	1.3	9,684
Telecommunications
ITC Global, Inc.	Preferred stock	N/A	N/A	N/A	17	311	0.1	311
Textiles and Leather
Southern Tide, LLC	LLC interest	N/A	N/A	N/A	2	191	—	191
Total equity investments United States						$44,534	7.5%	$54,761
Total United States						$1,337,580	183.9%	$1,347,612
Total Investments						$1,337,580	183.9%	$1,347,612
Cash, Restricted Cash and Cash Equivalents
Cash and Restricted Cash						$42,744	5.8%	$42,744
US Bank Money Market Account (cusip 9AMMF05B2)						37,199	5.1	37,199
Total Cash, Restricted Cash and Cash Equivalents						$79,943	10.9%	$79,943
Total Investments and Cash, Restricted Cash and Cash Equivalents						$1,417,523	194.80%	$1,427,555

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (Continued)
September 30, 2014
(In thousands)

*	Denotes that all or a portion of the loan secures the notes offered in the 2010 Debt Securitization (as defined in Note 7).
ˆ	Denotes that all or a portion of the loan secures the notes offered in the 2014 Debt Securitization (as defined in Note 7).
(1)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and which reset daily, quarterly or semiannually. For each, the Company has provided the spread over LIBOR or Prime and the weighted average current interest rate in effect as of September 30, 2014. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.
(2)	For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of September 30, 2014.
(3)	The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(4)	The entire commitment was unfunded as of September 30, 2014. As such, no interest is being earned on this investment.
(5)	The sale of a portion of this loan does not qualify for sale accounting under ASC Topic 860 — Transfers and Servicing, and therefore, the entire one stop loan asset remains in the Consolidated Schedule of Investments. (See Note 7 in the accompanying notes to the consolidated financial statements.)
(6)	Loan was on non-accrual status as of September 30, 2014, meaning that the Company has ceased recognizing interest income on the loan.
(7)	As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and “Control” this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). See Note 5 in the accompanying notes to the consolidated financial statements for transactions during the year ended September 30, 2014 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control.
(8)	The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(9)	Non-income producing securities.
(10)	As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of the portfolio company as the Company along with affiliated entities owns five percent or more of the portfolio company’s voting securities. See Note 5 in the accompanying notes to the financial statements for transactions during the year ended September 30, 2014 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to control).

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 1. Organization

Golub Capital BDC, Inc. (“GBDC” and, collectively with its subsidiaries, the “Company”) is an externally managed, closed-end, non-diversified management investment company. GBDC has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for U.S. federal income tax purposes, GBDC has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company’s investment strategy is to invest primarily in senior secured, one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans), second lien and subordinated (a loan that ranks senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) loans of, and warrants and minority equity securities in, U.S. middle market companies that are, in most cases, sponsored by private equity firms. The Company has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with GC Advisors LLC (the “Investment Adviser”), under which the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. Under an administration agreement (the “Administration Agreement”) the Company is provided with certain services by an administrator (the “Administrator”), which is currently Golub Capital LLC.

Note 2. Significant Accounting Policies and Recent Accounting Updates

Basis of presentation:  The Company is an investment company as defined in the accounting and reporting guidance under Accounting Standards Codification (“ASC”) Topic 946 — Financial Services —  Investment Companies (“ASC Topic 946”).

The accompanying interim consolidated financial statements of the Company and related financial information have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by GAAP for annual financial statements. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications consisting solely of normal accruals that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated. Certain prior period amounts have been reclassified to conform to the current period presentation.

Fair value of financial instruments:  The Company applies fair value to all of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity-specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Significant Accounting Policies and Recent Accounting Updates  – (continued)

Any changes to the valuation methodology are reviewed by management and the Company’s board of directors (the “Board”) to confirm that the changes are appropriate. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies. See further description of fair value methodology in Note 6.

Use of estimates:  The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation:  As provided under Regulation S-X and ASC Topic 946, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly-owned subsidiaries in its consolidated financial statements. The Company does not consolidate its noncontrolling interest in Senior Loan Fund LLC (“SLF”). See further description of the Company’s investment in SLF in Note 4.

Assets related to transactions that do not meet ASC Topic 860 — Transfers and Servicing (“ASC Topic 860”) requirements for accounting sale treatment are reflected in the Company’s consolidated statements of financial condition as investments. Those assets are owned by special purpose entities, including Golub Capital BDC 2010-1 LLC (“2010 Issuer”), Golub Capital BDC CLO 2014 LLC (“2014 Issuer”), Golub Capital BDC Funding LLC (“Funding”) and Golub Capital BDC Revolver Funding, LLC (“Revolver Funding”), that are consolidated in the Company’s consolidated financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of GBDC (or any affiliate of GBDC).

Cash and cash equivalents:  Cash and cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Company deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Restricted cash and cash equivalents:  Restricted cash and cash equivalents include amounts that are collected and are held by trustees who have been appointed as custodians of the assets securing certain of the Company’s financing transactions. Restricted cash is held by the trustees for payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets. In addition, restricted cash and cash equivalents include amounts held within the Company’s small business investment companies (“SBICs”). The amounts held within the SBICs are generally restricted to the originations of new loans from the SBICs and the payment of U.S. Small Business Administration (“SBA”) debentures and related interest expense.

Revenue recognition:

Investments and related investment income:  Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments. For the three months ended December 31, 2014 and 2013, the Company earned interest of $27,319 and $24,563, respectively. As of December 31, 2014 and September 30, 2014, the Company had interest receivable of $6,185 and $5,791, respectively.

Loan origination fees, original issue discount and market discount or premium are capitalized, and the Company accretes or amortizes such amounts over the life of the loan as interest income. For the three months ended December 31, 2014 and 2013, interest income included $1,670 and $1,908, respectively, of accretion of discounts. For the three months ended December 31, 2014 and 2013, the Company received loan origination fees of $3,062 and $2,982, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Significant Accounting Policies and Recent Accounting Updates  – (continued)

For investments with contractual payment-in-kind (“PIK”) interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, the Company will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. For the three months ended December 31, 2014, the Company recorded PIK income of $502 and received PIK payments in cash of $201. For the three months ended December 31, 2013, the Company recorded PIK income of $413 and received PIK payments in cash of $1,750.

In addition, the Company may generate revenue in the form of amendment, structuring or due diligence fees, fees for providing managerial assistance, consulting fees and prepayment premiums on loans. The Company records these fees as fee income when received. All other income is recorded into income when earned. For the three months ended December 31, 2014 and 2013, fee income included $147 and $1,000, respectively, of prepayment premiums.

For the three months ended December 31, 2014 and 2013, the Company received interest and fees in cash, which excludes capitalized loan origination fees, in the amounts of $25,156 and $25,130, respectively.

Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) investments is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Company will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment. For the three months ended December 31, 2014, the Company recorded dividend income of $18 and return of capital distributions of $8. For the three months ended December 31, 2013, the Company recorded dividend income of $16 and return of capital distributions of $1,350.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Non-accrual loans:  A loan may be left on accrual status during the period the Company is pursuing repayment of the loan. Management reviews all loans that become 90 days or more past due on principal and interest, or when there is reasonable doubt that principal or interest will be collected, for possible placement on non-accrual status. When a loan is placed on non-accrual status, unpaid interest credited to income is reversed. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, payments are likely to remain current. The total fair value of non-accrual loans was $2,233 and $5 as of December 31, 2014 and September 30, 2014, respectively.

Partial loan sales:  The Company follows the guidance in ASC Topic 860 when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest”, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s consolidated statements of financial condition and the proceeds are recorded as a

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Significant Accounting Policies and Recent Accounting Updates  – (continued)

secured borrowing until the definition is met. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value. See Note 7 for additional information.

Income taxes:  The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each tax year. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to its stockholders.

Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions, and would distribute such taxable income in the next tax year. The Company would then pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three months ended December 31, 2014 and 2013, no amount was recorded for U.S. federal excise tax.

The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC Topic 740”). ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material uncertain income tax positions through December 31, 2014. The 2011 through 2014 tax years remain subject to examination by U.S. federal and most state tax authorities.

Dividends and distributions:  Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend or distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes and the Company declares a cash distribution, then stockholders who have not “opted out” of the DRIP will have their cash distribution automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividend. The Company may use newly issued shares under the guidelines of the DRIP (if the Company’s shares are trading at a premium to net asset value), or the Company may purchase shares in the open market in connection with the obligations under the plan. In particular, if the Company’s shares are trading at a significant discount to net asset value and the Company is otherwise permitted under applicable law to purchase such shares, the Company intends to purchase shares in the open market in connection with any obligations under the DRIP.

In the event the market price per share of the Company’s common stock on the date of a distribution exceeds the most recently computed net asset value per share of the common stock, the Company will issue shares of common stock to participants in the DRIP at the greater of the most recently computed net asset value per share of common stock or 95% of the current market price per share of common stock (or such lesser discount to the current market price per share that still exceeds the most recently computed net asset value per share of common stock).

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Significant Accounting Policies and Recent Accounting Updates  – (continued)

Share Repurchase Plan:  On August 5, 2014, the Board approved a share repurchase program (the “Program”) which allows the Company to repurchase up to $50,000 of the Company’s outstanding common stock on the open market at prices below the Company’s NAV as reported in its then most recently published consolidated financial statements. The Program may be implemented at the discretion of management. The shares may be purchased from time to time at prevailing market prices, through open market transactions, including block transactions. The Company did not make any repurchases of its common stock during the three months ended December 31, 2014.

Deferred financing costs:  Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. As of December 31, 2014 and September 30, 2014, the Company had deferred financing costs of $9,436 and $9,515, respectively. These amounts are amortized and included in interest expense in the consolidated statements of operations over the estimated average life of the borrowings. Amortization expense for the three months ended December 31, 2014 and 2013 was $1,047 and $439, respectively.

Deferred offering costs:  Deferred offering costs consist of fees paid in relation to legal, accounting, regulatory and printing work completed in preparation of equity offerings. Deferred offering costs are charged against the proceeds from equity offerings when received. As of December 31, 2014 and September 30, 2014, deferred offering costs, which are included in other assets on the consolidated statements of financial condition, were $247 and $247, respectively.

Recent accounting pronouncements:  In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This guidance is effective for annual and interim reporting periods beginning after December 15, 2016, and early application is not permitted. The Company is currently evaluating the impact this ASU will have on its consolidated financial statements.

In August 2014, FASB issued ASU 2014-13, Consolidation (Topic 810): Measuring the Financial Assets and Financial Liabilities of a Consolidated Collateralized Financing Entity, containing new guidance for fair valuing the financial assets and financial liabilities of a consolidate collateralized financing entity. This guidance is effective for annual and interim periods beginning after December 15, 2015. The Company is currently evaluating the impact this ASU will have on its consolidated financial statements.

Note 3. Related Party Transactions

Investment Advisory Agreement:  Under the Investment Advisory Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, GBDC. The Board most recently reapproved the Investment Advisory Agreement in May 2014. The Investment Adviser is a registered investment adviser with the Securities and Exchange Commission (the “SEC”). The Investment Adviser receives fees for providing services, consisting of two components, a base management fee and an Incentive Fee (as defined below).

The base management fee is calculated at an annual rate equal to 1.375% of average adjusted gross assets at the end of the two most recently completed calendar quarters (including assets purchased with borrowed funds and securitization-related assets, leverage, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) and is payable quarterly in arrears. Additionally, the Investment Adviser is voluntarily excluding assets funded with secured borrowing proceeds from the base management fee. The base management fee is adjusted, based on the actual number of

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions  – (continued)

days elapsed relative to the total number of days in such calendar quarter, for any share issuances or repurchases during such calendar quarter. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase (which is different than the GAAP definition, which defines cash equivalents as U.S. government securities and commercial paper instruments maturing within 90 days of purchase). To the extent that the Investment Adviser or any of its affiliates provides investment advisory, collateral management or other similar services to a subsidiary of the Company, the base management fee will be reduced by an amount equal to the product of (1) the total fees paid to the Investment Adviser by such subsidiary for such services and (2) the percentage of such subsidiary’s total equity, including membership interests and any class of notes not exclusively held by one or more third parties, that is owned, directly or indirectly, by the Company.

The Company has structured the calculation of the Incentive Fee to include a fee limitation such that an Incentive Fee for any quarter can only be paid to the Investment Adviser if, after such payment, the cumulative Incentive Fees paid to the Investment Adviser since April 13, 2010, the effective date of the Company’s election to become a BDC, would be less than or equal to 20.0% of the Company’s Cumulative Pre-Incentive Fee Net Income (as defined below).

The Company accomplishes this limitation by subjecting each quarterly Incentive Fee payable under the Income and Capital Gain Incentive Fee Calculation (as defined below) to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in any quarter is equal to the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income and (b) cumulative Incentive Fees of any kind paid to the Investment Adviser by GBDC since April 13, 2010. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, no Incentive Fee would be payable in that quarter. If, for any relevant period, the Incentive Fee Cap calculation results in the Company paying less than the amount of the Incentive Fee calculated above, then the difference between the Incentive Fee and the Incentive Fee Cap will not be paid by GBDC and will not be received by the Investment Adviser as an Incentive Fee either at the end of such relevant period or at the end of any future period. “Cumulative Pre-Incentive Fee Net Income” is equal to the sum of (a) Pre-Incentive Fee Net Investment Income (as defined below) for each period since April 13, 2010 and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since April 13, 2010.

“Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Investment Advisory Agreement and the Administration Agreement, any expenses of securitizations and any interest expense and dividends paid on any outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash.

Incentive Fees are calculated and payable quarterly in arrears (or, upon termination of the Investment Advisory Agreement, as of the termination date).

The income and capital gains incentive fee calculation (the “Income and Capital Gain Incentive Fee Calculation”) has two parts, the income component (the “Income Incentive Fee”) and the capital gains component (the “Capital Gain Incentive Fee” and, together with the Income Incentive Fee, the “Incentive Fee”). The Income Incentive Fee is calculated quarterly in arrears based on the Company’s Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions  – (continued)

For the three months ended December 31, 2014 and 2013, the Income Incentive Fee incurred was $932 and $3,032, respectively.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the Income Incentive Fee, it is possible that an Incentive Fee may be calculated under this formula with respect to a period in which the Company has incurred a loss. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a calendar quarter, the Income Incentive Fee will result in a positive value and an Incentive Fee will be paid unless the payment of such Incentive Fee would cause the Company to pay Incentive Fees on a cumulative basis that exceed the Incentive Fee Cap. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any Incentive Fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% quarterly. If market interest rates rise, the Company may be able to invest funds in debt instruments that provide for a higher return, which would increase Pre-Incentive Fee Net Investment Income and make it easier for the Investment Adviser to surpass the fixed hurdle rate and receive an Incentive Fee based on such net investment income.

The Company’s Pre-Incentive Fee Net Investment Income used to calculate this part of the Incentive Fee is also included in the amount of its total assets (excluding cash and cash equivalents but including assets purchased with borrowed funds and securitization-related assets, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian) used to calculate the 1.375% base management fee annual rate.

The Company calculates the Income Incentive Fee with respect to its Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:

•	Zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;
•	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. This portion of the Company’s Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) is referred to as the “catch-up” provision. The catch-up is meant to provide the Investment Adviser with 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any calendar quarter; and
•	20.0% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

The sum of these calculations yields the “Income Incentive Fee”. This amount is appropriately adjusted for any share issuances or repurchases during the quarter.

The Capital Gain Incentive Fee equals (a) 20.0% of the Company’s Capital Gain Incentive Fee Base (as defined below), if any, calculated in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), which commenced with the calendar year ending December 31, 2010, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. On August 5, 2014, the Company amended the Investment Advisory Agreement, effective as of June 30, 2014, to provide that the Capital Gain Incentive Fee Base is reduced by the amount of any unamortized deferred financing costs, if and to the degree that such costs exceed unrealized capital appreciation. The Company’s “Capital Gain Incentive Fee Base” equals (1) the sum of (i) realized capital gains, if any, on a cumulative positive basis from the date the Company elected to become a BDC through the end of each calendar year,

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions  – (continued)

(ii) all realized capital losses on a cumulative basis and (iii) all unrealized capital depreciation on a cumulative basis less (2) all unamortized deferred financing costs, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis.

•	The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company’s portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.
•	The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.
•	The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company’s portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

The Capital Gain Incentive Fee payable as calculated under the Investment Advisory Agreement (as described above) for the three months ended December 31, 2014 and 2013 was $0 for each period. However, in accordance with GAAP, we are required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis, as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. If the Capital Gain Incentive Fee Base, adjusted as required by GAAP to include unrealized appreciation, is positive at the end of a period, then GAAP requires the Company to accrue a capital gain Incentive fee equal to 20% of such amount, less the aggregate amount of the actual Capital Gain Incentive Fees paid and capital gain incentive fees accrued under GAAP in all prior periods. If such amount is negative, then there is no accrual for such period. The resulting accrual under GAAP in a given period may result in additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. There can be no assurance that such unrealized capital appreciation will be realized in the future. Since inception through December 31, 2014, the Company has not made any Capital Gain Incentive Fee payments. For the three months ended December 31, 2014 and 2013, the Company accrued a capital gain incentive fee under GAAP of $139 and $0, respectively.

The sum of the Income Incentive Fee and the Capital Gain Incentive Fee is the “Incentive Fee.”

As described above, the Incentive Fee will not be paid at any time if, after such payment, the cumulative Incentive Fees paid to date would be greater than the Incentive Fee Cap.

Administration Agreement:  Under the Administration Agreement, the Administrator furnishes GBDC with office facilities and equipment, provides GBDC with clerical, bookkeeping and record keeping services at such facilities and provides GBDC with other administrative services as the Administrator, subject to review by the Board, determines necessary to conduct the Company’s day-to-day operations. GBDC reimburses the Administrator the allocable portion (subject to the review and approval of the Board) of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, fees and expenses associated with performing compliance functions and GBDC’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs. The Board reviews such expenses to determine that these expenses are reasonable and comparable to administrative services charged by unaffiliated third party asset managers. Under the Administration Agreement, the Administrator also provides on the Company’s behalf significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance and will be paid an additional amount based on the cost of the services provided, not to exceed the amount the Company receives from such portfolio companies.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions  – (continued)

Included in accounts payable and accrued expenses is $607 and $548 as of December 31, 2014 and September 30, 2014, respectively, for accrued allocated shared services under the Administration Agreement. The administrative service fee expense under the Administration Agreement for the three months ended December 31, 2014 and 2013 was $607 and $582, respectively.

Other related party transactions:  The Administrator pays for certain unaffiliated third-party expenses incurred by the Company. Such expenses include postage, printing, office supplies and rating agency fees. These expenses are not marked-up and represent the same amount the Company would have paid had the Company paid the expenses directly. These expenses are subsequently reimbursed in cash.

Total expenses reimbursed to the Administrator during the three months ended December 31, 2014 and 2013 were $156 and $323, respectively.

As of December 31, 2014 and September 30, 2014, included in accounts payable and accrued expenses were $302 and $156, respectively, for accrued expenses paid on behalf of the Company by the Administrator.

During the three months ended December 31, 2014 and 2013, the Company sold $15,825 and $0, respectively, of investments to SLF at fair value.

Note 4. Investments

Investments as of December 31, 2014 and September 30, 2014 consisted of the following:

	As of December 31, 2014			As of September 30, 2014
	Par	Cost	Fair Value	Par	Cost	Fair Value
Senior secured	$251,822	$248,688	$245,689	$268,136	$265,042	$262,859
One stop	1,019,488	1,005,455	1,005,954	952,359	939,765	940,729
Second lien	59,903	59,130	59,457	59,902	59,086	59,964
Subordinated debt	3,584	3,565	3,724	3,584	3,564	3,710
Subordinated notes in SLF(1)	28,871	28,871	28,871	25,589	25,589	25,589
LLC equity interests in SLF(1)	N/A	10,937	10,834	N/A	9,318	9,242
Equity	N/A	35,159	46,197	N/A	35,216	45,519
Total	$1,363,668	$1,391,805	$1,400,726	$1,309,570	$1,337,580	$1,347,612

(1)	SLF’s proceeds from the subordinated notes and LLC equity interests invested in SLF were utilized by SLF to invest in senior secured loans.

The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments in portfolio companies. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	As of December 31, 2014		As of September 30, 2014
Cost:
United States
Mid-Atlantic	$312,180	22.4%	$306,582	22.9%
Midwest	283,557	20.4	274,923	20.6
West	272,259	19.6	288,915	21.6
Southeast	330,084	23.7	283,935	21.2
Southwest	115,857	8.3	116,105	8.7
Northeast	77,868	5.6	67,120	5.0
Total	$1,391,805	100.0%	$1,337,580	100.0%

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

	As of December 31, 2014		As of September 30, 2014
Fair Value:
United States
Mid-Atlantic	$307,130	21.9%	$302,159	22.4%
Midwest	287,231	20.5	278,527	20.7
West	274,042	19.6	291,587	21.6
Southeast	333,988	23.8	288,565	21.4
Southwest	118,187	8.5	117,923	8.8
Northeast	80,148	5.7	68,851	5.1
Total	$1,400,726	100.0%	$1,347,612	100.0%

The industry compositions of the portfolio at cost and fair value were as follows:

	As of December 31, 2014		As of September 30, 2014
Cost:
Aerospace and Defense	$73,787	5.3%	$75,696	5.6%
Automobile	10,731	0.8	14,630	1.1
Banking	17,469	1.3	17,292	1.3
Beverage, Food and Tobacco	115,617	8.3	119,912	9.0
Buildings and Real Estate	32,858	2.4	28,502	2.1
Cargo Transport	1,939	0.2	1,942	0.1
Containers, Packaging and Glass	31,041	2.2	31,136	2.3
Diversified Conglomerate Manufacturing	77,137	5.5	73,053	5.5
Diversified Conglomerate Service	165,931	11.9	167,034	12.5
Electronics	124,920	9.0	107,274	8.0
Finance	13,060	0.9	13,059	1.0
Grocery	20,098	1.4	18,056	1.3
Healthcare, Education and Childcare	256,971	18.5	224,961	16.8
Home and Office Furnishings, Housewares and Durable Consumer	7,079	0.5	6,897	0.5
Insurance	19,508	1.4	19,547	1.5
Investment Funds and Vehicles	39,808	2.9	34,907	2.6
Leisure, Amusement, Motion Pictures and Entertainment	54,762	3.9	55,126	4.1
Mining, Steel, Iron and Non-Precious Metals	5,180	0.4	5,136	0.4
Oil and Gas	1,292	0.1	1,310	0.1
Personal and Non-Durable Consumer Products	32,614	2.3	32,065	2.4
Personal, Food and Miscellaneous Services	47,935	3.4	39,815	3.0
Personal Transportation	—	—	—	—
Printing and Publishing	30,433	2.2	30,495	2.3
Retail Stores	177,807	12.8	186,067	13.9
Telecommunications	25,304	1.8	24,865	1.9
Textiles and Leather	5,256	0.4	5,266	0.4
Utilities	3,268	0.2	3,537	0.3
Total	$1,391,805	100.0%	$1,337,580	100.0%

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

	As of December 31, 2014		As of September 30, 2014
Fair Value:
Aerospace and Defense	$72,098	5.1%	$74,470	5.5%
Automobile	10,640	0.8	14,546	1.1
Banking	17,421	1.2	17,245	1.3
Beverage, Food and Tobacco	114,622	8.2	119,610	8.9
Buildings and Real Estate	33,259	2.4	28,703	2.1
Cargo Transport	1,836	0.1	1,923	0.1
Containers, Packaging and Glass	31,992	2.3	32,500	2.4
Diversified Conglomerate Manufacturing	77,647	5.5	74,058	5.5
Diversified Conglomerate Service	168,029	12.0	170,397	12.6
Electronics	126,647	9.0	108,695	8.1
Finance	10,519	0.8	10,530	0.8
Grocery	20,310	1.4	18,267	1.3
Healthcare, Education and Childcare	259,892	18.6	227,144	16.8
Home and Office Furnishings, Housewares and Durable Consumer	5,520	0.4	5,241	0.4
Insurance	19,806	1.4	19,844	1.5
Investment Funds and Vehicles	39,705	2.8	34,830	2.6
Leisure, Amusement, Motion Pictures and Entertainment	53,457	3.8	53,922	4.0
Mining, Steel, Iron and Non-Precious Metals	5,223	0.4	5,182	0.4
Oil and Gas	1,307	0.1	1,325	0.1
Personal and Non-Durable Consumer Products	33,171	2.4	32,620	2.4
Personal, Food and Miscellaneous Services	48,497	3.5	40,194	3.0
Personal Transportation	2,308	0.2	1,599	0.1
Printing and Publishing	30,832	2.2	30,910	2.3
Retail Stores	181,854	13.0	189,857	14.1
Telecommunications	25,529	1.8	25,098	1.9
Textiles and Leather	5,295	0.4	5,319	0.4
Utilities	3,310	0.2	3,583	0.3
Total	$1,400,726	100.0%	$1,347,612	100.0%
Senior Loan Fund LLC:

The Company co-invests with RGA Reinsurance Company (“RGA”) in senior secured loans through SLF, an unconsolidated Delaware LLC. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect to SLF must be approved by the SLF investment committee consisting of two representatives of each of the Company and RGA (with unanimous approval required from (i) one representative of each of the Company and RGA or (ii) both representatives of each of the Company and RGA).

SLF is capitalized with subordinated notes and LLC equity interest subscriptions from its members. As of December 31, 2014, the Company and RGA owned 87.5% and 12.5%, respectively, of both the outstanding subordinated notes and LLC equity interests. Additionally, SLF has entered into a senior secured revolving credit facility (as amended, the “SLF Credit Facility”) with Wells Fargo Bank, N.A., through its wholly-owned subsidiary Senior Loan Fund II LLC (“SLF II”) which as of December 31, 2014 allowed

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

SLF II to borrow up to $150,000 at any one time outstanding, subject to leverage and borrowing base restrictions. As of December 31, 2014, SLF had subordinated note commitments from the Company and RGA totaling $100,000, of which approximately $32,995 and $29,245 in aggregate principal amount was funded at December 31, 2014 and September 30, 2014, respectively. As of September 30, 2014, SLF had LLC equity interest subscriptions from the Company and RGA totaling $25,000, of which approximately $12,499 and $9,318 in aggregate was called and contributed as of December 31, 2014 and September 30, 2014, respectively.

As of December 31, 2014 and September 30, 2014, SLF had total assets at fair value of $126,370 and $107,228, respectively. As of December 31, 2014 and September 30, 2014, SLF’s portfolio was comprised of first lien senior secured loans to 38 and 31 different borrowers, respectively. As of December 31, 2014 and September 30, 2014, none of these loans was on non-accrual status. The portfolio companies in SLF are in industries similar to those in which the Company may invest directly. Additionally, as of December 31, 2014 and September 30, 2014, SLF had commitments to fund various undrawn revolvers and delayed draw investments to its portfolio companies totaling $7,602 and $10,136, respectively.

Below is a summary of SLF’s portfolio, followed by a listing of the individual loans in SLF’s portfolio as of December 31, 2014 and September 30, 2014:

	As of December 31, 2014	As of September 30, 2014
Senior secured loans(1)	$122,516	$103,695
Weighted average current interest rate on senior secured loans(2)	5.3%	5.2%
Number of borrowers in SLF	38	31
Largest loan to a single borrower(1)	$8,208	$8,229
Total of five largest loans to borrowers(1)	$30,468	$31,132

(1)	At principal/par amount.
(2)	Computed as the (a) annual stated interest rate on accruing senior secured loans, divided by (b) total senior secured loans at principal/par amount.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

SLF Loan Portfolio as of December 31, 2014

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)	Principal/Par Amount	Fair Value(2)
1011778 B.C. ULC (Burger King Worldwide, Inc.)	Beverage, Food and Tobacco	Senior Loan	10/2021	4.5%	$3,000	$2,996
5.11, Inc.(3)	Textiles and Leather	Senior Loan	02/2020	6.0	3,282	3,279
Acosta, Inc.	Diversified Conglomerate Service	Senior Loan	09/2021	5.0	3,000	3,005
ACTIVE Network, Inc.	Electronics	Senior Loan	11/2020	5.5	1,980	1,943
ARG IH Corporation(3)	Beverage, Food and Tobacco	Senior Loan	11/2020	4.8	2,145	2,143
Atrium Innovations	Personal and Non Durable Consumer Products	Senior Loan	02/2021	4.3	3,547	3,437
BJ’s Wholesale Club, Inc.	Retail Stores	Senior Loan	09/2019	4.5	2,977	2,930
Blue Coat Systems, Inc.	Electronics	Senior Loan	05/2019	4.0	1,985	1,938
BMC Software, Inc.	Electronics	Senior Loan	09/2020	5.0	1,911	1,865
Brasa (Holdings) Inc.	Personal, Food and Miscellaneous Services	Senior Loan	07/2019	5.0	8,208	8,153
Brickman Group Ltd. LLC	Farming and Agriculture	Senior Loan	12/2020	4.0	1,995	1,943
Connect Merger Sub, Inc.	Telecommunications	Senior Loan	04/2020	4.8	3,965	3,924
Dell, Inc.	Electronics	Senior Loan	04/2020	4.5	1,980	1,979
Dialysis Newco, Inc.	Healthcare, Education and Childcare	Senior Loan	04/2021	4.5	2,488	2,475
Diversified Foodservice Supply, Inc.(3)	Beverage, Food and Tobacco	Senior Loan	12/2018	5.8	4,194	4,194
EAG, INC. (Evans Analytical Group)	Diversified Conglomerate Service	Senior Loan	07/2017	5.0	2,366	2,366
Federal-Mogul Corporation	Automobile	Senior Loan	04/2021	4.8	3,990	3,969
GSDM Holdings Corp.(3)	Healthcare, Education and Childcare	Senior Loan	06/2019	5.3	1,795	1,795
Hygenic Corporation, The	Personal and Non Durable Consumer Products	Senior Loan	10/2018	6.0	4,527	4,527
K&N Engineering, Inc.(3)	Automobile	Senior Loan	07/2019	5.3	3,894	3,894
Mister Car Wash Holdings, Inc.	Automobile	Senior Loan	08/2021	5.0	2,992	3,001
National Veterinary Associates, Inc.	Personal, Food and Miscellaneous Services	Senior Loan	08/2021	4.8	998	989
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior Loan	11/2018	6.0	2,053	2,011
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior Loan	11/2018	6.0	360	346
Paradigm Management Services, LLC(3)	Healthcare, Education and Childcare	Senior Loan	01/2019	5.5	6,247	6,247
Payless ShoeSource, Inc.	Retail Stores	Senior Loan	03/2021	5.0	1,990	1,831
Plano Molding Company, LLC(3)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	10/2018	5.3	1,815	1,815

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)	Principal/Par Amount	Fair Value(2)
Print Payroll Services, LLC	Diversified/Conglomerate Service	Senior Loan	06/2019	5.7	2,943	2,943
Print Payroll Services, LLC	Diversified/Conglomerate Service	Senior Loan	06/2019	5.7	568	568
Reliant Pro ReHab, LLC(3)	Healthcare, Education and Childcare	Senior Loan	06/2017	6.0	4,296	4,296
Rug Doctor LLC(3)	Personal and Non Durable Consumer Products	Senior Loan	12/2016	6.3	4,875	4,875
Scientific Games International, Inc.	Hotels, Motels, Inns, and Gaming	Senior Loan	10/2020	6.0	3,965	3,918
Self Esteem Brands, LLC(3)	Leisure, Amusement, Motion Pictures, Entertainment	Senior Loan	02/2020	5.0	6,185	6,185
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior Loan	05/2018	5.5	968	968
Syncsort Incorporated(3)	Electronics	Senior Loan	03/2019	5.8	4,953	4,953
Systems Maintenance Services Holding, Inc.(3)	Electronics	Senior Loan	10/2019	5.0	2,433	2,433
Take 5 Oil Change, L.L.C.(3)	Automobile	Senior Loan	07/2018	6.3	1,426	1,426
U.S. Water Services, Inc.	Utilities	Senior Loan	08/2018	5.8	3,452	3,452
U.S. Water Services, Inc.	Utilities	Senior Loan	08/2018	6.8	403	403
U.S. Water Services, Inc.	Utilities	Senior Loan	08/2018	5.8	165	165
W3 Co.	Oil and Gas	Senior Loan	03/2020	5.8	2,977	2,873
WII Components, Inc.(3)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	07/2018	5.5	3,223	3,223
					$122,516	$121,676

(1)	Represents the weighted average annual current interest rate as of December 31, 2014. All interest rates are payable in cash.
(2)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.
(3)	The Company also holds a portion of the first lien senior secured loan in this portfolio company.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

SLF Loan Portfolio as of September 30, 2014

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)	Principal/Par Amount	Fair Value(2)
5.11, Inc.(3)	Textiles and Leather	Senior Loan	02/2020	6.0%	$3,290	$3,294
ACTIVE Network, Inc.	Electronics	Senior Loan	11/2020	5.5	1,985	1,975
ARG IH Corporation(3)	Beverage, Food and Tobacco	Senior Loan	11/2020	4.8	2,151	2,152
Atrium Innovations	Personal and Non Durable Consumer Products	Senior Loan	02/2021	4.3	3,556	3,498
BJ’s Wholesale Club, Inc.	Retail Stores	Senior Loan	09/2019	4.5	2,985	2,944
Blue Coat Systems, Inc.	Electronics	Senior Loan	05/2019	4.0	1,990	1,958
BMC Software, Inc.	Electronics	Senior Loan	09/2020	5.0	1,915	1,886
Brasa (Holdings) Inc.	Personal, Food and Miscellaneous Services	Senior Loan	07/2019	5.0	8,229	8,215
Connect Merger Sub, Inc.	Telecommunications	Senior Loan	04/2020	4.8	3,975	3,943
Dell, Inc.	Electronics	Senior Loan	04/2020	4.5	1,985	1,974
Dialysis Newco, Inc.	Healthcare, Education and Childcare	Senior Loan	04/2021	4.5	2,494	2,491
Diversified Foodservice Supply, Inc.(3)	Beverage, Food and Tobacco	Senior Loan	12/2018	5.8	4,194	4,194
El Pollo Loco Inc.(3)	Personal, Food and Miscellaneous Services	Senior Loan	10/2018	5.3	4,740	4,758
Federal-Mogul Corporation	Automobile	Senior Loan	04/2021	4.8	4,000	3,972
GSDM Holdings Corp.(3)	Healthcare, Education and Childcare	Senior Loan	06/2019	5.3	1,800	1,800
Nuveen Investments, Inc.	Finance	Senior Loan	05/2017	4.2	3,000	2,997
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior Loan	11/2018	5.8	2,058	2,058
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior Loan	11/2018	5.8	468	468
Paradigm Management Services, LLC(3)	Healthcare, Education and Childcare	Senior Loan	01/2019	5.5	6,247	6,247
Payless ShoeSource, Inc.	Retail Stores	Senior Loan	03/2021	5.0	1,995	1,925
Plano Molding Company, LLC(3)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	10/2018	5.3	1,827	1,827
Print Payroll Services, LLC	Diversified Conglomerate Service	Senior Loan	06/2019	5.6	2,950	2,950
Rug Doctor LLC(3)	Personal and Non Durable Consumer Products	Senior Loan	12/2016	6.3	4,939	4,939
Rug Doctor LLC(3)	Personal and Non Durable Consumer Products	Senior Loan	12/2016	6.3	428	428
Scientific Games International, Inc.	Hotels, Motels, Inns, and Gaming	Senior Loan	10/2020	4.3	3,975	3,905
Self Esteem Brands, LLC(3)	Leisure, Amusement, Motion Pictures, Entertainment	Senior Loan	02/2020	5.0	6,324	6,324
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior Loan	05/2018	5.5	970	970

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)		Principal/Par Amount	Fair Value(2)
Syncsort Incorporated(3)	Electronics	Senior Loan	03/2019	5.8		4,966	4,966
Systems Maintenance Services Holding, Inc.(3)	Electronics	Senior Loan	10/2019	5.0		2,439	2,439
Take 5 Oil Change, L.L.C.(3)	Automobile	Senior Loan	07/2018	6.3		1,429	1,429
U.S. Water Services, Inc.	Utilities	Senior Loan	08/2018	5.8		3,461	3,461
U.S. Water Services, Inc.	Utilities	Senior Loan	08/2018	6.8		386	386
U.S. Water Services, Inc.	Utilities	Senior Loan	08/2018	5.8		165	165
W3 Co.	Oil and Gas	Senior Loan	03/2020	5.8		2,985	2,981
WII Components, Inc.(3)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	07/2018	5.5		3,394	3,378
WII Components, Inc.(3)(4)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	07/2018	N/A	(5)	—	(1)
						$103,695	$103,296

(1)	Represents the weighted average annual current interest rate as of September 30, 2014. All interest rates are payable in cash.
(2)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.
(3)	The Company also holds a portion of the first lien senior secured loan in this portfolio company.
(4)	The negative fair value is the result of the unfunded commitment being valued below par.
(5)	The entire commitment was unfunded at September 30, 2014. As such, no interest is being earned on this investment.

The Company has committed to fund $87,500 of subordinated notes and $21,875 of LLC equity interest subscriptions to SLF. The amortized cost and fair value of the subordinated notes held by the Company was $28,871 and $28,871, respectively, as of December 31, 2014, and $25,589 and $25,589, respectively, as of September 30, 2014. As of December 31, 2014, the subordinated notes pay a weighted average interest rate of three-month London Interbank Offered Rate (“LIBOR”) plus 8.0%. For the three months ended December 31, 2014 and 2013, the Company earned interest income on the subordinated notes of $550 and $181, respectively. As of December 31, 2014 and September 30, 2014, $10,937 and $9,318 of the Company’s LLC equity interest subscriptions had been called and contributed. For the three months ended December 31, 2014 and 2013, the Company received $0 and $0 in dividend income from the LLC equity interests.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

Below is certain summarized financial information for SLF as of December 31, 2014 and September 30, 2014 and for the three months ended December 31, 2014 and 2013:

	As of December 31, 2014	As of September 30, 2014
Selected Balance Sheet Information:
Investments in loans receivable, at fair value	$121,676	$103,296
Cash and other assets	4,694	3,932
Total assets	$126,370	$107,228
Senior credit facility	$74,750	$66,600
Payable for open trades	4,950	—
Other liabilities	1,294	822
Total liabilities	80,994	67,422
Subordinated notes and members’ equity	45,376	39,806
Total liabilities and net assets	$126,370	$107,228

	Three months ended December 31,
	2014	2013
Selected Statement of Operations Information:
Interest income	$1,600	$333
Fee income	2	—
Total investment income	1,602	333
Interest expense	1,108	206
Administrative service fee	47	16
Management and incentive fees	—	—
Other expenses	25	9
Total expenses	1,180	231
Net investment income	422	102
Net change in unrealized appreciation (depreciation) on investments and subordinated notes	(452)	642
Net increase (decrease) in net assets	$(30)	$744

Note 5. Transactions with Affiliated Companies

An affiliated company is a company in which the Company has an ownership of 5% or more of its voting securities. A controlled affiliate is a company in which the Company owns more than 25% of its voting securities. Transactions related to our investments with both controlled and non-controlled affiliates for the three months ended December 31, 2014 were as follows:

Portfolio Company	Fair value at September 30, 2014	Purchases (cost)	Redemptions (cost)	Sales (cost)	Discount accretion	Net realized gains/(losses)	Net unrealized gains/(losses)	Fair value at December 31, 2014	Interest and fee income	Dividend income
Controlled Affiliates
Senior Loan Fund LLC*	$34,831	$4,900	$—	$—	$—	$—	$(26)	$39,705	$550	$—
Non-Controlled Affiliates
Barcelona Restaurants, LLC	3,080	—	—	—	—	—	327	3,407	—	—
Total Controlled and Non-Controlled Affiliates	$37,911	$4,900	$—	$—	$—	$—	$301	$43,112	$550	$—

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 5. Transactions with Affiliated Companies  – (continued)

*	Together with RGA, the Company co-invests through SLF. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect to SLF must be approved by the SLF investment committee consisting of two representatives of the Company and RGA (with unanimous approval required from (i) one representative of each of the Company and RGA or (ii) both representatives of each of the Company and RGA). Therefore, although the Company owns more than 25% of the voting securities of SLF (even though these “voting securities” do not afford the Company the right to elect directors of SLF or any other special rights), the Company does not believe that it has control over SLF for purposes of the 1940 Act or otherwise.

Note 6. Fair Value Measurements

The Company follows ASC Topic 820 for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Assets and liabilities are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. The three levels are defined as follows:

Level 1:  Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2:  Inputs include quoted prices for similar assets or liabilities in active markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the assets or liabilities.

Level 3:  Inputs include significant unobservable inputs for the assets or liabilities and include situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability. The Company assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the three months ended December 31, 2014 and 2013. The following section describes the valuation techniques used by the Company to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Investments

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Board, based on

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with approximately 25% (based on fair value) of the Company’s valuations of debt and equity investments without readily available market quotations subject to review by an independent valuation firm. All investments as of December 31, 2014 and September 30, 2014, with the exception of money market funds included in cash and cash equivalents (Level 1 investments), were valued using Level 3 inputs of the fair value hierarchy.

When determining fair value of Level 3 debt and equity investments, the Company may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, and changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s net income before net interest expense, income tax expense, depreciation and amortization (“EBITDA”). The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Company will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Company uses a market interest rate yield analysis to determine fair value.

In addition, for certain debt investments, the Company may base its valuation on indicative bid and ask prices provided by an independent third party pricing service. Bid prices reflect the highest price that the Company and others may be willing to pay. Ask prices represent the lowest price that the Company and others may be willing to accept. The Company generally uses the midpoint of the bid/ask range as its best estimate of fair value of such investment.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Secured Borrowings

The Company has elected the fair value option under ASC Topic 825 — Financial Instruments relating to accounting for debt obligations at their fair value for its secured borrowings which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. The Company reports changes in the fair value of its secured borrowings as a component of the net change in unrealized (appreciation) depreciation on secured borrowings in the consolidated statements of operations. The net gain or loss reflects the difference between the fair value and the principal amount due on maturity.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

All secured borrowings as of December 31, 2014 and September 30, 2014 were valued using Level 3 inputs under the fair value hierarchy, and the Company’s approach to determining fair value of Level 3 secured borrowings is consistent with its approach to determining fair value of the Level 3 investments that are associated with these secured borrowings as previously described.

The following tables present fair value measurements of the Company’s investments and secured borrowings and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value as of December 31, 2014 and September 30, 2014:

	Fair Value Measurements Using
As of December 31, 2014:	Level 1	Level 2	Level 3	Total
Description
Assets:
Debt investments(1)	$—	$—	$1,343,695	$1,343,695
Equity investments(1)	—	—	57,031	57,031
Money market funds(1)(2)	31,076	—	—	31,076
Total assets:	$31,076	$—	$1,400,726	$1,431,802
Secured borrowings:	$—	$—	$380	$380

	Fair Value Measurements Using
As of September 30, 2014:	Level 1	Level 2	Level 3	Total
Description
Assets:
Debt investments(1)	$—	$—	$1,292,851	$1,292,851
Equity investments(1)	—	—	54,761	54,761
Money market funds(1)(2)	37,199	—	—	37,199
Total assets:	$37,199	$—	$1,347,612	$1,384,811
Secured borrowings:	$—	$—	$389	$389

(1)	Refer to the consolidated schedules of investments for further details.
(2)	Incuded in cash and cash equivalents and restricted cash and cash equivalents on the consolidated statements of financial condition.

The net change in unrealized appreciation (depreciation) for the three months ended December 31, 2014 and 2013 reported within the net change in unrealized appreciation (depreciation) on investments in the Company’s consolidated statements of operation attributable to the Company’s Level 3 assets held as of December 31, 2014 and 2013 was $869 and $3,104, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

The following table presents the changes in investments and secured borrowings measured at fair value using Level 3 inputs for the three months ended December 31, 2014 and 2013:

	Three months ended December 31, 2014			Three months ended December 31, 2014
	Debt Investments	Equity Investments	Total Investments	Secured borrowings
Fair value, beginning of period	$1,292,851	$54,761	$1,347,612	$389
Net change in unrealized appreciation (depreciation) on investments	(1,817)	706	(1,111)	—
Realized gain (loss) on investments	(46)	1,772	1,726	—
Fundings of revolving loans, net	(90)	—	(90)	—
Fundings of investments	128,335	3,135	131,470	—
PIK interest	390	—	390	—
Proceeds from principal payments and sales of portfolio investments	(77,598)	(3,343)	(80,941)	—
Repayments on secured borrowings	—	—	—	(9)
Accretion of discounts and amortization of premiums	1,670	—	1,670	—
Fair value, end of period	$1,343,695	$57,031	$1,400,726	$380

	Three months ended December 31, 2013			Three months ended December 31, 2013
	Debt Investments	Equity Investments	Total Investments	Secured borrowings
Fair value, beginning of period	$990,172	$34,473	$1,024,645	$8,809
Net change in unrealized appreciation on investments	2,058	4,589	6,647	—
Net change in unrealized appreciation on secured borrowings	—	—	—	76
Realized gain/(loss) gain on investments	(4,522)	(472)	(4,994)	—
Fundings of revolving loans, net	(277)	—	(277)	—
Fundings of investments	250,848	5,365	256,213	—
PIK interest	(653)	—	(653)	—
Proceeds from principal payments and sales of portfolio investments	(102,220)	(1,350)	(103,570)	—
Proceeds from secured borrowings	—	—	—	16,448
Repayments on secured borrowings	—	—	—	(11,010)
Amortization of discount and premium	1,908	—	1,908	43
Fair value, end of period	$1,137,314	$42,605	$1,179,919	$14,366

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

The following table presents quantitative information about the significant unobservable inputs of the Company’s Level 3 investments and secured borrowings as of December 31, 2014 and September 30, 2014.

Quantitative information about Level 3 Fair Value Measurements
	Fair value as of December 31, 2014	Valuation Techniques	Unobservable Input		Range (Weighted Average)
Assets:
Senior secured loans(1)(2)(3)	$197,924	Market rate approach	Market interest rate		4.5% – 30.8% (6.5%)
		Market comparable companies	EBITDA multiples		5.0x – 18.2x (10.4x)
Subordinated Notes of SLF	$28,871	Market rate approach	Market interest rate		8.2%
One stop loans(1)(4)(5)	$948,965	Market rate approach	Market interest rate		5.0% – 50.3% (8.2%)
		Market comparable companies	EBITDA multiples	(6)	5.0x – 30.0x (9.8x)
			Revenue multiples	(6)	0.8x – 46.1x (8.8x)
Subordinated and second lien loans(1)(7)	$42,153	Market rate approach	Market interest rate		5.0% – 12.0% (9.6%)
		Market comparable companies	EBITDA multiples		9.0x – 16.3x (12.4x)
Equity securities(8)	$46,197	Market comparable companies	EBITDA multiples	(9)	4.5x – 17.7x (10.0x)
			Revenue multiples	(9)	2.8x – 46.10x (15.2x)
Liabilities:
Secured borrowings(10)	$380	Market rate approach	Market interest rate		6.0%
		Market comparable companies	EBITDA multiples		30.0x

(1)	The fair value of this asset class was determined using the market rate approach as the investments in this asset class were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value as of December 31, 2014 was determined using the market rate approach.
(2)	Excludes $47,760 of loans at fair value, which the Company valued using indicative bid and ask prices provided by an independent third party pricing service.
(3)	Excludes $5 of non-accrual loans at fair value, which the Company valued on a liquidation basis.
(4)	Excludes $54,761 of loans at fair value, which the Company valued using indicative bid and ask prices provided by an independent third party pricing service.
(5)	Excludes $2,228 of non-accrual loans at fair value, which the Company valued on a liquidation basis.
(6)	The Company valued $786,404 and $162,561 of one stop loans using EBITDA and revenue multiples, respectively. All one stop loans were also valued using the market rate approach.
(7)	Excludes $21,028 of loans at fair value, which the Company valued using indicative bid and ask prices provided by an independent third party pricing service.
(8)	Excludes $10,834 of LLC equity interests in SLF at fair value, which the Company valued using the net asset value.
(9)	The Company valued $43,155 and $3,042 of equity investments using EBITDA and revenue multiples, respectively.
(10)	The fair value of the secured borrowings was determined using the market rate approach as the corresponding investments were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value as of December 31, 2014 was determined using the market rate approach.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

Quantitative information about Level 3 Fair Value Measurements
	Fair value as of September 30, 2014	Valuation Techniques	Unobservable Input		Range (Weighted Average)
Assets:
Senior secured loans(1)(2)(3)	$227,431	Market rate approach	Market interest rate		4.5% – 33.8% (7.3%)
		Market comparable companies	EBITDA multiples	(4)	5.0x – 14.8x (9.1x)
			Revenue multiples	(4)	0.8x – 4.3x (3.1x)
Subordinated Notes of SLF	$25,589	Discounted cash flow analysis	Discount rate		8.0%
One stop loans(1)(5)(6)	$883,582	Market rate approach	Market interest rate		5.0% – 43.3% (8.2%)
		Market comparable companies	EBITDA multiples	(7)	5.5x – 30.0x (9.8x)
			Revenue multiples	(7)	2.8x – 11.0x (6.1x)
Subordinated and second lien loans(8)	$42,418	Market rate approach	Market interest rate		9.0% – 12.0% (8.9%)
		Market comparable companies	EBITDA multiples		9.0x – 16.3x (12.4x)
Equity securities(9)	$45,519	Market comparable companies	EBITDA multiples	(10)	4.5x – 18.0x (10.0x)
			Revenue multiples	(10)	2.8x – 3.8x (3.5x)
Liabilities:
Secured borrowings(11)	$389	Market rate approach	Market interest rate		6.0%
		Market comparable companies	EBITDA multiples		30.0x

(1)	The fair value of this asset class was determined using the market rate approach as the investments in this asset class were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value as of September 30, 2014 was determined using the market rate approach.
(2)	Excludes $35,423 of loans at fair value, which the Company valued using indicative bid and ask prices provided by an independent third party pricing service.
(3)	Excludes $5 of non-accrual loans at fair value, which the Company valued on a liquidation basis.
(4)	The Company valued $180,334 and $47,097 of senior secured loans using EBITDA and revenue multiples, respectively. All senior secured loans were also valued using the market rate approach.
(5)	Excludes $55,280 of loans at fair value, which the Company valued using indicative bid and ask prices provided by an independent third party pricing service.
(6)	Excludes $1,867 of loans at fair value, which the Company valued on a liquidation basis.
(7)	The Company valued $800,306 and $83,276 of one stop loans using EBITDA and revenue multiples, respectively. All one stop loans were also valued using the market rate approach.
(8)	Excludes $21,256 of loans at fair value, which the Company valued using indicative bid and ask prices provided by an independent third party pricing service.
(9)	Excludes $9,242 of LLC equity interests in SLF at fair value, which the Company valued using the net asset value.
(10)	The Company valued $43,518 and $2,001 of equity securities using EBITDA and revenue multiples, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

(11)	The fair value of the secured borrowings was determined using the market rate approach as the corresponding investments were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value as of September 30, 2014 was determined using the market rate approach.

The above tables are not intended to be all-inclusive but rather to provide information on significant unobservable inputs and valuation techniques used by the Company.

The significant unobservable inputs used in the fair value measurement of the Company’s debt and equity investments and secured borrowings are EBITDA multiples, revenue multiples and market interest rates. The Company uses EBITDA multiples and, to a lesser extent revenue multiples, on its debt and equity investments and secured borrowings to determine any credit gains or losses. Significant increases or decreases in either of these inputs in isolation would result in a significantly lower or higher fair value measurement. The Company uses market interest rates for loans to determine if the effective yield on a loan is commensurate with the market yields for that type of loan. If a loan’s effective yield is significantly less than the market yield for a similar loan with a similar credit profile, then the resulting fair value of the loan may be lower.

Other Financial Assets and Liabilities

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. As a result, with the exception of the line item titled “debt” which is reported at cost, all assets and liabilities approximate fair value on the consolidated statements of financial condition due to their short maturity. Fair value of the Company’s debt is estimated using Level 3 inputs by discounting remaining payments using comparable market rates or market quotes for similar instruments at the measurement date, if available.

The following are the carrying values and fair values of the Company’s debt as of December 31, 2014 and September 30, 2014. Fair value is estimated using Level 3 inputs by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if available.

	As of December 31, 2014		As of September 30, 2014
	Carrying Value	Fair Value	Carrying Value	Fair Value
Debt	$714,650	$711,536	$697,150	$693,869

Note 7. Borrowings

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On September 13, 2011, the Company received exemptive relief from the SEC allowing it to modify the asset coverage requirement to exclude the SBA debentures from this calculation. As such, the Company’s ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides the Company with increased investment flexibility but also increases its risks related to leverage. As of December 31, 2014, the Company’s asset coverage for borrowed amounts was 244.4%.

Debt Securitizations:  On July 16, 2010, the Company completed a $300,000 term debt securitization (“2010 Debt Securitization”). The notes (“2010 Notes”) offered in the 2010 Debt Securitization were issued by the 2010 Issuer, a subsidiary of Golub Capital BDC 2010-1 Holdings LLC (“Holdings”), a direct subsidiary of the Company, and the Class A 2010 Notes and Class B 2010 Notes are secured by the assets held by the 2010 Issuer. The 2010 Debt Securitization was executed through a private placement of $174,000 of Aaa/AAA Class A 2010 Notes of the 2010 Issuer which, as amended, bear interest at three-month LIBOR plus 1.74%. The $10,000 face amount of Class B 2010 Notes bears interest at a rate of three-month LIBOR plus 2.40%, and the $116,000 face amount of Subordinated 2010 Notes does not bear interest. In partial consideration for the loans transferred to the 2010 Issuer as part of the 2010 Debt Securitization, Holdings

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

retained all of the Class B and Subordinated 2010 Notes totaling $10,000 and $116,000, respectively, and all of the membership interests in the 2010 Issuer, which Holdings initially purchased for two hundred and fifty dollars. On February 15, 2013, the Company amended the 2010 Debt Securitization to issue an additional $29,000 in Class A 2010 Notes, $2,000 in Class B 2010 Notes and $19,000 in Subordinated 2010 Notes. The additional Class A 2010 Notes of the 2010 Issuer were sold through a private placement and the additional Class B 2010 Notes and additional Subordinated 2010 Notes were retained by Holdings. On November 15, 2013, Holdings sold the $12,000 of Class B 2010 Notes and on November 20, 2013, the transaction closed and proceeds of $11,999 were received. The Class A 2010 Notes and Class B 2010 Notes are included in the December 31, 2014 and September 30, 2014 consolidated statements of financial condition as debt of the Company. As of December 31, 2014 and September 30, 2014, the Subordinated 2010 Notes were eliminated in consolidation.

Through July 20, 2015, all principal collections received on the underlying collateral may be used by the 2010 Issuer to purchase new collateral under the direction of the Investment Adviser in its capacity as collateral manager of the 2010 Issuer and in accordance with the Company’s investment strategy, allowing the Company to maintain the leverage in the 2010 Debt Securitization. The 2010 Notes are scheduled to mature on July 20, 2023. As part of the 2010 Debt Securitization, the Company entered into a master loan sale agreement with Holdings and the 2010 Issuer under which the Company agreed to sell or contribute certain senior secured and second lien loans (or participation interests therein) to Holdings, and Holdings agreed to sell or contribute such loans (or participation interests therein) to the 2010 Issuer and to purchase or otherwise acquire the Subordinated 2010 Notes. The 2010 Notes are the secured obligations of the 2010 Issuer, and an indenture governing the 2010 Notes includes customary covenants and events of default.

As of December 31, 2014 and September 30, 2014, there were 84 and 85 portfolio companies with a total fair value of $345,621 and $337,763, respectively, securing the 2010 Notes. The pool of loans in the 2010 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

The interest charged under the 2010 Debt Securitization is based on three-month LIBOR, which as of December 31, 2014 was 0.2%. For the three months ended December 31, 2014 and 2013, the components of interest expense, cash paid for interest, average interest rates and average outstanding balances for the 2010 Debt Securitization were as follows:

	For the three months ended December 31,
	2014	2013
Stated interest expense	$1,104	$1,069
Amortization of debt issuance costs	228	142
Total interest and other debt financing expenses	$1,332	$1,211
Cash paid for interest expense	$1,093	$1,004
Annualized average stated interest rate	2.0%	2.0%
Average outstanding balance	$215,000	$208,478

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

The classes, amounts, ratings and interest rates (expressed as a spread to three-month LIBOR) of the Class A and B 2010 Notes are as follows:

Description	Class A 2010 Notes	Class B 2010 Notes
Type	Senior Secured Floating Rate	Senior Secured Floating Rate
Amount Outstanding	$203,000	$12,000
Moody’s Rating	“Aaa”	“Aa”
S&P Rating	“AAA”	“AA”
Interest Rate	LIBOR + 1.74%	LIBOR + 2.40%
Stated Maturity	July 20, 2023	July 20, 2023

On June 5, 2014, the Company completed a $402,569 term debt securitization (“2014 Debt Securitization”). The notes (“2014 Notes”) offered in the 2014 Debt Securitization were issued by the 2014 Issuer, a wholly-owned subsidiary of the Company, and are secured by a diversifed portfolio of senior secured and second lien loans held by the 2014 Issuer. The 2014 Debt Securitization was executed through a private placement of $191,000 of Aaa/AAA Class A-1 2014 Notes which bear interest at three-month LIBOR plus 1.75%, $20,000 of Aaa/AAA Class A-2 2014 Notes which bear interest at a rate of three-month LIBOR plus 1.45% through December 4, 2015 and three-month LIBOR plus 1.95% thereafter and $35,000 of Aa2/AA Class B 2014 Notes which bear interest at a rate of three-month LIBOR plus 2.50%. The $37,500 face amount of Class C 2014 Notes bear interest at a rate of three-month LIBOR plus 3.50%, and the LLC equity interests do not bear interest. In partial consideration for the loans transferred to the 2014 Issuer as part of the 2014 Debt Securitization, the Company received $119,069 of LLC equity interests in the 2014 Issuer. The Company retained all of the Class C 2014 Notes and LLC equity interests totaling $37,500 and $119,069, respectively. The Class A-1, Class A-2 and Class B 2014 Notes are included in the December 31, 2014 consolidated statements of financial condition as debt of the Company. As of December 31, 2014, the Class C 2014 Notes and LLC equity interests were eliminated in consolidation.

Through April 28, 2018, all principal collections received on the underlying collateral may be used by the 2014 Issuer to purchase new collateral under the direction of the Investment Adviser in its capacity as collateral manager of the 2014 Issuer and in accordance with the Company’s investment strategy, allowing the Company to maintain the initial leverage in the 2014 Debt Securitization. The 2014 Notes are scheduled to mature on April 25, 2026. As part of the 2014 Debt Securitization, the Company entered into a master loan sale agreement with the 2014 Issuer under which the Company agreed to sell or contribute certain senior secured and second lien loans (or participation interests therein) to the 2014 Issuer and to purchase or otherwise acquire the LLC equity interests issued by the 2014 Issuer. The 2014 Notes are the secured obligations of the 2014 Issuer, and an indenture governing the 2014 Notes includes customary covenants and events of default.

As of December 31, 2014 and September 30, 2014, there were 74 and 69 portfolio companies with a total fair value of $398,515 and $371,764, respectively, securing the 2014 Notes. The pool of loans in the 2014 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

The interest charged under the 2014 Debt Securitization is based on three-month LIBOR, which as of December 31, 2014 was 0.2%. For the three months December 31, 2014 and 2013, the components of interest expense, cash paid for interest, annualized average interest rates and average outstanding balances for the 2014 Debt Securitization were as follows:

	For the three months ended December 31,
	2014	2013
Stated interest expense	$1,290	N/A
Amortization of debt issuance costs	160	N/A
Total interest and other debt financing expenses	$1,450	N/A
Cash paid for interest expense	$2,011	N/A
Annualized average stated interest rate	2.1%	N/A
Average outstanding balance	$246,000	N/A

The classes, amounts, ratings and interest rates (expressed as a spread to three-month LIBOR) of the Class A-1, A-2 and B 2014 Notes are as follows:

Description	Class A-1 2014 Notes	Class A-2 2014 Notes	Class B 2014 Notes
Type	Senior Secured Floating Rate	Senior Secured Floating Rate	Senior Secured Floating Rate
Amount Outstanding	$191,000	$20,000	$35,000
Moody’s Rating	“Aaa”	“Aaa”	“Aa2”
S&P Rating	“AAA”	“AAA”	“AA”
Interest Rate	LIBOR + 1.75%	LIBOR + 1.45%(1)	LIBOR + 2.50%
Stated Maturity	April 25, 2026	April 25, 2026	April 25, 2026

(1)	The Class A-2 Notes bear interest at three-month LIBOR plus 1.45% through December 4, 2015 and three-month LIBOR plus 1.95% thereafter.

The Investment Adviser serves as collateral manager to the 2010 Issuer and the 2014 Issuer under separate collateral management agreements and receives a fee for providing these services. The total fees payable by the Company under its Investment Advisory Agreement are reduced by an amount equal to the total aggregate fees that are paid to the Investment Adviser by the 2010 Issuer and the 2014 Issuer for rendering such collateral management services.

SBA Debentures:  On August 24, 2010, GC SBIC IV, L.P. (“SBIC IV”), a wholly-owned subsidiary of the Company, received approval for a license from the SBA to operate as an SBIC. On December 5, 2012, GC SBIC V, L.P. (“SBIC V”), a wholly owned subsidiary of the Company, received a license from the SBA to operate as an SBIC. SBICs are subject to a variety of regulations and oversight by the SBA concerning the size and nature of the companies in which they may invest as well as the structures of those investments.

The licenses allow the Company’s SBICs to obtain leverage by issuing SBA-guaranteed debentures, subject to issuance of a capital commitment by the SBA and customary procedures. These debentures are non-recourse to the Company, have interest payable semiannually and a ten-year maturity. The interest rate is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with ten-year maturities.

Under present SBIC regulations, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $225,000 and the maximum amount that may be issued by a single SBIC licensee is $150,000. As of December 31, 2014, SBIC IV and SBIC V had $150,000 and $58,750 of outstanding SBA-guaranteed debentures, respectively, leaving incremental borrowing capacity of

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

$16,250 for SBIC V under present SBIC regulations. As of September 30, 2014, SBIC IV and SBIC V had $150,000 and $58,750, respectively, of outstanding SBA-guaranteed debentures.

SBIC IV and SBIC V may each borrow up to two times the amount of its regulatory capital, subject to customary regulatory requirements. As of December 31, 2014, the Company had committed and funded $75,000 to SBIC IV and SBIC IV had SBA-guaranteed debentures of $150,000 outstanding that mature between March 2021 and September 2024. As of December 31, 2014, the Company had committed and funded $37,500 to SBIC V, and SBIC V had SBA-guaranteed debentures of $58,750 outstanding that mature between September 2023 and September 2024.

The interest rate on $208,750 of outstanding debentures is fixed at an average annualized interest rate of 3.7%. For the three months ended December 31, 2014 and 2013, the components of interest expense, cash paid for interest, average interest rates and average outstanding balances for the SBA debentures were as follows:

	For the three months ended December 31,
	2014	2013
Stated interest expense	$1,936	$1,593
Amortization of debt issuance costs	487	225
Total interest and other debt financing expenses	$2,423	$1,818
Cash paid for interest expense	$—	$—
Annualized average stated interest rate	3.7%	3.5%
Average outstanding balance	$208,750	$182,546

Revolving Credit Facility:  On July 21, 2011, Funding, a wholly-owned subsidiary of the Company, entered into a senior secured revolving credit facility (as amended, the “Credit Facility”) with Wells Fargo Securities, LLC, as administrative agent, and Wells Fargo Bank, N.A., as lender, which as of December 31, 2014 allowed Funding to borrow up to $150,000 at any one time outstanding, subject to leverage and borrowing base restrictions.

On October 17, 2014, the Company and Funding amended the Credit Facility to, among other things, extend the reinvestment period during which Funding can draw under the Credit Facility from October 21, 2014 to November 22, 2015, and extended the stated maturity date from October 22, 2018 to October 17, 2019.

On December 18, 2014, the Company and Funding amended the Credit Facility to, among other things, allow for the addition of a second lender under the facility.

Through the reinvestment period, the Credit Facility bears interest at one-month LIBOR plus 2.25% per annum. After the reinvestment period, the rate will reset to one-month LIBOR plus 2.75% per annum for the remaining term of the Credit Facility. In addition to the stated interest expense on the Credit Facility, the Company is required to pay a non-usage fee rate between 0.50% and 2.00% per annum depending on the size of the unused portion of the Credit Facility.

The Credit Facility is collateralized by all of the assets held by Funding, and the Company has pledged its interests in Funding as collateral to Wells Fargo Bank, N.A., as the collateral agent, under an ancillary agreement to secure the obligations of the Company as the transferor and servicer under the Credit Facility. Both the Company and Funding have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the Credit Facility is subject to the leverage restrictions contained in the 1940 Act.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

The Company plans to transfer certain loans and debt securities it has originated or acquired from time to time to Funding through a purchase and sale agreement and may cause Funding to originate or acquire loans in the future, consistent with the Company’s investment objectives.

As of December 31, 2014 and September 30, 2014, the Company had outstanding debt under the Credit Facility of $44,900 and $27,400, respectively. For the three months ended December 31, 2014 and 2013, the Company had borrowings on the Credit Facility of $33,550 and $186,600 and repayments on the Credit Facility of $16,050 and $50,250, respectively. For the three months ended December 31, 2014 and 2013, the components of interest expense, cash paid for interest, annualized average interest rates and average outstanding balances for the Credit Facility were as follows:

	For the three months ended December 31,
	2014	2013
Stated interest expense	$142	$640
Facility fees	162	168
Amortization of debt issuance costs	149	71
Total interest and other debt financing expenses	$453	$879
Cash paid for interest expense	$270	$584
Annualized average stated interest rate	2.4%	2.5%
Average outstanding balance	$23,059	$103,564

Revolver:  On November 22, 2013, Revolver Funding, a wholly owned subsidiary of the Company, entered into a $15,000 revolving line of credit (“Revolver”), which may be increased up to $30,000, with The PrivateBank and Trust Company (“PrivateBank”).

Effective November 24, 2014, the Company and Revolver Funding amended the Revolver to, among other things,(a) extended the stated maturity date from November 22, 2019 to November 22, 2020 and (b) extended the term under which borrowings under the Revolver bear an interest rate of either one-month, two-month or three-month LIBOR plus 3.50% per annum or PrivateBank’s prime rate plus 1.50% per annum through November 22, 2015 from November 22, 2014 and one-month, two-month or three-month LIBOR plus 2.50% per annum or PrivateBank’s prime rate plus 0.50% per annum for the period subsequent to November 22, 2015.

The Revolver is collateralized by all of the assets held by Revolver Funding. Both the Company and Revolver Funding have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the Revolver is subject to the leverage restrictions contained in the 1940 Act. In addition, the Company pays a fee of 0.25% per annum on any unused portion of the Revolver.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

As of December 31, 2014 and September 30, 2014, the Company had no outstanding debt under the Revolver. For the three months ended December 31, 2014 and 2013, the Company had no borrowings and repayments on the Revolver. For the three months ended December 31, 2014 and 2013, the components of interest expense, cash paid for interest, annualized average interest rates and average outstanding balances for the Revolver were as follows:

	For the three months ended December 31,
	2014	2013
Stated interest expense	$—	$—
Facility fees	9	—
Amortization of debt issuance costs	23	6
Total interest and other debt financing expenses	$32	$6
Cash paid for interest expense	$9	$4
Annualized average stated interest rate	N/A	N/A
Average outstanding balance	$—	$—

The average total debt outstanding (including the debt under the 2010 Debt Securitization, the 2014 Debt Securitization, SBA debentures, Credit Facility and Revolver) for the three months ended December 31, 2014 and 2013 was $692,809 and $494,588, respectively.

For the three months ended December 31, 2014 and 2013, the effective annualized average interest rate, which includes amortization of debt financing costs and non-usage facility fees, on the Company’s total debt outstanding (excluding secured borrowings) was 3.3% and 3.1%, respectively.

A summary of the Company’s maturity requirements for borrowings as of December 31, 2014 is as follows:

	Payments Due by Period
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
2010 Debt Securitization	$215,000	$—	$—	$—	$215,000
2014 Debt Securitization	246,000	—	—	—	246,000
SBA debentures	208,750	—	—	—	208,750
Credit Facility	44,900	—	—	44,900	—
Revolver	—	—	—	—	—
Total borrowings	$714,650	$—	$—	$44,900	$669,750

Secured Borrowings:  Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 because these sales do not meet the definition of a “participating interest”, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the consolidated statement of financial condition and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated statement of financial condition. For these partial loan sales, the interest earned on the entire loan balance is recorded within “interest income” and the interest earned by the buyer in the partial loan sale is recorded within “interest and other debt financing expenses” in the consolidated statement of operations.

As of December 31, 2014 and September 30, 2014, the Company recognized secured borrowings at fair value of $380 and $389, respectively, and the fair values of the loans that are associated with these secured borrowings was $1,307 and $1,325, respectively. These secured borrowings were the result of the Company’s completion of partial loan sales of one stop loans associated with two portfolio companies that did not meet

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

the definition of a “participating interest”. As a result, sale treatment was not allowed and these partial loan sales were treated as secured borrowings.

During the three months ended December 31, 2014, there were no partial loan sales, no fundings on revolving and delayed draw secured borrowings and repayments on secured borrowings totaled $9. During the three months ended December 31, 2013, there were two partial loan sales totaling $8,227, net fundings on revolving secured borrowings totaling $93 and repayments on secured borrowings totaled $2,882. For the three months ended December 31, 2014, the effective annualized average interest rate on secured borrowings, which includes amortization of original issuance costs, was 4.5%, interest expense was $4, and amortization of original issue discount was an amount less than $1. For the three months ended December 31, 2013, the effective annualized average interest rate on secured borrowings, which includes amortization of original issuance costs, was 7.4%, interest expense was $135 and amortization of original issue discount was $43.

Note 8. Commitments and Contingencies

Commitments:  The Company had outstanding commitments to fund investments totaling $131,842 and $124,548 under various undrawn revolvers and other credit facilities as of December 31, 2014 and September 30, 2014, respectively.

Indemnifications:  In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as these involve future claims that may be made against the Company but that have not occurred. The Company expects the risk of any future obligations under these indemnifications to be remote.

Off-balance sheet risk:  Off-balance sheet risk refers to an unrecorded potential liability that may result in a future obligation or loss, even though it does not appear on the consolidated statements of financial condition. The Company has entered and, in the future, may again enter into derivative instruments that contain elements of off-balance sheet market and credit risk. Derivative instruments can be affected by market conditions, such as interest rate volatility, which could impact the fair value of the derivative instruments. If market conditions move against the Company, it may not achieve the anticipated benefits of the derivative instruments and may realize a loss. The Company minimizes market risk through monitoring its investments and borrowings.

Concentration of credit and counterparty risk:  Credit risk arises primarily from the potential inability of counterparties to perform in accordance with the terms of the contract. The Company has engaged and, in the future, may engage again in derivative transactions with counterparties. In the event that the counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparties or issuers of the instruments. The Company’s maximum loss that it could incur related to counterparty risk on its derivative instruments is the value of the collateral for that respective derivative instrument. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.

Legal proceedings:  In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company does not believe any disposition will have a material adverse effect on the Company’s consolidated financial statements.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 9. Financial Highlights

The financial highlights for the Company are as follows:

	Three months ended December 31,
Per share data(1):	2014	2013
Net asset value at beginning of period	$15.55	$15.21
Dividends and distributions declared	(0.32)	(0.32)
Net investment income	0.31	0.31
Net realized gain (loss) on investments	0.04	(0.12)
Net change in unrealized appreciation (depreciation) on investments	(0.03)	0.15
Net asset value at end of period	$15.55	$15.23
Per share market value at end of period	$17.93	$19.11
Total return based on market value(2)	14.42%	12.18%
Total return based on average net asset value/members’ equity*	8.18%	8.92%
Shares outstanding at end of period	47,171,518	43,325,575
Ratios/Supplemental Data:
Ratio of expenses (without incentive fees) to average net assets/members’ equity*	6.42%	5.58%
Ratio of incentive fees to average net assets/members’ equity*	0.58%	1.82%
Ratio of total expenses to average net assets/members’ equity*	7.00%	7.40%
Ratio of net investment income to average net assets/members’ equity	7.85%	7.97%
Net assets at end of period	$733,718	$659,981
Average debt outstanding	$692,809	$494,588
Average debt outstanding per share	$14.69	$11.42
Asset coverage ratio(3)	244.38%	266.88%
Portfolio turnover*	23.40%	36.52%

*	Annualized for a period less than one year.
(1)	Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.
(2)	Total return based on market value assumes dividends are reinvested.
(3)	In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On September 13, 2011, the Company received exemptive relief from the SEC allowing it to modify the asset coverage requirement to exclude the SBA debentures from this calculation. As such, the Company’s ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides the Company with increased investment flexibility but also increases its risks related to leverage.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 10. Earnings Per Share

The following information sets forth the computation of the net increase in net assets per share resulting from operations for the three months ended December 31, 2014 and 2013:

	Three months ended December 31,
	2014	2013
Earnings available to stockholders	$15,172	$14,837
Basic and diluted weighted average shares outstanding	47,121,194	43,285,250
Basic and diluted earnings per common share	$0.32	$0.34

Note 11. Dividends and Distributions

The Company’s dividends and distributions are recorded on the record date. The following table summarizes the Company’s dividend declarations and distributions during the three months ended December 31, 2014 and 2013:

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
Three months ended December 31, 2014
11/17/2014	12/18/2014	12/29/2014	$0.32	$14,193	52,020	$885
Three months ended December 31, 2013
11/26/2013	12/17/2013	12/27/2013	$0.32	$13,092	42,643	$758

Note 12. Subsequent Events

On February 3, 2015, the Company’s Board declared a quarterly distribution of $0.32 per share payable on March 27, 2015 to holders of record as of March 20, 2015.

$1,000,000,000

GOLUB CAPITAL BDC, INC.

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to generate current income and capital appreciation by investing primarily in senior secured, one stop, second lien and subordinated loans of, and warrants and minority equity securities in, U.S. middle-market companies.

GC Advisors LLC serves as our investment adviser. Golub Capital LLC serves as our administrator. GC Advisors LLC and Golub Capital LLC are affiliated with Golub Capital (as defined herein), a leading lender to middle-market companies that has over $10.0 billion of capital under management as of September 30, 2014.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $1,000,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors or (3) under such circumstances as the Securities and Exchange Commission, or the SEC, may permit. See “Risk Factors” for more information.

Our common stock is traded on The NASDAQ Global Select Market under the symbol “GBDC”. The last reported closing price for our common stock on December 9, 2014 was $17.58 per share. The net asset value of our common stock on September 30, 2014 (the last date prior to the date of this prospectus on which we determined net asset value) was $15.55 per share.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering. Investing in our securities involves a high degree of risk. Before buying any securities, you should read the discussion of the material risks of investing in our securities, including the risk of leverage, in “Risk Factors” beginning on page 0 of this prospectus.

This prospectus contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. We maintain a website at http://www.golubcapitalbdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available on or through our website. You may also obtain such information, free of charge, and make shareholder inquiries by contacting us at 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606, Attention: Investor Relations, or by calling us collect at (312) 205-5050. The SEC also maintains a website at http://www.sec.gov that contains such information.

We generally invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of our debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase our risk of losing part or all of our investment.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is February 3, 2015.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $1,000,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus, and the prospectus and prospectus supplement will together serve as the prospectus. Please carefully read this prospectus and any prospectus supplement, together with any exhibits, before you make an investment decision. Any exhibits will nonetheless be summarized in the prospectus or applicable prospectus supplement.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Risk Factors” and the other information included in this prospectus carefully.

Except as otherwise indicated, the terms:

•	“we,” “us,” “our” and “Golub Capital BDC” refer to Golub Capital BDC, Inc., a Delaware corporation, and its consolidated subsidiaries, including Holdings, the 2010 Issuer and the 2014 Issuer;
•	“Holdings” refers to Golub Capital BDC 2010-1 Holdings LLC, a Delaware limited liability company, or LLC, our direct subsidiary, and “2010 Issuer” refers to Golub Capital BDC 2010-1 LLC, a Delaware LLC, our indirect subsidiary;
•	“Funding” refers to Golub Capital BDC Funding, LLC, a Delaware LLC, our direct subsidiary;
•	“2014 Issuer” refers to Golub Capital BDC CLO 2014 LLC, a Delaware LLC, our direct subsidiary;
•	“Controlling Class” refers to the most senior class of notes then outstanding of the 2010 Issuer or the 2014 Issuer, as applicable;
•	“2010 Debt Securitization” refers to the $350.0 million term debt securitization that we completed on July 16, 2010, as amended on February 15, 2013 in which the 2010 Issuer issued an aggregate of $350.0 million of notes, or the “2010 Notes,” including $203.0 million of Class A 2010 Notes, which bear interest at a rate of three-month London Interbank Offered Rate, or LIBOR, plus 1.74%, $12.0 million of Class B 2010 Notes, which bear interest at a rate of three-month LIBOR plus 2.40%, and $135 million face amount of Subordinated 2010 Notes that do not bear interest;
•	“2014 Debt Securitization” refers to the $402.6 million term debt securitization that we completed on June 5, 2014, in which the 2014 Issuer issued an aggregate of $402.6 million of notes, or the “2014 Notes,” including $191.0 million of Class A-1 2014 Notes, which bear interest at a rate of three-month LIBOR plus 1.75%, $20.0 million of Class A-2 2014 Notes, which bear interest at a rate of three-month LIBOR plus 1.45% through December 4, 2015 and three-month LIBOR plus 1.95% thereafter, $35.0 million of Class B 2014 Notes, which bear interest at a rate of three-month LIBOR plus 2.50%, $37.5 million of Class C 2014 Notes, which bear interest at a rate of three-month LIBOR plus 3.50%, and $119.1 of LLC equity interests that do not bear interest;
•	“Credit Facility” refers to the senior secured revolving credit facility that Funding entered into on July 21, 2011 with Wells Fargo Securities, LLC as administrative agent and Wells Fargo Bank, N.A., as lender as most recently amended on October 17, 2014, for up to $150.0 million that bears interest at a rate of one-month LIBOR plus 2.25% per annum through the reinvestment period, which ends on November 22, 2015, and bears interest at a rate of one-month LIBOR plus 2.75% for the period following the reinvestment period through the stated maturity date of October 17, 2019;
•	“Revolver Funding” refers to Golub Capital BDC Revolver Funding LLC, a Delaware LLC, our direct subsidiary;
•	“Revolver” refers to the $15.0 million revolving line of credit, which may be increased to an amount not to exceed $30.0 million that Revolver Funding entered into on November 22, 2013 with The PrivateBank and Trust Company, or PrivateBank, as lender and administrative agent, as most recently amended on November 24, 2014 that bears interest, at the election of Revolver Funding, at a rate of either one-, two- or three-month LIBOR plus 3.50% per annum or PrivateBank’s prime rate plus 1.50% per annum through November 22, 2015 and either one-, two- or three-month LIBOR plus 2.50% per annum or PrivateBank’s prime rate plus 0.50% per annum for the period subsequent to November 22, 2015 and matures on November 22, 2020;
•	“SLF” refers to Senior Loan Fund LLC, an unconsolidated Delaware LLC in which we co-invest with RGA Reinsurance Company, or RGA, primarily in senior secured loans. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect of SLF must be approved by the SLF investment committee, which presently consists of two representatives of each of the members (with unanimous approval required from either (i) one representative of each of us and RGA or (ii) both representatives of each of us and RGA currently). As of September 30, 2014, we owned 87.5% of both the outstanding subordinated notes and LLC equity interests of SLF. As of September 30, 2014, SLF had subordinated note commitments from its members totaling $100.0 million and LLC equity interest subscriptions from its members totaling $25.0 million. We have committed to fund $87.5 million of subordinated notes and $21.9 million of LLC equity interest subscriptions to SLF;
•	“GC Advisors” refers to GC Advisors LLC, a Delaware LLC and our investment adviser;
•	“Administrator” refers to Golub Capital LLC, a Delaware LLC, an affiliate of GC Advisors and our administrator and for periods prior to February 5, 2013, GC Service Company, LLC; and
•	“Golub Capital” refers, collectively, to the activities and operations of Golub Capital Incorporated, Golub Capital LLC (formerly Golub Capital Management LLC), which entity employs all of Golub Capital’s investment professionals, GC Advisors and associated investment funds and their respective affiliates.

On April 13, 2010, we converted from a limited liability company into a corporation. In this conversion, Golub Capital BDC, Inc. succeeded to the business of Golub Capital BDC LLC and its consolidated subsidiary, and the members of Golub Capital BDC LLC became stockholders of Golub Capital BDC, Inc.

Golub Capital BDC

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. We were formed in November 2009 to continue and expand the business of our predecessor, Golub Capital Master Funding LLC, which commenced operations in July 2007, to make investments primarily in senior secured, one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans), second lien and subordinated (a loan that ranks senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) loans and warrants and minority equity securities of middle market companies that are, in most cases, sponsored by private equity firms. In this prospectus, the term “middle market” generally refers to companies having earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $10.0 million and $50.0 million annually.

Our investment objective is to generate current income and capital appreciation by investing primarily in senior secured, one stop, second lien and subordinated loans of, and warrants and minority equity securities in, U.S. middle market companies. We intend to achieve our investment objective by (1) accessing the established loan origination channels developed by Golub Capital, a leading lender to middle-market companies with over $10.0 billion in capital under management as of September 30, 2014, (2) selecting investments within our core middle market company focus, (3) partnering with experienced private equity firms, or sponsors, in many cases with whom we have invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital.

We seek to create a diverse portfolio that includes primarily senior secured, one stop, second lien and subordinated loans and warrants and minority equity securities by primarily investing approximately $5.0 million to $30.0 million of capital, on average, in the securities of U.S. middle market companies. We may also selectively invest more than $30.0 million in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base.

In the current environment, we are focusing on senior secured loans and one stop investments, given the greater principal protection from the first lien security interest associated with such loans.

We generally invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of our debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase our risk of losing part or all of our investment.

As of September 30, 2014, our portfolio at fair value was comprised of 19.5% senior secured loans, 69.8% one stop loans, 4.4% second lien loans, 0.3% subordinated loans, 3.4% equity and 2.6% of investments in SLF. As of September 30, 2013, our portfolio at fair value was comprised of 28.9% senior secured loans, 54.1% one stop loans, 11.0% second lien loans, 2.2% subordinated loans, 3.3% equity and 0.5% of investments in SLF.

As of September 30, 2014, 2013 and 2012, we had debt and equity investments in 145, 135 and 121 portfolio companies, respectively, and as of September 30, 2014 and 2013, we had investments in subordinated notes and LLC equity interests in SLF. For the years ended September 30, 2014, 2013 and 2012, our income producing assets, which represented nearly 100% of our total portfolio, had a weighted average income yield (which is calculated as income from interest and fees excluding amortization of capitalized fees and discounts divided by the average fair value of earning investments) of 8.3%, 9.1% and 9.3%, respectively, and a weighted average investment income yield (which is calculated as income from interest, fees and amortization of capitalized fees and discounts divided by average fair value of earning investments) of 9.0%, 10.1% and 10.2%, respectively.

As of September 30, 2014, we and RGA owned 87.5% and 12.5%, respectively, of both the outstanding subordinated notes and LLC equity interests of SLF. Additionally, on January 17, 2014, Senior Loan Fund II LLC, a wholly owned subsidiary of SLF, or SLF II, entered into a senior secured revolving credit facility, or the SLF Credit Facility, with Wells Fargo Securities, LLC, as administrative agent, and Wells Fargo Bank, N.A., as lender, which, as amended, allows SLF II to borrow up to $100.0 million, subject to leverage and borrowing base restrictions. The reinvestment period of the SLF Credit Facility ends April 11, 2015, and the stated maturity date is April 11, 2019. As of September 30, 2014, SLF had subordinated note commitments from its members totaling $100 million, of which approximately $29.3 million and $4.7 million in aggregate principal amount was funded at September 30, 2014 and 2013, respectively. As of September 30, 2014, SLF had LLC equity interest subscriptions from its members totaling $25 million, of which approximately $10.6 million and $0.7 million in aggregate was called and contributed as of September 30, 2014 and 2013, respectively.

As of September 30, 2014 and 2013, our investment in SLF consisted of subordinated notes of approximately $25.6 million and $4.1 million, respectively, and LLC equity interests of approximately $9.2 million and $592,000, respectively, which represented 2.6% and 0.5% of our portfolio at fair value.

Our Adviser

Our investment activities are managed by our investment adviser, GC Advisors. GC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. GC Advisors was organized in September 2008 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Under our amended and restated investment advisory agreement, or the Investment Advisory Agreement, with GC Advisors, we pay GC Advisors a base management fee and an incentive fee for its services. See “Management Agreements — Investment Advisory Agreement — Management Fee” for a discussion of the base management fee and incentive fee, including the cumulative income incentive fee and the income and capital gains incentive fee, payable by us to GC Advisors. Unlike most closed-end funds whose fees are based on assets net of leverage, our base management fee is based on our average-adjusted gross assets (including assets purchased with borrowed funds and securitization-related assets, leverage, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) and, therefore, GC Advisors benefits when we incur debt or use leverage. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase (which is different than the definition under U.S. Generally Accepted Accounting Principles, or GAAP, which defines cash equivalents as U.S. government securities and commercial paper instruments maturing within 90 days of purchase). Additionally, under the incentive fee structure, GC Advisors benefits when capital gains are recognized and, because it determines when a holding is sold, GC Advisors controls the timing of the recognition of capital gains. Our board of directors is charged with protecting our interests by monitoring how GC Advisors addresses these and other conflicts of interest associated with its management services and compensation. While not expected to review or approve each borrowing, our independent directors periodically review GC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate. See “Management Agreements — Investment Advisory Agreement — Board Approval of the Investment Advisory Agreement.”

GC Advisors is an affiliate of Golub Capital and pursuant to a staffing agreement, or the Staffing Agreement, Golub Capital LLC makes experienced investment professionals available to GC Advisors and provides access to the senior investment personnel of Golub Capital LLC and its affiliates. The Staffing Agreement provides GC Advisors with access to investment opportunities, which we refer to in the aggregate as deal flow, generated by Golub Capital LLC and its affiliates in the ordinary course of their businesses and commits the members of GC Advisors’ investment committee to serve in that capacity. As our investment adviser, GC Advisors is obligated to allocate investment opportunities among us and its other clients fairly and equitably over time in accordance with its allocation policy. See “Conflicts of Interest” below and “Related Party Transactions and Certain Relationships.” However, there can be no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. GC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital’s LLC’s investment professionals.

An affiliate of GC Advisors, the Administrator, provides the administrative services necessary for us to operate. See “Management Agreements — Administration Agreement” for a discussion of the fees and expenses we are required to reimburse to the Administrator.

About Golub Capital

Golub Capital, founded in 1994, is a leading lender to middle market companies, with a long track record of investing in senior secured, one stop, second lien and subordinated loans. As of September 30, 2014, Golub Capital managed over $8.0 billion of invested or available capital for senior secured, one stop, second lien and subordinated loan investments in middle-market companies. Since its inception, Golub Capital has closed deals with over 200 middle-market sponsors and repeat transactions with over 100 sponsors.

Golub Capital’s middle market lending group is managed by a four-member senior management team consisting of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman and Gregory W. Cashman. As of September 30, 2014, Golub Capital’s more than 70 investment professionals had an average of over 12 years of investment experience and were supported by more than 115 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

Market Trends

We have identified the following trends that may affect our business:

Target Market.  We believe that small and middle-market companies in the United States with annual revenues between $10.0 million and $2.5 billion represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle market companies have generated a significant number of investment opportunities for investment funds managed or advised by Golub Capital, and we believe that this market segment will continue to produce significant investment opportunities for us.

Specialized Lending Requirements.  We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to U.S. middle-market companies (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle market and (3) may also require more extensive ongoing monitoring by the lender.

Demand for Debt Capital.  We believe there is a large pool of uninvested private equity capital for middle-market companies. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and subordinated debt from other sources, such as us.

Competition from Bank Lenders.  We believe that many traditional bank lenders to middle-market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

Market Environment.  We believe that as part of the path of economic recovery following the credit crisis, there has been increased competition for new middle-market investments due to some new non-bank finance companies that have entered the market and due to improving financial performance of middle-market companies. However, we believe that our scale and strong market position will continue to allow us to find investment opportunities with attractive risk-adjusted returns.

Competitive Strengths

Deep, Experienced Management Team.  We are managed by GC Advisors, which, as of September 30, 2014, had access through the Staffing Agreement to the resources and expertise of Golub Capital’s more than 200 employees, led by our chairman, Lawrence E. Golub, and our chief executive officer, David B. Golub. As of September 30, 2014, the more than 70 investment professionals of Golub Capital had an average of over 12 years of investment experience and were supported by more than 115 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. Golub Capital seeks to hire and retain high-quality investment professionals and reward those personnel based on investor returns. In 2013, Golub Capital was awarded Finance Monthly’s Global Awards 2013 “Credit Asset Manager of the Year” and DealMakers M&A Awards 2013 “Middle Market Lender of the Year.” In 2012, Golub Capital was awarded the Association for Corporate Growth (ACG) New York Champion’s Award for “Senior Lender Firm of the Year” and the M&A Advisor award for “Lender Firm of the Year.” These awards do not constitute an endorsement by such organizations of the securities being offered by this prospectus.

Leading U.S. Debt Platform Provides Access to Proprietary Relationship-Based Deal Flow.  GC Advisors gives us access to the deal flow of Golub Capital, one of the leading middle-market lenders in the United States. Golub Capital has been ranked a “Top 3” Traditional Middle Market Bookrunner every year from 2008 through 3Q 2014 by Thomson Reuters LPC for senior secured loans of up to $100 million for leveraged buyouts (based on number of deals completed). Since its inception, Golub Capital has closed deals with over 200 middle-market sponsors and repeat transactions with over 100 sponsors. We believe that Golub Capital receives relationship-based “early looks” and “last looks” at many investment opportunities in the U.S. middle-market market, allowing it to be highly selective in the transactions it pursues.

Disciplined Investment and Underwriting Process.  GC Advisors utilizes the established investment process of Golub Capital for reviewing lending opportunities, structuring transactions and monitoring investments. Using its disciplined approach to lending, GC Advisors seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and the implementation of restrictive debt covenants.

Regimented Credit Monitoring.  Following each investment, GC Advisors implements a regimented credit monitoring system. This careful approach, which involves ongoing review and analysis by teams of professionals, has enabled us to identify problems early and to assist borrowers before they face difficult liquidity constraints.

Concentrated Middle-Market Focus.  Because of our focus on the middle-market, we understand the following general characteristics of middle-market lending:

•	middle-market companies are generally less leveraged than large companies and, we believe, offer more attractive investment returns in the form of upfront fees, prepayment penalties and higher interest rates;
•	middle-market issuers are more likely to have simple capital structures;
•	carefully structured covenant packages enable middle-market lenders to take early action to remediate poor financial performance; and
•	middle-market lenders can undertake thorough due diligence investigations prior to investment.

Organizational Structure

The following shows a simplified organizational chart reflecting our relationship with our investment adviser and administrator and our direct and indirect ownership interests in certain of our subsidiaries, including the membership interests of the 2010 Issuer and the 2014 Issuer, as of the date of this prospectus:

Recent Developments

On October 17, 2014, Funding entered into an amendment, or the Credit Facility Amendment, to the documents governing the Credit Facility. The Credit Facility Amendment is effective as of October 17, 2014. The Credit Facility Amendment, among other things, (a) extended the expiration of the revolving period from October 21, 2014 to November 22, 2015, during which period Funding, subject to certain conditions, may make borrowings under the facility and (b) extended the stated maturity date from October 22, 2018 to October 17, 2019. The size, interest rate and other material terms of the Credit Facility were unchanged.

On November 17, 2014, our board of directors declared a quarterly distribution of $0.32 per share payable on December 29, 2014 to holders of record as of December 18, 2014.

On November 24, 2014, Revolver Funding entered into an amendment, or the Revolver Amendment, to the documents governing the Revolver. The Revolver Amendment is effective as of November 24, 2014. The Revolver Amendment, among other things, (a) extended the stated maturity date from November 22, 2019 to November 22, 2020 and (b) extended the term during which borrowings under the Revolver will bear interest, at the election of Revolver Funding, at either the one-, two- or three month LIBOR plus 3.50% per annum or PrivateBank’s prime rate plus 1.50% per annum through November 22, 2015, with borrowings bearing interest, at the election of Revolver Funding, at either one-, two- or three month and LIBOR plus 2.50% per annum or the PrivateBank’s prime rate plus 0.50% per annum for the period subsequent to November 22, 2015.

Operating and Regulatory Structure

Our investment activities are managed by GC Advisors and supervised by our board of directors, a majority of whom are independent of us, GC Advisors and its affiliates.

As a business development company, we are required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of shares of preferred stock, or notes and other borrowings, our ability to use leverage is limited in significant respects. See “Regulation.” Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. GC Advisors makes recommendations to our board of directors with respect to leverage policies. Our board of directors determines our leverage policy, including approving in advance the incurrence of material indebtedness and the execution of material contracts, and directs GC Advisors to implement such policies. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns — Our management and incentive fee structure may create incentives for GC Advisors that are not fully aligned with the interests of our stockholders,” “— Risks Relating to our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital exposes us to risks, including the typical risks associated with leverage” and “— Risks Relating to our Business and Structure — We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Also, as a business development company, we are generally prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt investments maturing in one year or less from the time of investment. Under the 1940 Act and the rules thereunder, “eligible portfolio companies” include (1) private domestic operating companies, (2) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange, NYSE Amex Equities and The NASDAQ Stock Market) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (3) public domestic operating companies having a market capitalization of less than $250.0 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board and through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation.”

Conflicts of Interest

Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates.

To the extent that we compete with entities sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. GC Advisors’ allocation policies are intended to ensure that, over time, we may generally share equitably in investment opportunities with other investment funds, accounts or other investment vehicles, together referred to as accounts, sponsored or managed by GC Advisors or its affiliates, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other accounts.

GC Advisors and its affiliates have other clients with similar or competing investment objectives, including several private funds that are pursuing an investment strategy similar to ours, some of which are continuing to seek new capital commitments. In serving these clients, GC Advisors may have obligations to other clients or investors in those entities. Our investment objective may overlap with such affiliated accounts. GC Advisors’ allocation procedures are designed to allocate investment opportunities among the accounts sponsored or managed by GC Advisors and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more accounts with similar investment strategies are actively investing, GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. GC Advisors has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns — Conflicts related to obligations GC Advisors’ investment committee, GC Advisors or its affiliates have to other clients.”

GC Advisors seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts sponsored or managed by GC Advisors and its affiliates. When we invest alongside such other accounts, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, if an investment opportunity is appropriate for us and another similar eligible account, the opportunity will be allocated pro rata based on the relative total capital of each of us and such other eligible accounts, subject to minimum and maximum investment size limits. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, we and such other entities would be making different investments in the same issuer, GC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods. We and GC Advisors have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Our board of directors regularly reviews the allocation policy of Golub Capital and annually reviews the code of ethics of GC Advisors. See “Related Party Transactions and Certain Relationships.”

Additionally, under our incentive fee structure, GC Advisors benefits when we recognize capital gains and, because GC Advisors determines when a holding is sold, GC Advisors controls the timing of the recognition of such capital gains. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns — Our management and incentive fee structure may create incentives for GC Advisors that are not fully aligned with the interests of our stockholders.” In addition, because the base management fee that we pay to GC Advisors is based on our average adjusted gross assets, including those assets acquired through the use of leverage, GC Advisors has a financial incentive to incur leverage.

Our principal executive offices are located at 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606, and our telephone number is (312) 205-5050. Our corporate website is located at www.golubcapitalbdc.com. Information on our website is not incorporated into or a part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. Actual costs and expenses incurred by investors in shares of our common stock may be greater than the percentage estimates in the table below. The following table excludes one-time fees payable to third parties not affiliated with GC Advisors that were incurred in connection with the Debt Securitization but includes all of the applicable ongoing fees and expenses of the Debt Securitization. Whenever this prospectus contains a reference to fees or expenses paid by “us” or “Golub Capital BDC,” or that “we” will pay fees or expenses, our common stockholders will indirectly bear such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	(1)
Offering expenses (as a percentage of offering price)	—	(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees	2.33	%(4)
Incentive fees payable under the Investment Advisory Agreement (20%)	1.38	%(5)
Interest payments on borrowed funds	2.76	%(6)
Other expenses	0.76	%(7)
Acquired fund fees and expenses	0.02	%(8)
Total annual expenses	7.25	%(9)

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses associated with the dividend reinvestment plan are included in “Other expenses.” See “Dividend Reinvestment Plan.”
(4)	Our management fee is calculated at an annual rate equal to 1.375% and is based on the average adjusted gross assets (including assets purchased with borrowed funds and securitization-related assets, leverage, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) at the end of the two most recently completed calendar quarters and is payable quarterly in arrears. See “Management Agreements — Investment Advisory Agreement — Management Fee.” The management fee referenced in the table above is based on actual amounts incurred during the year ended September 30, 2014 by GC Advisors in its capacity as investment adviser to us and collateral manager to the 2010 Issuer and the 2014 Issuer.

GC Advisors, as collateral manager for the 2010 Issuer under a collateral management agreement, or the 2010 Collateral Management Agreement, is entitled to receive an annual fee in an amount equal to 0.35% of the principal balance of the portfolio loans held by the 2010 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. This fee, which is less than the management fee payable under the Investment Advisory Agreement, is paid directly by the 2010 Issuer to GC Advisors and offset against such management fee. Accordingly, the 1.375% management fee paid by us to GC Advisors under the Investment Advisory Agreement on all of our assets, including those indirectly held through the 2010 Issuer, is reduced, on a dollar-for-dollar basis, by an amount equal to such 0.35% fee paid to GC Advisors by the 2010 Issuer. The term “collection period” refers to a quarterly period running from the day after the end of the prior collection period to the fifth business day of the calendar month in which a payment date occurs. This fee may be waived by the collateral manager. The 2010 Collateral Management Agreement does not include any incentive fee payable to GC Advisors.

GC Advisors, as collateral manager for the 2014 Issuer, under a collateral management agreement, or the 2014 Collateral Management Agreement, is entitled to receive an annual fee in an amount equal to 0.25% of the principal balance of the portfolio loans held by the 2014 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. This fee, which is less than the management fee payable under the Investment Advisory Agreement, is paid directly by the 2014 Issuer to GC Advisors and offset against such management fee. Accordingly, the 1.375% management fee paid by us to GC Advisors under the Investment Advisory Agreement on all of our assets, including those indirectly held through the 2014 Issuer, is reduced, on a dollar-for-dollar basis, by an amount equal to such 0.25% fee paid to GC Advisors by the 2014 Issuer. Under the 2014 Collateral Management Agreement, the term “collection period” refers to a quarterly period running from the day after the end of the prior collection period to the tenth business day prior to the payment date. This fee may be waived by the collateral manager. The 2014 Collateral Management Agreement does not include any incentive fee payable to GC Advisors.

For purposes of this table, the SEC requires that the “Management fees” percentage be calculated as a percentage of net assets attributable to common stock, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. If the base management fee portion of the “Management fees” percentage were calculated instead as a percentage of our total assets, our base management fee portion of the “Management fees” percentage would be approximately 1.18% of total assets. The base management fee in the table above is based on net assets of $732.7 million and leverage of $697.5 million as of September 30, 2014.

(5)	The incentive fee referenced in the table above is based on amounts incurred during the year ended September 30, 2014. We have structured the calculation of the incentive fee to include a fee limitation such that no incentive fee will be paid to GC Advisors for any quarter if, after such payment, the cumulative incentive fees paid to GC Advisors since the effective date of our election to become a business development company would be greater than 20.0% of our Cumulative Pre-Incentive Fee Net Income (as defined below).

We accomplish this limitation by subjecting each quarterly incentive fee payable under the Income and Capital Gain Incentive Fee Calculation (as defined below) to a cap, or the Incentive Fee Cap. The Incentive Fee Cap in any quarter is equal to the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income and (b) cumulative incentive fees of any kind paid to GC Advisors by Golub Capital BDC since April 13, 2010, the effective date of our election to become a business development company. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, no incentive fee would be payable in that quarter. “Cumulative Pre-Incentive Fee Net Income” is equal to the sum of (a) Pre-Incentive Fee Net Investment Income (as defined below) for each period since April 13, 2010 and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since April 13, 2010.

“Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies, but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Investment Advisory Agreement and an administration agreement, or the Administration Agreement, with the Administrator, any expenses of securitizations and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind, or PIK, interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash.

The income and capital gain incentive fee calculation, or the Income and Capital Gain Incentive Fee Calculation, has two parts. The income component is calculated quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the income component, it is possible that an incentive fee may be calculated under this formula with respect to a period in which we have incurred a loss. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a calendar quarter, the income component will result in a positive value and an incentive fee will be paid unless the payment of such incentive fee would cause us to pay incentive fees on a cumulative basis that exceed 20.0% of our Cumulative Pre-Incentive Fee Net Income.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% quarterly. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our Pre-Incentive Fee Net Investment Income and make it easier for GC Advisors to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our Pre-Incentive Fee Net Investment Income used to calculate this part of the incentive fee is also included in the amount of our total assets (excluding cash and cash equivalents but including assets purchased with borrowed funds and securitization-related assets and cash collateral on deposit with custodian) used to calculate the 1.375% base management fee.

We calculate the income component of the Income and Capital Gain Incentive Fee Calculation with respect to our Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:

•	zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;
•	100.0% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide GC Advisors with 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

The sum of these calculations yields the income incentive fee. This amount is appropriately adjusted for any share issuances or repurchases during the quarter.

The second part of the Income and Capital Gain Incentive Fee Calculation, or the Capital Gain Incentive Fee, equals (a) 20.0% of our Capital Gain Incentive Fee Base (as defined below), if any, calculated in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the calendar year ending December 31, 2010, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. Our “Capital Gain Incentive Fee Base” equals (1) the sum of (i) our realized capital gains, if any, on a cumulative positive basis from April 13, 2010 through the end of each calendar year, (ii) all realized capital losses on a cumulative basis and (iii) all unrealized capital depreciation on a cumulative basis less (2) all unamortized deferred financing costs, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis.

•	The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost base of such investment.

•	The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.
•	The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

As described above, the incentive fee will not be paid at any time where after such payment the cumulative incentive fees paid to date would be greater than 20.0% of the Cumulative Pre-Incentive Net Income since April 13, 2010. In accordance with GAAP, we will accrue a capital gain incentive fee on a quarterly basis as if aggregate unrealized capital appreciation on investments were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. We will accrue the capital gain incentive fee under GAAP if the Capital Gain Incentive Fee Base, adjusted as required by GAAP to include unrealized appreciation, is positive. The Capital Gain Incentive Fee is calculated on a cumulative basis from the date we elected to become a business development company through the end of each calendar year. Since inception through September 30, 2014, we have not made any Capital Gain Incentive Fee payments. For the year ended September 30, 2014, we accrued a capital gain incentive fee under GAAP of $96,000. For a more detailed discussion of the calculation of the incentive fee, see “Management Agreements — Investment Advisory Agreement — Management Fee.”

(6)	Interest payments on borrowed funds represents our annualized interest expense as of September 30, 2014 and includes interest payable on the notes issued by each of the 2010 Issuer and the 2014 Issuer. For the year ended, September 30, 2014, the effective annualized average interest rate on our total debt outstanding, which includes all interest and amortization of debt issuance costs on the Debt Securitization but excludes secured borrowings, was 3.2%. Debt issuance costs represent fees and other direct incremental costs incurred in connection with the 2010 Debt Securitization and the 2014 Debt Securitization, or, collectively, the Debt Securitizations. These fees include a structuring and placement fee paid to Wells Fargo Securities, LLC for its services in connection with the initial structuring and subsequent amendment of the 2010 Debt Securitization and the initial structuring of the 2014 Debt Securitization of $1.74 million, $0.75 million and $1.81 million, respectively, as well as legal fees, accounting fees, rating agency fees and all other costs associated with each of the Debt Securitizations. The interest payments on borrowed funds presented above excludes $0.4 million of accelerated capitalized debt issuance costs that resulted from the June 5, 2014 amendment to the Credit Facility. We do not currently anticipate issuing debt securities or preferred stock in the next 12 months.
(7)	Includes our overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by the Administrator, and any acquired fund fees and expenses that are not required to be disclosed separately. See “Management Agreements — Administration Agreement.” “Other expenses” are based on actual amounts incurred during the year ended September 30, 2014. “Other expenses” also includes the ongoing administrative expenses to the trustee, collateral manager, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports and providing required services in connection with the administration of each of the Debt Securitizations. The administrative expenses are paid by the 2010 Issuer on each payment date in two parts: (1) a component that is paid in a priority to other amounts distributed by the 2010 Issuer, subject to a cap equal to the sum of 0.04% per annum on the adjusted principal balance of the portfolio loans and other assets held by the 2010 Issuer on the last day of the collection period relating to such payment date, plus $150,000 per annum, and (2) a component that is paid in a subordinated position relative to other amounts distributed by the 2010 Issuer, equal to any amounts that exceed the aforementioned administrative expense cap. The administrative expenses are paid by the 2014 Issuer on each payment date in two parts: (1) a component that is paid in a priority to other amounts distributed by the 2014 Issuer, subject to a cap equal to the sum of 0.04% per annum on the adjusted principal balance of the portfolio loans and other assets held by the 2014 Issuer on the last day of the collection period relating to such payment date, plus $150,000 per annum, and (2) a component that is paid in a subordinated position relative to other amounts distributed by the 2014 Issuer, equal to any amounts that exceed the aforementioned administrative expense cap.
(8)	Our stockholders indirectly bear the expenses of our investment in SLF. No management fee is charged by Golub Capital LLC in connection with the administrative services it provides to SLF. However, SLF does reimburse Golub Capital LLC for its costs related to providing accounting, bookkeeping, treasury, loan operations, reporting and administrative services for SLF. Future expenses for SLF may be substantially higher or lower because certain expenses may fluctuate over time.
(9)	All of our expenses, including all expenses of the Debt Securitization, are disclosed in the appropriate line items under “Annual Expenses (as a percentage of net assets attributable to common stock).” “Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies. The reason for presenting expenses as a percentage of net assets attributable to common stockholders is that our common stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$59	$175	$288	$565

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. Under our Investment Advisory Agreement, no incentive fee would be payable if we have a 5% annual return. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. The example assumes that all dividends and other distributions are reinvested at net asset value. Under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from net asset value. See “Dividend Reinvestment Plan” for more information.

RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus and the applicable prospectus supplement, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment. The risk factors described below are the principal risk factors associated with an investment in us as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

Risks Relating to Our Business and Structure

We are subject to risks associated with the current interest rate environment.

Since the economic downturn that began in mid-2007, interest rates have remained low. Because longer-term inflationary pressure is likely to result from the U.S. government’s fiscal policies and challenges during this time, we will likely experience rising interest rates, rather than falling rates, at some point in the future.

To the extent we borrow money or issue debt securities or preferred stock to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities or preferred stock and the rate at which we invest these funds. In addition, many of our debt investments and borrowings have floating interest rates that reset on a periodic basis, and many of our investments are subject to interest rate floors. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds will increase because the interest rates on the 2010 Notes and 2014 Notes issued under the 2010 Debt Securitization and 2014 Debt Securitization, respectively, and amounts borrowed under the Credit Facility and the Revolver are floating, which could reduce our net investment income to the extent any debt investments have fixed interest rates, and the interest rate on investments with an interest rate floor will not increase until interest rates exceed the applicable floor. We expect that our long-term fixed-rate investments will be financed primarily with issuances of equity and long-term debt securities, including SBA debentures. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act and applicable commodities laws. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

You should also be aware that a rise in the general level of interest rates typically will lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to GC Advisors.

Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our distribution rate, which could reduce the value of our common stock. In addition, a decline in the prices of the debt due to rising market interest rates not reflected in such debt investments we own could adversely affect the trading price of our common stock and our net asset value.

We are dependent upon GC Advisors for our success and upon their access to the investment professionals and partners of Golub Capital and its affiliates.

We do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of the senior investment professionals of GC Advisors to achieve our investment objective. We expect that GC Advisors will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement. We can offer no assurance, however, that the senior investment professionals of GC Advisors will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with Golub Capital LLC and its affiliates and do not develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the senior investment professionals of GC Advisors have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.

GC Advisors is an affiliate of Golub Capital LLC and depends upon access to the investment professionals and other resources of Golub Capital LLC and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. GC Advisors also depends upon Golub Capital LLC to obtain access to deal flow generated by the professionals of Golub Capital LLC and its affiliates. Under the Staffing Agreement, Golub Capital provides GC Advisors with the resources necessary to fulfill these obligations. The Staffing Agreement provides that Golub Capital LLC makes available to GC Advisors experienced investment professionals and provides access to the senior investment personnel of Golub Capital LLC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to the Staffing Agreement and cannot assure you that Golub Capital LLC will fulfill its obligations under the agreement. If Golub Capital LLC fails to perform, we cannot assure you that GC Advisors will enforce the Staffing Agreement, that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of Golub Capital LLC and its affiliates or their information and deal flow.

GC Advisors’ investment committee provides oversight over our investment activities. GC Advisors’ investment committee consists of two members of our board of directors and two additional employees of Golub Capital LLC. The loss of any member of GC Advisors’ investment committee or of other senior investment professionals of GC Advisors and its affiliates would limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operations and cash flows.

Our business model depends to a significant extent upon strong referral relationships with sponsors. Any inability of GC Advisors to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon Golub Capital LLC’s relationships with sponsors, and we intend to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If Golub Capital LLC fails to maintain such relationships, or to develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of Golub Capital LLC have relationships are not obligated to provide us with investment opportunities, and, therefore, we can offer no assurance that these relationships will generate investment opportunities for us in the future.

We may not replicate the historical results achieved by other entities managed or sponsored by members of GC Advisors’ investment committee, or by GC Advisors or its affiliates.

Our investments may differ from those of existing accounts that are or have been sponsored or managed by members of GC Advisors’ investment committee, GC Advisors or affiliates of GC Advisors. Investors in our securities are not acquiring an interest in any accounts that are or have been sponsored or managed by members of GC Advisors’ investment committee, GC Advisors or affiliates of GC Advisors. We may consider co-investing in portfolio investments with other accounts sponsored or managed by members of GC Advisors’ investment committee, GC Advisors or its affiliates. Any such investments are subject to regulatory limitations and approvals by directors who are not “interested persons,” as defined in the 1940 Act. We can offer no assurance, however, that we will obtain such approvals or develop opportunities that comply with such limitations. We also cannot assure you that we will replicate the historical results achieved by members of the investment committee, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on our future performance.

Our financial condition, results of operations and cash flows depend on our ability to manage our business effectively.

Our ability to achieve our investment objective depends on our ability to manage our business and to grow. This depends, in turn, on GC Advisors’ ability to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis depends upon GC Advisors’ execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. GC Advisors has substantial responsibilities under the Investment Advisory Agreement, as well as responsibilities in connection with the management of other accounts sponsored or managed by GC Advisors, members of GC Advisors’ investment committee or Golub Capital LLC and its affiliates. The personnel of the Administrator and its affiliates may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

There are significant potential conflicts of interest that could affect our investment returns.

As a result of our arrangements with GC Advisors and its affiliates and GC Advisors’ investment committee, there may be times when GC Advisors or such persons have interests that differ from those of our securityholders, giving rise to a conflict of interest.

Conflicts related to obligations GC Advisors’ investment committee, GC Advisors or its affiliates have to other clients.

The members of GC Advisors’ investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of accounts sponsored or managed by GC Advisors or its affiliates. Similarly, GC Advisors or its affiliates currently manage and may have other clients with similar or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, Lawrence E. Golub and David B. Golub have management responsibilities for other accounts managed or sponsored by GC Advisors or its affiliates. Our investment objective may overlap with the investment objectives of such affiliated accounts. For example, GC Advisors currently manages several private funds that are pursuing an investment strategy similar to ours, some of which may seek additional capital from time to time, and we may compete with these and other accounts sponsored or managed by GC Advisors and its affiliates for capital and investment opportunities. As a result, those individuals may face conflicts in the allocation of investment opportunities among us and other accounts advised by or affiliated with GC Advisors. GC Advisors seeks to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time, and there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

GC Advisors’ investment committee, GC Advisors or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

Principals of GC Advisors and its affiliates and members of GC Advisors’ investment committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

Our management and incentive fee structure may create incentives for GC Advisors that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we pay management and incentive fees to GC Advisors. The management fee is based on our average adjusted gross assets and the incentive fee is computed and paid on income, both of which include leverage. As a result, investors in our common stock will invest on a “gross”

basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our average adjusted gross assets, GC Advisors benefits when we incur debt or use leverage. Although GC Advisors makes recommendations to our board of directors with respect to leverage policies, our board of directors determines our leverage policy, including approving in advance the incurrence of material indebtedness and the execution of material contracts.

Additionally, the incentive fee payable by us to GC Advisors may create an incentive for GC Advisors to cause us to realize capital gains or losses that may not be in the best interests of us or our stockholders. Under the incentive fee structure, GC Advisors benefits when we recognize capital gains and, because GC Advisors determines when an investment is sold, GC Advisors controls the timing of the recognition of such capital gains. Our board of directors is charged with protecting our stockholders’ interests by monitoring how GC Advisors addresses these and other conflicts of interest associated with its management services and compensation. While they are not expected to review or approve each borrowing, our independent directors periodically review GC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, GC Advisors or its affiliates may from time to time have interests that differ from those of our securityholders, giving rise to a conflict.

The management and incentive fees payable by us to GC Advisors may create an incentive for GC Advisors to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which these fees payable to GC Advisors are determined may encourage GC Advisors to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor our securityholders.

The part of the management and incentive fees payable to GC Advisors that relates to our net investment income is computed and paid on income that may include interest income that has been accrued but not yet received in cash, such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities. This fee structure may be considered to involve a conflict of interest for GC Advisors to the extent that it may encourage GC Advisors to favor debt financings that provide for deferred interest, rather than current cash payments of interest. GC Advisors may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the fees even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because GC Advisors is not obligated to reimburse us for any fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

Our incentive fee may induce GC Advisors to make certain investments, including speculative investments.

The incentive fee payable by us to GC Advisors may create an incentive for GC Advisors to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to GC Advisors is determined may encourage GC Advisors to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor our securityholders.

The incentive fee payable by us to GC Advisors also may create an incentive for GC Advisors to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we accrue the interest over the life of the investment but do not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee is based on income that we have not yet received in cash, such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

The majority of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, our board of directors will determine the fair value of these securities in good faith as described below in “— Many of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.” In connection with that determination, investment professionals from GC Advisors may provide our board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, Lawrence E. Golub and David B. Golub have an indirect pecuniary interest in GC Advisors. The participation of GC Advisors’ investment professionals in our valuation process, and the indirect pecuniary interest in GC Advisors by Lawrence E. Golub and David B. Golub, could result in a conflict of interest as GC Advisors’ management fee is based, in part, on our average adjusted gross assets and our incentive fees will be based, in part, on unrealized gains and losses.

Conflicts related to other arrangements with GC Advisors or its affiliates.

We have entered into a license agreement with Golub Capital LLC under which Golub Capital LLC has granted us a non-exclusive, royalty-free license to use the name “Golub Capital”. See “Management Agreements — License Agreement.” In addition, we pay to the Administrator our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, such as rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. These arrangements create conflicts of interest that our board of directors must monitor.

The Investment Advisory Agreement and the Administration Agreement were not negotiated on an arm’s-length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to GC Advisors, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with GC Advisors, the Administrator and their respective affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. We consider GC Advisors and its affiliates to be our affiliates for such purposes. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, the SEC. We are prohibited from buying or selling any security from or to, among others, any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC.

We may, however, invest alongside GC Advisors’ and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that GC Advisors, acting on our behalf and on behalf of its other clients, negotiates no term other than price. We may also invest alongside GC Advisors’ other clients as otherwise permissible under regulatory guidance, applicable regulations and GC Advisors’ allocation policy. Under this allocation policy, if an investment opportunity is appropriate for us and another similar eligible account, the opportunity will be allocated pro rata based on relative total capital of each of us and such other eligible accounts, subject to minimum and maximum investment size limits. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations in which co-investment with other accounts sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, we and such other entities may make investments in the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other GC Advisors clients, GC Advisors needs to decide whether we or such other entity or entities will proceed with such investments. GC Advisors makes these determinations based on its policies and procedures, which generally require that such investment opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods. Moreover, in certain circumstances, we may be unable to invest in an issuer in which an account sponsored or managed by GC Advisors or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

We and GC Advisors have submitted an application for exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investments by us and other accounts sponsored or managed by GC Advisors and its affiliates may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our application for exemptive relief seeks an exemptive order that would permit us to invest with accounts sponsored or managed by GC Advisors or its affiliates in the same portfolio companies under circumstances in which such investments would otherwise not be permitted under the 1940 Act. We expect that such exemptive relief permitting co-investments, if granted, would apply only if our independent directors review and approve each co-investment.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities compete with us to make the types of investments that we plan to make. We compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or the source of income, asset diversification and distribution requirements we must satisfy to maintain our qualification as a RIC. The competitive pressures we face may have a material adverse effect on our business, financial condition, results of operations and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

With respect to the investments we make, we do not seek to compete based primarily on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. In the secondary market for acquiring existing loans, we compete generally on the basis of pricing terms. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. We may also compete for investment opportunities with accounts managed or sponsored by GC Advisors or its affiliates. Although GC Advisors allocates opportunities in accordance with its policies and procedures, allocations to such other accounts will reduce the amount and frequency of opportunities available to us and may not be in the best interests of us and our securityholders. Moreover, the performance of investments will not be known at the time of allocation. See “Risk Factors — Risks Relating to Our Business and Structure —  There are significant potential conflicts of interest that could affect our investment returns — Conflicts related to obligations GC Advisors’ investment committee, GC Advisors or its affiliates have to other clients” and “Related Party Transactions and Certain Relationships.”

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute dividends of an amount at least equal to 90% of the sum of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. We are subject, to the extent we use debt financing, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments are in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate-level income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to stockholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our securityholders. See “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

We may need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund new investments and grow our portfolio of investments. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we are required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our qualification as a RIC. As a result, these earnings are not available to fund new investments. An inability to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which may have an adverse effect on the value of our securities.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as the accretion of original issue discount. This may arise if we receive warrants in connection with the making of a loan and in other circumstances, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted PIK arrangements, is included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible, and GC Advisors will have no obligation to refund any fees it received in respect of such accrued income.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our qualification as a RIC. In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital exposes us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted as a business development company to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% of gross assets (other than the U.S. Small Business Administration, or SBA, debentures of a small business investment company, or SBIC, subsidiary, as permitted by exemptive relief we have been granted by the SEC) less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities (other than the SBA debentures of an SBIC subsidiary, as permitted by exemptive relief we have been granted by the SEC). If the value of our assets declines, we may be unable to satisfy this ratio. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. As of September 30, 2014, we had $697.5 million of outstanding borrowings, including $215.0 million outstanding under the 2010 Debt Securitization and $246.0 million outstanding under the 2014 Debt Securitization.

In the absence of an event of default, no person or entity from which we borrow money has a veto right or voting power over our ability to set policy, make investment decisions or adopt investment strategies. If we issue preferred stock, which is another form of leverage, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest. Holders of our common stock will directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that we issue. In addition, any interests of preferred stockholders may not necessarily align with the interests of holders of our common stock and the rights of holders of shares of preferred stock to receive dividends would be senior to those of holders of shares of our common stock. We do not, however, anticipate issuing preferred stock in the next 12 months.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution.

We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. We may issue senior debt securities to banks, insurance companies and other lenders. Lenders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments we may enter into with lenders. In addition, under the terms of any credit facility or other debt instrument we enter into, we are likely to be required by its terms to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause our net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. Similarly, any decrease in our net investment income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions on our common stock or any outstanding preferred stock. Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Our common stockholders bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to GC Advisors.

The terms of our existing indebtedness require us to comply with certain financial and operational covenants, and we expect similar covenants in future debt instruments. Failure to comply with such covenants could result in a default under the applicable credit facility or debt instrument if we are unable to obtain a waiver from the applicable lender or holder, and such lender or holder could accelerate repayment under such indebtedness and negatively affect our business, financial condition, results of operations and cash flows.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include the Class A and Class B 2010 Notes issued by the 2010 Issuer and the Class A-1, Class A-2 and Class B 2014 Notes issued by the 2014 Issuer, our other borrowings (other than the SBA debentures of an SBIC subsidiary, as permitted by exemptive relief we have been granted by the SEC) and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions in amounts sufficient to maintain our status as a RIC, or at all. The amount of leverage that we employ will depend on GC Advisors’ and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

On September 13, 2011, we received exemptive relief from the SEC allowing us to modify the asset coverage requirement to exclude the SBA debentures from this calculation. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides us with increased investment flexibility but also increases our risks related to leverage.

The following table illustrates the effect of leverage on returns from an investment in our common stock as of September 30, 2014, assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)	-22%	-12%	-3%	7%	17%

(1)	Assumes $1,443.4 million in total assets, $697.5 million in debt and secured borrowings outstanding and $732.7 million in net assets as of September 30, 2014 and an effective annual interest rate of 2.7% as of September 30, 2014.

Based on our outstanding indebtedness of $697.5 million as of September 30, 2014 and the effective annual interest rate of 2.7% as of that date, our investment portfolio would have been required to experience an annual return of at least 1.3% to cover annual interest payments on the outstanding debt.

We are subject to risks associated with the 2010 Debt Securitization and the 2014 Debt Securitization.

As a result of the 2010 Debt Securitization and the 2014 Debt Securitization, we are subject to a variety of risks, including those set forth below. We use the term “debt securitization” in this prospectus to describe a form of secured borrowing under which an operating company (sometimes referred to as an “originator” or “sponsor”) acquires or originates mortgages, receivables, loans or other assets that earn income, whether on a one-time or recurring basis (collectively, “income producing assets”), and borrows money on a non-recourse basis against a legally separate pool of loans or other income producing assets. In a typical debt securitization, the originator transfers the loans or income producing assets to a single-purpose, bankruptcy-remote subsidiary (also referred to as a “special purpose entity”), which is established solely for the purpose of holding loans and income producing assets and issuing debt secured by these income producing assets. The special purpose entity completes the borrowing through the issuance of notes secured by the loans or other assets. The special purpose entity may issue the notes in the capital markets to a variety of investors, including banks, non-bank financial institutions and other investors. In each of the 2010 Debt Securitization and the 2014 Debt Securitization, institutional investors purchased the notes issued by the 2010 Issuer and the 2014 Issuer, respectively, in a private placement.

We are subject to certain risks as a result of our indirect interests in the junior notes and membership interests of the 2010 Issuer and our direct interests in the junior notes and membership interests of the 2014 Issuer.

Under the terms of the master loan sale agreement governing the 2010 Debt Securitization, (1) we sold and/or contributed to Holdings all of our ownership interest in our portfolio loans and participations for the purchase price and other consideration set forth in such master loan sale agreement and (2) Holdings, in turn, sold and/or contributed to the 2010 Issuer all of its ownership interest in such portfolio loans and participations for the purchase price and other consideration set forth in such master loan sale agreement. Following these transfers, the 2010 Issuer, and not Holdings or us, held all of the ownership interest in such portfolio loans and participations. As a result of the 2010 Debt Securitization and as of September 30, 2014, we held indirectly through Holdings the Subordinated 2010 Notes as well as membership interests, which comprise 100% of the equity interests, in the 2010 Issuer. Under the terms of the loan sale agreement governing the 2014 Debt Securitization, we sold and/or contributed to the 2014 Issuer all of our ownership interest in our portfolio loans and participations for the purchase price and other consideration set forth in such loan sale agreement. Following this transfer, the 2014 Issuer held all of the ownership interest in such portfolio loans and participations. As a result of the 2014 Debt Securitization and as of September 30, 2014, we held the Class C 2014 Notes as well as all of the membership interests of the 2014 Issuer. As a result, we consolidate the financial statements of Holdings, the 2010 Issuer and the 2014 Issuer, as well as our other subsidiaries, in our consolidated financial statements. Because each of Holdings, the 2010 Issuer and the 2014 Issuer is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the sale or contribution by us to Holdings, and by Holdings to the 2010 Issuer and the sale or contribution by us to the 2014 Issuer did not constitute a taxable event for U.S. federal income tax purposes. If the U.S. Internal Revenue Service were to take a contrary position, there could be a material adverse effect on our business, financial condition, results of operations or cash flows. The securities issued by the 2010 Issuer and the 2014 Issuer, or by any securitization vehicle we sponsor in the future, could be acquired by another business development company or securitization vehicle subject to the satisfaction of certain conditions. We may also, from time to time, hold asset-backed securities, or the economic equivalent thereof, issued by a securitization vehicle sponsored by another business development company to the extent permitted under the 1940 Act.

The Subordinated 2010 Notes and membership interests in the 2010 Issuer are subordinated obligations of the 2010 Issuer and the Class C 2014 Notes are subordinated obligations of the 2014 Issuer.

The Subordinated 2010 Notes are the most junior class of notes issued by the 2010 Issuer, are subordinated in priority of payment to every other class of notes issued by the 2010 Issuer and are subject to certain payment restrictions set forth in the indenture governing the 2010 Notes. Therefore, Holdings only receives cash distributions on the Subordinated 2010 Notes if the 2010 Issuer has made all cash interest payments to all other notes it has issued, and we only receive cash distributions in respect of our indirect ownership of the 2010 Issuer to the extent that Holdings receives any cash distributions in respect of its direct ownership of the 2010 Issuer. The Subordinated 2010 Notes are also unsecured and rank behind all of the secured creditors, known or unknown, of the 2010 Issuer, including the holders of the senior notes it has issued. Consequently, to the extent that the value of the 2010 Issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, or as a result of defaulted loans or individual fund assets, the value of the Subordinated 2010 Notes at their redemption could be reduced.

The membership interests in the 2010 Issuer represent all of the equity interest in the 2010 Issuer. As such, the holder of the membership interests is the residual claimant on distributions, if any, made by the 2010 Issuer after holders of all 2010 Notes have been paid in full on each payment date or upon maturity of such notes under the 2010 Debt Securitization documents. Such payments may be made by the 2010 Issuer only to the extent permitted under the 2010 Debt Securitization documents on any payment date or upon payment in full of the notes issued by the 2010 Issuer.

The Class C 2014 Notes are the most junior class of notes issued by the 2014 Issuer, are subordinated in priority of payment to the Class A 2014 Notes and the Class B 2014 Notes and are subject to certain payment restrictions set forth in the indenture governing the 2014 Notes. Therefore, we only receive cash distributions on the Class C 2014 Notes if the 2014 Issuer has made all cash interest payments to all other notes it has issued. Consequently, to the extent that the value of the 2014 Issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, or as a result of defaulted loans or individual fund assets, the value of the Class C 2014 Notes at their redemption could be reduced.

The 2014 Issuer is the residual claimant on funds, if any, remaining after holders of all classes of 2014 Notes have been paid in full on each payment date or upon maturity of such notes under the 2014 Debt Securitization documents. The membership interests in the 2014 Issuer represent all of the equity interest in the 2014 Issuer, and, as the holder of the membership interests, we may receive distributions, if any, only to the extent that the 2014 Issuer makes distributions out of funds remaining after holders of all classes of 2014 Notes have been paid in full on each payment date any amounts due and owing on such payment date or upon maturity of such 2014 Notes.

The interests of holders of the senior classes of securities issued by the 2010 Issuer and the 2014 Issuer may not be aligned with our interests.

The Class A 2010 Notes are the debt obligations ranking senior in right of payment to other securities issued by the 2010 Issuer in the 2010 Debt Securitization. As such, there are circumstances in which the interests of holders of the Class A 2010 Notes may not be aligned with the interests of holders of the other classes of notes issued by, and membership interests of, the 2010 Issuer. For example, under the terms of the Class A 2010 Notes, holders of the Class A 2010 Notes have the right to receive payments of principal and interest prior to holders of the Class B 2010 Notes, the Subordinated 2010 Notes and the membership interests of the 2010 Issuer.

The Class A 2014 Notes are the debt obligations ranking senior in right of payment to other securities issued by the 2014 Issuer in the 2014 Debt Securitization. As such, there are circumstances in which the interests of holders of the Class A 2014 Notes may not be aligned with the interests of holders of the other classes of notes issued by, and membership interests of, the 2014 Issuer. For example, under the terms of the Class A 2014 Notes, holders of the Class A 2014 Notes have the right to receive payments of principal and interest prior to holders of the Class B 2014 Notes, the Class C 2014 Notes and the 2014 Issuer.

For as long as the Class A 2010 Notes remain outstanding, holders of the Class A 2010 Notes comprise the Controlling Class under the 2010 Debt Securitization. If the Class A 2010 Notes are paid in full, the Class B 2010 Notes would comprise the Controlling Class under the 2010 Debt Securitization. For as long as the Class A 2014 Notes remain outstanding, holders of the Class A 2014 Notes comprise the Controlling Class under the 2010 Debt Securitization. If the Class A 2014 Notes are paid in full, the Class B 2014 Notes would comprise the Controlling Class under the 2014 Debt Securitization. Holders of the Controlling Class under the 2010 Debt Securitization and 2014 Debt Securitization have the right to act in certain circumstances with respect to the portfolio loans in ways that may benefit their interests but not the interests of holders of more junior classes of notes and membership interests, including by exercising remedies under the indenture in the 2010 Debt Securitization and the 2014 Debt Securitization, as applicable.

If an event of default has occurred and acceleration occurs in accordance with the terms of the indenture for either the 2010 Debt Securitization or the 2014 Debt Securitization, the Controlling Class of such debt securitization, as the most senior class of notes then outstanding in such debt securitization will be paid in full before any further payment or distribution on the more junior classes of notes and membership interests. In addition, if an event of default under the 2010 Debt Securitization or 2014 Debt Securitization, as applicable, occurs, holders of a majority of the Controlling Class of the applicable debt securitization may be entitled to determine the remedies to be exercised under the applicable indenture, subject to the terms of such indenture. For example, upon the occurrence of an event of default with respect to the notes issued by the 2010 Issuer, the trustee or holders of a majority of the Controlling Class may declare the principal, together with any accrued interest, of all the notes of such class and any junior classes to be immediately due and payable. This would have the effect of accelerating the principal on such notes, triggering a repayment obligation on the part of the 2010 Issuer. If at such time the portfolio loans were not performing well, the 2010 Issuer may not have sufficient proceeds available to enable the trustee under the indenture to repay the obligations of holders of the Subordinated 2010 Notes, or to pay a dividend to holders of the membership interests.

Remedies pursued by the Controlling Class could be adverse to the interests of the holders of the notes that are subordinated to the Controlling Class (which would include the Subordinated 2010 Notes and the Class C 2014 Notes to the extent the Class A 2010 Notes, Class B 2010 Notes, Class A 2014 Notes or Class B 2014 Notes constitute the Controlling Class, as applicable), and the Controlling Class will have no obligation to consider any possible adverse effect on such other interests. Thus, we cannot assure you that any remedies pursued by the Controlling Class will be in the best interests of Holdings or us or that Holdings or we will receive any payments or distributions upon an acceleration of the notes. In a liquidation under the 2010 Debt Securitization, the Subordinated 2010 Notes will be deemed to be paid in full once the Class A 2010 Notes and Class B 2010 Notes are paid in full. In addition, under the 2010 Debt Securitization, after the Class A 2010 Notes and Class B 2010 Notes are paid in full, the holder of the Subordinated 2010 Notes will be the only remaining noteholder and may amend the indenture to, among other things, direct the assignment of any remaining assets to other wholly-owned subsidiaries for a price less than the fair market value of such assets with the difference in price to be considered an equity contribution to such subsidiaries. In a liquidation under the 2014 Debt Securitization, the Class C 2014 Notes will be subordinated to payment of the Class A 2014 Notes and Class B 2014 Notes and may not be paid in full to the extent funds remaining after payment of the Class A 2014 Notes and Class B 2014 Notes are insufficient. In addition, under the 2014 Debt Securitization, after the Class A 2014 Notes and Class B 2014 Notes are paid in full, the holder of the Class C 2014 Notes will be the only remaining noteholder and may amend the applicable indenture to, among other things, direct the assignment of any remaining assets to other wholly-owned subsidiaries for a price less than the fair market value of such assets with the difference in price to be considered an equity contribution to such subsidiaries. Any failure of the 2010 Issuer or the 2014 Issuer to make distributions on the notes we indirectly or directly hold, whether as a result of an event of default, liquidation or otherwise, could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in an inability of us to make distributions sufficient to maintain our status as a RIC.

The 2010 Issuer or the 2014 Issuer may fail to meet certain asset coverage tests.

Under the documents governing the 2010 Debt Securitization, there are two asset coverage tests applicable to the Class A 2010 Notes and Class B 2010 Notes, and the documents governing the 2014 Debt Securitization provide for the same two asset coverage tests applicable to the Class A 2014 Notes, the Class B 2014 Notes and the Class C 2014 Notes. The first such test compares the amount of interest received on the portfolio loans held by the 2010 Issuer or the 2014 Issuer, as applicable, to the amount of interest payable in respect of the Class A 2010 Notes and Class B 2010 Notes, with respect to the 2010 Issuer and the Class A 2014 Notes, the Class B 2014 Notes and the Class C 2014 Notes, with respect to the 2014 Issuer. To meet this first test, in the case of the 2010 Debt Securitization interest received on the portfolio loans must equal at least 115% of the interest payable in respect of the notes issued by the 2010 Issuer; and, in the case of the 2014 Debt Securitization, interest received on the portfolio loans must equal at least 120% of the interest payable in respect of the Class A 2014 Notes and Class B 2014 Notes, taken together, and at least 110% of the interest payable in respect of the Class C 2014 Notes. The second such test compares the principal amount of the portfolio loans of the applicable debt securitization to the aggregate outstanding principal amount of the Class A 2010 Notes and Class B 2010 Notes, with respect to the 2010 Debt Securitization, and the Class A 2014 Notes, the Class B 2014 Notes and the Class C 2014 Notes, with respect to the 2014 Debt Securitization. To meet this second test at any time in the case of the 2010 Debt Securitization, the aggregate principal amount of the portfolio loans must equal at least 158% of the outstanding principal amount of the applicable 2010 Notes, taken together. To meet this second test at any time in the case of the 2014 Debt Securitization, the aggregate principal amount of the portfolio loans must equal at least 153.6% of the Class A 2014 Notes and the Class B 2014 Notes, taken together, and 136.1% of the Class C 2014 Notes. If any asset coverage test with respect to the Class A 2010 Notes or Class B 2010 Notes is not met, proceeds from the portfolio of loan investments that otherwise would have been distributed to the holders of the Subordinated 2010 Notes and Holdings will instead be used to redeem first the Class A 2010 Notes and then the Class B 2010 Notes, to the extent necessary to satisfy the applicable asset coverage tests on a pro forma basis after giving effect to all payments made in respect of the notes, which we refer to as a mandatory redemption, or to obtain the necessary ratings confirmation. If any asset coverage test with respect to the Class A 2014 Notes, the Class B 2014 Notes or Class C 2014 Notes is not met, proceeds from the portfolio of loan investments that otherwise would have been distributed to the holders of the Class C 2014 Notes and the 2014 Issuer will instead be used to redeem first the Class A 2014 Notes and then the Class B 2014 Notes, to the extent necessary to satisfy the applicable asset coverage tests on a pro forma basis after giving effect to all payments made in respect of the notes, which we refer to as a mandatory redemption, or to obtain the necessary ratings confirmation.

The value of the Class B 2010 Notes, the Class B 2014 Notes or the Class C 2014 Notes could be adversely affected by a mandatory redemption because such redemption could result in the applicable notes being redeemed at par at a time when they are trading in the secondary market at a premium to their stated principal amount and when other investments bearing the same rate of interest may be difficult or expensive to acquire. A mandatory redemption could also result in a shorter investment duration than a holder of such notes may have wanted or anticipated, which could, in turn, result in such a holder incurring breakage costs on related hedging transactions. In addition, the reinvestment period under the 2010 Debt Securitization may extend through as late as July 20, 2015, which could affect the value of the collateral securing the Class B 2010 Notes, and the reinvestment period under the 2014 Debt Securitization may extend through as late as April 28, 2018, which could affect the value of the collateral securing the Class C 2014 Notes.

We may not receive cash from the 2010 Issuer or the 2014 Issuer.

We receive cash from the 2010 Issuer only to the extent that Holdings receives payments on the Subordinated 2010 Notes or the membership interests of the 2010 Issuer, and we receive cash from the 2014 Issuer only to the extent of payments on the Class C 2014 Notes and distributions, if any, with respect to the membership interests of the 2014 Issuer as permitted under the 2014 Debt Securitization. Each of the 2010 Issuer and the 2014 Issuer may only make payments on such securities to the extent permitted by the payment priority provisions of the indenture governing the 2010 Notes or the 2014 Notes, as applicable, which generally provide, in the case of the 2010 Debt Securitization, that principal payments on the Subordinated 2010 Notes and, in the case of the 2014 Debt Securitization, principal payments on the Class C 2014 Notes may not be made on any payment date unless all amounts owing under the Class A 2010 Notes and Class B 2010 Notes, in the case of the 2010 Debt Securitization, and the Class A 2014 Notes and the Class B 2014 Notes, in the case of the 2014 Debt Securitization, are paid in full. In addition, if the 2010 Issuer does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the 2010 Debt Securitization, cash would be diverted from the Subordinated 2010 Notes to first pay the Class A 2010 Notes and Class B 2010 Notes in amounts sufficient to cause such tests to be satisfied. If the 2014 Issuer does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the 2014 Debt Securitization, cash would be diverted from the Class C 2014 Notes to first pay the Class A 2014 Notes and Class B 2014 Notes in amounts sufficient to cause such tests to be satisfied. In the event that we fail to receive cash indirectly from the 2010 Issuer or directly from the 2014 Issuer, we could be unable to make such distributions in amounts sufficient to maintain our status as a RIC, or at all.

We may be required to assume liabilities of the 2010 Issuer and the 2014 Issuer and are indirectly liable for certain representations and warranties in connection with the 2010 Debt Securitization and 2014 Debt Securitization.

As part of the 2010 Debt Securitization, we entered into a master loan sale agreement under which we would be required to repurchase any loan (or participation interest therein) which was sold to the 2010 Issuer in breach of any representation or warranty made by us with respect to such loan on the date such loan was sold. To the extent we fail to satisfy any such repurchase obligation, the trustee of the 2010 Debt Securitization may, on behalf of the 2010 Issuer, bring an action against us to enforce these repurchase obligations.

The structure of the 2010 Debt Securitization is intended to prevent, in the event of our bankruptcy or the bankruptcy of Holdings, the consolidation of the 2010 Issuer with our operations or those of Holdings. The structure of the 2014 Debt Securitization is intended to prevent, in the event of our bankruptcy, the consolidation of the 2014 Issuer with our operations. If the true sale of the assets in the 2010 Debt Securitization or 2014 Debt Securitization, as applicable, were not respected in the event of our insolvency, a trustee or debtor-in-possession might reclaim the assets of the 2010 Issuer and the 2014 Issuer for our estate. However, in doing so, we would become directly liable for all of the indebtedness then outstanding under the 2010 Debt Securitization and the 2014 Debt Securitization, which would equal the full amount of debt of the 2010 Issuer and the 2014 Issuer reflected on our consolidated balance sheet. In addition, we cannot assure you that the recovery in the event we were consolidated with the 2010 Issuer or 2014 Issuer for purposes of any bankruptcy proceeding would exceed the amount to which we would otherwise be entitled as an indirect holder of the Subordinated 2010 Notes and the holder of the Class C 2014 Notes had we not been consolidated with the 2010 Issuer and the 2014 Issuer.

In addition, in connection with each of the 2010 Debt Securitization and the 2014 Debt Securitization, we indirectly gave the lenders certain customary representations with respect to the legal structure of the 2010 Issuer and the 2014 Issuer, respectively, and the quality of the assets transferred to each entity. We remain indirectly liable for any breach of such representations for the life of the 2010 Debt Securitization and the 2014 Debt Securitization, respectively.

The 2010 Issuer may issue additional Subordinated 2010 Notes and the 2014 Issuer may issue additional 2014 Notes.

Under the terms of the 2010 Debt Securitization documents, the 2010 Issuer could issue additional Subordinated 2010 Notes and use the net proceeds of such issuance to purchase additional portfolio loans. Any such additional issuance, however, would require the consent of the collateral manager to the 2010 Debt Securitization and the approval of a majority of the Subordinated 2010 Notes. Among the other conditions that must be satisfied in connection with an additional issuance of Subordinated 2010 Notes, the aggregate principal amount of all additional issuances of Subordinated 2010 Notes may not exceed $97 million; the 2010 Issuer must notify each rating agency of such issuance prior to the issuance date; and the terms of the Subordinated 2010 Notes to be issued must be identical to the terms of previously issued Subordinated 2010 Notes (except that all monies due on such additional Subordinated 2010 Notes will accrue from the issue date of such notes and that the prices of such Subordinated 2010 Notes do not have to be identical to those of the initial Subordinated 2010 Notes). We do not expect to cause the 2010 Issuer to issue any additional Subordinated 2010 Notes at this time, and the terms of the 2010 Debt Securitization documents do not provide for additional issuances of Class A 2010 Notes or Class B 2010 Notes without amendment of the 2010 Debt Securitization documents. The total purchase price for any additional Subordinated 2010 Notes that may be issued may not always equal 100% of the par value of such 2010 Notes, depending on several factors, including fees and closing expenses.

Under the terms of the 2014 Debt Securitization documents, the 2014 Issuer could issue additional 2014 Notes in any class at any time during the reinvestment period on a pro rata basis for each class of notes or, if additional Class A 2014 Notes are not being issued, on a pro rata basis for all classes that are subordinate to the Class A 2014 Notes and use the net proceeds of such issuance to purchase additional portfolio loans or for another permitted use as provided in the 2014 Debt Securitization documents. Any such additional issuance, however, would require the consent of the collateral manager to the 2014 Debt Securitization and either the holders of a majority the Class A 2014 Notes or, in the case of an additional issuance of Class A 2014 Notes, the holders of a supermajority of the Class A 2014 Notes. Among the other conditions that must be satisfied in connection with an additional issuance of 2014 Notes, the aggregate principal amount of all additional issuances of any class of 2014 Notes may not exceed 100% of the outstanding principal amount of such class of 2014 Notes; the 2014 Issuer must notify each rating agency of such issuance prior to the issuance date and such rating agency, if it then rates any class of 2014 Notes, must confirm in writing that no immediate withdrawal or reduction with respect to its then-current rating of any such class of 2014 Notes will occur as a result of such issuance; and the terms of the 2014 Notes to be issued must be identical to the terms of previously issued 2014 Notes of the same class (except that all monies due on such additional 2014 Notes will accrue from the issue date of such notes and that the prices of such 2014 Notes do not have to be identical to those of the initial 2014 Notes). We do not expect to cause the 2014 Issuer to issue any additional 2014 Notes at this time. The total purchase price for any additional 2014 Notes that may be issued may not always equal 100% of the par value of such 2014 Notes, depending on several factors, including fees and closing expenses.

We are subject to risks associated with the Credit Facility.

On July 21, 2011, Funding, our wholly owned subsidiary, entered into the Credit Facility, a senior secured revolving credit facility. As a result of the Credit Facility, we are subject to a variety of risks, including those set forth below.

Our interests in Funding are subordinated.

We own 100% of the equity interests in Funding. We consolidate the financial statements of Funding in our consolidated financial statements and treat the indebtedness of Funding as our leverage. Our interests in Funding are subordinated in priority of payment to every other obligation of Funding and are subject to certain payment restrictions set forth in the Credit Facility. We receive cash distributions on our equity interests in Funding only if Funding has made all required cash interest payments to the lenders. We cannot assure you that distributions on the assets held by Funding will be sufficient to make any distributions to us or that such distributions will meet our expectations.

Our equity interests in Funding rank behind all of the secured and unsecured creditors, known or unknown, of Funding including the lenders in the Credit Facility. Consequently, to the extent that the value of Funding’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates, the return on our investment in Funding could be reduced. Accordingly, our investment in Funding may be subject to up to 100% loss.

We may not receive cash on our equity interests from Funding.

We receive cash from Funding only to the extent that we receive distributions on our equity interests in Funding. Funding may make payments on such interests only to the extent permitted by the payment priority provisions of the Credit Facility. The Credit Facility generally provides that payments on such interests may not be made on any payment date unless all amounts owing to the lenders and other secured parties are paid in full. In addition, if Funding does not meet the asset coverage tests or the interest coverage test set forth in the Credit Facility documents, cash would be diverted from us to first pay the Lender in amounts sufficient to cause such tests to be satisfied. In the event that we fail to receive cash from Funding, we could be unable to make distributions to our stockholders in amounts sufficient to maintain our status as a RIC, or at all. We also could be forced to sell investments in portfolio companies at less than their fair value in order to continue making such distributions.

The ability to sell investments held by Funding is limited.

The Credit Facility places significant restrictions on our ability, as servicer, to sell investments. As a result, there may be times or circumstances during which we are unable to sell investments or take other actions that might be in our best interests.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a business development company, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least

70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and investments in distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250.0 million at the time of such investment.

To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we continue to use debt to finance our investments. In periods of rising interest rates, our cost of funds will increase because the interest rates on the 2010 Notes and the 2014 Notes issued under the 2010 Debt Securitization and the 2014 Debt Securitization, respectively, and amounts borrowed under the Credit Facility and Revolver are floating, which could reduce our net investment income to the extent any of our debt investments have fixed interest rates. We expect that our long-term fixed-rate investments will be financed primarily with issuances of equity and long-term debt securities. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act and applicable commodities laws.

You should also be aware that a rise in the general level of interest rates typically will lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to GC Advisors.

We may enter into reverse repurchase agreements, which are another form of leverage.

We may enter into reverse repurchase agreements as part of our management of our temporary investment portfolio. Under a reverse repurchase agreement, we will effectively pledge our assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, we will be required to repay the loan and correspondingly receive back our collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of us.

Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that we have sold but remain obligated to purchase. In addition, there is a risk that the market value of the securities retained by us may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are less than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements, our net asset value would decline, and, in some cases, we may be worse off than if we had not used such agreements.

Adverse developments in the credit markets may impair our ability to enter into new debt financing arrangements.

During the economic downturn in the United States that began in mid-2007, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited routine refinancing and loan modification transactions and even reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. To the extent these circumstances arise again in the future, it may be difficult for us to finance the growth of our investments on acceptable economic terms, or at all and one or more of our leverage facilities could be accelerated by the lenders.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation — Qualifying Assets.”

In the future, we believe that most of our investments will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to business development companies. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we do not maintain our status as a business development company, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease our operating flexibility.

Many of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.

The majority of our portfolio investments take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and we value these securities at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our securities. As discussed in more detail under “Management’s Discussion and Analysis of Financial Condition, Results of Operations and Cash Flows — Critical Accounting Policies,” most, if not all, of our investments (other than cash and cash equivalents) are classified as Level 3 under Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurement and Disclosures, or ASC Topic 820, as amended. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which may include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We have retained the services of several independent service providers to review the valuation of these securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our consolidated statement of operations as net change in unrealized appreciation or depreciation.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the number and size of investments we originate or acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of our performance in future periods.

New or modified laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business. In particular, on July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or Dodd-Frank, became law. The scope of Dodd-Frank impacts many aspects of the financial services industry, and it requires the development and adoption of many implementing regulations over the next several years. The effects of Dodd-Frank on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. While the impact of Dodd-Frank on us and our portfolio companies may not be known for an extended period of time, Dodd-Frank, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In addition, if we do not comply with applicable laws and regulations, we could lose any licenses that we then hold for the conduct of our business and may be subject to civil fines and criminal penalties.

Additionally, changes to the laws and regulations governing our operations, including those associated with RICs, may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities or result in the imposition of corporate-level taxes on us. Such changes could result in material differences to our strategies and plans and may shift our investment focus from the areas of expertise of GC Advisors to other types of investments in which GC Advisors may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment. If we invest in commodity interests in the future, GC Advisors may determine not to use investment strategies that trigger additional regulation by the U.S. Commodity Futures Trading Commission, or CFTC, or may determine to operate subject to CFTC regulation, if applicable. If we or GC Advisors were to operate subject to CFTC regulation, we may incur additional expenses and would be subject to additional regulation.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive our investment objective and certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. Under Delaware law, we also cannot be dissolved without prior stockholder approval. We cannot predict the effect any changes to our current investment objective, operating policies and strategies would have on our business, operating results and the price value of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions.

Provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our securities.

The General Corporation Law of the State of Delaware, or the DGCL, contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. If our board of directors does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our board of directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our board of directors to classify or reclassify shares of our preferred stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our certificate of incorporation, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our securityholders.

GC Advisors can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

GC Advisors has the right to resign under the Investment Advisory Agreement at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If GC Advisors resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our business, financial condition, results of operations and cash flows as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by GC Advisors and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

The Administrator can resign on 60 days’ notice, and we may not be able to find a suitable replacement, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Administrator has the right to resign under the Administration Agreement at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Administrator resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by the Administrator. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the

Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules implemented by the SEC.

Our compliance with Section 404 of the Sarbanes-Oxley Act involves significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act would adversely affect us and the market price of our common stock.

We are required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. As a result, we incur expenses that may negatively impact our financial performance and our ability to make distributions. This process also results in a diversion of management’s time and attention. We cannot ensure that our evaluation, testing and remediation process is effective or that our internal control over financial reporting will be effective. In the event that we are unable to maintain compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our securities would be adversely affected.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends and other distributions.

Our business depends on the communications and information systems of GC Advisors and its affiliates. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our securities and our ability to pay dividends and other distributions to our securityholders.

Risks Relating to Our Investments

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors.

Global capital markets could enter a period of severe disruption and instability. These conditions have historically affected and could again materially and adversely affect debt and equity capital markets in the United States and around the world and our business.

The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. This economic decline materially and adversely affected the broader financial and credit markets and has reduced the availability of debt and equity capital for the market as a whole and to financial firms, in particular. At various times, these disruptions resulted in a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to subprime mortgages and the repricing of credit risk in the broadly syndicated market. These disruptions in the capital markets also increased the spread between the yields realized on risk-free and higher risk securities and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions may reoccur for a prolonged period of time again or materially worsen in the future, including as a result of U.S. government spending cuts or government shutdowns. Unfavorable economic conditions, including future recessions, also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. We may in the future have difficulty accessing debt and equity capital on attractive terms, or at all, and a severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions may cause us to reduce the volume of loans we originate and/or fund, adversely affect the value of our portfolio investments or otherwise have a material adverse effect on our business, financial condition, results of operations and cash flows.

Our debt investments may be risky and we could lose all or part of our investments.

The debt that we invest in is typically not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody's Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor's Ratings Services), which under the guidelines established by these entities is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” Therefore, our investments may result in an above average amount of risk and volatility or loss of principal.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Our investments in private and middle market portfolio companies are risky, and you could lose all or part of your investment.

Investment in private and middle market companies involves a number of significant risks. Generally, little public information exists about these companies, and we rely on the ability of GC Advisors’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If GC Advisors is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and we may lose money on our investments. Middle market companies generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Middle market companies may have limited financial resources, may have difficulty accessing the capital markets to meet future capital needs and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Middle market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and GC Advisors may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

The lack of liquidity in our investments may adversely affect our business.

We may invest all of our assets in illiquid securities, and a substantial portion of our investments in leveraged companies are and will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, GC Advisors, Golub Capital or any of its affiliates have material nonpublic information regarding such portfolio company.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly traded securities;
•	the enterprise value of the portfolio company;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments and its earnings and discounted cash flow;
•	the markets in which the portfolio company does business; and
•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Our portfolio companies may prepay loans, which may reduce our yields if capital returned cannot be invested in transactions with equal or greater expected yields.

The loans in our investment portfolio may be prepaid at any time, generally with little advance notice. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change, we do not know when, and if, prepayment may be possible for each portfolio company. In some cases, the prepayment of a loan may reduce our achievable yield if the capital returned cannot be invested in transactions with equal or greater expected yields, which could have a material adverse effect on our business, financial condition and results of operations.

Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity, and rising interests rates may make it more difficult for portfolio companies to make periodic payments on their loans.

Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity. This risk and the risk of default is increased to the extent that the loan documents do not require the portfolio companies to pay down the outstanding principal of such debt prior to maturity. In addition, if general interest rates rise, there is a risk that our portfolio companies will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Rising interests rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Any failure of one or more portfolio companies to repay or refinance its debt at or prior to maturity or the inability of one or more portfolio companies to make ongoing payments following an increase in contractual interest rates could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We have not yet identified the portfolio company investments we will acquire.

While we currently hold a portfolio of investments, we have not yet identified additional potential investments for our portfolio that we will acquire with the proceeds of any offering of securities pursuant to this prospectus. Privately negotiated investments in illiquid securities or private middle market companies require substantial due diligence and structuring, and we cannot assure you that we will achieve our anticipated investment pace. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing our shares of common stock. Additionally, GC Advisors selects all of our investments, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our securities.

We anticipate that we will use substantially all of the net proceeds of any offering of our securities within approximately six months following the completion of any offering of our securities, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. Until such appropriate investment opportunities can be found, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. We expect these temporary investments to earn yields substantially lower than the income that we expect to receive in respect of investments in senior secured, one stop, second lien and subordinated loans and equity securities. As a result, any distributions we make during this period may be substantially smaller than the distributions that we expect to pay when our portfolio is fully invested.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our asset diversification requirements as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio may be concentrated in a limited number of portfolio companies and industries. As a result, the aggregate returns we realize may be significantly and adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs of a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

•	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;
•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
•	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful portfolio company. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because of regulatory or other considerations. Our ability to make follow-on investments may also be limited by GC Advisors’ allocation policy.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

To the extent we do not hold controlling equity positions in our portfolio companies, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We have invested a portion of our capital in second lien and subordinated loans issued by our portfolio companies and intend to continue to do so in the future. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us where we are junior creditor. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

We have made in the past, and may make in the future, unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on a portfolio company’s collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all loans secured by collateral. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;
•	the approval of amendments to collateral documents;
•	releases of liens on the collateral; and
•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

A significant portion of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

GC Advisors’ liability is limited, and we have agreed to indemnify GC Advisors against certain liabilities, which may lead GC Advisors to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement and the collateral management agreements for each of the 2010 Debt Securitization and the 2014 Debt Securitization, GC Advisors does not assume any responsibility to us other than to render the services called for under those agreements, and it is not responsible for any action of our board of directors in following or declining to follow GC Advisors’ advice or recommendations. Under the terms of the Investment Advisory Agreement and each of the collateral management agreements, GC Advisors, its officers, members, personnel, and any person controlling or controlled by GC Advisors are not liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement and the collateral management agreements, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of GC Advisors’ duties under the Investment Advisory Agreement and the collateral management agreements. In addition, we have agreed to indemnify GC Advisors and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement and the collateral management agreements, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement and the collateral management agreements. These protections may lead GC Advisors to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may be subject to risks under hedging transactions and may become subject to risks if we invest in foreign securities.

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. In order for our investments to be classified as “qualifying assets,” among other requirements, such investments must be in issuers organized under the laws of, and which have their principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States.

As of September 30, 2014, we were not invested in securities of non-U.S. companies. We may invest in non-U.S. companies, including emerging market issuers, to the limited extent such investments are permitted under the 1940 Act. We expect that these investments would focus on the same types of investments that we make in U.S. middle-market companies and accordingly would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in securities of emerging market issuers involves many risks including economic, social, political, financial, tax and security conditions in the emerging market, potential inflationary economic environments, regulation by foreign governments, different accounting standards and political uncertainties. Economic, social, political, financial, tax and security conditions also could negatively affect the value of emerging market companies. These factors could include changes in the emerging market government’s economic and fiscal policies, the possible imposition of, or changes in, currency exchange laws or other laws or restrictions applicable to the emerging market companies or investments in their securities and the possibility of fluctuations in the rate of exchange between currencies.

We have engaged in and, in the future, may engage in hedging transactions to the limited extent such transactions are permitted under the 1940 Act and applicable commodities laws. Engaging in hedging transactions or investing in foreign securities would entail additional risks to our stockholders. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign securities, we could use instruments such as forward contracts or currency options and borrow under a credit facility in currencies selected to minimize our foreign currency exposure. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price. Use of a hedging transaction could involve counterparty credit risk.

While we may enter into hedging transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations. Our ability to engage in hedging transactions may also be adversely affected by rules adopted by the CFTC.

We may not realize gains from our equity investments.

When we invest in one stop, second lien and subordinated loans, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Risks Relating to Offerings Pursuant to this Prospectus

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

Shares of closed-end investment companies, including business development companies, often trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

There is a risk that investors in our equity securities may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a business development company, we may be limited in our ability to make distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments.

The market price of our securities may fluctuate significantly.

The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of the companies;
•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs and business development companies;
•	loss of our qualification as a RIC or business development company;
•	changes in market interest rates;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio investments;
•	changes in accounting guidelines governing valuation of our investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of GC Advisors’ or any of its affiliates’ key personnel;
•	operating performance of companies comparable to us;
•	general economic trends and other external factors; and
•	loss of a major funding source.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

We are a holding company and depend on payments from our subsidiaries in order to make payments on any debt securities that we may issue as well as to pay dividends on our common stock. Any debt securities that we issue will be structurally subordinated to the obligations of our subsidiaries.

We are a holding company and fund a majority of our investments through wholly-owned subsidiaries, and a majority of the assets that we hold directly are the equity interests in such subsidiaries, including the Subordinated Notes. We depend upon the cash flow from our subsidiaries and the receipt of funds from them in the form of payments on the Subordinated Notes, dividends, and other distributions, any of which may be subject to restriction or limitations based on the organizational documents of the subsidiaries and the agreements governing the debt of any such subsidiary. In addition, because we are a holding company, any debt securities that we issue will be structurally subordinated to the obligations of our subsidiaries. In the event that one of our subsidiaries becomes insolvent, liquidates, reorganizes, dissolves or otherwise winds up, its assets will be used first to satisfy the claims of its creditors. Consequently, any claim by us or our creditors, including holders of any debt securities that we may issue, against any subsidiary will be structurally subordinated to all of the claims of the creditors of such subsidiary. We cannot assure security holders that they will receive any payments required to be made under the terms of any debt securities that we may issue, dividends or other distributions.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

These dilutive effects may be exacerbated if we were to conduct multiple subscription rights offerings, particularly if such offerings were to occur over a short period of time. In addition, subscription rights offerings and the prospect of future subscription rights offerings may create downward pressure on the secondary market price of our common stock due to the potential for the issuance of shares at a price below our net asset value, without a corresponding change to our net asset value.

Our stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that do not participate in our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

The trading market or market value of our publicly issued debt securities may fluctuate.

Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;
•	the outstanding principal amount of debt securities with terms identical to these debt securities;
•	the ratings assigned by national statistical ratings agencies;
•	the general economic environment;
•	the supply of debt securities trading in the secondary market, if any;
•	the redemption or repayment features, if any, of these debt securities;
•	the level, direction and volatility of market interest rates generally; and
•	market rates of interest higher or lower than rates borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the effect of investments that we expect to make and the competition for those investments;
•	our contractual arrangements and relationships with third parties;
•	actual and potential conflicts of interest with GC Advisors and other affiliates of Golub Capital;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	the use of borrowed money to finance a portion of our investments;
•	the adequacy of our financing sources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	general economic trends and other external factors;
•	the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments;
•	the ability of GC Advisors or its affiliates to attract and retain highly talented professionals;
•	our ability to qualify and maintain our qualification as a RIC and as a business development company;
•	general price and volume fluctuations in the stock market;
•	the impact on our business of Dodd-Frank and the rules and regulations issued thereunder; and
•	the effect of changes to tax legislation and our tax position.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This prospectus contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus, any prospectus supplement or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use all or substantially all of the net proceeds from the sale of our securities to invest in portfolio companies in accordance with our investment objective and strategies and for general corporate purposes. We expect that our new investments will consist primarily of senior secured, one stop, second lien and subordinated loans. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses relating to potential new investments, from the net proceeds of any offering of our securities. We may also use a portion of the net proceeds from the sale of our securities to repay amounts outstanding under our Credit Facility, which bore an annual interest rate of 2.4% (i.e., one-month LIBOR plus 2.25% per annum) on the outstanding balance as of $27.4 million as of September 30, 2014 and matures on October 17, 2019, and our Revolver, which, at the election of Revolver Funding, bears an interest rate of either one-, two-, or three-month LIBOR plus 2.5% per annum or PrivateBank’s prime rate plus 0.5% per annum and matures on November 22, 2019.

We anticipate that we will use substantially all of the net proceeds of an offering for the above purposes within approximately six months after the completion of any offering of our securities, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace.

Until such appropriate investment opportunities can be found, we will invest the net proceeds of any offering of our securities primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

To the extent that we have income available, we intend to make quarterly distributions to our stockholders. Our quarterly distributions, if any, are determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.

We have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code. To maintain RIC qualification, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. In addition, we are subject to ordinary income and capital gain distribution requirements under U.S. federal excise tax rules for each calendar year. If we do not meet the required distributions we will be subject to a 4% nondeductible federal excise tax on the undistributed amount.

The following table reflects the cash distributions, including dividends and returns of capital per share that we have paid on our common stock since October 1, 2012.

	Payment Dates	Distributions Declared
Record Dates		Per Share	Dollar amount
		(in thousands except per share data)
Fiscal year ending September 30, 2013
December 14, 2012	December 28, 2012	$0.32	$9,146
March 14, 2013	March 28, 2013	0.32	10,793
June 13, 2013	June 27, 2013	0.32	12,722
September 13, 2013	September 27, 2013	0.32	12,733
Fiscal year ending September 30, 2014
December 17, 2013	December 27, 2013	0.32	13,850
March 17, 2014	March 28, 2014	0.32	13,864
June 16, 2014	June 27, 2014	0.32	15,048
September 16, 2014	September 26, 2014	0.32	15,060
Fiscal year ending September 30, 2015
December 18, 2014	December 29, 2014	0.32	15,078	(2)
Total(1)		$3.20	$104,665

(1)	Includes a return of capital for tax purposes of approximately $0.13 per share for the fiscal year ended September 30, 2013.
(2)	Amount represents the projected distribution based upon 47,119,498 shares outstanding as of December 9, 2014.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations — Taxation of U.S. Stockholders.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Unless you elect to receive your distributions in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any distributions reinvested through the issuance of shares through our dividend reinvestment plan will increase our gross assets on which the base management fee and the incentive fee are determined and paid to GC Advisors. See “Dividend Reinvestment Plan.”

SELECTED CONSOLIDATED FINANCIAL DATA

The following selected consolidated financial data of Golub Capital BDC as of and for the fiscal years ended September 30, 2014, 2013, 2012, 2011 and 2010 are derived from our consolidated financial statements that have been audited by McGladrey LLP, an independent registered public accounting firm. The financial data should be read in conjunction with our consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition, Results of Operations and Cash Flows” included elsewhere in this prospectus.

	Golub Capital BDC(1)
	As of and for the years ended
	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011	September 30, 2010
	(In thousands, except per share data)
Statement of Operations Data:
Total investment income	$109,526	$83,774	$57,859	$39,150	$33,150
Base management fee	17,053	11,749	8,495	5,789	3,328
Incentive fee	10,128	9,844	6,228	348	55
All other expenses	25,810	17,786	15,260	10,197	6,400
Net investment income	56,535	44,395	27,876	22,816	23,367
Net realized (loss) gain on investments and derivative instruments	5,384	(1,363)	(3,372)	2,037	(40)
Net change in unrealized appreciation (depreciation) on investments, derivative instruments and secured borrowings	3,469	3,488	7,256	(3,514)	2,921
Net increase in net assets resulting from operations	65,388	46,520	31,760	21,339	26,248
Per share data:
Net asset value	$15.55	$15.21	$14.60	$14.56	$14.71
Net investment income	1.26	1.29	1.15	1.16	N/A	(2)
Net realized (loss) gain on investments and derivative instruments	0.11	(0.04)	(0.14)	0.10	N/A	(2)
Net change in unrealized appreciation (depreciation) on investments, derivative instruments and secured borrowings	0.07	0.10	0.30	(0.18)	N/A	(2)
Net increase in net assets resulting from operations	1.44	1.35	1.31	1.09	N/A	(2)
Per share distributions declared	1.28	1.28	1.28	1.27	0.55
From net investment income	1.22	1.15	1.24	1.19	0.49
From capital gains	0.06	—	—	0.09	—
From return of capital	—	0.13	0.04	—	0.06
Dollar amount of distributions declared	57,823	45,394	31,556	25,069	9,742
From net investment income	N/A	40,605	30,484	23,254	8,620
From capital gains	N/A	—	—	1,815	—
From return of capital	N/A	4,789	1,072	—	1,122

	Golub Capital BDC(1)
	As of and for the years ended
	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011	September 30, 2010
	(In thousands, except per share data)
Balance Sheet data at period end:
Investments, at fair value	$1,347,612	$1,024,645	$672,910	$459,827	$344,869
Cash and cash equivalents	79,943	54,717	50,927	69,766	92,990
Other assets	15,833	12,294	10,259	30,051	4,904
Total assets	1,443,388	1,091,656	734,096	559,644	442,763
Total debt	697,539	420,909	352,300	237,683	174,000
Total liabilities	710,649	433,420	358,967	243,095	182,222
Total net assets	732,739	658,236	375,129	316,549	260,541
Other Data
Weighted average annualized yield on income producing investments at fair value(3)	8.3%	9.1%	9.3%	8.6%	8.4%
Number of portfolio companies at period end	145	135	121	103	94

(1)	Includes the financial information of our predecessor, Golub Capital Master Funding LLC for periods prior to April 13, 2010, on which date we converted from a limited liability company into a corporation and succeeded to the business of Golub Capital BDC LLC and its consolidated subsidiary, and the members of Golub Capital BDC LLC became stockholders of Golub Capital BDC.
(2)	Per share data are not provided as we did not have shares of common stock outstanding or an equivalent prior to the initial public offering on April 14, 2010.
(3)	Weighted average yield on income producing investments is computed by dividing (a) income from interest and fees excluding amortization of capitalized fees and discounts on accruing loans and debt securities by (b) total income producing investments at fair value.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION, RESULTS OF OPERATIONS AND CASH FLOWS

The following discussion and analysis of our financial condition, results of operations and cash flows should be read in conjunction with “Selected Consolidated Financial Data” and the financial statements and the related notes thereto of us appearing elsewhere in this prospectus. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. As a business development company and a RIC, we are also subject to certain constraints, including limitations imposed by the 1940 Act and the Code. We were formed in November 2009 to continue and expand the business of our predecessor, Golub Capital Master Funding LLC, which commenced operations in July 2007, in making investments in senior secured, one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans), second lien and subordinated (a loan that ranks senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) loans and warrants and minority equity securities of middle market companies that are, in most cases, sponsored by private equity firms.

Our shares are currently listed on The NASDAQ Global Select Market under the symbol “GBDC”.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through debt and minority equity investments. We intend to achieve our investment objective by (1) accessing the established loan origination channels developed by Golub Capital, a leading lender to middle-market companies with over $10.0 billion in capital under management as of September 30, 2014, (2) selecting investments within our core middle-market company focus, (3) partnering with experienced sponsors, in many cases with whom we have invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital.

Our investment activities are managed by GC Advisors and supervised by our board of directors of which a majority of the members are independent of us.

Under the Investment Advisory Agreement, which was most recently reapproved by our board of directors in May 2014, we have agreed to pay GC Advisors an annual base management fee based on our average adjusted gross assets as well as an incentive fee based on our investment performance. Under the Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement.

We seek to create a diverse portfolio that includes primarily senior secured, one stop, second lien and subordinated loans and warrants and minority equity securities by investing approximately $5.0 to $30.0 million of capital, on average, in the securities of middle-market companies. We may also selectively invest more than $30.0 million in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base.

As of September 30, 2014, our portfolio at fair value was comprised of 19.5% senior secured loans, 69.8% one stop loans, 4.4% second lien loans, 0.3% subordinated loans, 3.4% equity and 2.6% of investments in SLF. As of September 30, 2013, our portfolio at fair value was comprised of 28.9% senior secured loans, 54.1% one stop loans, 11.0% second lien loans, 2.2% subordinated loans, 3.3% equity and 0.5% of investments in SLF.

As of September 30, 2014, 2013 and 2012, we had debt and equity investments in 145, 135 and 121 portfolio companies, respectively, and, as of September 30, 2014 and 2013, investments in subordinated notes and LLC equity interests in SLF. For the years ended September 30, 2014, 2013 and 2012, our income producing assets, which represented nearly 100% of our total portfolio, had a weighted average income yield (which is calculated as income from interest and fees excluding amortization of capitalized fees and discounts divided by the average fair value of earning investments) of 8.3%, 9.1% and 9.3%, respectively, and a weighted average investment income yield (which is calculated as income from interest, fees and amortization of capitalized discounts divided by average fair value of earning investments) of 9.0%, 10.1% and 10.2%, respectively.

Revenues:  We generate revenue in the form of interest and fee income on debt investments and capital gains and distributions, if any, on portfolio company investments that we originate or acquire. Our debt investments, whether in the form of senior secured, one stop, second lien or subordinated loans, typically have a term of three to seven years and bear interest at a fixed or floating rate. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments fluctuates significantly from period to period. Our portfolio activity also reflects the proceeds of sales of securities. In some cases, our investments provide for deferred interest payments or PIK interest. The principal amount of loans and any accrued but unpaid interest generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts as interest income. We record prepayment premiums on loans as fee income. Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Distributions received from LLC, and limited partnership, or LP, investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, we will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.

We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the cost basis of the investment or derivative instrument, without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments and derivative instruments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Partial loan sales:  We follow the guidance in ASC Topic 860 — Transfers and Servicing, or ASC Topic 860, when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest”, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales, which do not meet the definition of a participating interest, remain on our consolidated statements of assets and liabilities and the proceeds are recorded as a secured borrowing until the definition is met.

Expenses:  Our primary operating expenses include the payment of fees to GC Advisors under the Investment Advisory Agreement, our allocable portion of overhead expenses under the Administration Agreement and other operating costs described below. Additionally, we pay interest expense on our outstanding debt. We bear all other out-of-pocket costs and expenses of our operations and transactions, including:

•	organizational expenses;
•	calculating our net asset value (including the cost and expenses of any independent valuation firm);
•	fees and expenses incurred by GC Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments, which fees and expenses may include, among other items, due diligence reports, appraisal reports, any studies that may be commissioned by GC Advisors and travel and lodging expenses;
•	interest payable on debt, if any, incurred to finance our investments and expenses related to unsuccessful portfolio acquisition efforts;
•	offerings of our common stock and other securities;
•	investment advisory and management fees, including any incentive fees;
•	administration fees and expenses, if any, payable under the Administration Agreement (including payments based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief compliance officer, chief financial officer and their respective staffs);
•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with evaluating and making, investments in portfolio companies, including costs associated with meeting financial sponsors;
•	transfer agent, dividend agent and custodial fees and expenses;
•	U.S. federal and state registration and franchise fees;
•	all costs of registration and listing our shares on any securities exchange;
•	U.S. federal, state and local taxes;
•	independent directors’ fees and expenses;
•	costs of preparing and filing reports or other documents required by the SEC or other regulators;
•	costs of any reports, proxy statements or other notices to stockholders, including printing costs;
•	costs associated with individual or group stockholders;
•	costs associated with compliance under the Sarbanes-Oxley Act;
•	our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;
•	proxy voting expenses; and
•	all other expenses incurred by us or the Administrator in connection with administering our business.

We expect our general and administrative expenses to be relatively stable or decline as a percentage of total assets during periods of asset growth and to increase during periods of asset declines.

GC Advisors, as collateral manager for the 2010 Issuer under a collateral management agreement, or the 2010 Collateral Management Agreement, is entitled to receive an annual fee in an amount equal to 0.35% of the principal balance of the portfolio loans held by the 2010 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. This fee, which is less than the management fee payable under the Investment Advisory Agreement, is paid directly by the 2010 Issuer to GC Advisors and offset against such management fee. Accordingly, the 1.375% management fee paid by us to GC Advisors under the Investment Advisory Agreement on all of our assets, including those indirectly held through the 2010 Issuer, is reduced, on a dollar-for-dollar basis, by an amount equal to such 0.35% fee paid to GC Advisors by the 2010 Issuer. Under the 2010 Collateral Management Agreement, the term “collection period” refers to a quarterly period running from the day after the end of the prior collection period to the fifth business day of the calendar month in which a payment date occurs. This fee may be waived by the collateral manager. The 2010 Collateral Management Agreement does not include any incentive fee payable to GC Advisors. In addition, the 2010 Issuer paid Wells Fargo Securities, LLC a structuring and placement fee for its services in connection with the initial structuring and subsequent amendment of the 2010 Debt Securitization. The 2010 Issuer also agreed to pay ongoing administrative expenses to the trustee, collateral manager, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports, and providing required services in connection with, the administration of the 2010 Debt Securitization.

GC Advisors, as collateral manager for the 2014 Issuer, under a collateral management agreement, or the 2014 Collateral Management Agreement, is entitled to receive an annual fee in an amount equal to 0.25% of the principal balance of the portfolio loans held by the 2014 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. This fee, which is less than the management fee payable under the Investment Advisory Agreement, is paid directly by the 2014 Issuer to GC Advisors and offset against such management fee. Accordingly, the 1.375% management fee paid by us to GC Advisors under the Investment Advisory Agreement on all of our assets, including those indirectly held through the 2014 Issuer, is reduced, on a dollar-for-dollar basis, by an amount equal to such 0.25% fee paid to GC Advisors by the 2014 Issuer. Under the 2014 Collateral Management Agreement, the term “collection period” refers to a quarterly period running from the day after the end of the prior collection period to the tenth business day prior to the payment date. This fee may be waived by the collateral manager. The 2014 Collateral Management Agreement does not include any incentive fee payable to GC Advisors. In addition, the 2014 Issuer paid Wells Fargo Securities, LLC a structuring and placement fee for its services in connection with the 2014 Debt Securitization. The 2014 Issuer also agreed to pay ongoing administrative expenses to the trustee, collateral manager, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports, and providing required services in connection with, the administration of the 2014 Debt Securitization.

The administrative expenses of each of the 2010 Issuer and the 2014 Issuer are paid on each payment date in two parts: (1) a component that is paid in a priority to other amounts distributed by the 2010 Issuer or the 2014 Issuer, as applicable, subject to a cap equal to the sum of 0.04% per annum of the adjusted principal balance of the portfolio loans and other assets held by the 2010 Issuer or the 2014 Issuer, as applicable, on the last day of the collection period relating to such payment date, plus $150,000 per annum, and (2) a component that is paid in a subordinated position relative to other amounts distributed by the 2010 Issuer or the 2014 Issuer, as applicable, equal to any amounts that exceed the aforementioned administrative expense cap. We believe that these administrative expenses approximate the amount of ongoing fees and expenses that we would be required to pay in connection with a traditional secured credit facility. Our common stockholders indirectly bear all of these expenses.

Recent Developments

On October 17, 2014, Funding entered into an amendment, or the Credit Facility Amendment, to the documents governing the Credit Facility. The Credit Facility Amendment is effective as of October 17, 2014. The Credit Facility Amendment, among other things, (a) extended the expiration of the revolving period from October 21, 2014 to November 22, 2015, during which period Funding, subject to certain conditions, may make borrowings under the facility and (b) extended the stated maturity date from October 22, 2018 to October 17, 2019. The size, interest rate and other material terms of the Credit Facility were unchanged.

On November 17, 2014, our board of directors declared a quarterly distribution of $0.32 per share payable on December 29, 2014 to holders of record as of December 18, 2014.

On November 24, 2014, Revolver Funding entered into an amendment, or the Revolver Amendment, to the documents governing the Revolver. The Revolver Amendment is effective as of November 24, 2014. The Revolver Amendment, among other things, (a) extended the stated maturity date from November 22, 2019 to November 22, 2020 and (b) extended the term during which borrowings under the Revolver will bear interest, at the election of Revolver Funding, at either the one-, two- or three month LIBOR plus 3.50% per annum or PrivateBank’s prime rate plus 1.50% per annum through November 22, 2015, with borrowings bearing interest, at the election of Revolver Funding, at either one-, two- or three month and LIBOR plus 2.50% per annum or the PrivateBank’s prime rate plus 0.50% per annum for the period subsequent to November 22, 2015.

Consolidated Results of Operations

Comparison of the Years Ended September 30, 2014, September 30, 2013 and September 30, 2012

Consolidated operating results for the years ended September 30, 2014, 2013 and 2012 are as follows:

	For the years ended September 30,			Variances
	2014	2013	2012	2014 vs. 2013	2013 vs. 2012
	(In thousands)
Interest income	$93,225	$71,202	$51,237	$22,023	$19,965
Income from accretion of discounts and origination fees	9,158	7,594	5,089	1,564	2,505
Interest income from subordinated notes of SLF	1,947	23	—	1,924	23
Dividend income	1,766	2,197	377	(431)	1,820
Fee income	3,430	2,758	1,156	672	1,602
Total investment income	109,526	83,774	57,859	25,752	25,915
Total expenses	52,991	39,379	29,983	13,612	9,396
Net investment income	56,535	44,395	27,876	12,140	16,519
Net realized (losses) gains on investments and derivative instruments	5,384	(1,363)	(3,372)	6,747	2,009
Net change in unrealized appreciation (depreciation) on investments, derivative instruments and secured borrowings	3,469	3,488	7,256	(19)	(3,768)
Net income	$65,388	$46,520	$31,760	$18,868	$14,760
Average earning portfolio company investments, at fair value	$1,195,099	$810,880	$564,323	$384,219	$246,557
Average debt outstanding(1)	$587,624	$378,843	$306,969	$208,781	$71,874

(1)	For the years ending September 30, 2014 and 2013, we have excluded $14.4 million and $8.8 million, respectively, of secured borrowings, at fair value, which were the result of participations and partial loan sales that did not meet the definition of a “articipating interest”, as defined in the guidance to ASC Topic 860.

Net income can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, annual comparisons of net income may not be meaningful.

Investment Income

Investment income increased from 2013 to 2014 by $25.8 million as a result of an increase in the average earning investment balance, which is the annual average balance of accruing loans in our investment portfolio, of $384.2 million and an increase in fee income of $0.6 million that was primarily driven by an increase in prepayment fees. These increases were partially offset by a decline in the weighted average investment income yield of 1.1% and a decline in dividend income of $0.4 million. Investment income increased from 2012 to 2013 by $25.9 million as a result of an increase in the average earning investment balance, which is the annual average balance of accruing loans in our investment portfolio, of $246.6 million, an increase in prepayment fees of $1.3 million and an increase in dividend income of $1.8 million, which were partially offset by a decline in the weighted average investment income (which includes interest income and amortization of fees and discounts) yield of 0.1%.

The decrease in the yield from 2013 to 2014 was driven primarily by interest rate compression on new investments and the change in asset mix of our portfolio. Higher yielding subordinated debt investments decreased from 2.2% of the portfolio as of September 30, 2013 to 0.3% of the portfolio as September 30, 2014 while lower yielding one stop investments increased from 54.1% of the portfolio as of September 30,

2013 to 69.8% of the portfolio as of September 30, 2014. The decrease in the yield from 2012 to 2013 was driven primarily by the change in asset mix of our portfolio. Higher yielding subordinated debt investments decreased from 10.0% of the portfolio as of September 30, 2012 to 2.2% of the portfolio as September 30, 2013 while lower yielding one stop investments increased from 30.5% of the portfolio as of September 30, 2012 to 54.1% of the portfolio as of September 30, 2013.

The income yield by security type for the years ended September 30, 2014, 2013 and 2012 was as follows:

	For the years ended September 30,
	2014	2013	2012
Senior secured	7.1%	7.4%	7.1%
One stop	8.3%	8.8%	9.4%
Second lien	11.7%	11.7%	11.0%
Subordinated debt	10.1%	16.8%	14.0%
Subordinated notes in SLF(1)	7.3%	4.3%	N/A

(1)	SLF’s proceeds from the subordinated notes were utilized by SLF to fund senior secured loans.

Income yields on senior secured and one stop investments have declined, as shown in the table above, for the year ended September 30, 2014 as compared to the year ended September 30, 2013 due to a general trend of interest rate compression on new investments. The decrease in yield on subordinated debt is due to significant repayments in subordinated debt investments over the past year and the lower current yield on the two remaining subordinated debt investments as of September 30, 2014 as shown in the Consolidated Schedule of Investments. The income yield on subordinated notes of SLF increased for the year ended September 30, 2014 as compared to the year ended September 30, 2013 as the spread on the subordinated notes was increased to LIBOR plus 8.0% from LIBOR plus 4.0% in January 2014 and subsequent to the closing of the SLF Credit Facility. Income yields on senior secured, one stop, second lien and fixed rate subordinated debt fluctuated, as shown in the table above, for the year ended September 30, 2013 as compared to the year ended September 30, 2012. The increase in yields on second lien and subordinated debt is attributed to the inclusion of $0.6 million and $1.2 million, respectively, of prepayment fees, and interest rate compression on new investments, when excluding prepayment fees, originated over those two years.

For additional details on investment yields and asset mix, refer to “— Portfolio Composition, Investment Activity and Yield.”

Expenses

The following table summarizes our expenses:

	For the years ended September 30,			Variances
	2014	2013	2012	2014 vs. 2013	2013 vs. 2012
	(In thousands)
Interest and other debt financing expenses	$20,227	$12,427	$10,781	$7,800	$1,646
Base management fee	17,053	11,749	8,495	5,304	3,254
Incentive fee	10,128	9,844	6,228	284	3,616
Administrative service fee	2,527	2,625	1,713	(98)	912
Professional fees	2,451	2,200	2,231	251	(31)
General and administrative expenses	605	534	535	71	(1)
Total expenses	$52,991	$39,379	$29,983	$13,612	$9,396

Interest and other debt financing expenses increased from the year ended September 30, 2013 to the year ended September 30, 2014 primarily due to an increase in the weighted average of outstanding borrowings from $378.8 million for the year ended September 30, 2013 to $587.6 million for the year ended September 30, 2014. The increase in our debt was driven by the issuance of $246.0 million of notes pursuant to the 2014 Debt Securitization as well as the increase in our use of debt under our SBA debentures through the SBICs which had outstanding balances of $208.8 million outstanding as of September 30, 2014 and

$169.5 million as of September 30, 2013. The increase in interest and debt financing expenses was partially offset by a decrease in the effective average annual interest rate on our outstanding debt from 3.3% for the year ended September 30, 2013 to 3.2% for the year ended September 30, 2014.

Interest and other debt financing expenses increased from the year ended September 30, 2012 to the year ended September 30, 2013 primarily due to an increase in the weighted average of outstanding borrowings from $307.0 million for the year ended September 30, 2012 to $378.8 million for the year ended September 30, 2013. We increased our use of debt under the 2010 Debt Securitization and SBA debentures through the SBICs to $203.0 million and $169.5 million, respectively, as of September 30, 2013 as compared to $174.0 million and $123.5 million, respectively, as of September 30, 2012 while reducing our use of debt through the Credit Facility, which had outstanding balances of $29.6 and $54.8 million as of September 30, 2013 and 2012, respectively. The increase in interest and debt financing expenses was partially offset by a decrease in the effective average annual interest rate on our outstanding debt from 3.5% for the year ended September 30, 2012 to 3.3% for the year ended September 30, 2013.

The base management fee increased as a result of a sequential increase in average adjusted gross assets from 2012 to 2014. The administrative service fee remained relatively stable from the year ended September 30, 2013 to the year ended September 30, 2014 due to efficiencies gained by the Administrator in servicing a growing portfolio. The administrative service fee increased from the year ended September 30, 2012 to the year ended September 30, 2013 due to an increase in costs associated with servicing a growing investment portfolio.

The incentive fee increased by $3.6 million and $0.3 million from the years ended September 30, 2012 and 2013 to the years ended September 30, 2013 and 2014, respectively. The incentive fee increases are net of irrevocable incentive fee waivers by the Investment Adviser of $0.3 million and $0.6 million for the years ended September 30, 2013 and 2012, respectively. Incentive fee expense increased in the year ended September 30, 2013 as compared to the year ended September 30, 2012 primarily due to the increase in our average earning investment balances and related investment income. Incentive fee expense remained relatively stable for the year ended September 30, 2014 as compared to the year ended September 30, 2013 due to market spread compression on new investments originated during the twelve months ended September 30, 2014, which caused a decline in our Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets. Due to this decline, we were not fully through the catch-up provision of the incentive fee calculation. For the year ended September 30, 2014, incentive fee expense as a percentage of Pre-Incentive Fee Net Investment Income was 15.2% as compared to 18.1% for the year ended September 30, 2013.

The incentive fee waiver of $0.6 million for the year ended September 30, 2012 was attributable to interest spread payments from a total return swap, or TRS. As described in the “Net Realized and Unrealized Gains and Losses” section below, we entered into the TRS, with Citibank, N.A., or Citibank, for the purpose of gaining economic exposure to a portfolio of broadly syndicated loans. We subsequently terminated the TRS on April 11, 2012. For the periods ending September 30, 2011 and prior, we had included interest spread payments, which represent the difference between the interest and fees received on the referenced assets underlying the TRS and the interest paid to Citibank on the settled notional value of the TRS, from the TRS in the capital gains component of the incentive fee calculation as this is consistent with GAAP which records such payments in net realized gains/(losses) on derivative instruments in the consolidated statement of operations. However, we changed our methodology in the first fiscal quarter of fiscal year 2012 pursuant to discussions with the Staff resulting in the TRS interest spread payments being included in the income component of the incentive fee calculation.

For the year ended September 30, 2012, we received interest spread payments from the TRS of $2.6 million. For the three months ended December 31, 2011, including the interest spread payments from the TRS in the income component of the incentive fee calculation caused an increase in the incentive fee by $0.6 million. Upon reviewing the incentive fee calculation and the treatment of the interest spread payments from the TRS, the Investment Adviser irrevocably waived the incremental portion of the incentive fee attributable from the TRS interest spread payments for the three months ended December 31, 2011.

The Administrator pays for certain expenses incurred by us. These expenses are subsequently reimbursed in cash. Total expenses reimbursed by us to the Administrator for the years ended September 30, 2014, 2013 and 2012 were $1.4 million, $1.0 million and $0.5 million, respectively.

As of September 30, 2014 and 2013, included in accounts payable and accrued expenses were $0.2 million and $0.3 million, respectively, for accrued expenses paid on behalf of us by the Administrator.

Net Realized and Unrealized Gains and Losses

The following table summarizes our net realized and unrealized gains (losses) for the periods presented:

	For the years ended September 30,			Variances
	2014	2013	2012	2014 vs. 2013	2013 vs. 2012
	(In thousands)
Net realized gain (loss) on investments	$5,384	$(1,363)	$(5,467)	$6,747	$4,104
Net realized gain on TRS	—	—	3,854	—	(3,854)
Net realized (loss) on financial futures contracts	—	—	(1,759)	—	1,759
Net realized gain (loss)	5,384	(1,363)	(3,372)	6,747	2,009
Unrealized appeciation on investments	24,748	17,956	15,632	6,792	2,324
Unrealized (depreciation) on investments	(21,221)	(14,445)	(10,362)	(6,776)	(4,083)
Unrealized appreciation on investments in SLF(1)	75	177	—	(102)	177
Unrealized (depreciation) on investments in SLF(1)	(254)	(74)	—	(180)	(74)
Unrealized appreciation on secured borrowings	126	—	—	126	—
Unrealized (depreciation) on secured borrowings	(5)	(126)	—	121	(126)
Unrealized appreciation (depreciation) on TRS	—	—	1,845	—	(1,845)
Unrealized appreciation (depreciation) on financial futures contracts	—	—	141	—	(141)
Net change in unrealized appreciation (depreciation) on investments, investments in SLF, derivative instruments and secured borrowings	$3,469	$3,488	$7,256	$(19)	$(3,768)

(1)	Unrealized appreciation and (depreciation) on investments in SLF include our investments in the subordinated notes and LLC interests in SLF.

For the year ended September 30, 2014, we had $24.7 million in unrealized appreciation on 119 portfolio company investments, which was partially offset by $21.2 million in unrealized depreciation on 125 portfolio company investments. Unrealized depreciation primarily resulted from the amortization of discounts and negative credit related adjustments that caused a reduction in fair value. Unrealized appreciation during the year ended September 30, 2014 resulted from an increase in fair value primarily due to the rise in market prices and a reversal of prior period unrealized depreciation. Additionally, we had $0.1 million in unrealized appreciation and $5,000 in unrealized depreciation on secured borrowing proceeds related to two portfolio companies for the year ended September 30, 2014. The unrealized appreciation is primarily due to a reversal of prior period unrealized depreciation. The unrealized depreciation resulted from the amortization of discounts and the rise in market prices associated with the investment funded by the secured borrowing proceeds.

For the year ended September 30, 2014, we had $75,000 in unrealized appreciation on our investment in SLF subordinated notes, which was offset by $0.3 million in unrealized depreciation on our investment in SLF LLC equity interests. The unrealized appreciation was the reversal of the prior period unrealized depreciation following the increase in the contractual rate on the subordinated notes to one-month LIBOR plus 8.0% subsequent to the closing of the SLF Credit Facility. Unrealized depreciation on the SLF LLC interests was driven by negative credit-related adjustments associated with SLF’s investment portfolio as well the offsetting impact of the pricing on the subordinated notes.

We also had $5.4 million in net realized gains on investments during the year ended September 30, 2014, primarily as a result of the sale of several equity investments which were partially offset by realized losses on the sale of one underperforming portfolio company and the write off of two non-accrual portfolio companies.

For the year ended September 30, 2013, we had $18.0 million in unrealized appreciation on 101 portfolio company investments, which was partially offset by $14.4 million in unrealized depreciation on 108 portfolio company investments. Unrealized depreciation primarily resulted from the amortization of discounts and negative credit related adjustments that caused a reduction in fair value. Unrealized appreciation during the year ended September 30, 2013 resulted from an increase in fair value primarily due to the rise in market prices and a reversal of prior period unrealized depreciation. Additionally, we had $0.1 million in unrealized depreciation on secured borrowing proceeds related to one portfolio company for the year ended September 30, 2013. The unrealized depreciation resulted from the amortization of discounts and the rise in market prices associated with the investments funded by the secured borrowing proceeds.

For the year ended September 30, 2013, we had $0.2 million in unrealized appreciation on our investment in SLF LLC interests, which was partially offset by $0.1 million in unrealized depreciation on our investment in SLF subordinated notes. The unrealized depreciation was the result of the lower yielding contractual rate compared to comparable market pricing of subordinated notes. Unrealized appreciation on the SLF LLC interests was driven by positive credit related adjustments associated with SLF’s investment portfolio as well the offsetting impact of the pricing on the subordinated notes.

We also had $1.4 million in net realized losses on investments during the year ended September 30, 2013 primarily as a result of the sale of a non-accrual investment and the payoff of an under-performing loan.

For the year ended September 30, 2012, we had $15.6 million in unrealized appreciation on 70 portfolio company investments, which was partially offset by $10.4 million in unrealized depreciation on 74 portfolio company investments. Unrealized depreciation primarily resulted from the amortization of discounts and negative credit related adjustments that caused a reduction in fair value. Unrealized appreciation during the year ended September 30, 2012 resulted from an increase in fair value primarily due to the rise in market prices and a reversal of prior period unrealized depreciation. We also had $5.5 million in realized losses on investments during the year ended September 30, 2012 primarily as a result of the sale of two non-accrual investments.

Termination of the Total Return Swap

On April 11, 2012, we terminated the TRS that we had entered into with Citibank.

The purpose of entering into the TRS was to gain economic exposure to a portfolio of broadly syndicated loans. Generally, under the terms of a total return swap, one party agrees to make periodic payments to another party based on the change in the market value of the assets referenced by the total return swap, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate.

For the year ended September 30, 2012, the change in the fair value of the TRS was $1.8 million. Realized gains on the TRS for the year ended September 30, 2012 were $3.9 million, which consisted of spread interest income of $2.7 million and a realized gain of $1.2 million on the sale of the referenced loans.

Cash collateral of $19.9 million that had secured the obligations to Citibank under the TRS was returned to us during the year ended September 30, 2012 and was used to fund new middle market debt and equity investments.

Ten-Year U.S. Treasury Futures Contracts

In September of 2012, we sold our remaining ten-year U.S. Treasury futures contracts. We had entered into the futures contracts to mitigate our exposure to adverse fluctuation in interest rates related to our SBA debentures. The cash collateral underlying the futures contracts was returned to us.

Based on the daily fluctuation of the fair value of the futures contracts, we recorded an unrealized gain or loss equal to the daily fluctuation in fair value. Upon maturity or settlement of the futures contracts, we realized a gain or loss based on the difference of the fair value of the futures contracts at inception and the fair value of the futures contracts at settlement or maturity.

For the year ended September 30, 2012, the realized loss on settlement of futures contracts was $(1.8) million and the change in unrealized appreciation (depreciation) related to the futures contracts was $0.1 million.

Liquidity and Capital Resources

For the year ended September 30, 2014, we experienced a net decrease in cash and cash equivalents of $11.2 million. During the period we used $255.6 million in operating activities, primarily as a result of fundings of portfolio investments of $878.6 million. This was partially offset by proceeds from principal payments and sales of portfolio investments of $573.2 million and net investment income of $56.5 million. During the same period, cash used in investment activities of $36.4 million was driven by the increase in restricted cash and cash equivalents. Lastly, cash provided by financing activities was $280.8 million, primarily due to net proceeds from one equity offering of an aggregate of $64.2 million and borrowings on debt of $826.0 million, partially offset by repayments of debt of $540.9 million and distributions paid of $55.0 million.

For the year ended September 30, 2013, we experienced a net increase in cash and cash equivalents of $2.4 million. During the period we used $297.6 million in operating activities, primarily as a result of fundings of portfolio investments of $669.2 million. This was partially offset by proceeds from principal payments and sales of portfolio investments of $336.2 million and net investment income of $44.4 million. During the same period, cash used in investment activities of $1.4 million was driven by the increase in restricted cash and cash equivalents. Lastly, cash provided by financing activities was $301.4 million, primarily due to net proceeds from four equity offerings of an aggregate of $280.9 million and borrowings on debt of $376.4 million, partially offset by repayments of debt of $316.6 million and distributions paid of $43.3 million.

For the year ended September 30, 2012, we experienced a net decrease in cash and cash equivalents of $32.5 million. During the period we used $158.3 million in operating activities, primarily as a result of fundings of portfolio investments of $395.6 million. This was partially offset by proceeds from principal payments and sales of portfolio investments of $191.5 million, return of cash collateral on deposit with custodian of $21.2 million and net investment income of $27.9 million. During the same period, cash used in investment activities of $13.6 million was driven by the change in restricted cash and cash equivalents. Lastly, cash provided by financing activities was $139.4 million, primarily due to net proceeds from the follow-on equity offering of $57.2 million and borrowings on debt of $178.3 million, partially offset by repayments of debt of $63.7 million and distributions paid of $23.9 million.

As of September 30, 2014 and 2013, we had cash and cash equivalents of $5.1 million and $16.3 million, respectively. In addition, we had restricted cash and cash equivalents of $74.8 million and $38.4 million as of September 30, 2014 and 2013, respectively. Cash and cash equivalents are available to fund new investments, pay operating expenses and pay distributions. As of September 30, 2014, $54.5 million of our restricted cash and cash equivalents could be used to fund new investments that meet the investment guidelines established in the Debt Securitizations, which are described in further detail in Note 7 to our consolidated financial statements, and for the payment of interest expense on the notes issued in the Debt Securitizations. $3.3 million of such restricted cash and cash equivalents can be used to fund investments that meet the guidelines under the Credit Facility as well as for the payment of interest expense and revolving debt of the Credit Facility. $0.5 million of such restricted cash and cash equivalents can be used to fund investments that meet the guidelines under the Revolver as well as for the payment of interest expense and revolving debt of the Revolver. The remaining $16.5 million of restricted cash and cash equivalents can be used to fund new investments that meet the regulatory and investment guidelines established by the SBA for our SBICs, which are described in further detail in Note 7 to our consolidated financial statements, and for interest expense and fees on our outstanding SBA debentures.

As of September 30, 2014 and September 30, 2013, we had outstanding commitments to fund investments totaling $124.5 million and $76.3 million, respectively. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but the entire amount was eligible for funding to the borrowers as of September 30, 2014 and 2013, respectively, subject to the terms of each loan’s respective credit agreement.

As of September 30, 2014, the Credit Facility, as amended, allows Funding to borrow up to $150.0 million at any one time outstanding, subject to leverage and borrowing base restrictions. As of September 30, 2014 and 2013, subject to leverage and borrowing base restrictions, we had approximately $122.6 million and $70.4 million, respectively, of remaining commitments and $70.0 million and $69.6 million, respectively, of availability on the Credit Facility. As of September 30, 2014 and 2013, we had $27.4 million and $29.6 million outstanding under the Credit Facility, respectively. As of September 30, 2014, the Revolver allows Revolver Funding to borrow up to $15.0 million at any one time outstanding, subject to leverage and borrowing base restrictions. As of September 30, 2014, subject to leverage and borrowing base restrictions, we had approximately $15.0 million of remaining commitments and $1.2 million of availability on the Revolver. As of September 30, 2013, the Revolver was not in place.

On July 16, 2010, we completed the 2010 Debt Securitization, as amended on February 15, 2013, in which the 2010 Issuer issued an aggregate of $350.0 million of notes including $203.0 million of Class A 2010 Notes, which bear interest at a rate of three-month LIBOR plus 1.74%, $12.0 million of Class B 2010 Notes, which bear interest at a rate of three-month LIBOR plus 2.40%, and $135.0 million face amount of Subordinated 2010 Notes that do not bear interest. On November 15, 2013, we sold $12.0 million of Class B 2010 Notes of the 2010 Debt Securitization and on November 20, 2013, the transaction closed and proceeds of $12.0 million were received. The Class A 2010 Notes are included in the September 30, 2014 and 2013 consolidated statements of financial condition as our debt. The Class B 2010 Notes are included in the September 30, 2014 consolidated statement of financial condition as our debt and were eliminated in consolidation as of September 30, 2013. The Subordinated 2010 Notes were eliminated in consolidation as of September 30, 2014 and 2013. As of September 30, 2014 and September 30, 2013, we had outstanding debt under the 2010 Debt Securitization of $215.0 million and $203.0 million, respectively.

On June 5, 2014, we completed the 2014 Debt Securitization, in which the 2014 Issuer issued an aggregate of $402.6 million of securities including $191.0 million of Class A-1 2014 Notes, which bear interest at a rate of three-month LIBOR plus 1.75%, $20.0 million of Class A-2 2014 Notes, which bear interest at a rate of three-month LIBOR plus 1.45% through December 4, 2015 and three-month LIBOR plus 1.95% thereafter, $35.0 million of Class B 2014 Notes, which bear interest at a rate of three-month LIBOR plus 2.50%, $37.5 million of Class C 2014 Notes, which bear interest at a rate of three-month LIBOR plus 3.50%, and $119.1 of LLC equity interests that do not bear interest. We retained all of the Class C 2014 Notes and LLC equity interests totaling $37.5 million and $119.1 million, respectively. The Class A-1, Class A-2 and Class B 2014 Notes are included in the September 30, 2014 consolidated statements of financial condition as our debt, and the Class C 2014 Notes and LLC equity interests were eliminated in consolidation. As of September 30, 2014, we had outstanding debt under the 2014 Debt Securitization of $246.0 million. As of September 30, 2013, the 2014 Debt Securitization had not been completed.

Under present SBIC regulations, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $225.0 million and the maximum amount that a single SBIC licensee may issue is $150.0 million. As of September 30, 2014, SBIC IV and GC SBIC V, L.P., or SBIC V, had $150.0 million and $58.8 million of outstanding SBA-guaranteed debentures, respectively, leaving incremental borrowing capacity of $16.2 million for SBIC V, under present SBIC regulations. As of September 30, 2013, SBIC IV and SBIC V had $146.3 million and $33.2 million of outstanding SBA-guaranteed debentures, respectively.

SBIC IV and SBIC V may each borrow up to two times the amount of its regulatory capital, subject to customary regulatory requirements. As of September 30, 2014, we had committed and funded $75.0 million to SBIC IV and had SBA-guaranteed debentures of $150.0 million outstanding that mature between March 2021 and March 2024. As of September 30, 2014, we had committed and funded $37.5 million to SBIC V, and had SBA-guaranteed debentures of $58.8 million outstanding that mature between September 2023 and September 2024.

In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On September 13, 2011, we received exemptive relief from the SEC allowing us to modify the asset coverage requirement to exclude the SBA debentures from this calculation. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides us with increased investment flexibility but also increases our risks related to leverage. As of September 30, 2014, our asset coverage for borrowed amounts was 249.1% (excluding the SBA debentures).

On August 5, 2014, our board of directors approved a share repurchase program, or the Program, which allows us to repurchase up to $50 million of our outstanding common stock on the open market at prices below the net asset value as reported in our then most recently published consolidated financial statements. The Program may be implemented at the discretion of management. The shares may be purchased from time to time at prevailing market prices, through open market transactions, including block transactions. We did not make any repurchases of our common stock during the year ended September 30, 2014.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future securities offerings and through our dividend reinvestment plan as well as future borrowings, to the extent permitted by the 1940 Act, we cannot assure you that our efforts to raise capital will be successful. In addition to capital not being available, it also may not be available on favorable terms.

We believe that our existing cash and cash equivalents and available borrowings as of September 30, 2014 will be sufficient to fund our anticipated requirements through at least September 30, 2015.

Debt Securitizations

In the 2010 Debt Securitization that we completed on July 16, 2010, as amended on February 15, 2013, the 2010 Issuer issued an aggregate of $350 million of notes and the aggregate $203 million of Class A Notes and the aggregate of $12 million of Class B 2010 Notes are secured by the assets of the 2010 Issuer. We structured the initial transactions and the subsequent amendment of the 2010 Debt Securitization with the assistance of Wells Fargo Securities, LLC, for which Wells Fargo Securities, LLC received structuring and placement fees. The transactions were executed through a private placement of an aggregate of $203 million of Aaa/AAA Class A Notes. The Class A 2010 Notes bear interest at a rate of three-month LIBOR plus 1.74%. The aggregate of $12 million face amount of Class B 2010 Notes bear interest at a rate of three-month LIBOR plus 2.40%, and the aggregate of $135 million face amount of Subordinated Notes do not bear interest. In partial consideration for the loans transferred to the 2010 Issuer as part of the 2010 Debt Securitization, Holdings retained all of the Class B 2010 and Subordinated 2010 Notes, which totaled $147 million, and it retained all of the membership interests in the 2010 Issuer, which Holdings initially purchased for $250. All of the notes are scheduled to mature on July 20, 2023. On November 15, 2013, Holdings sold the $12 million of Class B 2010 Notes of the 2010 Debt Securitization and on November 20, 2013, the transaction closed and proceeds of $12 million were received. As discussed below, in accordance with ASC Topic 860, we are required to consolidate the special purpose vehicle used in an asset-backed securitization and treat the transaction as a secured borrowing. GC Advisors is our investment adviser and also the collateral manager for the 2010 Issuer, which results in the “continued involvement” of us in the business of the 2010 Issuer. In addition, the investments of the 2010 Issuer constitute a substantial percentage of our total assets. As a result of this continued involvement and the fact that the investments of the 2010 Issuer constitute a substantial percentage of our assets, we consolidate the financial statements of the 2010 Issuer.

On June 5, 2014, we completed the 2014 Debt Securitization. As part of the 2014 Debt Securitization, we issued an aggregate of $402.6 million of notes that are secured by a diversified portfolio of senior secured and second lien loans held by the 2014 Issuer. The 2014 Debt Securitization was executed through a private placement of $191.0 million of Class A-1 2014 Notes which bear interest at three-month LIBOR plus 1.75%, $20.0 million of Class A-2 2014 Notes which bear interest at a rate of three-month LIBOR plus 1.45% through December 4, 2015 and three-month LIBOR plus 1.95% thereafter and $35.0 million of Class B 2014 Notes which bear interest at a rate of three-month LIBOR plus 2.50%. The $37.5 million face amount of

Class C 2014 Notes bear interest at a rate of three-month LIBOR plus 3.50%, and the LLC equity interests do not bear interest. In partial consideration for the loans transferred to the 2014 Issuer as part of the 2014 Debt Securitization, we received $119.1 million of LLC equity interests in the 2014 Issuer. We retained all of the Class C 2014 Notes and LLC equity interests totaling $37.5 million and $119.1 million, respectively. The Class A-1, Class A-2 and Class B 2014 Notes are included in the September 30, 2014 consolidated statements of financial condition as our debt. As discussed below, in accordance with ASC Topic 860, we are required to consolidate the special purpose vehicle used in an asset-backed securitization and treat the transaction as a secured borrowing. GC Advisors is our investment adviser and also the collateral manager for the 2014 Issuer, which results in the “continued involvement” of us in the business of the 2014 Issuer. In addition, the investments of the 2014 Issuer constitute a substantial percentage of our total assets. As a result of this continued involvement and the fact that the investments of the 2014 Issuer constitute a substantial percentage of our assets, we consolidate the financial statements of the 2014 Issuer.

An important aspect of a debt securitization transaction is that the purchaser of the notes must become comfortable through their due diligence investigation that the sale and/or contribution of income producing assets into a special purpose entity would be considered a true sale and/or contribution or, in other words, that as a result of such sale and/or contribution, the originator no longer owns the income producing assets. This structure seeks to reduce risk to noteholders by insulating them from the credit and bankruptcy risks faced by the originator. The structure of any debt securitization is in large part intended to prevent, in the event of a bankruptcy, the consolidation in the originator’s bankruptcy case of the special purpose entity with the operations of the originator, based on equitable principles, and the noteholders must become comfortable with this analysis. As a result of this structure, debt securitization transactions frequently achieve lower overall borrowing costs than would be achieved if the borrowing had been structured as a traditional secured lending transaction.

In a typical sale transaction, the purchaser exchanges an asset for cash or some other asset, whereas in a contribution transaction, the contributor typically exchanges an asset for securities issued by the purchaser. For example, in the 2010 Debt Securitization, we transferred the portfolio loans that comprise the collateral to Holdings in a transaction that was a partial sale and a partial capital contribution. Holdings then transferred these same portfolio loans to the 2010 Issuer in a transfer that was also a partial sale and a partial capital contribution. To the extent that we received cash proceeds from Holdings in consideration for the portfolio loans transferred to Holdings, such portion of the transfer constituted a sale. To the extent that Holdings received cash proceeds, Class B 2010 Notes and Subordinated 2010 Notes from the 2010 Issuer in consideration for the portfolio loans transferred by it to the 2010 Issuer, such portion of the transfer also constituted a sale. By contrast, to the extent that we received cash proceeds from Holdings equal to or less than the fair value of the portfolio loans transferred by us to Holdings, the difference between the fair value of such portfolio loans and the cash we received from Holdings was deemed to be a contribution to the capital of Holdings pursuant to the terms of the governing master loan sale agreement. Likewise, to the extent that the cash proceeds, Class B 2010 Notes and Subordinated 2010 Notes received by Holdings from the 2010 Issuer was less than the fair value of the portfolio loans transferred from Holdings to the 2010 Issuer, such portion of the transfer was deemed to be a contribution to the capital of the 2010 Issuer by Holdings pursuant to the terms of such master loan sale agreement. In these transactions, there were no material differences between selling and/or contributing loans or participations, viewed from the perspective of the 2010 Issuer’s ownership interests therein, as all of the ownership interests in such loans and participations were transferred to, and are now owned by, the 2010 Issuer under the terms of the master loan sale agreement, irrespective of whether such loans or participations were sold or contributed from us to Holdings and from Holdings to the 2010 Issuer.

GC Advisors, as collateral manager for the 2010 Issuer and the 2013 Issuer, selected the senior secured and second lien loans (or participations therein) that were transferred to the 2010 Issuer and the 2013 Issuer, respectively. The senior secured and second lien loans (or participations therein) were selected in accordance with the criteria set forth in the Debt documents governing the Debt Securitizations. These are primarily objective requirements determined by the constraints of the market for collateralized debt obligations, and are generally designed to comply with regulations governing commercial lending and similar financing activities in the United States and, in the case of the 2010 Debt Securitization, the requirements of Rule 3a-7 under the 1940 Act.

The Subordinated 2010 Notes are limited recourse, unsecured obligations of the 2010 Issuer payable solely from payments made under the portfolio loans and other assets held by the 2010 Issuer and, in the event of a portfolio loan event of default, from the proceeds of any liquidation of the collateral underlying such portfolio loans. Additionally, for as long as the Class A 2010 Notes and Class B 2010 Notes remain outstanding, holders of the Subordinated 2010 Notes will not generally be entitled to exercise remedies under the indenture. As an unsecured class of notes, the interests and rights of holders of the Subordinated 2010 Notes in and to the portfolio loans and other assets owned by the 2010 Issuer are subject to the prior claims of secured creditors of the 2010 Issuer and are potentially subject to or will rank equally with the claims of other unsecured creditors of the 2010 Issuer.

The Class B 2010 Notes are subordinated in right of payment on each payment date to prior payments on the Class A 2010 Notes and to certain amounts payable by the 2010 Issuer as administrative expenses. The Subordinated 2010 Notes are subordinated in right of payment on each payment date to payments on the Class A 2010 Notes and the Class B 2010 Notes as well as to certain amounts payable by the 2010 Issuer as administrative expenses and to the claims of other unsecured creditors of the 2010 Issuer.

The 2010 Issuer may only make payments on such securities to the extent permitted by the payment priority provisions of the indenture governing the notes, which generally provides that principal payments on the Class B 2010 Notes and the Subordinated 2010 Notes may not be made on any payment date unless all amounts owing under the Class A 2010 Notes are paid in full. In addition, if the 2010 Issuer does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the 2010 Debt Securitization, cash would be diverted from the Class B 2010 Notes and the Subordinated 2010 Notes to first pay the Class A Notes in amounts sufficient to cause such tests to be satisfied. In addition, no payments may be made on the membership interests in any period until all required payments in respect of the Class A 2010 Notes, the Class B 2010 Notes and Subordinated 2010 Notes have been paid in full. Therefore, to the extent that any losses are suffered by noteholders as a result of losses on the portfolio loans and other assets owned by the 2010 Issuer, such losses will be borne in the first instance by the holders of the membership interests, then by the Subordinated 2010 Notes, then by the holders of the Class B 2010 Notes and lastly by the holders of the Class A 2010 Notes.

We believe that the Debt Securitizations benefit from “internal” credit enhancement, meaning that holders of more senior classes of notes issued by the 2010 Issuer and the 2014 Issuer benefit from the terms of subordination applicable to the more junior classes of notes issued by the 2010 Issuer and the 2014 Issuer, respectively. Thus, in the case of the 2010 Debt Securitization, the Class A 2010 Notes enjoy the benefit of credit enhancement effectively provided by the subordination provisions of the Class B 2010 Notes and the Subordinated 2010 Notes. Likewise, the Class B 2010 Notes enjoy the benefit of credit enhancement effectively provided by the subordination provisions of the Subordinated 2010 Notes.

The documents governing the Debt Securitization expressly provide that we and our subsidiaries (other than the 2010 Issuer or the 2014 Issuer, as applicable) are not, and cannot be held, liable for any shortfall in payments or any defaults on any of the classes of notes issued by the 2010 Issuer or the 2014 Issuer in connection with the Debt Securitizations because such obligations are the obligations of the 2010 Issuer or the 2014 Issuer only, and the sole recourse for such obligations is to the collateral owned by the 2010 Issuer or the 2014 Issuer rather than our assets or the assets of Holdings.

Under the terms of the documents related to the Debt Securitizations, recourse to us and to Holdings (in the case of the 2010 Debt Securitization) is limited and generally consistent with the terms of other similarly structured finance transactions. For example, under the master loan sale agreement with respect to the 2010 Debt Securitization, (1) we sold and/or contributed to Holdings all of our ownership interest in certain of our portfolio loans and participations for the purchase price and other consideration set forth in the master loan sale agreement, and (2) Holdings, in turn, sold and/or contributed to the 2010 Issuer all of its ownership interest in such portfolio loans and participations for the purchase price and other consideration set forth in the master loan sale agreement. These transfers were structured by their terms to provide limited recourse to us by the 2010 Issuer relating to certain representations and warranties with respect to certain characteristics including title and quality of the portfolio loans that were transferred to the 2010 Issuer. If we breached these representations and warranties and such breach materially and adversely affected the value of the portfolio loans or the interests of holders of notes issued by the 2010 Issuer, then we could be required, within 30 days of notice or our knowledge of such breach, to (a) cure such breach in all material respects, (b) repurchase the portfolio loan or loans subject to such breach or (c) remove the portfolio loan or loans subject to such breach from the pool of loans and other assets held by the 2010 Issuer and substitute a portfolio loan or loans that meet the requirements of the 2010 Debt Securitization documents. This repurchase and substitution obligation of us constitutes the sole remedy available against us for any breach of a representation or warranty related to the portfolio loans transferred to the 2010 Issuer.

A collateral management agreement is an agreement entered into between an adviser and a debt securitization vehicle or similar issuer and sets forth the terms and conditions pursuant to which the adviser will provide advisory and/or management services with respect to the client’s securities portfolio. Under the collateral management agreements between GC Advisors and the 2010 Issuer and the 2014 Issuer, GC Advisors’ duties include (1) selecting portfolio loans to be acquired and selecting the portfolio loans to be sold or otherwise disposed of by the 2010 Issuer and the 2014 Issuer, (2) reinvesting in other portfolio loans, where appropriate, (3) instructing the trustee with respect to any acquisition, disposition or tender of, or offer with respect to, a portfolio loan or other assets received in the open market or otherwise by the 2010 Issuer and the 2014 Issuer and (4) performing all other tasks, and taking all other actions, that are specified in, or not inconsistent with, the duties of the collateral manager. GC Advisors, in its role as collateral manager, is the party responsible for enforcing payment obligations on portfolio loans of the 2010 Issuer and the 2014 Issuer as well as exercising rights to vote on amendments to and waivers of provisions in the credit agreements of portfolio companies.

The Debt Securitizations provide a number of benefits to us, most notably an ability on our part to finance new portfolio loans acquired by the 2010 Issuer and the 2014 Issuer at an attractive cost.

We have no direct ability to enforce the payment obligations on portfolio loans held by the 2010 Issuer and the 2014 Issuer as part of the Debt Securitizations. The contribution of loans and participations did not constitute a realization event under the Investment Advisory Agreement, and no incentive fee was earned as a result of the Debt Securitizations.

A portion of the proceeds from the Debt Securitizations were used to originate and acquire additional portfolio loans. Such additional portfolio loans are held by us directly or sold and/or contributed into one of our subsidiaries, which enabled us to borrow additional amounts in securitization or other structures using such portfolio loans as collateral. We believe that the Debt Securitizations enable us to deploy our capital efficiently and to increase our capacity to provide financing for small to medium-sized businesses in our target market.

The Subordinated 2010 Notes may be transferred only to persons or entities that are either (x) qualified institutional buyers or (y) institutional accredited investors and, in either case, are qualified purchasers. By their terms, the Subordinated 2010 Notes may only be owned by U.S. persons. No Subordinated 2010 Note (or interests in such notes) may be acquired or owned by any person that is classified for U.S. federal income tax purposes as a disregarded entity (unless the beneficial owner of such person is a corporation that is not a subchapter S corporation or otherwise taxable as a corporation), partnership, subchapter S corporation or grantor trust unless such person obtains a legal opinion to the effect that such acquisition or ownership will not cause the 2010 Issuer to be treated as a publicly traded partnership taxable as a corporation.

Membership interests in the 2010 Issuer may be transferred only with the written consent of the designated manager of the 2010 Issuer, which is us. Even with such consent, such membership interests may not be transferred unless, simultaneously with the transfer of such membership interests: (1) a proportionate amount of the Subordinated 2010 Notes are transferred so that the ratio of the percentage interest of the Subordinated 2010 Notes so transferred to all Subordinated 2010 Notes and the ratio of the percentage interest of the membership interests so transferred to all membership interests are equal, (2) the transfers of membership interests and the Subordinated 2010 Notes referred to in this paragraph are made to the same person or entity, and (3) the percentage interest of the membership interests and the Subordinated 2010 Notes, respectively, so transferred is no less than ten percent. The membership interests and the Subordinated 2010 Notes must at all times be held in such proportion that the ratio set forth in clause (1) is always met.

As of September 30, 2014 and 2013, the 2010 Issuer held investments in 85 and 91 portfolio companies with a total fair value of $337.8 million and $343.2 million, respectively. The pool of loans in the 2010 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

As of September 30, 2014, the 2014 Issuer held investments in 69 portfolio companies with a total fair value of $371.8 million. The pool of loans in the 2014 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

SBIC Licenses

On August 24, 2010, SBIC IV received approval for a license from the SBA to operate as an SBIC. On December 5, 2012, SBIC V received a license from the SBA to operate as an SBIC. As our wholly-owned subsidiaries, SBIC IV and SBIC V may rely on an exclusion from the definition of “investment company” under the 1940 Act. As such, these subsidiaries do not elect to be regulated as business development companies under the 1940 Act. SBIC IV and SBIC V have an investment objective substantially similar to ours and make similar types of investments in accordance with SBIC regulations. As SBICs, SBIC IV and SBIC V are subject to a variety of regulations and oversight by the SBA concerning the size and nature of the companies in which they may invest as well as the structures of those investments.

Prior to SBIC IV and SBIC V obtaining approval from the SBA, Golub Capital managed two SBICs licensed by the SBA for more than 14 years. The SBIC licenses allow our SBICs to incur leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment and certain approvals by the SBA and customary procedures. These debentures are non-recourse to us, have interest payable semi-annually and a ten-year maturity. The interest rate is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with ten-year maturities and is generally lower than rates on comparable bank and other debt. Under the regulations applicable to SBICs, an SBIC may have outstanding debentures guaranteed by the SBA generally in an amount of up to twice its regulatory capital, which generally equates to the amount of its equity capital. SBIC IV and SBIC V will be subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants.

SBIC IV and SBIC V may each borrow up to two times the amount of its regulatory capital, subject to customary regulatory requirements. As of September 30, 2014, we had committed and funded $75.0 million to SBIC IV, and SBIC IV had SBA-guaranteed debentures of $150.0 million outstanding that mature between March 2021 and March 2024. As of September 30, 2014, we had committed $37.5 million and funded $26.1 million to SBIC V, and SBIC V had SBA-guaranteed debentures of $58.8 million outstanding that mature between September 2023 and September 2024.

On September 13, 2011, we received exemptive relief from the SEC allowing us to modify the asset coverage requirement under the 1940 Act to exclude SBA debentures from this calculation. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides us with increased investment flexibility, but also increases our risks related to leverage.

Revolving Credit Facility

On July 21, 2011, Funding, our wholly owned subsidiary, entered into the $75.0 million senior, secured revolving Credit Facility with Wells Fargo Securities, LLC, as administrative agent and Wells Fargo Bank, N.A., as lender. As of September 30, 2014, the Credit Facility allowed Funding to borrow up to $150.0 million at any one time outstanding. Effective October 17, 2014, we and Funding amended the Credit Facility to, among other things, extend Funding’s ability to draw under the Credit Facility from October 21, 2014 to November 22, 2015, and extended the stated maturity date from October 22, 2018 to October 17, 2019.

The period from the closing date until November 22, 2015 is referred to as the reinvestment period. All amounts outstanding under the Credit Facility are required to be repaid by October 17, 2019. Through the reinvestment period, the Credit Facility bears interest at one-month LIBOR plus 2.25% per annum. After the reinvestment period, the rate will reset to LIBOR plus 2.75% per annum for the remaining term of the Credit Facility. In addition to the stated interest expense on the Credit Facility, we are required to pay a fee of 0.50% per annum on any unused portion of the Credit Facility up to $60.0 million and 2.00% on any unused portion in excess of $60.0 million. The Credit Facility is secured by all of the assets held by Funding, and we have pledged our interests in Funding as collateral to Wells Fargo Bank, N.A., as the collateral agent, under an ancillary agreement to secure our obligations as the transferor and servicer under the Credit Facility. Both we and Funding have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the Credit Facility is subject to the leverage restrictions contained in the 1940 Act.

As of September 30, 2014 and 2013, we had outstanding debt under the Credit Facility of $27.4 million and $29.6 million, respectively. As of September 30, 2014 and 2013, subject to leverage and borrowing base restrictions, we had approximately $122.6 million and $70.4 million, respectively, available for additional borrowings on the Credit Facility.

We plan to transfer certain loans and debt securities we have originated or acquired from time to time to Funding through a purchase and sale agreement and may cause Funding to originate or acquire loans in the future, consistent with our investment objectives.

Portfolio Composition, Investment Activity and Yield

As of September 30, 2014 and 2013, we had investments in 145 and 135 portfolio companies, respectively, with a total value of $1,312.8 million and $1,019.8 million, respectively, and had investments in subordinated notes and LLC equity interests in SLF with a total value of $34.8 million and $4.8 million, respectively.

The following table shows the asset mix of our new origination commitments for the years ended September 30, 2014, 2013 and 2012:

	Years ended September 30,
	2014		2013		2012
	(In thousands)	Percentage of Commitments	(In thousands)	Percentage of Commitments	(In thousands)	Percentage of Commitments
Senior secured	$125,564	13.0%	$161,849	22.0%	$175,089	40.9%
One stop	743,174	76.9	420,235	57.1	171,060	39.9
Second lien	39,413	4.1	137,109	18.7	32,636	7.6
Subordinated debt	—	—	—	—	37,490	8.8
Subordinated notes of SLF(1)	34,658	3.6	4,140	0.6	—	—
LLC interests of SLF(1)	10,039	1.0	591	0.1	—	—
Equity securities	13,631	1.4	10,891	1.5	11,931	2.8
Total new investment commitments	$966,479	100.0%	$734,815	100.0%	$428,206	100.0%

(1)	SLF’s proceeds from the subordinated notes and LLC interests were utilized by SLF to fund senior secured loans. As of September 30, 2014, SLF funded senior secured loans to 31 different borrowers.

The following table summarizes portfolio composition and investment activity as of and for the years ended September 30, 2014, 2013 and 2012:

	As of and for the years ended September 30,
	2014	2013	2012
	(In thousands)
Investments, at fair value	$1,312,781	$1,019,811	$672,910
Investment in SLF, at fair value(1)	34,831	$4,834	$—
Number of portfolio companies (at period end)	145	135	121
New investment fundings	878,635	$669,252	$395,556
Principal payments and sales of portfolio investments	573,201	$336,154	$191,509

(1)	The investment in SLF includes our investments in both subordinated notes and LLC equity interests in SLF.

The following table shows the par, amortized cost and fair value of our portfolio of investments by asset class:

	As of September 30, 2014(1)			As of September 30, 2013(1)
	Par	Amortized Cost	Fair Value	Par	Amortized Cost	Fair Value
	(In thousands)
Senior secured:
Performing	$265,103	$262,021	$262,854	$298,989	$295,180	$295,493
Non-accrual(2)	3,033	3,021	5	2,624	2,628	665
One stop:
Performing	952,359	939,765	940,729	558,140	549,855	554,523
Non-accrual(2)	—	—	—	—	—	—
Second lien:
Performing	59,902	59,086	59,964	112,714	111,319	112,873
Non-accrual(2)	—	—	—	384	382	—
Subordinated debt:
Performing	3,584	3,564	3,710	21,562	21,374	22,552
Non-accrual(2)	—	—	—	3,034	3,001	—
Subordinated notes of SLF(3)
Performing	25,589	25,589	25,589	4,140	4,140	4,066
Non-accrual(2)	—	—	—	—	—	—
LLC interests of SLF(3)	N/A	9,318	9,242	N/A	591	768
Equity	N/A	35,216	45,519	N/A	29,491	33,705
Total	$1,309,570	$1,337,580	$1,347,612	$1,001,587	$1,017,961	$1,024,645

(1)	Eleven and nine of our loans included a feature permitting a portion of the interest due on such loan to be PIK interest as of September 30, 2014 and September 30, 2013, respectively.
(2)	We refer to a loan as non-accrual when we cease recognizing interest income on the loan because we have stopped pursuing repayment of the loan or, in certain circumstances, it is past due 90 days or more on principal and interest or our management has reasonable doubt that principal or interest will be collected. See “— Critical Accounting Policies — Revenue Recognition.”
(3)	The proceeds from the subordinated notes and LLC interests in SLF were utilized by SLF to fund senior secured loans.

The following table shows the weighted average rate, spread over LIBOR of floating rate, fixed rate and fees of investments originated and the weighted average rate of sales and payoffs of portfolio investments during the years ended September 30, 2014, 2013 and 2012:

	For the years ended September 30,
	2014	2013	2012
Weighted average rate of new investment fundings(1)(2)	7.1%	8.2%	8.9%
Weighted average spread over LIBOR of new floating rate investment fundings(1)(2)	6.0%	6.7%	7.0%
Weighted average rate of new fixed rate investment fundings	N/A	15.6%	13.6%
Weighted average fees of new investment fundings	1.2%	1.3%	2.0% %
Weighted average rate of sales and payoffs of portfolio investments	7.9%	8.9%	7.6%

(1)	For the year ended September 30, 2012, we have excluded $20.4 million of broadly syndicated loans held for short term investment purposes. These loans had a weighted average rate of 2.6% and a weighted average spread over LIBOR of 2.2%. Had we included the broadly syndicated loans in these rates, for the year ended September 30, 2012, our weighted average rate of new investments would have been 8.6%, and our weighted average spread over LIBOR would have been 6.7%.

For the years ended September 30, 2014, 2013 and 2012, the weighted average interest income yield on the fair value of income producing loans in our portfolio was 8.3%, 9.1% and 9.3%, respectively. As of September 30, 2014, 97.6% and 97.2% of our debt portfolio at fair value and at cost, respectively, had interest rate floors that limit the minimum applicable interest rates on such loans. As of September 30, 2013, 96.1% and 95.6% of our debt portfolio at fair value and at cost, respectively, had interest rate floors that limit the minimum applicable interest rates on such loans.

As of September 30, 2014, the portfolio median EBITDA for the underlying portfolio companies (excluding SLF) was $21.7 million. The portfolio median EBITDA data is based on the most recently reported trailing twelve month EBITDA received from the portfolio company.

Senior Loan Fund LLC

We co-invest with RGA in senior secured loans through SLF, an unconsolidated Delaware LLC. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect to SLF must be approved by the SLF investment committee consisting of two representatives of each of us and RGA (with unanimous approval required from (i) one representative of each of us and RGA or (ii) both representatives of each of us and RGA).

SLF is capitalized with subordinated notes and LLC equity interest subscriptions from its members. As of September 30, 2014, we and RGA owned 87.5% and 12.5%, respectively, of both the outstanding subordinated notes and LLC equity interests. As of September 30, 2014, SLF had subordinated note commitments from us and RGA totaling $100,000, of which approximately $29.2 million and $4.7 million in aggregate principal amount was funded at September 30, 2014 and 2013, respectively. As of September 30, 2014, SLF had LLC equity interest subscriptions from us and RGA totaling $25.0 million, of which approximately $9.3 million and $0.6 million in aggregate was called and contributed as of September 30, 2014 and 2013, respectively.

On January 17, 2014, SLF II entered into the SLF Credit Facility which, as amended, allows SLF II to borrow up to $100.0 million subject to leverage and borrowing base restrictions. The reinvestment period of the SLF Credit Facility ends April 11, 2015, and the stated maturity date is April 11, 2019. As of September 30, 2014, SLF II had outstanding debt under the SLF Credit Facility of $66.6 million.

Through the reinvestment period, the SLF Credit Facility bears interest at one-month LIBOR, plus a rate between 1.75% and 2.25%, depending on the composition of the collateral asset portfolio, per annum. After the reinvestment period, the rate will reset to one-month LIBOR plus 2.75% per annum for the remaining term of the SLF Credit Facility.

As of September 30, 2014 and 2013, SLF had total assets at fair value of $107.2 million and $13.8 million, respectively. As of September 30, 2014 and 2013, SLF’s portfolio was comprised of first lien senior secured loans to 31 and four different borrowers, respectively. As of September 30, 2014 and 2013, none of these loans was on non-accrual status. The portfolio companies in SLF are in industries similar to those in which we may invest directly. Additionally, as of September 30, 2014 and 2013, SLF had commitments to fund various undrawn revolving credit and delayed draw loans to its portfolio companies totaling $10.1 million and $2.7 million, respectively.

Below is a summary of SLF’s portfolio, followed by a listing of the individual loans in SLF’s portfolio as of September 30, 2014 and 2013:

	As of September 30, 2014	As of September 30, 2013
	(Dollars in thousands)
Senior secured loans(1)	$103,695	$13,677
Weighted average current interest rate on senior secured loans(2)	5.2%	5.9%
Number of borrowers in SLF	31	4
Largest loan to a single borrower(1)	$8,229	$8,313
Total of five largest loans to borrowers(1)	$31,132	$13,620

(1)	At principal amount.
(2)	Computed as the (a) annual stated interest rate on accruing senior secured loans, divided by (b) total senior secured loans at principal amount.

SLF Loan Portfolio as of September 30, 2014

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)	Principal Amount	Fair Value(2)
					(In thousands)
5.11, Inc.(5)	Textiles and Leather	Senior Loan	02/2020	6.0%	$3,290	$3,294
ACTIVE Network, Inc.	Electronics	Senior Loan	11/2020	5.5	1,985	1,975
ARG IH Corporation(5)	Beverage, Food and Tobacco	Senior Loan	11/2020	4.8	2,151	2,152
Atrium Innovations	Personal and Non Durable Consumer Products	Senior Loan	02/2021	4.3	3,556	3,498
BJ’s Wholesale Club, Inc.	Retail Stores	Senior Loan	09/2019	4.5	2,985	2,944
Blue Coat Systems, Inc.	Electronics	Senior Loan	05/2019	4.0	1,990	1,958
BMC Software, Inc.	Electronics	Senior Loan	09/2020	5.0	1,915	1,886
Brasa (Holdings) Inc.	Personal, Food and Miscellaneous Services	Senior Loan	07/2019	5.0	8,229	8,215
Connect Merger Sub, Inc.	Telecommunications	Senior Loan	04/2020	4.8	3,975	3,943
Dell, Inc.	Electronics	Senior Loan	04/2020	4.5	1,985	1,974
Dialysis Newco, Inc.	Healthcare, Education and Childcare	Senior Loan	04/2021	4.5	2,494	2,491
Diversified Foodservice Supply, Inc.(5)	Beverage, Food and Tobacco	Senior Loan	12/2018	5.8	4,194	4,194
El Pollo Loco Inc(5)	Personal, Food and Miscellaneous Services	Senior Loan	10/2018	5.3	4,740	4,758
Federal-Mogul Corporation	Automobile	Senior Loan	04/2021	4.8	4,000	3,972
GSDM Holdings Corp.(5)	Healthcare, Education and Childcare	Senior Loan	06/2019	5.3	1,800	1,800
Nuveen Investments, Inc.	Finance	Senior Loan	05/2017	4.2	3,000	2,997
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior Loan	11/2018	5.8	2,058	2,058
Paradigm DKD Group, LLC(4)	Buildings and Real Estate	Senior Loan	11/2018	5.8	468	468
Paradigm Management Services, LLC(5)	Healthcare, Education and Childcare	Senior Loan	01/2019	5.5	6,247	6,247
Payless ShoeSource, Inc.	Retail Stores	Senior Loan	03/2021	5.0	1,995	1,925
Plano Molding Company, LLC(5)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	10/2018	5.3	1,827	1,827
Print Payroll Services, LLC	Diversified Conglomerate Service	Senior Loan	06/2019	5.6	2,950	2,950

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)		Principal Amount	Fair Value(2)
						(In thousands)
Rug Doctor LLC(5)	Personal and Non Durable Consumer Products	Senior Loan	12/2016	6.3		4,939	4,939
Rug Doctor LLC(5)	Personal and Non Durable Consumer Products	Senior Loan	12/2016	6.3		428	428
Scientific Games International, Inc.	Hotels, Motels, Inns, and Gaming	Senior Loan	10/2020	4.3		3,975	3,905
Self Esteem Brands, LLC(5)	Leisure, Amusement, Motion Pictures, Entertainment	Senior Loan	02/2020	5.0		6,324	6,324
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior Loan	05/2018	5.5		970	970
Syncsort Incorporated(5)	Electronics	Senior Loan	03/2019	5.8		4,966	4,966
Systems Maintenance Services Holding, Inc.(5)	Electronics	Senior Loan	10/2019	5.0		2,439	2,439
Take 5 Oil Change, L.L.C.(5)	Automobile	Senior Loan	07/2018	6.3		1,429	1,429
W3 Co.	Oil and Gas	Senior Loan	03/2020	5.8		2,985	2,981
WII Components, Inc.(5)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	07/2018	5.5		3,394	3,378
WII Components, Inc.(5)(4)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	07/2018	N/A	(3)	—	(1)
U.S. Water Services, Inc.	Utilities	Senior Loan	08/2018	5.8		3,461	3,461
U.S. Water Services, Inc.	Utilities	Senior Loan	08/2018	5.8		165	165
U.S. Water Services, Inc.	Utilities	Senior Loan	08/2018	6.8		386	386
						$103,695	$103,296

(1)	Represents the weighted average annual current interest rate as of September 30, 2014. All interest rates are payable in cash.
(2)	Represents the fair value in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures. The determination of such fair value is not included in our board of directors' valuation process described elsewhere herein.
(3)	The entire commitment was unfunded at September 30, 2014. As such, no interest is being earned on this investment.
(4)	The negative fair value is the result of the unfunded commitment being valued below par.
(5)	We also hold a portion of the senior secured loan in this portfolio company.

SLF Loan Portfolio as of September 30, 2013

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)		Principal Amount	Fair Value(2)
						(In thousands)
Brasa (Holdings) Inc.	Personal, Food and Miscellaneous Services	Senior Loan	7/20/2019	5.8%		$8,313	$8,365
SoftWriters, Inc.	Diversified/Conglomerate Service	Senior Loan	9/12/2018	6.5		1,578	1,559
SoftWriters, Inc.(4)	Diversified/Conglomerate Service	Senior Loan	9/12/2018	N/A	(3)	—	(8)
SoftWriters, Inc.(4)	Diversified/Conglomerate Service	Senior Loan	9/12/2018	N/A	(3)	—	(3)
Take 5 Oil Change, L.L.C.(5)	Automobile	Senior Loan	7/12/2018	6.3		1,445	1,434
Take 5 Oil Change, L.L.C.(5)	Automobile	Senior Loan	7/12/2018	6.3		57	55
U.S. Water Services, Inc.	Utilities	Senior Loan	8/23/2018	5.5		2,218	2,206
U.S. Water Services, Inc.	Utilities	Senior Loan	8/23/2018	6.5		66	63
U.S. Water Services, Inc.(4)	Utilities	Senior Loan	8/23/2018	N/A	(2)	—	(5)
						$13,677	$13,666

(1)	Represents the weighted average annual current interest rate as of September 30, 2013. All interest rates are payable in cash.
(2)	Represents the fair value in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures. The determination of such fair value is not included in our board of directors' valuation process described elsewhere herein.
(3)	The entire commitment was unfunded at September 30, 2013. As such, no interest is being earned on this investment.
(4)	The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par.
(5)	We also hold a portion of the first lien senior secured loan in this portfolio company.

We have committed to fund $87.5 million of subordinated notes and $21.9 million of LLC equity interest subscriptions to SLF. The amortized cost and fair value of the subordinated notes in SLF held by us was $25.6 million and $25.6 million, respectively, as of September 30, 2014 and $4.1 million and $4.1 million, respectively, as of September 30, 2013. As of September 30, 2014, the subordinated notes pay a weighted average interest rate of three-month LIBOR plus 8.0%, which increased from three-month LIBOR plus 4.0% subsequent to closing the SLF Credit Facility. For the years ended September 30, 2014 and 2013, we earned interest income of $1.9 million and $23,000, respectively, on the subordinated notes. As of September 30, 2014 and 2013, $9.3 million and $0.6 million of our LLC equity interest subscriptions had been called and contributed. For the years ended September 30, 2014 and 2013, we received $0.5 million and $0 in dividend income from the LLC equity interests.

For the year ended September 30, 2014, we earned a total return on our weighted average capital invested in SLF of 7.4%. The total return on weighted average capital invested is calculated by dividing total income earned on our investments in SLF subordinated notes and LLC equity interests by the combined daily average of our investments in (1) the principal of the SLF subordinated notes and (2) the net asset value of the SLF LLC equity interests.

Below is certain summarized financial information for SLF as of and for the years ended September 30, 2014 and 2013:

	As of September 30, 2014	As of September 30, 2013
	(In thousands)
Selected Balance Sheet Information, at fair value
Investments in loans receivable, net of discount for loan origination fees	$103,296	$13,666
Cash and other assets	3,932	155
Total assets	107,228	$13,821
Senior credit facility	$66,600	—
Payable for open trades	—	8,259
Other liabilities	822	37
Total liabilities	67,422	$8,296
Subordinated notes and members' equity	39,806	5,525
Total liabilities and members' capital	$107,228	$13,821

	Years ended September 30,
	2014	2013(1)
	(in thousands)
Selected Statement of Operations Information:
Total revenues	$3,838	$44
Total expenses	$3,438	36
Net change in unrealized appreciation (depreciation) on investments and subordinated notes	$(98)	$195
Net increase in net assets	$302	203

(1)	SLF was formed in May 2013 and commenced operations in July 2013.

SLF has elected to fair value the subordinated notes issued to us and United Insurance under ASC Topic 825 — Financial Instruments, or ASC Topic 825. The subordinated notes are valued by calculating the net present value of the future expected cash flow streams using an appropriate risk-adjusted discount rate model. For the years ended September 30, 2014 and 2013, SLF recognized $0.1 million in unrealized appreciation and $0.1 million in unrealized depreciation, respectively, on the subordinated notes. The following table presents the difference between fair value and the aggregate contractual principal amounts of subordinated notes for which the fair value option has been elected as of September 30, 2014 and 2013:

	As of September 30, 2014
	(In thousands)
	Par Value	Carrying Value	Fair Value	Unrealized Appreciation/ (Depreciation)
Subordinated notes	$29,245	$29,245	$29,245	$—

	As of September 30, 2013
	(In thousands)
	Par Value	Carrying Value	Fair Value	Unrealized Appreciation/(Depreciation)
Subordinated notes	$4,731	$4,731	$4,646	$(85)

Contractual Obligations and Off-Balance Sheet Arrangements

A summary of our significant contractual payment obligations as of September 30, 2014 is as follows:

	Payments Due by Period (In millions)
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years(1)	More Than 5 Years(1)
2010 Debt Securitization	$215.0	$—	$—	$—	$215.0
2014 Debt Securitization	246.0	—	—	—	246.0
SBA debentures	208.8	—	—	—	208.8
Credit Facility	27.4	—	—	—	27.4
Revolver	—	—	—	—	—
Unfunded commitments(2)	124.5	124.5	—	—	—
Total contractual obligations(3)	$821.7	$124.5	$—	$—	$697.2

(1)	The notes offered in the 2010 Debt Securitization are scheduled to mature on July 20, 2023, and the notes offered in the 2014 Debt Securitization are scheduled to mature on April 25, 2026. The SBA debentures are scheduled to mature between March 2021 and September 2024. The Credit Facility is scheduled to mature on October 17, 2019. The Revolver is scheduled to mature on November 22, 2020.
(2)	Unfunded commitments represent all amounts unfunded as of September 30, 2014. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but we are showing this amount in the less than one year category as this entire amount was eligible for funding to the borrowers as of September 30, 2014.
(3)	Total contractual obligations excludes $0.4 million of secured borrowings.

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of September 30, 2014 and 2013, we had outstanding commitments to fund investments totaling $124.5 million and $76.3 million, respectively.

We have certain contracts under which we have material future commitments. We have entered into the Investment Advisory Agreement with GC Advisors in accordance with the 1940 Act. Under the Investment Advisory Agreement, GC Advisors provides us with investment advisory and management services. For these services, we pay (1) a management fee equal to a percentage of the average adjusted value of our gross assets and (2) an incentive fee based on our performance. To the extent that GC Advisors or any of its affiliates provides investment advisory, collateral management or other similar services to a subsidiary of ours, we reduce the base management fee by an amount equal to the product of (1) the total fees paid to GC Advisors by such subsidiary for such services and (2) the percentage of such subsidiary’s total equity that is owned, directly or indirectly, by us.

Under the Administration Agreement, the Administrator furnishes us with office facilities and equipment, provides us clerical, bookkeeping and record keeping services at such facilities and provides us with other administrative services necessary to conduct our day-to-day operations. We reimburse the Administrator for the allocable portion (subject to the review and approval of our board of directors) of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. The Administrator also provides on our behalf significant managerial assistance to those portfolio companies to which we are required to offer to provide such assistance.

If any of the contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we receive under our Investment Advisory Agreement and our Administration Agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

Distributions

In order to qualify as a RIC and to avoid corporate-level U.S. federal income tax on the income we distribute to our stockholders, we are required under the Code to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Additionally, we must meet the annual distribution requirements of the U.S. federal excise tax rules. We intend to make quarterly distributions to our stockholders as determined by our board of directors.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a business development company under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse U.S. federal income tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our ordinary income or gains. For the year ended September 30, 2014, none of our distributions to stockholders represented a return of capital. For the year ended September 30, 2013, $4.8 million, or $0.13 per share, of our distributions to stockholders represented a return of capital. For the year ended September 30, 2012, $1.1 million, or $0.04 per share, of our distributions to stockholders represented a return of capital.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, our stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Fair Value Measurements

We value investments for which market quotations are readily available at their market quotations. However, a readily available market value is not expected to exist for many of the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. We may seek pricing information with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We also employ independent third party valuation firms for all of our investments for which there is not a readily available market value.

Valuation methods may include comparisons of the portfolio companies to peer companies that are public, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, discounted cash flow, the markets in which the portfolio company does business and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from values that may ultimately be received or settled.

Our board of directors is ultimately and solely responsible for determining, in good faith, the fair value of investments that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company investment being initially valued by the investment professionals of GC Advisors responsible for credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with our senior management and GC Advisors.
•	The audit committee of our board of directors reviews these preliminary valuations.
•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.
•	The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

The factors that are taken into account in fair value pricing investments include: available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates. Under current auditing standards, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

We follow ASC Topic 820 for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity. Our fair value analysis includes an analysis of the value of any unfunded loan commitments. Assets and liabilities are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. The three levels are defined as follows:

Level 1:  Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2:  Inputs include quoted prices for similar assets or liabilities in active markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the assets or liabilities.

Level 3:  Inputs include significant unobservable inputs for the assets or liabilities and include situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and we consider factors specific to the asset or liability. We assess the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the years ended September 30, 2014, 2013 and 2012. The following section describes the valuation techniques used by us to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by our board of directors, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with approximately 25% (based on fair value) of our valuations of debt and equity investments without readily available market quotations subject to review by an independent valuation firm. All investments as of September 30, 2014 and 2013, with the exception of money market funds included in cash and cash equivalents (Level 1 investments), were valued using Level 3 inputs of the fair value hierarchy.

When determining fair value of Level 3 debt and equity investments, we may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, and changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. In addition, for certain debt investments, we may base our valuation on indicative bid and ask prices provided by an independent third party pricing service. Bid prices reflect the highest price that we and others may be willing to pay. Ask prices represent the lowest price that we and others may be willing to accept. We generally uses the midpoint of the bid/ask range as our best estimate of fair value of such investment.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which such investment had previously been recorded.

Our investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Valuation of Secured Borrowings

We have elected the fair value option under ASC Topic 825 relating to accounting for debt obligations at their fair value for our secured borrowings which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. All secured borrowings as of September 30, 2014 and 2013 were valued using Level 3 inputs under the fair value hierarchy, and our approach to determining fair value of Level 3 secured borrowings is consistent with our approach to determining fair value of the Level 3 investments that are associated with these secured borrowings as previously described.

Valuation of Other Financial Assets and Liabilities

Fair value of our debt is estimated using Level 3 inputs by discounting remaining payments using comparable market rates or market quotes for similar instruments at the measurement date, if available.

Revenue Recognition:

Our revenue recognition policies are as follows:

Investments and Related Investment Income:  Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments. Premiums, discounts, and origination fees are amortized or accreted into interest income over the life of the respective debt investment. For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, we do not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not likely to be collectible. In addition, we may generate revenue in the form of amendment, structuring or due diligence fees, fees for providing managerial assistance, consulting fees and prepayment premiums on loans and record these fees as fee income when received. Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected.

Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Distributions received from LLC and LP investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, we will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.

We account for investment transactions on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. We report changes in fair value of investments from the prior period that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in our consolidated statement of operations.

Non-accrual:  Loans may be left on accrual status during the period we are pursuing repayment of the loan. Management reviews all loans that become past due 90 days or more on principal and interest or when there is reasonable doubt that principal or interest will not be collected for possible placement on non-accrual status. We generally reverse accrued interest when a loan is placed on non-accrual. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. We restore non-accrual loans to accrual status when past due principal and interest is paid and, in our management’s judgment, are likely to remain current. The total fair value of our non-accrual loans was $5,000 and $0.7 million as of September 30, 2014 and 2013, respectively.

Partial loan sales:  We follow the guidance in ASC Topic 860, when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest”, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales that do not meet the definition of a participating interest remain on our statements of assets and liabilities and the proceeds are recorded as a secured borrowing until the definition is met. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value.

Income taxes:

We have elected to be treated as a RIC under Subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, we are required to meet certain source of income and asset diversification requirements and timely distribute to our stockholders at least 90% of investment company taxable income, as defined by the Code, for each tax year. We have made and intend to continue to make the requisite distributions to our stockholders, which will generally relieve us from U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, we may choose to retain taxable income in excess of current year distributions into the next tax year in an amount less than what would trigger payments of federal income tax under Subchapter M of the Code. We would then pay a 4% excise tax on such income, as required. To the extent that we determine that our estimated current year annual taxable income may exceed estimated current year distributions, we accrue excise tax, if any, on estimated excess taxable income as taxable income is earned.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified within capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. Many of the loans in our portfolio have floating interest rates, and we expect that our loans in the future may also have floating interest rates. These loans are usually based on a floating LIBOR and typically have interest rate reset provisions that adjust applicable interest rates under such loans to current market rates on a quarterly basis. The loans that are subject to the floating LIBOR rates are also subject to a minimum base rate, or floor, that we charge on our loans if the current market rates are below the respective floors. As of September 30, 2014 and 2013, the weighted average LIBOR floor on the loans subject to floating interest rates was 1.15% and 1.34%, respectively. In addition, the Class A Notes and B 2010 Notes issued as a part of the 2010 Debt Securitization and the Class A-1, A-2 and B 2014 Notes issued as a part of the 2014 Debt Securitization have floating interest rate provisions based on three-month LIBOR that resets quarterly, the Credit Facility has a floating interest rate provision based on one-month LIBOR that resets daily, and the Revolver has a floating interest rate provision based on, at the election of Revolver Funding, either one-month, two-month or three-month LIBOR or Private Bank’s prime rate that resets at contract maturity. As of September 30, 2014 and 2013, the weighted average LIBOR floor on the secured borrowings, that reset quarterly, was 1.00% and 1.25%, respectively. We expect that other credit facilities into which we enter in the future may have floating interest rate provisions.

Assuming that the consolidated statement of financial condition as of September 30, 2014 were to remain constant and that we took no actions to alter our existing interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates.

Change in interest rates	Increase (decrease) in interest income	Increase (decrease) in interest expense	Net increase (decrease) in investment income
	(in thousands)
Down 25 basis points	$(65)	$(1,221)	$1,156
Up 50 basis points	130	2,442	(2,312)
Up 100 basis points	1,822	4,885	(3,063)
Up 200 basis points	13,866	9,773	4,093
Up 300 basis points	26,219	14,661	11,558

Although we believe that this analysis is indicative of our existing sensitivity to interest rate changes, it does not adjust for changes in the credit market, credit quality, the size and composition of the assets in our portfolio and other business developments, including borrowing under the 2010 Debt Securitization, the 2014 Debt Securitization, the Credit Facility, the Revolver or other borrowings, that could affect net increase in net assets resulting from operations, or net income. Accordingly, we can offer no assurances that actual results would not differ materially from the analysis above.

We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as interest rate swaps, futures, options and forward contracts to the limited extent permitted under the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

Senior Securities

Information about our senior securities is shown as of the dates indicated in the below table:

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)		Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(In thousands)
Retired Credit Facility
September 30, 2008	$123,083		$1,137	—	N/A
September 30, 2009	$315,306		$1,294	—	N/A
TRS
September 30, 2011	$77,986		$8,120	—	N/A
2010 Debt Securitization
September 30, 2010	$174,000		$2,487	—	N/A
September 30, 2011	$174,000		$3,620	—	N/A
September 30, 2012	$174,000		$4,165	—	N/A
September 30, 2013	$203,000		$5,301	—	N/A
September 30, 2014	$215,000		$6,641	—	N/A
2014 Debt Securitization
September 30, 2014	$246,000		$5,788	—	N/A
Credit Facility
September 30, 2011	$2,383		$263,101	—	N/A
September 30, 2012	$54,800		$13,283	—	N/A
September 30, 2013	$29,600		$36,418	—	N/A
September 30, 2014	$27,400		$52,199	—	N/A
Revolver
September 30, 2014	$0	$	N/A	—	N/A
SBA Debentures
September 30, 2011	$61,300		$10,313	—	N/A
September 30, 2012	$123,500		$5,886	—	N/A
September 30, 2013	$179,500		$6,005	—	N/A
September 30, 2014	$208,750		$6,847	—	N/A
Total Debt(5)
September 30, 2008	$123,083		$1,137	—	N/A
September 30, 2009	$315,306		$1,294	—	N/A
September 30, 2010	$174,000		$2,487
September 30, 2011	$254,369		$2,240	—	N/A
September 30, 2012	$228,800		$2,632	—	N/A
September 30, 2013	$232,600		$3,859	—	N/A
September 30, 2014	$488,400		$2,494	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.
(4)	Not applicable because such senior securities are not registered for public trading.
(5)	These amounts exclude the SBA debentures pursuant to exemptive relief we received from the SEC on September 13, 2011.

PRICE RANGE OF COMMON STOCK

Our common stock began trading on April 15, 2010 and is currently traded on The Nasdaq Global Select Market under the symbol “GBDC”. The following table lists the high and low closing sale price for our common stock, the closing sale price as a percentage of net asset value, or NAV, and quarterly distributions per share since October 1, 2012.

Period	NAV(1)	Closing Sales Price		Premium of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Declared Distributions(3)
		High	Low
Fiscal year ending September 30, 2013
First quarter	$14.66	$16.32	$14.75	11.3%	0.6%	$0.32
Second quarter	$14.80	$16.66	$15.82	12.6%	6.9%	$0.32
Third quarter	$15.12	$17.98	$16.02	18.9%	6.0%	$0.32
Fourth quarter	$15.21	$18.50	$16.76	21.6%	10.2%	$0.32
Fiscal year ending September 30, 2014
First quarter	$15.23	$19.11	$16.74	25.5%	9.9%	$0.32
Second quarter	$15.41	$19.09	$17.64	24.5%	14.5%	$0.32
Third quarter	$15.44	$17.97	$15.94	16.4%	3.2%	$0.32
Fourt quarter	$15.55	$17.80	$15.95	14.5%	2.6%	$0.32
Fiscal year ending September 30, 2015
First quarter (through December 9, 2014	N/A	$17.83	$16.15	N/A	N/A	$0.32

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	Includes a return of capital for tax purposes of approximately $0.13 per share for the fiscal year ended September 30, 2013.

Shares of business development companies may trade at a market price that is less than the NAV that is attributable to those shares. Our NAV was $15.55 and $15.21 September 30, 2014 and 2013, respectively. Our shares traded on The NASDAQ Global Select Market at $15.95 and $17.32 as of September 30, 2014 and 2013, respectively, which represented a premium to NAV of 2.6% and 13.9%, respectively. The possibility that our shares of common stock will trade at a discount from net asset value or at a premium that is unsustainable over the long term is separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether our shares will trade at, above or below net asset value in the future.

On December 9, 2014, the last reported closing price of our common stock was $17.58 per share. As of December 9, 2014, we had 301 stockholders of record.

THE COMPANY

General

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, for tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. We were formed in November 2009 to continue and expand the business of our predecessor, Golub Capital Master Funding LLC, which commenced operations in July 2007, to make investments primarily in senior secured, one stop, second lien and subordinated loans and warrants and minority equity securities of middle market companies that are, in most cases, sponsored by private equity firms.

Our investment objective is to generate current income and capital appreciation by investing primarily in senior secured, one stop, second lien and subordinated loans of, and warrants and minority equity securities in, U.S. middle market companies. We intend to achieve our investment objective by (1) accessing the established loan origination channels developed by Golub Capital, a leading lender to middle market companies with over $10.0 billion in capital under management as of September 30, 2014, (2) selecting investments within our core middle market company focus, (3) partnering with experienced sponsors, in many cases with whom we have invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital.

As of September 30, 2014, our portfolio at fair value was comprised of 19.5% senior secured loans, 69.8% one stop loans, 4.4% second lien loans, 0.3% subordinated loans, 3.4% equity and 2.6% of investments in SLF. As of September 30, 2013, our portfolio at fair value was comprised of 28.9% senior secured loans, 54.1% one stop loans, 11.0% second lien loans, 2.2% subordinated loans, 3.3% equity and 0.5% of investments in SLF.

We seek to create a diverse portfolio that includes primarily senior secured, one stop, second lien and subordinated loans and warrants and minority equity securities by primarily investing approximately $5.0 million to $30.0 million of capital, on average, in the securities of U.S. middle market companies. We may also selectively invest more than $30.0 million in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base.

In the current environment, we are focusing on senior secured loans and one stop investments, given the greater principal protection from the first lien security interest associated with such loans.

Our Adviser

Our investment activities are managed by our investment adviser, GC Advisors. GC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. GC Advisors was organized in September 2008 and is a registered investment adviser under the Advisers Act. Under the Investment Advisory Agreement, we pay GC Advisors a base management fee and an incentive fee for its services. See “Management Agreements — Investment Advisory Agreement” for a discussion of the base management fee and incentive fee, including the cumulative income incentive fee and the income and capital gains incentive fee, payable by us to GC Advisors. Unlike most closed-end funds whose fees are based on assets net of leverage, our base management fee is based on our average-adjusted gross assets (including assets purchased with borrowed funds and securitization-related assets, leverage and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) and, therefore, GC Advisors benefits when we incur debt or use leverage. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase (which is different than the definition under GAAP, which defines cash equivalents as U.S. government securities and commercial paper instruments maturing within 90 days of purchase). Additionally, under the incentive fee structure, GC Advisors benefits when capital gains are recognized and, because it determines when a holding is sold, GC Advisors controls the timing of the recognition of capital gains. Our board of directors is charged with protecting our interests by monitoring how GC Advisors addresses these and other conflicts of interest associated with its management services and compensation. While not expected to review or approve each borrowing, our independent directors periodically review GC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate. See “Management Agreements —  Investment Advisory Agreement — Board Approval of the Investment Advisory Agreement.”

GC Advisors is an affiliate of Golub Capital and pursuant to the Staffing Agreement, Golub Capital LLC makes experienced investment professionals available to GC Advisors and provides access to the senior investment personnel of Golub Capital LLC and its affiliates. The Staffing Agreement provides GC Advisors with access to deal flow generated by Golub Capital LLC and its affiliates in the ordinary course of their businesses and commits the members of GC Advisors’ investment committee to serve in that capacity. As our investment adviser, GC Advisors is obligated to allocate investment opportunities among us and its other clients fairly and equitably over time in accordance with its allocation policy. See “Related Party Transactions and Certain Relationships.” However, there can be no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. GC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital LLC’s investment professionals.

Golub Capital LLC

Golub Capital LLC, an affiliate of GC Advisors, provides the administrative services necessary for us to operate. The Administrator furnishes us with office facilities and equipment and provides us clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, the Administrator performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records we are required to maintain and preparing our reports to our stockholders and reports filed with the SEC. In addition, the Administrator also assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, printing and disseminating reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administrator may retain third parties to assist in providing administrative services to us. To the extent that the Administrator outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to the Administrator. We reimburse the Administrator for the allocable portion (subject to the review and approval of our board of directors) of the Administrator’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. The Administrator also provides on our behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance.

About Golub Capital

Golub Capital is a nationally recognized credit asset manager with an award-winning middle market lending business. Golub Capital has been a top 3 U.S. Middle Market Bookrunner each year from 2008 through YTD 3Q 2014 for senior secured loans of up to $500 million for leveraged buyouts (according to Thomson Reuters LPC and internal data; based on number of deals). Year to date 2014, Golub Capital has been awarded Acquisition International’s 2014 Fund Awards “Credit Asset Management Firm of the Year – USA,” ACQ’s Global Awards “US Credit Asset Manager of the Year,” Acquisition International’s “Broadly Syndicated Loans Specialist of the Year –USA,” and Acquisition International’s Hedge Fund Award “USA Credit Asset Manager of the Year.”

With a 20 year track record, Golub Capital currently manages over $10.0 billion in capital. The Firm has over 200 employees with lending offices located in Chicago, New York and San Francisco.

Since its inception, Golub Capital has closed deals with over 200 middle-market sponsors and repeat transactions with over 100 sponsors. We believe that Golub Capital enjoys robust deal flow. Golub Capital received notice from over 1,500 potential investments in both 2012 and 2013, many of which we believe were proprietary or relationship-based opportunities.

Golub Capital has a long track record of investing in senior secured, one stop, second lien and subordinated loans. As of September 30, 2014, Golub Capital managed over $8.0 billion of invested or available capital for senior secured, one stop, second lien and subordinated loan investments in middle-market companies. As of September 30, 2014, Golub Capital had debt and equity investments in 135 portfolio companies. Golub Capital has developed expertise in industries such as business and consumer services, consumer products, defense, value-added distribution, healthcare services, manufacturing, media and restaurants.

Golub Capital’s middle market lending group is managed by a four-member senior management team consisting of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman and Gregory W. Cashman. As of September 30, 2014, Golub Capital’s more than 70 investment professionals had an average of over 12 years of investment experience and were supported by more than 115 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

Market Opportunity

We intend to pursue an investment strategy focused on investing primarily in senior secured, one stop, second lien and subordinated loans of, and warrants and minority equity securities in, U.S. middle-market companies. We believe the economic recession and the recent dislocation in U.S. credit markets have provided excellent conditions for middle-market lending. We find the middle-market attractive for the following reasons:

Target Market.  We believe that small and middle market companies in the United States with annual revenues between $10.0 million and $2.5 billion represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle market companies have generated a significant number of investment opportunities for investment funds managed or advised by Golub Capital, and we believe that this market segment will continue to produce significant investment opportunities for us.

Specialized Lending Requirements.  We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to U.S. middle-market companies (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle market and (3) may also require more extensive ongoing monitoring by the lender.

Demand for Debt Capital.  We believe there is a large pool of uninvested private equity capital for middle market companies. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and subordinated debt from other sources, such as us.

Competition from Bank Lenders.  We believe that many traditional bank lenders to middle-market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

Market Environment.  We believe that as part of the path of economic recovery following the credit crisis, there has been increased competition for new middle market investments due to some new non-bank finance companies that have entered the market and due to improving financial performance of middle market companies. However, we believe that our scale and strong market position will continue to allow us to find investment opportunities with attractive risk-adjusted returns.

Competitive Strengths

Deep, Experienced Management Team.  We are managed by GC Advisors, which, as of September 30, 2014, had access through the Staffing Agreement to the resources and expertise of Golub Capital LLC’s more than 200 employees, led by our chairman, Lawrence E. Golub, and our chief executive officer, David B. Golub. As of September 30, 2014, Golub Capital’s more than 70 investment professionals had an average of over 12 years of investment experience and were supported by more than 115 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology, and office management. Golub Capital seeks to hire and retain high-quality investment professionals and reward those personnel based on investor returns. In 2013, Golub Capital was awarded Finance Monthly’s Global Awards 2013 “Credit Asset Manager of the Year,” and DealMakers M&A Awards 2013 “Middle Market Lender of the Year.” In 2012, Golub Capital was awarded The Association for Corporate Growth (ACG) New York Champion’s Award for “Senior Lender Firm of the Year” and the M&A Advisor award for “Lender Firm of the Year.” These awards do not constitute an endorsement by such organization of the securities being offered by this prospectus.

Leading U.S. Debt Platform Provides Access to Proprietary Relationship-Based Deal Flow.  GC Advisors gives us access to the deal flow of Golub Capital, one of the leading middle-market lenders in the United States. Golub Capital has been ranked a “Top 3” Traditional Middle Market Bookrunner each year from 2008 through 3Q 2014 by Thompson Reuters LPC for senior secured loans of up to $500 million for leveraged buyouts (based on number of deals completed). We believe this market position makes Golub Capital the first choice lender to many sponsors. Since its inception, Golub Capital has closed deals with over 200 middle-market sponsors and repeat transactions with over 100 sponsors. We believe that Golub Capital receives relationship-based “early looks” and “last looks” at many investment opportunities in the U.S. middle-market market, allowing it to be highly selective in the transactions it pursues.

Disciplined Investment and Underwriting Process.  GC Advisors utilizes the established investment process of Golub Capital for reviewing lending opportunities, structuring transactions and monitoring investments. Using its disciplined approach to lending, GC Advisors seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and the implementation of restrictive debt covenants. We expect that GC Advisors will select borrowers whose businesses will retain significant value, even in a depressed market or a distressed sale. We intend to reduce risk further by focusing on proven, successful sponsors. While emphasizing thorough credit analysis, we intend to maintain strong relationships with sponsors by offering rapid initial feedback from senior investment professionals to each investment opportunity shown to us.

Regimented Credit Monitoring.  Following each investment, GC Advisors implements a regimented credit monitoring system. This careful approach, which involves ongoing review and analysis by teams of professionals, has enabled us to identify problems early and to assist borrowers before they face difficult liquidity constraints. If necessary, GC Advisors can assume the role of deal sponsor in a work-out situation and has extensive restructuring experience, both in and out of bankruptcy. We believe in the need to prepare for possible negative contingencies in order to address them promptly should they arise.

Concentrated Middle-Market Focus.  Because of our focus on the middle-market, we understand the following general characteristics of middle-market lending:

•	middle-market companies are generally less leveraged than large companies and, we believe, offer more attractive investment returns in the form of upfront fees, prepayment penalties and higher interest rates;
•	middle-market issuers are more likely to have simple capital structures;
•	carefully structured covenant packages enable middle-market lenders to take early action to remediate poor financial performance; and
•	middle-market lenders can undertake thorough due diligence investigations prior to investment.

Investment Criteria/Guidelines

Our investment objective is to generate current income and capital appreciation, by investing primarily in senior secured, one stop, second lien and subordinated loans of, and warrants and minority equity securities in, U.S. middle-market companies. We seek to generate strong risk-adjusted net returns by assembling a diversified portfolio of investments across a broad range of industries and private equity investors.

We primarily target U.S. middle-market companies controlled by private equity investors that require capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts. We may also make opportunistic loans to independently owned and publicly held middle-market companies. We seek to partner with strong management teams executing long-term growth strategies. Target businesses will typically exhibit some or all of the following characteristics:

•	annual EBITDA of $10.0 million to $50.0 million;
•	sustainable leading positions in their respective markets;
•	scalable revenues and operating cash flow;
•	experienced management teams with successful track records;
•	stable, predictable cash flows with low technology and market risks;
•	a substantial equity cushion in the form of capital ranking junior to our investment;
•	low capital expenditures requirements;
•	a North American base of operations;
•	strong customer relationships;
•	products, services or distribution channels having distinctive competitive advantages;
•	defensible niche strategy or other barriers to entry; and
•	demonstrated growth strategies.

While we believe that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company.

Investment Process Overview

We view our investment process as consisting of four distinct phases described below:

Origination.  GC Advisors sources investment opportunities through access to a network of over 10,000 individual contacts developed in the financial services and related industries by Golub Capital and managed through a proprietary customer relationship database. Among these contacts is an extensive network of private equity firms and relationships with leading middle market senior lenders. The senior deal professionals of Golub Capital supplement these leads through personal visits and marketing campaigns. It is their responsibility to identify specific opportunities, to refine opportunities through candid exploration of the underlying facts and circumstances and to apply creative and flexible thinking to solve clients’ financing needs. Golub Capital’s origination personnel are located in offices in New York, Chicago and San Francisco. Each originator maintains long-standing customer relationships and is responsible for covering a specified target market. We believe those originators’ strength and breadth of relationships across a wide range of markets generate numerous financing opportunities, which we believe enables GC Advisors to be highly selective in recommending investments to us.

Underwriting.  We utilize the systematic, consistent approach to underwriting developed by Golub Capital, with a particular focus on determining the value of a business in a downside scenario. The key criteria that we consider include (1) strong and resilient underlying business fundamentals, (2) a substantial equity cushion in the form of capital ranking junior in right of payment to our investment and (3) a conclusion that overall “downside” risk is manageable. While the size of this equity cushion will vary over time and across industries, the equity cushion generally sought by GC Advisors today is between 35% and 45% of total portfolio capitalization. We generally focus on the criteria developed by Golub Capital for evaluating prospective portfolio companies. In evaluating a particular company, we put more emphasis on credit considerations (such as (1) loan-to-value ratio (which is the amount of our loan divided by the enterprise value of the company in which we are investing), (2) the ability of the company to maintain a liquidity cushion through economic cycles and in downside scenarios, (3) the ability of the company to service its fixed charge obligations under a variety of scenarios and (4) its anticipated strategic value in a downturn) than on profit potential and loan pricing. Our due diligence process for middle market credits will typically entail:

•	a thorough review of historical and pro forma financial information,
•	on-site visits,

•	interviews with management and employees,
•	a review of loan documents and material contracts,
•	third-party “quality of earnings” accounting due diligence,
•	when appropriate, background checks on key managers and research relating to the company’s business, industry, markets, customers, suppliers, products and services and competitors, and
•	the commission of third-party market studies when appropriate.

The following chart illustrates the stages of Golub Capital’s evaluation and underwriting process:

ILLUSTRATIVE DEAL EVALUATION PROCESS

Execution.  In executing transactions for us, GC Advisors utilizes the due diligence process developed by Golub Capital. Through a consistent approach to underwriting and careful attention to the details of execution, it seeks to close deals as fast or faster than competitive financing providers while maintaining discipline with respect to credit, pricing and structure to ensure the ultimate success of the financing. Upon completion of due diligence, the investment team working on an investment delivers a memorandum to GC Advisors’ investment committee. Once an investment has been approved by the investment committee on a consensus basis, it moves through a series of steps generally, including initial documentation using standard document templates, final documentation, including resolution of business points and the execution of original documents held in escrow. Upon completion of final documentation, a loan is funded upon the execution of an investment committee memorandum by members of GC Advisors’ investment committee.

Monitoring.  We view active portfolio monitoring as a vital part of our investment process. We consider board observation rights, where appropriate, regular dialogue with company management and sponsors and detailed, internally generated monitoring reports to be critical to our performance. Golub Capital has developed a monitoring template that is designed to reasonably ensure compliance with these standards. This template is used by GC Advisors as a tool to assess investment performance relative to our investment plan. In addition, our portfolio companies may rely on us to provide them with financial and capital markets expertise.

As part of the monitoring process, GC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on an internal system developed by Golub Capital and its affiliates. This system is not generally accepted in our industry or used by our competitors. It is based on the following categories, which we refer to as GC Advisors’ internal performance rating:

Internal Performance Ratings
Rating	Definition
5	Involves the least amount of risk in our portfolio. The borrower is performing above expectations, and the trends and risk factors are generally favorable.
4	Involves an acceptable level of risk that is similar to the risk at the time of origination. The borrower is generally performing as expected, and the risk factors are neutral to favorable.
3	Involves a borrower performing below expectations and indicates that the loan’s risk has increased somewhat since origination. The borrower may be out of compliance with debt covenants; however, loan payments are generally not past due.
2	Involves a borrower performing materially below expectations and indicates that the loan’s risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).
1	Involves a borrower performing substantially below expectations and indicates that the loan’s risk has substantially increased since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 1 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount we anticipate will be recovered.

Our internal performance ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of our investments.

For any investment rated 1, 2 or 3, GC Advisors will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions.

GC Advisors monitors and, when appropriate, changes the internal performance ratings assigned to each investment in our portfolio. In connection with our valuation process, GC Advisors and our board of directors review these internal performance ratings on a quarterly basis.

The following table shows the distribution of our investments on the 1 to 5 internal performance rating scale at fair value as of September 30, 2014 and September 30, 2014 and 2013:

	September 30, 2014		September 30, 2013
Internal Performance Rating	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments
5	$129,806	9.7%	$178,993	17.5%
4	1,144,232	84.9	750,611	73.3
3	68,944	5.1	88,458	8.6
2	4,625	0.3	6,521	0.6
1	5	0.0	62	0.0
Total	$1,347,612	100.0%	$1,024,645	100.0%

* Represents an amount less than 0.1%

Investment Committee

The purpose of GC Advisors’ investment committee, which is comprised of officers of GC Advisors, is to evaluate and approve all of our investments, subject to the oversight of our board of directors. The investment committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The investment committee currently consists of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman and Gregory W. Cashman. The investment committee serves to provide investment consistency and adherence to our core investment philosophy and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and credit views with the investment committee early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members to work more efficiently.

Each transaction is presented to the investment committee in a formal written report. All of our new investments must be approved by a consensus of the investment committee. Each member of the investment committee performs a similar role for other investment funds, accounts or other investment vehicles, collectively referred to as accounts, sponsored or managed by Golub Capital and its affiliates.

Investment Structure

Once we have determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers to structure an investment. We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

We structure our investments, which typically have maturities of three to seven years, as follows:

Senior Secured Loans.  We structure these investments as senior secured loans. We obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of such loans. This collateral may take the form of first-priority liens on the assets of the portfolio company borrower. Our senior secured loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity.

One Stop Loans.  We structure our one stop loans as senior secured loans. We obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of the portfolio company. One stop loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. One stop loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases, we are the sole lender, or we together with our affiliates are the sole lenders, of one stop loans, which can afford us additional influence over the borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.

Second Lien Loans.  We structure these investments as junior, secured loans. We obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of such loans. This collateral may take the form of second priority liens on the assets of a portfolio company. Second lien loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity.

Subordinated Loans.  We structure these investments as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically have interest-only payments (often representing a combination of cash pay and PIK interest) in the early years, with amortization of principal deferred until loan maturity. Subordinated loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity.

Subordinated loan investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. In addition, the PIK feature of many subordinated loans, which effectively operates as negative amortization of loan principal, increases credit risk exposure over the life of the loan.

Warrants and Minority Equity Securities.  In some cases, we may also receive nominally priced warrants or options to buy a minority equity interest in the portfolio company in connection with a loan. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Senior Loan Fund.  We have invested in SLF, which as of September 30, 2014 consisted of a portfolio of loans to 31 different borrowers in industries similar to the companies in our portfolio. SLF invests in debt securities that are secured by a first lien on some or all of the issuer’s assets, including traditional senior debt and any related revolving or similar credit facility, in generally the same manner as our senior secured loans.

We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We seek to limit the downside potential of our investments by:

•	selecting investments that we believe have a very low probability of loss;
•	requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk; and
•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Investments

We seek to create a diverse portfolio that includes primarily senior secured, one stop, second lien and subordinated loans and warrants and minority equity securities by investing approximately $5.0 million to $30.0 million of capital, on average, in the securities of middle-market companies. Set forth below is a list of our ten largest portfolio company investments as of September 30, 2014, as well as the top ten industries in which we and our subsidiaries were invested as of September 30, 2014, in each case excluding SLF calculated as a percentage of our total investments as of such date.

Portfolio Company	Fair Value of Investments (In thousands)	Percentage of Total Investments
Atkins Nutritionals, Inc	$46,536	3.4%
Boot Barn, Inc.	32,156	2.4
Accellos, Inc.	31,113	2.3
Market Track, LLC	30,910	2.3
Packaging Coordinators, Inc.	29,730	2.2
Bomgar Corporation	29,109	2.2
ILC Industries, Inc.	28,271	2.1
Brooks Equipment Company, LLC	27,947	2.1
Onsite Holding Corp.	26,921	2.0
Sparta Holding Corporation	23,667	1.7
	$306,360	22.7%

Industry	Fair Value of Investments (In thousands)	Percentage of Total Investments
Healthcare, Education and Childcare	$227,144	16.9%
Retail Stores	189,857	14.1
Diversified Conglomerate Service	170,396	12.6
Beverage, Food and Tobacco	119,610	8.9
Electronics	108,695	8.1
Aerospace and Defense	74,470	5.5
Diversified Conglomerate Manufacturing	74,058	5.5
Leisure, Amusement, Motion Pictures and Entertainment	53,922	4.0
Personal, Food and Miscellaneous Services	40,194	3.0
Personal and Non-Durable Consumer Products	32,620	2.4
	$1,090,966	81.0%

As of September 30, 2014, our $34.8 million of investments in SLF represented 2.6% of our portfolio. For additional information concerning SLF’s portfolio diversification, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio Composition, Investment Activity and Yield” or Note 4 in “Consolidated Financial Statements and Supplementary Data”.

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. The Administrator or an affiliate of the Administrator provides such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and reimburse the Administrator or an affiliate of the Administrator, as applicable, for its allocated costs in providing such assistance, subject to the review and approval by our board of directors, including our independent directors.

Competition

Our primary competitors in providing financing to middle market companies include public and private funds, other business development companies, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or to the source-of-income, asset diversification and distribution requirements we must satisfy to maintain our qualification as a RIC.

We use the expertise of the investment professionals of Golub Capital and its affiliates to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, the relationships of the senior members of Golub Capital and its affiliates enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Administration

We do not have any direct employees, and our day-to-day investment operations are managed by GC Advisors. We have a chief executive officer, chief financial officer and chief compliance officer and, to the extent necessary, our board of directors may elect to hire additional personnel going forward. Our officers are employees of Golub Capital LLC, an affiliate of GC Advisors, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs is paid by us pursuant to the Administration Agreement. Some of our executive officers described under “Management” are also officers of GC Advisors. See “Management Agreements — Administration Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 150 South Wacker Drive, Suite 800, Chicago, IL 60606 and are provided by the Administrator pursuant to the Administration Agreement. We believe that our office facilities are suitable and adequate to our business.

Legal Proceedings

We, GC Advisors, the Administrator and our wholly-owned subsidiaries are not currently subject to any material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2014 for each portfolio company in which we had an investment. The general terms of each type of investment, including information on our security interests in the assets of the portfolio companies and the expected interest rates on such investments, are described in “The Company — Investment Structure.” Other than our equity investments and our investment in SLF, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and the board observer or participation rights we may receive in connection with our investment. As indicated by footnote to the following table, we are deemed to “control”, as defined in the 1940 Act, SLF because we own more than 25% of SLF’s outstanding voting securities. Other than our investment in SLF, we do not “control”, as defined in the 1940 Act, any of our portfolio companies. We are an “affiliated person”, as defined in the 1940 Act, of two portfolio companies. In general, under the 1940 Act, we would “control” a portfolio company if we owned, directly or indirectly, more than 25.0% of its voting securities and would be an “affiliate” of a portfolio company if we owned, directly or indirectly, five percent or more of its voting securities. The loans in our current portfolio were either originated or purchased in the secondary market by Golub Capital and its affiliates. As of September 30, 2014, there were 85 portfolio companies with a total fair value of $337.8 million securing the notes issued as part of the 2010 Debt Securitization and 69 portfolio companies with a total fair value of $371.8 millioin securing the notes issued as part of the 2014 Debt Securitization. The pool of loans in the Debt Securitizations must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
5.11, Inc. 4300 Spyres Way Modesto, CA 95356	Textiles and Leather	Senior Loan*ˆ	6.00% (LIBOR+5.00%)	02/2020	$1,032		—
ABP Corporation 19 Fid Kennedy Avenue Boston, MA 02210	Beverage, Food and Tobacco	Senior Loan*	6.00% (LIBOR+4.75%)	09/2018	4,796		—
		Senior Loan	7.25% (PRIME+3.50%)	09/2018	84		—
Accellos, Inc. 90 South Cascade Ave. Colorado Springs, CO 80903	Diversified Conglomerate Service	One Stop	N/A(3) (LIBOR+5.75%)	07/2020	—	(4)	—
		One Stopˆ	6.75% (LIBOR+5.75%)	07/2020	31,113		—
Aderant North America, Inc. 3525 Piedmont Rd NE Atlanta, GA 30305	Diversified Conglomerate Service	Senior Loan*	5.25% (LIBOR+4.25%)	12/2018	4,220		—
Advanced Pain Management Holdings, Inc. 4131 W. Loomis Road Suite 300 Greenfield, WI 53221	Healthcare, Education and Childcare	Senior Loan	N/A(3) (LIBOR+5.00%)	02/2018	—	(4)	—
		Senior Loan	6.25% (LIBOR+5.00%)	02/2018	486		—
		Senior Loan*	6.25% (LIBOR+5.00%)	02/2018	7,102		—
		Common Stock	—	—	768		1.2%
		Preferred Stock	—	—	901		1.2%
Affordable Care Inc. 4990 Highway 70 West Kinston, NC 28504	Personal, Food and Miscellaneous Services	Senior Loan	N/A(3) (LIBOR+4.75%)	12/2017	—	(4)	—
		Senior Loanˆ	6.00% (LIBOR+4.75%)	12/2018	3,347		—
Agility Recovery Solutions Inc. 2101 Rexford Road, Suite 350E Charlotte, NC 28211	Diversified Conglomerate Service	One Stop*	8.00% (LIBOR+6.75%)	09/2018	8,128		—
		One Stop	N/A(3) (LIBOR+6.75%)	09/2018	—	(4)	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
American Driveline Systems, Inc. 201 Gibraltar Road Horsham, PA 19044	Automobile	Senior Loan*	7.00% (LIBOR+5.50%)	01/2016	2,517		—
		Senior Loan	7.22% (LIBOR+5.50%)	01/2016	292		—
Ameriqual Group, LLC 18200 Highway 41 N Evanville, IN 47725	Beverage, Food and Tobacco	Senior Loan*	6.50% cash/1.00% PIK (LIBOR+6.00%)	03/2016	1,625		—
		Senior Loan*	9.00% cash/1.50% PIK (LIBOR+9.00%)	03/2016	686		—
ARG IH Coporation (Arby’s) 1155 Perimeter Center W, #1200 Atlanta, GA 30338	Beverage, Food and Tobacco	Senior Loanˆ	4.75% (LIBOR+3.75%)	11/2020	2,339		—
Arise Virtual Solutions, Inc. 3450 Lakeside Drive Miramar, FL 33027	Telecommunications	One Stop	N/A(3) (LIBOR+6.00%)	12/2018	—	(4)	—
		One Stop*ˆ	7.25% (LIBOR+6.00%)	12/2018	13,869		—
Ascensus, Inc. 200 Dryden Road Dresher, PA 19025	Finance	One Stop	N/A(3) (LIBOR+4.00%)	11/2018	—	(4)	—
		One Stopˆ	5.00% (LIBOR+4.00%)	12/2019	4,193		—
		One Stopˆ	9.00% (LIBOR+8.00%)	12/2020	6,337		—
Atkins Nutritionals, Inc. 1050 17th Street Suite 1000 Denver, CO 80265	Beverage, Food and Tobacco	One Stop*ˆ	6.25% (LIBOR+5.00%)	01/2019	23,754		—
		One Stop*	9.75% (LIBOR+8.50%)	04/2019	21,744		—
		LLC Interest	—	—	1,038		0.5%
Avatar International, LLC 1000 Primera Boulevard Suite 3144 Lake Mary, FL 32746	Healthcare, Education and Childcare	One Stop*	6.19% cash/2.95% PIK (LIBOR+7.89%)	09/2016	4,947		—
		One Stop	N/A(3) (LIBOR+4.94%)	09/2016	—	(4)	—
		One Stop	6.19% cash/2.95% PIK (LIBOR+7.89%)	09/2016	1,067		—
		LP Interest	—	—	3		1.1%
Barcelona Restaurants, LLC(6)(8) 22 Elizabeth Street Norwalk, CT 06830	Retail Stores	LP Interest	—	—	3,080		7.4%
Benetech, Inc. 2245 Sequoia Drive Suite 300 Aurora, IL 60506	Mining, Steel, Iron and Non-Precious Metals	One Stop*	10.25% (LIBOR+9.00%)	10/2017	5,020		—
		One Stop	11.00% (PRIME+7.75%)	10/2017	162		—
Benihana, Inc. 8685 NW 53rd Terrace #201 Miami, FL 33166	Retail Stores	One Stop	N/A(3) (LIBOR+5.50%)	07/2018	—	(4)	—
		One Stop*ˆ	7.50% (PRIME+4.25%)	01/2019	15,554		—
		LLC Units	—	—	747		0.6%

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
Bomgar Corporation 578 Highland Colony Parkway, Paragon Centre, Suite 300 Ridgeland, MS 39157	Diversified Conglomerate Service	One Stop	N/A(3) (LIBOR+6.00%)	05/2019	(20	)(4)	—
		One Stop*	7.00% (LIBOR+6.00%)	05/2020	29,129		—
Boot Barn, Inc. 15776 Laguna Canyon Road Irvine, CA 92618	Retail Stores	One Stop*ˆ	7.00% (LIBOR+5.75%)	05/2019	24,430		—
		One Stop*	7.00% (LIBOR+5.75%)	05/2019	7,726		—
Brooks Equipment Company, LLC 9700 Research Drive Charlotte, NC 28262	Building and Real Estate	One Stop	N/A(3) (LIBOR+5.75%)	08/2020	(20	)(4)	—
		One Stop*ˆ	6.75% (LIBOR+5.75%)	08/2020	26,946		—
		Common Stock	—	—	1,021		0.8%
C. J. Foods, Inc. 21 Main Street Bern, KS 66408	Beverage, Food and Tobacco	One Stop	6.50% (LIBOR+5.50%)	05/2019	86		—
		One Stop	N/A(3) (LIBOR+5.50%)	05/2019	—	(4)	—
		One Stop	6.50% (LIBOR+5.50%)	05/2019	3,224		—
		Common Stock	—	—	157		0.2%
California Cryobank, LLC 11915 La Grange Ave. Los Angeles, CA 90025	Healthcare, Education and Childcare	One Stop	7.50% (PRIME+4.25%)	08/2019	84		—
		One Stopˆ	6.50% (LIBOR+5.50%)	08/2019	1,535		—
		One Stop	N/A(3) (LIBOR+5.50%)	08/2019	(2	)(4)	—
		Common Stock	—	—	28		0.1%
		Common Stock	—	—	—		—
Candy Intermediate Holdings, Inc. (Ferrara Candy) 7301 W. Harrison Street Forest Park, IL 60130	Beverage, Food and Tobacco	Senior Loanˆ	7.50% (LIBOR+6.25%)	06/2018	4,747		—
Capital Vision Services, LLC 1950 Old Gallows Road Suite 520 Vienna, VA 22182	Retail Stores	One Stopˆ	8.50% (LIBOR+7.25%)	12/2017	1,231		—
		One Stop	9.50% (PRIME+6.25%)	12/2017	475		—
		One Stop	8.50% (LIBOR+7.25%)	12/2017	1,459		—
		One Stop*ˆ	8.50% (LIBOR+7.25%)	12/2017	15,354		—
		LLC Interest	—	—	520		0.6%
Captive Resources Midco, LLC 201 East Commerce Drive Schaumburg, IL 60173	Insurance	One Stop*ˆ	6.50% (LIBOR+5.00%)	01/2019	19,653		—
		One Stop	N/A(3) (LIBOR+5.00%)	01/2019	—	(4)	—
		LLC Units	—	—	191		0.1%
Certara L.P. 10 N. Tucker Blvd. Suite 350 St. Louis, MO 63101	Healthcare, Education and Childcare	One Stop	N/A(3) (LIBOR+6.25%)	12/2018	—	(4)	—
		One Stop*ˆ	7.25% (LIBOR+6.25%)	12/2018	22,948		—
		LP Interest	—	—	679		0.4%

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
Chase Industries, Inc. 10021 Commerce Park Dr, West Chester, OH 45246	Diversified Conglomerate Manufacturing	One Stop*ˆ	7.75% (PRIME+4.50%)	09/2020	20,827		—
		One Stop	7.75% (PRIME+4.50%)	09/2020	255		—
		One Stop	N/A(3) (LIBOR+5.75%)	09/2020	(49	)(4)	—
		Common Stock	—	—	1,186		—
Competitor Group, Inc. 4477 Waples Street Suite 160 San Diego, CA 92011	Leisure, Amusement, Motion Pictures and Entertainment	One Stop	9.76% (PRIME+6.75%)	11/2018	769		—
		One Stop*	9.00% cash/1.00% PIK (LIBOR+8.75%)	11/2018	11,526		—
		LLC Interest	—	—	43		0.5%
Data Innovations LLC 120 Kimball Ave South Burlington, VT 05403	Healthcare, Education and Childcare	One Stop	8.69% (LIBOR+7.69%)	05/2019	8,800		—
Daxko, LLC 600 University Park Place, Suite 500 Birmingham, AL 35209	Diversified Conglomerate Service	One Stop	N/A(3) (LIBOR+7.75%)	03/2019	—	(4)	—
		One Stop	8.75% (LIBOR+7.75%)	03/2019	16,840		—
		LLC Units	—	—	230		0.5%
Delta Educational Systems 144 Business Park Drive Suite 201 Virginia Beach, VA 23462	Healthcare, Education and Childcare	Senior Loan*	8.00% (PRIME+4.75%)	12/2016	1,646		—
		Senior Loan	N/A(3) (LIBOR+6.00%)	12/2016	—		—
DentMall MSO, LLC 333 SE 2nd Ave., Suite 2520 Miami, FL 33131	Retail Stores	One Stop	6.00% (LIBOR+5.00%)	07/2019	179		—
		One Stop	6.00% (LIBOR+5.00%)	07/2019	10,354		—
		Common Stock	—	—	—		—
		Preferred Stock	—	—	97		0.2%
Dialysis Newco, Inc. 424 Church Street Suite 1900 Nashville, TN 37219	Healthcare, Education and Childcare	LLC Units	—	—	1,557		—
Diversified Foodservice Supply, Inc. 607 Dempster Street Mount Prospect, IL 60056	Beverage, Food and Tobacco	Senior Loan	N/A(3) (LIBOR+ 4.50%)	12/2018	—	(4)	—
		Senior Loan*	5.75% (LIBOR+ 4.50%)	12/2018	4,556		—
Drilling Info, Inc. P.O. Box 5545 Austin, TX 78763	Oil and Gas	One Stop	N/A(3) (LIBOR+5.00%)	06/2018	—	(4)	—
		One Stopˆ	6.00% (LIBOR+5.00%)	06/2018	1,325		—
		One Stop	N/A(3) (LIBOR+5.00%)	06/2018	—	(4)	—
DTLR, Inc. 7455-N New Ridge Road Hanover, MD 21076	Retail Stores	One Stop*ˆ	11.00% (LIBOR+8.00%)	12/2015	15,892		—
EAG, INC. (Evans Analytical Group) 810 Kifer Road Sunnyvale, CA 94086	Diversified Conglomerate Service	Senior Loan*	5.00% (LIBOR+4.00%)	07/2017	2,401		—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
ECI Acquisition Holdings, Inc. 4400 Alliance Gateway Freeway, Suite 154 Fort Worth, TX 76177	Electronics	One Stop	N/A(3) (LIBOR+6.25%)	03/2019	—	(4)	—
		One Stopˆ	7.25% (LIBOR+6.25%)	03/2019	22,215		—
		One Stop	N/A(3) (LIBOR+6.25%)	03/2019	—	(4)	—
		Common Stock	—	—	966		0.4%
El Pollo Loco Inc. 3535 Harbor Boulevard Suite 100 Costa Mesa, CA 92626	Personal, Food and Miscellaneous Services	Senior Loanˆ	5.25% (LIBOR+4.25%)	10/2018	5,168		—
Encore Rehabilitation Services, LLC 30230 Orchard Lake Road Suite 140 Farmington Hills, MI 48334	Healthcare, Education and Childcare	One Stop	7.25% (LIBOR+6.00%)	06/2017	4,969		—
		One Stop	N/A(3) (LIBOR+6.00%)	06/2017	—	(4)	—
		LLC Interest	—	—	783		1.1%
Express Oil Change, LLC 190 West Valley Avenue Birmingham, AL 35209	Retail Stores	Senior Loan*	6.75% (PRIME+3.50%)	12/2017	1,945		—
		Senior Loan	6.33% (LIBOR+4.75%)	12/2017	221		—
		Senior Loan	6.75% (PRIME+3.50%)	12/2017	110		—
		LLC Interest	—	—	79		—
Firebirds International, LLC 13850 Ballantyne Corp. Place Suite 450 Charlotte, NC 28277	Beverage, Food and Tobacco	One Stop	7.50% (LIBOR+6.25%)	05/2018	304		—
		One Stop	N/A(3) (LIBOR+6.25%)	05/2018	—	(4)	—
		One Stop	N/A(3) (LIBOR+6.25%)	05/2018	—	(4)	—
		One Stop*	7.50% (LIBOR+6.25%)	05/2018	1,096		—
First Watch Restaurants, Inc. 9027 Town Center Parkway Bradenton, FL 34202	Beverage, Food and Tobacco	One Stop	N/A(3) (LIBOR+7.50%)	12/2018	—	(4)	—
		One Stop*ˆ	9.75% (PRIME+6.50%)	12/2018	3,070		—
		One Stop	8.75% (LIBOR+7.50%)	12/2018	1,749		—
		One Stop*ˆ	8.75% (LIBOR+7.50%)	12/2018	11,293		—
		Common Stock	—	—	908		1.1%
Floor & Decor Outlets of America, Inc. 2233 Lake Park Drive Suite 400 Smyrna, GA 30080	Retail Stores	One Stop*ˆ	7.75% (LIBOR+6.50%)	05/2019	11,224		—
Focus Brands Inc. 200 Glenridge Point Parkway Suite 200 Atlanta, GA 30342	Personal, Food and Miscellaneous Services	Second Lienˆ	10.25% (LIBOR+9.00%)	08/2018	11,306		—
Fort Dearborn Company 1530 Morse Avenue Elk Grove, IL 60007	Containers, Packaging and Glass	Senior Loan*	5.25% (LIBOR+4.25%)	10/2017	16		—
		Senior Loan*	5.75% (LIBOR+4.75%)	10/2018	63		—
		Senior Loan*ˆ	5.25% (LIBOR+4.25%)	10/2017	511		—
		Senior Loan*ˆ	5.75% (LIBOR+4.75%)	10/2018	2,180		—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
G & H Wire Company, Inc. 2165 Earlywood Drive Franklin, IN 46131	Healthcare, Education and Childcare	Senior Loan*ˆ	6.75% (LIBOR+5.75%)	12/2017	12,902		—
		Senior Loan	N/A(3) (LIBOR+5.75%)	12/2017	—	(4)	—
		LP Interest	—	—	124		0.2%
Global Healthcare Exchange, LLC 1315 W Century Dr. Louisville, CO 80027	Healthcare, Education and Childcare	One Stop	N/A(3) (LIBOR+9.00%)	03/2020	—	(4)	—
		One Stop	10.00% (LIBOR+9.00%)	03/2020	20,087		—
		Common Stock	—	—	31		0.2%
		Preferred Stock	—	—	418		0.2%
Goode Seed Co-Invest, LLC 5209 SE International Way Milwaukie, OR 97222	Beverage, Food and Tobacco	LLC Units	—	—	408		3.4%
GSDM Holdings Corp. 66 Route 17 North Paramus, NJ 07652	Healthcare, Education and Childcare	Senior Loan	5.25% (LIBOR+4.25%)	06/2019	627		—
HedgeServ Holding L.P. 1271 Avenue of the Americas, 38th Floor New York, NY 10020	Banking	One Stopˆ	5.25% cash/4.00% PIK (LIBOR+8.25%)	02/2019	17,240		—
		One Stop	N/A(3) (LIBOR+4.25%)	02/2019	—	(4)	—
Hospitalists Management Group, LLC 4535 Dressler Road NW Canton, OH 44718	Healthcare, Education and Childcare	Senior Loan	6.77% (LIBOR+5.00%)	05/2018	864		—
		Senior Loan	6.51% (LIBOR+5.00%)	05/2017	3,489		—
		Senior Loan	6.50% (LIBOR+5.00%)	05/2017	406		—
		Common Stock	—	—	4		0.1%
Hosting.com Inc. 1400 Glenarm Place Suite 100 Denver, CO 80202	Telecommunications	Senior Loan	N/A(3) (LIBOR+4.50%)	12/2017	—	(4)	—
		Senior Loan*	5.75% (LIBOR+4.50%)	12/2017	861		—
The Hygenic Corporation 1245 Home Avenue Akron, OH 44310	Personal and Non-Durable Consumer Products	Senior Loan*ˆ	6.00% (LIBOR+4.75%)	10/2018	4,538		—
		Senior Loan	6.79% (PRIME+3.75%)	10/2017	142		—
		LP Interest	—	—	116		— (7)
ICCN Acquisition Corp. 4 Westbrook Corporate Center, Suite 900 Westchester, IL 60154	Diversified Conglomerate Manufacturing	One Stop	N/A(3) (LIBOR+5.25%)	03/2019	—	(4)	—
		One Stopˆ	6.25% (LIBOR+5.25%)	03/2019	3,998		—
		One Stop	N/A(3) (LIBOR+5.25%)	03/2019	—	(4)	—
		Common Stock	—	—	2		0.1%
		Preferred Stock	—	—	172		0.1%
Ignite Restaurant Group, Inc (Joe’s Crab Shack) 9900 Westpark Drive, Suite 300 Houston, TX 77063	Personal, Food and Miscellaneous	One Stopˆ	8.00% (LIBOR+7.00%)	02/2019	6,077		—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
ILC Dover, LP One Moonwalker Road Frederica, DE 19946	Aerospace and Defense	One Stop	7.75% (PRIME+4.50%)	03/2019	360		—
		One Stopˆ	6.50% (LIBOR+5.50%)	03/2020	18,594		—
ILC Industries, Inc. 105 Wilbur Pl. Bohemia, NY 11716	Aerospace and Defense	One Stop	N/A(3) (LIBOR+4.75%)	07/2020	(25	)(4)	—
		One Stop*ˆ	5.75% (LIBOR+4.75%)	07/2020	28,296		—
IntegraMed America, Inc. 2 Manhattanville Road Purchase, NY 10577	Healthcare, Education and Childcare	One Stop	8.50% (LIBOR+7.25%)	09/2017	811		—
		One Stop*ˆ	8.50% (LIBOR+7.25%)	09/2017	15,587		—
		Common Stock	—	—	701		0.7%
Integration Appliance, Inc. 200 Portage Avenue Palo Alto, CA 94306	Diversified Conglomerate Service	Senior Loan	9.50% (LIBOR+8.25%)	09/2018	719		—
		Senior Loan	9.50% (LIBOR+8.25%)	09/2018	5,396		—
		Senior Loan	9.50% (LIBOR+8.25%)	06/2019	7,914		—
ITC Global, Inc. 150 2nd Ave. North Suite 1100 St. Petersburg, FL 33701	Telecommunications	One Stop	7.75% (LIBOR+6.75%)	07/2018	289		—
		One Stopˆ	7.75% (LIBOR+6.75%)	07/2018	1,423		—
		One Stop*	7.75% (LIBOR+6.75%)	07/2018	8,345		—
		Preferred Stock	—	—	311		0.3%
ITEL Laboratories, Inc. 6745 Phillips Industrial Boulevard Jacksonville, FL 32256	Building and Real Estate	Senior Loan	N/A(3) (LIBOR+4.75%)	06/2018	—	(4)	—
		Senior Loan*	6.00% (LIBOR+4.75%)	06/2018	756		—
IT’SUGAR LLC 3155 SW 10th Street Suite A Deerfield Beach, FL 33442	Beverage, Food and Tobacco	Senior Loan	9.00% (LIBOR+7.50%)	04/2018	7,566		—
		Subordinated Debt	5.00%	10/2017	1,833		—
Joerns Healthcare, LLC 2430 Whitehall Park Drive, Suite 100 Charlotte, NC 28273	Healthcare, Education and Childcare	One Stop	6.00% (LIBOR+5.00%)	05/2020	9,782		—
Julio & Sons Company 1101 N Brower Suite 160 Irving, TX 75061	Beverage, Food and Tobacco	One Stop	6.50% (LIBOR+5.50%)	09/2016	277		—
		One Stop	N/A(3) (LIBOR+5.50%)	09/2016	—	(4)	—
		One Stop*	6.50% (LIBOR+5.50%)	09/2016	6,978		—
		LLC Interest	—	04/2018	445		0.8%
K&N Engineering, Inc. 1455 Citrus Street Riverside, CA 92507	Automobile	Senior Loan	N/A(3) (LIBOR+4.25%)	07/2019	(2	)(4)	—
		Senior Loan	N/A(3) (LIBOR+4.25%)	07/2019	(2	)(4)	—
		Senior Loan*ˆ	5.25% (LIBOR+4.25%)	07/2019	6,782		—
		Common Stock	—	—	69		0.1%
		Preferred Stock A	—	—	9		0.1%
		Preferred Stock B	—	—	9		0.1%

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
LMP TR Holdings, LLC 1516 Demonbreun Street Nashville, TN 37203	Leisure, Amusement, Motion Pictures and Entertainment	LLC Units	—	—	712		4.6%
Marathon Data Operating Co., LLC 4810 Belmar Boulevard Wall Township, NJ 07753	Diversified Conglomerate Service	One Stop	7.50% (LIBOR+6.25%)	08/2017	4,595		—
		One Stop	N/A(3) (LIBOR+6.25%)	08/2017	—	(4)	—
		Common Stock	—	—	57		0.9%
		Preferred Stock	—	—	604		0.9%
Market Track, LLC 125 High Rock Avenue 1st Floor Saratoga Springs, NY 12866	Printing and Publishing	One Stop	N/A(3) (LIBOR+6.00%)	10/2019	—	(4)	—
		One Stop*ˆ	7.25% (LIBOR+6.00%)	10/2019	29,270		—
		One Stop	7.25% (LIBOR+6.00%)	10/2019	1,217		—
		Preferred Stock	—	—	178		0.3%
		Common Stock	—	—	245		0.2%
The Marshall Retail Group, LLC 5385 Wynn Road Las Vegas, NV 89118	Retail Stores	One Stop	N/A(3) (LIBOR+6.00%)	08/2020	(9	)(4)	—
		One Stop	N/A(3) (LIBOR+6.00%)	08/2019	(22	)(4)	—
		One Stopˆ	7.00% (LIBOR+6.00%)	08/2020	12,299		—
		Common Stock	—	—	154		—
Massage Envy, LLC 14350 N 87th Street Suite 200 Scottsdale, AZ 85260	Personal and Non-Durable Consumer Products	One Stop*	8.50% (LIBOR+7.25%)	09/2018	15,999		—
		One Stop	N/A(3) (LIBOR+7.25%)	09/2018	—	(4)	—
		LLC Interest	—	—	757		0.4%
Maverick Healthcare Group, LLC 2536 W. Birchwood Avenue Suite 101 Mesa, AZ 85202	Healthcare, Education and Childcare	Senior Loan*	7.25% (LIBOR+5.50%)	12/2016	1,949		—
Metal Spinners, Inc. 800 Growth Parkway Angola, IN 46703	Diversified Natural Resources, Precious Metals and Minerals	Senior Loan*	9.00% (LIBOR+7.50%)	04/2015	1,294		—
		Senior Loan*	9.00% (LIBOR+7.50%)	04/2015	2,536		—
MyWebGrocer, Inc. 20 Winooski Falls Way Winooski, VT 05404	Grocery	Senior Loan	N/A(3) (LIBOR+4.75%)	05/2018	—	(4)	—
		Senior Loanˆ	6.00% cash/4.00% PIK (LIBOR+8.75%)	05/2018	14,271		—
		LLC Units	—	—	1,322		1.0%
Navex Global, Inc. 160 Pine Street San Francisco, CA 94111	Diversified Conglomerate Service	One Stop	N/A(3) (LIBOR+5.50%)	12/2016	—	(4)	—
		One Stop*	6.50% (LIBOR+5.50%)	12/2016	19,045		—
		LP Interest	—	—	1,604		0.5%
NetSmart Technologies, Inc. 3500 Sunrise Highway Great River, NY 11739	Diversified Conglomerate Service	One Stop*	8.78% (LIBOR+7.53%)	12/2017	8,068		—
		One Stop	8.77% (LIBOR+7.52%)	12/2017	637		—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
Northern Brewer, LLC 1945 W. Country Road, C2 Roseville, MN 55113	Beverage, Food and Tobacco	One Stop	8.50% cash/4.00% PIK (PRIME+9.25%)	02/2018	541		—
		One Stop	8.50% cash/4.00% PIK (PRIME+9.25%)	02/2018	5,090		—
		LLC Interest	—	—	8		1.2%
Northwestern Management Services, LLC 951 Broken Sound Parkway NW #185 Boca Raton, FL 33487	Healthcare, Education and Childcare	Senior Loan*	6.50% (LIBOR+5.25%)	10/2017	3,964		—
		Senior Loan	6.50% (LIBOR+5.25%)	10/2017	47		—
		Senior Loan	7.25% (PRIME+4.00%)	10/2017	114		—
		Common Stock	—	—	49		0.5%
		LLC Units	—	—	285		0.5%
Novetta Solutions LLC 7921 Jones Branch Drive McLean, VA 22102	Aerospace and Defense	Senior Loan	6.25% (PRIME+3.00%)	03/2017	184		—
		Senior Loan*	6.25% (LIBOR+5.00%)	03/2017	1,697		—
NTS Technical Systems 24007 Ventura Blvd. Suite 200 Calabasas, CA 91302	Aerospace and Defense	One Stop	N/A(3) (LIBOR+6.00%)	11/2018	—	(4)	—
		One Stop	N/A(3) (LIBOR+6.00%)	11/2018	—	(4)	—
		One Stop*ˆ	7.25% (LIBOR+6.00%)	11/2018	18,871		—
		Common Stock	—	—	1,597		0.3%
Oasis Outsourcing Holdings, Inc. 2054 Vista Parkway Suite 300 West Palm Beach, FL 33411	Diversified Conglomerate Manufacturing	LLC Interest	—	—	1,679		0.8%
Octane Fitness, LLC 9200 Wyoming Avenue North Suite 380 Brooklyn Park, MN 55445	Leisure, Amusement, Motion Pictures, and Entertainment	One Stop*	6.50% (LIBOR+5.25%)	10/2018	8,034		—
		One Stop	N/A(3) (LIBOR+5.25%)	10/2018	—	(4)	—
Onicon Incorporated 1500 N. Belcher Road Clearwater, FL 33764	Diversified Conglomerate Manufacturing	One Stop	N/A(3) (LIBOR+4.50%)	12/2017	—	(4)	—
		One Stop	5.50% (LIBOR+4.50%)	12/2017	3,141		—
Onsite Holding Corp. 5500 Maryland Way #200 Brentwood, TN 37027	Healthcare, Education and Childcare	One Stop*ˆ	6.25% (LIBOR+5.25%)	06/2020	26,921		—
		One Stop	N/A(3) (LIBOR+5.25%)	06/2020	—	(4)	—
Packaging Coordinators, Inc. 3001 Red Lion Road Philadelphia, PA 19114	Containers, Packing and Glass	Senior Loan*ˆ	5.25% (LIBOR+4.25%)	08/2021	15,032		—
		Second Lien	9.00% (LIBOR+8.00%)	08/2022	9,950		—
		Common Stock	—	—	2,536		1.6%
		Common Stock	—	—	2,212		1.6%

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
Paper Source, Inc. 410 Milwaukee Avenue Chicago, IL 60654	Retail Stores	One Stop*ˆ	7.25% (LIBOR+6.25%)	09/2018	12,576		—
		One Stop	7.92% (PRIME+5.00%)	09/2018	508		—
		LLC Interest	—	—	1,417		0.7%
Paradigm Management Services, LLC 1277 Treat Blvd, Suite 800 Walnut Creek, CA 94597	Healthcare, Education and Childcare	Senior Loanˆ	5.50% (LIBOR+4.50%)	01/2019	2,740		—
Pasternack Enterprises, Inc. 1851 Kettering Street Irvine, CA 92614	Diversified Conglomerate Manufacturing	Senior Loan*	6.25% (LIBOR+5.00%)	12/2017	1,126		—
PC Helps Support, LLC One Bala Plaza Bala Cynwyd, PA 19004	Diversified Conglomerate Service	Senior Loan	6.51% (LIBOR+5.25%)	09/2017	1,707		—
		Senior Loan	N/A(3) (LIBOR+5.25%)	09/2017	—	(4)	—
		Common Stock	—	—	—		0.1%
		Preferred Stock	—	—	70		0.1%
Pentec Acquisition Sub, Inc. 4 Creek Parkway Boothwyn, PA 19061	Healthcare, Education and Childcare	Senior Loan*	6.50% (LIBOR+5.25%)	05/2018	1,776		—
		Senior Loan	N/A(3) (LIBOR+5.25%)	05/2017	—	(4)	—
		Preferred Stock	—	—	83		0.1%
PetPeople Enterprise, LLC 1023 Hill Rd. Pickerington, OH 43147	Retail Stores	LP Interest	—	—	889		3.7%
Pillar Processing LLC 220 Northpointe Parkway Suite G Buffalo, NY 14228	Finance	Senior Loan*	5.72%(5) (LIBOR+5.50%)	11/2018	—		—
		Senior Loan*	14.50%(5)	05/2019	—		—
Plano Molding Company, LLC 431 E South St. Plano, IL 60545	Home and Office Furnishings, Housewares and Durable Consumers	Senior Loanˆ	5.25% (LIBOR+4.25%)	10/2018	1,984		—
Plex Systems, Inc. 900 Tower Drive Suite 1400 Troy, MI 48098	Diversified Conglomerate Manufacturing	Senior Loan	N/A(3) (LIBOR+7.50%)	06/2018	—	(4)	—
		Senior Loan*ˆ	8.75% (LIBOR+7.50%)	06/2018	18,797		—
PODS Funding Corp. II 5585 Rio Vista Drive Clearwater, FL 33760	Personal Transportation	Warrant	—	—	1,599		—
PowerPlan Consultants, Inc. 200 Galleria Parkway Suite 1300 Atlanta, GA 30339	Utilities	Senior Loan	N/A(3) (LIBOR+4.25%)	10/2018	—	(4)	—
		Senior Loan*ˆ	5.26% (LIBOR+4.25%)	10/2019	3,583		—
Pride Manufacturing Company, LLC 155 Franklin Road Suite 250 Brentwood, TN 37027	Leisure, Amusement, Motion Pictures, and Entertainment	Senior Loan*	7.75% (LIBOR+6.00%)	11/2015	493		—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
Prommis Fin Co. 400 Northridge Road Suite 700 Atlanta, GA 30350	Banking	Senior Loan*	2.25% cash/11.50% PIK(5)	06/2015	3		—
		Senior Loan	13.25%(5) (PRIME+10.00%)	06/2015	2		—
Pyramid Healthcare,Inc. 270 Lakemont Park Blvd. Altoona, PA 16602	Healthcare, Education and Childcare	One Stop	N/A(3) (LIBOR+5.75%)	08/2019	(4	)(4)	—
		One Stopˆ	6.75% (LIBOR+5.75%)	08/2019	7,550		—
Radiology Partners, Inc. 1600 Rosecrans Avenue, 4th Floor Manhattan Beach, CA 90266	Healthcare, Education and Childcare	One Stop	N/A(3) (LIBOR+5.00%)	09/2020	(8	)(4)	—
		One Stop*ˆ	6.00% (LIBOR+5.00%)	09/2020	17,037		—
		One Stop	N/A(3) (LIBOR+5.00%)	09/2020	(46	)(4)	—
		LLC Units	—	—	85		0.1%
Reliant Pro ReHab, LLC 5212 Village Creek Drive Plano, TX 75093	Healthcare, Education and Childcare	Senior Loan*ˆ	6.00% (LIBOR+5.00%)	06/2017	7,615		—
		Senior Loan	7.25% (PRIME+4.00%)	06/2017	10		—
		Preferred Stock	—	—	883		0.4%
Renaissance Pharma (U.S.) Holdings Inc. 370 Chemin Chambly Suite 300 Longueuil, Quebec J4H 3Z6	Healthcare, Education and Childcare	Senior Loan	6.25% (PRIME+3.00%)	05/2018	63		—
		Senior Loan*ˆ	5.00% (LIBOR+4.00%)	05/2018	4,090		—
Restaurant Holding Company, LLC Carr#165 Km 6.2 Catafio Industrial Zone Catafio, PR 00962	Retail Stores	Senior Loan	8.75% (LIBOR+7.75%)	02/2019	4,429		—
R.G. Barry Corporation 13405 Yarmouth Road Pickerington, OH 43147	Personal, Food and Miscellaneous Services	Senior Loan*	6.00% (LIBOR+5.00%)	09/2019	6,761		—
		Preferred Stock	—	—	161		0.2%
Richelieu Foods, Inc. 15 Pacella Park Drive Suite 210 Randolph, MA 02368	Beverage, Food and Tobacco	Senior Loan*	6.75% (LIBOR+5.00%)	11/2015	1,854		—
		Senior Loan	7.25% (PRIME+4.00%)	11/2015	101		—
		LP Interest	—	—	166		0.2%
Rogue Wave Holdings, Inc. 5500 Flatiron Parkway Boulder, CO 80301	Electronics	One Stop*ˆ	9.10% (LIBOR+8.08%)	12/2018	10,613		—
RP Crown Parent 20700 Swenson Drive Waukesha, WI 53186	Cargo Transport	Senior Loan*	6.00% (LIBOR+5.00%)	12/2018	1,923		—
Rubio’s Restaurants, Inc. 1902 Wright Place Suite 300 Carlsbad, CA 92008	Retail Stores	Senior Loan*ˆ	6.00% (LIBOR+4.75%)	11/2018	9,376		—
		Preferred Stock	—	—	1,430		1.9%

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
Rug Doctor LLC 4701 Old Shepard Rd. Plano, TX 75093	Personal and Non-Durable Consumer Goods	Senior Loan	6.25% (LIBOR+5.25%)	12/2016	465		—
		Senior Loan*	6.25% (LIBOR+5.25%)	12/2016	5,365		—
Secure-24, LLC 26995 Northwestern Highway Southfield, MI 48033	Diversified Conglomerate Service	One Stop*	7.50% (LIBOR+6.25%)	08/2017	10,433		—
		One Stop	N/A(3) (LIBOR+6.25%)	08/2017	—	(4)	—
		One Stopˆ	7.50% (LIBOR+6.25%)	08/2017	1,526		—
		LLC Units	—	—	275		0.2%
Self Esteem Brands, LLC 12181 Margo Ave S, #100 Hastings, MN 55033	Leisure, Amusement, Motion Pictures and Entertainment	Senior Loan	N/A(3) (LIBOR+4.00%)	02/2020	—	(4)	—
		Senior Loanˆ	5.00% (LIBOR+4.00%)	02/2020	7,462		—
Senior Loan Fund LLC(6)(9) 150 South Wacker Drive Suite 800 Chicago, IL 60606	Investment Funds and Vehicles	Subordinated Debt	8.16% (LIBOR+8.00%)(10)	05/2020	25,589		—
		LLC Interest	—	—	9,242		87.5%
The Sloan Company, Inc. 5725 Olivas Park Drive Ventura, CA 93003	Electronics	One Stop	N/A(3) (LIBOR+7.50%)	10/2018	—	(4)	—
		One Stop*ˆ	8.75% (LIBOR+7.50%)	10/2018	13,027		—
Sneaker Villa, Inc. 1926 Arch Street 3rd Floor Philadelphia, PA 19103	Retail Stores	One Stop	10.00% (LIBOR+8.50%)	12/2017	4,433		—
		One Stopˆ	10.00% (LIBOR+8.50%)	12/2017	1,237		—
		One Stopˆ	10.00% (LIBOR+8.50%)	12/2017	4,217		—
		One Stop	10.00% (LIBOR+8.50%)	12/2017	727		—
		One Stop	N/A(3) (LIBOR+8.50%)	12/2017	—	(4)	—
		One Stopˆ	10.00% (LIBOR+8.50%)	12/2017	627		—
		One Stop	11.50% (PRIME+7.00%)	12/2017	1,002		—
		LLC Interest	—	—	511		0.7%
SoftWriters, Inc. 3960 William Flynn Highway, Suite 100 Allison Park, PA 15101	Diversified Conglomerate Service	One Stop	N/A(3) (LIBOR+5.00%)	05/2019	—	(4)	—
		One Stop	N/A(3) (LIBOR+5.00%)	05/2019	—	(4)	—
		One Stop	6.00% (LIBOR+5.00%)	05/2019	6,411		—
Source Medical Solutions, Inc. 100 Grandview Place Suite 400 Birmingham, AL 35243	Diversified Conglomerate Service	Second Lien	9.00% (LIBOR+8.00%)	03/2018	9,294		—
Southern Anesthesia and Surgical One Southern Court West Columbia, SC 29169	Healthcare, Education and Childcare	One Stop	6.50% (LIBOR+5.50%)	11/2017	6,012		—
		One Stop	N/A(3) (LIBOR+5.50%)	11/2017	—	(4)	—
		One Stop	N/A(3) (LIBOR+5.50%)	11/2017	—	(4)	—
		Common Stock	—	—	697		1.1%

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
Southern Tide, LLC 68 Pointe Circle, Suite 3202 Greenville, SC 29615	Textile and Leather	One Stop	N/A(3) (LIBOR+6.75%)	06/2019	—	(4)	—
		One Stopˆ	7.75% (LIBOR+6.75%)	06/2019	4,096		—
		LLC Interest	—	—	191		0.4%
Sparta Holding Corporation 203 Pebble Beach Path Riverhead, NY 11901	Electronics	One Stop	N/A(3) (LIBOR+5.25%)	07/2020	(30	)(4)	—
		One Stop*ˆ	6.25% cash/1.50% PIK (LIBOR+6.75%)	07/2020	23,124		—
		Common Stock	—	—	567		0.2%
		Common Stock	—	—	6		0.2%
Spear Education, LLC 7201 E. Princess Boulevard Scottsdale, AZ 85255	Healthcare, Education and Childcare	One Stop	N/A(3) (LIBOR+5.50%)	08/2019	(6	)(4)	—
		One Stop*ˆ	6.50% (LIBOR+5.50%)	08/2019	5,960		—
		One Stop	N/A(3) (LIBOR+5.50%)	08/2019	—		—
		Common Stock	—	—	1		0.1%
		Preferred Stock	—	—	86		0.1%
Specialty Catalog Corp. 400 Manley Street West Bridgewater, MA 02379	Retail Stores	One Stop	7.50% (LIBOR+6.00%)	07/2017	4,658		—
		One Stop	N/A(3) (LIBOR+6.00%)	07/2017	—	(4)	—
Starplex Operating, L.L.C. 7220 Yamini Drive Dallas, TX 75230	Leisure, Amusement, Motion Pictures and Entertainment	One Stop	9.50% (PRIME+6.25%)	12/2017	311		—
		One Stop*ˆ	9.00% (LIBOR+7.50%)	12/2017	10,079		—
		Common Stock	—	—	241		—
Sunless Merger Sub, Inc. 8909 South Freeway Drive Macedonia, OH 44056	Diversified Conglomerate Manufacturing	Senior Loan*	6.50% (LIBOR+5.25%)	07/2016	1,271		—
		Senior Loan	N/A(3) (LIBOR+5.25%)	07/2016	(26	)(4)	—
		LP Interest	—	—	4		0.2%
Surgical Information Systems, LLC 3650 Mansell Road Suite 500 Alpharetta, GA 30009	Healthcare, Education and Childcare	Senior Loanˆ	4.51% (LIBOR+3.50%)	09/2018	2,060		—
		Common Stock	—	—	554		0.4%
Syncsort Incorporated 50 Tice Boulevard Woodcliff Lake, NJ 07677	Electronics	Senior Loan	N/A(3) (LIBOR+4.75%)	03/2019	—	(4)	—
		Senior Loan	N/A(3) (LIBOR+4.75%)	03/2019	—	(4)	—
		Senior Loan*	5.75% (LIBOR+4.75%)	03/2019	6,143		—
Systems Maintenance Services Holdings Inc. 10420 Harris Oaks Blvd. Suite C Charlotte, NC 28269	Electronics	Senior Loanˆ	5.00% (LIBOR+4.00%)	10/2019	2,650		—
Take 5 Oil Change, L.L.C. 3621 Ridgelake Drive Suite 203 Metairie, LA 72002	Automobile	Senior Loan	N/A(3) (LIBOR+5.25%)	07/2018	—	(4)	—
		Senior Loanˆ	6.25% (LIBOR+5.25%)	07/2018	4,872		—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
Tate’s Bake Shop, Inc. 62 Pine Street East Moriches, NY 11940	Beverage, Food and Tobacco	Senior Loan	N/A(3) (LIBOR+4.75%)	08/2019	(4	)(4)	—
		Senior Loanˆ	5.75% (LIBOR+4.75%)	08/2019	2,978		—
		Senior Loan	N/A(3) (LIBOR+4.75%)	08/2019	(6	)(4)	—
		LP Interest	—	—	462		0.7%
Taxware, LLC 200 Ballardvale Street, 4th Floor Wilmington, MA 01887	Electronics	Second Lien*ˆ	9.38% (LIBOR+8.38%)	10/2019	19,979		—
Team Technologies Acquisition Company 5949 Commerce Blvd. Morristown, TN 37814	Personal and Non-Durable Consumer Products	Senior Loanˆ	6.25% (LIBOR+5.00%)	12/2017	4,831		—
		Senior Loan	7.00% (PRIME+3.75%)	12/2017	182		—
		Common Stock	—	—	225		0.2%
Teasdale Quality Foods, Inc. 901 Packers Street Atwater, CA 95301	Grocery	Senior Loan*	5.75% (LIBOR+4.50%)	05/2018	2,674		—
TIDI Products, LLC 570 Enterprise Drive Neenah, WI 54956	Diversified Conglomerate Manufacturing	One Stop*	7.75% (LIBOR+6.50%)	07/2018	12,631		—
		One Stop	N/A(3) (LIBOR+6.50%)	07/2017	—	(4)	—
		LLC Units	—	—	263		0.4%
Titan Fitness, LLC(4) 8200 Greensboro Drive Suite 90 McLean, VA 22102	Leisure, Amusement, Motion Pictures and Entertainment	One Stop	N/A(3) (LIBOR+6.50%)	09/2019	—	(4)	—
		One Stop	N/A(3) (LIBOR+6.50%)	09/2019	—	(4)	—
		One Stop*	7.75% (LIBOR+6.50%)	09/2019	13,603		—
		LLC Units	—	—	649		0.9%
Top Knobs USA, Inc. 170 Township Line Road Hillsborough, NJ 08844	Home and Office Furnishings, Housewares, and Durable Consumer	Common Stock	—	—	213		0.1%
Tresys Technology Holdings, Inc. 8840 Stanford Blvd. Suite 2100 Columbia, MD 21045	Aerospace and Defense	One Stop	8.00% (LIBOR+6.75%)	12/2017	2,339		—
		One Stop	8.00% (LIBOR+6.75%)	12/2017	188		—
		Common Stock	—	—	3		0.5%
Uinta Brewing Company 1722 Fremont Dr. Salt Lake City, UT 84104	Beverage, Food and Tobacco	One Stop	N/A(3) (LIBOR+6.00%)	08/2019	(8	)(4)	—
		One Stopˆ	7.00% (LIBOR+6.00%)	08/2019	3,203		—
		LP Interest	—	—	462		0.3%
U.S. Anesthesia Partners, Inc. 450 East Las Olas Blvd, Suite 850 Ft. Lauderdale, FL 33301	Healthcare, Education and Childcare	One Stop	6.00% (LIBOR+5.00%)	12/2019	5,970		—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
Vetcor Merger Sub 350 Lincoln Place Hingham, MA 02043	Personal, Food and Miscellaneous Services	One Stop*ˆ	7.75% (LIBOR+6.50%)	12/2017	5,847		—
		One Stop	7.75% (LIBOR+6.50%)	12/2017	199		—
		One Stopˆ	7.75% (LIBOR+6.50%)	12/2017	371		—
		One Stopˆ	7.75% (LIBOR+6.50%)	12/2017	573		—
		One Stopˆ	7.75% (LIBOR+6.50%)	12/2017	384		—
		One Stop	N/A(3) (LIBOR+6.50%)	12/2017	—	(4)	—
Vintage Parts, Inc. 120 Corporate Drive Beaver Dam, WI 53916	Diversified Conglomerate Manufacturing	One Stop*	5.75% (LIBOR+4.50%)	12/2015	4,049		—
		One Stop*	5.75% (LIBOR+4.50%)	12/2015	56		—
		One Stop*	5.75% (LIBOR+4.50%)	12/2015	846		—
Vision Source L.P. 1849 Kingwood Drive Suite 101 Kingwood, TX 77339	Retail Stores	One Stop	7.25% (LIBOR+6.00%)	08/2019	270		—
		One Stop*ˆ	7.00% (LIBOR+6.00%)	08/2019	17,671		—
		Common Stock	—	—	760		0.8%
		Common Stock	—	—	—		—
Watchfire Enterprises, Inc. 1015 Maple Street Danville, IL 61832	Electronics	Second Lien	9.00% (LIBOR+8.00%)	10/2021	9,435		—
Whitcraft LLC 76 Country Road Eastford, CT 06242	Aerospace and Defense	Subordinated Debt	12.00%	12/2018	1,877		—
		Common Stock	—	—	409		1.0%
		Warrant	—	—	80		—
WII Components, Inc. 525 Lincoln Avenue SE St. Cloud, MN 56304	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan*	5.50% (LIBOR+4.50%)	07/2018	1,177		—
		Senior Loan	N/A(3) (LIBOR+4.50%)	07/2018	—		—
WIL Research Company, Inc. 30 Two Bridges Road Suite 200 Fairfield, NJ 07004	Healthcare, Education and Childcare	Senior Loan*	5.75% (LIBOR+4.50%)	02/2018	753		—
Young Innovations, Inc. 13705 Shoreline Court East Earth City, MO 63045	Healthcare, Education and Childcare	Senior Loan	N/A(3) (LIBOR+4.25%)	01/2018	—	(4)	—
		Senior Loan*ˆ	5.25% (LIBOR+4.25%)	01/2019	5,443		—
		Preferred Stock	—	—	277		0.2%
Zenith Products Corporation 400 Lukens Drive New Castle, DE 19720	Home and Office Furnishings, Housewares, and Durable Consumer	One Stop*	6.75% (PRIME+3.50%)	09/2013	1,842		—
		One Stop	5.00% (PRIME+1.75%)	09/2013	25		—
Total					$1,347,612

*	Denotes that all or a portion of the loan secures the notes offered in the 2010 Debt Securitization.
ˆ	Denotes that all or a portion of the loan secures the notes offered in the 2014 Debt Securitization.
(1)	All interest is payable in cash unless otherwise indicated. The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR”) or Prime (“PRIME”) and which reset daily, quarterly or semiannually. For each, we have provided the spread over

LIBOR or Prime and the weighted average current interest rate in effect at September 30, 2014. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.
(2)	Percentage of class held refers only to equity held, if any. Calculated on a fully diluted basis.
(3)	The entire commitment was unfunded at September 30, 2014. As such, interest was not being earned on this investment at September 30, 2014.
(4)	The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(5)	Loan was on non-accrual status as of September 30, 2014, meaning that we have ceased recognizing interest income on the loan.
(6)	The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.
(7)	Percentage of class held is less than 0.1%.
(8)	As defined in the 1940 Act, we are deemed to be an “Affiliated Person,” of the portfolio company as we own, directly or indirectly, five percent or more of the portfolio company’s voting securities. See Note 5 in the accompanying notes to the consolidated financial statements for transactions during the year ended September 30, 2014 in which the issuer was an Affiliated Person (but not a portfolio company that we are deemed to control).
(9)	As defined in the 1940 Act, we are deemed to be both an “affiliated person” of and “control” this portfolio company because we own more than 25% of the portfolio company’s outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). See Note 5 in the accompanying notes to the financial statements for transactions during the year ended September 30, 2014 in which the issuer was both an Affiliated Person and portfolio company that we are deemed to Control.
(10)	In addition to the interest earned based on the stated contractual interest rate of this security, the subordinated notes entitle us to receive a portion of the excess cash flow from SLF’s loan portfolio, which may result in a return to us greater than the contractual stated interest rate.

MANAGEMENT

Board of Directors and its Leadership Structure

Our business and affairs are managed under the direction of our board of directors. The board of directors consists of six members, four of whom are not “interested persons” of Golub Capital BDC, GC Advisors or their respective affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” The board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of the board of directors include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

Oversight of our investment activities extends to oversight of the risk management processes employed by GC Advisors as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of GC Advisors as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of directors’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The board of directors has established an audit committee, a nominating and corporate governance committee and a compensation committee, and may establish additional committees from time to time as necessary. The scope of each committee’s responsibilities is discussed in greater detail below. Lawrence E. Golub, Chief Executive Officer of Golub Capital, and therefore an interested person of Golub Capital BDC, serves as Chairman of the board of directors. The board of directors believes that it is in the best interests of investors for Mr. Golub to lead the board of directors because of his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described below. The board of directors does not have a lead independent director. However, William M. Webster IV, the chairman of the audit committee and the nominating and corporate governance committee, is an independent director and acts as a liaison between the independent directors and management between meetings of the board of directors and is involved in the preparation of agendas for board and committee meetings. The board of directors believes that its leadership structure is appropriate in light of the characteristics and circumstances of Golub Capital BDC because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The board of directors also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between GC Advisors and the board of directors. Each of our directors has been selected such that the board of directors represents a range of backgrounds and experiences.

Board of Directors

Under our certificate of incorporation and bylaws, our directors are divided into three classes. At each annual meeting, directors are elected for staggered terms of three years, with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our board of directors met seven times during the fiscal year ended September 30, 2014.

Directors

Information regarding the board of directors is as follows:

Name, Address and Age(1)	Position(s) held with the Registrant	Term of Office and Length of Service	Principal Occupation During the Past 5 Years	Other Directorships Held by Director or Nominee for Director During the Past 5 years(2)
Interested Directors
Lawrence E. Golub (55)(3)	Chairman of the Board of Directors	Class III Director since 2009; Term Expires 2016	Serves as the Chief Executive Officer of Golub Capital	Member of the Financial Control Board of the State of New York. Serves on the board of directors of Empire State Realty. Also served as Treasurer of the White House Fellows Foundation from 1996 to 2013.
David B. Golub (52)(3)	Chief Executive Officer and Director	Class I Director since 2009; Term Expires 2017	Serves as the President of Golub Capital.	Serves on the board of directors of the Michael J. Fox Foundation for Parkinson’s Research. Also serves on the board of directors of The Burton Corporation.
Independent Directors
John T. Baily (70)	Director	Class II Director since 2010; Term Expires 2015	Retired	A member of the board of directors of RLI Corp. (NYSE) and Endurance Specialty Holdings, Ltd. (NYSE). Also served as a member of the board of directors of Erie Indemnity Company (NASDAQ) from 2003 to 2008 and of NYMagic, Inc. (NYSE) from 2003 to 2010.
Kenneth F. Bernstein (53)	Director	Class II Director since 2010; Term Expires 2015	Chief executive officer of Acadia Realty Trust since 2001 and the president and a trustee since its formation in 1998.	An independent trustee of BRT Realty Trust since 2004. A member of the National Association of Corporate Directors, International Council of Shopping Centers, National Association of Real Estate Investment Trusts, for which he serves on the Board of Governors, Urban Land Institute and the Real Estate Roundtable, where he is currently chairman of the Tax Policy Committee. A member of the board of advisors of the Young Presidents Organization Real Estate Network.

Name, Address and Age(1)	Position(s) held with the Registrant	Term of Office and Length of Service	Principal Occupation During the Past 5 Years	Other Directorships Held by Director or Nominee for Director During the Past 5 years(2)
Anita R. Rosenberg (50)	Director	Class I Director since 2011; Term Expires 2017	Independent Consultant. Former independent advisor to Magnetar Capital from April 2011 to May 2012. Partner and Portfolio Manager at Harris Alternatives, LLC, and its predecessor, Harris Associates, L.P., from 1999 to 2009.	An independent trustee at Baron Funds Management since May 2013. An independent director for Impala Asset Management since January 2014.
William M. Webster IV (57)	Director	Class III Director since 2010; Term Expires 2016	Retired. Co-founder of Advance America, Advance Cash Centers, Inc. Served as the Chief Executive Officer of Advance America, Advance Cash Centers, Inc. from its inception in 1997 through August 2005 and served as Chairman of the board of directors from August 2008 through May 2012.	Serves on the board of directors of LKQ Corporation (NYSE).

(1)	The business address of each of our directors is c/o Golub Capital BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, IL 60606.
(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.
(3)	Messrs. Lawrence E. Golub and David B. Golub, who are brothers, are interested directors due to their position as officers of the Registrant and of Golub Capital.

Officers Who Are Not Directors

Information regarding our officers who are not directors is as follows:

Name	Age	Position
Ross A. Teune	46	Chief Financial Officer and Treasurer
Joshua M. Levinson	39	Chief Compliance Officer and Secretary
Gregory A. Robbins	39	Managing Director

The address for each of our officers is c/o Golub Capital, BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, IL 60606.

Biographical Information

The board of directors has determined that each of the directors is qualified to serve as our director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The board of directors has determined that each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. Each of our directors has demonstrated high character and integrity and has expertise and diversity of experience to be able to offer advice and guidance to our management. For the purposes of this presentation, our directors have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

John T. Baily brings over three decades of experience in the accounting industry and a substantial background in insurance industry matters. Mr. Baily currently serves as a member of the board of directors of RLI Corp. (NYSE) and Endurance Specialty Holdings, Ltd. (NYSE). He was elected to serve as a director to these companies in 2003. Mr. Baily also served as a member of the board of directors of Erie Indemnity Company (NASDAQ) from 2003 to 2008 and of NYMagic, Inc. (NYSE) from 2003 to 2010. From 1999 until 2002, Mr. Baily was the President of Swiss Re Capital Partners. Prior to joining Swiss Re Capital Partners, Mr. Baily was a partner at PricewaterhouseCoopers LLP and its predecessor, Coopers & Lybrand, where he worked from 1965 until 1999. Mr. Baily was the National Insurance Industry Chairman of Coopers & Lybrand from 1986 until 1998 and a member of Coopers & Lybrand’s International Insurance Industry Committee from 1984 until 1998. Mr. Baily graduated cum laude from Albright College in 1965, received his CPA with honors in 1968 and received his M.B.A. from the University of Chicago in 1979. Mr. Baily’s experience as an accountant and past service as a director of public companies led our Nominating and Corporate Governance Committee to conclude that Mr. Baily is qualified to serve as a director.

Kenneth F. Bernstein brings to the board of directors expertise in accounting and business operations. Mr. Bernstein has been the chief executive officer of Acadia Realty Trust since 2001 and the president and a trustee since its formation in 1998. Mr. Bernstein is responsible for strategic planning as well as overseeing the day-to-day activities of Acadia Realty Trust including operations, acquisitions and capital markets. He has been an independent trustee of BRT Realty Trust since 2004. From 1990 to 1998, he served as chief operating officer of RD Capital, Inc. until its merger into Acadia Realty Trust. He was an associate with the New York law firm of Battle Fowler LLP, from 1986 to 1990. He has been a member of the National Association of Corporate Directors, International Council of Shopping Centers, the National Association of Real Estate Investment Trusts, for which he serves on the Board of Governors, the Urban Land Institute and the Real Estate Roundtable, where he is currently chairman of the Tax Policy Committee. Mr. Bernstein was also the founding chairman of the Young Presidents’ Organization Real Estate Network and is currently a member of its board of advisors. He holds a B.A. from the University of Vermont and a J.D. from Boston University School of Law. Mr. Bernstein’s experience as a senior executive officer within finance companies led our Nominating and Corporate Governance Committee to conclude that Mr. Bernstein is qualified to serve as a director.

Anita R. Rosenberg brings to the board of directors a diverse knowledge of business and finance. Ms. Rosenberg became a trustee of Baron Investment Funds Trust in May 2013 and she became an independent director for Impala Asset Management in January 2014. From April 2011 through May 2012, she served as an independent advisor to Magnetar Capital, a multi-strategy hedge fund. From 1999 until her retirement in February 2009, Ms. Rosenberg was a Partner and Portfolio Manager at Harris Alternatives, LLC, and its predecessor, Harris Associates, L.P. Ms. Rosenberg brings to the board of directors expertise in capital markets, portfolio management and business operations. As a Portfolio Manager at Harris Alternatives, LLC, Ms. Rosenberg managed all aspects of a $14 billion fund of hedge funds, including asset selection, risk assessment, and allocation across investment strategies. Prior to Harris Alternatives, LLC, Ms. Rosenberg held senior level positions at several large asset management/investment banking institutions, including Banker’s Trust, Global Asset Management, and Merrill Lynch Capital Markets. Ms. Rosenberg received her B.A. in 1985 from Harvard University. Ms. Rosenberg’s experience as a partner and senior executive in several asset management firms led our Nominating and Corporate Governance Committee to conclude that Ms. Rosenberg is qualified to serve as a director.

William M. Webster IV brings to the board of directors a diverse knowledge of business and finance. Mr. Webster is one of the co-founders of Advance America, Advance Cash Centers, Inc. Mr. Webster served as a director from the company’s inception in 1997 through May 2012 and as the Chairman of the board of directors from August 2008 through May 2012 and previously from January 2000 through July 2004. He was the Chief Executive Officer of Advance America, Advance Cash Centers, Inc. from its inception through August 2005. From May 1996 to May 1997, Mr. Webster served as Executive Vice President of Education Management Corporation and was responsible for corporate development, human resources, management information systems, legal affairs and government relations. From October 1994 to October 1995, Mr. Webster served as Assistant to the President of the United States and Director of Scheduling and Advance. Mr. Webster

served as Chief of Staff to U.S. Department of Education Secretary Richard W. Riley from January 1993 to October 1994. From November 1992 to January 1993, Mr. Webster was Chief of Staff to Richard W. Riley as part of the Presidential Transition Team. Mr. Webster serves on the board of directors of LKQ Corporation (NYSE). Mr. Webster holds an Executive Masters Professional Director Certification, their highest level, from the American College of Corporate Directors, a public company director education and credentialing organization. Mr. Webster is a 1979 summa cum laude graduate of Washington and Lee University and a Fulbright Scholar. Mr. Webster is also a graduate of the University of Virginia School of Law. Mr. Webster’s knowledge of business and finance developed as a senior executive officer led our Nominating and Corporate Governance Committee to conclude that Mr. Webster is qualified to serve as a director.

Interested Directors

Lawrence E. Golub has served as Chairman of our board of directors since November 2009. The board of directors benefits from Mr. Golub’s business leadership and experience and knowledge of the financial services industry. Mr. Golub previously spent ten years as a principal investor and investment banker. As a Managing Director of the Risk Merchant Bank at Bankers Trust Company, he applied derivative products to principal investing and merger and acquisitions transactions. As a Managing Director of Wasserstein Perella Co., Inc., he established that firm’s capital markets group and debt restructuring practice. As an officer of Allen & Company Incorporated, he engaged in principal investing, mergers and acquisitions advisory engagements and corporate finance transactions. Mr. Golub is active in charitable and civic organizations. He is one of three private Members of the Financial Control Board of the State of New York, President of the Harvard University JD-MBA Alumni Association, a member of the Harvard University Committee on University Resources and a member of the Harvard NeuroDiscovery Advisory Council. Mr. Golub was a White House Fellow and served for over 15 years as Treasurer of the White House Fellows Foundation. Mr. Golub was chairman of Mosholu Preservation Corporation, a non-profit developer and manager of low income housing in the Bronx. He served for over fifteen years as a trustee of Montefiore Medical Center, the university hospital of the Albert Einstein Medical School. He also served for six years as a trustee of Horace Mann School and for five years on the Harvard University Committee for Science and Engineering. Mr. Golub also serves on the board of directors of Empire State Realty. Mr. Golub’s experiences with Golub Capital and his focus on middle-market lending led our Nominating and Corporate Governance Committee to conclude that Mr. Golub is qualified to serve as a director.

David B. Golub has served as our Chief Executive Officer since November 2009. Mr. Golub joined Golub Capital as Vice Chairman in January 2004, after having served as a director of affiliates of the firm since 1995. He brings to the board of directors a diverse knowledge of business and finance. From 1995 through October 2003, Mr. Golub was a Managing Director of Centre Partners Management LLC, a leading private equity firm. From 1995 through 2000, Mr. Golub also served as a Managing Director of Corporate Partners, a private equity fund affiliated with Lazard Fréres & Co. formed to acquire significant minority stakes in established companies. Mr. Golub was the first Chairman of the board of directors and is a long-standing Director of the Michael J. Fox Foundation for Parkinson’s Research. He also serves on the board of directors of The Burton Corporation and has served on the board of public and private companies. Mr. Golub is the brother of Lawrence E. Golub, Chairman of our board of directors. Mr. Golub earned his A.B. degree in Government from Harvard College. He received an M.Phil. in International Relations from Oxford University, where he was a Marshall Scholar, and an M.B.A. from Stanford Graduate School of Business, where he was named an Arjay Miller Scholar. Mr. Golub’s experiences with Golub Capital and his focus on middle-market lending led our Nominating and Corporate Governance Committee to conclude that Mr. Golub is qualified to serve as a director.

Officers Who Are Not Directors

Ross A. Teune has served as our Chief Financial Officer and Treasurer since December 2010. Prior to being elected our Chief Financial Officer and Treasurer, Mr. Teune served as Senior Vice President of Finance at Golub Capital Incorporated from November 2007 to December 2008 and the Administrator from January 2009 to present with responsibility for the financial reporting for its privately managed debt funds. Mr. Teune served as Director of Strategic Planning at Merrill Lynch Capital from April 2006 to November 2007. Prior to this position, Mr. Teune was Vice President of Finance at Antares Capital Corporation from July 2002 to April 2006, where he was responsible for overseeing operations and financial reporting. Mr. Teune also served as the primary liaison to the tax, treasury, external reporting and market risk departments of Massachusetts Life Insurance Company, Antares Capital’s parent company. Mr. Teune also worked at Heller Financial Corporation and KPMG LLP. Mr. Teune graduated from Hope College with a B.A. in Accounting and is a Certified Public Accountant (inactive).

Joshua M. Levinson has served as our Chief Compliance Officer since August 2011 and Secretary since December 2011 and is also the Co-General Counsel and Chief Compliance Officer of GC Advisors, where he has primary responsibility for legal and compliance matters. Mr. Levinson served as Counsel at Magnetar Capital from 2006 to 2010, where he was responsible for the legal affairs of a number of business units and also served as Secretary of Magnetar Spectrum Fund. Prior thereto, Mr. Levinson was a private equity and investment funds attorney at King & Spalding LLP and a corporate attorney at Wilson Sonsini Goodrich & Rosati. Mr. Levinson holds a B.S. from Vanderbilt University and received a J.D. from Georgetown University Law Center, where he was an associate editor of the Georgetown Law Journal.

Gregory A. Robbins is a Managing Director of Golub Capital and has served as our Managing Director since November 2013. Prior to joining Golub Capital in 2004, Mr. Robbins was a Vice President in the Merchant Banking Group at Indosuez Capital. During his tenure at Indosuez Capital, Mr. Robbins originated, structured, executed and managed leveraged finance transactions for middle market private equity sponsors across multiple assets classes. Prior thereto, Mr. Robbins was an associate at Saw Mill Capital, a private equity firm.

Committees of the Board

Audit Committee

The members of the audit committee are John T. Baily, Kenneth F. Bernstein, Anita R. Rosenberg and William M. Webster IV, each of whom meets the independence standards established by the SEC and NASDAQ for audit committees and is independent for purposes of the 1940 Act. William M. Webster IV serves as Chairman of the audit committee. Our board of directors has determined that Mr. Baily, Mr. Bernstein and Mr. Webster are each an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee utilize the services of independent valuation firms to help them determine the fair value of these securities. The audit committee’s charter is available on our website (http://www.golubcapitalbdc.com). The audit committee met four times during the fiscal year ended September 30, 2014.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are John T. Baily, Kenneth F. Bernstein, Anita R. Rosenberg and William M. Webster IV, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance rules. William M. Webster IV serves as Chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The nominating and corporate governance committee has adopted a written nominating and corporate governance committee’s charter is available on our website (http://www.golubcapitalbdc.com).

The nominating and corporate governance committee considers stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our bylaws, the nominating and corporate governance committee’s charter and any applicable law, rule or regulation regarding director nominations. Our bylaws provide that a Stockholder who wishes to nominate a person for election as a director at a meeting of Stockholders must deliver written notice to our corporate secretary, Joshua M. Levinson, c/o Golub Capital BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606. This notice must contain, as to each nominee, all information that would be required under applicable SEC rules to be disclosed in connection with election of a director and certain other information set forth in our bylaws, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our common stock owned, if any; and a written consent of the individual to stand for election if nominated by the board of directors and to serve if elected by the stockholders. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such nominee and a written representation and agreement that such nominee is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with services on the board of directors and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Criteria considered by the nominating and corporate governance committee in evaluating the qualifications of individuals for election as members of the board of directors include compliance with the independence and other applicable requirements of the NASDAQ corporate governance rules, the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the nominating and corporate governance committee’s charter and the ability to contribute to the effective management of Golub Capital BDC, taking into account our needs and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate. The nominating and corporate governance committee also may consider such other factors as it may deem are in the best interests of us and our stockholders. The nominating and corporate governance committee met four times during the fiscal year ended September 30, 2014.

Compensation Committee

The members of the compensation committee are John T. Baily, Kenneth F. Bernstein, Anita R. Rosenberg and William M. Webster IV, each of whom meets the independence standards established by the SEC and the NASDAQ corporate governance rules. Anita R. Rosenberg serves as chairperson of the compensation committee. The compensation committee is responsible for determining, or recommending to the board of directors for determination, the compensation, if any, of our chief executive officer and our other executive officers. Currently none of our executive officers are compensated by us and, as a result, the compensation committee does not produce and/or review a report on executive compensation practices. The compensation committee is responsible for reviewing the reimbursement by us to the Administrator of the allocable portion of our chief financial officer and chief compliance officer and their respective staffs on an annual basis.

The compensation committee also has the authority to engage compensation consultants following consideration of certain factors related to such consultants’ independence. The compensation committee charter is available on our website at www.golubcapitalbdc.com. The compensation committee met once during the fiscal year ended September 30, 2014.

Compensation of Directors

The following table shows information regarding the compensation earned by our independent directors for the fiscal year ended September 30, 2014. No compensation is paid to directors who are “interested persons.”

Name	Aggregate Compensation from Golub Capital BDC(1)	Total Compensation from Golub Capital BDC Paid to Director(1)
Independent Directors
John T. Baily	$84,500	$84,500
Kenneth F. Bernstein	$84,500	$84,500
Anita R. Rosenberg	$84,500	$84,500
William M. Webster IV	$94,500	$94,500
Interested Director
Lawrence E. Golub	—	—
David B. Golub	—	—

(1)	The amounts listed are for the fiscal year ending September 30, 2014. For a discussion of the independent directors’ compensation, see below.

The independent directors will receive an annual fee of $75,000 for the fiscal year ending September 30, 2015. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular board of directors meeting and $500 for each special telephonic meeting. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and $500 for each telephonic committee meeting (provided that such compensation will only be paid if the committee meeting is not held on the same day as any regular board meeting). The chairman of the audit committee receives an annual fee of $10,000. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

No compensation is paid to directors who are “interested persons.”

Investment Committee

The investment committee of GC Advisors responsible for our investments meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by GC Advisors on our behalf. In addition, the investment committee reviews and determines whether to make prospective investments identified by GC Advisors and monitors the performance of our investment portfolio. Our investment professionals receive no compensation from us. The compensation of these individuals is paid by an affiliate of our Investment Adviser and includes an annual base salary and, in certain cases, an annual bonus based on an assessment of short-term and long-term performance.

Information regarding members of GC Advisors’ investment committee is as follows:

Name	Age	Position
Lawrence E. Golub	55	Chairman of our board of directors
David B. Golub	52	Chief Executive Officer, Director
Gregory W. Cashman	50	Senior Managing Director of Golub Capital
Andrew H. Steuerman	46	Senior Managing Director of Golub Capital

The address for each member of the investment committee is c/o Golub Capital BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, IL 60606.

Members of GC Advisors’ Investment Committee Who Are Not Our Directors or Officers

Gregory W. Cashman has served on GC Advisors’ investment committee since the registration of GC Advisors as a registered investment adviser. Mr. Cashman is a Senior Managing Director of Golub Capital. Mr. Cashman co-heads Golub Capital’s Direct Lending Group, overseeing Underwriting, Deal Execution and Portfolio Management and is a member of the firm’s investment and watch list committees. Mr. Cashman also oversees Golub Capital’s Middle-market Club Investments business. Prior to joining Golub Capital in 1996, Mr. Cashman worked in various finance positions at Bristol-Myers Squibb Co. from 1993 to 1996, and was named Manager of Business Development for the venture capital arm of Bristol-Myers Squibb Co.’s Consumer Medicines Division. In that position, he was responsible for analyzing and negotiating investment and acquisition opportunities. Previously, Mr. Cashman spent four years as a senior accountant with Arthur Andersen & Co., serving emerging growth companies. He is a director or advisory director of a number of Golub Capital’s portfolio companies. Mr. Cashman graduated from the McIntire School of The University of Virginia with a B.S. in Commerce and received an M.B.A. from the Darden School of Business.

Andrew H. Steuerman has served on GC Advisors’ investment committee since the registration of GC Advisors as a registered investment adviser. Mr. Steuerman is a Senior Managing Director of Golub Capital. Mr. Steuerman co-heads Golub Capital’s Direct Lending group, overseeing Origination, Deal Execution and Capital Markets and is a member of the firm’s investment and watch list committees. Prior to joining Golub Capital in 2004, Mr. Steuerman was a Managing Director at Albion Alliance from April 1998 to January 2004, where he originated, executed and supervised subordinated debt and equity investments for two private partnerships. Prior to Albion, Mr. Steuerman was a Vice President at Bankers Trust Alex Brown from 1997 to 1998 and an investment manager with New York Life Insurance Company from 1989 to 1997 in the Private Equity and Mezzanine Group. At New York Life, Mr. Steuerman was a senior member of the Private Equity Group managing leveraged senior loans, mezzanine investments, private equity securities and limited partnership assets. Mr. Steuerman graduated from Pace University with a B.B.A. in Finance and holds an M.B.A. in Finance from St. John’s University.

Portfolio Management

Each investment opportunity requires the consensus and generally receives the unanimous approval of GC Advisors’ investment committee. Follow-on investments in existing portfolio companies may require the investment committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the investment committee. The day-to-day management of investments approved by the investment committee is overseen by Messrs. Lawrence and David Golub. Biographical information with respect to Messrs. Lawrence and David Golub is set out under “— Biographical Information — Interested Directors.”

Each of Lawrence Golub and David Golub has ownership and financial interests in, and may receive compensation and/or profit distributions from, GC Advisors. Neither Lawrence Golub nor David Golub receives any direct compensation from us. As of the date of this prospectus, Lawrence Golub and David Golub each beneficially owned more than $1 million of our common stock. Lawrence Golub and David Golub are also primarily responsible for the day-to-day management of approximately 17 other pooled investment vehicles, with over $8.5 billion of capital under management, and approximately 16 other accounts, with over $1.7 billion of capital under management, in which their affiliates receive incentive fees. See “Control Persons and Principal Stockholders.”

MANAGEMENT AGREEMENTS

Investment Advisory Agreement

GC Advisors is located at 150 South Wacker Drive, Suite 800, Chicago, IL 60606. GC Advisors is registered as an investment adviser under the Advisers Act. All of the beneficial interests in GC Advisors are owned, indirectly, by two affiliated trusts. The trustees of those trusts are David B. Golub and Lawrence E. Golub. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, GC Advisors manages our day-to-day operations and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, GC Advisors:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make;
•	executes, closes, services and monitors the investments we make;
•	determines the securities and other assets that we purchase, retain or sell;
•	performs due diligence on prospective portfolio companies; and
•	provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Certain personnel of Golub Capital LLC conduct activities on our behalf directly through, and under the supervision of, GC Advisors. GC Advisors’ services under the Investment Advisory Agreement are not exclusive. Pursuant to the Staffing Agreement, Golub Capital LLC provides GC Advisors with the resources to fulfill its obligations under the Investment Advisory Agreement, including staffing by experienced investment professionals and access to the senior investment personnel of Golub Capital LLC, including a commitment by each member of GC Advisors’ investment committee to serve in such capacity. These personnel services are provided under the Staffing Agreement on a direct cost reimbursement basis to GC Advisors. Subject to the requirements of the 1940 Act, GC Advisors may enter into one or more sub-advisory agreements under which GC Advisors may obtain assistance in fulfilling its responsibilities under the Investment Advisory Agreement.

Management Fee

Pursuant to the Investment Advisory Agreement, we pay GC Advisors a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee is ultimately borne by our stockholders.

The base management fee is calculated at an annual rate equal to 1.375% of our average adjusted gross assets at the end of the two most recently completed calendar quarters (excluding cash and cash equivalents but including assets purchased with borrowed funds and securitization-related assets, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian). For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. Additionally, GC Advisors is voluntarily excluding assets funded with secured borrowing proceeds from the management fee. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during a current calendar quarter. Base management fees for any partial month or quarter are appropriately pro-rated. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase (which is different than the GAAP definition, which defines cash equivalents as U.S. government securities and commercial paper instruments maturing within 90 days of purchase). To the extent that GC Advisors or any of its affiliates provides investment advisory, collateral management or other similar services to a subsidiary of ours, the base management fee shall be reduced by an amount equal to the product of (1) the total fees paid to GC Advisors by such subsidiary for such services and (2) the percentage of such subsidiary’s total equity, including membership interests and any class of notes not exclusively held by one or more third parties, that is owned, directly or indirectly, by us. For the fiscal years ended September 30, 2014, 2013 and 2012, we paid GC Advisors base management fees of $10.9 million, $6.8 million and $4.9 million, respectively, pursuant to the Investment Advisory Agreement.

We pay GC Advisors an incentive fee. We have structured the calculation of the incentive fee to include a fee limitation such that an incentive fee for any quarter can only be paid to GC Advisors if, after such payment, the cumulative incentive fees paid to GC Advisors since April 13, 2010, the effective date of our election to become a business development company, would be less than or equal to 20.0% of our Cumulative Pre-Incentive Fee Net Income (as defined below).

We accomplish this limitation by subjecting each quarterly incentive fee payable under the Income and Capital Gains Incentive Fee Calculation (as defined below) to the Incentive Fee Cap. The Incentive Fee Cap in any quarter is equal to the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income and (b) cumulative incentive fees of any kind paid to GC Advisors by us since April 13, 2010. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, no incentive fee would be payable in that quarter. “Cumulative Pre-Incentive Fee Net Income” is equal to the sum of (a) Pre-Incentive Fee Net Investment Income (as defined below) for each period since April 13, 2010 and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since April 13, 2010. “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Investment Advisory Agreement and the Administration Agreement, any expenses of securitizations and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends, and zero coupon securities, accrued income that we have not yet received in cash. GC Advisors does not return to us amounts paid to it on accrued income that we have not yet received in cash if such income is not ultimately received by us in cash. If we do not ultimately receive income, a loss would be recognized, reducing future fees.

Incentive fees are calculated as described below and payable quarterly in arrears (or, upon termination of the Investment Advisory Agreement, as of the termination date).

Income and Capital Gain Incentive Fee Calculation

The Income and Capital Gain Incentive Fee Calculation has two parts: the income component and the capital gains component. The income component is calculated quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the income component, it is possible that an incentive fee may be calculated under this formula with respect to a period in which we have incurred a loss. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a calendar quarter, the income component will result in a positive value and an incentive fee will be paid unless the payment of such incentive fee would cause us to pay incentive fees on a cumulative basis that exceed 20.0% of our Cumulative Pre-Incentive Fee Net Income.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% quarterly. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our Pre-Incentive Fee Net Investment Income and make it easier for GC Advisors to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our Pre-Incentive Fee Net Investment Income used to calculate this part of the incentive fee is also included in the amount of our total assets (excluding cash and cash equivalents but including assets purchased with borrowed funds and securitization-related assets and cash collateral on deposit with custodian) used to calculate the 1.375% base management fee, which fee is payable on all of our assets managed by GC Advisors.

We calculate the income component of the Income and Capital Gains Incentive Fee Calculation with respect to our Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:

•	zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;
•	100.0% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide GC Advisors with 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

The sum of these calculations yields the “Income Incentive Fee.” This amount is appropriately adjusted for any share issuances or repurchases during the quarter.

The following is a graphical representation of the Income Incentive Fee calculation:

Quarterly Income Component of Income and Capital Gain Incentive Fee Calculation Based on Net Income

Pre-Incentive Fee Net Investment Income
(Expressed as a Percentage of the Value of Net Assets)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to Income Component of Income and Capital Gain Incentive Fee Calculation

The Capital Gain Incentive Fee equals (a) 20.0% of our Capital Gain Incentive Fee Base, if any, calculated in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the calendar year ending December 31, 2010, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. On August 5, 2014, we amended the Investment Advisory Agreement, effective as of June 30, 2014, to provide that the Capital Gain Incentive Fee Base is reduced by the amount of any unamortized deferred financing costs, if and to the degree that such costs exceed unrealized capital appreciation. Our “Capital Gain Incentive Fee Base” equals(1) the sum of (i) our realized capital gains (including realized capital gains on derivative instruments), if any, on a cumulative positive basis from April 13, 2010 through the end of each calendar year, (ii) all realized capital losses (including realized capital losses on derivative instruments) on a cumulative basis and (iii) all unrealized capital depreciation (including unrealized capital depreciation on derivative instruments) on a cumulative basis less (2) all unamortized deferred financing costs, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis.

•	The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost base of such investment.
•	The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

•	The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

The Capital Gain Incentive Fee payable as calculated under the Investment Advisory Agreement (as described above) for the years ended September 30, 2014, 2013 and 2012 was $0. However, in accordance with GAAP, we are required to accrue for the Capital Gain Incentive Fee on a quarterly basis and are further required to include the aggregate unrealized capital appreciation on investments when calculating the capital gain incentive fee accrual, as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. If the Capital Gain Incentive Fee Base, adjusted as required by GAAP to include unrealized appreciation, is positive at the end of a period, then GAAP requires us to accrue a capital gain Incentive fee equal to 20% of such amount, less the aggregate amount of the actual Capital Gain Incentive Fees paid or capital gain incentive fees accrued under GAAP in all prior periods. If such amount is negative, then there is no accrual for such period. The resulting accrual under GAAP for any capital gain incentive fee payable in a given period may result in additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. There can be no assurance that such unrealized capital appreciation will be realized in the future. Since inception through September 30, 2014, we have not made any Capital Gain Incentive Fee payments. For the year ended September 30, 2014, we accrued a capital gain incentive fee payable under GAAP of $96. For the years ended September 30, 2013 and 2012, we did not accrue a capital gain incentive fee payable under GAAP.

The sum of the Income Incentive Fee and the Capital Gain Incentive Fee is the “Incentive Fee.” For the fiscal years ended September 30, 2014, 2013, and 2012, we paid GC Advisors incentive fees of $8.5 million, $9.6 million and $4.3 million, respectively, pursuant to the Investment Advisory Agreement.

Cap on Fees

The Incentive Fee will not be paid at any time if, after such payment, the cumulative Incentive Fees paid to date would be greater than 20.0% of our Cumulative Pre-Incentive Fee Net Income since April 13, 2010. In this prospectus, we refer to such amount, less any Incentive Fees previously paid, as the Incentive Fee Cap. If, for any relevant period, the Incentive Fee Cap calculation results in our paying less than the amount of the Incentive Fee calculated above, then the difference between the Incentive Fee and the Incentive Fee Cap will not be paid by us, and will not be received by GC Advisors as an Incentive Fee either at the end of such relevant period or at the end of any future period. For the avoidance of doubt, our stockholders benefit from a reduction in the amount of Incentive Fees that we pay, and that they pay indirectly, equal to the sum of the differences, if any, between the Incentive Fee and the Incentive Fee Cap.

Examples of Quarterly Incentive Fee Calculation

Example 1 — Income Related Portion of Incentive Fee(1):

Assumptions

Hurdle rate(2) = 2.00%

Management fee(3) = 0.344%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.35%

(1)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is at least 8.0% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases).
(2)	Represents a quarter of the 8.0% annualized hurdle rate.
(3)	Represents a quarter of the 1.375% annualized management fee.
(4)	Excludes offering expenses.

Alternative 1

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Pre-Incentive Fee Net Investment Income (investment income – (management fee + other expenses)) = 0.556%

Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate, therefore there is no Incentive Fee.

Alternative 2

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.80%

Pre-Incentive Fee Net Investment Income (investment income – (management fee + other expenses)) = 2.106%

Pre-Incentive Fee Net Investment Income exceeds hurdle rate, therefore there is an Incentive Fee.

Incentive Fee	= 100% × “catch-up” + the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)) = (100% × (2.106% – 2.00%)) + 0% = 100% × 0.106% = 0.106%

Alternative 3

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Pre-Incentive Fee Net Investment Income (investment income – (management fee + other expenses)) = 2.806%

Pre-Incentive Fee Net Investment Income exceeds hurdle rate, therefore there is an Incentive Fee.

Incentive Fee	= 100% × “catch-up” + the greater of 0% AND
  (20% × (Pre-Incentive Fee Net Investment Income – 2.50%))
= (100% × (2.50% – 2.00%)) + (20% × (2.806% –  2.50%))
= 0.50% + (20% × 0.306%)
= 0.50% + 0.061%
= 0.561%

Example 2 — Capital Gains Portion of Incentive Fee:

Alternative 1

Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”) and $30 million investment made in Company B (“Investment B”)
Year 2:	Investment A is sold for $15 million and fair market value (“FMV”) of Investment B determined to be $29 million
Year 3:	FMV of Investment B determined to be $27 million
Year 4:	Investment B sold for $25 million

The capital gains portion of the Incentive Fee, if any, would be:

Year 1:	None (No sales transactions)
Year 2:	None (Sales transaction resulted in a realized capital loss on Investment A)
Year 3:	None (No sales transactions) 123 TABLE OF CONTENTS
Year 4:	None (Sales transaction resulted in a realized capital loss on Investment B)

Each quarterly incentive fee payable on the Income and Capital Gains Incentive Fee Calculation is subject to the Incentive Fee Cap. Below are the necessary adjustments to the Incentive Fee payable to adhere to the Incentive Fee Cap.

Year 1:	No adjustment; no realized capital losses or unrealized capital depreciation.
Year 2:	Investment A sold at a $5 million loss. Investment B has unrealized capital depreciation of $1 million. Therefore, GC Advisors would not be paid on the $6 million realized/unrealized loss, which would result in a lower Incentive Fee by $1.2 million.
Year 3:	Investment B has unrealized capital depreciation of $2 million. Therefore, GC Advisors would not be paid on the $2 million unrealized capital depreciation, which would result in a lower Incentive Fee by $400,000.
Year 4:	Investment B sold at a $5 million loss. Investment B was previously marked down by $3 million; therefore, we would realize a $5 million loss on Investment B and reverse the previous $3 million in unrealized capital depreciation. The net effect would be a loss of $2 million. GC Advisors would not be paid on the $2 million loss, which would result in a lower Incentive Fee by $400,000.

Alternative 2

Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
Year 2:	FMV of Investment A determined to be $18 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million.
Year 3:	Investment A sold for $18 million. FMV of Investment B determined to be $24 million and FMV of Investment C determined to be $25 million
Year 4:	FMV of Investment B determined to be $22 million. Investment C sold for $24 million
Year 5:	Investment B sold for $20 million

The capital gains portion of the Incentive Fee, if any, would be:

Year 1:	None (No sales transactions)
Year 2:	None (No sales transactions)
Year 3:	None (Sales transaction resulted in a realized capital loss on Investment A)
Year 4:	None (Sales transaction resulted in a realized capital loss on Investment C)
Year 5:	None (Sales transaction resulted in a realized capital loss on Investment B)

Each quarterly Incentive Fee payable on the Income and Capital Gains Incentive Fee Calculation is subject to the Incentive Fee Cap. Below are the necessary adjustments to the Incentive Fee payable to adhere to the Incentive Fee Cap.

Year 1:	No adjustment; no realized capital losses or unrealized capital depreciation.
Year 2:	Investment A has unrealized capital depreciation of $2 million. Investment B has unrealized capital depreciation of $5 million. Therefore, GC Advisors would not be paid on the $7 million unrealized capital depreciation which would result in a lower Incentive Fee by $1.4 million.
Year 3:	Investment A sold at a $2 million loss. Investment A was previously marked down by $2 million; therefore, we would realize a $2 million loss on Investment A and reverse the previous $2 million in unrealized capital depreciation. Investment B has additional unrealized capital depreciation of $1 million. The net effect would be a loss of $1 million. GC Advisors would not be paid on the $1 million loss, which would result in a lower Incentive Fee by $200,000.

Year 4:	Investment B has additional unrealized capital depreciation of $2 million. Investment C sold at a $1 million realized loss. Therefore, GC Advisors would not be paid on the $3 million realized/unrealized loss, which would result in a lower Incentive Fee by $600,000.
Year 5:	Investment B sold at a $10 million loss. Investment B was previously marked down by $8 million; therefore, we would realize a $10 million loss on Investment B and reverse the previous $8 million in unrealized capital depreciation. The net effect would be a loss of $2 million. GC Advisors would not be paid on the $2 million loss, which would result in a lower Incentive Fee by $400,000.

Alternative 3

Assumptions

Year 1:	$25 million investment made in Company A (“Investment A”) and $20 million investment made in Company B (“Investment B”)
Year 2:	Investment A is sold for $30 million, FMV of Investment B determined to be $21 million and $2 million of unamortized deferred financing costs
Year 3:	FMV of Investment B determined to be $23 million and $1 million of unamortized deferred financing costs
Year 4:	Investment B sold for $23 million and $0 of unamortized deferred financing costs

The capital gains portion of the Incentive Fee, if any, would be:

Year 1:	None (No sales transactions)
Year 2:	$800,000 (20% multiplied by (i) $5 million realized capital gains on sale of Investment A less (ii) $1 million unamortized deferred financing costs ($2 million of unamortized deferred financing costs less $1 million of unrealized gain))
Year 3:	$200,000 (20% multiplied by $5 million realized capital gains on sale of Investment A less $800,000 (Capital Gain Incentive Fee paid in year 2))
Year 4:	$600,000 (20% multiplied by $8 million realized capital gains on sale of Investment A and Investment B less Capital Gain Incentive Fee paid in years 2 and 3).

Each quarterly Incentive Fee payable on the Income and Capital Gain Incentive Fee Calculation is subject to the Incentive Fee Cap. Below are the necessary adjustments to the Incentive Fee payable to adhere to the Incentive Fee Cap.

Year 1:	No adjustment necessary
Year 2:	No adjustment necessary. GC Advisors would not be paid on the $1 million unrealized gain on Investment B.
Year 3:	No adjustment necessary. GC Advisors would not be paid on the $3 million unrealized gain on Investment B.
Year 4:	No adjustment necessary

Payment of Our Expenses

All investment professionals of GC Advisors and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by GC Advisors and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions, including:

•	organizational expenses;
•	calculating our net asset value (including the cost and expenses of any independent valuation firm);
•	fees and expenses incurred by GC Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments, which fees and expenses may include, among other items, due diligence reports, appraisal reports, any studies that may be commissioned by GC Advisors and travel and lodging expenses;

•	interest payable on debt, if any, incurred to finance our investments and expenses related to unsuccessful portfolio acquisition efforts;
•	offerings of our common stock and other securities;
•	investment advisory and management fees;
•	administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and the Administrator based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief compliance officer, chief financial officer and their respective staffs);
•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with evaluating and making, investments in portfolio companies, including costs associated with meeting financial sponsors;
•	transfer agent, dividend agent and custodial fees and expenses;
•	U.S. federal and state registration and franchise fees;
•	all costs of registration and listing our shares on any securities exchange;
•	U.S. federal, state and local taxes;
•	independent directors’ fees and expenses;
•	costs of preparing and filing reports or other documents required by the SEC or other regulators;
•	costs of any reports, proxy statements or other notices to stockholders, including printing costs;
•	costs associated with individual or group stockholders;
•	costs associated with Sarbanes-Oxley Act compliance;
•	our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;
•	proxy voting expenses; and
•	all other expenses incurred by us or the Administrator in connection with administering our business.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement, as amended, will continue in effect from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons,” as that term is defined in the 1940 Act, of us or GC Advisors. The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by GC Advisors and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities, by vote, may also terminate the Investment Advisory Agreement without penalty. See “Risk Factors — Risks Relating to our Business and Structure — We are dependent upon key personnel of GC Advisors for our future success and upon their access to the investment professionals and partners of Golub Capital and its affiliates.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GC Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GC Advisors’ services under the Investment Advisory Agreement or otherwise as our investment adviser.

Board Approval of the Investment Advisory Agreement

At a meeting of our board of directors held in May 2014, our board of directors voted unanimously to reapprove the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the board of directors reviewed a significant amount of information and considered, among other things:

•	the nature, extent and quality of the advisory and other services provided to us by GC Advisors;
•	the relative investment performance of us since April 1, 2013 and since our inception;
•	the fee structures of comparable externally managed business development companies that engage in similar investing activities; and
•	various other matters.

Based on the information reviewed and the considerations detailed above, the board of directors, including all of the directors who are not “interested persons,” as that term is defined in the 1940 Act, of us or GC Advisors, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the Investment Advisory Agreement, as well as the Administration Agreement, as being in the best interests of our stockholders.

Administration Agreement

Pursuant to the Administration Agreement, the Administrator furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, the Administrator performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, the Administrator also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance. The Administrator may retain third parties to assist in providing administrative services to us. To the extent that the Administrator outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to the Administrator. We reimburse the Administrator for the allocable portion (subject to approval of our board of directors) of the Administrator’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. In addition, if requested to provide significant managerial assistance to our portfolio companies, the Administrator is paid an additional amount based on the cost of the services provided, which shall not exceed the amount we receive from such portfolio companies for providing this assistance. In May 2014, the Administration Agreement was renewed for a one-year term with the unanimous approval of our board of directors. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as our administrator.

License Agreement

We have entered into a license agreement with Golub Capital LLC under which Golub Capital LLC has granted us a non-exclusive, royalty-free license to use the name “Golub Capital”. Under this agreement, we will have a right to use the “Golub Capital” name for so long as GC Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Golub Capital” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with GC Advisors is in effect.

Staffing Agreement

We do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of the senior investment professionals of GC Advisors to achieve our investment objective. GC Advisors is an affiliate of Golub Capital LLC and depends upon access to the investment professionals and other resources of Golub Capital LLC and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. GC Advisors also depends upon Golub Capital LLC to obtain access to deal flow generated by the professionals of Golub Capital LLC and its affiliates. Under the Staffing Agreement, Golub Capital LLC provides GC Advisors with the resources necessary to fulfill these obligations. The Staffing Agreement provides that Golub Capital LLC will make available to GC Advisors experienced investment professionals and access to the senior investment personnel of Golub Capital LLC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of GC Advisors’ investment committee serve in such capacity. The Staffing Agreement remains in effect until terminated and may be terminated by either party without penalty upon 60 days’ written notice to the other party. Services under the Staffing Agreement are provided to GC Advisors on a direct cost reimbursement basis, and such fees are not our obligation.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We have entered into agreements with GC Advisors, in which members of our senior management and members of GC Advisors’ investment committee have ownership and financial interests. Members of our senior management and the investment committee also serve as principals of other investment advisers affiliated with GC Advisors that do and may in the future sponsor or manage accounts with investment objectives similar to ours. In addition, our executive officers and directors and the members of GC Advisors and its investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of accounts managed or sponsored by our affiliates. These accounts may have investment objectives similar to our investment objective.

Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates.

GC Advisors and its affiliates have both subjective and objective policies and procedures in place and designed to manage the potential conflicts of interest between GC Advisors’ fiduciary obligations to us and its similar fiduciary obligations to other clients. To the extent that we compete with entities sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. GC Advisors’ allocation policies are intended to ensure that, over time, we may generally share equitably with other accounts sponsored or managed by GC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other accounts. There can be no assurance that GC Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

GC Advisors has historically sponsored or managed, and currently sponsors or manages, accounts with similar or overlapping investment strategies and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. GC Advisors seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts sponsored or managed by GC Advisors and its affiliates. When we invest alongside such other accounts, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, if an investment opportunity is appropriate for us and another similar eligible account, the opportunity will be allocated pro rata based on the relative total capital of each of us and such other eligable accounts, subject to minimum and maximum investment size limits. Where there is an insufficient amount of an investment opportunity to fully satisfy us and other accounts sponsored or managed by GC Advisors or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata to us and each other eligible account based on the total capital allocated to the asset class of the investment and subject to the minimum and maximum investment size limits for each such party. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, we and such other entities would be making different investments in the same issuer, GC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods.

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates of GC Advisors, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to us and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that we will obtain any such order. We and GC Advisors have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

GC Advisors and its affiliates have other clients with similar or competing investment objectives, including several private funds that are pursuing an investment strategy similar to ours, some of which may seek new capital from time to time. In serving these clients, GC Advisors may have obligations to other clients or investors in those entities. Our investment objective may overlap with such affiliated accounts. GC Advisors’ allocation procedures are designed to allocate investment opportunities among the accounts sponsored or managed by GC Advisors and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more accounts with similar investment strategies are actively investing, GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. Our board of directors regularly reviews the allocation policy of Golub Capital and annually reviews the code of ethics of GC Advisors.

Our senior management, members of GC Advisors’ investment committee and other investment professionals from GC Advisors may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law. In addition, we have adopted a formal code of ethics that governs the conduct of our and GC Advisors’ officers, directors and employees. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the DGCL.

We have entered into the Investment Advisory Agreement with GC Advisors pursuant to which we pay GC Advisors a base management fee and incentive fee. Our board of directors reapproved the Investment Advisory Agreement for a one-year term in May 2014. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for GC Advisors to make certain types of investments. Additionally, we rely on investment professionals from GC Advisors to assist our board of directors with the valuation of our portfolio investments. GC Advisors’ base management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of GC Advisors are involved in the valuation process of our portfolio investments.

We have entered into a license agreement with Golub Capital LLC under which Golub Capital LLC granted us a non-exclusive, royalty-free license to use the name “Golub Capital.”

Pursuant to the Administration Agreement Golub Capital LLC furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Our board of directors reapproved the Administration Agreement for a one-year term in May 2014. Effective February 5, 2013, we consented to the assignment by GC Service Company, LLC of the Administration Agreement to Golub Capital LLC, following which Golub Capital LLC serves as our administrator. Under our Administration Agreement, Golub Capital LLC performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. GC Advisors is the sole member of and controls Golub Capital LLC.

GC Advisors is an affiliate of Golub Capital LLC, with whom it has entered into the Staffing Agreement. Under this agreement, Golub Capital LLC makes available to GC Advisors experienced investment professionals and access to the senior investment personnel and other resources of Golub Capital LLC and its affiliates. The Staffing Agreement provides GC Advisors with access to deal flow generated by the professionals of Golub Capital LLC and its affiliates and commits the members of GC Advisors’ investment committee to serve in that capacity. GC Advisors seeks to capitalize on what we believe to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital LLC’s investment professionals.

In our common stock offering that closed on October 19, 2012, Golub Capital Employee Grant Program Rabbi Trust, a trust organized for the purpose of awarding equity incentive compensation to employees of Golub Capital, purchased an aggregate of $3.0 million of shares at the public offering price of $15.58 per share. In addition, in the same offering, Mr. William M. Webster IV, one of our directors, purchased 10,000 shares at the public offering price of $15.58 per share. The same trust purchased an aggregate of $1.0 million of shares in our common stock offering that closed on January 18, 2013 at the public offering price per share of $15.87 per share. In our common stock offering that closed on September 17, 2013, Golub Capital Employee Grant Program Rabbi Trust and GCI Development LLC purchased an aggregate of $1,734,000 of shares at the public offering price of $16.95 per share. In addition, in the same offering, Mr. William M. Webster IV and certain of his family members purchased an aggregate of 40,000 shares in the offering at the public offering price of $16.95 per share.

GC Advisors serves as collateral manager to our indirect subsidiary, the 2010 Issuer, under a collateral management agreement and receives a fee for providing these services that is offset against the base management fee payable by us under the Investment Advisory Agreement. GC Advisors serves as collateral manager to our direct subsidiary, the 2014 Issuer, under a collateral management agreement and receives a fee for providing these services that is offset against the base management fee payable by us under the Investment Advisory Agreement.

Golub Capital LLC serves as administrative agent for SLF, an unconsolidated Delaware limited liability company that invests in senior secured loans and is co-managed by Golub Capital BDC and United Insurance Company. Pursuant to the Administrative and Loan Services Agreement between SLF and Golub Capital LLC, Golub Capital LLC provides certain loan servicing and administrative functions to SLF and is reimbursed for certain of its costs and expenses by SLF.

The audit committee, in consultation with our Chief Executive Officer, Chief Compliance Officer and legal counsel, has established a written policy to govern the review of potential related party transactions. The audit committee conducts quarterly reviews of any potential related party transactions and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to our Code of Conduct or Code of Ethics.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of December 9, 2014, there were 47,119,498 shares of common stock outstanding. As of the date of this prospectus, the following table sets out certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote five percent or more of our outstanding common stock, each of our directors and officers and all officers and directors as a group.

Name and Address	Type of Ownership	Shares Owned	Percentage
Lawrence E. Golub(1)(2)	Beneficial	753,679	1.6%
David B. Golub(1)(2)	Beneficial	623,018	1.3%
John T. Baily(1)	Beneficial	19,203	*%
Kenneth F. Bernstein(1)	Beneficial	31,263	*%
Anita R. Rosenberg(1)	Beneficial	28,760	*%
William M. Webster IV(1)	Beneficial	197,963	*%
Ross A. Teune(1)	Beneficial	5,920	*%
Joshua M. Levinson(1)	Beneficial	8,427	*%
All officers and directors as a group (8 persons)	Beneficial	1,205,744	2.6%

*	Represents less than 1.0%.
(1)	The address for each of our officers and directors is c/o Golub Capital BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, IL 60606.
(2)	Messrs. Lawrence E. Golub and David B. Golub are control persons of GCI Development LLC, GCOP LLC and Golub Capital LLC. The shares of common stock shown in the above table as being owned by each named individual reflect the fact that, due to their control of such entities each may be viewed as having shared voting and dispositive power over all of the 462,309 shares of common stock directly owned by such entities although shares will be held for the benefit of employees of such entities. Messrs. Lawrence E. Golub and David B. Golub disclaim beneficial ownership of such shares of common stock except to the extent of their respective pecuniary interest therein.

In addition, the immediate family members or entities owned by, or family trusts for the benefit of, the families of Messrs. Lawrence E. Golub and David B. Golub own 291,370 and 160,709 shares (including shares subsequently issued under our Dividend Reinvestment Plan), respectively, and Messrs. Lawrence E. Golub and David B. Golub may be deemed as having investment power over such shares.

We are not part of a “family of investment companies,” as that term is defined in the 1940 Act. The following table sets out the dollar range of our equity securities that each of our directors beneficially owned as of December 31, 2013 based on the closing price of $19.11 on such date.

Name of Director	Dollar Range of Equity Securities in Golub Capital BDC(1)
Independent Directors
John T. Baily	Over $100,000
Kenneth F. Bernstein	Over $100,000
Anita R. Rosenberg	Over $100,000
William M. Webster IV	Over $100,000
Interested Directors
Lawrence E. Golub	Over $100,000
David B. Golub	Over $100,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

The following table sets forth the dollar range of limited partnership interests in other private funds advised by Golub Capital and beneficially owned by any of our independent directors and his or her immediate family as of December 31, 2013.

Name of Director	Name of Owners	Name of Investment	Title of Class	Value of Securities(1)
Independent Directors
William M. Webster IV	William M. Webster IV;
Lindsay Webster;
William M. Webster III;
J. Lyles Glenn, TTE, FBO William M. Webster V
Trust UAD 3/15/99;
Lindsay Lavine Webster,
TTE, FBO Lindsay Lavine
Webster Rev
Trust dtd 3/15/2006	Golub Capital
Partners V, L.P.;
Golub Capital
Partners VI, L.P.;
Golub Capital
Partners VII, L.P.;
GC Coinvestment, L.P.;
GC 2009 Mezzanine
Partners, L.P.;
Golub Capital
International Ltd.;
LEG Partners, L.P.;
Golub Capital Partners
9, L.P.
			N/A – Single Class	Over $100,000 in each

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors based on the input of management and the audit committee. In addition, the board of directors has retained independent valuation firms to review the valuation of each portfolio investment for which a market quotation is not available at least once during each 12-month period.

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

A readily available market value is not expected to exist for many of the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities, including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from values that may ultimately be received or settled. See “Risk Factors — Risks Relating to our Investments — Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.”

With respect to investments for which market quotations are not readily available, our board of directors undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by investment professionals of GC Advisors responsible for credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with our senior management and GC Advisors.
•	The audit committee of our board of directors reviews these preliminary valuations.
•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.
•	The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

The factors that are taken into account in fair value pricing investments include available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the portfolio company’s earnings and discounted cash flows and the markets in which it does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates not verifiable by auditing procedures. Under current auditing standards, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

We follow ASC Topic 820 for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity. Our fair value analysis includes an analysis of the value of any unfunded loan commitments. Assets and liabilities are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. The three levels are defined as follows:

Level 1:  Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2:  Inputs include quoted prices for similar assets or liabilities in active markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the assets or liabilities.

Level 3:  Inputs include significant unobservable inputs for the assets or liabilities and include situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and we consider factors specific to the asset or liability. We assess the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for investments during the years ended September 30, 2014, 2013 and 2012. The following section describes the valuation techniques used by us to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by our board of directors, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with approximately 25% (based on fair value) of our valuations of debt and equity investments without readily available market quotations subject to review by an independent valuation firm. All investments as of September 30, 2014 and 2013 with the exception of money market funds included in cash and cash equivalents (Level 1 investments), were valued using Level 3 inputs of the fair value hierarchy.

When determining fair value of Level 3 debt and equity investments we may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable valuable of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, and changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, we will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, we use a market interest rate yield analysis to determine fair value. In addition, for certain debt investments, we may base our valuation on indicative bid and ask prices provided by an independent third party pricing service. Bid prices reflect the highest price that we and others may be willing to pay. Ask prices represent the lowest price that we and others may be willing to accept. We generally uses the midpoint of the bid/ask range as our best estimate of fair value of such investment.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such assets and liabilities are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which such investment had previously been recorded.

Our investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments, borrowings and derivatives are traded.

In accordance with GAAP, we are required to accrue for the Capital Gain Incentive Fee on a quarterly basis and are further required to include the aggregate unrealized capital appreciation on investments when calculating the capital gain incentive fee accrual, as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. If the Capital Gain Incentive Fee Base, adjusted as required by GAAP to include unrealized appreciation, is positive at the end of a period, then GAAP requires us to accrue a capital gain Incentive fee equal to 20% of such amount, less the aggregate amount of the actual Capital Gain Incentive Fees paid or capital gain incentive fees accrued under GAAP in all prior periods. If such amount is negative, then there is no accrual for such period. The resulting accrual under GAAP for any capital gain incentive fee payable in a given period may result in additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. There can be no assurance that such unrealized capital appreciation will be realized in the future.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We may use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the date of such distribution, provided that in the event the market price per share on the date of such distribution exceeds the most recently computed net asset value per share, we will issue shares at the greater of the most recently computed net asset value per share or 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeds the most recently computed net asset value per share). The market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees are paid by us. If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us generally will be equal to the total dollar value of the distribution paid to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account. To the extent a stockholder is subject to U.S. federal withholding tax on a distribution, we will withhold the applicable tax and the balance will be reinvested in our common stock (or paid to such stockholder in cash if the stockholder has opted out of our dividend reinvestment plan).

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com by filling out the transaction request form located at the bottom of the participant’s statement and sending it to the plan administrator at the address below.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or other distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the Plan Administrator’s Interactive Voice Response System at (877) 276-7499.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding any offering of our securities. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

As a business development company, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation as a RIC

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed to our stockholders.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income), or the 90% Income Test; and
•	diversify our holdings, or the Diversification Tests, so that at the end of each quarter of our taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

In addition, we are subject to ordinary income and capital gain distribution requirements under U.S. federal excise tax rules for each calendar year. If we do not meet the required distributions we will be subject to a 4% nondeductible federal excise tax on the undistributed amount. The failure to meet U.S. federal excise tax distribution requirements will not cause us to lose our RIC status. We currently intend to make sufficient distributions each taxable year to satisfy the U.S. federal excise tax requirements.

Any underwriting fees paid by us are not deductible. We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. Furthermore, a portfolio company in which we hold equity or debt instruments may face financial difficulty that requires us to work out, modify, or otherwise restructure such equity or debt instruments. Any such restructuring could, depending upon the terms of the restructuring, cause us to incur unusable or nondeductible losses or recognize future non-cash taxable income.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

We generally invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us to the extent necessary in order to seek to ensure that we distribute sufficient income such that we does not become subject to U.S. federal income or excise tax.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC and are unable to cure the failure, for example, by disposing of certain investments quickly or raising additional capital to prevent the loss of RIC status, we would be subject to tax on all of our taxable income at regular corporate rates. The “Regulated Investment Company Modernization Act of 2010” provides some relief from RIC disqualification due to failures of the source of income and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Tests.

Should failure occur not only would all our taxable income be subject to tax at regular corporate rates, we would not be able to deduct distributions to stockholders, nor would they be required to be made.

Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividends received deduction with respect to such dividends, and non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC, we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten taxable years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non- corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and generally eligible for a maximum U.S. federal tax rate of either 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts, and if other applicable requirements are met, such distributions generally will be eligible for the corporate dividends-received deduction to the extent such dividends have been paid by a U.S. corporation. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum U.S. federal tax rate applicable to non-corporate stockholders as well as will not be eligible for the corporate dividends-received deduction.

Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently generally at a maximum rate of either 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders are subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the individual U.S. stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum federal income tax rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold U.S. federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, in which case the distributions will generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Under a provision that has expired (unless the provision is extended by the U.S. Congress), properly designated dividends received by a Non-U.S. stockholder generally were exempt from U.S. federal withholding tax when they (1) were paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). There can be no assurance that this provision will be extended, if there is an extension, and depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the

United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Effective July 1, 2014, withholding of U.S. tax (at a 30% rate) is required with respect to payments of dividends and (effective January 1, 2017) certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

An investment in shares by a non-U.S. person may also be subject to U.S. federal estate tax. Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax, U.S. federal estate tax, withholding tax, and state, local and foreign tax consequences of acquiring, owning or disposing of our common stock.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. Our common stock is traded on The NASDAQ Global Select Market under the ticker symbol “GBDC”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of December 9, 2014:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common Stock	100,000,000	—	47,119,498
Preferred Stock	1,000,000	—	—

All shares of our common stock have equal rights as to earnings, assets, dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefrom. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of our officers and directors is governed by Section 145 of the DGCL, and our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Our certificate of incorporation and bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing except to the extent that such indemnification would exceed the limitations on indemnification under Section 17(h) of the 1940 Act.

Delaware Anti-Takeover Law

The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or
•	on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;
•	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;
•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;
•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or
•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors

Our certificate of incorporation and bylaws provide that the affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting of stockholders and entitled to vote thereat will be required to elect a director. Under our certificate of incorporation, our board of directors may amend the bylaws to alter the vote required to elect directors.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that the number of directors will be set only by the board of directors by resolution or amendment to our bylaw adopted by the affirmative vote of a majority of the directors. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board such as our board of directors may be removed only for cause. Under our certificate of incorporation and bylaws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders

Under our certificate of incorporation stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only by or at the direction of the board of directors, and provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings

Our bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, in lieu of such a meeting, any such action may be taken by the unanimous written consent of our stockholders. Our certificate of incorporation and bylaws also provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the board, the chief executive officer or the board of directors. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of Stockholders

Our certificate of incorporation and bylaws provide that special meetings of stockholders may be called by our board of directors, the chairman of the board and our chief executive officer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our certificate of incorporation authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The 1940 Act currently requires that (i) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, taking into account underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting, backstop or other arrangement with one or more persons pursuant to which such persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear all of the expenses incurred by us in connection with any subscription rights offerings, regardless of whether any common stockholder exercises any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title and aggregate number of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;
•	if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering;
•	the terms of any rights to redeem, or call such subscription rights;
•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;
•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;
•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	the terms of any rights to redeem, or call such warrants;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Golub Capital BDC and its stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued;
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default;
•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital exposes us to risks, including the typical risks associated with leverage.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;
•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;
•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;
•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;
•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and
•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest or in the payment of any sinking or purchase fund installment, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and
•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;
•	we must deliver certain certificates and documents to the trustee; and
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•	adversely affect any right of repayment at the holder’s option;
•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions — Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and

•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions — Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Debt Securities

The Depository Trust Company, or DTC, will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully- registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or Direct Participants, deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. DTC has Standard & Poor’s rating: AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the Beneficial Owner, is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

REGULATION

We are a business development company under the 1940 Act and have elected to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company without the approval of a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter,” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company in excess of the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies, or any of our other policies, is fundamental and each may be changed without stockholder approval. To the extent we adopt any fundamental policies, no person from whom we borrow will have, in his or her capacity as lender or debt holder, either a veto power or a vote in approving or changing any of our fundamental policies.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:
•	is organized under the laws of, and has its principal place of business in, the United States;
•	is not an investment company (other than an SBIC wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
•	satisfies either of the following:
•	does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or
•	is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.
(2)	Securities of any eligible portfolio company which we control.
(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(5)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining and interpreting qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

We look through our consolidated subsidiaries to the underlying holdings (considered together with portfolio assets held outside of our consolidated subsidiaries) for purposes of determining compliance with the 70% qualifying assets requirement of the 1940 Act. At least 70% of our assets will be eligible assets.

Managerial Assistance to Portfolio Companies

A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, when the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Administrator has agreed to provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would generally not meet the Diversification Tests, as defined in section 851(b)(3) of the Code in order to qualify as a RIC for U.S. federal income tax purposes.

Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. GC Advisors will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as that term is defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. We consolidate our financial results with all of our wholly-owned subsidiaries, including Holdings, the 2010 Issuer and the 2014 Issuer, for financial reporting purposes and measure our compliance with the leverage test applicable to business development companies under the 1940 Act on a consolidated basis. On September 13, 2011, we received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary from our 200% asset coverage test under the 1940 Act. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides us with increased investment flexibility but also increases our risks related to leverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital exposes us to risks, including the typical risks associated with leverage.”

Codes of Ethics

We and GC Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics from our website at www.golubcapitalbdc.com or at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to GC Advisors. The proxy voting policies and procedures of GC Advisors are set out below. The guidelines are reviewed periodically by GC Advisors and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, GC Advisors has a fiduciary duty to act solely in our best interests. As part of this duty, GC Advisors recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

GC Advisors’ policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

GC Advisors votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. GC Advisors reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases GC Advisors will vote in favor of proposals that GC Advisors believes are likely to increase the value of the portfolio securities we hold. Although GC Advisors will generally vote against proposals that may have a negative effect on our portfolio securities, GC Advisors may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by GC Advisors’ Chief Executive Officer and President. To ensure that GC Advisors’ vote is not the product of a conflict of interest, GC Advisors requires that (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how GC Advisors intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, GC Advisors will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how GC Advisors voted proxies during the most recent 12-month period ended June 30, 2014 by making a written request for proxy voting information to: Golub Capital BDC, Inc., Attention: Investor Relations, 150 South Wacker Drive, Suite 800, Chicago, IL 60606, or by calling Golub Capital BDC, Inc. collect at (312) 205-5050.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of GC Advisors and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

Under the 1940 Act, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and GC Advisors will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering these policies and procedures.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company prohibition on transactions with affiliates to prohibit “joint transactions” among entities that share a common investment adviser. The Staff has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. Any co-investment would be made subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for another account sponsored or managed by GC Advisors to make different investments in the same issuer, GC Advisors will need to decide which account will proceed with the investment. Moreover, in certain circumstances, we may be unable to invest in an issuer in which another account sponsored or managed by GC Advisors has previously invested.

We and GC Advisors have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments because we believe that it will be advantageous for us to co-invest with accounts sponsored or managed by GC Advisors where such investment is consistent with our investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and accounts sponsored or managed by GC Advisors may afford us additional investment opportunities and the ability to achieve greater diversification.

Under the terms of the relief we have requested, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors would make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies. There is no assurance that our application for exemptive relief will be granted by the SEC or that, if granted, it will be on the terms set forth above.

Sarbanes-Oxley Act

The Sarbanes-Oxley Act imposes a variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we comply with that act.

Small Business Investment Company Regulations

On August 24, 2010, our wholly-owned subsidiary, SBIC IV, received approval for a license from the SBA to operate as an SBIC. On December 5, 2012, SBIC V, also a wholly-owned subsidiary, received a license from the SBA to operate as an SBIC. As wholly-owned subsidiaries, SBIC IV and SBIC V may rely on an exclusion from the definition of “investment company” under the 1940 Act. As such, neither of these subsidiaries will elect to be regulated as a business development company under the 1940 Act. SBIC IV and SBIC V have investment objectives substantially similar to ours and make similar types of investments in accordance with SBIC regulations.

The licenses allow our SBICs to incur leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment and certain approvals by the SBA and customary procedures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Under the regulations applicable to SBICs, an SBIC may have outstanding debentures guaranteed by the SBA generally in an amount of up to twice its regulatory capital, which generally equates to the amount of its equity capital. SBIC regulations currently limit the amount that a single SBIC subsidiary may borrow to a maximum of $150 million, assuming that it has at least $75 million of equity capital. The

SBICs are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants.

Under present SBIC regulations, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $225.0 million and the maximum amount that may be issued by a single SBIC licensee is $150.0 million. As of September 30, 2014, SBIC IV and SBIC V had $150.0 million and $58.8 million of outstanding SBA-guaranteed debentures, respectively, leaving incremental borrowing capacity of $16.2 million for SBIC V, under present SBIC regulations.

On September 13, 2011, we received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiaries from our 200% asset coverage test under the 1940 Act. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides us with increased investment flexibility but also increases our risks related to leverage.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBIC regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

Under present SBIC regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million and have average annual net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to “smaller” concerns, as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $8.5 million and have average annual net income after U.S. federal income taxes not exceeding $3.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBIC regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow on investments in the company, regardless of the size of the company at the time of the follow on investment, up to the time of the company’s initial public offering, if any.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending or investing outside the United States, to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). An SBIC may exercise control over a small business for a period of up to seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of a SBIC, whether through ownership, contractual arrangements or otherwise.

An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest and do not require any principal payments prior to maturity.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBIC regulations in the following limited types of securities: (1) direct obligations of, or obligations guaranteed as to principal and interest by, the U.S. government, which mature within 15 months from the date of the investment; (2) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (3) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (4) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (5) a checking account in a federally insured institution; or (6) a reasonable petty cash fund.

SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBIC regulations and are periodically required to file certain forms with the SBA.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association Corporate Trust Services is One Federal Street, 3rd Floor, Boston, Massachusetts 02110, telephone: (617) 603-6538. American Stock Transfer & Trust Company, LLC serves as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, New York 11219, telephone: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, GC Advisors will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. GC Advisors does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. GC Advisors generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, GC Advisors may select a broker based upon brokerage or research services provided to GC Advisors and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if GC Advisors determines in good faith that such commission is reasonable in relation to the services provided.

We have not paid any brokerage commissions during the three most recent fiscal years.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $1,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) offerings completed within one year of the receipt of consent of the majority of our common stockholders or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on The NASDAQ Global Select Market may engage in passive market making transactions in our common stock on The NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Dechert LLP, Washington, D.C. Dechert LLP also represents GC Advisors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements as of and for the year ended September 30, 2014 appearing in this Prospectus and the Registration Statement and the effectiveness of internal control over financial reporting have been audited by McGladrey LLP, an independent registered public accounting firm located at One South Wacker Drive, Suite 800, Chicago, IL 60606, as stated in their reports appearing elsewhere herein, and are included in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. We maintain a website at www.golubcapitalbdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 150 South Wacker Drive, Suite 800, Chicago, IL 60606, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

GOLUB CAPITAL BDC, INC.

Management’s Report on Internal Control over Financial Reporting

The management of Golub Capital BDC, Inc. (“GBDC,” and collectively with its subsidiaries, the “Company,” “we,” “us,” “our” and “Golub Capital BDC”) is responsible for establishing and maintaining adequate internal control over financial reporting. Our internal control system is a process designed to provide reasonable assurance to our management and board of directors regarding the preparation and fair presentation of published financial statements.

Golub Capital BDC’s internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions recorded necessary to permit the preparation of financial statements in accordance with U.S. generally accepted accounting principles. Our policies and procedures also provide reasonable assurance that receipts and expenditures are being made only in accordance with authorizations of management and the directors of Golub Capital BDC, and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness as to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of Golub Capital BDC’s internal control over financial reporting as of September 30, 2014. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control — Integrated Framework issued in 2013. Based on the assessment, management believes that, as of September 30, 2014, our internal control over financial reporting is effective based on those criteria.

Golub Capital BDC’s independent registered public accounting firm that audited the financial statements has issued an audit report on the effectiveness of our internal control over financial reporting as of September 30, 2014. This report appears on page 0.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Golub Capital BDC, Inc. and Subsidiaries

We have audited the accompanying consolidated statements of financial condition, including the consolidated schedules of investments, of Golub Capital BDC, Inc. and Subsidiaries (collectively, the “Company”) as of September 30, 2014 and 2013, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended September 30, 2014. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of investments owned as of September 30, 2014 and 2013, by correspondence with the custodian, loan agent or borrower. Our audits also included performing such other procedures where replies from the custodian, loan agent or borrower were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Golub Capital BDC, Inc. and Subsidiaries as of September 30, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended September 30, 2014, in conformity with U.S. generally accepted accounting principles.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Golub Capital BDC, Inc. and Subsidiaries’ internal control over financial reporting as of September 30, 2014, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated November 18, 2014 expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

/s/ McGladrey LLP

Chicago, Illinois
November 18, 2014

Report of Independent Registered Public Accounting Firm
On Internal Control Over Financial Reporting

To the Board of Directors and Stockholders
Golub Capital BDC, Inc. and Subsidiaries

We have audited Golub Capital BDC, Inc. and Subsidiaries’ (collectively, the “Company”) internal control over financial reporting as of September 30, 2014, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company's internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (a) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Golub Capital BDC, Inc. and Subsidiaries maintained, in all material respects, effective internal control over financial reporting as of September 30, 2014, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statements of financial condition, including the consolidated schedules of investments, of Golub Capital BDC, Inc. and Subsidiaries as of September 30, 2014 and 2013, and the related consolidated statements of operations, changes in net assets and cash flows for each of three years in the period ended September 30, 2014, and our report dated November 18, 2014 expressed an unqualified opinion.

/s/ McGladrey LLP

Chicago, Illinois
November 18, 2014

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Financial Condition
(In thousands, except share and per share data)

	September 30, 2014	September 30, 2013
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$1,309,701	$1,011,586
Non-controlled affiliate company investments	3,080	8,225
Controlled affiliate company investments	34,831	4,834
Total investments at fair value (cost of $1,337,580 and $1,017,961, respectively)	1,347,612	1,024,645
Cash and cash equivalents	5,135	16,309
Restricted cash and cash equivalents	74,808	38,408
Interest receivable	5,791	4,316
Deferred financing costs	9,515	7,742
Other assets	527	236
Total Assets	$1,443,388	$1,091,656
Liabilities
Debt	$697,150	$412,100
Secured borrowings, at fair value (proceeds of $384 and $8,683, respectively)	389	8,809
Interest payable	3,196	1,277
Management and incentive fees payable	8,451	5,579
Payable for open trades	—	3,677
Accounts payable and accrued expenses	1,397	1,978
Accrued trustee fees	66	—
Total Liabilities	710,649	433,420
Commitments and Contingencies (Note 10)
Net Assets
Preferred stock, par value $0.001 per share, 1,000,000 shares authorized, zero shares issued and outstanding as of September 30, 2014 and September 30, 2013	—	—
Common stock, par value $0.001 per share, 100,000,000 shares authorized, 47,119,498 and 43,282,932 shares issued and outstanding as of September 30, 2014 and September 30, 2013, respectively	47	43
Paid in capital in excess of par	720,479	652,669
Undistributed net investment income	3,627	2,725
Net unrealized appreciation on investments and derivative instruments	12,694	9,225
Net realized loss on investments and derivative instruments	(4,108)	(6,426)
Total Net Assets	732,739	658,236
Total Liabilities and Total Net Assets	$1,443,388	$1,091,656
Number of common shares outstanding	47,119,498	43,282,932
Net asset value per common share	$15.55	$15.21

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Operations
(In thousands, except share and per share data)

	Years ended September 30,
	2014	2013	2012
Investment income
From non-controlled/non-affiliate company investments:
Interest income	$102,158	$78,183	$55,979
Dividend income	1,248	2,197	377
Fee income	3,259	2,743	1,156
Total investment income from non-controlled/non-affiliate company investments	106,665	83,123	57,512
From non-controlled affiliate company investments:
Interest income	225	613	347
Fee income	171	15	—
Total investment income from non-controlled affiliate company investments	396	628	347
From controlled affiliate company investments:
Interest income	1,947	23	—
Dividend income	518	—	—
Total investment income from controlled affiliate company investments	2,465	23	—
Total investment income	109,526	83,774	57,859
Expenses
Interest and other debt financing expenses	20,227	12,427	10,781
Base management fee	17,053	11,749	8,495
Incentive fee	10,128	9,844	6,228
Administrative service fee	2,527	2,625	1,713
Professional fees	2,451	2,200	2,231
General and administrative expenses	605	534	535
Total expenses	52,991	39,379	29,983
Net investment income	56,535	44,395	27,876
Net gain (loss) on investments and secured borrowings
Net realized gains (losses):
Non-controlled/non-affiliate company investments	5,384	(1,363)	(5,467)
Derivative instruments	—	—	2,095
Net realized gains (losses)	5,384	(1,363)	(3,372)
Net unrealized appreciation (depreciation):
Non-controlled/non-affiliate company investments	3,052	3,536	4,636
Non-controlled affiliate company investments	475	(25)	634
Controlled affiliate company investments	(179)	103	—
Derivative instruments	—	—	1,986
Net unrealized appreciation (depreciation)	3,348	3,614	7,256
Net change in unrealized appreciation (depreciation) on secured borrowings	121	(126)	—
Net gain (loss) on investments and secured borrowings	8,853	2,125	3,884
Net increase in net assets resulting from operations	$65,388	$46,520	$31,760
Per Common Share Data
Basic and diluted earnings per common share	$1.44	$1.35	$1.31
Dividends and distributions declared per common share	$1.28	$1.28	$1.28
Basic and diluted weighted average common shares outstanding	45,277,111	34,466,923	24,271,251

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets
(In thousands, except share data)

	Common Stock		Paid in Capital in Excess of Par	Capital Distributions in Excess of and Undistributed Net Investment Income	Net Unrealized Appreciation (Depreciation) on Investments, Derivative Instruments and Secured Borrowings	Net Realized Gain (Loss) on Investments and Derivative Instruments	Total Net Assets
	Shares	Par Amount
Balance at September 30, 2011	21,733,903	$22	$318,302	$(398)	$(1,519)	$142	$316,549
Issuance of common stock, net of offering and underwriting costs(1)	3,825,000	4	56,463	—	—	—	56,467
Net increase in net assets resulting from operations	—	—	—	27,876	7,256	(3,372)	31,760
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	129,198	—	1,909	—	—	—	1,909
Dividends and distributions	—	—	—	(31,556)	—	—	(31,556)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(1,111)	4,425	—	(3,314)	—
Balance at September 30, 2012	25,688,101	26	375,563	347	5,737	(6,544)	375,129
Issuance of common stock, net of offering and underwriting costs(2)	17,466,382	17	279,892	—	—	—	279,909
Net increase in net assets resulting from operations	—	—	—	44,395	3,488	(1,363)	46,520
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	128,449	—	2,072	—	—	—	2,072
Dividends and distributions	—	—	—	(45,394)	—	—	(45,394)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(4,858)	3,377	—	1,481	—
Balance at September 30, 2013	43,282,932	43	652,669	2,725	9,225	(6,426)	658,236
Issuance of common stock, net of offering and underwriting costs(3)	3,666,855	4	64,102	—	—	—	64,106
Net increase in net assets resulting from operations	—	—	—	56,535	3,469	5,384	65,388
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	169,711	—	2,832	—	—	—	2,832
Dividends and distributions	—	—	—	(57,823)	—	—	(57,823)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	876	2,190	—	(3,066)	—
Balance at September 30, 2014	47,119,498	$47	$720,479	$3,627	$12,694	$(4,108)	$732,739

(1)	On January 31, 2012, Golub Capital BDC, Inc. priced a public offering of 3,500,000 shares of its common stock at a public offering price of $15.35 per share. On March 1, 2012, Golub Capital BDC, Inc. sold an additional 325,000 shares of its common stock at a public offering price of $15.35 per share pursuant to the underwriters’ partial exercise of the over-allotment option.
(2)	On October 16, 2012, Golub Capital BDC, Inc. priced a public offering of 2,600,000 shares of its common stock at a public offering price of $15.58 per share. On November 14, 2012, Golub Capital BDC, Inc. sold an additional 294,120 shares of its common stock at a public offering price of $15.58 per share pursuant to the underwriters’ partial exercise of the over-allotment option. On January 15, 2013, Golub Capital BDC, Inc. priced a public offering of 4,500,000 shares of its common stock at a public offering price of $15.87 per share. On February 20, 2013, Golub Capital BDC, Inc. sold an additional 622,262 shares of its common stock at a public offering price of $15.87 per share pursuant to the underwriters’ partial exercise of the over-allotment option. On May 7, 2013, Golub Capital BDC, Inc. priced a public offering of 6,000,000 shares of its common stock at a public offering price of $17.47 per share. On September 12, 2013, Golub Capital BDC, Inc. priced a public offering of 3,000,000 shares of its common stock at public offering price of $16.95 per share. On September 27, 2013, Golub Capital BDC, Inc. sold an additional 450,000 shares of its common stock at a public offering price of $16.95 per share pursuant to the underwriters’ full exercise of the over-allotment option.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets (Continued)
(In thousands, except share data)

(3)	On March 18, 2014, Golub Capital BDC, Inc. priced a public offering of 3,500,000 shares of its common stock at a public offering price of $18.05 per share. On April 23, 2014, Golub Capital BDC, Inc. sold an additional 166,855 shares of its common stock at a public offering price of $18.05 per share pursuant to the underwriters’ partial exercise of the option granted in connection with the public offering in March 2014.

See Notes to Consolidated Financial Statements, including Note 13, Public Offerings.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Cash Flows
(In thousands)

	Years Ended September 30,
	2014	2013	2012
Cash flows from operating activities
Net increase in net assets resulting from operations	$65,388	$46,520	$31,760
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities
Amortization of deferred financing costs	3,030	1,825	1,455
Accretion of discounts and amortization of premiums	(8,894)	(7,591)	(5,089)
Net realized loss (gain) on investments	(5,384)	1,363	5,467
Net realized gain on derivative instruments	—	—	(2,095)
Net change in unrealized (appreciation) depreciation on investments	(3,348)	(3,614)	(5,270)
Net change in unrealized (appreciation) depreciation on derivative instruments	—	—	(1,986)
Net change in unrealized appreciation (depreciation) on secured borrowings	(121)	126	—
Proceeds from (fundings of) revolving loans, net	288	(7,883)	(3,228)
Fundings of investments	(878,635)	(669,252)	(395,556)
Proceeds from principal payments and sales of portfolio investments	573,201	336,154	191,509
Proceeds from derivative instruments	—	—	2,095
PIK interest	69	(908)	(914)
Changes in operating assets and liabilities:
Interest receivable	(1,475)	(410)	(843)
Cash collateral on deposit with custodian	—	—	21,162
Other assets	(291)	219	26
Interest payable	1,919	(114)	325
Management and incentive fees payable	2,872	1,376	2,595
Payable for investments purchased	(3,677)	3,677	—
Accounts payable and accrued expenses	(581)	905	321
Accrued trustee fees	66	—	—
Net cash (used in) provided by operating activities	(255,573)	(297,607)	(158,266)
Cash flows from investing activities
Net change in restricted cash and cash equivalents	(36,400)	(1,372)	(13,620)
Net cash (used in) provided by investing activities	(36,400)	(1,372)	(13,620)
Cash flows from financing activities
Borrowings on debt	825,950	376,350	178,317
Repayments of debt	(540,900)	(316,550)	(63,700)
Capitalized debt financing costs	(4,803)	(3,669)	(2,010)
Proceeds from secured borrowings	29,518	12,481	—
Repayments on secured borrowings	(38,081)	(3,802)	—
Proceeds from shares sold, net of underwriting costs	64,170	280,856	57,164
Offering costs paid	(64)	(947)	(696)
Dividends and distributions paid	(54,991)	(43,322)	(29,648)
Net cash provided by (used in) financing activities	280,799	301,397	139,427
Net change in cash and cash equivalents	(11,174)	2,418	(32,459)
Cash and cash equivalents, beginning of period	16,309	13,891	46,350
Cash and cash equivalents, end of period	$5,135	$16,309	$13,891
Supplemental information:
Cash paid during the period for interest	$14,081	$10,634	$9,001
Dividends and distributions declared during the period	(57,823)	(45,394)	(31,556)

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount	Cost	Percentage of Net Assets	Fair Value
Investments
United States
Debt investments
Aerospace and Defense
ILC Dover, LP	One stop	P + 4.50%	7.75%	03/2019	$360	$352	0.1%	$360
ILC Dover, LPˆ	One stop	L + 5.50%	6.50%	03/2020	18,594	18,467	2.5	18,594
ILC Industries, Inc.(3)	One stop	L + 4.75%	N/A (4)	07/2020	—	(32)	—	(25)
ILC Industries, Inc.*ˆ	One stop	L + 4.75%	5.75%	07/2020	28,510	28,234	3.9	28,296
Novetta Solutions LLC	Senior loan	P + 3.00%	6.25%	03/2017	184	178	—	184
Novetta Solutions LLC*	Senior loan	L + 5.00%	6.25%	03/2017	1,697	1,673	0.2	1,697
NTS Technical Systems(3)	One stop	L + 6.00%	N/A (4)	11/2018	—	(30)	—	—
NTS Technical Systems*ˆ	One stop	L + 6.00%	7.25%	11/2018	18,871	18,572	2.6	18,871
NTS Technical Systems(3)	One stop	L + 6.00%	N/A (4)	11/2018	—	(63)	—	—
Tresys Technology Holdings, Inc.	One stop	L + 6.75%	8.00%	12/2017	188	181	—	188
Tresys Technology Holdings, Inc.	One stop	L + 6.75%	8.00%	12/2017	3,899	3,836	0.3	2,339
Whitcraft LLC	Subordinated debt	N/A	12.00%	12/2018	1,877	1,857	0.3	1,877
					74,180	73,225	9.9	72,381
Automobile
American Driveline Systems, Inc.	Senior loan	L + 5.50%	7.22%	01/2016	331	328	—	292
American Driveline Systems, Inc.*	Senior loan	L + 5.50%	7.00%	01/2016	2,797	2,774	0.3	2,517
K&N Engineering, Inc.(3)	Senior loan	L + 4.25%	N/A (4)	07/2019	—	(7)	—	(2)
K&N Engineering, Inc.*ˆ	Senior loan	L + 4.25%	5.25%	07/2019	6,816	6,721	0.9	6,782
K&N Engineering, Inc.(3)	Senior loan	L + 4.25%	N/A (4)	07/2019	—	(19)	—	(2)
Take 5 Oil Change, L.L.C.(3)	Senior loan	L + 5.25%	N/A (4)	07/2018	—	(7)	—	—
Take 5 Oil Change, L.L.C.ˆ	Senior loan	L + 5.25%	6.25%	07/2018	4,872	4,840	0.7	4,872
					14,816	14,630	1.9	14,459
Banking
HedgeServ Holding L.P.ˆ	One stop	L + 8.25%	5.25% cash/ 4.00% PIK	02/2019	17,240	17,092	2.4	17,240
HedgeServ Holding L.P.(3)	One stop	L + 4.25%	N/A (4)	02/2019	—	(8)	—	—
Prommis Fin Co.(6)	Senior loan	P + 10.00%	13.25%	06/2015	85	84	—	2
Prommis Fin Co.*(6)	Senior loan	N/A	2.25% cash/ 11.5% PIK	06/2015	124	124	—	3
					17,449	17,292	2.4	17,245

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount	Cost	Percentage of Net Assets	Fair Value
Beverage, Food and Tobacco
ABP Corporation	Senior loan	P + 3.50%	7.25%	09/2018	84	77	—	84
ABP Corporation*	Senior loan	L + 4.75%	6.00%	09/2018	4,796	4,727	0.7	4,796
Ameriqual Group, LLC*	Senior loan	L + 6.00%	6.50% cash/ 1.00% PIK	03/2016	1,693	1,676	0.2	1,625
Ameriqual Group, LLC*	Senior loan	L + 9.00%	9.00% cash/ 1.50% PIK	03/2016	831	826	0.1	686
ARG IH Corporation (Arby’s)ˆ	Senior loan	L + 3.75%	4.75%	11/2020	2,337	2,311	0.3	2,339
Atkins Nutritionals, Inc*ˆ	One stop	L + 5.00%	6.25%	01/2019	23,873	23,683	3.2	23,754
Atkins Nutritionals, Inc*	One stop	L + 8.50%	9.75%	04/2019	21,636	21,326	3.0	21,744
C. J. Foods, Inc.	One stop	L + 5.50%	6.50%	05/2019	86	77	—	86
C. J. Foods, Inc.(3)	One stop	L + 5.50%	N/A (4)	05/2019	—	(12)	—	—
C. J. Foods, Inc.	One stop	L + 5.50%	6.50%	05/2019	3,224	3,179	0.4	3,224
Candy Intermediate Holdings, Inc. (Ferrara Candy)ˆ	Senior loan	L + 6.25%	7.50%	06/2018	4,887	4,780	0.6	4,747
Diversified Foodservice Supply, Inc.(3)	Senior loan	L + 4.50%	N/A (4)	12/2018	—	(3)	—	—
Diversified Foodservice Supply, Inc.*	Senior loan	L + 4.50%	5.75%	12/2018	4,556	4,518	0.6	4,556
Firebirds International, LLC(3)	One stop	L + 6.25%	N/A (4)	05/2018	—	(2)	—	—
Firebirds International, LLC*	One stop	L + 6.25%	7.50%	05/2018	1,096	1,081	0.1	1,096
Firebirds International, LLC	One stop	L + 6.25%	7.50%	05/2018	304	299	0.1	304
Firebirds International, LLC(3)	One stop	L + 6.25%	N/A (4)	05/2018	—	(5)	—	—
First Watch Restaurants, Inc.(3)	One stop	L + 7.50%	N/A (4)	12/2018	—	(24)	—	—
First Watch Restaurants, Inc.*ˆ	One stop	L + 7.50%	8.75%	12/2018	11,293	11,165	1.5	11,293
First Watch Restaurants, Inc.*ˆ	One stop	P + 6.50%	9.75%	12/2018	3,070	3,035	0.4	3,070
First Watch Restaurants, Inc.	One stop	L + 7.50%	8.75%	12/2018	1,749	1,744	0.2	1,749
IT’SUGAR LLC	Senior loan	L + 7.50%	9.00%	04/2018	7,566	7,456	1.0	7,566
IT’SUGAR LLC	Subordinated debt	N/A	5.00%	10/2017	1,707	1,707	0.3	1,833
Julio & Sons Company	One stop	L + 5.50%	6.50%	09/2016	277	271	—	277
Julio & Sons Company*	One stop	L + 5.50%	6.50%	09/2016	6,978	6,935	1.0	6,978
Julio & Sons Company(3)	One stop	L + 5.50%	N/A (4)	09/2016	—	(26)	—	—
Northern Brewer, LLC	One stop	P + 9.25%	8.50% cash/ 4.00% PIK	02/2018	676	665	0.1	541
Northern Brewer, LLC	One stop	P + 9.25%	8.50% cash/ 4.00% PIK	02/2018	6,363	6,244	0.7	5,090
Richelieu Foods, Inc.	Senior loan	P + 4.00%	7.25%	11/2015	101	96	—	101
Richelieu Foods, Inc.*	Senior loan	L + 5.00%	6.75%	11/2015	1,854	1,839	0.3	1,854
Tate’s Bake Shop, Inc.(3)	Senior loan	L + 4.75%	N/A (4)	08/2019	—	(4)	—	(4)
Tate’s Bake Shop, Inc.ˆ	Senior loan	L + 4.75%	5.75%	08/2019	3,008	2,978	0.4	2,978
Tate’s Bake Shop, Inc.(3)	Senior loan	L + 4.75%	N/A (4)	08/2019	—	(5)	—	(6)
Uinta Brewing Company(3)	One stop	L + 6.00%	N/A (4)	08/2019	—	(8)	—	(8)
Uinta Brewing Companyˆ	One stop	L + 6.00%	7.00%	08/2019	3,236	3,204	0.4	3,203
					117,281	115,810	15.6	115,556

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount	Cost	Percentage of Net Assets	Fair Value
Building and Real Estate
Brooks Equipment Company, LLC(3)	One stop	L + 5.75%	N/A (4)	08/2020	—	(20)	—	(20)
Brooks Equipment Company, LLC*ˆ	One stop	L + 5.75%	6.75%	08/2020	27,150	26,753	3.7	26,946
ITEL Laboratories, Inc.(3)	Senior loan	L + 4.75%	N/A (4)	06/2018	—	(1)	—	—
ITEL Laboratories, Inc.*	Senior loan	L + 4.75%	6.00%	06/2018	756	749	0.1	756
					27,906	27,481	3.8	27,682
Cargo Transport
RP Crown Parent (RedPrairie Corp)*	Senior loan	L + 5.00%	6.00%	12/2018	1,970	1,942	0.3	1,923
Containers, Packaging and Glass
Fort Dearborn Company*	Senior loan	L + 4.25%	5.25%	10/2017	16	16	—	16
Fort Dearborn Company*ˆ	Senior loan	L + 4.25%	5.25%	10/2017	511	508	0.1	511
Fort Dearborn Company*	Senior loan	L + 4.75%	5.75%	10/2018	63	63	—	63
Fort Dearborn Company*ˆ	Senior loan	L + 4.75%	5.75%	10/2018	2,180	2,168	0.3	2,180
Packaging Coordinators, Inc.*ˆ	Senior loan	L + 4.25%	5.25%	08/2021	15,000	14,852	2.1	15,032
Packaging Coordinators, Inc.	Second lien	L + 8.00%	9.00%	08/2022	10,000	9,901	1.4	9,950
					27,770	27,508	3.9	27,752
Diversified Conglomerate Manufacturing
Chase Industries, Inc.*ˆ	One stop	P + 4.50%	7.75%	09/2020	21,037	20,828	2.8	20,827
Chase Industries, Inc.	One stop	P + 4.50%	7.75%	09/2020	277	255	—	255
Chase Industries, Inc.(3)	One stop	L + 5.75%	N/A (4)	09/2020	—	(48)	—	(49)
ICCN Acquisition Corp.(3)	One stop	L + 5.25%	N/A (4)	03/2019	—	(4)	—	—
ICCN Acquisition Corp.ˆ	One stop	L + 5.25%	6.25%	03/2019	3,998	3,936	0.5	3,998
ICCN Acquisition Corp.(3)	One stop	L + 5.25%	N/A (4)	03/2019	—	(14)	—	—
Metal Spinners, Inc.*	Senior loan	L + 7.50%	9.00%	04/2015	1,294	1,288	0.2	1,294
Metal Spinners, Inc.*	Senior loan	L + 7.50%	9.00%	04/2015	2,536	2,524	0.3	2,536
Onicon Incorporated(3)	One stop	L + 4.50%	N/A (4)	12/2017	—	(10)	—	—
Onicon Incorporated	One stop	L + 4.50%	5.50%	12/2017	3,141	3,100	0.4	3,141
Pasternack Enterprises, Inc.*	Senior loan	L + 5.00%	6.25%	12/2017	1,126	1,119	0.2	1,126
Plex Systems, Inc.(3)	Senior loan	L + 7.50%	N/A (4)	06/2018	—	(26)	—	—
Plex Systems, Inc.*ˆ	Senior loan	L + 7.50%	8.75%	06/2018	18,797	18,409	2.6	18,797
Sunless Merger Sub, Inc.(3)	Senior loan	L + 5.25%	N/A (4)	07/2016	—	—	—	(26)
Sunless Merger Sub, Inc.*	Senior loan	L + 5.25%	6.50%	07/2016	1,816	1,813	0.2	1,271
TIDI Products, LLC(3)	One stop	L + 6.50%	N/A (4)	07/2017	—	(11)	—	—
TIDI Products, LLC*	One stop	L + 6.50%	7.75%	07/2018	12,631	12,441	1.7	12,631
Vintage Parts, Inc.*	One stop	L + 4.50%	5.75%	12/2015	4,049	4,022	0.6	4,049
Vintage Parts, Inc.*	One stop	L + 4.50%	5.75%	12/2015	56	56	—	56
Vintage Parts, Inc.*	One stop	L + 4.50%	5.75%	12/2015	846	850	0.1	846
					71,604	70,528	9.6	70,752

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount	Cost	Percentage of Net Assets	Fair Value
Diversified Conglomerate Service
Accellos, Inc.(3)	One stop	L + 5.75%	N/A (4)	07/2020	—	(20)	—	—
Accellos, Inc.ˆ	One stop	L + 5.75%	6.75%	07/2020	31,113	30,740	4.2	31,113
Aderant North America, Inc.*	Senior loan	L + 4.25%	5.25%	12/2018	4,220	4,190	0.6	4,220
Agility Recovery Solutions Inc.(3)	One stop	L + 6.75%	N/A (4)	09/2018	—	(6)	—	—
Agility Recovery Solutions Inc.*	One stop	L + 6.75%	8.00%	09/2018	8,128	7,995	1.1	8,128
Bomgar Corporation(3)	One stop	L + 6.00%	N/A (4)	05/2019	—	(18)	—	(20)
Bomgar Corporation*	One stop	L + 6.00%	7.00%	05/2020	29,423	28,935	4.0	29,129
Daxko, LLC(3)	One stop	L + 7.75%	N/A (4)	03/2019	—	(24)	—	—
Daxko, LLC	One stop	L + 7.75%	8.75%	03/2019	16,840	16,564	2.3	16,840
EAG, INC. (Evans Analytical Group)*	Senior loan	L + 4.00%	5.00%	07/2017	2,401	2,377	0.3	2,401
Integration Appliance, Inc.	Senior loan	L + 8.25%	9.50%	09/2018	719	711	0.1	719
Integration Appliance, Inc.	Senior loan	L + 8.25%	9.50%	09/2018	5,396	5,288	0.7	5,396
Integration Appliance, Inc.	Senior loan	L + 8.25%	9.50%	06/2019	7,914	7,727	1.1	7,914
Marathon Data Operating Co., LLC(3)	One stop	L + 6.25%	N/A (4)	08/2017	—	(6)	—	—
Marathon Data Operating Co., LLC	One stop	L + 6.25%	7.50%	08/2017	4,595	4,528	0.6	4,595
Navex Global, Inc.(3)	One stop	L + 5.50%	N/A (4)	12/2016	—	(19)	—	—
Navex Global, Inc.*	One stop	L + 5.50%	6.50%	12/2016	19,045	18,718	2.6	19,045
NetSmart Technologies, Inc.*	One stop	L + 7.53%	8.78%	12/2017	8,068	8,012	1.1	8,068
NetSmart Technologies, Inc.	One stop	L + 7.52%	8.77%	12/2017	637	629	0.1	637
PC Helps Support, LLC(3)	Senior loan	L + 5.25%	N/A (4)	09/2017	—	(2)	—	—
PC Helps Support, LLC	Senior loan	L + 5.25%	6.51%	09/2017	1,707	1,692	0.2	1,707
Secure-24, LLC(3)	One stop	L + 6.25%	N/A (4)	08/2017	—	(5)	—	—
Secure-24, LLC*	One stop	L + 6.25%	7.50%	08/2017	10,433	10,249	1.4	10,433
Secure-24, LLCˆ	One stop	L + 6.25%	7.50%	08/2017	1,526	1,507	0.2	1,526
SoftWriters, Inc.(3)	One stop	L + 5.00%	N/A (4)	05/2019	—	(2)	—	—
SoftWriters, Inc.(3)	One stop	L + 5.00%	N/A (4)	05/2019	—	(3)	—	—
SoftWriters, Inc.	One stop	L + 5.00%	6.00%	05/2019	6,411	6,387	0.9	6,411
Source Medical Solutions, Inc.	Second lien	L + 8.00%	9.00%	03/2018	9,294	9,146	1.3	9,294
					167,870	165,290	22.8	167,556

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount	Cost	Percentage of Net Assets	Fair Value
Electronics
ECI Acquisition Holdings, Inc.(3)	One stop	L + 6.25%	N/A (4)	03/2019	—	(17)	—	—
ECI Acquisition Holdings, Inc.ˆ	One stop	L + 6.25%	7.25%	03/2019	22,215	21,844	3.0	22,215
ECI Acquisition Holdings, Inc.(3)	One stop	L + 6.25%	N/A (4)	03/2019	—	(79)	—	—
Rogue Wave Holdings, Inc.*ˆ	One stop	L + 8.08%	9.10%	12/2018	10,613	10,500	1.4	10,613
Sloan Company, Inc., The(3)	One stop	L + 7.50%	N/A (4)	10/2018	—	(13)	—	—
Sloan Company, Inc., The*ˆ	One stop	L + 7.50%	8.75%	10/2018	13,027	12,895	1.8	13,027
Sparta Holding Corporation(3)	One stop	L + 5.25%	N/A (4)	07/2020	—	(37)	—	(30)
Sparta Holding Corporation*ˆ	One stop	L + 6.75%	6.25% cash/ 1.50% PIK	07/2020	23,358	23,075	3.2	23,124
Syncsort Incorporated(3)	Senior loan	L + 4.75%	N/A (4)	03/2019	—	(3)	—	—
Syncsort Incorporated(3)	Senior loan	L + 4.75%	N/A (4)	03/2019	—	(13)	—	—
Syncsort Incorporated*	Senior loan	L + 4.75%	5.75%	03/2019	6,143	6,089	0.8	6,143
Systems Maintenance Services Holding, Inc.ˆ	Senior loan	L + 4.00%	5.00%	10/2019	2,650	2,639	0.4	2,650
Taxware, LLC*ˆ	Second lien	L + 8.38%	9.38%	10/2019	19,979	19,678	2.7	19,979
Watchfire Enterprises, Inc.	Second lien	L + 8.00%	9.00%	10/2021	9,435	9,270	1.3	9,435
					107,420	105,828	14.6	107,156
Finance
Ascensus, Inc.(3)	One stop	L + 4.00%	N/A (4)	11/2018	—	(16)	—	—
Ascensus, Inc.ˆ	One stop	L + 4.00%	5.00%	12/2019	4,193	4,120	0.6	4,193
Ascensus, Inc.ˆ	One stop	L + 8.00%	9.00%	12/2020	6,337	6,142	0.9	6,337
Pillar Processing LLC*(6)	Senior loan	L + 5.50%	5.72%	11/2018	447	445	—	—
Pillar Processing LLC*(6)	Senior loan	N/A	14.50%	05/2019	2,377	2,368	—	—
					13,354	13,059	1.5	10,530
Grocery
MyWebGrocer, Inc.(3)	Senior loan	L + 4.75%	N/A (4)	05/2018	—	(12)	—	—
MyWebGrocer, Inc.ˆ	Senior loan	L + 8.75%	6.00% cash/ 4.00% PIK	05/2018	14,271	14,093	1.9	14,271
Teasdale Quality Foods, Inc.*	Senior loan	L + 4.50%	5.75%	05/2018	2,674	2,653	0.4	2,674
					16,945	16,734	2.3	16,945
Healthcare, Education and Childcare
Advanced Pain Management Holdings, Inc.(3)	Senior loan	L + 5.00%	N/A (4)	02/2018	—	(8)	—	—
Advanced Pain Management Holdings, Inc.*	Senior loan	L + 5.00%	6.25%	02/2018	7,102	7,054	1.0	7,102
Advanced Pain Management Holdings, Inc.	Senior loan	L + 5.00%	6.25%	02/2018	486	481	0.1	486
Avatar International, LLC(3)	One stop	L + 4.94%	N/A (4)	09/2016	—	(4)	—	—
Avatar International, LLC*	One stop	L + 7.89%	6.19% cash/ 2.95% PIK	09/2016	7,611	7,560	0.7	4,947
Avatar International, LLC	One stop	L + 7.89%	6.19% cash/ 2.95% PIK	09/2016	1,642	1,634	0.1	1,067

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount	Cost	Percentage of Net Assets	Fair Value
Healthcare, Education and Childcare (Continued)
California Cryobank, LLC	One stop	P + 4.25%	7.50%	08/2019	86	84	—	84
California Cryobank, LLCˆ	One stop	L + 5.50%	6.50%	08/2019	1,550	1,535	0.2	1,535
California Cryobank, LLC(3)	One stop	L + 5.50%	N/A (4)	08/2019	—	(2)	—	(2)
Certara L.P.(3)	One stop	L + 6.25%	N/A (4)	12/2018	—	(18)	—	—
Certara L.P.*ˆ	One stop	L + 6.25%	7.25%	12/2018	22,948	22,722	3.1	22,948
Data Innovations LLC	One stop	L + 7.69%	8.69%	05/2019	8,800	8,619	1.2	8,800
Delta Educational Systems*	Senior loan	P + 4.75%	8.00%	12/2016	1,646	1,627	0.2	1,646
Delta Educational Systems	Senior loan	L + 6.00%	N/A (4)	12/2016	—	—	—	—
Encore Rehabilitation Services, LLC(3)	One stop	L + 6.00%	N/A (4)	06/2017	—	(9)	—	—
Encore Rehabilitation Services, LLC	One stop	L + 6.00%	7.25%	06/2017	4,969	4,895	0.7	4,969
G & H Wire Company, Inc.(3)	Senior loan	L + 5.75%	N/A (4)	12/2017	—	(6)	—	—
G & H Wire Company, Inc.*ˆ	Senior loan	L + 5.75%	6.75%	12/2017	12,902	12,766	1.8	12,902
Global Healthcare Exchange, LLC(3)	One stop	L + 9.00%	N/A (4)	03/2020	—	(23)	—	—
Global Healthcare Exchange, LLC	One stop	L + 9.00%	10.00%	03/2020	20,087	19,723	2.7	20,087
GSDM Holdings Corp.	Senior loan	L + 4.25%	5.25%	06/2019	627	624	0.1	627
Hospitalists Management Group, LLC	Senior loan	L + 5.00%	6.77%	05/2018	910	896	0.1	864
Hospitalists Management Group, LLC	Senior loan	L + 5.00%	6.51%	05/2017	3,672	3,608	0.5	3,489
Hospitalists Management Group, LLC	Senior loan	L + 5.00%	6.50%	05/2017	427	421	0.1	406
IntegraMed America, Inc.(3)	One stop	L + 7.25%	8.50%	09/2017	811	800	0.1	811
IntegraMed America, Inc.*ˆ	One stop	L + 7.25%	8.50%	09/2017	15,587	15,376	2.1	15,587
Joerns Healthcare, LLC	One stop	L + 5.00%	6.00%	05/2020	9,794	9,702	1.3	9,782
Maverick Healthcare Group, LLC*	Senior loan	L + 5.50%	7.25%	12/2016	1,989	1,964	0.3	1,949
Northwestern Management Services, LLC	Senior loan	P + 4.00%	7.25%	10/2017	114	104	—	114
Northwestern Management Services, LLC*	Senior loan	L + 5.25%	6.50%	10/2017	3,964	3,913	0.5	3,964
Northwestern Management Services, LLC	Senior loan	L + 5.25%	6.50%	10/2017	47	44	—	47
Onsite Holding Corp.(3)	One stop	L + 5.25%	N/A (4)	06/2020	—	(42)	—	—
Onsite Holding Corp.*ˆ	One stop	L + 5.25%	6.25%	06/2020	26,921	26,696	3.7	26,921
Paradigm Management Services, LLCˆ	Senior loan	L + 4.50%	5.50%	01/2019	2,740	2,719	0.4	2,740
Pentec Acquisition Sub, Inc.(3)	Senior loan	L + 5.25%	N/A (4)	05/2017	—	(2)	—	—
Pentec Acquisition Sub, Inc.*	Senior loan	L + 5.25%	6.50%	05/2018	1,776	1,754	0.2	1,776
Pyramid Healthcare, Inc.(3)	One stop	L + 5.75%	N/A (4)	08/2019	—	(5)	—	(4)

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount	Cost	Percentage of Net Assets	Fair Value
Healthcare, Education and Childcare (Continued)
Pyramid Healthcare, Inc.ˆ	One stop	L + 5.75%	6.75%	08/2019	7,607	7,542	1.0	7,550
Radiology Partners, Inc.(3)	One stop	L + 5.00%	N/A (4)	09/2020	—	(8)	—	(8)
Radiology Partners, Inc.*ˆ	One stop	L + 5.00%	6.00%	09/2020	17,209	16,937	2.3	17,037
Radiology Partners, Inc.(3)	One stop	L + 5.00%	N/A (4)	09/2020	—	(46)	—	(46)
Reliant Pro ReHab, LLC	Senior loan	P + 4.00%	7.25%	06/2017	10	3	—	10
Reliant Pro ReHab, LLC*ˆ	Senior loan	L + 5.00%	6.00%	06/2017	7,615	7,547	1.0	7,615
Renaissance Pharma (U.S.) Holdings Inc.	Senior loan	P + 3.00%	6.25%	05/2018	63	59	—	63
Renaissance Pharma (U.S.) Holdings Inc.*ˆ	Senior loan	L + 4.00%	5.00%	05/2018	4,090	4,039	0.6	4,090
Southern Anesthesia and Surgical(3)	One stop	L + 5.50%	N/A (4)	11/2017	—	(10)	—	—
Southern Anesthesia and Surgical	One stop	L + 5.50%	6.50%	11/2017	6,012	5,905	0.8	6,012
Southern Anesthesia and Surgical(3)	One stop	L + 5.50%	N/A (4)	11/2017	—	(40)	—	—
Spear Education, LLC(3)	One stop	L + 5.50%	N/A (4)	08/2019	—	(6)	—	(6)
Spear Education, LLC*ˆ	One stop	L + 5.50%	6.50%	08/2019	6,005	5,961	0.8	5,960
Spear Education, LLC	One stop	L + 5.50%	N/A (4)	08/2019	—	—	—	—
Surgical Information Systems, LLCˆ	Senior loan	L + 3.50%	4.51%	09/2018	2,060	2,055	0.3	2,060
U.S. Anesthesia Partners, Inc.	One stop	L + 5.00%	6.00%	12/2019	6,000	5,970	0.8	5,970
WIL Research Company, Inc.*	Senior loan	L + 4.50%	5.75%	02/2018	776	769	0.1	753
Young Innovations, Inc.(3)	Senior loan	L + 4.25%	N/A (4)	01/2018	—	(3)	—	—
Young Innovations, Inc.*ˆ	Senior loan	L + 4.25%	5.25%	01/2019	5,443	5,412	0.7	5,443
					222,098	219,288	29.6	218,147
Home and Office Furnishings, Housewares, and Durable Consumer
Plano Molding Company, LLCˆ	Senior loan	L + 4.25%	5.25%	10/2018	1,984	1,972	0.3	1,984
WII Components, Inc.	Senior loan	L + 4.50%	N/A (4)	07/2018	—	—	—	—
WII Components, Inc.*	Senior loan	L + 4.50%	5.50%	07/2018	1,183	1,177	0.2	1,177
Zenith Products Corporation	One stop	P + 1.75%	5.00%	09/2013	29	29	—	25
Zenith Products Corporation*	One stop	P + 3.50%	6.75%	09/2013	3,684	3,684	0.3	1,842
					6,880	6,862	0.8	5,028
Insurance
Captive Resources Midco, LLC(3)	One stop	L + 5.00%	N/A (4)	01/2019	—	(16)	—	—
Captive Resources Midco, LLC*ˆ	One stop	L + 5.00%	6.50%	01/2019	19,653	19,477	2.7	19,653
					19,653	19,461	2.7	19,653
Investment Funds and Vehicles
Senior Loan Fund LLC(7)(8)	Subordinated debt	L + 8.00%	8.16%	05/2020	25,589	25,589	3.5	25,589

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount	Cost	Percentage of Net Assets	Fair Value
Leisure, Amusement, Motion Pictures and Entertainment
Competitor Group, Inc.	One stop	P + 6.75%	9.76%	11/2018	884	873	0.1	769
Competitor Group, Inc.*	One stop	L + 8.75%	9.00% cash/ 1.00% PIK	11/2018	12,807	12,654	1.6	11,526
Octane Fitness, LLC(3)	One stop	L + 5.25%	N/A (4)	10/2018	—	(3)	—	—
Octane Fitness, LLC*	One stop	L + 5.25%	6.50%	10/2018	8,034	8,001	1.1	8,034
Pride Manufacturing Company, LLC*	Senior loan	L + 6.00%	7.75%	11/2015	493	490	0.1	493
Self Esteem Brands, LLC(3)	Senior loan	L + 4.00%	N/A (4)	02/2020	—	(5)	—	—
Self Esteem Brands, LLCˆ	Senior loan	L + 4.00%	5.00%	02/2020	7,462	7,420	1.0	7,462
Starplex Operating, L.L.C.	One stop	P + 6.25%	9.50%	12/2017	311	298	—	311
Starplex Operating, L.L.C.*ˆ	One stop	L + 7.50%	9.00%	12/2017	10,079	9,912	1.4	10,079
Titan Fitness, LLC(3)	One stop	L + 6.50%	N/A (4)	09/2019	—	(22)	—	—
Titan Fitness, LLC*	One stop	L + 6.50%	7.75%	09/2019	13,603	13,340	1.9	13,603
Titan Fitness, LLC(3)	One stop	L + 6.50%	N/A (4)	09/2019	—	(22)	—	—
					53,673	52,936	7.2	52,277
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.	One stop	P + 7.75%	11.00%	10/2017	162	154	—	162
Benetech, Inc.*	One stop	L + 9.00%	10.25%	10/2017	5,020	4,982	0.7	5,020
					5,182	5,136	0.7	5,182
Oil and Gas
Drilling Info, Inc.(3)(5)	One stop	L + 5.00%	N/A (4)	06/2018	—	(1)	—	—
Drilling Info, Inc.(5)ˆ	One stop	L + 5.00%	6.00%	06/2018	1,325	1,315	0.2	1,325
Drilling Info, Inc.(3)(5)	One stop	L + 5.00%	N/A (4)	06/2018	—	(4)	—	—
					1,325	1,310	0.2	1,325
Personal and Non-Durable Consumer Products
Hygenic Corporation, The	Senior loan	P + 3.75%	6.79%	10/2017	142	140	—	142
Hygenic Corporation, The*ˆ	Senior loan	L + 4.75%	6.00%	10/2018	4,538	4,494	0.6	4,538
Massage Envy, LLC(3)	One stop	L + 7.25%	N/A (4)	09/2018	—	(12)	—	—
Massage Envy, LLC*	One stop	L + 7.25%	8.50%	09/2018	15,999	15,735	2.2	15,999
Rug Doctor LLC	Senior loan	L + 5.25%	6.25%	12/2016	465	455	0.1	465
Rug Doctor LLC*	Senior loan	L + 5.25%	6.25%	12/2016	5,365	5,326	0.7	5,365
Team Technologies Acquisition Companyˆ	Senior loan	L + 5.00%	6.25%	12/2017	4,831	4,790	0.7	4,831
Team Technologies Acquisition Company	Senior loan	P + 3.75%	7.00%	12/2017	182	179	—	182
					31,522	31,107	4.3	31,522

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount	Cost	Percentage of Net Assets	Fair Value
Personal, Food and Miscellaneous Services
Affordable Care Inc.(3)	Senior loan	L + 4.75%	N/A (4)	12/2017	—	(2)	—	—
Affordable Care Inc.ˆ	Senior loan	L + 4.75%	6.00%	12/2018	3,347	3,324	0.5	3,347
El Pollo Loco Incˆ	Senior loan	L + 4.25%	5.25%	10/2018	5,149	5,100	0.7	5,168
Focus Brands Inc.ˆ	Second lien	L + 9.00%	10.25%	08/2018	11,194	11,091	1.5	11,306
Ignite Restaurant Group, Inc (Joe’s Crab Shack)ˆ	One stop	L + 7.00%	8.00%	02/2019	6,170	6,080	0.8	6,077
R.G. Barry Corporation*	Senior loan	L + 5.00%	6.00%	09/2019	6,830	6,741	0.9	6,761
Vetcor Merger Sub LLC	One stop	L + 6.50%	7.75%	12/2017	199	194	—	199
Vetcor Merger Sub LLC*ˆ	One stop	L + 6.50%	7.75%	12/2017	5,847	5,805	0.8	5,847
Vetcor Merger Sub LLC(3)	One stop	L + 6.50%	N/A (4)	12/2017	—	(7)	—	—
Vetcor Merger Sub LLCˆ	One stop	L + 6.50%	7.75%	12/2017	371	371	0.1	371
Vetcor Merger Sub LLCˆ	One stop	L + 6.50%	7.75%	12/2017	573	573	0.1	573
Vetcor Merger Sub LLCˆ	One stop	L + 6.50%	7.75%	12/2017	384	384	0.1	384
					40,064	39,654	5.5	40,033
Printing and Publishing
Market Track, LLC(3)	One stop	L + 6.00%	N/A (4)	10/2019	—	(18)	—	—
Market Track, LLC*ˆ	One stop	L + 6.00%	7.25%	10/2019	29,270	29,024	4.0	29,270
Market Track, LLC	One stop	L + 6.00%	7.25%	10/2019	1,217	1,199	0.2	1,217
					30,487	30,205	4.2	30,487
Retail Stores
Benihana, Inc.(3)	One stop	L + 5.50%	N/A (4)	07/2018	—	(61)	—	—
Benihana, Inc.*ˆ	One stop	P + 4.25%	7.50%	01/2019	15,554	15,145	2.1	15,554
Boot Barn, Inc.*ˆ	One stop	L + 5.75%	7.00%	05/2019	24,430	24,143	3.3	24,430
Boot Barn, Inc.*	One stop	L + 5.75%	7.00%	05/2019	7,726	7,657	1.1	7,726
Capital Vision Services, LLC	One stop	P + 6.25%	9.50%	12/2017	475	466	0.1	475
Capital Vision Services, LLC*ˆ	One stop	L + 7.25%	8.50%	12/2017	15,354	15,219	2.1	15,354
Capital Vision Services, LLCˆ	One stop	L + 7.25%	8.50%	12/2017	1,231	1,219	0.2	1,231
Capital Vision Services, LLC	One stop	L + 7.25%	8.50%	12/2017	1,459	1,453	0.2	1,459
DentMall MSO, LLC	One stop	L + 5.00%	6.00%	07/2019	179	153	—	179
DentMall MSO, LLC	One stop	L + 5.00%	6.00%	07/2019	10,354	10,257	1.4	10,354
DTLR, Inc.*ˆ	One stop	L + 8.00%	11.00%	12/2015	15,892	15,824	2.2	15,892
Express Oil Change, LLC	Senior loan	L + 4.75%	6.33%	12/2017	221	219	—	221
Express Oil Change, LLC*	Senior loan	P + 3.50%	6.75%	12/2017	1,945	1,932	0.3	1,945
Express Oil Change, LLC	Senior loan	P + 3.50%	6.75%	12/2017	110	109	—	110
Floor & Decor Outlets of America, Inc.*ˆ	One stop	L + 6.50%	7.75%	05/2019	11,244	11,137	1.5	11,244
Marshall Retail Group, LLC, The(3)	One stop	L + 6.00%	N/A (4)	08/2019	—	(27)	—	(22)
Marshall Retail Group, LLC, The(3)	One stop	L + 6.00%	N/A (4)	08/2020	—	(11)	—	(9)
Marshall Retail Group, LLC, Theˆ	One stop	L + 6.00%	7.00%	08/2020	12,424	12,271	1.7	12,299
Paper Source, Inc.	One stop	P + 5.00%	7.92%	09/2018	508	498	0.1	508
Paper Source, Inc.*ˆ	One stop	L + 6.25%	7.25%	09/2018	12,576	12,476	1.7	12,576
Restaurant Holding Company, LLC	Senior loan	L + 7.75%	8.75%	02/2019	4,976	4,932	0.6	4,429

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount	Cost	Percentage of Net Assets	Fair Value
Retail Stores (continued)
Rubio’s Restaurants, Inc*ˆ	Senior loan	L + 4.75%	6.00%	11/2018	9,376	9,369	1.3	9,376
Sneaker Villa, Inc.	One stop	P + 7.00%	11.50%	12/2017	1,002	984	0.1	1,002
Sneaker Villa, Inc.	One stop	L + 8.50%	10.00%	12/2017	4,433	4,340	0.6	4,433
Sneaker Villa, Inc.ˆ	One stop	L + 8.50%	10.00%	12/2017	627	617	0.1	627
Sneaker Villa, Inc.ˆ	One stop	L + 8.50%	10.00%	12/2017	1,237	1,221	0.2	1,237
Sneaker Villa, Inc.(3)	One stop	L + 8.50%	N/A (4)	12/2017	—	(16)	—	—
Sneaker Villa, Inc.ˆ	One stop	L + 8.50%	10.00%	12/2017	4,260	4,219	0.6	4,217
Sneaker Villa, Inc.	One stop	L + 8.50%	10.00%	12/2017	752	727	0.1	727
Specialty Catalog Corp.(3)	One stop	L + 6.00%	N/A (4)	07/2017	—	(5)	—	—
Specialty Catalog Corp.	One stop	L + 6.00%	7.50%	07/2017	4,658	4,623	0.6	4,658
Vision Source L.P.	One stop	L + 6.00%	7.25%	08/2019	273	270	—	270
Vision Source L.P.*ˆ	One stop	L + 6.00%	7.00%	08/2019	17,759	17,645	2.4	17,671
					181,035	179,005	24.6	180,173
Telecommunications
Arise Virtual Solutions, Inc.(3)	One stop	L + 6.00%	N/A (4)	12/2018	—	(11)	—	—
Arise Virtual Solutions, Inc.*ˆ	One stop	L + 6.00%	7.25%	12/2018	13,869	13,753	1.9	13,869
Hosting.com Inc.(3)	Senior loan	L + 4.50%	N/A (4)	12/2017	—	(1)	—	—
Hosting.com Inc.*	Senior loan	L + 4.50%	5.75%	12/2017	861	851	0.1	861
ITC Global, Inc.(3)	One stop	L + 6.75%	7.75%	07/2018	289	277	—	289
ITC Global, Inc.*	One stop	L + 6.75%	7.75%	07/2018	8,345	8,274	1.1	8,345
ITC Global, Inc.ˆ	One stop	L + 6.75%	7.75%	07/2018	1,423	1,411	0.2	1,423
					24,787	24,554	3.3	24,787
Textile and Leather
5.11, Inc.*ˆ	Senior loan	L + 5.00%	6.00%	02/2020	1,031	1,026	0.1	1,032
Southern Tide, LLC(3)	One stop	L + 6.75%	N/A (4)	06/2019	—	(8)	—	—
Southern Tide, LLCˆ	One stop	L + 6.75%	7.75%	06/2019	4,096	4,057	0.6	4,096
					5,127	5,075	0.7	5,128
Utilities
PowerPlan Consultants, Inc.(3)	Senior loan	L + 4.25%	N/A (4)	10/2018	—	(1)	—	—
PowerPlan Consultants, Inc.*ˆ	Senior loan	L + 4.25%	5.26%	10/2019	3,583	3,538	0.5	3,583
					3,583	3,537	0.5	3,583
Total debt investments United States					$1,309,570	$1,293,046	176.4%	$1,292,851
Fair Value as a percentage of Principal Amount								98.7%

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Shares/ Contracts	Cost	Percentage of Net Assets	Fair Value
Equity Investments(9)
Aerospace and Defense
NTS Technical Systems	Common stock	N/A	N/A	N/A	2	$1,506	0.2%	$1,597
Tresys Technology Holdings, Inc.	Common stock	N/A	N/A	N/A	295	295	—	3
Whitcraft LLC	Common stock	N/A	N/A	N/A	1	670	0.1	409
Whitcraft LLC	Warrant	N/A	N/A	N/A	—	—	—	80
						2,471	0.3	2,089
Automobile
K&N Engineering, Inc.	Preferred stock A	N/A	N/A	N/A	—	—	—	9
K&N Engineering, Inc.	Preferred stock B	N/A	N/A	N/A	—	—	—	9
K&N Engineering, Inc.	Common stock	N/A	N/A	N/A	—	—	—	69
						—	—	87
Beverage, Food and Tobacco
Atkins Nutritionals, Inc.	LLC interest	N/A	N/A	N/A	57	746	0.2	1,038
C. J. Foods, Inc.	Common stock	N/A	N/A	N/A	157	157	—	157
First Watch Restaurants, Inc.	Common stock	N/A	N/A	N/A	8	816	0.1	908
Goode Seed Co-Invest, LLC	LLC units	N/A	N/A	N/A	356	356	0.1	408

Julio & Sons Company	LLC interest	N/A	N/A	N/A	521	521	0.1	445
Northern Brewer, LLC	LLC interest	N/A	N/A	N/A	438	362	—	8
Richelieu Foods, Inc.	LP interest	N/A	N/A	N/A	220	220	—	166
Tate’s Bake Shop, Inc.	LP interest	N/A	N/A	N/A	—	462	0.1	462
Uinta Brewing Company	LP interest	N/A	N/A	N/A	—	462	0.1	462
						4,102	0.7	4,054
Buildings and Real Estate
Brooks Equipment Company, LLC	Common stock	N/A	N/A	N/A	102	1,021	0.1	1,021
Containers, Packaging and Glass
Packaging Coordinators, Inc.	Common stock	N/A	N/A	N/A	25	2,065	0.3	2,536
Packaging Coordinators, Inc.	Common stock	N/A	N/A	N/A	48	1,563	0.3	2,212
						3,628	0.6	4,748
Diversified Conglomerate Manufacturing
Chase Industries, Inc.	Common stock	N/A	N/A	N/A	1	1,186	0.2	1,186
ICCN Acquisition Corp.	Preferred stock	N/A	N/A	N/A	—	162	—	172
ICCN Acquisition Corp.	Common stock	N/A	N/A	N/A	—	—	—	2
Oasis Outsourcing Holdings, Inc.	LLC interest	N/A	N/A	N/A	1,088	860	0.2	1,679
Sunless Merger Sub, Inc.	LP interest	N/A	N/A	N/A	—	160	—	4
TIDI Products, LLC	LLC units	N/A	N/A	N/A	315	157	0.1	263
						2,525	0.5	3,306

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Shares/ Contracts	Cost	Percentage of Net Assets	Fair Value
Diversified Conglomerate Service
Daxko, LLC	LLC units	N/A	N/A	N/A	219	219	—	230
Marathon Data Operating Co., LLC	Preferred stock	N/A	N/A	N/A	1	264	0.1	604
Marathon Data Operating Co., LLC	Common stock	N/A	N/A	N/A	1	264	—	57
Navex Global, Inc.	LP interest	N/A	N/A	N/A	—	666	0.2	1,604
PC Helps Support, LLC	Common stock	N/A	N/A	N/A	1	7	—	—
PC Helps Support, LLC	Preferred stock	N/A	N/A	N/A	—	61	—	70
Secure-24, LLC	LLC units	N/A	N/A	N/A	263	263	0.1	275
						1,744	0.4	2,840
Electronics
ECI Acquisition Holdings, Inc.	Common stock	N/A	N/A	N/A	9	873	0.1	966
Sparta Holding Corporation	Common stock	N/A	N/A	N/A	1	567	0.1	567
Sparta Holding Corporation	Common stock	N/A	N/A	N/A	235	6	—	6
						1,446	0.2	1,539
Grocery
MyWebGrocer, Inc.	LLC units	N/A	N/A	N/A	1,315	1,322	0.2	1,322
Healthcare, Education and Childcare
Advanced Pain Management Holdings, Inc.	Common stock	N/A	N/A	N/A	67	67	0.1	768
Advanced Pain Management Holdings, Inc.	Preferred stock	N/A	N/A	N/A	8	829	0.1	901
Avatar International, LLC	LP interest	N/A	N/A	N/A	1	741	—	3
California Cryobank, LLC	Common stock	N/A	N/A	N/A	—	28	—	28
California Cryobank, LLC	Common stock	N/A	N/A	N/A	—	—	—	—
Certara L.P.	LP interest	N/A	N/A	N/A	—	635	0.1	679
Dialysis Newco, Inc.	LLC units	N/A	N/A	N/A	871	—	0.2	1,557
Encore Rehabilitation Services, LLC	LLC interest	N/A	N/A	N/A	270	270	0.1	783
G & H Wire Company, Inc.	LP interest	N/A	N/A	N/A	—	102	—	124
Global Healthcare Exchange, LLC	Common stock	N/A	N/A	N/A	—	4	—	31
Global Healthcare Exchange, LLC	Preferred stock	N/A	N/A	N/A	—	398	0.1	418
Hospitalists Management Group, LLC	Common stock	N/A	N/A	N/A	—	38	—	4
IntegraMed America, Inc.	Common stock	N/A	N/A	N/A	1	701	0.1	701
Northwestern Management Services, LLC	Common stock	N/A	N/A	N/A	3	3	—	49
Northwestern Management Services, LLC	LLC units	N/A	N/A	N/A	0	249	0.1	285
Pentec Acquisition Sub, Inc.	Preferred stock	N/A	N/A	N/A	1	116	—	83
Radiology Partners, Inc.	LLC units	N/A	N/A	N/A	43	85	—	85
Reliant Pro ReHab, LLC	Preferred stock	N/A	N/A	N/A	2	183	0.1	883
Southern Anesthesia and Surgical	Common stock	N/A	N/A	N/A	487	487	0.1	697
Spear Education, LLC	Preferred stock	N/A	N/A	N/A	—	86	—	86
Spear Education, LLC	Common stock	N/A	N/A	N/A	1	1	—	1

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Shares Contracts	Cost	Percentage of Net Assets	Fair Value
Healthcare, Education and Childcare
Surgical Information Systems, LLC	Common stock	N/A	N/A	N/A	4	414	0.1	554
Young Innovations, Inc.	Preferred stock	N/A	N/A	N/A	—	236	—	277
						5,673	1.2	8,997
Home and Office Furnishings, Housewares, and Durable Consumer
Top Knobs USA, Inc.	Common stock	N/A	N/A	N/A	3	35	—	213
Insurance
Captive Resources Midco, LLC	LLC units	N/A	N/A	N/A	1	86	—	191
Investment Funds and Vehicles
Senior Loan Fund LLC(7)(8)	LLC interest	N/A	N/A	N/A	9,318	9,318	1.3	9,242
Leisure, Amusement, Motion Pictures and Entertainment
Competitor Group, Inc.	LLC interest	N/A	N/A	N/A	708	713	—	43
LMP TR Holdings, LLC	LLC units	N/A	N/A	N/A	712	712	0.1	712
Starplex Operating, L.L.C.	Common stock	N/A	N/A	N/A	1	183	—	241
Titan Fitness, LLC	Common stock	N/A	N/A	N/A	6	582	0.1	649
						2,190	0.2	1,645
Personal and Non-Durable Consumer Products
Hygenic Corporation, The	LP interest	N/A	N/A	N/A	1	61	—	116
Massage Envy, LLC	LLC interest	N/A	N/A	N/A	749	749	0.1	757
Team Technologies Acquisition Company	Common stock	N/A	N/A	N/A	—	148	—	225
						958	0.1	1,098
Personal Transportation
PODS Funding Corp. II	Warrant	N/A	N/A	N/A	271	—	0.2	1,599
Personal, Food and Miscellaneous Services
R.G. Barry Corporation	Preferred stock	N/A	N/A	N/A	—	161	—	161
Printing and Publishing
Market Track, LLC	Preferred stock	N/A	N/A	N/A	—	145	—	178
Market Track, LLC	Common stock	N/A	N/A	N/A	1	145	0.1	245
						290	0.1	423
Retail Stores
Barcelona Restaurants, LLC(8)(10)	LP interest	N/A	N/A	N/A	1,996	1,996	0.4	3,080
Benihana, Inc.	LLC units	N/A	N/A	N/A	43	699	0.1	747
Capital Vision Services, LLC	LLC interest	N/A	N/A	N/A	402	17	0.1	520
DentMall MSO, LLC	Common stock	N/A	N/A	N/A	2	—	—	—
DentMall MSO, LLC	Preferred stock	N/A	N/A	N/A	2	97	—	97
Express Oil Change, LLC	LLC interest	N/A	N/A	N/A	81	81	—	79

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2014
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Shares/ Contracts	Cost	Percentage of Net Assets	Fair Value
Retail Stores (Continued)
Marshall Retail Group LLC, The	Common stock	N/A	N/A	N/A	15	154	—	154
Paper Source, Inc.	LLC interest	N/A	N/A	N/A	8	1,387	0.2	1,417
PetPeople Enterprise, LLC	LP interest	N/A	N/A	N/A	889	889	0.1	889
Rubio’s Restaurants, Inc.	Preferred stock	N/A	N/A	N/A	199	945	0.2	1,430
Sneaker Villa, Inc.	LLC interest	N/A	N/A	N/A	4	411	0.1	511
Vision Source L.P.	Common stock	N/A	N/A	N/A	9	386	0.1	760
Vision Source L.P.	Common stock	N/A	N/A	N/A	—	—	—	—
						7,062	1.3	9,684
Telecommunications
ITC Global, Inc.	Preferred stock	N/A	N/A	N/A	17	311	0.1	311
Textiles and Leather
Southern Tide, LLC	LLC interest	N/A	N/A	N/A	2	191	—	191
Total equity investments United States						44,534	7.5%	54,761
Total United States						1,337,580	183.9%	1,347,612
Total Investments						$1,337,580	183.9%	$1,347,612
Cash, Restricted Cash and Cash Equivalents
Cash and Restricted Cash						$42,744	5.8%	$42,744
US Bank Money Market Account (cusip 9AMMF05B2)						37,199	5.1	37,199
Total Cash, Restricted Cash and Cash Equivalents						$79,943	10.9%	$79,943
Total Investments and Cash, Restricted Cash and Cash Equivalents						$1,417,523	194.80%	$1,427,555

*	Denotes that all or a portion of the loan secures the notes offered in the 2010 Debt Securitization (as defined in Note 7).
ˆ	Denotes that all or a portion of the loan secures the notes offered in the 2014 Debt Securitization (as defined in Note 7).
(1)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and which reset daily, quarterly or semiannually. For each, the Company has provided the spread over LIBOR or Prime and the weighted average current interest rate in effect at September 30, 2014. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.
(2)	For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect at September 30, 2014.
(3)	The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(4)	The entire commitment was unfunded at September 30, 2014. As such, no interest is being earned on this investment.
(5)	The sale of a portion of this loan does not qualify for sale accounting under ASC Topic 860 — Transfers and Servicing, and therefore, the entire one stop loan asset remains in the Consolidated Schedule of Investments. (See Note 7 in the accompanying notes to the consolidated financial statements.)

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2014
(In thousands)

(6)	Loan was on non-accrual status as of September 30, 2014, meaning that the Company has ceased recognizing interest income on the loan.
(7)	As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), the Company is deemed to be both an “Affiliated Person” of and “Control” this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). See Note 5 in the accompanying notes to the consolidated financial statements for transactions during the year ended September 30, 2014 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control.
(8)	The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(9)	Non-income producing securities.
(10)	As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of the portfolio company as the Company along with affiliated entities owns five percent or more of the portfolio company’s voting securities. See Note 5 in the accompanying notes to the financial statements for transactions during the year ended September 30, 2014 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to control).

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments
September 30, 2013
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal Amount	Cost	Percentage of Net Assets	Fair Value
Investments
Canada
Debt investments
Leisure, Amusement, Motion Pictures, Entertainment
Extreme Fitness, Inc.(3)(8)	Subordinated debt	N/A	12.00% cash/ 2.50% PIK	11/2015	$2,842	$2,810	—%	$—
Total Canada					$2,842	$2,810	—%	$—
Fair Value as percentage of Principal Amount								0.0%
United States
Debt investments
Aerospace and Defense
ILC Dover, LP	Senior loan	L + 6.00%	7.25%	07/2017	$606	$601	0.1%	$594
ILC Dover, LP	Senior loan	P + 5.00%	8.25%	07/2017	148	141	—	139
ILC Dover, LP	Senior loan	L + 6.00%	7.25%	07/2017	4,352	4,286	0.6	4,265
Tresys Technology Holdings, Inc.(4)	One stop	L + 6.75%	N/A (5)	12/2017	—	(8)	—	(34)
Tresys Technology Holdings, Inc.	One stop	L + 6.75%	8.00%	12/2017	3,975	3,891	0.6	3,776
TurboCombustor Technology Inc.*	Senior loan	L + 4.75%	5.75%	12/2017	381	379	0.1	381
TurboCombustor Technology Inc.*	Senior loan	L + 5.00%	6.00%	12/2017	895	892	0.1	895
Whitcraft LLC	Subordinated debt	N/A	12.00%	12/2018	1,877	1,853	0.3	1,877
White Oak Technologies, Inc.(4)	Senior loan	L + 5.00%	N/A (5)	03/2017	—	(9)	—	—
White Oak Technologies, Inc.*	Senior loan	L + 5.00%	6.25%	03/2017	1,833	1,797	0.3	1,833
					14,067	13,823	2.1	13,726
Automobile
ABRA, Inc.(9)	One stop	P + 4.50%	7.75%	05/2018	841	821	0.1	841
ABRA, Inc.*(9)	One stop	L + 5.75%	7.00%	05/2018	26,372	26,189	4.0	26,372
ABRA, Inc.*(4),(9)	One stop	L + 5.75%	N/A (5)	05/2018	—	(12)	—	—
ABRA, Inc.(4),(9)	One stop	L + 5.75%	N/A (5)	05/2018	—	(48)	—	—
American Driveline Systems, Inc.	Senior loan	P + 6.50%	9.75%	01/2016	391	386	0.1	352
American Driveline Systems, Inc.*	Senior loan	P + 6.50%	9.75%	01/2016	2,826	2,793	0.4	2,543
Express Oil Change, LLC	Senior loan	P + 3.50%	6.75%	12/2017	116	112	—	116
Express Oil Change, LLC	Senior loan	P + 3.50%	6.75%	12/2017	181	178	—	181
Express Oil Change, LLC*	Senior loan	P + 3.50%	6.75%	12/2017	1,818	1,803	0.3	1,818
K&N Engineering, Inc.(4)	Senior loan	L + 4.50%	N/A (5)	04/2018	—	(7)	—	—
K&N Engineering, Inc.*	Senior loan	L + 4.50%	5.75%	04/2018	7,279	7,179	1.1	7,279
Take 5 Oil Change, L.L.C.	Senior loan	L + 5.25%	6.25%	07/2018	118	114	—	114
Take 5 Oil Change, L.L.C.	Senior loan	L + 5.25%	6.25%	07/2018	2,978	2,957	0.5	2,956
					42,920	42,465	6.5	42,572
Banking
Prommis Fin Co.*(3)	Senior loan	P + 10.50%	2.25% cash/ 11.50% PIK	06/2015	146	145	—	40
Prommis Fin Co.	Senior loan	P + 11.00%	13.25%	06/2015	98	98	—	23
Prommis Fin Co.*(3)	Second lien	P + 10.50%	2.25% cash/ 11.50% PIK	06/2015	384	382	—	—
Prommis Fin Co.*(3)	Subordinated debt	P + 10.50%	2.25% cash/ 11.50% PIK	06/2015	192	191	—	—
					820	816	—	63

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2013
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal Amount	Cost	Percentage of Net Assets	Fair Value
Beverage, Food and Tobacco
ABP Corporation	Senior loan	P + 3.50%	7.25%	06/2016	63	58	—	63
ABP Corporation*	Senior loan	L + 4.75%	6.00%	06/2016	4,490	4,442	0.7	4,490
American Importing Company, Inc.	One stop	L + 5.75%	7.00%	05/2018	14,806	14,624	2.3	14,806
Ameriqual Group, LLC*	Senior loan	L + 5.00%	6.50%	03/2016	1,727	1,710	0.3	1,658
Ameriqual Group, LLC*	Senior loan	L + 7.50%	9.00%	03/2016	831	823	0.1	731
Atkins Nutritionals, Inc.*	One stop	L + 5.00%	6.25%	01/2019	22,339	22,097	3.4	22,395
Atkins Nutritionals, Inc.*	One stop	L + 8.50%	9.75%	04/2019	17,270	16,830	2.7	17,529
Candy Intermediate Holdings, Inc. (Ferrara Candy)	Senior loan	L + 6.25%	7.50%	06/2018	4,937	4,800	0.7	4,777
Firebirds International, LLC	One stop	L + 5.75%	7.00%	05/2018	83	79	—	79
Firebirds International, LLC(4)	One stop	L + 5.75%	N/A (5)	05/2018	—	(3)	—	(3)
Firebirds International, LLC(4)	One stop	L + 5.75%	N/A (5)	05/2018	—	(2)	—	(1)
Firebirds International, LLC*	One stop	L + 5.75%	7.00%	05/2018	912	901	0.1	902
First Watch Restaurants, Inc.	One stop	L + 7.50%	8.75%	12/2016	418	396	0.1	418
First Watch Restaurants, Inc.	One stop	L + 7.50%	8.75%	12/2016	955	933	0.1	955
First Watch Restaurants, Inc.*	One stop	L + 7.50%	8.75%	12/2016	11,385	11,238	1.7	11,385
IT'SUGAR LLC	Subordinated debt	N/A	8.00%	10/2017	1,707	1,707	0.4	2,697
IT'SUGAR LLC	Senior loan	L + 8.50%	10.00%	04/2017	4,213	4,153	0.6	4,213
Julio & Sons Company(4)	One stop	L + 7.00%	N/A (5)	09/2014	—	(7)	—	—
Julio & Sons Company*	One stop	L + 7.00%	8.50%	09/2016	7,049	7,008	1.1	7,049
Julio & Sons Company(4)	One stop	L + 7.00%	N/A (5)	09/2014	—	(9)	—	—
Northern Brewer, LLC	One stop	L + 6.50%	8.00%	02/2018	695	683	0.1	695
Northern Brewer, LLC	One stop	L + 6.50%	8.00%	02/2018	6,413	6,271	1.0	6,413
Richelieu Foods, Inc.	Senior loan	P + 4.00%	7.25%	11/2015	132	123	—	132
Richelieu Foods, Inc.*	Senior loan	L + 5.00%	6.75%	11/2015	1,988	1,958	0.3	1,988
Smashburger Finance LLC(4)	Senior loan	L + 4.25%	N/A (5)	05/2018	—	(9)	—	(6)
Smashburger Finance LLC*	Senior loan	L + 4.25%	5.50%	05/2018	6,532	6,485	1.0	6,500
					108,945	107,289	16.7	109,865

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2013
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal Amount	Cost	Percentage of Total Net Assets	Fair Value
Building and Real Estate
ITEL Laboratories, Inc.(4)	Senior loan	L + 4.75%	N/A (5)	06/2018	—	(1)	—	—
ITEL Laboratories, Inc.*	Senior loan	L + 4.75%	6.00%	06/2018	801	792	0.1	801
KHKI Acquisition, Inc.	Senior loan	P + 5.00%	8.50%	03/2017	2,547	2,547	0.2	1,401
					3,348	3,338	0.3	2,202
Cargo Transport
RP Crown Parent (RedPrairie Corp)*	Senior loan	L + 5.50%	6.75%	12/2018	1,985	1,950	0.3	2,003
					1,985	1,950	0.3	2,003
Chemicals, Plastics and Rubber
Integrated DNA Technologies, Inc.	Subordinated debt	N/A	12.00% cash/ 2.00% PIK	04/2015	450	447	0.1	450
Integrated DNA Technologies, Inc.	Subordinated debt	N/A	12.00% cash/ 2.00% PIK	04/2015	1,267	1,246	0.2	1,267
Integrated DNA Technologies, Inc.	Subordinated debt	N/A	12.00% cash/ 2.00% PIK	04/2015	450	442	0.1	450
Road Infrastructure Investment, LLC	Senior loan	L + 5.00%	5.18%	03/2017	49	17	—	48
Road Infrastructure Investment, LLC*	Senior loan	L + 5.00%	6.25%	03/2018	4,515	4,469	0.7	4,557
					6,731	6,621	1.1	6,772
Containers, Packaging and Glass
Fort Dearborn Company*	Senior loan	L + 4.25%	5.25%	10/2017	39	39	—	39
Fort Dearborn Company*	Senior loan	L + 4.75%	5.75%	10/2018	156	155	—	156
Fort Dearborn Company*	Senior loan	L + 4.25%	5.25%	10/2017	559	555	0.1	559
Fort Dearborn Company*	Senior loan	L + 4.75%	5.75%	10/2018	2,202	2,187	0.3	2,202
Packaging Coordinators, Inc.*	Senior loan	L + 4.25%	5.50%	05/2020	6,810	6,778	1.0	6,776
Packaging Coordinators, Inc.	Second lien	L + 8.25%	9.50%	11/2020	29,098	28,539	4.4	28,807
					38,864	38,253	5.8	38,539
Diversified Conglomerate Manufacturing
Chase Industries, Inc.*	One stop	L + 5.66%	6.91%	11/2017	13,815	13,622	2.1	13,815
Metal Spinners, Inc.*	Senior loan	L + 6.50%	8.00%	12/2014	1,352	1,333	0.2	1,352
Metal Spinners, Inc.*	Senior loan	L + 6.50%	8.00%	12/2014	2,684	2,649	0.4	2,684
Onicon Incorporated(4)	One stop	L + 6.75%	N/A (5)	12/2017	—	(14)	—	—
Onicon Incorporated	One stop	L + 6.75%	8.25%	12/2017	3,606	3,544	0.5	3,606
Pasternack Enterprises, Inc.*	Senior loan	L + 5.00%	6.25%	12/2017	1,208	1,198	0.2	1,208
Plex Systems, Inc.(4)	Senior loan	L + 7.50%	N/A (5)	06/2018	—	(26)	—	(26)
Plex Systems, Inc.*	Senior loan	L + 7.50%	8.75%	06/2018	13,670	13,375	2.0	13,465
Sunless Merger Sub, Inc.	Senior loan	P + 4.00%	7.25%	07/2016	56	55	—	24
Sunless Merger Sub, Inc.*	Senior loan	L + 5.25%	6.50%	07/2016	2,171	2,165	0.3	1,910
Tecomet Inc.(4)	Senior loan	L + 4.50%	N/A (5)	12/2016	—	(5)	—	—
Tecomet Inc.*	Senior loan	L + 4.50%	5.75%	12/2016	5,610	5,546	0.9	5,610
TIDI Products, LLC(4)	Senior loan	L + 7.00%	N/A (5)	07/2017	—	(10)	—	—
TIDI Products, LLC*	Senior loan	L + 7.00%	8.25%	07/2018	8,703	8,552	1.3	8,703
Vintage Parts, Inc.*	One stop	L + 4.50%	5.75%	12/2013	4,865	4,836	0.7	4,865
Vintage Parts, Inc.*	One stop	L + 4.50%	5.75%	12/2013	68	67	—	68
Vintage Parts, Inc.*	One stop	L + 4.50%	5.75%	12/2013	1,016	1,008	0.2	1,016
					58,824	57,895	8.8	58,300

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2013
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal Amount	Cost	Percentage of Total Net Assets	Fair Value
Diversified Conglomerate Service
Aderant North America, Inc.*	Senior loan	L + 5.00%	6.25%	12/2018	4,506	4,467	0.7	4,506
Agility Recovery Solutions Inc.(4)	One stop	L + 7.00%	N/A (5)	12/2017	—	(7)	—	—
Agility Recovery Solutions Inc.*	One stop	L + 7.00%	8.25%	12/2017	9,409	9,221	1.4	9,409
API Healthcare Corporation*	One stop	L + 8.63%	9.88%	04/2018	34,156	33,882	5.2	34,156
Consona Holdings, Inc.(4)	Senior loan	L + 5.50%	N/A (5)	08/2017	—	(2)	—	—
Consona Holdings, Inc.*	Senior loan	L + 5.50%	6.75%	08/2018	1,037	1,008	0.2	1,037
Consona Holdings, Inc.*	Senior loan	L + 6.00%	7.25%	08/2018	1,551	1,538	0.2	1,551
Document Technologies, LLC(4)	Senior loan	L + 4.25%	N/A (5)	12/2018	—	(13)	—	—
Document Technologies, LLC*	Senior loan	L + 4.25%	5.50%	12/2018	6,724	6,659	1.0	6,724
EAG, INC. (Evans Analytical Group)*	Senior loan	L + 4.50%	6.00%	07/2017	2,459	2,432	0.4	2,459
HighJump Acquisition LLC	One stop	L + 7.50%	8.75%	07/2016	7,142	7,075	1.1	7,142
Integration Appliance, Inc.	Senior loan	P + 7.00%	10.25%	09/2018	719	709	0.1	709
Integration Appliance, Inc.	Senior loan	P + 7.00%	10.25%	09/2018	5,396	5,261	0.8	5,315
Marathon Data Operating Co., LLC(4)	One stop	L + 6.25%	N/A (5)	08/2017	—	(8)	—	—
Marathon Data Operating Co., LLC	One stop	L + 6.25%	7.50%	08/2017	4,772	4,679	0.7	4,772
MSC.Software Corporation*	One stop	L + 7.15%	8.40%	11/2017	10,028	9,867	1.5	10,028
Navex Global, Inc.(4)	One stop	L + 7.50%	N/A (5)	12/2016	—	(16)	—	(25)
Navex Global, Inc.*	One stop	L + 7.50%	9.00%	12/2016	17,758	17,460	2.7	17,403
NetSmart Technologies, Inc.	Senior loan	L + 7.50%	8.75%	12/2017	654	642	0.1	654
NetSmart Technologies, Inc.*	Senior loan	L + 7.50%	8.75%	12/2017	8,377	8,302	1.3	8,377
PC Helps Support, LLC(4)	Senior loan	L + 5.25%	N/A (5)	09/2017	—	(2)	—	—
PC Helps Support, LLC	Senior loan	L + 5.25%	6.50%	09/2017	2,007	1,984	0.3	2,007
Secure-24, LLC(4)	One stop	L + 7.00%	N/A (5)	08/2017	—	(6)	—	—
Secure-24, LLC*	One stop	L + 7.00%	8.25%	08/2017	10,539	10,290	1.6	10,539
Secure-24, LLC	One stop	L + 7.00%	8.25%	03/2015	1,541	1,520	0.2	1,541
Source Medical Solutions, Inc.	Second lien	L + 9.50%	10.75%	03/2018	9,294	9,104	1.4	9,201
Vericlaim, Inc.(4)	Senior loan	L + 4.75%	N/A (5)	05/2018	—	(3)	—	(4)
Vericlaim, Inc.	Senior loan	L + 4.75%	6.00%	05/2018	5,822	5,795	0.9	5,793
					143,891	141,838	21.8	143,294

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2013
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal Amount	Cost	Percentage of Total Net Assets	Fair Value
Electronics
Ecommerce Industries, Inc.(4)	One stop	L + 6.75%	N/A (5)	10/2016	—	(20)	—	—
Ecommerce Industries, Inc.*	One stop	L + 8.39%	9.64%	10/2016	12,519	12,378	1.9	12,519
Entrust, Inc./Entrust Limited*	Second lien	L + 9.50%	10.75%	04/2019	5,204	5,159	0.7	5,204
Entrust, Inc./Entrust Limited*	Second lien	L + 9.50%	10.75%	04/2019	11,523	11,424	1.8	11,523
Rogue Wave Holdings, Inc.*	One stop	L + 9.28%	10.53%	11/2017	7,249	7,162	1.1	7,249
Sparta Systems, Inc.(4)	Senior loan	L + 5.25%	N/A (5)	12/2017	—	(7)	—	—
Sparta Systems, Inc.	Senior loan	L + 5.25%	6.50%	12/2017	6,375	6,307	1.0	6,375
Syncsort Incorporated	Senior loan	P + 4.25%	7.50%	03/2015	160	158	—	160
Syncsort Incorporated*	Senior loan	P + 4.25%	7.50%	03/2015	6,365	6,291	1.0	6,365
Time-O-Matic, Inc.	Subordinated debt	N/A	12.00% cash/ 1.25% PIK	12/2016	11,709	11,576	1.8	11,709
					61,104	60,428	9.3	61,104
Farming and Agriculture
AGData, L.P.	One stop	L + 6.00%	7.25%	08/2016	3,837	3,799	0.6	3,837
Finance
Ascensus, Inc.*	Senior loan	L + 6.75%	8.00%	12/2018	17,958	17,643	2.7	17,958
Bonddesk Group LLC*	Senior loan	L + 5.00%	6.50%	09/2016	869	864	0.2	869
Pillar Processing LLC*	Senior loan	L + 5.50%	5.78%	11/2018	1,604	1,601	0.2	1,524
Pillar Processing LLC*(3)	Senior loan	N/A	14.50%	05/2019	2,478	2,483	0.1	625
					22,909	22,591	3.2	20,976
Grocery
MyWebGrocer, Inc.(4)	Senior loan	L + 8.75%	N/A (5)	05/2018	—	(15)	—	(16)
MyWebGrocer, Inc.	Senior loan	L + 8.75%	6.00% cash/ 4.00% PIK	05/2018	14,271	14,036	2.1	14,128
Teasdale Quality Foods, Inc.*	Senior loan	L + 4.50%	5.75%	05/2018	2,800	2,773	0.4	2,772
					17,071	16,794	2.5	16,884
Healthcare, Education and Childcare
Advanced Pain Management Holdings, Inc.(4)	Senior loan	L + 5.00%	N/A (5)	02/2018	—	(7)	—	—
Advanced Pain Management Holdings, Inc.(4)	Senior loan	L + 5.00%	N/A (5)	02/2018	—	(10)	—	—
Advanced Pain Management Holdings, Inc.*	Senior loan	L + 5.00%	6.25%	02/2018	7,364	7,299	1.1	7,364
Avatar International, LLC	Senior loan	L + 8.00%	9.25%	09/2016	1,651	1,638	0.2	1,618
Avatar International, LLC(4)	One stop	L + 7.50%	N/A (5)	09/2016	—	(6)	—	(24)
Avatar International, LLC*	One stop	L + 7.50%	8.75%	09/2016	7,653	7,575	1.1	7,424
DDC Center Inc.	One stop	L + 6.25%	N/A (5)	10/2013	—	—	—	—
DDC Center Inc.*	One stop	L + 6.25%	9.25%	10/2014	7,920	7,913	1.2	7,920

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2013
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal Amount	Cost	Percentage of Total Net Assets	Fair Value
Delta Educational Systems*	Senior loan	P + 4.75%	8.00%	12/2016	1,806	1,778	0.3	1,806
Dialysis Newco, Inc.	Senior loan	L + 4.25%	5.25%	08/2020	6,346	6,283	1.0	6,314
Dialysis Newco, Inc.(4)	Second lien	L + 8.50%	N/A (5)	02/2021	—	(25)	—	(22)
Dialysis Newco, Inc.*	Second lien	L + 8.50%	9.75%	02/2021	23,901	23,490	3.6	23,543
Encore Rehabilitation Services, LLC(4)	One stop	L + 6.25%	N/A (5)	06/2017	—	(12)	—	—
Encore Rehabilitation Services, LLC	One stop	L + 6.25%	7.50%	06/2017	5,099	4,994	0.8	5,099
G & H Wire Company, Inc.(4)	Senior loan	L + 5.50%	N/A (5)	11/2016	—	(9)	—	—
G & H Wire Company, Inc.*	Senior loan	L + 5.50%	7.00%	11/2016	8,555	8,452	1.3	8,555
Healogics, Inc.*	Second lien	L + 8.00%	9.25%	02/2020	16,454	16,304	2.6	16,851
Hospitalists Management Group, LLC	Senior loan	L + 5.00%	6.50%	05/2017	438	433	0.1	403
Hospitalists Management Group, LLC	Senior loan	P + 4.00%	7.25%	05/2017	888	878	0.1	815
Hospitalists Management Group, LLC	Senior loan	L + 5.00%	6.50%	05/2017	3,694	3,629	0.5	3,398
IntegraMed America, Inc.(4)	One stop	L + 7.25%	N/A (5)	09/2017	—	(15)	—	—
IntegraMed America, Inc.*	One stop	L + 7.25%	8.50%	09/2017	14,457	14,196	2.2	14,457
Maverick Healthcare Group, LLC *	Senior loan	L + 5.50%	7.25%	12/2016	2,030	2,011	0.3	2,030
NeuroTherm, Inc.	Senior loan	P + 4.00%	7.25%	02/2016	64	60	—	64
NeuroTherm, Inc.*	Senior loan	L + 5.00%	6.50%	02/2016	1,332	1,318	0.2	1,332
Northwestern Management Services, LLC(4)	Senior loan	L + 5.25%	N/A (5)	10/2017	—	(13)	—	—
Northwestern Management Services, LLC(4)	Senior loan	L + 5.25%	N/A (5)	10/2017	—	(5)	—	—
Northwestern Management Services, LLC*	Senior loan	L + 5.25%	6.50%	10/2017	4,031	3,963	0.6	4,031
Pentec Acquisition Sub, Inc.(4)	Senior loan	L + 5.25%	N/A (5)	05/2017	—	(3)	—	(6)
Pentec Acquisition Sub, Inc.*	Senior loan	L + 5.25%	6.50%	05/2018	1,895	1,865	0.3	1,819
Precision Dermatology, Inc.(4)	Senior loan	L + 6.00%	N/A (5)	09/2018	—	(9)	—	(4)
Precision Dermatology, Inc.	Senior loan	L + 6.00%	7.25%	09/2018	11,086	10,977	1.7	11,031
Reliant Pro ReHab, LLC	Senior loan	L + 4.75%	6.00%	06/2016	949	943	0.1	949
Reliant Pro ReHab, LLC	Senior loan	P + 3.75%	7.00%	06/2016	185	179	—	185
Reliant Pro ReHab, LLC*	Senior loan	L + 4.75%	6.00%	06/2016	3,409	3,376	0.5	3,409
Renaissance Pharma (U.S.) Holdings Inc.(4)	Senior loan	L + 5.25%	N/A (5)	05/2018	—	(4)	—	—
Renaissance Pharma (U.S.) Holdings Inc.*	Senior loan	L + 5.25%	6.75%	05/2018	4,493	4,436	0.7	4,493
Southern Anesthesia and Surgical(4)	One stop	L + 7.00%	N/A (5)	11/2017	—	(13)	—	—
Southern Anesthesia and Surgical	One stop	L + 7.00%	8.25%	11/2017	6,217	6,090	0.9	6,217
Surgical Information Systems, LLC	Second lien	L + 3.00%	4.00%	09/2018	1,714	1,714	0.3	1,714
WIL Research Company, Inc.*	Senior loan	L + 4.50%	5.75%	02/2018	784	775	0.1	776
Young Innovations, Inc.(4)	Senior loan	L + 4.50%	N/A (5)	01/2018	—	(2)	—	—
Young Innovations, Inc.	Senior loan	L + 4.50%	5.75%	01/2019	4,594	4,564	0.7	4,594
					149,009	147,000	22.5	148,155

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2013
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal Amount	Cost	Percentage of Total Net Assets	Fair Value
Home and Office Furnishings, Housewares, and Durable Consumer
WII Components, Inc.	Senior loan	P + 3.75%	7.00%	07/2016	26	25	—	26
WII Components, Inc.*	Senior loan	L + 4.75%	6.25%	07/2016	1,639	1,626	0.3	1,639
Zenith Products Corporation	One stop	P + 1.75%	5.00%	09/2013	29	29	—	24
Zenith Products Corporation*	One stop	P + 3.50%	6.75%	09/2013	3,684	3,684	0.4	2,947
					5,378	5,364	0.7	4,636
Insurance
AssuredPartners Capital, Inc.(4)	Senior loan	L + 4.75%	N/A (5)	06/2019	—	(4)	—	—
AssuredPartners Capital, Inc.(4)	Senior loan	L + 4.75%	N/A (5)	12/2019	—	(22)	—	—
AssuredPartners Capital, Inc.*	Senior loan	L + 4.50%	5.75%	12/2018	2,377	2,358	0.4	2,377
Captive Resources Midco, LLC(4)	Senior loan	L + 5.50%	N/A (5)	10/2017	—	(3)	—	—
Captive Resources Midco, LLC*	Senior loan	L + 5.50%	6.75%	10/2018	3,552	3,522	0.5	3,552
Evolution1, Inc.(4)	Senior loan	L + 4.75%	N/A (5)	06/2016	—	(14)	—	—
Evolution1, Inc.	Senior loan	P + 3.75%	7.00%	06/2016	89	86	—	89
Evolution1, Inc.*	Senior loan	L + 4.75%	6.25%	06/2016	4,561	4,523	0.7	4,561
					10,579	10,446	1.6	10,579
Investment Funds and Vehicles
Senior Loan Fund LLC(7)	Senior loan	L + 4.00%	4.20%	05/2020	4,140	4,140	0.6	4,066
					4,140	4,140	0.6	4,066
Leisure, Amusement, Motion Pictures and Entertainment
Competitor Group, Inc.(4)	One stop	L + 7.75%	N/A (5)	11/2018	—	(44)	—	—
Competitor Group, Inc.	One stop	P + 6.75%	10.00%	11/2018	884	871	0.1	796
Competitor Group, Inc.*	One stop	L + 8.75%	7.75% cash/ 1.00% PIK	11/2018	12,774	12,581	1.8	11,496
Octane Fitness, LLC*	One stop	L + 5.50%	7.00%	12/2015	4,675	4,590	0.7	4,675
Pride Manufacturing Company, LLC*	Senior loan	L + 6.00%	7.75%	11/2015	591	586	0.1	591
Service Companies, The	Senior loan	P + 5.25%	10.25%	03/2014	155	155	—	155
Service Companies, The*	Senior loan	L + 6.50%	9.00%	03/2014	6,354	6,336	1.0	6,354
Starplex Operating, L.L.C.	One stop	L + 7.50%	9.00%	12/2017	958	940	0.1	958
Starplex Operating, L.L.C.*	One stop	L + 7.50%	9.00%	12/2017	17,432	17,171	2.6	17,432
Titan Fitness, LLC(4)	One stop	L + 6.50%	N/A (5)	09/2019	—	(26)	—	(26)
Titan Fitness, LLC	One stop	P + 5.25%	8.50%	09/2019	687	661	0.1	661
Titan Fitness, LLC	One stop	P + 5.25%	8.50%	09/2019	13,740	13,421	2.1	13,533
					58,250	57,242	8.6	56,625

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2013
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal Amount	Cost	Percentage of Total Net Assets	Fair Value
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.(4)	One stop	L + 6.00%	N/A (5)	10/2017	—	(5)	—	—
Benetech, Inc.*	One stop	L + 6.00%	7.25%	10/2017	5,506	5,484	0.8	5,506
					5,506	5,479	0.8	5,506
Oil and Gas
Drilling Info, Inc.(4)	One stop	L + 5.50%	N/A (5)	06/2018	—	(1)	—	(1)
Drilling Info, Inc.	One stop	L + 5.50%	6.75%	06/2018	1,368	1,355	0.2	1,354
Drilling Info, Inc.(4)	One stop	L + 5.50%	N/A (5)	06/2018	—	(5)	—	(5)
					1,368	1,349	0.2	1,348
Personal and Non-Durable Consumer Products
Hygenic Corporation, The(4)	Senior loan	L + 4.50%	N/A (5)	10/2017	—	(3)	—	—
Hygenic Corporation, The*	Senior loan	L + 4.50%	5.75%	10/2018	3,534	3,492	0.6	3,534
Massage Envy, LLC(4)	One stop	L + 7.25%	N/A (5)	09/2018	—	(15)	—	—
Massage Envy, LLC	One stop	L + 7.25%	8.50%	09/2018	16,634	16,291	2.5	16,634
Team Technologies Acquisition Company(4)	Senior loan	L + 4.75%	N/A (5)	12/2017	—	(4)	—	—
Team Technologies Acquisition Company	Senior loan	L + 4.75%	6.00%	12/2017	3,519	3,490	0.6	3,519
					23,687	23,251	3.7	23,687
Personal, Food and Miscellaneous Services
Affordable Care Inc.(4)	Senior loan	L + 4.75%	N/A (5)	12/2017	—	(2)	—	—
Affordable Care Inc.	Senior loan	L + 4.75%	6.00%	12/2018	3,541	3,510	0.5	3,541
Automatic Bar Controls, Inc.(4)	Senior loan	L + 5.75%	N/A (5)	03/2016	—	(1)	—	—
Automatic Bar Controls, Inc.*	Senior loan	L + 5.50%	7.00%	03/2016	904	897	0.1	904
Focus Brands Inc.	Second lien	L + 9.00%	10.25%	08/2018	11,195	11,076	1.7	11,418
National Veterinary Associates, Inc.	Senior loan	L + 5.00%	6.25%	12/2017	955	943	0.2	955
National Veterinary Associates, Inc.(4)	Senior loan	L + 5.00%	N/A (5)	12/2017	—	(1)	—	—
National Veterinary Associates, Inc.	Senior loan	L + 5.00%	6.25%	12/2017	6,006	5,963	0.9	6,006
PMI Holdings, Inc.(4)	Senior loan	L + 4.75%	N/A (5)	06/2017	—	(2)	—	—
PMI Holdings, Inc.	Senior loan	L + 4.75%	5.75%	06/2017	2,629	2,609	0.4	2,629
Vetcor Merger Sub LLC	Senior loan	L + 6.50%	7.75%	12/2017	377	356	0.1	377
Vetcor Merger Sub LLC	Senior loan	L + 6.50%	7.75%	12/2017	520	513	0.1	520
Vetcor Merger Sub LLC*	Senior loan	L + 6.50%	7.75%	12/2017	5,938	5,881	0.9	5,938
					32,065	31,742	4.9	32,288

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2013
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal Amount	Cost	Percentage of Total Net Assets	Fair Value
Personal Transportation
PODS Funding Corp. II	Subordinated debt	N/A	21.00%	11/2017	702	702	0.1	702
PODS Funding Corp. II	Subordinated debt	N/A	21.00%	11/2017	3,400	3,400	0.5	3,400
PODS Funding Corp. II	Subordinated debt	N/A	10.50% cash/ 5.00% PIK	05/2017	1,217	1,267	0.2	1,278
PODS Funding Corp. II	Subordinated debt	N/A	10.50% cash/ 5.00% PIK	05/2017	4,829	4,980	0.8	5,070
PODS Funding Corp. II	Senior loan	L + 6.00%	7.25%	11/2016	691	678	0.1	691
PODS Funding Corp. II*	Senior loan	L + 6.00%	7.25%	11/2016	6,091	5,978	0.9	6,091
					16,930	17,005	2.6	17,232
Printing and Publishing
Market Track, LLC(4)	Senior loan	L + 6.11%	N/A (5)	08/2018	—	(5)	—	—
Market Track, LLC*	Senior loan	L + 6.11%	7.36%	08/2018	3,114	3,076	0.5	3,114
Market Track, LLC(4)	Senior loan	L + 7.65%	N/A (5)	08/2018	—	(3)	—	—
					3,114	3,068	0.5	3,114
Retail Stores
Barcelona Restaurants, LLC(4)(6)	One stop	L + 8.25%	N/A (5)	03/2017	—	(4)	—	—
Barcelona Restaurants, LLC*(6)	One stop	L + 8.25%	9.50%	03/2017	5,707	5,623	0.9	5,707
Benihana, Inc.(4)	One stop	L + 5.50%	N/A (5)	07/2018	—	(42)	—	—
Benihana, Inc.*	One stop	L + 5.50%	6.75%	01/2019	14,106	13,679	2.1	14,106
Boot Barn, Inc.*	One stop	L + 5.75%	7.00%	05/2019	24,677	24,327	3.7	24,430
Capital Vision Services, LLC(4)	One stop	L + 7.25%	N/A (5)	12/2017	—	(16)	—	—
Capital Vision Services, LLC	One stop	P + 6.25%	9.50%	12/2017	323	311	0.1	323
Capital Vision Services, LLC*	One stop	L + 7.25%	8.50%	12/2017	13,358	13,190	2.0	13,358
DTLR, Inc.*	One stop	L + 8.00%	11.00%	12/2015	16,757	16,625	2.6	16,757
Floor & Decor Outlets of America, Inc.*	One stop	L + 6.50%	7.75%	05/2019	11,358	11,226	1.7	11,216
Marshall Retail Group, LLC, The(4)	Senior loan	L + 6.50%	N/A (5)	10/2016	—	(11)	—	—
Marshall Retail Group, LLC, The*	Senior loan	L + 6.50%	8.00%	10/2016	9,495	9,370	1.4	9,495
Paper Source, Inc.	One stop	L + 6.25%	7.25%	09/2018	169	157	—	157
Paper Source, Inc.*	One stop	L + 6.25%	7.25%	09/2018	12,703	12,562	1.9	12,576
Restaurant Holding Company, LLC	Senior loan	L + 7.50%	9.00%	02/2017	9,274	9,149	1.4	9,298
Rubio's Restaurants, Inc.*	One stop	L + 7.25%	8.75% cash/ 0.25% PIK	06/2015	7,695	7,637	1.2	7,695
Sneaker Villa, Inc.	One stop	L + 8.50%	10.00%	12/2017	626	619	0.1	626
Sneaker Villa, Inc.	One stop	P + 7.00%	11.50%	12/2017	752	736	0.1	752
Sneaker Villa, Inc.	One stop	L + 8.50%	10.00%	12/2017	4,549	4,453	0.7	4,549
Specialty Catalog Corp.(4)	One stop	L + 6.00%	N/A (5)	07/2017	—	(6)	—	—
Specialty Catalog Corp.	One stop	L + 6.00%	7.50%	07/2017	5,187	5,134	0.8	5,187
Vision Source L.P.	One stop	P + 5.50%	8.75%	04/2016	129	123	—	129
Vision Source L.P.*	One stop	L + 6.75%	8.00%	04/2016	11,703	11,580	1.8	11,703
					148,568	146,422	22.5	148,064

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2013
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal Amount	Cost	Percentage of Total Net Assets	Fair Value
Telecommunications
Hosting.com Inc.	Senior loan	P + 3.25%	6.50%	10/2016	20	19	—	20
Hosting.com Inc.*	Senior loan	L + 4.50%	5.75%	10/2016	812	802	0.1	812
ITC Global, Inc.(4)	One stop	P + 5.50%	8.75%	07/2018	10	(5)	—	(4)
ITC Global, Inc.	One stop	L + 6.75%	7.75%	07/2018	8,605	8,513	1.3	8,519
NameMedia, Inc.	Senior loan	L + 6.00%	N/A (5)	11/2014	—	—	—	—
NameMedia, Inc.	Senior loan	P + 5.00%	8.25%	11/2014	1,170	1,162	0.2	1,170
					10,617	10,491	1.6	10,517
Utilities
PowerPlan Consultants, Inc.(4)	Senior loan	L + 5.25%	N/A (5)	03/2017	—	(1)	—	—
PowerPlan Consultants, Inc.*	Senior loan	L + 5.25%	6.75%	03/2018	4,218	4,171	0.6	4,218
					4,218	4,170	0.6	4,218
Total debt investments United States					$998,745	$985,069	150.4%	$990,172
Fair Value as a percentage of Principal Amount								99.1%

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2013
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal Amount/ Shares/ Contracts	Cost	Percentage of Total Net Assets	Fair Value
Equity investments
Aerospace and Defense
Tresys Technology Holdings, Inc.	Common stock	N/A	N/A	N/A	295	$295	0.1%	$232
Whitcraft LLC	Common stock	N/A	N/A	N/A	1	670	0.1	626
Whitcraft LLC	Warrant	N/A	N/A	N/A	—	—	—	122
						965	0.2	980
Automobile
ABRA, Inc	LLC interest	N/A	N/A	N/A	208	1,471	0.5	3,000
Express Oil Change, LLC	LLC interest	N/A	N/A	N/A	81	81	—	66
K&N Engineering, Inc.	Common stock	N/A	N/A	N/A	—	4	—	57
K&N Engineering, Inc.	Preferred stock A	N/A	N/A	N/A	—	26	—	34
K&N Engineering, Inc.	Preferred stock B	N/A	N/A	N/A	—	—	—	7
						1,582	0.5	3,164
Banking
Prommis Solutions Inc.*	Preferred LLC interest	N/A	N/A	N/A	1	472	—	—
						472	—	—
Beverage, Food and Tobacco
Atkins Nutritionals, Inc.	LLC interest	N/A	N/A	N/A	57	746	0.1	824
First Watch Restaurants, Inc.	Common stock	N/A	N/A	N/A	7	691	0.1	691
Goode Seed Co-Invest, LLC	LLC units	N/A	N/A	N/A	356	356	0.1	411
Julio & Sons Company	LLC interest	N/A	N/A	N/A	521	521	0.1	555
Northern Brewer, LLC	LLC interest	N/A	N/A	N/A	142	315	—	271
Richelieu Foods, Inc.	LP interest	N/A	N/A	N/A	220	220	—	138
						2,849	0.4	2,890
Containers, Packaging and Glass
Packaging Coordinators, Inc.	LLC interest	N/A	N/A	N/A	48	2,476	0.4	2,476
						2,476	0.4	2,476
Diversified Conglomerate Manufacturing
Oasis Outsourcing Holdings, Inc.	LLC interest	N/A	N/A	N/A	1,088	1,088	0.3	1,797
Sunless Merger Sub, Inc.	LP interest	N/A	N/A	N/A	—	148	—	23
TIDI Products, LLC	LLC interest	N/A	N/A	N/A	315	315	0.1	368
						1,551	0.4	2,188

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2013
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal Amount/ Shares/ Contracts	Cost	Percentage of Total Net Assets	Fair Value
Diversified Conglomerate Service
Document Technologies, LLC	LLC interest	N/A	N/A	N/A	24	490	0.1	624
Marathon Data Operating Co., LLC	Common stock	N/A	N/A	N/A	1	264	—	264
Marathon Data Operating Co., LLC	Preferred stock	N/A	N/A	N/A	1	264	—	264
Navex Global, Inc.	LP interest	N/A	N/A	N/A	—	666	0.1	386
PC Helps Support, LLC	Common stock	N/A	N/A	N/A	1	7	—	7
PC Helps Support, LLC	Preferred stock	N/A	N/A	N/A	—	61	—	61
Secure-24, LLC	LLC Units	N/A	N/A	N/A	263	263	—	263
						2,015	0.2	1,869
Grocery
MyWebGrocer, Inc.	LLC units	N/A	N/A	N/A	1,269	1,269	0.2	1,269
Healthcare, Education and Childcare
Advanced Pain Management Holdings, Inc.	Common stock	N/A	N/A	N/A	67	67	0.1	675
Advanced Pain Management Holdings, Inc.	Preferred stock	N/A	N/A	N/A	13	829	0.2	869
Avatar International, LLC	LP interest	N/A	N/A	N/A	1	695	0.1	350
Dialysis Newco, Inc.	LLC interest	N/A	N/A	N/A	871	124	0.1	765
Encore Rehabilitation Services, LLC	LLC interest	N/A	N/A	N/A	270	271	0.1	349
G & H Wire Company, Inc.	LP interest	N/A	N/A	N/A	—	103	—	103
Hospitalists Management Group, LLC	Common stock	N/A	N/A	N/A	—	38	—	13
IntegraMed America, Inc.	Common stock	N/A	N/A	N/A	1	514	0.1	665
National Healing Corporation	Preferred stock	N/A	N/A	N/A	695	799	0.1	812
NeuroTherm, Inc.	Common stock	N/A	N/A	N/A	1	569	0.1	731
Northwestern Management Services, LLC	LLC units	N/A	N/A	N/A	3	3	—	8
Northwestern Management Services, LLC	LLC units	N/A	N/A	N/A	—	249	—	259
Pentec Acquisition Sub, Inc.	Preferred stock	N/A	N/A	N/A	1	116	—	62
Reliant Pro ReHab, LLC	Preferred stock	N/A	N/A	N/A	2	264	—	278
Southern Anesthesia and Surgical	LLC units	N/A	N/A	N/A	487	487	0.1	603
Surgical Information Systems, LLC	Common stock	N/A	N/A	N/A	4	414	0.1	495
Young Innovations, Inc.	Preferred stock	N/A	N/A	N/A	—	236	—	236
						5,778	1.1	7,273
Home and Office Furnishings, Housewares, and Durable Consumer
Top Knobs USA, Inc.	Common stock	N/A	N/A	N/A	3	73	—	110
Investment Funds and Vehicles
Senior Loan Fund LLC(7)	LLC interest	N/A	N/A	N/A	591	591	0.1	768

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2013
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal Amount/ Shares/ Contracts	Cost	Percentage of Total Net Assets	Fair Value
Insurance
Captive Resources Midco, LLC	LLC units	N/A	N/A	N/A	1	121	—	135
Leisure, Amusement, Motion Pictures and Entertainment
Competitor Group, Inc.	LLC interest	N/A	N/A	N/A	711	711	0.1	393
LMP TR Holdings, LLC	LLC units	N/A	N/A	N/A	712	712	0.1	712
Titan Fitness, LLC	LLC units	N/A	N/A	N/A	6	582	0.1	582
						2,005	0.3	1,687
Personal and Non-Durable Consumer Products
Hygenic Corporation, The	LP interest	N/A	N/A	N/A	1	61	—	61
Massage Envy, LLC	LLC interest	N/A	N/A	N/A	749	749	0.1	749
Team Technologies Acquisition Company	Common stock	N/A	N/A	N/A	—	148	—	148
						958	0.1	958
Personal Transportation
PODS Funding Corp. II	Warrant	N/A	N/A	N/A	271	—	—	256
Printing and Publishing
Market Track, LLC	Preferred stock	N/A	N/A	N/A	—	145	—	180
Market Track, LLC	Common stock	N/A	N/A	N/A	1	145	—	162
						290	—	342
Retail Stores
Barcelona Restaurants, LLC(6)	LP interest	N/A	N/A	N/A	1,996	1,996	0.4	2,518
Benihana, Inc.	LLC interest	N/A	N/A	N/A	43	699	0.1	830
Capital Vision Services, LLC	LLC interest	N/A	N/A	N/A	402	402	0.1	473
Paper Source, Inc.	LLC interest	N/A	N/A	N/A	8	1,387	0.2	1,387
Rubio's Restaurants, Inc.	Preferred stock	N/A	N/A	N/A	199	945	0.2	1,178
Sneaker Villa, Inc.	LLC interest	N/A	N/A	N/A	4	411	0.1	462
Vision Source L.P.	Common stock	N/A	N/A	N/A	9	936	0.1	949
						6,776	1.2	7,797
Telecommunications
ITC Global, Inc.	Preferred stock	N/A	N/A	N/A	17	311	0.1	311
Total equity investments United States						$30,082	5.2%	$34,473
Total United States						$1,015,151	155.6%	$1,024,645
Total Investments						$1,017,961	155.6%	$1,024,645

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2013
(In thousands)

*	Denotes that all or a portion of the loan secures the notes offered in the Debt Securitization (as defined in Note 7).
(1)	The majority of the investments bear interest at a rate that may be determined by reference to LIBOR or Prime and which reset daily, quarterly or semiannually. For each, the Company has provided the spread over LIBOR or Prime and the weighted average current interest rate in effect at September 30, 2013. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.
(2)	For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect at September 30, 2013.
(3)	Loan was on non-accrual status as of September 30, 2013, meaning that the Company has ceased recognizing interest income on the loan.
(4)	The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(5)	The entire commitment was unfunded at September 30, 2013. As such, no interest is being earned on this investment.
(6)	As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of the portfolio company as it owns five percent or more of the portfolio company's voting securities. See Note 5 in the accompanying notes to the financial statements for transactions during the year ended September 30, 2013 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control.)
(7)	As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and “Control” this portfolio company as the Company owns more than 25% of the portfolio company's outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). See Note 5 in the accompanying notes to the consolidated financial statements for transactions during the year ended September 30, 2013 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control.
(8)	Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company's total assets.
(9)	The sale of a portion of this loan does not qualify for sale accounting under ASC Topic 860 — Transfers and Servicing, and therefore, the entire one stop loan asset remains in the Consolidated Schedule of Investments. (See Note 7 in the accompanying notes to the consolidated financial statements.)

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 1. Organization

Golub Capital BDC, Inc. (“GBDC” and, collectively with its subsidiaries, the “Company”) is an externally managed, closed-end, non-diversified management investment company. GBDC has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for U.S. federal income tax purposes, GBDC has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company’s investment strategy is to invest primarily in senior secured, one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans), second lien and subordinated (a loan that ranks senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) loans of, and warrants and minority equity securities in, U.S. middle market companies that are, in most cases, sponsored by private equity firms. The Company has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with GC Advisors LLC (the “Investment Adviser”), under which the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. Under an administration agreement (the “Administration Agreement”) the Company is provided with certain services by an administrator (the “Administrator”), which is currently Golub Capital LLC.

Note 2. Significant Accounting Policies and Recent Accounting Updates

Basis of presentation:  The accompanying consolidated financial statements of the Company and related financial information have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Articles 6 or 10 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications consisting solely of normal accruals that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated. Certain prior period amounts have been reclassified to conform to the current period presentation.

Fair value of financial instruments:  The Company applies fair value to all of its financial instruments in accordance with Accounting Standards Codification (“ASC”) Topic 820 — Fair Value Measurements and Disclosures, as amended (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

Any changes to the valuation methodology are reviewed by management and the Company’s board of directors (the “Board”) to confirm that the changes are appropriate. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies. See further description of fair value methodology in Note 6.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Significant Accounting Policies and Recent Accounting Updates  – (continued)

Use of estimates:  The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation:  As provided under Regulation S-X and ASC Topic 946 — Financial Services — Investment Companies, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly owned subsidiaries in its consolidated financial statements. The Company does not consolidate its noncontrolling interest in Senior Loan Fund LLC (“SLF”). See further description of the Company’s investment in SLF in Note 4.

Assets related to transactions that do not meet ASC Topic 860 — Transfers and Servicing (“ASC Topic 860”) requirements for accounting sale treatment are reflected in the Company’s consolidated statements of financial condition as investments. Those assets are owned by special purpose entities, including Golub Capital BDC 2010-1 LLC (“2010 Issuer”), Golub Capital BDC CLO 2014 LLC (“2014 Issuer”), Golub Capital BDC Funding LLC (“Funding”) and Golub Capital BDC Revolver Funding, LLC (“Revolver Funding”), that are consolidated in the Company’s consolidated financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of GBDC (or any affiliate of GBDC).

Cash and cash equivalents:  Cash and cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Company deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Restricted cash and cash equivalents:  Restricted cash and cash equivalents include amounts that are collected and are held by trustees who have been appointed as custodians of the assets securing certain of the Company’s financing transactions. Restricted cash is held by the trustees for payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets. In addition, restricted cash and cash equivalents include amounts held within the Company’s small business investment companies (“SBICs”). The amounts held within the SBICs are generally restricted to the originations of new loans from the SBICs and the payment of U.S. Small Business Administration (“SBA”) debentures and related interest expense.

Revenue recognition:

Investments and related investment income:  Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments. For years ended September 30, 2014, 2013 and 2012, the Company earned interest income of $104,330, $78,819 and $56,326, respectively. As of September 30, 2014 and 2013, the Company had interest receivable of $5,791 and $4,316, respectively.

Loan origination fees, original issue discount and market discount or premium are capitalized, and the Company accretes or amortizes such amounts over the life of the loan as interest income. For years ended September 30, 2014, 2013 and 2012, interest income included $9,158, $7,594 and $5,089, respectively, of accretion of discounts. For the years ended September 30, 2014, 2013 and 2012, the Company received loan origination fees of $10,699, $10,677 and $8,306, respectively. These loan origination fees are capitalized and amortized over the life of the loan as interest income.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Significant Accounting Policies and Recent Accounting Updates  – (continued)

For investments with contractual payment-in-kind (“PIK”) interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, the Company will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. For the years ended September 30, 2014, 2013 and 2012, the Company recorded PIK income of $1,813, $1,946 and $2,100, respectively, and received PIK payments in cash of $2,373, $1,101 and $888, respectively.

In addition, the Company may generate revenue in the form of amendment, structuring or due diligence fees, fees for providing managerial assistance, consulting fees and prepayment premiums on loans. The Company records these fees as fee income when received. All other income is recorded into income when earned. For the years ended September 30, 2014, 2013 and 2012, fee income included $3,137, $2,008 and $708 of prepayment premiums, respectively.

For the years ended September 30, 2014, 2013 and 2012, the Company received interest and fee income in cash, which excludes capitalized loan origination fees, in the amounts of $96,612, $72,728 and $50,338, respectively.

Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) investments is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Company will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment. For the years ended September 30, 2014, 2013 and 2012, the Company recorded dividend income of $1,766, $2,197 and $377, respectively, and return of capital distributions of $4,973, $1,241 and $0, respectively.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Non-accrual loans:  A loan may be left on accrual status during the period the Company is pursuing repayment of the loan. Management reviews all loans that become 90 days or more past due on principal and interest, or when there is reasonable doubt that principal or interest will be collected, for possible placement on non-accrual status. When a loan is placed on non-accrual status, unpaid interest credited to income is reversed. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current. The total fair value of non-accrual loans was $5 and $665 as of September 30, 2014 and 2013, respectively.

Partial loan sales:  The Company follows the guidance in ASC Topic 860 when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest”, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s consolidated statements of financial condition and the proceeds are recorded as a secured borrowing until the definition is met. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value. See Note 7 for additional information.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Significant Accounting Policies and Recent Accounting Updates  – (continued)

Income taxes:  The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each tax year. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to its stockholders.

Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions, and would distribute such taxable income in the next tax year. The Company would then pay a 4% excise tax on such income, as required. To the extent that the Company determines that it’s estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the years ended September 30, 2014, 2013 and 2012, no amount was recorded for U.S. federal excise tax.

The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC Topic 740”). ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material uncertain income tax positions through September 30, 2014. The 2011 through 2013 tax years remain subject to examination by U.S. federal and most state tax authorities.

Dividends and distributions:  Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend or distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes and the Company declares a cash distribution, then stockholders who have not “opted out” of the DRIP will have their cash distribution automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividend. The Company may use newly issued shares under the guidelines of the DRIP (if the Company’s shares are trading at a premium to net asset value), or the Company may purchase shares in the open market in connection with the obligations under the plan. In particular, if the Company’s shares are trading at a significant discount to net asset value and the Company is otherwise permitted under applicable law to purchase such shares, the Company intends to purchase shares in the open market in connection with any obligations under the DRIP.

In the event the market price per share of the Company’s common stock on the date of a distribution exceeds the most recently computed net asset value per share of the common stock, the Company will issue shares of common stock to participants in the DRIP at the greater of the most recently computed net asset value per share of common stock or 95% of the current market price per share of common stock (or such lesser discount to the current market price per share that still exceeds the most recently computed net asset value per share of common stock).

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Significant Accounting Policies and Recent Accounting Updates  – (continued)

Share Repurchase Plan:  On August 5, 2014, the Company’s Board approved a share repurchase program (the “Program”) which allows the Company to repurchase up to $50,000 of the Company’s outstanding common stock on the open market at prices below the Company’s NAV as reported in its then most recently published consolidated financial statements. The Program may be implemented at the discretion of management. The shares may be purchased from time to time at prevailing market prices, through open market transactions, including block transactions. The Company did not make any repurchases of its common stock during the year ended September 30, 2014.

Deferred financing costs:  Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. As of September 30, 2014 and 2013, the Company had deferred financing costs of $9,515 and $7,742, respectively. These amounts are amortized and included in interest expense in the consolidated statements of operations over the estimated average life of the borrowings. Amortization expense for the years ended September 30, 2014, 2013 and 2012 was $3,030, $1,825 and $1,455, respectively.

Deferred offering costs:  Deferred offering costs consist of fees paid in relation to legal, accounting, regulatory and printing work completed in preparation of equity offerings. Deferred offering costs are charged against the proceeds from equity offerings when received. As of September 30, 2014 and 2013, deferred offering costs, which are included in other assets on the consolidated statements of financial condition, were $247 and $0, respectively.

Accounting for derivative instruments:  The Company does not utilize hedge accounting and marks its derivatives to market through net change in unrealized appreciation (depreciation) on derivative instruments in the consolidated statements of operations. For additional information on derivative instruments, refer to Note 8.

Recent accounting pronouncements:  In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”), containing new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interests in investment companies to be measured at fair value and requiring certain additional disclosures. This guidance is effective for annual and interim periods beginning on or after December 15, 2013. The Company is currently evaluating the impact this ASU will have on its consolidated financial statements.

In May 2014, FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Topic 605, Revenue Recognition. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This guidance is effective for annual and interim reporting periods beginning after December 15, 2016, and early application is not permitted. The Company is currently evaluating the impact this ASU will have on its consolidated financial statements.

In August 2014, FASB issued ASU 2014-13, Consolidation (Topic 810): Measuring the Financial Assets and Financial Liabilities of a Consolidated Collateralized Financing Entity, containing new guidance for fair valuing the financial assets and financial liabilities of a consolidate collateralized financing entity. This guidance is effective for annual and interim periods beginning after December 15, 2015. The Company is currently evaluating the impact this ASU will have on its consolidated financial statements.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions

Investment Advisory Agreement:  Under the Investment Advisory Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, GBDC. The Board most recently reapproved the Investment Advisory Agreement in May 2014. The Investment Adviser is a registered investment adviser with the Securities and Exchange Commission (the “SEC”). The Investment Adviser receives fees for providing services, consisting of two components, a base management fee and an Incentive Fee (as defined below).

The base management fee is calculated at an annual rate equal to 1.375% of average adjusted gross assets at the end of the two most recently completed calendar quarters (including assets purchased with borrowed funds and securitization-related assets, leverage, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) and is payable quarterly in arrears. Additionally, the Investment Adviser is voluntarily excluding assets funded with secured borrowing proceeds from the base management fee. The base management fee is adjusted, based on the actual number of days elapsed relative to the total number of days in such calendar quarter, for any share issuances or repurchases during such calendar quarter. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase (which is different than the GAAP definition, which defines cash equivalents as U.S. government securities and commercial paper instruments maturing within 90 days of purchase). To the extent that the Investment Adviser or any of its affiliates provides investment advisory, collateral management or other similar services to a subsidiary of the Company, the base management fee will be reduced by an amount equal to the product of (1) the total fees paid to the Investment Adviser by such subsidiary for such services and (2) the percentage of such subsidiary’s total equity, including membership interests and any class of notes not exclusively held by one or more third parties, that is owned, directly or indirectly, by the Company.

The Company has structured the calculation of the Incentive Fee to include a fee limitation such that an Incentive Fee for any quarter can only be paid to the Investment Adviser if, after such payment, the cumulative Incentive Fees paid to the Investment Adviser since April 13, 2010, the effective date of the Company’s election to become a BDC, would be less than or equal to 20.0% of the Company’s Cumulative Pre-Incentive Fee Net Income (as defined below).

The Company accomplishes this limitation by subjecting each quarterly Incentive Fee payable under the Income and Capital Gain Incentive Fee Calculation (as defined below) to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in any quarter is equal to the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income and (b) cumulative Incentive Fees of any kind paid to the Investment Adviser by GBDC since April 13, 2010. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, no Incentive Fee would be payable in that quarter. If, for any relevant period, the Incentive Fee Cap calculation results in the Company paying less than the amount of the Incentive Fee calculated above, then the difference between the Incentive Fee and the Incentive Fee Cap will not be paid by GBDC and will not be received by the Investment Adviser as an Incentive Fee either at the end of such relevant period or at the end of any future period. “Cumulative Pre-Incentive Fee Net Income” is equal to the sum of (a) Pre-Incentive Fee Net Investment Income (as defined below) for each period since April 13, 2010 and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since April 13, 2010.

“Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Investment Advisory Agreement and the Administration Agreement, any expenses of securitizations and any interest expense and dividends paid on any

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions  – (continued)

outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash.

Incentive Fees are calculated and payable quarterly in arrears (or, upon termination of the Investment Advisory Agreement, as of the termination date).

The income and capital gains incentive fee calculation (the “Income and Capital Gain Incentive Fee Calculation”) has two parts, the income component (the “Income Incentive Fee”) and the capital gains component (the “Capital Gain Incentive Fee” and, together with the Income Incentive Fee, the “Incentive Fee”). The Income Incentive Fee is calculated quarterly in arrears based on the Company’s Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter.

For the year ended September 30, 2014, the Income Incentive Fee incurred was $10,032.

For the year ended September 30, 2013, the Investment Adviser irrevocably waived $250 of the Incentive Fee. After taking into account the waiver by the Investment Adviser, the Income Incentive Fee incurred was $9,844, rather than $10,094 for the year ended September 30, 2013.

The Investment Adviser also waived a portion of the Incentive Fee for the year ended September 30, 2012. As described in Note 8 — Derivative Instruments, in June 2011, the Company entered into a total return swap (the “TRS”) with Citibank, N.A. (“Citibank”) for the purpose of gaining economic exposure to a portfolio of broadly syndicated loans. The TRS was subsequently terminated on April 11, 2012. For purposes of the computation of the Incentive Fee, the Company:

•	treated the interest spread, which represents the difference between the interest and fees received on the reference assets underlying the TRS and the interest paid to Citibank on the settled notional value of the TRS, as part of the Income Incentive Fee; and
•	treated the realized gains and losses on the sale or maturity of reference assets underlying the TRS and futures contracts as part of the Capital Gain Incentive Fee.

For the year ended September 30, 2012, the Company received interest spread payments of $2,635 associated with the TRS. For the three months ended December 31, 2011, including the interest spread payments from the TRS in the Income Incentive Fee caused an increase in the Incentive Fee by $647 as the Company was in the “catch-up” provision as described below. Upon reviewing the Income and Capital Gain Incentive Fee Calculation and the treatment of the interest spread payments from the TRS, the Investment Adviser irrevocably waived the incremental portion of the Incentive Fee attributable from the TRS interest spread payments for the three months ended December 31, 2011. For the year ended September 30, 2012, after taking into account the waiver by the Investment Adviser, the Income Incentive Fee incurred was $6,228, rather than $6,875.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the Income Incentive Fee, it is possible that an Incentive Fee may be calculated under this formula with respect to a period in which the Company has incurred a loss. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a calendar quarter, the Income Incentive Fee will result in a positive value and an Incentive Fee will be paid unless the payment of such Incentive Fee would cause the Company to pay Incentive Fees on a cumulative basis that exceed the Incentive Fee Cap. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any Incentive Fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% quarterly.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions  – (continued)

If market interest rates rise, the Company may be able to invest funds in debt instruments that provide for a higher return, which would increase Pre-Incentive Fee Net Investment Income and make it easier for the Investment Adviser to surpass the fixed hurdle rate and receive an Incentive Fee based on such net investment income.

The Company’s Pre-Incentive Fee Net Investment Income used to calculate this part of the Incentive Fee is also included in the amount of its total assets (excluding cash and cash equivalents but including assets purchased with borrowed funds and securitization-related assets, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian) used to calculate the 1.375% base management fee annual rate.

The Company calculates the Income Incentive Fee with respect to its Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:

•	Zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;
•	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. This portion of the Company’s Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) is referred to as the “catch-up” provision. The catch-up is meant to provide the Investment Adviser with 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any calendar quarter; and
•	20.0% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

The sum of these calculations yields the “Income Incentive Fee”. This amount is appropriately adjusted for any share issuances or repurchases during the quarter.

The Capital Gain Incentive Fee equals (a) 20.0% of the Company’s Capital Gain Incentive Fee Base (as defined below), if any, calculated in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), which commenced with the calendar year ending December 31, 2010, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. On August 5, 2014, the Company amended the Investment Advisory Agreement, effective as of June 30, 2014, to provide that the Capital Gain Incentive Fee Base is reduced by the amount of any unamortized deferred financing costs, if and to the degree that such costs exceed unrealized capital appreciation. The Company’s “Capital Gain Incentive Fee Base” equals (1) the sum of (i) realized capital gains, if any, on a cumulative positive basis from the date the Company elected to become a BDC through the end of each calendar year, (ii) all realized capital losses on a cumulative basis, (iii) all unrealized capital depreciation on a cumulative basis less (2) all unamortized deferred financing costs, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis.

•	The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company’s portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.
•	The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions  – (continued)

•	The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company’s portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

The Capital Gain Incentive Fee payable as calculated under the Investment Advisory Agreement (as described above) for the years ended September 30, 2014, 2013 and 2012 was $0. However, in accordance with GAAP, we are required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis, as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. If the Capital Gain Incentive Fee Base, adjusted as required by GAAP to include unrealized appreciation, is positive at the end of a period, then GAAP requires the Company to accrue a capital gain Incentive fee equal to 20% of such amount, less the aggregate amount of the actual Capital Gain Incentive Fees paid and capital gain incentive fees accrued under GAAP in all prior periods. If such amount is negative, then there is no accrual for such period. The resulting accrual under GAAP in a given period may result in additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. There can be no assurance that such unrealized capital appreciation will be realized in the future. Since inception through September 30, 2014, the Company has not made any Capital Gain Incentive Fee payments. For the year ended September 30, 2014, the Company accrued a capital gain incentive fee under GAAP of $96. For the years ended September 30, 2013 and 2012, the Company did not accrue a capital gain incentive fee under GAAP.

The sum of the Income Incentive Fee and the Capital Gain Incentive Fee is the “Incentive Fee.”

As described above, the Incentive Fee will not be paid at any time if, after such payment, the cumulative Incentive Fees paid to date would be greater than the Incentive Fee Cap.

Administration Agreement:  Under the Administration Agreement, the Administrator furnishes GBDC with office facilities and equipment, provides GBDC with clerical, bookkeeping and record keeping services at such facilities and provides GBDC with other administrative services as the Administrator, subject to review by the Board, determines necessary to conduct the Company’s day-to-day operations. GBDC reimburses the Administrator the allocable portion (subject to the review and approval of the Board) of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, fees and expenses associated with performing compliance functions and GBDC’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs. As permitted by the Administration Agreement, beginning January 1, 2012, the Administrator began charging the allocable portion of the cost of the Company’s chief compliance officer and chief financial officer and their respective staffs to the Company. The Board reviews such expenses to determine that these expenses are reasonable and comparable to administrative services charged by unaffiliated third party asset managers. Under the Administration Agreement, the Administrator also provides on the Company’s behalf significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance and will be paid an additional amount based on the cost of the services provided, not to exceed the amount the Company receives from such portfolio companies.

Included in accounts payable and accrued expenses is $548 and $752 as of September 30, 2014 and 2013, respectively, for accrued allocated shared services under the Administration Agreement. The administrative service fee expense under the Administration Agreement for the years ended September 30, 2014, 2013 and 2012 was $2,527, $2,625 and $1,713, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions  – (continued)

Other related party transactions:  The Administrator pays for certain unaffiliated third-party expenses incurred by the Company. Such expenses include postage, printing, office supplies and rating agency fees. These expenses are not marked-up and represent the same amount the Company would have paid had the Company paid the expenses directly. These expenses are subsequently reimbursed in cash.

Total expenses reimbursed to the Administrator during the years ended September 30, 2014, 2013 and 2012 were $1,388, $970 and $466, respectively.

As of September 30, 2014 and 2013, included in accounts payable and accrued expenses were $156 and $323, respectively, for accrued expenses paid on behalf of the Company by the Administrator.

Note 4. Investments

Investments consisted of the following:

	As of September 30, 2014			As of September 30, 2013
	Par	Cost	Fair Value	Par	Cost	Fair Value
Senior secured	$268,136	$265,042	$262,859	$301,613	$297,808	$296,158
One stop	952,359	939,765	940,729	558,140	549,855	554,523
Second lien	59,902	59,086	59,964	113,098	111,701	112,873
Subordinated debt	3,584	3,564	3,710	24,596	24,375	22,552
Subordinated notes in SLF(1)	25,589	25,589	25,589	4,140	4,140	4,066
LLC equity interests in SLF(1)	N/A	9,318	9,242	N/A	591	768
Equity	N/A	35,216	45,519	N/A	29,491	33,705
Total	$1,309,570	$1,337,580	$1,347,612	$1,001,587	$1,017,961	$1,024,645

(1)	SLF's proceeds from the subordinated notes and LLC equity interests invested in SLF were utilized by SLF to invest in senior secured loans.

The Company has invested in portfolio companies located in the United States and in Canada. The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments in portfolio companies. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	As of September 30, 2014		As of September 30, 2013
Cost:
United States
Mid-Atlantic	$306,582	22.9%	$119,950	11.8%
Midwest	274,923	20.6	298,567	29.3
West	288,915	21.6	172,066	16.9
Southeast	283,935	21.2	261,948	25.7
Southwest	116,105	8.7	94,301	9.3
Northeast	67,120	5.0	68,319	6.7
Canada	—	—	2,810	0.3
Total	$1,337,580	100.0%	$1,017,961	100.0%

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

	As of September 30, 2014		As of September 30, 2013
Fair Value:
United States
Mid-Atlantic	$302,159	22.4%	$118,237	11.6%
Midwest	278,527	20.7	302,154	29.5
West	291,587	21.6	172,168	16.8
Southeast	288,565	21.4	266,831	26.0
Southwest	117,923	8.8	95,608	9.3
Northeast	68,851	5.1	69,647	6.8
Canada	—	—	—	—
Total	$1,347,612	100.0%	$1,024,645	100.0%

The industry compositions of the portfolio at cost and fair value were as follows:

	As of September 30, 2014		As of September 30, 2013
Cost:
Aerospace and Defense	$75,696	5.6%	$14,789	1.5%
Automobile	14,630	1.1	44,048	4.4
Banking	17,292	1.3	1,288	0.2
Beverage, Food and Tobacco	119,912	9.0	110,138	10.8
Buildings and Real Estate	28,502	2.1	3,338	0.3
Cargo Transport	1,942	0.1	1,950	0.2
Chemicals, Plastics and Rubber	—	—	6,622	0.7
Containers, Packaging and Glass	31,136	2.3	40,729	4.0
Diversified Conglomerate Manufacturing	73,053	5.5	59,445	5.8
Diversified Conglomerate Service	167,034	12.5	143,850	14.1
Electronics	107,274	8.0	60,428	5.9
Farming and Agriculture	—	—	3,798	0.4
Finance	13,059	1.0	22,591	2.2
Grocery	18,056	1.3	18,063	1.8
Healthcare, Education and Childcare	224,961	16.8	152,778	15.0
Home and Office Furnishings, Housewares and Durable Consumer	6,897	0.5	5,437	0.5
Insurance	19,547	1.5	10,568	1.0
Investment Funds and Vehicles	34,907	2.6	4,731	0.5
Leisure, Amusement, Motion Pictures and Entertainment	55,126	4.1	62,057	6.1
Mining, Steel, Iron and Non-Precious Metals	5,136	0.4	5,479	0.5
Oil and Gas	1,310	0.1	1,349	0.1
Personal and Non-Durable Consumer Products	32,065	2.4	24,208	2.4
Personal, Food and Miscellaneous Services	—	—	31,742	3.1
Personal Transportation	39,815	3.0	17,006	1.7
Printing and Publishing	30,495	2.3	3,359	0.3
Retail Stores	186,067	13.9	153,198	15.0
Telecommunications	24,865	1.9	10,802	1.1
Textiles and Leather	5,266	0.4	—	—
Utilities	3,537	0.3	4,170	0.4
Total	$1,337,580	100.0%	$1,017,961	100.0%

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

	As of September 30, 2014		As of September 30, 2013
Fair Value:
Aerospace and Defense	$74,470	5.5%	$14,707	1.4%
Automobile	14,546	1.1	45,737	4.4
Banking	17,245	1.3	62	—
Beverage, Food and Tobacco	119,610	8.9	112,755	11.0
Buildings and Real Estate	28,703	2.1	2,202	0.2
Cargo Transport	1,923	0.1	2,003	0.2
Chemicals, Plastics and Rubber	—	—	6,772	0.7
Containers, Packaging and Glass	32,500	2.4	41,015	4.0
Diversified Conglomerate Manufacturing	74,058	5.5	60,488	5.9
Diversified Conglomerate Service	170,397	12.6	145,162	14.2
Electronics	108,695	8.1	61,103	6.0
Farming and Agriculture	—	—	3,838	0.4
Finance	10,530	0.8	20,976	2.0
Grocery	18,267	1.3	18,154	1.8
Healthcare, Education and Childcare	227,144	16.8	155,426	15.2
Home and Office Furnishings, Housewares and Durable Consumer	5,241	0.4	4,746	0.5
Insurance	19,844	1.5	10,713	1.0
Investment Funds and Vehicles	34,830	2.6	4,834	0.5
Leisure, Amusement, Motion Pictures and Entertainment	53,922	4.0	58,314	5.7
Mining, Steel, Iron and Non-Precious Metals	5,182	0.4	5,506	0.5
Oil and Gas	1,325	0.1	1,348	0.1
Personal and Non-Durable Consumer Products	32,620	2.4	24,646	2.4
Personal, Food and Miscellaneous Services	1,599	0.1	32,288	3.2
Personal Transportation	40,194	3.0	17,488	1.7
Printing and Publishing	30,910	2.3	3,456	0.3
Retail Stores	189,857	14.1	155,860	15.2
Telecommunications	25,098	1.9	10,828	1.1
Textiles and Leather	5,319	0.4	—	—
Utilities	3,583	0.3	4,218	0.4
Total	$1,347,612	100.0%	$1,024,645	100.0%

Senior Loan Fund LLC:

The Company co-invests with RGA Reinsurance Company (“RGA”) in senior secured loans through SLF, an unconsolidated Delaware LLC. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect to SLF must be approved by the SLF investment committee consisting of two representatives of each of the Company and RGA (with unanimous approval required from (i) one representative of each of the Company and RGA or (ii) both representatives of each of the Company and RGA).

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

SLF is capitalized with subordinated notes and LLC equity interest subscriptions from its members. As of September 30, 2014, the Company and RGA owned 87.5% and 12.5%, respectively, of both the outstanding subordinated notes and LLC equity interests. Additionally, SLF has entered into a $100,000 senior secured revolving credit facility (“SLF Credit Facility”) with Wells Fargo Bank, N.A., through its wholly owned subsidiary Senior Loan Fund II LLC (“SLF II”). As of September 30, 2014, SLF had subordinated note commitments from the Company and RGA totaling $100,000, of which approximately $29,245 and $4,732 in aggregate principal amount was funded at September 30, 2014 and 2013, respectively. As of September 30, 2014, SLF had LLC equity interest subscriptions from the Company and RGA totaling $25,000, of which approximately $9,318 and $604 in aggregate was called and contributed as of September 30, 2014 and 2013, respectively.

As of September 30, 2014 and 2013, SLF had total assets at fair value of $107,228 and $13,821, respectively. As of September 30, 2014 and 2013, SLF’s portfolio was comprised of first lien senior secured loans to 31 and four different borrowers, respectively. As of September 30, 2014 and 2013, none of these loans was on non-accrual status. The portfolio companies in SLF are in industries similar to those in which the Company may invest directly. Additionally, as of September 30, 2014 and 2013, SLF had commitments to fund various undrawn revolvers and delayed draw investments to its portfolio companies totaling $10,136 and $2,688, respectively.

Below is a summary of SLF’s portfolio, followed by a listing of the individual loans in SLF’s portfolio as of September 30, 2014 and 2013:

	As of September 30,
	2014	2013
Senior secured loans(1)	$103,695	$13,677
Weighted average current interest rate on senior secured loans(2)	5.2%	5.9%
Number of borrowers in SLF	31	4
Largest loan to a single borrower(1)	$8,229	$8,313
Total of five largest loans to borrowers(1)	$31,132	$13,620

(1)	At principal amount.
(2)	Computed as the (a) annual stated interest rate on accruing senior secured loans, divided by (b) total senior secured loans at principal amount.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

SLF Loan Portfolio as of September 30, 2014

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)	Principal/ Par Amount	Fair Value(2)
5.11, Inc.(3)	Textiles and Leather	Senior Loan	02/2020	6.0%	$3,290	$3,294
ACTIVE Network, Inc.	Electronics	Senior Loan	11/2020	5.5	1,985	1,975
ARG IH Corporation(3)	Beverage, Food and Tobacco	Senior Loan	11/2020	4.8	2,151	2,152
Atrium Innovations	Personal and Non Durable Consumer Products	Senior Loan	02/2021	4.3	3,556	3,498
BJ's Wholesale Club, Inc.	Retail Stores	Senior Loan	09/2019	4.5	2,985	2,944
Blue Coat Systems, Inc.	Electronics	Senior Loan	05/2019	4.0	1,990	1,958
BMC Software, Inc.	Electronics	Senior Loan	09/2020	5.0	1,915	1,886
Brasa (Holdings) Inc.	Personal, Food and Miscellaneous Services	Senior Loan	07/2019	5.0	8,229	8,215
Connect Merger Sub, Inc.	Telecommunications	Senior Loan	04/2020	4.8	3,975	3,943
Dell, Inc.	Electronics	Senior Loan	04/2020	4.5	1,985	1,974
Dialysis Newco, Inc.	Healthcare, Education and Childcare	Senior Loan	04/2021	4.5	2,494	2,491
Diversified Foodservice Supply, Inc.(3)	Beverage, Food and Tobacco	Senior Loan	12/2018	5.8	4,194	4,194
El Pollo Loco Inc.(3)	Personal, Food and Miscellaneous Services	Senior Loan	10/2018	5.3	4,740	4,758
Federal-Mogul Corporation	Automobile	Senior Loan	04/2021	4.8	4,000	3,972
GSDM Holdings Corp.(3)	Healthcare, Education and Childcare	Senior Loan	06/2019	5.3	1,800	1,800
Nuveen Investments, Inc.	Finance	Senior Loan	05/2017	4.2	3,000	2,997
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior Loan	11/2018	5.8	2,058	2,058
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior Loan	11/2018	5.8	468	468
Paradigm Management Services, LLC(3)	Healthcare, Education and Childcare	Senior Loan	01/2019	5.5	6,247	6,247
Payless ShoeSource, Inc.	Retail Stores	Senior Loan	03/2021	5.0	1,995	1,925
Plano Molding Company, LLC(3)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	10/2018	5.3	1,827	1,827
Print Payroll Services, LLC	Diversified Conglomerate Service	Senior Loan	06/2019	5.6	2,950	2,950
Rug Doctor LLC(3)	Personal and Non Durable Consumer Products	Senior Loan	12/2016	6.3	4,939	4,939
Rug Doctor LLC(3)	Personal and Non Durable Consumer Products	Senior Loan	12/2016	6.3	428	428
Scientific Games International, Inc.	Hotels, Motels, Inns, and Gaming	Senior Loan	10/2020	4.3	3,975	3,905
Self Esteem Brands, LLC(3)	Leisure, Amusement, Motion Pictures, Entertainment	Senior Loan	02/2020	5.0	6,324	6,324

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior Loan	05/2018	5.5		970	970
Syncsort Incorporated(3)	Electronics	Senior Loan	03/2019	5.8		4,966	4,966
Systems Maintenance Services Holding, Inc.(3)	Electronics	Senior Loan	10/2019	5.0		2,439	2,439
Take 5 Oil Change, L.L.C.(3)	Automobile	Senior Loan	07/2018	6.3		1,429	1,429
U.S. Water Services, Inc.	Utilities	Senior Loan	08/2018	5.8		3,461	3,461
U.S. Water Services, Inc.	Utilities	Senior Loan	08/2018	6.8		386	386
U.S. Water Services, Inc.	Utilities	Senior Loan	08/2018	5.8		165	165
W3 Co.	Oil and Gas	Senior Loan	03/2020	5.8		2,985	2,981
WII Components, Inc.(3)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	07/2018	5.5		3,394	3,378
WII Components, Inc.(3)(4)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	07/2018	N/A	(5)	—	(1)
						$103,695	$103,296

(1)	Represents the weighted average annual current interest rate as of September 30, 2014. All interest rates are payable in cash.
(2)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board's valuation process described elsewhere herein.
(3)	The Company also holds a portion of the first lien senior secured loan in this portfolio company.
(4)	The negative fair value is the result of the unfunded commitment being valued below par.
(5)	The entire commitment was unfunded at September 30, 2014. As such, no interest is being earned on this investment.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

SLF Loan Portfolio as of September 30, 2013

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
Brasa (Holdings) Inc.	Personal, Food and Miscellaneous Services	Senior Loan	07/2019	5.8%		$8,313	$8,365
SoftWriters, Inc.	Diversified Conglomerate Service	Senior Loan	09/2018	6.5		1,578	1,559
SoftWriters, Inc.(3)	Diversified Conglomerate Service	Senior Loan	09/2018	N/A	(4)	—	(8)
SoftWriters, Inc.(3)	Diversified Conglomerate Service	Senior Loan	09/2018	N/A	(4)	—	(3)
Take 5 Oil Change, L.L.C.(5)	Automobile	Senior Loan	07/2018	6.3		1,445	1,434
Take 5 Oil Change, L.L.C.(5)	Automobile	Senior Loan	07/2018	6.3		57	55
U.S. Water Services, Inc.	Utilities	Senior Loan	08/2018	5.5		2,218	2,206
U.S. Water Services, Inc.	Utilities	Senior Loan	08/2018	5.5		66	63
U.S. Water Services, Inc.(3)	Utilities	Senior Loan	08/2018	N/A	(4)	—	(5)
						$13,677	$13,666

(1)	Represents the weighted average annual current interest rate as of September 30, 2013. All interest rates are payable in cash.
(2)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board's valuation process described elsewhere herein.
(3)	The negative fair value is the result of the unfunded commitment being valued below par.
(4)	The entire commitment was unfunded at September 30, 2013. As such, no interest is being earned on this investment.
(5)	The Company also holds a portion of the first lien senior secured loan in this portfolio company.

The Company has committed to fund $87,500 of subordinated notes and $21,875 of LLC equity interest subscriptions to SLF. The amortized cost and fair value of the subordinated notes held by the Company was $25,589 and $25,589, respectively, as of September 30, 2014, and $4,140 and $4,066, respectively, as of September 30, 2013. As of September 30, 2014, the subordinated notes pay a weighted average interest rate of three-month LIBOR plus 8.0%, which increased from three-month LIBOR plus 4.0% subsequent to closing the SLF Credit Facility. For the years ended September 30, 2014 and 2013, the Company earned interest income on the subordinated notes of $1,947 and $23, respectively. As of September 30, 2014 and 2013, $9,318 and $591 of the Company’s LLC equity interest subscriptions had been called and contributed. For the years ended September 30, 2014 and 2013, the Company received $518 and $0 in dividend income from the LLC equity interests.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

Below is certain summarized financial information for SLF as of and for the year ended September 30, 2014 and 2013:

	As of September 30,
	2014	2013
Selected Balance Sheet Information, at fair value
Investments in loans receivable, net of discount for loan origination fees	$103,296	$13,666
Cash and other assets	3,932	155
Total assets	$107,228	$13,821
Senior credit facility	$66,600	$—
Payable for open trades	—	8,259
Other liabilities	822	37
Total liabilities	67,422	8,296
Subordinated notes and members' equity	39,806	5,525
Total liabilities and net assets	$107,228	$13,821

	Years ended September 30,
	2014	2013(1)
Selected Statement of Operations Information:
Total revenues	$3,838	$44
Total expenses	$3,438	$36
Net change in unrealized appreciation (depreciation) on investments and subordinated notes	$(98)	$195
Net increase in net assets	$302	$203

(1)	SLF was formed in May 2013 and commenced operations in July 2013.

Note 5. Transactions with Affiliated Companies

An affiliated company is a company in which the Company has an ownership of 5% or more of its voting securities. A controlled affiliate is a company in which the Company owns more than 25% of its voting securities. Transactions related to our investments with both controlled and non-controlled affiliates for the year ended September 30, 2014 were as follows:

Portfolio Company	Fair value at September 30, 2013	Purchases (cost)	Redemptions (cost)	Sales (cost)	Discount accretion	Net realized gains/(losses)	Net unrealized gains/(losses)	Fair value at September 30, 2014	Interest and fee income	Dividend income
Controlled Affiliates
Senior Loan Fund LLC*	$4,834	$44,697	$(14,521)	$—	$—	$—	$(179)	$34,831	$1,947	$518
Non-Controlled Affiliates
Barcelona Restaurants, LLC	8,225	—	(5,707)	—	87	—	475	3,080	309	—
Total Controlled and Non-Controlled Affiliates	$13,059	$44,697	$(20,228)	$—	$87	$—	$296	$37,911	$2,256	$518

*	Together with RGA, the Company co-invests through SLF. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect to SLF must be approved by the SLF investment committee consisting of two representatives of the Company and RGA (with unanimous approval required from (i) one representative of each of the Company and RGA or (ii) both representatives of each of the Company and RGA). Therefore, although the Company owns more than 25% of the voting securities of SLF (even though these “voting securities” do not afford the Company the right to elect directors of SLF or any other special rights), the Company does not believe that it has control over SLF for purposes of the 1940 Act or otherwise.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements

The Company follows ASC Topic 820 for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Assets and liabilities are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. The three levels are defined as follows:

Level 1:  Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2:  Inputs include quoted prices for similar assets or liabilities in active markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the assets or liabilities.

Level 3:  Inputs include significant unobservable inputs for the assets or liabilities and include situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability. The Company assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the years ended September 30, 2014, 2013 and 2012. The following section describes the valuation techniques used by the Company to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Investments

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with approximately 25% (based on fair value) of the Company’s valuations of debt and equity investments without readily available market quotations subject to review by an independent valuation firm. All investments as of September 30, 2014 and 2013, with the exception of money market funds included in cash and cash equivalents (Level 1 investments), were valued using Level 3 inputs of the fair value hierarchy.

When determining fair value of Level 3 debt and equity investments, the Company may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, and changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s net income before net interest expense, income tax expense, depreciation and amortization (“EBITDA”). The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Company will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Company uses a market interest rate yield analysis to determine fair value.

In addition, for certain debt investments, the Company may base its valuation on indicative bid and ask prices provided by an independent third party pricing service. Bid prices reflect the highest price that the Company and others may be willing to pay. Ask prices represent the lowest price that the Company and others may be willing to accept. The Company generally uses the midpoint of the bid/ask range as its best estimate of fair value of such investment.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Secured Borrowings

The Company has elected the fair value option under ASC Topic 825 — Financial Instruments (“ASC Topic 825”) relating to accounting for debt obligations at their fair value for its secured borrowings which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. The Company reports changes in the fair value of its secured borrowings as a component of the net change in unrealized (appreciation) depreciation on secured borrowings in the consolidated statements of operations. The net gain or loss reflects the difference between the fair value and the principal amount due on maturity.

All secured borrowings as of September 30, 2014 and 2013 were valued using Level 3 inputs under the fair value hierarchy, and the Company’s approach to determining fair value of Level 3 secured borrowings is consistent with its approach to determining fair value of the Level 3 investments that are associated with these secured borrowings as previously described.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

The following tables present fair value measurements of the Company’s investments and secured borrowings and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value as of September 30, 2014 and 2013:

As of September 30, 2014:	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Total
Assets:
Debt investments(1)	$—	$—	$1,292,851	$1,292,851
Equity investments(1)	—	—	54,761	54,761
Money market funds(1)(2)	37,199	—	—	37,199
Total Assets:	$37,199	$—	$1,347,612	$1,384,811
Secured borrowings:	$—	$—	$389	$389

As of September 30, 2013:	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Total
Assets:
Debt investments(1)	$—	$—	$990,172	$990,172
Equity investments(1)	—	—	34,473	34,473
Money market funds(1)(2)	22,737	—	—	22,737
	$22,737	$—	$1,024,645	$1,047,382
Secured borrowings:	$—	$—	$8,809	$8,809

(1)	Refer to the consolidated schedules of investments for further details.
(2)	Included in cash and cash equivalents and restricted cash and cash equivalents on the consolidated statements of financial condition.

The net change in unrealized appreciation (depreciation) for the years ended September 30, 2014, 2013 and 2012 reported within the net change in unrealized appreciation (depreciation) on investments and the net change in unrealized appreciation (depreciation) on derivative instruments in the Company’s consolidated statements of operation attributable to the Company’s Level 3 assets held at the end of year was $5,970, $7,154 and $474, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

The following table presents the changes in investments and secured borrowings measured at fair value using Level 3 inputs for the years ended September 30, 2014 and 2013:

	Year ended September 30, 2014			Year ended September 30, 2014
	Debt Investments	Equity Investments	Total Investments	Secured borrowings
Fair value, beginning of period	$990,172	$34,473	$1,024,645	$8,809
Net change in unrealized appreciation (depreciation) on investments	(2,488)	5,836	3,348	—
Net change in unrealized appreciation (depreciation) on secured borrowings	—	—	—	(121)
Realized gain (loss) on investments	(4,434)	9,818	5,384	—
Fundings of revolving loans, net	(288)	—	(288)	—
Fundings of investments	854,964	23,671	878,635	—
PIK interest	(69)	—	(69)	—
Proceeds from principal payments and sales of portfolio investments	(554,164)	(19,037)	(573,201)	—
Proceeds from secured borrowings	—	—	—	29,518
Repayments on secured borrowings	—	—	—	(38,081)
Amortization of discount and premium	9,158	—	9,158	264
Fair value, end of period	$1,292,851	$54,761	$1,347,612	$389

	Year ended September 30, 2013			Year ended September 30, 2013
	Debt Investments	Equity Investments	Total Investments	Secured borrowings
Fair value, beginning of period	$651,485	$21,425	$672,910	$—
Net change in unrealized appreciation (depreciation) on investments	585	3,029	3,614	—
Net change in unrealized appreciation (depreciation) on secured borrowings	—	—	—	126
Realized gain (loss) on investments	(1,402)	39	(1,363)	—
Fundings of revolving loans, net	7,883	—	7,883	—
Fundings of investments	657,766	11,486	669,252	—
PIK interest	908	—	908	—
Proceeds from principal payments and sales of portfolio investments	(334,648)	(1,506)	(336,154)	—
Proceeds from secured borrowings	—	—	—	12,481
Repayments on secured borrowings	—	—	—	(3,802)
Amortization of discount and premium	7,595	—	7,595	4
Fair value, end of period	$990,172	$34,473	$1,024,645	$8,809

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

The following table presents quantitative information about the significant unobservable inputs of the Company’s Level 3 investments and secured borrowings as of September 30, 2014 and 2013.

Quantitative information about Level 3 Fair Value Measurements
	Fair value at September 30, 2014	Valuation Techniques	Unobservable Input		Range (Weighted Average)
Assets:
Senior secured loans(1)(2)(3)	$227,431	Market rate approach	Market interest rate		4.5% – 33.8% (7.3%)
		Market comparable companies	EBITDA multiples	(4)	5.0x – 14.8x (9.1x)
			Revenue multiples	(4)	0.8x – 4.3x (3.1x)
Subordinated Notes of SLF	$25,589	Discounted cash flow analysis	Discount rate		8.0%
One stop loans(1)(5)(6)	$883,582	Market rate approach	Market interest rate		5.0% – 43.3% (8.2%)
		Market comparable companies	EBITDA multiples	(7)	5.5x – 30.0x (9.8x)
			Revenue multiples	(7)	2.8x – 11.0x (6.1x)
Subordinated and second lien loans(8)	$42,418	Market rate approach	Market interest rate		9.0% – 12.0% (8.9%)
		Market comparable companies	EBITDA multiples		9.0x – 16.3x (12.4x)
Equity securities(9)	$45,519	Market comparable companies	EBITDA multiples	(10)	4.5x – 18.0x (10.0x)
			Revenue multiples	(10)	2.8x – 3.8x (3.5x)
Liabilities:
Secured borrowings(11)	$389	Market rate approach	Market interest rate		6.0%
		Market comparable companies	EBITDA multiples		30.0x

(1)	The fair value of this asset class was determined using the market rate approach as the investments in this asset class were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value at September 30, 2014 was determined using the market rate approach.
(2)	Excludes $35,423 of loans at fair value, which the Company valued using indicative bid and ask prices provided by an independent third party pricing service.
(3)	Excludes $5 of non-accrual loans at fair value, which the Company valued on a liquidation basis.
(4)	The Company valued $180,334 and $47,097 of senior secured loans using EBITDA and revenue multiples, respectively. All senior secured loans were also valued using the market rate approach.
(5)	Excludes $55,280 of loans at fair value, which the Company valued using indicative bid and ask prices provided by an independent third party pricing service.
(6)	Excludes $1,867 of loans at fair value, which the Company valued on a liquidation basis.
(7)	The Company valued $800,306 and $83,276 of one stop loans using EBITDA and revenue multiples, respectively. All one stop loans were also valued using the market rate approach.
(8)	Excludes $21,256 of loans at fair value, which the Company valued using indicative bid and ask prices provided by an independent third party pricing service.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

(9)	Excludes $9,242 of LLC equity interests in SLF at fair value, which the Company valued using the net asset value.
(10)	The Company valued $43,518 and $2,001 of equity securities using EBITDA and revenue multiples, respectively.
(11)	The fair value of the secured borrowings was determined using the market rate approach as the corresponding investments were determined not to be credit impaired using the market (9) comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value at September 30, 2014 was determined using the market rate approach.

Quantitative information about Level 3 Fair Value Measurements
	Fair value at September 30, 2013	Valuation Techniques	Unobservable Input		Range (Weighted Average)
Assets:
Senior secured loans(1)(2)(3)	$266,294	Market rate approach	Market interest rate		5.3% – 28.8% (7.9%)
		Market comparable companies	EBITDA multiples	(4)	5.0x – 13.5x (8.6x)
			Revenue multiples	(4)	3.2x – 7.0x (4.9x)
Subordinated Notes of SLF	$4,066	Discounted cash flow analysis	Discount rate		5.3%
One stop loans(1)(5)(6)	$511,630	Market rate approach	Market interest rate		5.8% – 15.3% (8.7%)
		Market comparable companies	EBITDA multiples		6.5x – 18.4x (9.1x)
Subordinated and second lien loans(1)(7)	$107,156	Market rate approach	Market interest rate		8.0% – 21.0% (11.7%)
		Market comparable companies	EBITDA multiples		7.0x – 16.5x (9.2x)
Equity securities(8)	$33,704	Market comparable companies	EBITDA multiples		6.0x – 29.1x (9.8x)
Liabilities:
Secured borrowings(9)	$8,809	Market rate approach	Market interest rate		7.0% – 7.8% (7.1%)
		Market comparable companies	EBITDA multiples		8.5x

(1)	The fair value of this asset class was determined using the market rate approach as the investments in this asset class were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value at September 30, 2013 was determined using the market rate approach.
(2)	Excludes $27,773 of loans at fair value, which the Company valued using indicative bid and ask prices provided by an independent third party pricing service.
(3)	Excludes $665 of non-accrual loans at fair value and $1,424 of loans at fair value, which the Company valued on a liquidation basis.
(4)	The Company valued $232,719 and $33,575 of senior secured loans using EBITDA and revenue multiples, respectively. All senior secured loans were also valued using the market rate approach.
(5)	Excludes $39,924 of loans at fair value, which the Company valued using indicative bid and ask prices provided by an independent third party pricing service.
(6)	Excludes $2,971 of loans at fair value, which the Company valued on a liquidation basis.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

(7)	Excludes $28,269 of loans at fair value, which the Company valued using indicative bid and ask prices provided by an independent third party pricing service.
(8)	Excludes $769 of LLC equity interests in SLF at fair value, which the Company valued using the net asset value.
(9)	The fair value of the secured borrowings was determined using the market rate approach as the corresponding investments were determined not to be credit impaired using the market (9) comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value at September 30, 2013 was determined using the market rate approach.

The above tables are not intended to be all-inclusive but rather to provide information on significant unobservable inputs and valuation techniques used by the Company.

The significant unobservable inputs used in the fair value measurement of the Company’s debt and equity investments and secured borrowings are EBITDA multiples, revenue multiples and market interest rates. The Company uses EBITDA multiples and, to a lesser extent, revenue multiples on its debt and equity investments and secured borrowings to determine any credit gains or losses. Significant increases or decreases in either of these inputs in isolation would result in a significantly lower or higher fair value measurement. The Company uses market interest rates for loans to determine if the effective yield on a loan is commensurate with the market yields for that type of loan. If a loan’s effective yield is significantly less than the market yield for a similar loan with a similar credit profile, then the resulting fair value of the loan may be lower.

Other Financial Assets and Liabilities

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. As a result, with the exception of the line item titled “debt” which is reported at cost, all assets and liabilities approximate fair value on the consolidated statements of financial condition due to their short maturity. Fair value of the Company’s debt is estimated using Level 3 inputs by discounting remaining payments using comparable market rates or market quotes for similar instruments at the measurement date, if available.

The following are the carrying values and fair values of the Company’s debt as of September 30, 2014 and 2013. Fair value is estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if available.

	As of September 30, 2014		As of September 30, 2013
	Carrying Value	Fair Value	Carrying Value	Fair Value
Debt	$697,150	$693,869	$412,100	$403,619

Note 7. Borrowings

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On September 13, 2011, the Company received exemptive relief from the SEC allowing it to modify the asset coverage requirement to exclude the SBA debentures from this calculation. As such, the Company’s ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides the Company with increased investment flexibility but also increases its risks related to leverage. As of September 30, 2014, the Company’s asset coverage for borrowed amounts was 249.1%.

Debt Securitizations:  On July 16, 2010, the Company completed a $300,000 term debt securitization (“2010 Debt Securitization”). The notes (“2010 Notes”) offered in the 2010 Debt Securitization were issued by the 2010 Issuer, a subsidiary of Golub Capital BDC 2010-1 Holdings LLC (“Holdings”), a direct subsidiary of the Company, and the Class A 2010 Notes and Class B 2010 Notes are secured by the assets held by the 2010 Issuer. The 2010 Debt Securitization was executed through a private placement of $174,000

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

of Aaa/AAA Class A 2010 Notes of the 2010 Issuer which, as amended, bear interest at three-month LIBOR plus 1.74%. The $10,000 face amount of Class B 2010 Notes bears interest at a rate of three-month LIBOR plus 2.40%, and the $116,000 face amount of Subordinated 2010 Notes does not bear interest. In partial consideration for the loans transferred to the 2010 Issuer as part of the 2010 Debt Securitization, Holdings retained all of the Class B and Subordinated 2010 Notes totaling $10,000 and $116,000, respectively, and all of the membership interests in the 2010 Issuer, which Holdings initially purchased for two hundred and fifty dollars. On February 15, 2013, the Company amended the 2010 Debt Securitization to issue an additional $29,000 in Class A 2010 Notes, $2,000 in Class B 2010 Notes and $19,000 in Subordinated 2010 Notes. The additional Class A 2010 Notes of the 2010 Issuer were sold through a private placement and the additional Class B 2010 Notes and additional Subordinated 2010 Notes were retained by Holdings. On November 15, 2013, Holdings sold the $12,000 of Class B 2010 Notes and on November 20, 2013, the transaction closed and proceeds of $11,999 were received. The Class A 2010 Notes are included in the September 30, 2014 and 2013 consolidated statements of financial condition as debt of the Company. The Class B 2010 Notes are included in the September 30, 2014 consolidated statements of financial condition as debt of the Company and as of September 30, 2013 were eliminated in consolidation. As of September 30, 2014 and 2013, the Subordinated 2010 Notes were eliminated in consolidation.

Through July 20, 2015, all principal collections received on the underlying collateral may be used by the 2010 Issuer to purchase new collateral under the direction of the Investment Adviser in its capacity as collateral manager of the 2010 Issuer and in accordance with the Company’s investment strategy, allowing the Company to maintain the leverage in the 2010 Debt Securitization. The 2010 Notes are scheduled to mature on July 20, 2023. As part of the 2010 Debt Securitization, the Company entered into a master loan sale agreement with Holdings and the 2010 Issuer under which the Company agreed to sell or contribute certain senior secured and second lien loans (or participation interests therein) to Holdings, and Holdings agreed to sell or contribute such loans (or participation interests therein) to the 2010 Issuer and to purchase or otherwise acquire the Subordinated 2010 Notes. The 2010 Notes are the secured obligations of the 2010 Issuer, and an indenture governing the 2010 Notes includes customary covenants and events of default.

As of September 30, 2014 and 2013, there were 85 and 91 portfolio companies with a total fair value of $337,763 and $343,166, respectively, securing the 2010 Notes. The pool of loans in the 2010 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

The interest charged under the 2010 Debt Securitization is based on three-month LIBOR, which as of September 30, 2014 was 0.2%. For the years ended September 30, 2014, 2013 and 2012, the components of interest expense, cash paid for interest, average interest rates and average outstanding balances for the 2010 Debt Securitization were as follows:

	For the year ended September 30,
	2014	2013	2012
Stated interest expense	$4,346	$4,393	$5,063
Amortization of debt issuance costs	707	588	633
Total interest and other debt financing expenses	$5,053	$4,981	$5,696
Cash paid for interest expense	$4,285	$4,597	$4,990
Average stated interest rate	2.0%	2.3%	2.9%
Average outstanding balance	$213,356	$192,115	$174,000

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

The classes, amounts, ratings and interest rates (expressed as a spread to three-month LIBOR) of the Class A and Class B 2010 Notes are as follows:

Description	Class A 2010 Notes	Class B 2010 Notes
Type	Senior Secured Floating Rate	Senior Secured Floating Rate
Amount Outstanding	$203,000	$12,000
Moody's Rating	“Aaa”	“Aa”
S&P Rating	“AAA”	“AA”
Interest Rate	LIBOR + 1.74%	LIBOR + 2.40%
Stated Maturity	July 20, 2023	July 20, 2023

On June 5, 2014, the Company completed a $402,569 term debt securitization (“2014 Debt Securitization”). The notes (“2014 Notes”) offered in the 2014 Debt Securitization were issued by the 2014 Issuer, a wholly-owned subsidiary of the Company, and are secured by a diversifed portfolio of senior secured and second lien loans held by the 2014 Issuer. The 2014 Debt Securitization was executed through a private placement of $191,000 of Aaa/AAA Class A-1 2014 Notes which bear interest at three-month LIBOR plus 1.75%, $20,000 of Aaa/AAA Class A-2 2014 Notes which bear interest at a rate of three-month LIBOR plus 1.45% through December 4, 2015 and three-month LIBOR plus 1.95% thereafter and $35,000 of Aa2/AA Class B 2014 Notes which bear interest at a rate of three-month LIBOR plus 2.50%. The $37,500 face amount of Class C 2014 Notes bear interest at a rate of three-month LIBOR plus 3.50%, and the LLC equity interests do not bear interest. In partial consideration for the loans transferred to the 2014 Issuer as part of the 2014 Debt Securitization, the Company received $119,069 of LLC equity interests in the 2014 Issuer. The Company retained all of the Class C 2014 Notes and LLC equity interests totaling $37,500 and $119,069, respectively. The Class A-1, Class A-2 and Class B 2014 Notes are included in the September 30, 2014 consolidated statements of financial condition as debt of the Company. As of September 30, 2014, the Class C 2014 Notes and LLC equity interests were eliminated in consolidation.

Through April 28, 2018, all principal collections received on the underlying collateral may be used by the 2014 Issuer to purchase new collateral under the direction of the Investment Adviser in its capacity as collateral manager of the 2014 Issuer and in accordance with the Company’s investment strategy, allowing the Company to maintain the initial leverage in the 2014 Debt Securitization. The 2014 Notes are scheduled to mature on April 25, 2026. As part of the 2014 Debt Securitization, the Company entered into a master loan sale agreement with the 2014 Issuer under which the Company agreed to sell or contribute certain senior secured and second lien loans (or participation interests therein) to the 2014 Issuer and to purchase or otherwise acquire the LLC equity interestsissued by the 2014 Issuer. The 2014 Notes are the secured obligations of the 2014 Issuer, and an indenture governing the 2014 Notes includes customary covenants and events of default.

As of September 30, 2014, there were 69 portfolio companies with a total fair value of $371,764 securing the 2014 Notes. The pool of loans in the 2014 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

The interest charged under the 2014 Debt Securitization is based on three-month LIBOR, which as of September 30, 2014 was 0.2%. For the years ended September 30, 2014, 2013 and 2012, the components of interest expense, cash paid for interest, annualized average interest rates and average outstanding balances for the 2014 Debt Securitization were as follows:

	For the year ended September 30,
	2014	2013	2012
Stated interest expense	$1,653	N/A	N/A
Amortization of debt issuance costs	205	N/A	N/A
Total interest and other debt financing expenses	$1,858	N/A	N/A
Cash paid for interest expense	$—	N/A	N/A
Average stated interest rate	2.1%	N/A%	N/A%
Average outstanding balance	$79,529	N/A	N/A

The classes, amounts, ratings and interest rates (expressed as a spread to three-month LIBOR) of the Class A-1, Class A-2 and Class B 2014 Notes are as follows:

Description	Class A-1 2014 Notes	Class A-2 2014 Notes	Class B 2014 Notes
Type	Senior Secured Floating Rate	Senior Secured Floating Rate	Senior Secured Floating Rate
Amount Outstanding	$191,000	$20,000	$35,000
Moody's Rating	“Aaa”	“Aaa”	“Aa2”
S&P Rating	“AAA”	“AAA”	“AA”
Interest Rate	LIBOR + 1.75%	LIBOR + 1.45%(1)	LIBOR + 2.50%
Stated Maturity	April 25, 2026	April 25, 2026	April 25, 2026

(1)	The Class A-2 2014 Notes bear interest at three-month LIBOR plus 1.45% through December 4, 2015 and three-month LIBOR plus 1.95% thereafter.

The Investment Adviser serves as collateral manager to the 2010 Issuer and the 2014 Issuer under separate collateral management agreements and receives a fee for providing these services. The total fees payable by the Company under its Investment Advisory Agreement are reduced by an amount equal to the total aggregate fees that are paid to the Investment Adviser by the 2010 Issuer and the 2014 Issuer for rendering such collateral management services.

SBA Debentures:  On August 24, 2010, GC SBIC IV, L.P. (“SBIC IV”), a wholly-owned subsidiary of the Company, received approval for a license from the SBA to operate as an SBIC. On December 5, 2012, GC SBIC V, L.P. (“SBIC V”), a wholly owned subsidiary of the Company, received a license from the SBA to operate as an SBIC. SBICs are subject to a variety of regulations and oversight by the SBA concerning the size and nature of the companies in which they may invest as well as the structures of those investments.

The licenses allow the Company’s SBICs to obtain leverage by issuing SBA-guaranteed debentures, subject to issuance of a capital commitment by the SBA and customary procedures. These debentures are non-recourse to the Company, have interest payable semiannually and a ten-year maturity. The interest rate is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with ten-year maturities.

Under present SBIC regulations, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $225,000 and the maximum amount that may be issued by a single SBIC licensee is $150,000. As of September 30, 2014, SBIC IV and SBIC V had $150,000 and $58,750 of outstanding SBA-guaranteed debentures, respectively, leaving incremental borrowing capacity of

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

$16,250 for SBIC V under present SBIC regulations. As of September 30, 2013, SBIC IV and SBIC V had $146,250 and $33,250 of outstanding SBA-guaranteed debentures, respectively.

SBIC IV and SBIC V may each borrow up to two times the amount of its regulatory capital, subject to customary regulatory requirements. As of September 30, 2014, the Company had committed and funded $75,000 to SBIC IV and SBIC IV had SBA-guaranteed debentures of $150,000 outstanding that mature between March 2021 and March 2024. As of September 30, 2014, the Company had committed and funded $37,500 to SBIC V, and SBIC V had SBA-guaranteed debentures of $58,750 outstanding that mature between September 2023 and September 2024.

The interest rate on $208,750 of outstanding debentures is fixed at an average annualized interest rate of 3.7%. For the years ended September 30, 2014, 2013 and 2012, the components of interest expense, cash paid for interest, average interest rates and average outstanding balances for the SBA debentures were as follows:

	For the year ended September 30,
	2014	2013	2012
Stated interest expense	$6,982	$4,673	$3,328
Amortization of debt issuance costs	1,261	701	501
Total interest and other debt financing expenses	$8,243	$5,374	$3,829
Cash paid for interest expense	$6,772	$4,581	$3,121
Average stated interest rate	3.5%	3.2%	3.1%
Average outstanding balance	$198,905	$144,671	$108,718

Revolving Credit Facility:  On July 21, 2011, Funding, a wholly owned subsidiary of the Company, entered into a senior secured revolving credit facility (as amended, the “Credit Facility”) with Wells Fargo Securities, LLC, as administrative agent, and Wells Fargo Bank, N.A., as lender, which as of September 30, 2014, allowed Funding to borrow up to $150,000 at any one time outstanding, subject to leverage and borrowing base restrictions.

Effective October 17, 2014, the Company and Funding amended the Credit Facility to, among other things, extend Funding’s ability to draw under the Credit Facility from October 21, 2014 to November 22, 2015, and extended the stated maturity date from October 22, 2018 to October 17, 2019. Refer to Note 15 for additional information.

Through the reinvestment period, the Credit Facility bears interest at one-month LIBOR plus 2.25% per annum. After the reinvestment period, the rate will reset to one-month LIBOR plus 2.75% per annum for the remaining term of the Credit Facility. In addition to the stated interest expense on the Credit Facility, the Company is required to pay a non-usage fee rate between 0.50% and 2.00% per annum depending on the size of the unused portion of the Credit Facility.

The Credit Facility is collateralized by all of the assets held by Funding, and the Company has pledged its interests in Funding as collateral to Wells Fargo Bank, N.A., as the collateral agent, under an ancillary agreement to secure the obligations of the Company as the transferor and servicer under the Credit Facility. Both the Company and Funding have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the Credit Facility is subject to the leverage restrictions contained in the 1940 Act.

The Company plans to transfer certain loans and debt securities it has originated or acquired from time to time to Funding through a purchase and sale agreement and may cause Funding to originate or acquire loans in the future, consistent with the Company’s investment objectives.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

As of September 30, 2014 and 2013, the Company had outstanding debt under the Credit Facility of $27,400 and $29,600, respectively. For the years ended September 30, 2014 and 2013, the Company had borrowings on the Credit Facility of $537,400 and $291,350 and repayments on the Credit Facility of $539,600 and $316,550, respectively. For the years ended September 30, 2014, 2013 and 2012, the components of interest expense, cash paid for interest, average interest rates and average outstanding balances for the Credit Facility were as follows:

	For the year ended September 30,
	2014	2013	2012
Stated interest expense	$2,335	$1,014	$611
Facility fees	644	440	324
Amortization of debt issuance costs	816	535	321
Total interest and other debt financing expenses	$3,795	$1,989	$1,256
Cash paid for interest expense	$2,985	$1,456	$890
Average stated interest rate	2.4%	2.4%	2.5%
Average outstanding balance	$95,649	$42,057	$24,251

Revolver:  On November 22, 2013, Revolver Funding, a wholly owned subsidiary of the Company, entered into a $15,000 revolving line of credit (“Revolver”), which may be increased up to $30,000, with The PrivateBank and Trust Company (“PrivateBank”) that matures on November 22, 2019. The Revolver bears an interest rate of either one-month, two-month or three-month LIBOR plus 3.50% per annum or PrivateBank’s prime rate plus 1.50% per annum through November 22, 2014 and one-month, two-month or three-month LIBOR plus 2.50% per annum or PrivateBank’s prime rate plus 0.50% per annum for the period subsequent to November 22, 2014. The Revolver is collateralized by all of the assets held by Revolver Funding. Both the Company and Revolver Funding have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the Revolver is subject to the leverage restrictions contained in the 1940 Act. In addition, the Company pays a fee of 0.25% per annum on any unused portion of the Revolver.

As of September 30, 2014, the Company had $0 outstanding debt under the Revolver. For year ended September 30, 2014, the Company had borrowings of $1,300 and repayments of $1,300 on the Revolver. For the years ended September 30, 2014, 2013 and 2012, the components of interest expense, cash paid for interest, annualized average interest rates and average outstanding balances for the Revolver were as follows:

	For the year ended September 30,
	2014	2013	2012
Stated interest expense	$7	N/A	N/A
Facility fees	32	N/A	N/A
Amortization of debt issuance costs	43	N/A	N/A
Total interest and other debt financing expenses	$82	N/A	N/A
Cash paid for interest expense	$39	N/A	N/A
Average stated interest rate	3.8%	N/A%	N/A%
Average outstanding balance	$185	N/A	N/A

The average total debt outstanding (including the debt under the 2010 Debt Securitization, the 2014 Debt Securitization, SBA debentures, Credit Facility and Revolver) for the years ended September 30, 2014, 2013 and 2012 was $587,624, $378,843 and $306,969, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

For the years ended 2014, 2013 and 2012, the effective average annual interest rate, which includes amortization of debt financing costs and non-usage facility fees, on the Company’s total debt outstanding (excluding secured borrowings) was 3.2%, 3.3% and 3.5%, respectively.

A summary of the Company’s maturity requirements for borrowings as of September 30, 2014 is as follows:

	Payments Due by Period
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
2010 Debt Securitization	$215,000	$—	$—	$—	$215,000
2014 Debt Securitization	246,000	—	—	—	246,000
SBA debentures	208,750	—	—	—	208,750
Credit Facility	27,400	—	—	—	27,400
Revolver	—	—	—	—	—
Total borrowings	$697,150	$—	$—	$—	$697,150

Secured Borrowings:  Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 because these sales do not meet the definition of a “participating interest”, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the consolidated statement of financial condition and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated statement of financial condition. For these partial loan sales, the interest earned on the entire loan balance is recorded within “interest income” and the interest earned by the buyer in the partial loan sale is recorded within “interest and other debt financing expenses” in the consolidated statement of operations.

As of September 30, 2014 and 2013, the Company recognized secured borrowings at fair value of $389 and $8,809, respectively, and the fair value of the loans that are associated with these secured borrowings was $1,325 and $27,213, respectively. These secured borrowings were the result of the Company’s completion of partial loan sales of one stop loans associated with two portfolio companies that did not meet the definition of a “participating interest”. As a result, sale treatment was not allowed and these partial loan sales were treated as secured borrowings. During the years ended September 30, 2014 and 2013, there were partial loan sales totaling $10,295 and $7,903, net fundings on revolving and delayed draw secured borrowings totaling $4,818 and $841 and repayments on secured borrowings totaled $23,677 and $65. For the years ended September 30, 2014 and 2013, the effective average interest rate on secured borrowings, which includes amortization of original issuance costs, was 8.3% and 5.7%, respectively, interest expense was $932 and $79, respectively, and amortization of original issue discount was $264 and $4, respectively. There were no such partial loan sales during the year ended September 30, 2012.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 8. Derivative Instruments

The Company had sold or terminated all of its derivative instruments as of September 30, 2012. The following table summarizes realized and unrealized gains and losses on derivative instruments recorded by the Company for the year ended September 30, 2012 and the location on the consolidated statements of operations:

	Location	Year ended September 30, 2012	Location	Year ended September 30, 2012
		Realized Gain (Loss)		Unrealized Gain (Loss)
Futures Contracts	Net realized (loss) on derivative instruments	$(1,759)	Net change in unrealized appreciation on derivative instruments	$141
TRS	Net realized gain on derivative instruments	3,854	Net change in unrealized appreciation on derivative instruments	1,845
		$2,095		$1,986

Futures contracts:  In September 2012, the Company sold its remaining ten-year U.S. Treasury futures contracts. The Company had entered into the futures contracts to mitigate its exposure to adverse fluctuation in interest rates related to the Company’s SBA debentures. The cash collateral underlying the futures contracts was returned to the Company.

Based on the daily fluctuation of the fair value of the futures contracts, the Company recorded an unrealized gain or loss equal to the daily fluctuation in fair value. Upon maturity or settlement of the futures contracts, the Company realized a gain or loss based on the difference of the fair value of the futures contracts at inception and the fair value of the futures contracts at settlement or maturity. This gain or loss is included on the consolidated statements of operations as net realized gain (loss) on derivative instruments.

For the year ended September 30, 2012, the realized loss on settlement of futures contracts was $1,759 and the change in unrealized appreciation related to the futures contracts was $141. The Company’s total volume of futures contracts was eight hundred and sixty-three for the year ended September 30, 2012.

Total return swap:  On April 11, 2012, Golub Capital Master Funding LLC (“GCMF”), a wholly owned subsidiary of the Company, terminated the TRS that it had entered into with Citibank.

GCMF entered into the TRS to gain economic exposure to a portfolio of broadly syndicated loans. Generally, under the terms of a total return swap, one party agrees to make periodic payments to another party based on the change in the market value of the assets referenced by the total return swap, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A total return swap is typically used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.

The Company received from Citibank all interest and fees payable in respect of the loans included in the portfolio. The Company paid to Citibank interest at a rate equal to three-month LIBOR plus 1.2% per annum based on the settled notional value of the TRS. Upon termination of the TRS, the Company received from Citibank the net appreciation in the value of the referenced loans. On a quarterly basis, net payment between the Company and Citibank for interest and realized appreciation and depreciation on the portfolio of loans occurs.

The Company acted as the manager of the rights and obligations of GCMF under the TRS.

For GAAP purposes, realized gains and losses on the TRS are composed of any gains or losses on the referenced portfolio of loans as well as the net interest received or owed at the time of the quarterly settlement. For GAAP purposes, unrealized gains and losses on the TRS are composed of the net interest

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 8. Derivative Instruments  – (continued)

income earned or interest expense owed during the period that was not previously settled as well as the change in fair value of the referenced portfolio of loans.

For the year ended September 30, 2012, the change in the fair value of the TRS was $1,845. Realized gains on the TRS for the year ended September 30, 2012 were $3,854, which consisted of spread interest income of $2,635 and a realized gain of $1,219 on the sale of the referenced loans.

Upon termination, cash collateral of $19,912 that had secured the obligations to Citibank under the TRS was returned to the Company and was used to fund new middle market debt and equity investments.

Note 9. Federal Income Tax Matters

The Company has elected to be treated as a RIC under Subchapter M of the Code, and as a result must distribute substantially all of its respective net taxable income. Accordingly, no provision for federal income tax has been made in the financial statements.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts determined in accordance with GAAP and those differences could be material. These book-to-tax differences are either temporary or permanent in nature. Reclassification due to permanent book-tax differences, including the tax treatment on income from the TRS and return of capital, have no impact on net assets.

The following differences were reclassified for tax purposes for the years ended September 30, 2014, 2013 and 2012:

	Years ended September 30,
	2014	2013	2012
Increase/(decrease) in Paid in Capital in Excess of Par	$875	$(4,858)	$(1,111)
Increase in Capital Distribution in Excess of Net Investment income	2,190	3,377	4,425
Increase/(decrease) in Net Realized Gain (Loss) on Investments and Derivative Instruments	(3,066)	1,481	(3,314)

Taxable income generally differs from net increase (decrease) in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes unrealized appreciation (depreciation) on investments as investment gains and losses are not included in taxable income until they are realized.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by us after September 30, 2011 will not be subject to expiration. As of September 30, 2014, the Company estimates that it will not have any capital loss carryforward available for use in subsequent tax years.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 9. Federal Income Tax Matters  – (continued)

The following table reconciles net increase in net assets resulting from operations to taxable income for the years ended September 30, 2014, 2013 and 2012:

	Years ended September 30,
	2014	2013	2012
Net increase in net assets resulting from operations	$65,388	$46,520	$31,760
Net change in unrealized (appreciation) depreciation on investments	(3,348)	(3,614)	(5,270)
Net change in unrealized (appreciation) depreciation on derivative instruments	—	—	(1,986)
Net change in unrealized (appreciation) depreciation on secured borrowings	(121)	126	—
Other income not currently taxable	(3,517)	(2,245)	(377)
Other income for tax but not book	924	463	39
Other deductions/losses for tax not book	(2)	—	—
Other realized gain/loss differences	3,650	(4,142)	6,095
Capital loss carryforward	(3,497)	3,497	—
Taxable income before deductions for distributions	$59,477	$40,605	$30,261

The tax character of distributions paid during the years ended September 30, 2014, 2013 and 2012 were as follows:

	Years ended September 30,
	2014	2013	2012
Ordinary income	$54,905	$40,605	$30,484
Long-Term Capital Gains	2,918	—	—
Return of Capital	—	4,789	1,072

The tax basis components of distributable earnings / (accumulated losses) and reconciliation to accumulated earnings / (deficit) on a book basis for the years ended September 30, 2014, 2013 and 2012 were as follows:

	Years ended September 30,
	2014	2013	2012
Undistributed realized gains — tax basis	$1,654	$—	$—
Net unrealized appreciation (depreciation) on investments and derivatives	11,268	13,345	6,084
Other temporary differences	(709)	(824)	—
Post-October losses deferred	—	(3,500)	(6,545)
Capital loss carryforward	—	(3,497)	—
Total accumulated earnings (deficit) — book basis	$12,213	$5,524	$(461)

As of September 30, 2014, the Federal tax cost of investments was $1,339,007 resulting in estimated gross unrealized gains and losses of $28,595 and $19,990, respectively.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the consolidated statements of changes in net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 10. Commitments and Contingencies

Commitments:  The Company had outstanding commitments to fund investments totaling $124,548 and $76,269 under various undrawn revolvers and other credit facilities as of September 30, 2014 and 2013, respectively.

Indemnifications:  In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as these involve future claims that may be made against the Company but that have not occurred. The Company expects the risk of any future obligations under these indemnifications to be remote.

Off-balance sheet risk:  Off-balance sheet risk refers to an unrecorded potential liability that may result in a future obligation or loss, even though it does not appear on the consolidated statements of financial condition. The Company has entered and, in the future, may again enter into derivative instruments that contain elements of off-balance sheet market and credit risk. Derivative instruments can be affected by market conditions, such as interest rate volatility, which could impact the fair value of the derivative instruments. If market conditions move against the Company, it may not achieve the anticipated benefits of the derivative instruments and may realize a loss. The Company minimizes market risk through monitoring its investments and borrowings.

Concentration of credit and counterparty risk:  Credit risk arises primarily from the potential inability of counterparties to perform in accordance with the terms of the contract. The Company has engaged and, in the future, may engage again in derivative transactions with counterparties. In the event that the counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparties or issuers of the instruments. The Company’s maximum loss that it could incur related to counterparty risk on its derivative instruments is the value of the collateral for that respective derivative instrument. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.

Legal proceedings:  In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company does not believe any disposition will have a material adverse effect on the Company’s consolidated financial statements.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 11. Financial Highlights

The financial highlights for the Company are as follows:

	Years ended September 30,
Per share data(1):	2014	2013	2012	2011	2010
Net asset value at beginning of period	$15.21	$14.60	$14.56	$14.71	N/A	(5)
Net increase in net assets as a result of public offering	0.18	0.57	0.04	0.06	N/A	(5)
Costs related to public offering	—	(0.03)	(0.03)	(0.04)	N/A	(5)
Dividends and distributions declared:
From net investment income	(1.22)	(1.15)	(1.24)	(1.18)	N/A	(5)
From capital gains	(0.06)	—	—	(0.08)	N/A	(5)
From return of capital	—	(0.13)	(0.04)	—	N/A	(5)
Net investment income	1.26	1.29	1.15	1.16	N/A	(5)
Net realized gain (loss) on investments	0.11	(0.04)	(0.23)	0.11	N/A	(5)
Net realized gain on derivative instruments	—	—	0.09	—	N/A	(5)
Net change in unrealized appreciation (depreciation) on investments	0.07	0.10	0.22	(0.08)	N/A	(5)
Net change in unrealized appreciation (depreciation) on derivative instruments	—	—	0.08	(0.09)	N/A	(5)
Net change in unrealized appreciation (depreciation) on secured borrowings	—	—	—	—	N/A	(5)
Net asset value at ending of period	$15.55	$15.21	$14.60	$14.56	$14.71
Per share market value at end of period	$15.95	$17.32	$15.90	$14.85	$15.30
Total return based on market value(2)	(0.52)%	16.98%	15.69%	5.36%	N/A	(5)
Total return based on average net asset value/members' equity	9.39%	9.03%	8.86%	7.30%	14.33%
Shares outstanding at end of period	47,119,498	43,282,932	25,688,101	21,733,903	17,712,444
Ratios/Supplemental Data:
Ratio of expenses (without incentive fees) to average net assets/members' equity	6.16%	5.73%	6.63%	5.47%	5.31%
Ratio of incentive fees to average net assets/members' equity(3)(4)	1.46%	1.91%	1.74%	0.12%	0.03%

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 11. Financial Highlights  – (continued)

	Years ended September 30,
Per share data(1):	2014	2013	2012	2011	2010
Ratio of total expenses to average net assets/members' equity(3)(4)	7.61%	7.65%	8.37%	5.59%	5.34%
Ratio of net investment income to average net assets/members' equity	8.12%	8.62%	7.78%	7.80%	12.79%
Net assets at end of period	$732,739	$658,236	$375,129	$316,549	$260,541
Average debt outstanding	$587,624	$378,843	$306,969	$201,294	$213,793
Average debt outstanding per share	$12.47	$8.75	$11.95	$9.26	$12.07
Asset coverage ratio(6)	249.12%	373.20%	263.20%	278.60%	243.00%
Portfolio turnover	46.50%	40.05%	32.55%	56.90%	44.73%

(1)	Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.
(2)	Total return based on market value assumes dividends are reinvested.
(3)	During the year ended September 30, 2012, the Investment Adviser irrevocably waived $647 of incentive fees attributable to the TRS. Had the Investment Adviser not waived these fees, the annualized ratio of incentive fees to average net assets and the annualized ratio of total expenses to average net assets would have been 1.92% and 8.55%, respectively, for the year ended September 30, 2012.
(4)	During the year ended September 30, 2013, the Investment Adviser irrevocably waived $250 of incentive fees. Had the Investment Adviser not waived these fees, the annualized ratio ofincentive fees to average net assets and the annualized ratio of total expenses to average net assets would have been 1.96% and 7.69%, respectively, for the year ended September 30, 2013.
(5)	Per share data are not provided as the Company did not have shares of common stock outstanding prior to its conversion to a Delaware corporation on April 13, 2010.
(6)	In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On September 13, 2011, the Company received exemptive relief from the SEC allowing it to modify the asset coverage requirement to exclude the SBA debentures from this calculation. As such, the Company’s ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides the Company with increased investment flexibility but also increases its risks related to leverage.

Note 12. Earnings Per Share

The following information sets forth the computation of the net increase in net assets per share resulting from operations for the years ended September 30, 2014, 2013 and 2012:

	Years ended September 30,
	2014	2013	2012
Earnings available to stockholders	$65,388	$46,520	$31,760
Basic and diluted weighted average shares outstanding	45,277,111	34,466,923	24,271,251
Basic and diluted earnings per share	$1.44	$1.35	$1.31

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 13. Public Offerings

The following table summarizes the total shares issued and proceeds received net of underwriting and offering costs in public offerings of the Company's common stock for the years ended September 30, 2014, 2013 and 2012:

	Shares issued	Offering price per share	Proceeds net of underwriting discounts and offering costs
Fiscal year 2012 offering	3,825,000	$15.35	$56,467
Fiscal year 2013 offerings	17,466,382	Various	$279,909
Fiscal year 2014 offering	3,666,855	$18.05	$64,106

On January 31, 2012, GBDC priced a public offering of 3,500,000 shares of its common stock at a public offering price of $15.35 per share. On March 1, 2012, the Company sold an additional 325,000 shares of its common stock at a public offering price of $15.35 per share pursuant to the underwriters’ partial exercise of the over-allotment option.

On August 6, 2012, GBDC announced an At the Market (“ATM”) program to sell up to $50 million of shares of its common stock over a one year time period. No shares were sold under the ATM program.

On October 16, 2012, GBDC priced a public offering of 2,600,000 shares of its common stock at a public offering price of $15.58 per share. On November 14, 2012, the Company sold an additional 294,120 shares of its common stock at a public offering price of $15.58 per share pursuant to the underwriters’ partial exercise of the over-allotment option.

On January 15, 2013, GBDC priced a public offering of 4,500,000 shares of its common stock at a public offering price of $15.87 per share. On February 20, 2013, the Company sold an additional 622,262 shares of its common stock at a public offering price of $15.87 per share pursuant to the underwriters’ partial exercise of the over-allotment option.

On May 7, 2013, GBDC priced a public offering of 6,000,000 shares of its common stock at a public offering price of $17.47 per share.

On September 12, 2013, GBDC priced a public offering of 3,000,000 shares of its common stock at a public offering price of $16.95 per share. On September 27, 2013, the Company sold an additional 450,000 shares of its common stock at a public offering price of $16.95 per share pursuant to the underwriters’ full exercise of the over-allotment option.

On March 18, 2014, Golub Capital BDC, Inc. priced a public offering of 3,500,000 shares of its common stock at a public offering price of $18.05 per share. On April 23, 2014, Golub Capital BDC, Inc. sold an additional 166,855 shares of its common stock at a public offering price of $18.05 per share pursuant to the underwriters’ partial exercise of the option granted in connection with the public offering in March 2014.

On August 20, 2014, GBDC announced an ATM program to sell up to $75,000,000 of shares of its common stock over a one year time period. As of November 18, 2014, no shares had been sold through the ATM program.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 14. Dividends and Distributions

The Company’s dividends and distributions are recorded on the record date. The following table summarizes the Company’s dividend declarations and distributions during the years ended September 30, 2014, 2013 and 2012:

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
Fiscal Year ended September 30, 2012
12/07/2011	12/19/2011	12/29/2011	$0.32	$6,580	25,052	$375
02/02/2012	03/16/2012	03/29/2012	$0.32	$7,381	55,479	$805
05/01/2012	06/15/2012	06/29/2012	$0.32	$7,858	23,575	$347
08/02/2012	09/13/2012	09/27/2012	$0.32	$7,829	25,092	$382
Fiscal Year ended September 30, 2013
11/27/2012	12/14/2012	12/28/2012	$0.32	$8,804	23,115	$342
02/05/2013	03/14/2013	03/28/2013	$0.32	$10,370	26,914	$423
05/01/2013	06/13/2013	06/27/2013	$0.32	$12,102	37,293	$620
08/06/2013	09/13/2013	09/27/2013	$0.32	$12,046	41,127	$687
Fiscal Year ended September 30, 2014
11/26/2013	12/17/2013	12/27/2013	$0.32	$13,092	42,643	$758
02/04/2014	03/17/2014	03/28/2014	$0.32	$13,326	32,033	$539
05/06/2014	06/16/2014	06/27/2014	$0.32	$14,356	40,567	$692
08/05/2014	09/16/2014	09/26/2014	$0.32	$14,217	54,468	$843

Note 15. Subsequent Events

On October 17, 2014, Funding entered into an amendment, or the Credit Facility Amendment, to the documents governing the Credit Facility. The Credit Facility Amendment is effective as of October 17, 2014. The Credit Facility Amendment, among other things, (a) extended the expiration of the revolving period from October 21, 2014 to November 22, 2015, during which period Funding, subject to certain conditions, may make borrowings under the facility and (b) extended the stated maturity date from October 22, 2018 to October 17, 2019. The size, interest rate and other material terms of the Credit Facility were unchanged.

On November 17, 2014, the Company’s Board declared a quarterly dividend of $0.32 per share payable on December 29, 2014 to holders of record as of December 18, 2014.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 16. Selected Quarterly Financial Data (Unaudited)

	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Total investment income	$30,658	$28,029	$25,260	$25,579
Net investment income	14,850	15,073	13,352	13,260
Net gain (loss) on investments	5,332	1,207	737	1,577
Net increase (decrease) in net assets resulting from operations	20,182	16,280	14,089	14,837
Earnings per share	0.43	0.35	0.32	0.34
Net asset value per common share at period end	$15.55	$15.44	$15.41	$15.23

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Total investment income	$22,816	$22,268	$20,096	$18,594
Net investment income	12,424	12,000	10,394	9,577
Net gain (loss) on investments	(130)	656	1,857	(258)
Net increase (decrease) in net assets resulting from operations	12,294	12,656	12,251	9,319
Earnings per share	0.31	0.34	0.38	0.33
Net asset value per common share at period end	$15.21	$15.12	$14.80	$14.66

	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Total investment income	$16,219	$14,811	$14,352	$12,477
Net investment income	7,791	6,678	7,065	6,342
Net gain (loss) on investments	954	(1,285)	4,366	(151)
Net increase (decrease) in members' equity/net assets resulting from operations	8,745	5,393	11,431	6,191
Earnings per share	0.34	0.21	0.48	0.28
Net asset value per common share at period end	$14.60	$14.58	$14.69	$14.53

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 17. Summarized Financial Information for SLF (Unaudited)

Provided in the table below is a statement of financial condition for SLF as of September 30, 2014 and 2013:

Senior Loan Fund LLC
Statement of Financial Condition

	September 30, 2014	September 30, 2013
Assets
Investments, at fair value	$103,296	$13,666
Cash and cash equivalents	1,237	126
Restricted cash and cash equivalents	1,753	—
Interest receivable	370	29
Deferred financing costs	572	—
Total Assets	$107,228	$13,821
Liabilities and Net Assets
Liabilities
Senior credit facility	$66,600	$—
Subordinated notes, at fair value (proceeds of $29,245 and $4,731, respectively)	29,245	4,646
Secured borrowings, at fair value (proceeds of $243 and $0, respectively)	254	—
Interest payable	411	27
Payable for open trades	—	8,259
Accounts payable and accrued expenses	156	10
Total Liabilities	$96,666	$12,942
Net Assets	$10,562	$879
Total Liabilities and Net Assets	$107,228	$13,821

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 17. Summarized Financial Information for SLF (Unaudited)  – (continued)

Provided in the table below is a statement of operations for SLF for the years ending September 30, 2014, 2013 and 2012:

Senior Loan Fund LLC
Statement of Operations

	Years ended September 30,
	2014	2013	2012
Investment income
Interest income	$3,834	$44	$—
Fee income	4	—	—
Total investment income	3,838	44	—
Expenses
Interest and other debt financing expenses	3,207	26	—
Professional fees	91	6	—
Administrative service fee	139	4	—
General and administrative expenses	1	—	—
Total expenses	3,438	36	—
Net investment income	400	8	—
Net gain (loss) on investments, subordinated notes and secured borrowings
Net unrealized appreciation (depreciation) on investments	(2)	110	—
Net unrealized appreciation (depreciation) on subordinated notes	(85)	85	—
Net change in unrealized appreciation (depreciation) on secured borrowings	(11)	—	—
Net gain (loss) on investments, subordinated notes and secured borrowings	(98)	195	—
Net increase in net assets resulting from operations	$302	$203	$—

3,500,000 Shares

GOLUB CAPITAL BDC, INC.

Common Stock

PROSPECTUS SUPPLEMENT

Wells Fargo Securities
BofA Merrill Lynch
UBS Investment Bank
Raymond James
Keefe, Bruyette & Woods
                        A Stifel Company

April 10, 2015